February 20, 1996

VIA EDGAR TRANSMISSION

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  Portico Funds, Inc.
          (1933 Act Registration No. 33-18255)
          (1940 Act Registration No. 811-5380)


Ladies and Gentlemen:

     On behalf of Portico Funds, Inc. (the "Fund"), I have transmitted herewith for filing Post-Effective Amendment No. 28 to the Fund's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940.

     Pursuant to Rule 485(b) under the Securities Act of 1993, it is proposed that this Amendment become effective immediately on February 20, 1996. The purpose of this Amendment is to bring the financial statements up to date and make other non-material changes to the prospectuses and the statements of additional information of the Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund, International Equity Fund, Tax-Exempt Intermediate Bond Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEX/TM Fund, Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, and Tax-Exempt Money Market Fund.

     Please be advised that the institutional version of the prospectuses for the money market funds, bond funds, equity funds and international equity fund have been consolidated into one prospectus. In addition, the retail version of the prospectus for the International Equity Fund has been consolidated into the retail version of the prospectus for the other equity funds.

     Post-Effective Amendment No. 28 does not contain disclosures that would render it ineligible to become effective under Rule 485(b) of the Securities Act of 1933.

     As requested in the staff's generic comment letter dated February 25, 1994, we note for your information that shares of the Company are marketed in part through banks.


          Very truly yours,

          /s/ Kenneth L. Greenberg, Esq.

KLG:CS
Enclosures



As filed with the Securities and Exchange Commission on February 20, 1996.

     1933 Act Registration No. 33-18255
     1940 Act Registration No. 811-5380


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   X
                          Pre-Effective Amendment No.
                       Post-Effective Amendment No. 28                X
                                     and/or

                           REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                X
                               Amendment No. 29                       X

                        (Check appropriate box or boxes)

                              PORTICO FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              Portico Funds Center
                            615 East Michigan Street
                        Milwaukee, Wisconsin  53201-3011
                    (Address of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code:  (414) 287-3909

                        W. Bruce McConnel, III, Esquire
                             Drinker Biddle & Reath
                      Philadelphia National Bank Building
                              1345 Chestnut Street
                       Philadelphia, Pennsylvania  19107
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box).

  X  immediately upon filing pursuant to paragraph (b)

     On        , 19   pursuant to paragraph (b)
        -------    --

     60 days after filing pursuant to paragraph (a)(i)

     on (date) pursuant to paragraph (a)(i)

     75 days after filing on               , 19   pursuant to paragraph (a)(ii)
                             ----------- --    --

     on               , 19   pursuant to paragraph (a)(ii) of Rule 485.
        ----------- --    --

If appropriate, check the following box:

     this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

     Registrant has registered an indefinite number of shares of its securities under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed on behalf of the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX/TM Fund, Balanced Fund, Growth & Income Fund, Special Growth Fund, Equity Index Fund, MidCore Growth Fund and International Equity Fund its Rule 24f-2 Notice for its fiscal year ended October 31, 1995 on December 20, 1995.




                              PORTICO FUNDS, INC.
                                (Retail Series)
                          Short-Term Bond Market Fund,
                         Intermediate Bond Market Fund,
                       Tax-Exempt Intermediate Bond Fund
                               Bond IMMDEX/TM Fund
                                   Form N-1A
                             Cross Reference Sheet
Part A
Item No.                                         Prospectus Heading
--------                                         ------------------
1.  Cover Page. . . . . . . . . . . . . . . . .  Cover Page

2.  Synopsis. . . . . . . . . . . . . . . . . .  Expense Summary

3.  Condensed Financial Information . . . . . .  Financial Highlights;
                                                 Performance Calculations

4.  General Description of Registrant . . . . .  Cover Page; Investment
                                                 Objectives and Policies; Other
                                                 Investment Information;
                                                 Description of Shares;
                                                 Investment Limitations

5.  Management of the Fund. . . . . . . . . . .  Management of the Funds

5A. Management's Discussion of
    Fund Performance. . . . . . . . . . . . . .  Inapplicable

6.  Capital Stock and Other Securities. . . . .  Dividends and Distributions;
                                                 Management of the Funds;
                                                 Taxes; Description of Shares
7.  Purchase of Securities Being Offered. . . .  Purchase of Shares;
                                                 Shareholder Services; Net
                                                 Asset Value and Days of
                                                 Operation

8.  Redemption or Repurchase. . . . . . . . . .  Redemption of Shares;
                                                 Shareholder Services; Net
                                                 Asset Value and Days of
                                                 Operation

9.  Pending Legal Proceedings . . . . . . . . .  Not Applicable



***********


                        Prospectus   February 20, 1996
                          Short-Term Bond Market Fund
                         Intermediate Bond Market Fund
                       Tax-Exempt Intermediate Bond Fund
                              Bond IMMDEX/TM Fund

TABLE OF CONTENTS
Expense Summary                               2
Financial Highlights                          3
Investment Objectives and Policies            6
Other Investment Information                 14
Purchase of Shares                           21
Redemption of Shares                         27
Shareholder Services                         30
Dividends and Distributions                  32
Management of the Funds                      33
Investment Limitations                       37
Taxes                                        38
Description of Shares                        40
Net Asset Value and Days of Operation        41
Performance Calculations                     42

Portico Funds, Inc. is a family of sixteen mutual funds that offer a variety of investment objectives designed to meet the needs of individual and institutional investors. This Prospectus describes the Retail Shares of the Bond Funds. Portico Funds also offers retail and institutional shares of equity funds and shares of money market funds, which are described in separate prospectuses.


The Short-Term Bond Market Fund seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 year Government/Corporate Bond Index.

The Intermediate Bond Market Fund seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index.

The Tax-Exempt Intermediate Bond Fund seeks to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal.

The Bond IMMDEX/TM Fund seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index.

Firstar Investment Research & Management Company ("FIRMCO" or the "Adviser") serves as investment adviser to each Fund, and the Funds are sponsored by B. C. Ziegler and Company (the "Distributor"). Shareholder Organizations may perform shareholder servicing and provide assistance in connection with the distribution of the Funds' shares and receive fees from the Funds for their services. (See "Management of the Funds").


This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. You should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011, or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area). The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into the Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                               February 20, 1996

EXPENSE SUMMARY Below is a summary of the shareholder transaction expenses and the annual operating expenses expected to be incurred by Retail Shares of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds during the year ended December 31, 1996. An example based on the summary is also shown.

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                     2.00%
Maximum Sales Load Imposed on Reinvested Dividends          None
Deferred Sales Load                                         None
Redemption Fees                                             None<F1>
Exchange Fees                                               None

Annual Fund Operating Expenses
(as a percentage of average net assets)
                              Short-Term  Intermediate Tax-Exempt    Bond
                              Bond Market Bond Market  Intermediate  IMMDEX/TM
                              Fund        Fund         Bond Fund     Fund
                              ----------- ------------ ------------  --------
Advisory Fees After Fees
  Waivers<F2>                   0.27%       0.28%        0.09%        0.30%
12b-1 Fees <F3>                 0.00%       0.00%        0.00%        0.00%
Shareholder Servicing
  Fees <F3>                     0.25%       0.25%        0.25%        0.25%
Other Expenses After Fee
  Waivers<F4>                   0.23%       0.22%        0.41%        0.15%
Total Fund Operating Expenses
  After Fee Waivers <F5>        0.75%       0.75%        0.75%        0.70%





<F1> A fee of $10.00 is charged for each wire redemption. See "Redemption of
 Shares."

<F2> The Adviser has voluntarily agreed to waive a portion of its fees during calendar year 1996. Absent advisory fee waivers, advisory fees would be 0.60%, 0.50%, 0.50%, and 0.30%, for the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax- Exempt Intermediate Bond, and Bond IMMDEX/TM Funds, respectively. See "Management of the Funds" in this Prospectus for a more complete description and the financial statements for the Short-Term Bond
Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund, for the fiscal year ended October 31, 1995 incorporated into the Statement of Additional Information.

<F3> The total of all 12b-1 fees and Shareholder Servicing Fees paid by a Fund may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets. The Funds do not expect to pay any 12b-1 fees for the current year. If 12b-1 fees are paid in the future, long-term shareholders may pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers.

<F4> With respect to each Fund, the amount of "Other Expenses" in the table above is based on estimated expenses and projected assets for the 1996 calendar year. Absent administrative fee waivers, other expenses would be 0.30%, 0.29%, 0.48% and 0.22% for the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds, respectively.

<F5> Absent fee waivers, total operating expenses would be 1.15%, 1.04%, 1.23%, and 0.77% for the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, and Bond IMMDEX/TM Funds, respectively.

EXPENSE SUMMARY
Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual returns; and (2) redemption of your investment at the end of the following periods:

                                   1 YEAR   3 YEARS    5 YEARS   10 YEARS
                                   ------   -------    -------   --------
Short-Term Bond Market Fund         $28       $43        $61        $111
Intermediate Bond Market Fund        28        43         61         111
Tax-Exempt Intermediate Bond Fund    28        43         61         111
Bond IMMDEX/TM Fund                  27        42         58         105

The foregoing tables are intended to assist investors in understanding the expenses that shareholders bear either directly or indirectly and have been restated to reflect current fees. In addition, Shareholder Organizations may charge fees for providing services in connection with their clients' investments in a Fund's shares.


The example shown above should not be considered a representation of future investment return or operating expenses. Actual investment return and operating expenses may be more or less than those shown.

                             Understanding Expenses
            --------------------------------------------------------
Operating a mutual fund involves a variety of expenses for portfolio management, shareholder statements and reports, and other services. These costs are paid from a Fund's assets and their effect, except for fees charged directly by a Shareholder Organization to its customers, are factored into any quoted share price or return.


FINANCIAL HIGHLIGHTS

The financial highlights for each of the periods presented have been derived from financial statements which have been audited by Price Waterhouse LLP, independent accountants, whose report, which appears in the annual report to shareholders for the fiscal year ended October 31, 1995, is incorporated by reference into the Statement of Additional Information. Prior to January 9, 1995, the Funds offered only one class of shares to both institutional and retail investors. On that date, the Funds began offering Institutional Shares to institutional investors as described in a separate prospectus and Retail Shares to retail investors as described in this Prospectus. The tables on the following pages should be read in conjunction with the financial statements and related notes also incorporated by reference into the Statement of Additional Information. You may obtain the Statement of Additional Information and the annual report to shareholders, which contain additional performance information, free of charge by calling Portico Investor Services or writing to Portico Investor Services at the address listed on the back cover of this Prospectus.

FINANCIAL HIGHLIGHTS                    Income From Investment Operations                      Less Distributions
                                        ---------------------------------                      ------------------

                                                      Net Realized
                                                           and
                             Net Asset                 Unrealized                  Dividends
                               Value        Net         Gains or     Total from    from Net     Distributions
                             Beginning   Investment    (Losses) on   Investment   Investment     from Capital        Total
                             of Period  Income <F8>     Securities   Operations     Income          Gains        Distributions
SHORT-TERM BOND MARKET
Dec. 29, 1989 <F6>
  through Oct. 31, 1990      $10.00     $0.66         $ (0.21)        $0.45        $(0.66)       $     -          $(0.66)
Year Ended 1991                9.79      0.73            0.54          1.27         (0.73)             -           (0.73)
Year Ended 1992 <F7>          10.33      0.64            0.29          0.93         (0.64)        (0.02)           (0.66)
Year Ended 1993               10.60      0.58            0.10          0.68         (0.58)        (0.14)           (0.72)
Year Ended 1994               10.56      0.56           (0.41)         0.15         (0.56)        (0.12)           (0.68)
Year Ended 1995               10.03      0.61            0.24          0.85         (0.60)             -           (0.60)
INTERMEDIATE BOND MARKET
Jan. 5, 19931 <F6>
  through Oct. 31, 1993       10.00      0.40            0.45          0.85         (0.40)             -           (0.40)
Year Ended 1994               10.45      0.51           (0.69)        (0.18)        (0.51)        (0.09)           (0.60)
Year Ended 1995                9.67      0.60            0.53          1.13         (0.59)             -           (0.59)
TAX-EXEMPT INTERMEDIATE BOND
Feb. 8, 1993 <F6>
  through Oct. 31, 1993       10.00      0.27            0.26          0.53         (0.27)             -           (0.27)
Year Ended 1994               10.26      0.41           (0.48)        (0.07)        (0.41)             -           (0.41)
Year Ended 1995                9.78      0.42            0.45          0.87         (0.42)             -           (0.42)
BOND IMMDEX/TM
Dec. 29, 1989 <F6>
  through Oct. 31, 1990       25.00      1.67           (0.66)         1.01         (1.49)             -           (1.49)
Year Ended 1991               24.52      1.85            1.98          3.83         (1.85)             -           (1.85)
Year Ended 1992 <F7>          26.50      1.75            0.96          2.71         (1.76)        (0.14)           (1.90)
Year Ended 1993               27.31      1.68            1.83          3.51         (1.70)        (0.21)           (1.91)
Year Ended 1994               28.91      1.65           (2.74)        (1.09)        (1.65)        (0.50)           (2.15)
Year Ended 1995               25.67      1.68            2.30          3.98         (1.79)        (0.04)           (1.83)



                                Less Distributions (con't)                   Supplemental Data and Ratios
                                --------------------------     --------------------------------------------------------

                                                               Net                        Ratio of Net
                                                             Assets,     Ratio of Net      Investment
                                 Net Asset        Total       End of     Expenses to       Income to          Portfolio
                                 Value End       Return       Period     Average Net      Average Net          Turnover
                                 of Period    <F9> <F10>     (000s)     Assets <F11>      Assets <F11>            Rate
SHORT-TERM BOND MARKET
Dec. 29, 1989 <F6>
  through Oct. 31, 1990          $  9.79          4.64%    $ 22,731       0.60%<F12>       7.93%<F12>             57.40%
Year Ended 1991                    10.33         13.39%      63,183       0.60%<F12>        7.13%<F12>             66.80%
Year Ended 1992 <F7>               10.60          9.28%     129,409       0.60%<F12>        6.00%<F12>             82.20%
Year Ended 1993                    10.56          6.70%     142,518       0.52%<F12>        5.53%<F12>             87.62%
Year Ended 1994                    10.03          1.46%     122,368       0.50%<F12>        5.43%<F12>             76.13%
Year Ended 1995                    10.28          8.74%      47,730       0.69%<F12>        6.04%<F12>            100.58%

INTERMEDIATE BOND MARKET
Jan. 5, 1993 <F6>
  through Oct. 31, 1993            10.45          8.58%      56,794       0.50%<F13>        4.65%<F13>             82.37%
Year Ended 1994                     9.67        (1.73%)      88,306       0.50%<F13>        5.19%<F13>             56.25%
Year Ended 1995                    10.21         12.04%      11,576       0.69%<F13>        6.07%<F13>             66.69%

TAX-EXEMPT INTERMEDIATE BOND
Feb. 8, 1993 <F6>
  through Oct. 31, 1993            10.26          5.36%      23,866       0.59%<F14>        3.75%<F14>              3.23%
Year Ended 1994                     9.78        (0.73%)      26,167       0.60%<F14>        4.04%<F14>             58.54%
Year Ended 1995                    10.23          9.07%       7,711       0.71%<F14>        4.25%<F14>             44.13%

BOND IMMDEX/TM
Dec. 29, 1989 <F6>
  through Oct. 31, 1990            24.52          4.21%      44,241       0.50%<F15>        8.10%<F15>            111.28%
Year Ended 1991                    26.50         16.16%      90,034       0.50%<F15>        7.85%<F15>            131.69%
Year Ended 1992 <F7>               27.31         10.49%     181,421       0.50%<F15>        6.92%<F15>             37.72%
Year Ended 1993                    28.91         13.30%     260,468       0.50%<F15>        6.10%<F15>             81.18%
Year Ended 1994                    25.67        (3.89%)     256,778       0.48%<F15>        6.14%<F15>             49.70%
Year Ended 1995                    27.82         16.05%      21,875       0.64%<F15>        6.31%<F15>             41.67%

<F6> Commencement of operations.

<F7> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of
FIRMCO.

<F8> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from federal income tax.

<F9>  Not annualized for the period ended October 31, 1990 for the Short-Term Bond Market and Bond IMMDEX/TM Funds and for the
period ended October 31, 1993 for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.

<F10> The total return calculation for the Funds does not reflect the maximum sales charge of 2.00%.

<F11> Annualized for the period ended October 31, 1990 for the Short-Term Bond Market and Bond IMMDEX/TM Funds and for the period ended October 31, 1993 for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.

<F12>Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 3l, 1995, 1994, 1993,
1992, 1991, and the period ended October 31, 1990 would have been 1.10%, 0.90%, 0.90%, 0.93%,
0.97%, and 1.17%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31,
1995, 1994, 1993, 1992, 1991, and the period ended October 31, 1990 would have been 5.63%, 5.03%,5.15 %, 5.67%, 6.76%, and 7.36%, respectively.

<F13>Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 3l, 1995, 1994, and the period ended October 31, 1993 would have been 0.98%, 0.78%, and 0.89%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1995 and 1994 and the period ended October 31, 1993 would have been
5.78%, 4.91%, and 4.26%, respectively.

<F14>Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 3l, 1995, 1994, and the period ended October 31, 1993 would have been 1.20%, 0.98%, and 1.28%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1995 and 1994 and the period ended October 31, 1993 would have been
3.76%, 3.67%, and 3.07%, respectively.

<F15>Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 3l, 1995, 1994, 1993,
1992, 1991, and the period ended October 31, 1990 would have been 0.71%, 0.51%, 0.52%, 0.56%, 0.60%, and 0.65%, respectively; and
ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994, 1993, 1992, 1991, and the period ended October 31, 1990 would have been 6.24%, 6.10%, 6.08%, 6.86%, 7.75%, and 7.94%, respectively.


INVESTMENT OBJECTIVES AND POLICIES
The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives. You may want to pursue more than one objective by investing in more than one of the Portico Funds. You are reminded that there are risks in an investment in the Funds and there can be no assurance that each Fund's investment objective will be attained.



                                                  COMPARISON OF PORTICO BOND FUNDS
      SHORT-TERM                                                                                   FULL-TERM BOND
      BOND FUND                            INTERMEDIATE BOND FUNDS                                      FUND
  ------------------            ----------------------------------------------------               --------------
  PORTICO SHORT-TERM           PORTICO INTERMEDIATE              PORTICO TAX-EXEMPT                 PORTICO BOND
   BOND MARKET FUND              BOND MARKET FUND              INTERMEDIATE BOND FUND              IMMDEX/TM FUND
  ------------------             -----------------             ---------------------                -------------
    The Benchmark:                The Benchmark:                    The Benchmark:                 The Benchmark:
 Lehman Bros. 1-3 Yr.              Lehman Bros.                   Lehman Bros. 5-Year                Lehman Bros
  Gov't./Corp. Bond                Intermediate                    General Obligation             Gov't./Corp. Bond
        Index                Gov't./Corp. Bond Index                  Bond Index                        Index
Average Quality<F16>            Average Quality<F16>                Average Quality<F16>            Average Quality<F16>
of Holdings - AA                 of Holdings - AA                  of Holdings - AAA              of Holdings - AA
   Average Maturity              Average Maturity                  Average Maturity               Average Maturity
      2.9 Years                     4.4 Years                          5.1 Years                      9.4 Years
  1.7 Years Duration            3.2 Years Duration                4.2 Years Duration             5.1 Years Duration

     Lehman Brothers is neither a sponsor of nor in any way affiliated with Portico Funds.

     Average quality, maturity, and duration reflect the portfolio as of October 31, 1995, and will change from time to time in connection with the management of the portfolios pursuant to the policies described in this prospectus.

<F16>Dollar weighted average quality of portfolio securities held by the Funds.


Taxable Bond Funds
Short-Term Bond
Market Fund
Intermediate Bond
Market Fund
Bond IMMDEX/TM Fund

Investment Objectives. The SHORT-TERM BOND MARKET FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 Year Government/Corporate Bond Index (the "Lehman 1-3 Gov't./Corp.'). The INTERMEDIATE BOND MARKET FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/ Corporate Bond Index (the "Lehman Intermediate Gov't./Corp.'). The BOND IMMDEX/TM FUND seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index (the "Lehman Gov't./Corp.").

Each Fund will attempt to achieve its objective by maintaining a comparable duration to that of the benchmark index, and may invest a substantial portion of its assets in securities that are not included in its benchmark index. The Funds, therefore, are not "index" funds, which typically hold only securities that are included in the indices they attempt to replicate.



Description of Bond Indices. The bond indices are market value weighted total return indices measuring both the principal price changes of and income provided by the underlying universe of securities that comprise the respective index. The bond indices are intended to measure performance of their respective fixed-rate debt market over given time intervals and differ with respect to the maturity range of securities included. Each index is comprised of U.S. Treasury, U.S. Government agency, dollar-denominated debt of certain foreign, sovereign or supranational entities and investment grade corporate debt obligations satisfying the following criteria as defined by Lehman Brothers:


      - Fixed-rate debt (as opposed to variable-rate debt);
      - At least one year until maturity;
      - Minimum outstanding par value of $100 million;
      - Minimum quality rating of Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard and Poor's Rating Group ("S&P"), or BBB by Fitch Investors Service, Inc. ("Fitch"); and

      Lehman 1-3 Gov't./Corp.
      - From one to three years remaining until maturity.
      Lehman Intermediate Gov't./Corp.
      - From one to ten years remaining until maturity.
      Lehman Gov't./Corp.
      - From one to thirty years or more remaining until maturity.

As of October 31, 1995, 878 issues were included in the Lehman 1-3 Gov't./Corp. representing $965 billion in market value; 3,253 issues were included in the Lehman Intermediate Gov't./Corp. representing $2.27 trillion in market value; and 4,615 issues were included in the Lehman Gov't./Corp. representing $3.16 trillion in market value.

Investment Techniques. In constructing and maintaining each Fund's portfolio, the Adviser attempts to maintain an overall interest rate sensitivity equivalent to its respective bond index and is intended to produce an annual rate of total return, before Fund expenses, comparable to that of the respective bond index. These techniques are used in conjunction with traditional methods of investment management that rely on economic, financial and market analysis to select portfolio investments.


The approach employed by the Adviser in managing each Fund's portfolio is to define and measure the various duration characteristics of each bond index. "Duration" is a term used to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixedincome instrument or a portfolio of instruments. For example, the duration of a five-year zero coupon bond which pays no interest or principal until the maturity of the bond is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semiannually and matures in five years will have a duration of less than five years reflecting the semiannual cash flows resulting from coupon payments.

Duration generally defines the effect of interest rate changes on bond prices. However, for large interest rate changes (generally changes of 1% or more) this measure will not completely explain the interest rate sensitivity of a bond.

Application of Investment Techniques. The Adviser will select securities for each Fund's portfolio based upon their expected contribution to the portfolio's overall duration and total return as compared to each bond index. The Adviser expects that typically each Fund will hold less than 100 securities that in the aggregate have similar price sensitivities or durations as the respective bond index. Although the Adviser expects that as a general matter a significant percentage of the securities acquired by each Fund will also be securities that are included in the respective bond index, each Fund may invest more than 50% of its total assets in securities that are not so included.


In order to reduce a negative deviation in return between each Fund and the respective bond index, each Fund will normally attempt to be fully invested. The Adviser may engage in practices that are intended to achieve an enhanced return, before Fund expenses, over the respective bond index. As indicated above, each Fund will hold only a percentage of the large number of issues included in its respective bond index. In addition, a Fund may hold securities which are not included in its respective bond index, including stripped government, asset-backed and mortgage-backed obligations, collateralized mortgage obligations, medium-term notes and Eurobonds, among others. This permits the Adviser to engage in sampling and other strategies that are designed to achieve an enhanced incremental gross return above the return on the respective bond index. For example, the Adviser may, in light of current changes in market conditions, "swap" portfolio securities whereby a bond or a group of bonds is sold and another bond or group of bonds is bought that has similar duration characteristics but, in the Adviser's opinion, a higher expected return. Furthermore, the percentage mix of government and corporate issues held by a Fund will differ from the percentage included in its respective bond index whenever, in the Adviser's judgment, such a mix is desirable. Moreover, the average quality of bonds held by each Fund (which is expected to be at least the second highest rating category - AA by S&P or Aa by Moody's) may vary from the average quality of bonds included in its respective bond index, and in selecting among the various securities available for investment by a Fund the Adviser will make its own creditworthiness determinations. These and other practices, although intended to result in a positive incremental return in favor of a Fund, may instead result in a negative deviation.

In an effort to make a Fund's duration and return comparable to those of its respective bond index, the Adviser will continue to monitor a Fund's portfolio and market changes in accordance with procedures established by the Adviser under the supervision of the Board of Directors. It should be recognized, however, that while the sensitivity of a Fund's portfolio to interest rate changes is expected to be similar to that of its respective bond index, because of the smaller number of issues held by a Fund, material events affecting a Fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of a Fund to a greater degree than such events will influence its respective bond index and may prevent a Fund from attaining its investment objective for particular periods. In the event the performance of a Fund is not comparable to the performance of its respective bond index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures.

Each Fund's policy is to invest at least 65% of the total value of its assets in a broad range of corporate, government, government agencies, stripped government, asset-backed, mortgage-backed and collateralized mortgage obligations during normal market conditions, as described in greater detail below. The durations of a Fund will be similar to its respective bond index during normal market conditions. In addition, the dollar-weighted average portfolio maturity of each Fund's portfolio will be more than one year but less than three years for the Short-Term Bond Market Fund; more than three years but less than ten for the Intermediate Bond Market Fund; and greater than five years for the Bond IMMDEX/TM Fund during normal market conditions. Debt obligations acquired by each Fund will be "investment grade" at the time of purchase, that is, obligations rated within the four highest rating categories by S&P (AAA, AA, A and BBB), Moody's (Aaa, Aa, A and Baa) or other nationally recognized rating agencies or obligations that are unrated but determined by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and market risk than higher rated securities. As a result, the market value of these securities may be expected to fluctuate more than those of securities with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are non-investment grade as a result of these events that exceed 5% of the Fund's net assets. See Appendix A to the Statement of Additional Information for a description of applicable debt ratings.

Each Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a separate account of the insurance company which has been segregated from the general assets of the issuer. The insurance company then pays to the Fund at the end of the contract an amount equal to the cash contributions adjusted for the total return of an index. A GIC is a separate account obligation of the issuing insurance company. The Fund will only purchase GICs from issuers which, at the time of purchase, are rated A or higher by Moody's or S&P, have assets of $1 billion or more and meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Fund to be subject to the 10% limitation on illiquid investments described under "Other Investment Information." Generally, a GIC allows a purchaser to buy an annuity with the money accumulated under the contract; however, the Fund will not purchase any such annuities.


The Funds may invest in certain other securities not contained in the indices such as options, futures, repurchase agreements and other cash market instruments. See "Other Investment Information."

The value of each Fund's portfolio, as is generally the case with each bond index, can be expected to vary inversely from changes in prevailing interest rates.

Tax-Exempt Intermediate Bond Fund

The investment objective of the Tax-Exempt Intermediate Bond Fund is to seek to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. The Fund will invest primarily in investment grade intermediate-term municipal obligations issued by state and local governments exempt from federal income tax. In pursuing its investment objective, the Fund invests in a diversified portfolio of debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations"). As a fundamental policy, the Fund will invest at least 80% of its net assets in securities, the interest on which is exempt from regular federal income and alternative minimum taxes, except during defensive periods. (See "Investment Limitations.") The Fund intends to maintain an average weighted maturity between three and ten years. There is no limit on the maturity of any individual security in the Fund.


The two principal classifications of Municipal Obligations which may be held by the Fund are "General Obligation" securities and "Revenue" securities. General Obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. Private activity bonds (i.e., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" if the interest paid thereon is exempt from regular federal income tax. Private activity bonds are in most cases Revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Fund may also acquire "Moral Obligation" securities, which are normally issued by special purpose public authorities. If the issuer of Moral Obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations, the issuers of which are located in the same state or the interest on which is paid solely from revenues of similar projects. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects or issued by issuers in the same state, the Fund may be subject to the peculiar economic, political and business risks presented by the laws and economic conditions relating to such states and projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, payment of Municipal Obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted Municipal Obligations.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.


Municipal Obligations purchased by the Fund will be investment grade at the time of purchase. See "Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds" above for a description of "investment grade securities." The Fund may also purchase Municipal Obligations which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser or have comparable ratings from other nationally recognized rating agencies. The Fund may also acquire municipal notes and other short-term obligations rated SP-1 by S&P, or MIG-1 by Moody's; tax-exempt commercial paper rated A-1 or higher by S&P, or VMIG-1 by Moody's. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency and that exceed 5% of the Fund's net assets. As indicated, the Fund's cash balances may be invested in short-term municipal notes and tax-exempt commercial paper, as well as municipal bonds with remaining maturities of thirteen months or less and securities issued by other investment companies which invest in high quality, short-term municipal debt securities. Except during temporary defensive periods, at least 65% of the Fund's total assets will be invested in bonds and debentures. The value of the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates.


Municipal Obligations purchased by the Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund's Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to investment grade. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and has the right to resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

In addition, from time to time, on a temporary defensive basis due to market conditions, the Fund may hold without any limitations uninvested cash reserves and invest without any limitations in high quality short-term taxable money market obligations in such proportions as in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. See "Other Investment Information - Money Market Instruments" below. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's net assets at the time of purchase.

The Fund may purchase put options on Municipal Obligations. A put gives the Fund the right to sell a Municipal Obligation at a specified price at any time before a specified date. A put will be sold, transferred or assigned only with the related Municipal Obligation. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

The Fund may also acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a standby commitment, a dealer would agree to purchase at the Fund's option specified Municipal Obligations at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

In addition, the Fund may acquire municipal lease obligations which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interest in the lease-purchase payments made. The Adviser determines and monitors the liquidity of municipal lease obligations (including certificates of participation) under guidelines approved by the Board of Directors requiring the Adviser to evaluate the credit quality of such obligations and report on the nature of and the Fund's trading experience in the municipal lease market. Under the guidelines, municipal lease obligations that are not readily marketable and transferable are treated as illiquid. The Fund will not knowingly invest more than 10% of the value of its net assets in securities, including municipal leases, that are illiquid.

OTHER INVESTMENT INFORMATION

Money Market Instruments. The Funds may hold short-term U.S. Government obligations, high quality money market instruments (i.e., rated A-1 or better by S&P or Prime-1 by Moody's or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements, bank obligations and cash, pending investment, to meet anticipated redemption requests if, in the opinion of the Adviser, other suitable securities are unavailable. The foregoing investments may include among other things commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less and may be in such proportions as, in the opinion of the Adviser, existing circumstances may warrant. Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Funds might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser deems the investment to involve minimal credit risk. The Funds may also invest in obligations of foreign banks and foreign branches of U.S. banks and may invest their cash balances in securities issued by other investment companies which invest in high quality, short-term debt securities. The Funds will not invest in any Portico Money Market Fund. In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

Government Obligations. To the extent consistent with their investment objectives, the Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. These Funds may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

Mortgage-Backed and Asset-Backed Securities. The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds may purchase mortgage-backed and asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). The average life of these securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of thirty years. The average life of a mortgagebacked instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average weighted maturity of each Fund, the maturity of asset-backed securities will be based on estimates of average life.

Presently there are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs") which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be subject to greater volatility and interest rate risk than other types of mortgage-backed obligations. The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds will invest less than 25% of their respective total assets in CMOs.


Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases.


Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

Zero Coupon Obligations. The Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds may acquire zero coupon obligations. Zero coupon obligations have greater price volatility than similar maturity coupon obligations and will not result in the payment of interest until maturity. The Funds will purchase such zero coupon obligations only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with such Fund's investment objective. The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy each Fund's distribution obligations.

Restricted Securities. Each Fund will not knowingly invest more than 10% of the value of its respective net assets in securities that are illiquid. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days, over-the-counter options, and securities that are not registered under the Securities Act of 1933 (the "Act") but may be purchased by institutional buyers under Rule 144A, are subject to this 10% limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board of Directors or the Adviser, pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists).

Borrowings. Each Fund may borrow money to the extent described below under "Investment Limitations." A Fund would borrow money to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Fund. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities.

Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed upon date and price), it will place in a segregated custodial account U.S. Government securities or other liquid high grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

When-Issued Purchases and Forward Commitments. Each Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund does not accrue income until the securities delivery occurs. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place. Each Fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Funds do not intend to engage in whenissued purchases and forward commitments for speculative purposes but only in furtherance of their respective investment objectives.

Foreign Securities. Each Fund may invest in foreign securities. The Funds' investments in the securities of foreign issuers may include both securities of foreign corporations and banks, as well as securities of foreign governments and their political subdivisions, which will be limited to direct government obligations and government guaranteed securities in the case of the Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds. Investments in foreign securities, whether made directly or through American Depository Receipts, involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies.

Stripped Securities. To the extent consistent with their investment objectives, the Short-Term Bond Market, Intermediate Bond Market, and Bond IMMDEX/TM Funds may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. Government obligations. These participations are issued at a discount to their "face value," and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. Government securities.


Options. The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds may purchase put and call options in an amount not to exceed 5% of their respective net assets. Such options may relate to particular securities or various bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.


The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.


Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by a Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

In addition, the Short-Term Bond Market, Intermediate Bond Market, and Bond IMMDEX/TM Funds may write call options on securities and on various bond indices. Each Fund may write a call option only if the option is "covered" by the Fund's holding a position in the underlying securities or otherwise, which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange and the aggregate value of the Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets during the current year. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds.

For additional information relating to option trading practices and related risks, see the Statement of Additional Information.

Futures Contracts and Related Options. The Adviser may determine that it would be in the interest of the Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Funds, or of securities which it intends to purchase, to maintain liquidity, to have fuller exposure to price movements in the respective bond index or to reduce transaction costs. For example, a Fund may enter into transactions involving a bond index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds in the index is made. The Adviser may also determine it would be in the interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities.


Risks associated with the use of futures contracts include (a) imperfect correlation between the change in market values of the bonds held by a Fund and the prices of bond index futures contracts, and (b) the possible lack of a liquid secondary market for futures contracts and the resulting inability of a Fund to close open futures positions. During the current fiscal year, the Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds intend to limit transactions in futures contracts and related options so that not more than 5% of a Fundis respective net assets are at risk For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Statement of Additional Information.

Portfolio Turnover. Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains; to the extent net short-term capital gains are realized, distributions resulting from such gains will be ordinary income for federal income tax purposes. (See "Taxes-Federal.") See "Financial Highlights" for each Fund's portfolio turnover rates.

Bond Indices. The Lehman Brothers 1-3 Government/Corporate, the Lehman Brothers Intermediate Government/Corporate and the Lehman Brothers Government /Corporate are trademarks of Lehman Brothers. The Funds, their Adviser and Co-Administrators are not affiliated in any way with Lehman Brothers. See "Management of the Funds." Inclusion of a security in the bond indices in no way implies an opinion by Lehman Brothers as to its attractiveness or appropriateness as an investment. Lehman Brothers' publication of the bond indices is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities.

PURCHASE OF SHARES

Retail Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, B.C. Ziegler and Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker-dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

Purchase orders for shares may be placed through the transfer agent of the Funds, registered representatives of Elan Investment Services, Inc. ("Elan"), or organizations that have entered into distribution or servicing agreements with the Funds (including Elan, "Shareholder Organizations"). For a discussion of transactions through Shareholder Organizations, see "Shareholder Organizations" below.

THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR SHARES IN A FUND IS $100. Once each business day, two share prices are calculated for each Fund: the offering price and the net asset value (NAV). The offering price includes the sales charge, if any, which you pay when you buy shares, unless you qualify for a waiver as described below. When you buy shares at the offering price, the sales charge is deducted and the balance is invested at NAV next computed after an order with payment is received by the transfer agent. You may calculate your sales charge as follows:

                                                             SHAREHOLDER
                      SALES CHARGE       SALES CHARGE        ORGANIZATION
     AMOUNT OF             AS A               AS A          REALLOWANCE AS
   TRANSACTION AT     PERCENTAGE OF       PERCENTAGE OF     A PERCENTAGE OF
   OFFERING PRICE     OFFERING PRICE     NET ASSET VALUE    OFFERING PRICE
--------------------  --------------     ---------------    --------------
Less than $50,000000      2.00%              2.04%             1.50%
$50,000 to $99,99900      1.00%              1.01%             0.50%
$100,000 to $249,999      0.50%              0.50%             0.25%
$250,000 or more000       none               none              none

The Distributor may reallow the entire sales charge to certain Shareholder Organizations. To the extent that 90% or more of the sales charge is reallowed, Shareholder Organizations may be deemed to be underwriters under the Act.

You may purchase shares without a sales charge if: (a) you were a Portico shareholder as of January 1, 1995 and have continuously maintained a shareholder account with the Company; (b) you make any purchase within 60 days of a redemption of Portico Institutional Shares or from accounts for which Firstar Corporation or its affiliates serves in a trust, agency or custodial capacity;
(c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Portico; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase; (e) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or a contingent deferred sales charge; (f) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; or (g) you are a spouse, parent or child of an individual who falls within the preceding categories (a), (c), or (d) above. In addition, you may reinvest all or any portion of your proceeds from redemption of shares of the Funds in Retail Shares of the Funds or Retail Shares of other Portico funds, within 365 days of a redemption without paying a sales charge. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the transfer agent receives payment in proper form.


Quantity Discounts. You may be entitled to reduced sales charges through the Right of Accumulation or under a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.


To qualify for a reduction of or exception to the sales charge, you must notify your Shareholder Organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Fund may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Shareholder Organization or Portico Investor Services at 1-800-982-8909. As a Portico shareholder, you may qualify for discounts on products offered by Firstar Banks. For further information, contact Portico Investor Services, your registered representative, or a Firstar Bank.

Rights of Accumulation. A reduced sales charge applies to any purchase of shares of any Portico Fund that is purchased with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund, and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 1.00% of the offering price. Similarly, each subsequent investment in Eligible Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

Letter of Intent. By signing a Letter of Intent (available from the Distributor and Shareholder Organizations), an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent. To compute the applicable sales charge, the offering price of shares of an Eligible Fund on which a sales charge has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

During the term of the Letter of Intent, the transfer agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investoris total purchases. If total purchases are less than the amount specified in the Letter of Intent, an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-infact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase of shares.

Qualification for Discounts. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons listed above.

Purchase Orders. Investors may purchase shares of the Funds through registered representatives of Elan located at Firstar Banks ("Firstar Investment Offices"), through Elan representatives located at other financial institutions, or directly with the Funds' transfer agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. Subsequent investments in an existing account in a Fund may be made at any time by sending to the address below a check or money order payable to the Fund in which the investment is being made as shown above, along with a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. A $15 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund.

           PURCHASE ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES

                 TO OPEN AN ACCOUNT                TO ADD TO AN ACCOUNT

IN PERSON      - Complete an application at      - Bring your check to a
                 a Firstar Investment Office.      Firstar Investment Office.
                 Call 1-800-982-8909 for the       Call 1-800-982-8909 for the
                 office nearest you.               office nearest you.

BY PHONE       - Call your registered            - Call your registered
                 representative or call            representative or call
                 1-800-982-8909 for the office     1-800-982-8909 for the
                 nearest you.                      office nearest you.

AUTOMATICALLY  - Call your registered            - Complete a Periodic
                 representative                    Investment Plan Application
                 to obtain a Periodic              to automatically purchase
                 Investment Plan                   more shares.
                 Application.


PURCHASE ORDERS PLACED THROUGH THE TRANSFER AGENT

                 TO OPEN AN ACCOUNT                TO ADD TO AN ACCOUNT

BY MAIL        - Complete an application and     - Make your check payable to
                 mail it along with a check        Portico Funds. Please
                 payable to Portico Funds,         include your account number
                 P.O. Box 3011,                    on your check and mail it to
                 Milwaukee, WI 53201-3011.         the address on your
                                                   statement.

OVERNIGHT      - Complete an application and     - Make your check payable to
DELIVERY         deliver it along with a check     Portico Funds. Please
                 payable to Portico Funds,         include  your account number
                 615 East Michigan St.,            on your check and deliver it
                 Milwaukee, WI 53202.              to the address at the left.

IN PERSON      - Bring your application and      - Bring your check to a
                 check to a Firstar Investment     Firstar Investment Office.
                 Office. Call 1-800-982-8909       Call 1-800-982-8909 for the
                 for the office nearest you.       office nearest you.

AUTOMATICALLY  - Call 1-800-982-8909 to obtain   - Complete a Periodic
                 a Periodic Investment Plan        Investment Plan Application
                 Application.                      to automatically purchase
                                                   more shares.

                                                 - Open a ConvertiFund(R)
                                                   account to automatically
                                                   invest proceeds from one
                                                   account to another account
                                                   of the Portico family of
                                                   funds.


BY WIRE        - Call 1-800-228-1024 to arrange  - Ask your bank to transmit
                 a wire transaction. Ask your      immediately available funds
                 bank to transmit immediately      by wire as described at the
                 available funds by wire in the    left. Please also include
                 amount of your purchase to:       your account number.
                 Firstar Bank Milwaukee, N.A.
                 ABA # 0750-00022, Account #
                 112-952-137 for further
                 credit to [name of Fund] [the
                 name/ title on the account].

BY PHONE       - Call 1-800-228-1024 to          - Call 1-800-228-1024 to
                 exchange from another             exchange from another
                 Portico Fund account with         Portico Fund account with
                 the same registration including   the same registration
                 name, address and taxpayer        including name, address and
                 ID number.                        taxpayer ID number.


Investors making initial investments by wire must promptly complete a Purchase Application and forward it to the respective Fund. REDEMPTIONS WILL NOT BE PAID UNTIL THE COMPLETED APPLICATION HAS BEEN RECEIVED BY THE TRANSFER AGENT.

If an order and payment are received by the transfer agent or Elan in proper form (as described above) before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 3:00 p.m. Central Time, on a business day, Fund shares will be purchased as of the determination of net asset value on that day. Purchase orders which are received after the close of regular trading hours on the Exchange, or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent or Elan.


The Funds will not accept payment in cash or third party checks for the purchase of shares. Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding and may be liquidated and distributed to the owner(s) of record on or after the first business day following the sixtieth day of investment, net of the backup withholding tax.


Certificates for shares will be issued only upon shareholder request. The Funds reserve the right to reject any purchase order. Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund. For further information, see the Statement of Additional Information or contact the Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

REDEMPTION OF SHARES

Redemption orders are effected at the net asset value per share next determined after receipt of the order by the transfer agent or Elan. If a redemption order is received in proper form (as described below) before the close of regular trading hours on the Exchange, currently 3:00 p.m. Central Time, on a business day, Fund shares will be redeemed as of the determination of net asset value on that day. Redemption orders which are received after the close of regular trading hours on the Exchange, or on non-business days, will be executed on the next business day. Depending upon the current net asset value of the redeemed shares at the time of redemption, the value of the shares redeemed may be more or less than the investor's cost.


REDEMPTION ORDERS
                                                   THROUGH A REGISTERED
               THROUGH THE TRANSFER AGENT             REPRESENTATIVE
               --------------------------          ----------------------
BY PHONE       - Call 1-800-228-1024 with        - Call your registered
                 your account name, account        representative
                 number and amount of              at 1-800-982-8909.
                 redemption (minimum $500).
                 Redemption proceeds will
                 only be sent to a
                 shareholder's address or
                 bank account of a
                 commercial bank located
                 within the United States
                 as shown on the transfer
                 agent's records.
                 (Available only if
                 established on the
                 account application and
                 if there has been no
                 change of address by
                 telephone within the
                 preceding 15 days.)

BY MAIL,       - Mail your instructions to the   - Bring your instructions to
OVERNIGHT        Portico Funds, P.O. Box 3011,     your registered
DELIVERY         Milwaukee, WI 53201-3011,         representative's
OR IN PERSON     or deliver them (via overnight    office, or mail or deliver
                 delivery or in person) to         them to Portico Investor
                 615 E. Michigan Street,           Services at 615 East
                 Milwaukee, WI 53202.              Michigan Street, P.O. Box
                 Include the number of shares      3011, Milwaukee, WI 53201-
                 or the amount to be redeemed,     3011
                 your shareholder account
                 number and Social Security
                 number or other taxpayer
                 identification number. Your
                 instructions must be signed by
                 all persons required to sign
                 for transactions exactly as
                 their names appear on the
                 account. If the redemption
                 amount exceeds $50,000, or
                 if the proceeds are to be
                 sent elsewhere than the
                 address of record, or the
                 address of record has been
                 changed by telephone within
                 the preceding 15 days, each
                 signature must be guaranteed
                 in writing by either a
                 commercial bank that is a
                 member of the FDIC, a trust
                 company, a credit union, a
                 savings association, a
                 member firm of a national
                 securities exchange or other
                 eligible guarantor institution.

AUTOMATICALLY  - Call 1-800-982-8909 for a       - Call your registered
                 Systematic Withdrawal Plan        representative
                 application ($15,000 account      to establish
                 and $100 minimum                  a Systematic
                 per transaction).                 Withdrawal Plan.

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature. If certificates have been issued, the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, must be received by the transfer agent or Elan. The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent or Elan receives all required documents in proper form. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchase.

The transfer agent charges a $10.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareholder's account. The transfer agent also charges a $15.00 fee for each IRA distribution (unless it is part of a Systematic Withdrawal Plan), which will be deducted from the shareholder's account.

In order to arrange for telephone redemptions after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Portico Investor Services at the address listed above or contact your registered representative. The request must be signed by each shareholder of the account. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.


In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Portico and the transfer agent employ reasonable procedures specified by a Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded and confirmed in writing to the shareholder. Portico may implement other procedures from time to time. If reasonable procedures are not implemented, Portico and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

Other Redemption Information

The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS MAY DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE TWELVE DAYS FROM THE PURCHASE DATE. This procedure does not apply to shares purchased by wire payment. An investor purchasing shares by wire must have filed a Purchase Application before any redemption requests can be paid.

The Funds impose no charge when shares are redeemed and reserve the right to redeem an account involuntarily, upon sixty days' written notice, if redemptions cause the account's net asset value to remain at $50 or less. A Fund may also redeem shares involuntarily if it is appropriate to do so to carry out the Fund's responsibilities under the 1940 Act and, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Statement of Additional Information for examples of when such redemptions might be applicable.

Questions concerning the proper form for redemption requests should be directed to Portico Investor Services at 1-800-228-1024 or 414-287-3808 (Milwaukee area).

SHAREHOLDER SERVICES

The services and privileges described below are available to retail shareholders of the Funds. These may be modified or terminated at any time upon notice to shareholders.


Shareholder Reports
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Funds' fiscal year which ends October 31, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of shareholder reports to be mailed to their residence should call Portico Investor Services at 1-800-982-8909, or write to Portico Investor Services at the address listed above.



In addition, account statements will be mailed to shareholders after each purchase, reinvestment of dividends and redemption.

Automated Teleresponse Service

Shareholders using a touch-tone telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling Portico Investor Services at 1-800-228-1024, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central Time, Monday through Friday), speak with a Portico Investor Services representative.


The automated service provides the information most frequently requested by shareholders. After calling the 800-number, pressing "2" on their touch-tone phone, shareholders can:

1. Determine closing prices for each Fund.

2. Learn how the price of a Fund has changed from the previous day.


3. Hear daily yields for Portico money market funds.

Money market fund yields reflect fee waivers in effect, represent past performance and will vary. If fees were not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by a fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a fund will be reinvested. An investment in any one of the Portico money market funds is neither insured nor guaranteed by the U.S. government nor is there any assurance the funds will be able to maintain a stable net asset value of $1.00 per share.

To speak with a Portico Investor Services representative anytime during an automated teleresponse session (during regular business hours), shareholders may press "0."


For total return information, shareholders must call Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

Telephone Exchange Privilege

Except as provided in the next sentence and provided that such other shares may legally be sold in the state of the investor's residence, shareholders are generally permitted to exchange their Retail Shares in a Fund (with a minimum current value of $500) for Retail Shares of other funds in the Portico family of funds without charge or commission by the Fund. A sales charge will be imposed on the exchange if the shares of the Fund being acquired have a sales charge and the shares being redeemed were purchased or otherwise acquired without a sales charge. Telephone exchange privileges automatically apply to each shareholder of record and the representative of record unless and until the transfer agent receives written instructions from the shareholder(s) of record canceling the privilege.

Portico reserves the right to terminate indefinitely the exchange privilege of any shareholder, broker, investment adviser or agent who requests more than four exchanges within a calendar year, whether for oneself or one's customers. Portico may determine to do so with prior notice to the shareholder, broker, investment adviser or agent based on a consideration of both the number of exchanges the particular shareholder, broker, investment adviser or agent has requested and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests. If any portion of the shares to be exchanged represents an investment made by check, a Fund may delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date.

Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Portico family of funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Portico on exchanges. Portico, however, reserves the right to impose a charge in the future.

In order to request an exchange by telephone, a shareholder must give the account name, account number and the amount or number of shares to be exchanged. During periods of significant economic or market change, telephone exchanges may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be exchanged by delivering the exchange request to the transfer agent in person or by mail at the addresses listed above under "Redemption of Shares."

The Funds reserve the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. The responsibility of the Funds and their transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."


Retirement Plans

The Funds offer individual retirement accounts and prototype defined contribution plans, including simplified employee, 401(k), 403(b), profit-sharing and money purchase pension plans ("Retirement Plans"). For details concerning Retirement Plans (including service fees), please call Portico Investor Services at 1-800-982-8909 or 414-2873710 (Milwaukee area).

DIVIDENDS AND DISTRIBUTIONS

Dividends from a Fund's net investment income are declared and paid monthly by the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Funds. Each Fund's net realized capital gains are distributed at least annually to avoid tax to the Fund.

Dividends and distributions will reduce the net asset value of the Funds' Retail Shares by the amount of the dividend or distribution. Dividends and distributions are automatically reinvested in additional Retail Shares of the Fund on which the dividend or distribution is paid at their net asset value per share (as determined on the payable date), unless the shareholder notifies the Fund's transfer agent or a registered representative that dividends or capital gains distributions, or both, should be paid in cash. Cash dividends and distributions will be paid by check unless the Fund's transfer agent receives a voided check or deposit ticket to enable the dividends or distributions to be directly deposited into the shareholder's bank account. Cash dividends and distributions will be paid within five business days after the end of the month in which dividends are declared or within five business days after a redemption of all of a shareholder's shares of a Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

MANAGEMENT OF THE FUNDS

The business and affairs of the Funds are managed under the direction of the Board of Directors of the Portico Funds, Inc. ("Portico" or the "Company"). The Statement of Additional Information contains the name and background information regarding each Director.

Advisory Services

FIRMCO, a Wisconsin corporation and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $15 billion in assets under active management, of which $9 billion is invested in fixed-income and money market securities and $6 billion in equity securities.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of each Fund's portfolio securities, and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to Shareholder Organizations, including, in the case of agency transactions, Shareholder Organizations which are affiliated with the Adviser, to take into account the sale of Fund Shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms. The Adviser is entitled to receive from each Fund a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of the Fund's average daily net assets): 0.60% for the Short-Term Bond Market Fund, 0.50% for each of the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds, and 0.30% for the Bond IMMDEX/TM Fund. The Adviser earned fees, net of waivers, for the fiscal year ended October 31, 1995, at the annual rate of 0.26% for the Short-Term Bond Market Fund, 0.28% for the Intermediate Bond Market Fund, 0.08% for the Tax-Exempt Intermediate Bond Fund and 0.30% for the Bond IMMDEX/TM Fund.


The Adviser may voluntarily waive all or a portion of the advisory fee otherwise payable by a Fund from time to time. These waivers may be terminated at any time at the Adviser's discretion.

The following are biographies of the portfolio managers of each Fund.


Mary Ellen Stanek and Daniel Tranchita co-manage the ShortTerm Bond Market Fund. Ms. Stanek is the President of FIRMCO and Director of Fixed Income Services; she has served in this role since 1994. In addition, Ms. Stanek has served as an officer of the Funds since September 1994. She has seventeen years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, Ms. Stanek headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. She has been the Fund's portfolio manager since its inception on December 29, 1989. Mr. Tranchita is a Vice President and has been with Firstar since 1989. He has seven years of investment management experience and has been the portfolio manager of the Fund since January 1, 1993. Both Ms. Stanek and Mr. Tranchita are Chartered Financial Analysts.

Mary Ellen Stanek and Teresa Westman co-manage the Intermediate Bond Market Fund. A Senior Vice President and Senior Portfolio Manager of FIRMCO, Ms. Westman joined Firstar in 1987 and has nine years of investment management experience. Ms. Westman is a Chartered Financial Analyst. Both Ms. Stanek and Ms. Westman have managed the Fund since its inception on January 5, 1993.

Warren Pierson manages the Tax-Exempt Intermediate Bond Fund. Mr. Pierson joined Firstar in 1985 and has ten years of fixed income experience at Firstar. He is a Vice President of FIRMCO and has been a portfolio manager of the Fund since June 22, 1993. Mr. Pierson is a Chartered Financial Analyst.

Mary Ellen Stanek and Teresa Westman co-manage the Bond IMMDEX/TM Fund. Ms. Stanek has managed the Fund since its inception on December 29, 1989. Ms. Westman has been a portfolio manager of the Fund since January 1, 1992.

Administrative Services

Firstar Trust Company ("Firstar Trust") and B. C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "CoAdministrators"). The Co-Administrators have agreed to provide the following administrative services for the Portico Funds: assist in maintaining office facilities for the Funds; furnish clerical and certain other services required by the Funds; compile data for and prepare notices to the SEC; prepare semiannual reports to the SEC and current shareholders and filings with state securities commissions; coordinate federal and state tax returns; monitor the arrangements pertaining to the Funds' agreements with Shareholder Organizations; monitor the Funds' expense accruals; monitor compliance with the Funds' investment policies and limitations; and generally assist the Funds' operations. As further described in the Statement of Additional Information, certain services under the Co-Administration Agreement are provided jointly by Firstar Trust and Ziegler and other services are provided separately by either Firstar Trust or Ziegler. The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of 0.125% of Portico's first $2 billion of average aggregate daily net assets, plus 0.10% of Portico's average aggregate daily net assets in excess of $2 billion. The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the CoAdministrators' discretion.

For the fiscal year ended October 31, 1995, the Funds accrued administrative fees, after waivers, at the effective annual rates of 0.05% of each Fund's respective average net assets.

Shareholder Organizations

Portico may enter into agreements from time to time with certain Shareholder Organizations, including affiliates of the Adviser (such as Elan), providing for certain support and/or distribution services to their customers who are the beneficial owners of Retail Shares of the Funds. Under the Service Agreements, shareholder support services, which are described more fully in the Statement of Additional Information, may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in Retail Shares of the Funds; and providing sub-accounting with respect to Retail Shares beneficially owned by customers or the information necessary for sub-accounting. In addition, Shareholder Organizations under a Distribution and Service Agreement may provide the foregoing shareholder support services and may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Retail Shares. For their services, Shareholder Organizations may be entitled to receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the Retail Shares covered by their agreements. For the 1995 calendar year, Shareholder Organizations received fees pursuant to such agreements at the annual rates of 0.25% of their average net assets.


Under the terms of their agreements with Portico, Shareholder Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in Retail Shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their Shareholder Organization's agreement with Portico. In addition, investors should contact their Shareholder Organization with respect to the availability of shareholder services and the particular Shareholder Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareholder Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareholder Organization, the transfer agent's charge of $10.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareholder Organization.

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Portico only to perform the administrative and investor servicing functions described above, and will represent to Portico that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Retail Shares.


Conflict-of-interest restrictions may apply to the receipt of compensation paid by Portico to a Shareholder Organization in connection with the investment of fiduciary funds in Retail Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Portico.

Agreements that contemplate the provision of distribution services by Shareholder Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Portico pursuant to Rule 12b-1 under the 1940 Act. In the case of the Funds, no payments are made to their Distributor under the Plan. However, payments to Shareholder Organizations, including affiliates of the Adviser, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Custodian, Transfer
and Dividend
Disbursing Agent,
and Accounting Services
Agent

Firstar Trust, an affiliate of the Adviser, provides custodial, transfer agency, dividend disbursing agency, and accounting services for the Funds. For the fiscal year ended October 31, 1995, total custodial, transfer agency, dividend disbursing agency, and accounting services fees earned by Firstar Trust were approximately 0.12%, 0.10%, 0.20% and 0.06% of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds' average net assets, respectively. Additional information regarding the fees payable by the Funds to Firstar Trust for these services is provided in the Statement of Additional Information. Inquiries to the transfer agent may be sent to the following address: Firstar Trust Company, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.


INVESTMENT LIMITATIONS

Except for the limitations detailed below, the investment objective and policies of each Fund described in this Prospectus are not fundamental and may be changed by the Board of Directors without the affirmative vote of the holders of a majority of a Fund's outstanding shares. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The following descriptions summarize several of each Fund's fundamental investment limitations which are set forth in full in the Statement of Additional Information.

NO FUND MAY:

1. Purchase securities of any one issuer (other than U.S. Government securities) if more than 5% of the value of its total assets will be invested in the securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to this 5% limitation.


2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

4. Borrow money or enter into reverse repurchase agreements except for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets, the Fund will not make any investments.

In addition, the Tax-Exempt Intermediate Bond Fund may not:


5. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions. For purposes of this fundamental policy, Municipal Obligations that are subject to federal alternative minimum tax are considered taxable.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. If due to market fluctuations or other reasons the amount of borrowings exceed the 10% limit stated above, a Fund will promptly reduce such amount.


TAXES

Portico's management intends that each Fund will qualify as a Federal "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve each Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

Each Fund contemplates declaring as dividends each year at least 90% of its investment company income. An investor who receives a dividend derived from investment company taxable income (which includes any excess of net short-term capital gain over net long-term capital loss) treats it as a receipt of ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of the Fund.


In addition, the Tax-Exempt Intermediate Bond Fund contemplates paying to its shareholders at least 90% of its exempt interest income net of certain deductions. Dividends paid by this Fund that are derived from exempt-interest income generally may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder, exclusion would be disallowed. (See Statement of Additional Information under "Additional Information Concerning Taxes"). If the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26%-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.


Any dividend or distribution of a Fund's excess of net longterm capital gain over its net short-term capital loss will be taxable to a shareholder of the Fund as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

Before purchasing Fund shares, the impact of dividend or capital gain distributions which are expected to be declared or have been declared but not paid, should be carefully considered. Any dividend or distribution paid by the Fund shortly after the purchase of shares of the Fund will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Such dividends or distributions, although in effect a return of capital to shareholders, are subject to income taxes.


Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends or gross sale proceeds paid to any shareholder (i) who has provided either an incorrect taxpayer identification number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends, or
(iii) who has failed, when required to do so, to certify that he is not subject to backup withholding. Each Fund generally also will withhold and remit to the U.S. Treasury 10% of all distributions from individual retirement accounts (including simplified employee plans) to any investor unless the transfer agent receives a written request not to withhold federal income tax from the investor prior to the distribution date; withholding on distributions from other types of Retirement Plans may be mandatory and may be at a higher rate.

A taxable gain or loss may be realized by a shareholder upon a redemption, transfer or exchange of Fund shares, depending on the tax basis of the shares and their price at the time of such disposition. If a shareholder held shares for six months or less, any loss realized by the shareholder will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares and will be treated as long-term loss to the extent of any long-term capital distribution received.

Generally, a shareholder may include sales charges incurred upon the purchase of Retail Shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of shares. However, if the shareholder effects an exchange of such shares for Retail Shares of another fund of the Company within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Company's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholderis exchanged shares, but may be included (subject to the limitation) in the tax basis of the new shares.


The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.


State and Local

Investors are advised to consult their tax advisers concerning the application of state and local tax laws, which may have different consequences from those of the federal income tax law described above. Dividends paid by the Tax-Exempt Intermediate Bond Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.

DESCRIPTION OF SHARES

The Company was incorporated under the laws of the State of Wisconsin on February 15, 1988 and is registered with the SEC as an open-end management company. The Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share. The Company currently has 16 classes representing interests in 16 investment portfolios. Each class of the Funds is currently divided into two separate series, a Retail and Institutional Series, representing interests in the same Fund. Of these authorized shares, 500 million shares have been classified for each Retail Series of each Fund discussed in this Prospectus. Shares of each series bear their pro rata portion of all operating expenses paid by the Funds, except certain payments under the Funds' Distribution and Service Plan and Shareholder Servicing Plan applicable only to Retail Series Shares. Institutional Shares are offered in a separate prospectus and are sold without a sales charge. The differences in expenses and sales charges will affect the performance of Institutional and Retail Shares. Institutional Shares are only sold to and held by (i) trust, agency or custodial accounts opened through trust companies or trust departments affiliated with Firstar Corporation; (ii) employer sponsored qualified retirement plans; and (iii) clients of the Adviser. Retail Shares are available to any investor who does not fall within the three preceding categories. Portico Funds does not offer the Periodic Investment Plan, ConvertiFund(R) and Systematic Withdrawal Plan to Shareholders of the Institutional Series. A salesperson and any other person or Shareholder Organization entitled to receive compensation for selling or servicing shares of a Fund may receive different compensation with respect to different series of shares.

For information regarding the other funds and series, contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area) or your Shareholder Organization.

Portico does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Portico will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareholders owning at least 10% of the outstanding shares of Portico that are entitled to vote. To the extent required by law, Portico will assist in shareholder communication in such matters.

Shareholders of each class of the Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund except where otherwise required by law. It is contemplated that the shareholders of a Fund will vote separately on matters relating to its investment advisory agreement and any changes in its fundamental investment limitations. On any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to the Retail Shares but not the Institutional Shares of the same Fund, only the Retail Shares will be entitled to vote. Shares of Portico have noncumulative voting rights and, accordingly, the holders of more than 50% of Portico's outstanding shares (irrespective of Fund) may elect all of the Directors. As of January 31, 1996, the Adviser and its affiliates held, on behalf of their underlying accounts, approximately 72% of Portico's shares that were outstanding on that date.


Each Retail Share of a Fund represents an equal proportionate interest with other Retail Shares in the Fund, and is entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights. Each Fund is classified as a diversified company under the 1940 Act.


NET ASSET VALUE
AND DAYS OF
OPERATION

The net asset value of each Fund for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, currently, 3:00 p.m. Central Time, on each day the Exchange is open for trading. As a result, shares of the Funds will not be priced on the days which the Exchange observes: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value per Retail Share is calculated by dividing the value of all securities and other assets owned by each Fund that are allocable to Retail Shares, less the liabilities charged to Retail Shares, by the number of the Fund's outstanding Retail Shares.


Shares which are traded on a recognized exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors.


Each Fund's securities may be valued based on valuations provided by an independent pricing service. These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the services does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.


PERFORMANCE CALCULATIONS

From time to time, total return and yield data for Retail shares of a Fund may be quoted in advertisements or in communications to shareholders. The total return of a Fund's Retail Shares will be calculated on an average annual (compound) total return basis, and may also be calculated on an aggregate total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Retail Shares of a Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Retail Shares of the Fund during the period are reinvested in Retail Shares of the Fund and that the maximum sales charge during the period has been deducted from the investment at the time of the purchase.


All the Funds may advertise total return data without reflecting the sales charge if they are accompanied, in accordance with SEC rules, by average annual total return data reflecting the maximum sales charge. Quotations which do not reflect the sales charge will, of course, be higher than quotations which do.


Yield is computed based on the net income of a Fund's Retail Shares during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation. More specifically, the yield of the Retail Shares of the Fund is computed by dividing the net income per share of the Retail Shares of the Fund during a 30-day (or one-month) period by the net asset value per share of the Retail Shares of the Fund on the last day of the period and annualizing the result on a semiannual basis. The Tax-Exempt Intermediate Bond Fund may also quote a tax-equivalent yield which shows the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the Retail Shares of the Fund. This is done by increasing the yield of the Retail Shares of the Fund (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. The "tax equivalent yield" will always be higher than the "yield" of the Retail Shares of the Fund.


The total return and yield of a Fund's Retail Shares may be compared to those of other mutual funds with similar investment objectives and to, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and yield of a Fund's Retail Shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the total return of a Fund's Retail Shares may be compared to the Lehman Brothers 1-3 Year Government/Corporate Bond Index; the Merrill Lynch 1-2.99 U.S. Treasury Bond Index; the Lehman Brothers Intermediate Government/Corporate Bond Index; the Lehman Brothers 5-Year General Obligation Bond Index; the Lehman Brothers Government/Corporate Bond Index; and the Consumer Price Index. Total return and yield data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.


Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund's Retail Shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Fund cannot necessarily be used to compare an investment in a Fund's Retail Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Shareholder Organizations directly to their customer accounts in connection with investments in a Fund will not be included in the Fund's calculations of yield and total return and will reduce the yield and total return received by the accounts. The methods used to compute yield and total return are described in more detail in the Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

TO OPEN AN ACCOUNT OR REQUEST INFORMATION
1-800-982-8909
1-414-287-3710

FOR ACCOUNT BALANCES AND INVESTOR SERVICES
1-800-228-1024
1-414-287-3808

PORTICO INVESTOR SERVICES
615 East Michigan Street
P.O. Box 3011
Milwaukee, WI 53201-3011

***********



                              PORTICO FUNDS, INC.
                                (Retail Series)
                     Balanced Fund, Growth and Income Fund,
                              Special Growth Fund,
                    Equity Index Fund, MidCore Growth Fund,
                           International Equity Fund
                                   Form N-1A
                             Cross Reference Sheet
Part A
Item No.                                         Prospectus Heading
--------                                         ------------------

1.  Cover Page. . . . . . . . . . . . . . . . .  Cover Page

2.  Synopsis. . . . . . . . . . . . . . . . . .  Expense Summary

3.  Condensed Financial Information . . . . . .  Financial Highlights;
                                                 Performance Calculations

4.  General Description of Registrant . . . . .  Cover Page; Investment
                                                 Objectives and Policies; Other
                                                 Investment Information;
                                                 Description of Shares;
                                                 Investment Limitations

5.  Management of the Fund. . . . . . . . . . .  Management of the Funds

5A. Management's Discussion of
    Fund Performance. . . . . . . . . . . . . .  Inapplicable

6.  Capital Stock and Other Securities. . . . .  Dividends and Distributions;
                                                 Management of the Funds;
                                                 Taxes; Description of Shares

7.  Purchase of Securities Being Offered. . . .  Purchase of Shares;
                                                 Shareholder Services; Net
                                                 Asset Value and Days of
                                                 Operation

8.  Redemption or Repurchase. . . . . . . . . .  Redemption of Shares;
                                                 Shareholder Services; Net
                                                 Asset Value and Days of
                                                 Operation

9.  Pending Legal Proceedings . . . . . . . . .  Not Applicable



*************


                        Prospectus     February 20, 1996
                                 Balanced Fund
                             Growth and Income Fund
                               Equity Index Fund
                              MidCore Growth Fund
                              Special Growth Fund
                           International Equity Fund

TABLE OF CONTENTS
  Expense Summary                                          2
  Financial Highlights                                     5
  Investment Objectives and Policies                       8
  Other Investment Information                            20
  Purchase of Shares                                      29
  Redemption of Shares                                    35
  Shareholder Services                                    38
  Dividends and Distributions                             40
  Management of the Funds                                 41
  Investment Limitations                                  46
  Taxes                                                   47
  Description of Shares                                   49
  Net Asset Value and Days of Operation                   50
  Performance Calculations                                51

Portico Funds, Inc. is a family of sixteen mutual funds that offer a variety of investment objectives designed to meet the needs of individual and institutional investors. This Prospectus describes the Retail Shares of six of the Equity Funds. Portico Funds also offers retail and institutional shares of its bond funds and shares of its money market funds, which are described in separate prospectuses.

The Balanced Fund seeks capital appreciation and current income with relatively low volatility of capital.


The Growth and Income Fund seeks both reasonable income and long-term capital appreciation.

The Equity Index Fund seeks returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Stock Index.

The MidCore Growth Fund seeks capital appreciation through investment in securities of medium- to large-sized companies.

The Special Growth Fund seeks capital appreciation through investment in securities of small-to medium-sized companies.

The International Equity Fund seeks capital appreciation through investment in foreign equity securities of small-to medium-sized companies.


Firstar Investment Research & Management Company ("FIRMCO"or the "Adviser") serves as investment adviser to each Fund, and the Funds are sponsored by
B. C. Ziegler and Company (the "Distributor"). State Street Global Advisors, a division of State Street Bank and Trust Company (the "Sub-Adviser"), serves as the sub-adviser to the International Equity Fund. Shareholder Organizations may perform shareholder servicing and provide assistance in connection with the distribution of the Funds' shares and receive fees from the Funds for their services. (See "Management of the Funds").

This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. You should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing Portico Investor Services at 777 East Wisconsin Avenue, Suite 900, Milwaukee, Wisconsin 53202, or by calling 1-800-982-8909 or 414-287-3710
(Milwaukee area). The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into the Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                                  February 20, 1996

EXPENSE SUMMARY  Below is a summary of the shareholder transaction expenses and the annual operating expenses expected to be incurred by Retail Shares of the Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth, and International Equity Funds during the year ended December 31, 1996. An example based on the summary is also shown.

Shareholder                               Balanced      Growth And    Equity Index   MidCore Growth  Special Growth  International
Transaction Expenses                        Fund        Income Fund       Fund            Fund            Fund        Equity Fund
---------------------------------------   --------     ------------   ------------   --------------  --------------  ------------
Maximum Sales Load Imposed
  on Purchases                             4.00%           4.00%         4.00%            4.00%          4.00%           4.00%
Maximum Sales Load Imposed
  on Reinvested Dividends                   None           None           None            None            None           None
Deferred Sales Load                         None           None           None            None            None           None
Redemption Fees                           None<F17>      None<F17>      None<F17>       None<F17>      None<F17>       None<F17>
Exchange Fees                               None           None           None            None            None           None

Annual Fund
Operating Expenses
(as a percentage of average net assets)
Advisory Fees After Fee Waivers <F18>      0.52%           0.72%         0.25%            0.71%          0.74%           0.62%
12b-1 Fees <F19>                           0.00%           0.00%         0.00%            0.00%          0.00%           0.00%
Shareholder Servicing Fees <F19>           0.25%           0.25%         0.25%            0.25%          0.25%           0.25%
Other Expenses After Fee Waivers <F20>     0.23%           0.18%         0.22%            0.19%          0.16%           0.88%
Total Fund Operating Expenses
  After Fee Waivers <F21>                  1.00%           1.15%         0.72%            1.15%          1.15%           1.75%

<F17>A fee of $10.00 is charged for each wire redemption. See "Redemption of Shares."

<F18>The Adviser has voluntarily agreed to waive a portion of its fees for the  Balanced, Growth and Income, Equity Index, MidCore
Growth, Special Growth and  International Equity Funds during the calendar year 1996. Absent advisory fee  waivers, advisory fees for the Balanced Fund, Growth and Income Fund, Equity  Index Fund, MidCore Growth Fund, Special Growth Fund and International
Equity  Fund would be 0.75%, 0.75%, 0.25%, 0.75%, 0.75% and 1.50%, respectively.  These advisory fees (except for the fee for the
Equity Index Fund) are higher  than the advisory fee payable by most other investment companies. See  "Management of the Funds" in this Prospectus for a more complete description  and the financial statements for the Funds for the fiscal year ended October 31,
1995 incorporated into the Statement of Additional Information.

<F19>The total of all 12b-1 fees and Shareholder Servicing Fees paid by a Fund  may not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average  daily net assets. The Funds do not expect to pay any 12b-1 fees for the  current year. If 12b-1 fees are paid in the future, long-term shareholders may  pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers.

<F20>With respect to the Balanced, Growth and Income, Equity Index, MidCore  Growth, Special Growth, and International Equity
Funds, the amount of "Other  Expenses" in the table above is based on estimated expenses and projected  assets for the 1996 calendar year. Absent administrative fee waivers, other  expenses would be 0.30%, 0.25%, 0.29%, 0.26%, 0.23% and 0.95% for the
Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and  International Equity Funds, respectively.

<F21>Absent fee waivers, total operating expenses would be 1.30%, 1.25%, 0.79%, 1.26%, 1.23% and 2.70% for the Balanced, Growth
and Income, Equity Index, MidCore Growth, Special Growth, and International Equity Funds, respectively.


EXPENSE SUMMARY  Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual returns; and (2) redemption of your investment at the end of the following periods:

                                          1 YEAR  3 YEARS   5 YEARS  10 YEARS
                                          ------  -------   -------  --------
                 Balanced Fund              $50     $71      $ 93      $158
                 Growth and Income Fund      51      75       101       174
                 Equity Index Fund           47      62        78       126
                 MidCore Growth Fund         51      75       101       174
                 Special Growth Fund         51      75       101       174
                 International Equity Fund   57      93       131       238


The foregoing tables are intended to assist investors in understanding the expenses that shareholders bear either directly or indirectly and have been restated to reflect current fees. In addition, Shareholder Organizations may charge fees for providing services in connection with their clients' investments in a Fund's shares.

The example shown above should not be considered a representation of future investment return or operating expenses. Actual investment return and operating expenses may be more or less than those shown.


                           Understanding Expenses
        ------------------------------------------------------------
Operating a mutual fund involves a variety of expenses for portfolio management, shareholder statements and reports, and other services. These costs are paid from a Fund's assets and their effect, except for fees charged directly by a Shareholder Organization to its customers, are factored into any quoted share price or return.

FINANCIAL HIGHLIGHTS

The financial highlights for each of the periods presented have been derived from financial statements which have been audited by Price Waterhouse LLP, independent accountants, whose report, which appears in the annual report to shareholders for the fiscal year ended October 31, 1995, is incorporated by reference into the Statement of Additional Information. Prior to January 9, 1995, the Funds offered only one class of shares to both institutional and retail investors. On that date, the Funds began offering Institutional Shares to institutional investors as described in a separate prospectus and Retail Shares to retail investors as described in this Prospectus. The tables on the following pages should be read in conjunction with the financial statements and related notes also incorporated by reference into the Statement of Additional Information. You may obtain the Statement of Additional Information and the annual report to shareholders, which contain additional performance information, free of charge by calling Portico Investor Services or writing to Portico Investor Services at the address listed on the back cover of this Prospectus.

FINANCIAL
HIGHLIGHTS                  Income from Investment Operations               Less Distributions
                            ---------------------------------               ------------------

                          Net Asset                Net Realized and               Dividends
                            Value,        Net         Unrealized     Total from   from Net   Distributions
                          Beginning    Investment  Gains or (Losses) Investment  Investment       from           Total
                          of Period      Income      on Securities   Operations    Income    Capital Gains   Distributions
                          ---------      ------      -------------   ----------    ------    -------------   -------------

BALANCED
Mar. 30, 1992<F22> through
  Oct. 31, 1992            $20.00      $  0.28        $  0.44        $  0.72     $ (0.23)      $    -          $(0.23)
Year Ended 1993             20.49         0.47           2.27           2.74       (0.47)           -           (0.47)
Year Ended 1994             22.76         0.44          (0.66)         (0.22)      (0.44)           -           (0.44)
Year Ended 1995             22.10         0.49           3.77           4.26       (0.47)           -           (0.47)

GROWTH AND INCOME
Dec. 29, 1989<F22> through
  Oct. 31, 1990             20.00         0.69          (2.05)         (1.36)      (0.65)           -           (0.65)
Year Ended 1991             17.99         0.79           3.75           4.54       (0.81)           -           (0.81)
Year Ended 1992             21.72         0.69           0.56           1.25       (0.70)           -           (0.70)
Year Ended 1993<F24>        22.27         0.56           1.63           2.19       (0.57)      (0.19)           (0.76)
Year Ended 1994             23.70         0.43          (0.03)         (0.40)      (0.42)      (0.59)           (1.01)
Year Ended 1995             23.09         0.37           5.14           5.51       (0.38)      (0.60)           (0.98)

EQUITY INDEX
Dec. 29, 1989<F22> through
  Oct. 31, 1990             25.00         0.59          (3.41)         (2.82)      (0.55)           -           (0.55)
Year Ended 1991             21.63         0.73           6.31           7.04       (0.74)      (0.06)           (0.80)
Year Ended 1992<F23>        27.87         0.73           1.86           2.59       (0.73)      (0.01)           (0.74)
Year Ended 1993             29.72         0.75           3.32           4.07       (0.75)           -           (0.75)
Year Ended 1994             33.04         0.77           0.35           1.12       (0.75)           -           (0.75)
Year Ended 1995             33.41         0.70           7.70           8.40       (0.68)      (0.06)           (0.74)

MIDCORE GROWTH
Dec. 29, 1992<F22> through
  Oct. 31, 1993             20.09         0.09           1.32           1.41       (0.10)           -           (0.10)
Year Ended 1994             21.40         0.06           0.06           0.12       (0.05)           -           (0.05)
Year Ended 1995             21.47        (0.02)          4.16           4.14       (0.03)           -           (0.03)

SPECIAL GROWTH
Dec. 28, 1989<F22> through
  Oct. 31, 1990             20.00         0.22         (2.30)          (2.08)      (0.20)           -           (0.20)
Year Ended 1991             17.72         0.27          10.34          10.61       (0.28)           -           (0.28)
Year Ended 1992<F23>        28.05         0.17           2.18           2.35       (0.18)       (1.72)          (1.90)
Year Ended 1993             28.50         0.07           4.47           4.54       (0.08)       (0.62)          (0.70)
Year Ended 1994             32.34         0.04           0.85           0.89       (0.04)            -          (0.04)
Year Ended 1995             33.19        (0.07)          8.49           8.42           -        (0.21)          (0.21)

INTERNATIONAL EQUITY
Apr. 28, 1994<F22> through
 Oct. 31, 1994              20.00         0.04          (0.05)         (0.01)          -           -               -
Year Ended 1995             19.99         0.08          (0.87)         (0.79)     (0.04)       (0.01)          (0.05)

                              Less Distributions (con't)                 Supplemental Data and Ratios
                              --------------------------                 ----------------------------





                                                                                          Ratio
                                                                                          of Net
                              Net Asset                  Net Assets,    Ratio of Net    Investment
                               Value,                      End of        Expenses to    Income to      Portfolio
                                 End          Total        Period        Average Net    Average Net     Turnover
                              of Period      Return        (000s)          Assets         Assets          Rate
                              ---------     -------        ------         -------         ------          ----

BALANCED
Mar. 30, 1992<F22> through
   Oct. 31, 1992               $20.49        3.72%        $45,653       0.75%<F28>        2.48%<F28>      29.04%
Year Ended 1993                 22.76       13.49%         82,099       0.75%<F28>        2.24%<F28>      71.60%
Year Ended 1994                 22.10       (0.93%)        94,657       0.75%<F28>        2.03%<F28>      59.77%
Year Ended 1995                 25.89       19.55%         21,832       0.94%<F28>        2.05%<F28>      61.87%

GROWTH AND INCOME
Dec. 29, 1989<F22> through
   Oct. 31, 1990                17.99       (6.96%)        65,741       0.74%<F29>        4.39%<F29>      49.85%
Year Ended 1991                 21.72       25.63%        103,414       0.75%<F29>        3.93%<F29>      28.05%
Year Ended 1992                 22.27        5.82%        135,713       0.75%<F29>        3.16%<F29>      31.25%
Year Ended 1993<F24>            23.70        9.93%        160,704       0.88%<F29>        2.44%<F29>      86.24%
Year Ended 1994                 23.09        1.84%        164,053       0.90%<F29>        1.89%<F29>      56.85%
Year Ended 1995                 27.62       24.75%         42,424       1.09%<F29>        1.51%<F29>      47.85%

EQUITY INDEX
Dec. 29, 1989<F22> through
   Oct. 31, 1990                21.63      (11.46%)        35,569       0.49%<F30>        3.01%<F30>       9.09%
Year Ended 1991                 27.87       32.90%         51,481       0.50%<F30>        2.82%<F30>       1.38%
Year Ended 1992<F23>            29.72        9.36%         81,070       0.50%<F30>        2.48%<F30>       5.50%
Year Ended 1993                 33.04       13.79%         83,820       0.50%<F30>        2.32%<F30>      13.78%
Year Ended 1994                 33.41        3.51%        107,563       0.50%<F30>        2.38%<F30>      13.28%
Year Ended 1995                 41.07       25.79%         18,663       0.66%<F30>        2.14%<F30>       4.61%

MIDCORE GROWTH
Dec. 29, 1992<F22> through
   Oct. 31, 1993                21.40        7.53%         84,467       0.89%<F31>        0.57%<F31>      46.29%
Year Ended 1994                 21.47        0.56%        113,197       0.88%<F31>        0.30%<F31>      33.24%
Year Ended 1995                 25.58       19.31%         10,105       1.09%<F31>       (0.06%)<F31>     49.84%

SPECIAL GROWTH
Dec. 28, 1989<F22> through
   Oct. 31, 1990                17.72      (10.47%)        39,179       0.74%<F32>        1.41%<F32>      41.79%
Year Ended 1991                 28.05       60.23%         96,017       0.75%<F32>        1.10%<F32>      48.39%
Year Ended 1992<F23>            28.50        8.86%        205,207       0.76%<F32>        0.65%<F32>      31.94%
Year Ended 1993                 32.34       16.15%        347,130       0.88%<F32>        0.24%<F32>      58.80%
Year Ended 1994                 33.19        2.77%        395,584       0.89%<F32>        0.13%<F32>      69.74%
Year Ended 1995                 41.40       25.56%         87,269       1.09%<F32>       (0.19%)<F32>     79.25%

INTERNATIONAL EQUITY
Apr. 28, 1994<F22> through
 Oct. 31, 1994                  19.99       (0.05%)        23,756       1.49%<F33>        0.44%<F33>       6.55%
Year Ended 1995                 19.15       (3.95%)         1,633       1.70%<F33>        0.46%<F33>      15.12%

<F22>Commencement of operations.

<F23>Effective February 3, 1992, FIRMCO assumed the investment advisory  responsibilities of Firstar Trust Company, an affiliate of
FIRMCO.

<F24>Effective June 17, 1993, FIRMCO assumed the investment advisory  responsibilities of Firstar Trust Company, an affiliate of
FIRMCO.

<F25>Not annualized for the period ended October 31, 1990 for the Growth and  Income, Equity Index and Special Growth Funds, for
the period ended October 31,  1992 for the Balanced Fund, for the period ended October 31, 1993 for the  MidCore Growth Fund, and for the period ended October 31, 1994 for the  International Equity Fund.

<F26>The total return calculations for the Funds do not reflect the maximum  sales charge of 4.00%.

<F27>Annualized for the period ended October 31, 1990 for the Growth and Income,  Equity Index and Special Growth Funds, for the
period ended October 31, 1992  for the Balanced Fund, for the period ended October 31, 1993 for the MidCore  Growth Fund, and for the period ended October 31, 1994 for the International  Equity Fund.

<F28>Without fees waived, ratios of net expenses to average net assets for the  fiscal years ended October 31, 1995, 1994, 1993, and the period ended October  31, 1992 would have been 1.25%, 1.05%, 1.12%, and 1.13%, respectively; and  ratios of net investment income to average net assets for the fiscal years  ended October 31, 1995, 1994, 1993, and the period ended October 31, 1992 would have been 1.74%, 1.73%, 1.87%, and 2.10%, respectively.

<F29>Without fees waived, ratios of net expenses to average net assets for the  fiscal years ended October 31, 1995, 1994, 1993, 1992, 1991, and the period  ended October 31, 1990 would have been 1.20%,
1.01%, 1.02%, 1.03%, 1.04%, and  1.06%, respectively; and ratios of net investment income to average net assets  for the fiscal years ended October 31, 1995, 1994, 1993, 1992, 1991, and the  period ended October 31, 1990 would have been 1.40%, 1.78%, 2.30%,
2.88%, 3.64%, and 4.07%, respectively.

<F30>Without fees waived, ratios of net expenses to average net assets for the  fiscal years ended October 31, 1995, 1994, 1993,
1992, 1991, and the period  ended October 31, 1990 would have been 0.73%, 0.57%, 0.56%, 0.60%, 0.63%, and 0.70%, respectively; and
ratios of net investment income to average net assets  for the fiscal years ended October 31, 1995, 1994, 1993, 1992, 1991, and the period ended October 31, 1990 would have been 2.07%, 2.31%, 2.26%, 2.39%, 2.69%, and 2.80%, respectively.

<F31>Without fees waived, ratios of net expenses to average net assets for the  fiscal years ended October 31, 1995, 1994, and the period ended October 31, 1993 would have been 1.21%, 1.00%, and 1.08%, respectively; and ratios of net  investment income to average net assets for the fiscal years ended October 31,  1995, 1994, and the period ended October 31, 1993 would have been
(0.18)%, 0.19%, and 0.39%, respectively.

<F32>Without fees waived, ratios of net expenses to average net assets for the  fiscal years ended October 31, 1995, 1994, 1993,
1992, 1991, and the period  ended October 31, 1990 would have been 1.17%, 0.98%, 1.01%, 1.02%, 1.06%, and 1.13%, respectively; and
ratios of net investment income to average net assets  for the fiscal years ended October 31, 1995, 1994, 1993, 1992, 1991, and the period ended October 31, 1990 would have been (0.27)%, 0.04%, 0.11%, 0.39%, 0.79%, and 1.02%, respectively.

<F33>Without fees waived, ratios of net expenses to average net assets for the  fiscal year ended October 31, 1995 and the period ended October 31, 1994 would  have been 2.85% and 2.85%, respectively; and ratios of net investment income  to average net assets for the fiscal year ended October 31, 1995 and the  period ended October 31, 1994 would have been (0.69)% and (0.92)%, respectively.



INVESTMENT OBJECTIVES AND POLICIES

                 The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives. You may want to pursue more than one objective by investing in more than one of the Portico Funds. You are reminded that there are risks in an investment in the Funds and there can be no assurance that each Fund's investment objective will be attained. An investor should not consider an investment in any individual Fund to be a complete investment program.

Balanced Fund    Investment Objective. The investment objective of the Balanced
                 Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. The
                 Fund seeks to achieve its objective through a policy of diversified investments in fixed-income and equity securities.
                 Equity securities will be selected on the basis of their potential for capital appreciation. Current income will not be a significant consideration in the selection of equity securities. Fixed-income securities will be selected in an effort to provide an annual rate of total return with respect to the fixed-income portion of the Fund's portfolio that is similar to the annual rate of total return of the Lehman
                 Brothers Government/Corporate Bond Index on a consistent basis.
                 In investing in fixed-income securities, the Adviser will use specialized quantitative investment techniques. (For a description of the Lehman Brothers Government/Corporate Bond
                 Index, see "Description of Bond Index" below. For a description of the specialized quantitative investment techniques see
                 "Investment Techniques" below).

                 The Fund's policy is to invest at least 25% of the value of its total assets in fixed-income senior securities and at least 50% and no more than 65% in equity securities at all times. The actual percentage of assets invested in fixedincome and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

                 Investment Techniques. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in sponsored American Depository Receipts, in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks. In addition, the Fund may invest in domestic securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.


                 The Fund generally invests in companies that the Adviser considers to be well managed and to have "attractive fundamental financial characteristics." "Attractive fundamental financial characteristics" include, among other factors, low debt, return on equity substantially above the market average and consistent revenue and earnings per share growth over the prior three to five years. Companies in which the Fund may make equity investments generally will have stock market capitalizations between $100 million and $10 billion. The median stock market capitalization is generally anticipated to be between $1 billion and $3 billion and the weighted average stock market capitalization is generally anticipated to be between $1.5 billion and $5 billion. Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with larger or smaller market capitalizations.

                 In constructing and maintaining the fixed-income portion of the portfolio, the Adviser attempts to achieve an annual rate of total return, before Fund expenses, comparable to that of the Lehman Brothers Government/Corporate Bond Index. Specialized structured investment management techniques are used in conjunction with traditional methods of investment management that rely on economic, financial and market analysis to select portfolio investments.

                 Fixed-income securities purchased by the Fund may include a broad range of corporate, government, government agency, stripped government, asset-backed and mortgage-backed obligations. The Fund may purchase fixed-income securities without regard to any maturity limitation.

                 Debt obligations acquired by the Fund will be "investment grade" at the time of purchase, that is, obligations rated within the four highest rating categories by Standard and Poor's Rating Group ("S&P") (AAA, AA, A and BBB), Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa) or other nationally recognized rating agencies or obligations that are unrated but determined by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and market risk than higher rated securities. As a result, the market value of these securities may be expected to fluctuate more than those of securities with higher ratings.

                 Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency and that exceed 5% of the Fund's net assets.


                 Description of Bond Index. The Lehman Brothers Government/Corporate Bond Index is a market value weighted total return index measuring both the principal price change of and income provided by the underlying universe of securities underlying the index. The Lehman Brothers Government/Corporate Bond Index is intended to measure performance of its fixed-rate debt market over given time intervals. The index is comprised of U.S. Treasury, U.S. Government agency, dollar-denominated debt of certain foreign, sovereign or supranational entities and investment grade corporate debt obligations of domestic entities satisfying the following criteria as defined by Lehman
                 Brothers:

                 - Fixed-rate debt (as opposed to variable-rate debt);
                 - From one to thirty years or more remaining until maturity; - Minimum outstanding par value of $100 million; and
                 - Minimum quality rating of Baa by Moody's, or BBB by S&P, or BBB by Fitch Investors Service, Inc. ("Fitch").


                 As of October 31, 1995, 4,615 issues were included in the Lehman Brothers Government/Corporate Bond Index representing $3.16 trillion in market value.

                 The Lehman Brothers Government/Corporate Bond Index is a trademark of Lehman Brothers. The Funds, their Adviser and the Co-Administrators are not affiliated in any way with Lehman Brothers. See "Management of the Funds." Inclusion of a security in the bond index in no way implies an opinion by Lehman Brothers as to its attractiveness or appropriateness as an investment. Lehman Brothers' publication of the bond index is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities.

Growth and Income Fund

                 Investment Objective. The investment objective of the Growth and Income Fund is to seek both reasonable income and longterm capital appreciation. In seeking to obtain "reasonable income," the Fund will emphasize income-producing securities.

                 Common stocks purchased by the Fund will be selected primarily from a universe of domestic companies that have established dividend-paying histories. During normal market conditions at least 50% of the Fund's net assets will be invested in income-producing equity securities, and each company initially selected for inclusion in the Fund's portfolio must pay a current dividend. In addition to dividend considerations, the Fund generally invests in medium- to large-sized companies with stock market capitalizations over $750 million that the Adviser considers to be well managed and to have attractive fundamental financial characteristics. See "Balanced Fund" for a description of "attractive fundamental financial characteristics." The Fund may also invest a portion of its assets, not to exceed 20% at the time of purchase, in companies with smaller market capitalizations. The median stock market capitalization is generally expected to be between $2 billion and $3 billion and the weighted average stock market capitalization between $9 billion and $12 billion.

                 In addition to investments in common stocks, the Fund may invest in bonds, notes, debentures and preferred stocks convertible into common stocks but only to the extent that those securities also provide a current interest or dividend payment stream. Although convertible securities frequently have speculative characteristics and may be acquired by the Fund without regard to minimum quality ratings, the Fund intends to invest less than 5% of its net assets in noninvestment grade securities. Up to 25% of the Fund's total assets may be invested, either directly or through sponsored American Depository Receipts, in the securities of foreign issuers. The Fund may also purchase put and call options, sell covered call options and enter into transactions involving futures contracts and options on futures as described later in this Prospectus.


                 The Fund may, to the extent consistent with its investment objective, purchase nonconvertible debt securities. Such debt obligations acquired by the Fund will be investment grade, as described above under "Balanced Fund," at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

Equity Index Fund

                 Investment Objective. The investment objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. Under normal market conditions the Fund intends to invest substantially all of its total assets in securities included in the S&P 500 Index.


                 In seeking to attain its investment objective, the Fund uses the S&P 500 Index as the standard performance comparison because it represents approximately two-thirds of the total market value of all domestic common stocks and is well known to investors. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a statistical basis, and the S&P 500 Index is heavily weighted toward stocks with large market capitalizations. The S&P 500 Index and the Equity Index Fund currently have a median stock market capitalization of $4.7 billion and a weighted average stock market capitalization of $21 billion. Standard & Poor's makes no representation or warranty, implied or express, to the purchasers of Fund shares, or any member of the public, regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance.


                 Portfolio Management. Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. Index funds such as the Fund are not managed in this manner, however. Instead, with the aid of a computer program, the Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P 500 Index, taking into account redemptions, sales of additional Fund shares and other adjustments as described below.

                 The Fund does not expect to hold at any particular time all of the stocks included in the S&P 500 Index. The Adviser believes, however, that through the application of a capitalization weighting and sector balancing technique that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index.

                 The Adviser believes that the Fund will, under normal conditions, hold securities of approximately 350 to 450 issuers included in the S&P 500 Index, and that the quarterly performance of the Fund and the S&P 500 Index will be within + 0.3% under normal market conditions. Redemptions of a substantial number of shares of the Fund could, however, reduce the number of issuers represented in the Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the S&P 500 Index. In the event the performance of the Fund is not comparable to the performance of the S&P 500 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Co-Administrators or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected that the Board of Directors would consider possible changes to the Fund's investment objective.


                 If an issuer drops in ranking, or is eliminated entirely from the S&P 500 Index, the Adviser may be required to sell some or all of the common stock of such issuer then held by the Fund. Sales of portfolio securities may be made at times when, if the Adviser were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500 Index, such securities might not be sold. Such sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Adviser were not required to effect the purchases and sales. "Adverse events" will not necessarily be the basis for the disposition of portfolio securities, unless an event causes the issuer to be eliminated entirely from the S&P 500 Index. "Adverse events" include the failure of an issuer to declare or pay dividends, the institution against an issuer of materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors. However, although the Adviser does not intend to screen securities for investment by the Fund by traditional methods of financial and market analysis, the Adviser will monitor the Fund's investment with a view towards removing stocks of companies which may impair for any reason the Fund's ability to achieve its investment objective.


                 The Fund invests primarily in the common stocks that comprise the S&P 500 Index in accordance with their relative capitalization and sector weightings as described above. It is possible, however, that the Fund will from time to time receive, as a part of a "spin-off" or other corporate reorganization of an issuer included in the S&P 500 Index, securities that are themselves outside the S&P 500 Index. Such securities will be disposed of by the Fund in due course consistent with the Fund's investment objective.

                 A portion of the Fund's assets may be invested in options and futures contracts as described below under "Other Investment Information."

MidCore Growth Fund

                 Investment Objective. The investment objective of the MidCore Growth Fund is capital appreciation. The Fund seeks to achieve its objective through investment in securities of medium- to large-sized companies, selected on the basis of their potential for price appreciation. Current income is not a significant consideration in the selection of securities for this Fund.

                 The Fund's policy is to invest at least 50% of the value of its total assets in equity securities under normal market conditions. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in American Depository Receipts, in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes, that in the opinion of the Adviser present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks.


                 The Fund generally invests in medium- to large-sized companies, with stock market capitalizations over $750 million, that the Adviser considers to be well managed and to have attractive fundamental financial characteristics. See "Balanced Fund" above for description of "attractive fundamental financial characteristics." The Adviser intends to focus its selection of securities on medium-sized companies and anticipates the Fund's median capitalization would be between $2 billion and $2.8 billion; compared with the S&P 500 Index which currently has a median capitalization of $4.7 billion. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with market capitalizations below $750 million.


                 The Fund may, to the extent consistent with its investment objective, purchase nonconvertible debt securities. Such debt obligations acquired by the Fund will be investment grade, as described above under "Balanced Fund," at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.


Special Growth Fund

                 Investment Objective. The investment objective of the Special Growth Fund is capital appreciation. The Fund seeks to achieve its objective through investment in securities of small- to medium-sized companies. Current income is not a significant consideration in the selection of securities for this Fund. Securities are selected for the Fund by the Adviser on the basis of their potential for price appreciation.

                 The Fund's policy is to invest at least 50% of the value of its total assets in equity securities under normal market conditions. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in American Depository Receipts, in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes, that in the opinion of the Adviser present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.


                 The Fund generally invests in small- to medium-sized companies that the Adviser considers to be well managed and to have attractive fundamental financial characteristics. See "Balanced Fund" above for a description of "attractive fundamental financial characteristics." The Adviser believes greater potential for price appreciation exists among smallto medium-sized companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. Companies with stock market capitalizations between $50 million and $2 billion are considered by the Adviser to be small- to medium-sized. The Fund generally anticipates the median stock market capitalization to be between $600 million to $900 million and the weighted average to be between $1 billion and $1.2 billion. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with larger or smaller market capitalizations.

                 Securities of unseasoned companies, that is, companies with less than three years' continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the Fund when the Adviser believes such investments offer possibilities of attractive capital appreciation. However, the Fund will not invest more than 5% of the value of its total assets in the securities of unseasoned companies. In addition, the Adviser may, to the extent consistent with the Fund's investment objective of capital appreciation, acquire for the Fund bonds and other debt securities. Debt obligations acquired by the Fund will be investment grade, as described above under "Balanced Fund," at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.


                 In view of the specialized nature of its investment activities, investment in the Fund's shares may be suitable only for those investors who are prepared to invest without concern for current income and are financially able to assume risk in search of long-term capital gain.


International Equity Fund

                 Investment Objective. The investment objective of the International Equity Fund is to seek capital appreciation through investment in foreign equity securities of small-to medium-sized companies. The Fund pursues its objective by investing under normal market conditions substantially all (and in any event at least 65%) of the value of its total assets in foreign common stocks and equity related securities (including convertible securities and warrants) of small to medium market capitalization (generally between $250 million and $5 billion) issuers included in the gross domestic product weighted Morgan Stanley Capital International Europe, Australia and Far East Index (the "GDP EAFE Index" or "Index"). The Fund will not follow traditional methods of fund management but rather investments will be selected through a structured selection process based on the GDP EAFE Index and its country weightings. The Fund will attempt to duplicate substantially the country weightings of the GDP EAFE Index and, within these parameters, invest primarily in companies included in the Index with small to medium market capitalizations. The Adviser believes that companies with small to medium market capitalizations present greater longterm growth potential than companies with larger market capitalizations. Although the Fund will follow this structured selection process based on the GDP EAFE Index, its country weightings may differ from the actual weightings of the Index, and its performance will not necessarily be comparable to the performance of the Index because of the Fund's selected market capitalization range. It is not the Fund's objective to track the performance or replicate the holdings of the entire Index.

                 GDP EAFE Index. The GDP EAFE Index is composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The objective of the GDP EAFE Index is to represent an unmanaged portfolio containing a broad selection of companies listed within each local market included in the Index. The GDP EAFE Index seeks to replicate the industry composition of each local market, and a representative sampling of large, medium and small capitalization companies from each local market, taking into account the stocks' liquidity. The securities included in the Index and the industry weightings within each local market are changed periodically. The country weightings, which are based on each country's relative gross domestic product, are adjusted periodically throughout the year. As of October 31, 1995, the total GDP EAFE Index included 1,107 companies in 20 European and Pacific Basin countries. Approximately 781 companies (out of 1,107 in the GDP EAFE Index) or about 27% of the dollar amount of the total Index fall in the Fund's selected market capitalization range. The following table lists the countries included in the GDP EAFE Index and their weightings in the Index as of October 31, 1995.

                GDP EAFE INDEX
                  COMPOSITION

                                  EAFE
                           % OF TOTAL MARKET
  MARKET                   CAPITALIZATION<F34>
  ------                   ------------------
  Austria                          0.3%
  Belgium                          1.2
  Denmark                          0.8
  Finland                          0.7
  France                           6.5
  Germany                          6.9
  Ireland                          0.3
  Italy                            2.3
  Netherlands                      4.0
  Norway                           0.5
  Spain                            1.8
  Sweden                           2.1
  Switzerland                      6.1
  United Kingdom                  17.1
                                  ----
  EUROPE                          50.6%

  Australia                        2.7%
  Hong Kong                        3.2
  Japan                           39.8
  Malaysia                         2.2
  New Zealand                      0.4
  Singapore                        1.1
                                  ----
  PACIFIC                         49.4%

  TOTAL                          100.0%

<F34> The weightings are as of October 31, 1995 and will fluctuate. Because the
Fund does not expect to hold at any particular time all of the stocks included in the Index or, depending on the asset size of the Fund, stocks of companies located in all of the countries comprising the Index, the information should be considered only as an approximation of the Fund's intended exposure to the countries indicated.

The Adviser and Sub-Adviser utilize the "gross domestic product weighted" Index in order to reduce the relative exposure to any single country (namely, Japan) which results from an Index that is capitalization weighted. In reducing the relative exposure to Japan, the weighting process increases the representation of certain other countries within the Index. Notwithstanding the GDP weighting, as of October 31, 1995, securities from Japan, Germany and France represented on a GDP weighted basis an aggregate of approximately 62% of the Index. Therefore, stocks from these countries will represent a correspondingly large component of the Fund's total assets. Such a large investment in these markets subjects the Fund to relatively greater exposure to the political and economic circumstances of these countries. Based upon the current country weightings of the Index, the Fund intends to invest more than 25% of its total assets in Japan. To the extent the Fund's assets are concentrated in the securities of Japanese issuers, the Fund will be subject to a greater extent to the risks of adverse social, political or economic events which occur in Japan. Specifically, investments in the Japanese stock market may entail a higher degree of risk than investments in other markets. By fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese markets as a whole may presently appear expensive relative to other world stock markets (i.e., the prices of Japanese stocks may presently be relatively high). In addition, the prices of securities traded on the Japanese markets may be more volatile than many other markets.

The "GDP EAFE Index" is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund. Inclusion of a security in the GDP EAFE Index in no way implies an opinion by Morgan Stanley Capital International as to its attractiveness or appropriateness as an investment. The publication of the GDP EAFE Index is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities, and Morgan Stanley Capital International has no liability, contingent or otherwise, to any person for any loss arising from results obtained from the use of the Index data.

Portfolio Management. Traditional methods of fund investment management typically involve changes in a portfolio of securities based on economic, financial and market analysis. The Fund is not managed in this manner. The Adviser and SubAdviser will use a structured selection process described below to select securities for the Fund from those included in the GDP EAFE Index. The structured selection process utilized by the Fund will attempt to duplicate substantially the GDP EAFE Index country weightings. When purchasing securities for the Fund's portfolio, the relative market capitalization weightings of the equity securities included in each of the local markets of the GDP EAFE Index will be considered. The weighted capitalization of an issuer is determined by dividing the issuer's market capitalization by the total market capitalizations of all issuers included in the local market. Stocks in the GDP EAFE Index will be selected within each market with market capitalizations at the time of acquisition of between $250 million and $5 billion. The Fund may retain up to 20% of its total assets directly in stocks of companies whose market capitalizations either rise above $5 billion or fall below $250 million after acquisition but are still included in the GDP EAFE Index (and may invest up to an additional 10% of its total assets indirectly in such stocks through the use of international stock index futures contracts and related options). Companies with larger market capitalizations that are included in the Index will not be purchased except indirectly through the investment in international stock index futures contracts and related options.

Since the Fund bases its stock selection process on the country weightings of the GDP EAFE Index, the Fund will normally invest in the securities which are included in the Index. The Fund may, however, acquire a security that at the time of purchase is not included in the GDP EAFE Index if Morgan Stanley Capital International has announced that the security will be included at the next adjustment of the Index. It is anticipated that no more than 5% of the Fund's assets would be invested in equity securities which, at the time of purchase, are not included in the GDP EAFE Index. The Fund may also invest up to 15% of the Fund's total assets in warrants to purchase, and securities convertible into, securities included in the Index. Up to 15% of its total assets may be invested in eligible securities that are held in the form of American Depository Receipts, European Depository Receipts, and Global Depository Receipts. The Fund may also invest in international stock index futures contracts. See "Other Investment Information" below.

On a periodic basis, the Adviser and Sub-Adviser, through reports of the International Monetary Fund, will monitor developments relating to the gross domestic product of countries within the Index. The Fund will be periodically rebalanced to reflect these changes in country weightings through the investment of new money received by the Fund. In June of each year, Morgan Stanley Capital International revises all of the country weightings of the Index. At that time, the Fund, through the investment of new money or through the reallocation of current portfolio holdings, will rebalance the portfolio in light of the adjustments made by Morgan Stanley Capital International to the Indexis country weightings.

Although the Fund will attempt to duplicate substantially the country weightings of the GDP EAFE Index, the Fund will not hold at any particular time all of the stocks included in the Index because of the Fund's selected market capitalization range. The volatility of the Fund may, therefore, be more or less than the Index because of the Fund's selected market capitalization range. Approximately 781 securities (out of 1,107 in the GDP EAFE Index) fall in the Fund's selected market capitalization range representing 27% of the dollar amount of the total index. The volatility of the Fund may be more or less than the Index depending on the securities held by the Fund. Depending upon the total asset size of the Fund, the number of securities held by the Fund is expected to vary from 450 to 750 and to represent 16 to 20 countries of the GDP EAFE Index. Redemptions of a substantial number of shares of the Fund could, however, reduce the number of issuers represented in the Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which the Fund tracks the country and industry allocation of the GDP EAFE Index.

                 To maintain liquidity in an amount to meet anticipated redemption requests or for day to day operating purposes, a portion of the Fund's assets (normally not exceeding 5% of total assets) may be invested in money market instruments and other short-term obligations. See "Money Market Instruments." In addition, to the extent the Fund experiences cash inflows through the issuance of new shares or the sale of portfolio securities, or at times when desirable equity securities which are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may invest in short-term obligations for a limited time. It is the policy of the Fund to be as fully invested as practicable in equity and equity related securities (and stock index futures) at all times. While this policy permits the Fund to take full advantage of a period of rising international stock prices, it limits the Fund from investing in short-term debt securities as a defensive investment posture during falling markets (except as described above). Accordingly, shareholders bear the risk of general declines in stock prices, and bear any risk that the Fund's exposure to such declines will be lessened by investment in short-term debt securities.

                 Because of the Fund's investment policies, securities may be purchased, retained, and sold by the Fund when such transactions would not be consistent with traditional investment criteria. If an issuer drops in ranking, or is eliminated entirely from the GDP EAFE Index, the Adviser and Sub-Adviser will be required to sell some or all of the common stock of such issuer then held by the Fund. Sales of portfolio securities may be made at times when such securities might otherwise have not been sold, if the Adviser and Sub-Adviser were not required to effect purchases and sales of portfolio securities in accordance with the GDP EAFE Index. Such sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Fund were not required to effect the purchases and sales. Adverse events will not necessarily be the basis for the disposition of portfolio securities, unless an event causes the issuer to be eliminated entirely from the GDP EAFE Index. See "Equity Index Fund" for a description of "adverse events." However, although it is not intended that securities will be screened for investment by the Fund by traditional methods of financial and market analysis, the Fund's investments will be monitored with a view towards removing stocks of companies which may impair for any reason the Fund's ability to achieve its investment policies.

                 Because of the risks associated with international common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.

OTHER INVESTMENT INFORMATION

                 Money Market Instruments. The Funds may hold short-term U.S. Government obligations, high quality money market instruments (i.e., rated A-1 or better by S&P or Prime-1 by Moody's or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements, bank obligations and cash, pending investment, to meet anticipated redemption requests, if, in the opinion of the Adviser, other suitable securities are unavailable. The foregoing investments may include among other things commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less and may be in such proportions as, in the opinion of the Adviser, existing circumstances may warrant. Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Funds might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser deems the investment to involve minimal credit risk. The Funds may also invest in obligations of foreign banks and foreign branches of U.S. banks and may invest their cash balances in securities issued by other investment companies which invest in high quality, short-term debt securities. None of the Funds will invest in any other Portico Fund. In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

                 Government Obligations. To the extent consistent with its objective, the Balanced Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. This Fund may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

                 Mortgage-Backed and Asset-Backed Securities. The Balanced Fund may purchase mortgage-backed and asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). The average life of these securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of thirty years. The average life of a mortgagebacked instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average weighted maturity of the Fund, the maturity of asset-backed securities will be based on estimates of average life.


                 Presently there are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs") which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be subject to greater volatility and interest rate risk than other types of mortgage-backed obligations.

                 Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases.


                 Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

                 Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Fund's experiencing difficulty in valuing or liquidating such securities.

                 Restricted Securities. Each Fund will not knowingly invest more than 10% (except the International Equity Fund which is limited to 5%), and in all cases will not invest more than 15%, of the value of its respective net assets in securities that are illiquid at the time of purchase. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days, over-the-counter options, and securities that are not registered under the Securities Act of 1933 (the "Act") but may be purchased by institutional buyers under Rule 144A, are subject to these limits (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board of Directors or the Adviser, or the Adviser (and Sub-Adviser with regard to the International Equity Fund), pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists).

                Borrowings. Each Fund may borrow money to the extent described below under "Investment Limitations." A Fund would borrow money to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Fund. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

                Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

                When-Issued Purchases and Forward Commitments. Each Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund does not accrue income until the securities delivery occurs. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place. Each Fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Funds do not intend to engage in whenissued purchases and forward commitments for speculative purposes but only in furtherance of their respective investment objectives.

                Foreign Securities. Each Fund, except the Equity Index Fund, may invest in foreign securities. The Funds' investments in the securities of foreign issuers may include both securities of foreign corporations and banks, as well as securities of foreign governments and their political subdivisions. Investments in foreign securities, whether made directly or through American Depository Receipts, involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. See "Taxes." Transactions in foreign securities may involve greater time from the trade date until the settlement date than for domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries.

                 Additional costs associated with an investment in foreign securities may include higher transaction costs and the cost of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. In this regard, the Funds do not intend to hedge against foreign currency risk, and changes in currency exchange rates will impact a Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund. The Funds and their shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies. Furthermore, because the International Equity Fund will invest substantially all (and in any event, at least 65%) of the value of its total assets in foreign securities, the net asset value of the International Equity Fund is expected to be volatile.

                 Stripped Securities. To the extent consistent with its investment objective, the Balanced Fund may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. Government obligations. These participations are issued at a discount to their "face value," and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. Government securities.


                 Options. The Growth and Income and Equity Index Funds may purchase put and call options in an amount not to exceed 5% of their respective net assets. Such options may relate to particular securities or various stock indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

                Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by a Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.


                 In addition, the Growth and Income and Equity Index Funds may write call options on securities and on various stock indices. Each Fund may write a call option only if the option is "covered" by the Fund's holding a position in the underlying securities or otherwise, which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange and the aggregate value of the Fund's assets subject to options written by the Growth and Income Fund and the Equity Index Fund will not exceed 25% and 5%, respectively, of the value of its net assets during the current year. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).


                 By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds.

                 For additional information relating to option trading practices and related risks, see the Statement of Additional Information.


                Futures Contracts and Related Options. The Adviser may determine that it would be in the interest of the Growth and Income, Equity Index and International Equity Funds to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Funds, or of securities which it intends to purchase, to maintain liquidity, to have fuller exposure to price movements in the respective securities index or to reduce transaction costs. For example, a Fund may enter into transactions involving a stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds or stocks in the index is made. The Adviser may also determine it would be in the interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities. In addition, the Equity Index Fund will purchase and sell futures and related options (based only on the S&P 500 Index), to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index), and to reduce transaction costs. The International Equity Fund also may invest in international stock index futures contracts and related options which are traded on an exchange to maintain cash reserves while simulating full investment in the stocks underlying the GDP EAFE Index, to facilitate trading, reduce transaction costs or seek higher investment returns when a futures contract is priced more attractively than the underlying index. The Funds will not use futures contracts for speculative purposes.

                Risks associated with the use of futures contracts include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of stock index futures contracts, (b) the possible lack of a liquid secondary market for futures contracts and the resulting inability of a Fund to close open futures positions, and (c) with regard to the International Equity Fund, the limited portion of the Fund's securities which may be included in any one of the foreign stock index futures which may be utilized by the Fund. During the current fiscal year, the Growth and Income Fund intends to limit transactions in futures contracts and related options so that not more than 5% of its net assets are at risk. The Equity Index Fund and International Equity Fund intend to limit their transactions in futures contracts so that not more than 10% of their respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Statement of Additional Information.

                Convertible Securities and Warrants. The Balanced, Growth and Income, MidCore Growth, Special Growth, and International Equity Funds may invest in convertible securities, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

                During normal market conditions, no more than 5% of a Fund's net assets will be purchased or held in convertible or other securities that (1) are not rated at the time of purchase investment grade by S&P, Moody's or other nationally recognized rating agencies; (2) are unrated and have not been determined by the Adviser (or Adviser and Sub-Adviser with regard to the International Equity Fund) to be of comparable quality to a security rated investment grade; or (3) in the case of the International Equity Fund, have not received the foreign equivalent of investment grade by a rating agency recognized in the local market and determined to be of comparable quality by the Adviser and Sub-Adviser. Securities rated below investment grade are predominantly speculative and are commonly referred to as junk bonds. To the extent a Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below a minimum rating for purchase by the Fund. The Adviser (and Sub-Adviser for the International Equity Fund) will consider such an event in determining whether a Fund should continue to hold the security. The Adviser (and Sub-Adviser for the International Equity Fund) will sell promptly any securities that are noninvestment grade as a result of these events and that exceed 5% of a Fund's net assets.

                 The Balanced, Growth and Income, MidCore Growth, Special Growth, and International Equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. During normal market conditions, no more than 5% of each Fund's net assets will be invested in warrants.

                 Securities Lending. Although none of the Funds intend to during the current fiscal year, each of the Funds may lend portfolio securities.

                 American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), and Global Depository Receipts ("GDRs"). The Funds, except for the Equity Index Fund, may invest in sponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer, ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency.

                 The International Equity Fund may also invest in EDRs and GDRs. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. EDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs, in bearer form, are designed for use in the European securities markets. GDRs are issued and traded in several international financial markets. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. See "Other Investment Information - Foreign Securities" for a discussion on certain risks in investing in foreign securities.

                 Concentration. The Adviser (and Sub-Adviser for the International Equity Fund) anticipate that from time to time certain industry sectors will not be represented in the Funds' portfolios while other sectors will represent a significant portion. As a matter of fundamental policy, however, the Adviser (and Sub-Adviser for the International Equity Fund) will not purchase any securities which would cause 25% or more of a Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, and each Fund's investments will be diversified among individual issuers.


                Small Companies. Small companies in which the Funds may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to greater degree of changes in their earnings and prospects.


                 Portfolio Turnover. Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains; to the extent net short-term capital gains are realized, distributions resulting from such gains will be ordinary income for federal income tax purposes. (See "Taxes-Federal.") See "Financial Highlights" for each Fund's portfolio turnover rates.

PURCHASE OF SHARES
                 Retail Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, B.C. Ziegler and Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker-dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

                 Purchase orders for shares may be placed through the transfer agent of the Funds, registered representatives of Elan Investment Services, Inc. ("Elan"), or organizations that have entered into distribution or servicing agreements with the Funds (including Elan, "Shareholder Organizations"). For a discussion of transactions through Shareholder Organizations, see "Shareholder Organizations" below.

                 THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR SHARES IN A FUND IS $100.

                 Once each business day, two share prices are calculated for each Fund: the offering price and the net asset value (NAV). The offering price includes the sales charge, if any, which you pay when you buy shares, unless you qualify for a waiver as described below. When you buy shares at the offering price, the sales charge is deducted and the balance is invested at NAV next computed after an order with payment is received by the transfer agent. You may calculate your sales charge as follows:

                                                               SHAREHOLDER
                          SALES CHARGE      SALES CHARGE      ORGANIZATION
   AMOUNT OF                  AS A              AS A         REALLOWANCE AS
TRANSACTION AT            PERCENTAGE OF     PERCENTAGE OF    A PERCENTAGE OF
OFFERING PRICE           OFFERING PRICE    NET ASSET VALUE   OFFERING PRICE
--------------------     --------------    ---------------   --------------
Less than $50,000000          4.00%             4.16%             3.50%
$50,000 to $99,99900          3.00%             3.09%             2.50%
$100,000 to $249,999          2.00%             2.04%             1.50%
$250,000 or more000           none              none              none

                 The Distributor may reallow the entire sales charge to certain Shareholder Organizations. To the extent that 90% or more of the sales charge is reallowed, Shareholder Organizations may be deemed to be underwriters under the Act.

                 You may purchase shares without a sales charge if: (a) you were a Portico shareholder as of January 1, 1995 and have continuously maintained a shareholder account with the Company;
                 (b) you make any purchase within 60 days of a redemption of Portico Institutional Shares or from accounts for which Firstar Corporation or its affiliates serves in a trust, agency or custodial capacity; (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Portico;
                 (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase; (e) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or contingent deferred sales charge; (f) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; or (g) you are a spouse, parent or child of an individual who falls within the preceding categories (a), (c), or (d) above. In addition, you may reinvest all or any portion of your proceeds from redemption of shares of the Funds in Retail Shares of the Funds or Retail Shares of other Portico funds, within 365 days of a redemption without paying a sales charge. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the transfer agent receives payment in proper form.


                 Quantity Discounts. You may be entitled to reduced sales charges through the Right of Accumulation or under a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.


                 To qualify for a reduction of or exception to the sales charge, you must notify your Shareholder Organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Fund may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Shareholder Organization or Portico Investor Services at 1-800-982-8909.

                 As a Portico shareholder, you may qualify for discounts on products offered by Firstar Banks. For further information, contact Portico Investor Services, your registered representative, or a Firstar Bank.

                 Rights of Accumulation. A reduced sales charge applies to any purchase of shares of any Portico Fund that is purchased with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund, and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Funds on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds, with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.00% of the offering price. Similarly, each subsequent investment in Eligible Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

                Letter of Intent. By signing a Letter of Intent (available from the Distributor and Shareholder Organizations), an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent. To compute the applicable sales charge, the offering price of shares of an Eligible Fund on which a sales charge has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

                During the term of the Letter of Intent, the Transfer Agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases. If total purchases are less than the amount specified in the Letter of Intent an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-infact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase of Shares.

                Qualification for Discounts. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons listed above.

                Purchase Orders. Investors may purchase shares of the Funds through registered representatives of Elan located at Firstar Banks ("Firstar Investment Offices"), or through Elan representatives located at other financial institutions, or directly with the Funds' transfer agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. Subsequent investments in an existing account in a Fund may be made at any time by sending to the address below a check or money order payable to the Fund in which the investment is being made as shown above, along with a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. A $15 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund.

           PURCHASE ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES

             TO OPEN AN ACCOUNT               TO ADD TO AN ACCOUNT
             ------------------               --------------------

----
IN PERSON    -  Complete an application at    - Bring your check to a Firstar
                a Firstar Investment Office.    Investment Office. Call
                Call 1-800-982-8909 for the     1-800-982-8909 for the office
                office nearest you.             nearest you.

BY PHONE     -  Call your registered          - Call your registered
                representative                  representative
                or call                         or call
                1-800-982-8909 for the office   1-800-982-8909 for the office
                nearest you.                    nearest you.

AUTOMATICALLY-  Call your registered          - Complete a Periodic Investment
                representative                  Plan Application to
                to obtain                       automatically purchase more
                a Periodic Investment Plan      shares.
                Application.


               PURCHASE ORDERS PLACED THROUGH THE TRANSFER AGENT

                TO OPEN AN ACCOUNT              TO ADD TO AN ACCOUNT
                ------------------              --------------------
BY MAIL      -  Complete an application and   - Make your check payable to
                mail it along with a check      Portico Funds. Please include
                payable to Portico Funds,       your account number on your
                P.O. Box 3011,                  check and mail it to the
                Milwaukee, WI 53201-3011.       address on your statement.

OVERNIGHT    -  Complete an application and   - Make your check payable to
DELIVERY        deliver it along with a check   Portico Funds. Please include
                payable to Portico Funds,       your account number on your
                615 East Michigan St.,          check and deliver it to the
                Milwaukee, WI 53202.            address at the left.

IN PERSON    -  Bring your application and    - Your check to a Firstar
                check to a Firstar Investment   Investment Office. Call Office.
                Call 1-800-982-8909             1-800-982-8909 for the office
                for the office nearest you.     nearest you.

AUTOMATICALLY-  Call 1-800-982-8909 to obtain - Complete a Periodic
                a Periodic Investment Plan      Investment  Plan Application to
                Application.                    auto matically purchase more
                                                shares.

                                              - Open a ConvertiFund(R) account
                                                to automatically invest
                                                proceeds from one account to
                                                another account of the Portico
                                                family of funds.

BY WIRE      -  Call 1-800-228-1024 to arrange  - Ask your bank to transmit
                a wire transaction. Ask your      immediately available funds by
                bank to transmit immediately      wire as described at the left.
                available funds by wire in the    Please also include your
                amount of your purchase to:       account number.
                Firstar Bank Milwaukee, N.A.
                ABA # 0750-00022, Account #
                112-952-137 for further
                credit to [name of Fund] [the
                name/ title on the account].

BY PHONE     -  Call 1-800-228-1024 to          - Call 1-800-228-1024 to
                exchange from another             exchange
                Portico Fund account with         from another Portico Fund
                the same registration including   account with the same
                name, address and                 registration including name,
                taxpayer ID number.               address and taxpayer
                                                  ID number.


                 Investors making initial investments by wire must promptly complete a Purchase Application and forward it to the respective Fund. REDEMPTIONS WILL NOT BE PAID UNTIL THE COMPLETED APPLICATION HAS BEEN RECEIVED BY THE TRANSFER AGENT.

                 If an order and payment are received by the transfer agent or Elan in proper form (as described above) before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 3:00 p.m. Central Time, on a business day, Fund shares will be purchased as of the determination of net asset value on that day. Purchase orders which are received after the close of regular trading hours on the Exchange, or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent or Elan.


                 The Funds will not accept payment in cash or third party checks for the purchase of shares. Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding and may be liquidated and distributed to the owner(s) of record on or after the first business day following the sixtieth day of investment, net of the backup withholding tax.


                 Certificates for shares will be issued only upon shareholder request. The Funds reserve the right to reject any purchase order. Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund. For further information, see the Statement of Additional Information or contact the Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).


REDEMPTION OF SHARES
                 Redemption orders are effected at the net asset value per share next determined after receipt of the order by the transfer agent or Elan. If a redemption order is received in proper form (as described below) before the close of regular trading hours on the Exchange, currently 3:00 p.m. Central Time, on a business day, Fund shares will be redeemed as of the determination of net asset value on that day. Redemption orders which are received after the close of regular trading hours on the Exchange, or on non-business days, will be executed on the next business day. Depending upon the current net asset value of the redeemed shares at the time of redemption, the value of the shares redeemed may be more or less than the investor's cost.

REDEMPTION ORDERS
                                              THROUGH A REGISTERED
             THROUGH THE TRANSFER AGENT          REPRESENTATIVE
             --------------------------       -------------------

BY PHONE     -  Call 1-800-228-1024 with      - Call your registered
                your account name, account      representative
                number and amount of            at 1-800-982-8909.
                redemption (minimum $500).
                Redemption proceeds will
                only be sent to a
                shareholder's address or
                bank account of a
                commercial bank located
                within the United States as
                shown on the transfer
                agent's records. (Available
                only if established on the
                account application and if
                there has been no change of
                address by telephone within
                the preceding 15 days.)

BY MAIL,
OVERNIGHT DELIVERY
             -  Mail your instructions to the - Bring your instructions to
                Portico Funds, P.O. Box 3011,   your registered
                Milwaukee, WI 53201-3011        representative's
                or deliver them (via overnight  office, or mail or deliver them
                delivery or in person) to       to Portico Investor Services at
                615 E. Michigan Street,         615 East Michigan Street,
                Milwaukee, WI 53202             Box 3011,
                Include the number of shares    Milwaukee, WI 53201-3011
                or the amount to be redeemed,
                your shareholder account
                number and Social Security
                number or other taxpayer
                identification number. Your
                instructions must be signed
                by all persons required to
                sign for transactions
                exactly as their names
                appear on the account. If
                the redemption amount
                exceeds $50,000, or if the
                proceeds are to be sent
                elsewhere than the address
                of record, or the address of
                record has been changed by
                telephone within the
                preceding 15 days, each
                signature must be guaranteed
                in writing by either a
                commercial bank that is a
                member of the FDIC, a trust
                company, a credit union, a
                savings association, a
                member firm of a national
                securities exchange or other
                eligible guarantor
                institution.

AUTOMATICALLY - Call 1-800-982-8909 for a     - Call your registered
                Systematic Withdrawal Plan      representative
                application ($15,000 account    to establish
                minimum and $100 minimum        a Systematic Withdrawal Plan.
                per transaction).

                 Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature. If certificates have been issued, the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, must be received by the transfer agent or Elan. The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent or Elan receives all required documents in proper form. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.

                 The transfer agent charges a $10.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareholder's account. The transfer agent also charges a $15.00 fee for each IRA distribution (unless it is part of a Systematic Withdrawal Plan), which will be deducted from the shareholder's account.

                 In order to arrange for telephone redemptions after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Portico Investor Services at the address listed above or contact your registered representative. The request must be signed by each shareholder of the account. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

                 The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.


                 In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Portico and the transfer agent employ reasonable procedures specified by a Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded and confirmed in writing to the shareholder. Portico may implement other procedures from time to time. If reasonable procedures are not implemented, Portico and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.


Other Redemption Information

                 The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS MAY DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE TWELVE DAYS FROM THE PURCHASE DATE. This procedure does not apply to shares purchased by wire payment. An investor purchasing shares by wire must have filed a Purchase Application before any redemption requests can be paid.

                 The Funds impose no charge when shares are redeemed and reserve the right to redeem an account involuntarily, upon sixty days' written notice, if redemptions cause the account's net asset value to remain at $50 or less. A Fund may also redeem shares involuntarily if it is appropriate to do so to carry out the Fund's responsibilities under the 1940 Act and, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Statement of Additional Information for examples of when such redemptions might be appropriate.


                 Questions concerning the proper form for redemption requests should be directed to Portico Investor Services at 1-800-228-1024 or 414-287-3808 (Milwaukee area).

SHAREHOLDER SERVICES

                 The services and privileges described below are available to retail shareholders of the Funds. These may be modified or terminated at any time upon notice to shareholders.

Shareholder Reports

                 Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Funds' fiscal year which ends October 31, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of shareholder reports to be mailed to their residence should call Portico Investor Services at 1-800-982-8909, or write Portico Investor Services at the address listed above.


                 In addition, account statements will be mailed to shareholders after each purchase, reinvestment of dividends and redemption.

Automated Teleresponse Service

                 Shareholders using a touch-tone telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling Portico Investor Services at 1-800-228-1024, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central Time, Monday through Friday), speak with a Portico Investor Services representative.


                 The automated service provides the information most frequently requested by shareholders. After calling the 800-number, pressing "2" on their touch-tone phone, shareholders can:

                 1. Determine closing prices for each Fund.

                 2. Learn how the price of a Fund has changed from the previous day.

                 3. Hear daily yields for Portico money market funds.

                 Money market fund yields reflect fee waivers in effect, represent past performance and will vary. If fees were not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by a Fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a fund will be reinvested. An investment in any one of the Portico money market funds is neither insured nor guaranteed by the U.S. government nor is there any assurance the funds will be able to maintain a stable net asset value of $1.00 per share.

                 To speak with a Portico Investor Services representative anytime during an automated teleresponse session (during regular business hours), shareholders may press "0."


                For total return information, shareholders must call Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

Telephone Exchange Privilege

                 Except as provided in the next sentence and provided that such other shares may legally be sold in the state of the investor's residence, shareholders are generally permitted to exchange their Retail Shares in a Fund (with a minimum current value of $500) for Retail Shares of other funds in the Portico family of funds without charge or commission by the Fund. A sales charge will be imposed on the exchange if the shares of the Fund being acquired have a sales charge and the shares being redeemed were purchased or otherwise acquired without a sales charge. Telephone exchange privileges automatically apply to each shareholder of record and the representative of record unless and until the transfer agent receives written instructions from the shareholder(s) of record canceling the privilege.

                 Portico reserves the right to terminate indefinitely the exchange privilege of any shareholder, broker, investment adviser or agent who requests more than four exchanges within a calendar year, whether for oneself or one's customers. Portico may determine to do so with prior notice to the shareholder, broker, investment adviser or agent based on a consideration of both the number of exchanges the particular shareholder, broker, investment adviser or agent has requested and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests. If any portion of the shares to be exchanged represents an investment made by check, a Fund may delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date.

                 Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Portico family of funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Portico on exchanges. Portico, however, reserves the right to impose a charge in the future. In order to request an exchange by telephone, a shareholder must give the account name, account number and the amount or number of shares to be exchanged. During periods of significant economic or market change, telephone exchanges may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be exchanged by delivering the exchange request to the transfer agent in person or by mail at the addresses listed above under "Redemption of Shares."

                 The Funds reserve the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. The responsibility of the Funds and their transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."

Retirement Plans
                 The Funds offer individual retirement accounts and prototype defined contribution plans, including simplified employee, 401(k), 403(b), profit-sharing and money purchase pension plans ("Retirement Plans"). For details concerning Retirement Plans (including service fees), please call Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

DIVIDENDS AND DISTRIBUTIONS

                 Dividends from net investment income of the Balanced, Growth and Income, and Equity Index Funds are declared and paid quarterly. Dividends from net investment income of the MidCore Growth, Special Growth, and International Equity Funds are declared and paid annually. Each Fund's net realized capital gains are distributed at least annually to avoid tax to the Fund.

                 Dividends and distributions will reduce the net asset value of the Retail Shares by the amount of the dividend or distribution. Dividends and distributions are automatically reinvested in additional Retail Shares of the Fund on which the dividend or distribution is paid at their net asset value per share (as determined on the payable date), unless the shareholder notifies the Fund's transfer agent or a registered representative that dividends or capital gains distributions, or both, should be paid in cash. Cash dividends and distributions will be paid by check unless the Fund's transfer agent receives a voided check or deposit ticket to enable the dividends or distributions to be directly deposited into the shareholder's bank account. Cash dividends and distributions will be paid within five business days after the end of the month in which dividends are declared or within five business days after a redemption of all of a shareholder's shares of a Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

MANAGEMENT OF THE FUNDS

                 The business and affairs of the Funds are managed under the direction of the Board of Directors of the Portico Funds, Inc. ("Portico" or the "Company"). The Statement of Additional Information contains the name and background information regarding each Director.

Advisory Services

                 FIRMCO, a Wisconsin corporation and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $15 billion in assets under active management, of which $9 billion is invested in fixed-income and money market securities and $6 billion in equity securities.

                 Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of each Fund's portfolio securities, and maintains records relating to such purchases and sales (except for the International Equity Fund). Subject to the general supervision of the Board of Directors and in accordance with the investment objective and policies of the International Equity Fund, the Adviser is responsible for the management of the Fund's investments and business affairs. Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser is authorized to delegate its duties under that agreement to another adviser. As described below, the Adviser has retained State Street Global Advisors (the "Sub-Adviser") with respect to the International Equity Fund's investments. The Adviser and Sub-Adviser jointly determine the specific securities to be purchased, retained or sold by the Fund.

                 The Adviser (or Sub-Adviser for the International Equity Fund) is authorized to allocate purchase and sale orders for portfolio securities to Shareholder Organizations, including, in the case of agency transactions, Shareholder Organizations which are affiliated with the Adviser (or Sub-Advise72r), to take into account the sale of Fund shares if the Adviser (or Sub-Adviser for the International Equity Fund) believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

                 The Adviser is entitled to receive from each Fund a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of the Fund's average daily net assets):
                 0.25% for the Equity Index Fund; 0.75% for each of the Balanced, Growth and Income, MidCore Growth and Special Growth Funds; and 1.50% on the International Equity Fund's first $25 million, 1.45% on the next $25 million, 1.40% on the next $50 million, and 1.35% on average daily net assets in excess of $100 million. The Adviser earned fees, net of waivers, for the fiscal year ended October 31, 1995, at the annual rate of 0.25% for the Equity Index Fund, 0.51% for the Balanced Fund, 0.71% for the Growth and Income Fund, 0.70% for the MidCore Growth Fund, 0.74% for the Special Growth Fund, and 0.42% for the International Equity Fund.


                 The Adviser may voluntarily waive all or a portion of the advisory fee otherwise payable by a Fund from time to time. These waivers may be terminated at any time at the Adviser's discretion.


                 State Street Global Advisors, a division of State Street Bank and Trust Company, Two International Place, Boston, Massachusetts 02110, provides sub-advisory services to the International Equity Fund. State Street Bank and Trust Company is a wholly-owned subsidiary of State Street Boston Corporation, a bank holding company. Subject to the oversight and supervision of the Fund's Board of Directors, the Sub-Adviser assists the Adviser in managing the Fund, and jointly with the Adviser selects investments in accordance with the Fund's investment objective and policies. Pursuant to its agreement, the Sub-Adviser places orders for purchases and sales of the Fund's securities. The Sub-Adviser may utilize affiliated brokers in connection with the execution of the Fund's portfolio transactions subject to applicable law and procedures adopted by the Fund's Board of Directors. Additional information appears in the Statement of Additional Information.

                 The Sub-Adviser began investment advisory operations in 1978. Currently, the Sub-Adviser manages $141 billion in assets of which $28 billion are invested in international equity securities.

                The Sub-Adviser is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.40% on the Fund's first $25 million of average daily net assets, 0.35% on the next $25 million, 0.30% on the next $50 million, and 0.25% of the Fund's average daily net assets in excess of $100 million.

                The Sub-Adviser also acts as custodian and provides accounting services for the portfolio securities of the International Equity Fund. See "Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent" below.

                The following are biographies of the portfolio managers of each Fund.

                R. Bart Wear and Teresa Westman co-manage the Balanced
                Fund. Ms. Westman, a Senior Vice President and Senior Portfolio Manager, has managed the Fund since its inception on March 30, 1992. Ms. Westman has been with Firstar since 1987 and has nine years of investment management experience. Mr. Wear is a Senior Vice President and Senior Portfolio Manager of FIRMCO and has been with Firstar since 1983. He has thirteen years of investment management experience and has been managing the Fund since January 20, 1994. Both Ms. Westman and Mr. Wear are Chartered Financial Analysts.

                Marian Zentmyer and Maya Bittar co-manage the Growth and Income Fund. Ms. Zentmyer, a Senior Vice President and Senior Portfolio Manager of FIRMCO, has managed the Fund since February 22, 1993. Ms. Zentmyer has been with Firstar since 1982 and has seventeen years of investment management experience. Ms. Bittar is a Vice President and Portfolio Manager of FIRMCO and has been with Firstar since 1993. She has three years of investment management experience and has managed the Fund since October 1, 1995. Both Ms. Zentmyer and Ms. Bittar are Chartered Financial Analysts. Ms. Zentmyer is also a Certified Financial Planner.

                Daniel Tranchita manages the Equity Index Fund. Mr. Tranchita is a Vice President and has been with Firstar since 1989. He has seven years of investment management experience and has managed the Fund since July 1, 1992. He is a Chartered Financial Analyst.

                R. Bart Wear manages the MidCore Growth Fund. Mr. Wear has been managing the Fund since its inception on December 29, 1992.

                J. Scott Harkness, Joseph Docter, Todd Krieg and Mark Westman co-manage the Special Growth Fund. Both Mr. Harkness and Mr. Docter have managed the Fund since its inception on December 28, 1989. Mr. Harkness is Chairman, a Director and Chief Investment Officer of FIRMCO. He has been with Firstar for fifteen years and has sixteen years of investment management experience. Mr. Docter has been with Firstar since 1984 and has eleven years of investment management experience. He is a Senior Vice President and Senior Portfolio Manager of FIRMCO. Mr. Krieg and Mr. Westman have been with Firstar since 1992 and have four years of investment management experience. Both Mr. Krieg and Mr. Westman are Vice Presidents and Portfolio Managers of FIRMCO and have managed the fund since September 1, 1994 and January 1, 1994, respectively. Mr. Harkness, Mr. Docter and Mr. Westman are Chartered Financial Analysts.

                Daniel Tranchita has managed the International Equity Fund for the Adviser since its inception on April 28, 1994. The Sub-Adviser's portfolio management services for the Fund are conducted by committee, and no one person is primarily responsible for making recommendations to that committee. The committee uses a structured selection process which attempts to duplicate substantially the GDP EAFE Index country weightings.

Administrative Services

                 Firstar Trust Company ("Firstar Trust") and B. C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators"). The Co-Administrators have agreed to provide the following administrative services for the Portico Funds: assist in maintaining office facilities for the Funds; furnish clerical and certain other services required by the Funds; compile data for and prepare notices to the SEC; prepare semiannual reports to the SEC and current shareholders and filings with state securities commissions; coordinate federal and state tax returns; monitor the arrangements pertaining to the Funds' agreements with Shareholder Organizations; monitor the Funds' expense accruals; monitor compliance with the Funds' investment policies and limitations; and generally assist the Funds' operations. As further described in the Statement of Additional Information, certain services under the Co-Administration Agreement are provided jointly by Firstar Trust and Ziegler and other services are provided separately by either Firstar Trust or Ziegler. The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of .125% of Portico's first $2 billion of average aggregate daily net assets, plus .10% of Portico's average aggregate daily net assets in excess of $2 billion. The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-Administrators' discretion.

                 For the fiscal year ended October 31, 1995, the Funds accrued administrative fees, after waivers, at the effective annual rate of 0.05% for the Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth, and International Equity Funds.

Shareholder Organizations

                 Portico may enter into agreements from time to time with certain Shareholder Organizations, including affiliates of the Adviser (such as Elan), providing for certain support and/or distribution services to their customers who are the beneficial owners of Retail Shares of the Funds. Under the Service Agreements, shareholder support services, which are described more fully in the Statement of Additional Information, may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in Retail Shares of the Funds; and providing sub-accounting with respect to Retail Shares beneficially owned by customers or the information necessary for sub-accounting. In addition, Shareholder Organizations under a Distribution and Service Agreement may provide the foregoing shareholder support services and may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Retail Shares. For their services, Shareholder Organizations may be entitled to receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the Retail Shares covered by their agreements. For the 1995 calendar year, Shareholder Organizations received fees pursuant to such agreements at the annual rates of 0.25% of their average net assets.

                 Under the terms of their agreements with Portico, Shareholder Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in Retail Shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their Shareholder Organization's agreement with Portico. In addition, investors should contact their Shareholder Organization with respect to the availability of shareholder services and the particular Shareholder Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareholder Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareholder Organization, the transfer agent's charge of $10.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareholder Organization.

                 The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Portico only to perform the administrative and investor servicing functions described above, and will represent to Portico that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Retail Shares.


                 Conflict-of-interest restrictions may apply to the receipt of compensation paid by Portico to a Shareholder Organization in connection with the investment of fiduciary funds in Retail Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Portico.

                 Agreements that contemplate the provision of distribution services by Shareholder Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Portico pursuant to Rule 12b-1 under the 1940 Act. In the case of the Funds, no payments are made to their Distributor under the Plan. However, payments to Shareholder Organizations, including affiliates of the Adviser and Sub-Adviser, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

                 Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent Firstar Trust, an affiliate of the Adviser, provides transfer agency and dividend disbursing agency services for all the Funds and custodial and accounting services for each Fund, except the International Equity Fund. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, provides custodial and accounting services for the International Equity Fund. For the fiscal year ended October 31, 1995, total transfer agency, dividend disbursing agency, custodial and accounting services fees earned by Firstar Trust were approximately 0.13%, 0.09%, 0.11%, 0.08%, 0.07%, and 0.04% of the Balanced , Growth and Income, Equity Index, MidCore Growth, Special Growth, and International Equity Funds' average net assets, respectively. Additional information regarding the fees payable by the Funds to Firstar Trust and State Street Bank and Trust Company for these services is provided in the Statement of Additional Information. Inquiries to the transfer agent may be sent to the following address: Firstar Trust Company, P.O. Box 3011, Milwaukee, WI 53201-3011.


INVESTMENT LIMITATIONS

                 Except for the limitations detailed below, the investment objective and policies of each Fund described in this Prospectus are not fundamental and may be changed by the Board of Directors without the affirmative vote of the holders of a majority of a Fund's outstanding shares. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The following descriptions summarize several of each Fund's fundamental investment limitations which are set forth in full in the Statement of Additional Information.

                 No Fund may:

                 1. Purchase securities of any one issuer (other than U.S. Government securities) if more than 5% of the value of its total assets will be invested in the securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to this 5% limitation.


                 2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

                 3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.


                 4. Borrow money or enter into reverse repurchase agreements except for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets, the Fund will not make any investments. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. If due to market fluctuations or other reasons the amount of borrowings or reverse repurchase agreements exceed the 10% limit stated above, a Fund will promptly reduce such amount.


TAXES Portico's management intends that each Fund will qualify as a Federal "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve each Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.


                 Each Fund contemplates declaring as dividends each year at least 90% of its investment company income. An investor who receives a dividend derived from investment company taxable income (which includes any excess of net short-term capital gain over net long-term capital loss) treats it as a receipt of ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of the Fund. Subject to certain holding requirements, the dividends received deduction for corporations may apply to such ordinary income distributions to the extent of the total qualifying dividends received by a Fund from domestic corporations for the taxable year.


                 Any dividend or distribution of a Fund's excess of net longterm capital gain over its net short-term capital loss will be taxable to a shareholder of the Fund as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

                 Before purchasing Fund shares, the impact of dividend or capital gain distributions which are expected to be declared or have been declared but not paid, should be carefully considered. Any dividend or distribution paid by the Fund shortly after the purchase of shares of the Fund will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Such dividends or distributions, although in effect a return of capital to shareholders, are subject to income taxes.


                 Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends or gross sale proceeds paid to any shareholder (i) who has provided either an incorrect taxpayer identification number or no number at all,
                 (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends, or (iii) who has failed, when required to do so, to certify that he is not subject to backup withholding. Each Fund generally also will withhold and remit to the U.S. Treasury 10% of all distributions from individual retirement accounts (including simplified employee plans) to any investor unless the transfer agent receives a written request not to withhold federal income tax from the investor prior to the distribution date; withholding on distributions from other types of Retirement Plans may be mandatory and may be at a higher rate.

                 A taxable gain or loss may be realized by a shareholder upon a redemption, transfer or exchange of Fund shares, depending on the tax basis of the shares and their price at the time of such disposition.

                 Generally, a shareholder may include sales charges incurred upon the purchase of Retail Shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of shares. However, if the shareholder effects an exchange of such shares for Retail Shares of another fund of the Company within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Company's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares, but may be included (subject to the limitation) in the tax basis of the new shares. If a shareholder held shares for six months or less, any loss realized by the shareholder will be treated as long-term loss to the extent of any long-term capital gain distribution received.

                 Certain income received by the International Equity Fund may be subject to foreign taxes. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as paid by its shareholders. If the Fund makes this election, each shareholder generally will be required to include in income his respective pro rata portions of foreign taxes and, if he itemizes his deductions, will be entitled to deduct such respective pro rata portions in computing his taxable income or, alternatively, to claim foreign tax credits (subject, in either case, to certain limitations). Each year that the Fund makes this election, it will report to its shareholders the amount per share of foreign taxes it has elected to have treated as paid by its shareholders. If the Fund's dividends exceed its taxable income in any year, as a result of currency-related losses or otherwise, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes.


                 The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.

State and Local  Investors are advised to consult their tax advisers concerning the application of state and local tax laws, which may have different consequences from those of the federal income tax law described above.

DESCRIPTION OF SHARES

                 The Company was incorporated under the laws of the State of Wisconsin on February 15, 1988 and is registered with the SEC as an open-end management company. The Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share. The Company currently has 16 classes representing interests in 16 investment portfolios. Each class of the Funds is currently divided into two separate series, a Retail Series and Institutional Series representing interests in the same Fund. Of these authorized shares, 500 million shares have been classified for the Retail Series of each Fund discussed in this Prospectus.

                Shares of each series bear their pro rata portion of all operating expenses paid by the Funds, except certain payments under the Funds' Distribution and Service Plan and Shareholder Servicing Plan applicable only to Retail Series Shares. Institutional Shares are offered in a separate prospectus and are sold without a sales charge. The differences in expenses and sales charges will affect the performance of Institutional and Retail Shares. Institutional Shares are only sold to and held by (i) trust, agency or custodial accounts opened through trust companies or trust departments affiliated with Firstar Corporation; (ii) employer sponsored qualified retirement plans; and (iii) clients of the Adviser. Retail Shares are available to any investor who does not fall within the three preceding categories. Portico Funds does not offer the Periodic Investment Plan, ConvertiFund(R), and Systematic Withdrawal
                Plan to Shareholders of the Institutional Series. A salesperson and any other person or Shareholder Organization entitled to receive compensation for selling or servicing shares may receive different compensation with respect to different series of shares.


                 For information regarding the other funds and series, contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area) or your Shareholder Organization.


                 Portico does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Portico will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareholders owning at least 10% of the outstanding shares of Portico that are entitled to vote. To the extent required by law, Portico will assist in shareholder communication in such matters.

                 Shareholders of each class of the Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund except where otherwise required by law. It is contemplated that the shareholders of a Fund will vote separately on matters relating to its investment advisory agreement (or sub-advisory agreement with respect to the International Equity Fund) and any changes in its fundamental investment limitations. On any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to the Retail Shares but not the Institutional Shares of the same Fund, only the Retail Shares will be entitled to vote. Shares of Portico have noncumulative voting rights and, accordingly, the holders of more than 50% of Portico's outstanding shares (irrespective of Fund) may elect all of the Directors. As of January 31, 1996, the Adviser and its affiliates held, on behalf of their underlying accounts, approximately 72% of Portico's shares that were outstanding on that date.


                 Each Retail Share of a Fund represents an equal proportionate interest with other Retail Shares in the Fund, and is entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights. Each Fund is classified as a diversified company under the 1940 Act.


NET ASSET VALUE AND DAYS OF OPERATION

                 The net asset value of each Fund for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, currently 3:00 p.m. Central Time, on each day the Exchange is open for trading. As a result, shares of the Funds will not be priced on the days which the Exchange observes: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Retail Share is calculated by dividing the value of all securities and other assets owned by each Fund that are allocable to Retail Shares, less the liabilities charged to Retail Shares, by the number of the Fund's outstanding Retail Shares.

                 Securities which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. Exchange-traded securities for which there were no transactions are valued on the average of the current bid and asked prices for the International Equity Fund and at the current bid prices for the other Funds. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

                 Each Fund's securities may be valued
                 based on valuations provided by an independent pricing service. These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

                 Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Equity Fund may trade in their local markets on days the Fund is closed, and the Fund's net asset value may, therefore, change on days when investors may not purchase or redeem shares.


PERFORMANCE CALCULATIONS

                 From time to time, total return data for Retail Shares of a Fund may be quoted in advertisements or in communications to shareholders. The total return of a Fund's Retail Shares will be calculated on an average annual (compound) total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Retail Shares of a Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Retail Shares of the Fund during the period are reinvested in Retail Shares of the Fund and that the maximum sales charge during the period has been deducted from the investment at the time of purchase.


                 All the Funds may advertise total return data without reflecting the sales charge if they are accompanied, in accordance with SEC rules, by average annual total return data reflecting the maximum sales charge. Quotations which do not reflect the sales charge will, of course, be higher than quotations which do.

                The total return of a Fund's Retail Shares may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of a Fund's Retail Shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the total return of a Fund's Retail Shares may be compared to the S&P 500 Index; the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Wilshire Top 750 Index, an index of domestic equity issues which are traded over the national exchanges; the Russell 2000 Index;
                the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in Ratings &
                Reports; the Russell MidCap; the Wilshire MidCap 750
                Index; the Lehman Brothers Intermediate Government/Corporate Bond Index; the Lehman Brothers Government/Corporate Bond Index; and the Consumer Price Index; the GDP EAFE Index; the Salmon-Russell Indices; the Russell Universe Indices; and the Lipper International Indices. Total return data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund's Retail Shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Fund cannot necessarily be used to compare an investment in a Fund's Retail Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Shareholder Organizations directly to their customer accounts in connection with investments in a Fund will not be included in the Fund's calculations of total return and will reduce the total return received by the accounts. The methods used to compute total return are described in more detail in the Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE EQUITY INDEX FUND, BY SHAREHOLDERS OF THE FUND, BY ANY PERSON OR BY ANY ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED BY THE FUND, OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 INDEX OR DATA INCLUDED HEREIN. "STANDARD & POOR'S/R," "S&P/R," "S&P 500/R," "STANDARD & POOR'S 500/R," AND "500/R" ARE SERVICE MARKS OF S&P AND
HAVE BEEN LICENSED FOR USE BY PORTICO.


*************






                              PORTICO FUNDS, INC.
              (Money Market Fund, U.S. Treasury Money Market Fund,
        U.S. Government Money Market Fund, Tax-Exempt Money Market Fund)
                                   Form N-1A
                             Cross Reference Sheet
Part A
Item No.                                         Prospectus Heading
--------                                         ------------------

1.  Cover Page. . . . . . . . . . . . . . . . .  Cover Page
2.  Synopsis. . . . . . . . . . . . . . . . . .  Expense Summary

3.  Condensed Financial Information . . . . . .  Financial Highlights; Yield

4.  General Description of Registrant . . . . .  Cover Page; Investment
                                                 Objectives and Policies; Other
                                                 Investment Information;
                                                 Description of Shares;
                                                 Investment Limitations

5.  Management of the Fund. . . . . . . . . . .  Management of the Funds

5A. Management's Discussion of
    Fund Performance. . . . . . . . . . . . . .  Inapplicable

6.  Capital Stock and Other Securities. . . . .  Dividends and Distributions;
                                                 Management of the Funds;
                                                 Taxes; Description of Shares

7.  Purchase of Securities Being Offered. . . .  Purchase of Shares;
                                                 Shareholder Services; Net
                                                 Asset Value and Days of
                                                 Operation

8.  Redemption or Repurchase. . . . . . . . . .  Redemption of Shares;
                                                 Shareholder Services; Net
                                                 Asset Value and Days of
                                                 Operation

9.  Pending Legal Proceedings . . . . . . . . .  Not Applicable


**************


                       Prospectus       February 20, 1996
                               Money Market Fund
                        U.S. Treasury Money Market Fund
                       U.S. Government Money Market Fund
                          Tax-Exempt Money Market Fund


TABLE OF CONTENTS
     Expense Summary                            2
     Financial Highlights                       3
     Investment Objectives and Policies         6
     Other Investment Information              12
     Purchase of Shares                        13
     Redemption of Shares                      16
     Shareholder Services                      19
     Dividends and Distributions               22
     Management of the Funds                   22
     Investment Limitations                    25
     Taxes                                     27
     Description of Shares                     28
     Net Asset Value and Days of Operation     29
     Yield                                     30





PORTICO FUNDS, INC. is a family of sixteen mutual funds that offer a variety of investment objectives designed to meet the needs of individual and institutional investors. This Prospectus describes four separate no-load money market funds (the "Funds") that are designed to meet the cash management and investment needs of investors. Portico Funds also offers retail and institutional shares of bond and equity funds, which are described in separate prospectuses.

AN INVESTMENT IN THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


THE MONEY MARKET FUND seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in a broad range of government, bank and commercial money market instruments.

THE U.S. TREASURY MONEY MARKET FUND seeks to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value. The Fund pursues its objective by investing in obligations issued or guaranteed as to principal and interest by the U.S. Treasury, the interest income from which is exempt from state income taxation.

THE U.S. GOVERNMENT MONEY MARKET FUND seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements relating to such obligations, irrespective of state income tax considerations.

THE TAX-EXEMPT MONEY MARKET FUND seeks to provide a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing its investment objective, the Fund invests primarily in short-term debt obligations issued by state and local governments.


Firstar Investment Research & Management Company ("FIRMCO" or the "Adviser") serves as investment adviser to each Fund, and the Funds are sponsored by B. C. Ziegler and Company (the "Distributor"). Shareholder Organizations may perform shareholder servicing and provide assistance in connection with the distribution of the Funds' shares and receive fees from the Funds for their services. (See "Management of the Funds.") This Prospectus sets forth concisely the information about the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund that a prospective investor should consider before investing. You should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011, or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area).
The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into the Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                               February 20, 1996

EXPENSE SUMMARY Below is a summary of the shareholder transaction expenses and the annual operating expenses incurred by the Money Market, U.S. Treasury Money Market, U.S. Government Money Market, and Tax-Exempt Money Market Funds during the fiscal year ended October 31, 1995. An example based on the summary is also shown.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases       None
Maximum Sales Load on Reinvested Dividends    None
Deferred Sales Load                           None
Redemption Fees                               None<F35>
Exchange Fees                                 None

                                                                       TAX
                                            U.S.          U.S.        EXEMPT
ANNUAL FUND OPERATING EXPENSES   MONEY    TREASURY     GOVERNMENT     MONEY
(AS A PERCENTAGE OF             MARKET  MONEY MARKET  MONEY MARKET    MARKET
AVERAGE NET ASSETS)              FUND       FUND          FUND         FUND
----------------------------     ------   -----------  -----------     -----
Advisory Fees After
  Fee Waiver <F36>              0.27%       0.34%        0.42%         0.33%
12b-1 Fees <F37>                0.03%       0.00%        0.00%         0.00%
Shareholder Servicing Fees<F37> 0.01%       0.02%        0.03%         0.03%
Other Expenses After
  Fee Waivers<F38>              0.29%       0.24%        0.15%         0.24%
Total Fund Operating Expenses
  After Fee Waivers <F39>       0.60%       0.60%        0.60%         0.60%





<F35>A fee of $10.00 is charged for each wire redemption. See "Redemption of
Shares."

<F36>The Adviser has voluntarily agreed to waive a portion of its fees to the extent that each Fund's total ordinary operating expenses exceed 0.60% during the current fiscal year. Absent such waivers, advisory fees would be 0.50% for each Fund. See "Management of the Funds" in this Prospectus for a more complete description and the Funds' financial statements for the fiscal year ended October 31, 1995 incorporated into the Statement of Additional Information.

<F37>The total of all 12b-1 fees and Shareholder Servicing Fees paid by a Fund may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets. Only the Money Market Fund intends to pay 12b-1 fees for the current year.

<F38>The Co-Administrators waived 0.07%, 0.07%, 0.07% and 0.07% of their fees for the Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds, respectively, during the fiscal year ended October 31, 1995. Absent such waivers, other expenses would be 0.36%, 0.31%, 0.22% and 0.31% for the Money Market, U.S.Treasury Money Market, U.S. Government Money Market, and Tax-Exempt Money Market Funds, respectively.

<F39>Absent fee waivers, total operating expenses would be 0.90%, 0.83%, 0.75%
and 0.84% for the Money Market, U. S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds, respectively.



EXPENSE SUMMARY Example: You would pay the following expenses on a $1,000 investment in any one of the Funds, assuming (1) 5% annual return and (2) redemption of your investment at the end of each time period:

                                        1 YEAR    3 YEARS  5 YEARS    10 YEARS
                                        ------    -------  -------    --------
Money Market Fund, U.S. Treasury
Money Market Fund, U.S. Government
Money Market Fund, Tax-Exempt Money
Market Fund                               $6        $19      $33        $75



The foregoing tables are intended to assist investors in understanding the expenses that shareholders bear directly or indirectly. In addition, Shareholder Organizations may charge fees for providing services in connection with their clients' investments in a Fund's shares.

The example shown above should not be considered a representation of future investment return or operating expenses. Actual investment return and operating expenses may be more or less than those shown.

                             UNDERSTANDING EXPENSES

Operating a mutual fund involves a variety of expenses for portfolio management, shareholder statements and reports, and other services. These costs are paid from a Fund's assets and their effect, except for fees charged directly by a Shareholder Organization to its customers, are factored into any quoted share price or return.

FINANCIAL HIGHLIGHTS

The financial highlights for each of the periods presented have been derived from financial statements which have been audited by Price Waterhouse LLP, independent accountants, whose report, which appears in the annual report to shareholders for the fiscal year ended October 31, 1995, is incorporated by reference into the Statement of Additional Information. The tables on the following pages should be read in conjunction with the financial statements and related notes also incorporated by reference into the Statement of Additional Information. You may obtain the Statement of Additional Information and the annual report to shareholders, which contains additional performance information, free of charge by calling or writing Portico Investor Services at the address listed on the back cover of this Prospectus.



FINANCIAL HIGHLIGHTS                                                                 Supplemental Data and Ratios
                                                                                     ----------------------------

                                                                                                             Ratio
                                                                                                             of Net
                                     Net Asset             Dividends     Net Asset  Net Assets, Ratio of    Investment
                                      Value,       Net     from Net      Value,     End of    Net Expenses   Income to
                                     Beginning Investment  Investment    End of     Period     to Average     Average      Total
                                     of Period   Income     Income       Period     (000s)     Net Assets   Net Assets     Return
                                    ---------- ---------- ----------    --------   ---------  -----------   ----------     ------
MONEY MARKET FUND

March 16,<F40> through October 31, 1988 $1.00      $0.05     $(0.05)   $1.00   $100,373   0.44%<F42><F43> 7.35%<F42><F43>4.63%<F44>
Year Ended October 31, 1989             1.00       0.08      (0.08)    1.00    201,097    0.60% <F43>    8.66% <F43>    9.01%
Year Ended October 31, 1990             1.00       0.08      (0.08)    1.00    762,170    0.51% <F43>    7.81% <F43>    8.14%
Year Ended October 31, 1991             1.00       0.06      (0.06)    1.00    628,697    0.50% <F43>    6.28% <F43>    6.39%
Year Ended October 31, 1992<F41>        1.00       0.04      (0.04)    1.00    146,012    0.58% <F43>    3.84% <F43>    3.73%
Year Ended October 31, 1993             1.00       0.03      (0.03)    1.00    132,568    0.60% <F43>    2.67% <F43>    2.71%
Year Ended October 31, 1994             1.00       0.03      (0.03)    1.00    165,018    0.60% <F43>    3.44% <F43>    3.42%
Year Ended October 31, 1995             1.00       0.05      (0.05)    1.00    172,261    0.60% <F43>    5.36% <F43>    5.51%

U.S. TREASURY MONEY MARKET FUND
April 29,<F40> through October 31, 1991 1.00       0.03      (0.03)    1.00     36,267  0.52% <F45><F46> 5.23%<F45><F46> 2.69%<F47>
Year Ended October 31, 1992 <F41>       1.00       0.04      (0.04)    1.00     37,342    0.60% <F46>   3.42% <F46>     3.48%
Year Ended October 31, 1993             1.00       0.03      (0.03)    1.00     40,744    0.60% <F46>   2.55% <F46>     2.59%
Year Ended October 31, 1994             1.00       0.03      (0.03)    1.00     56,020    0.60% <F46>   3.14% <F46>     3.20%
Year Ended October 31, 1995             1.00       0.05      (0.05)    1.00     64,655    0.60% <F46>   5.04% <F46>     5.16%

U.S. GOVERNMENT MONEY MARKET FUND
August 1,<F40> through October 31, 1988 1.00       0.02      (0.02)    1.00     49,069  0.50%<F42><F48> 7.56%<F42><F48> 1.91%<F44>
Year Ended October 31, 1989             1.00       0.08      (0.08)    1.00    101,497    0.61% <F48>   8.43% <F48>     8.72%
Year Ended October 31, 1990             1.00       0.08      (0.08)    1.00    153,480    0.60% <F48>   7.55% <F48>     7.84%
Year Ended October 31, 1991             1.00       0.06      (0.06)    1.00    237,752    0.60% <F48>   5.80% <F48>     6.02%
Year Ended October 31, 1992<F41>        1.00       0.04      (0.04)    1.00    221,521    0.60% <F48>   3.56% <F48>     3.60%
Year Ended October 31, 1993             1.00       0.03      (0.03)    1.00    203,165    0.60% <F48>   2.59% <F48>     2.63%
Year Ended October 31, 1994             1.00       0.03      (0.03)    1.00    183,591    0.60% <F48>   3.29% <F48>     3.35%
Year Ended October 31, 1995             1.00       0.05      (0.05)    1.00    163,068    0.60% <F48>   5.24% <F48>     5.37%

TAX-EXEMPT MONEY MARKET FUND
June 27,<F40> through October 31, 1988  1.00       0.02      (0.02)    1.00     10,838  0.52%<F42><F49>5.10%<F42><F49>1.78%<F44>
Year Ended October 31, 1989             1.00       0.06      (0.06)    1.00     18,429   0.60% <F49>   5.82% <F49>    5.99%
Year Ended October 31, 1990             1.00       0.05      (0.05)    1.00     16,424   0.64% <F49>   5.38% <F49>    5.51%
Year Ended October 31, 1991             1.00       0.04      (0.04)    1.00     29,714   0.63% <F49>   4.34% <F49>    4.49%
Year Ended October 31, 1992<F41>        1.00       0.03      (0.03)    1.00     74,343   0.60% <F49>   2.83% <F49>    2.91%
Year Ended October 31, 1993             1.00       0.02      (0.02)    1.00     73,621   0.60% <F49>   2.12% <F49>    2.17%
Year Ended October 31, 1994             1.00       0.02      (0.02)    1.00     70,436   0.60% <F49>   2.23% <F49>    2.25%
Year Ended October 31, 1995             1.00       0.03      (0.03)    1.00     84,084   0.60% <F49>   3.36% <F49>    3.42%


<F40> Commencement of operations.

<F41> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of
FIRMCO.

<F42> Annualized for the period ended October 31, 1988.


<F43> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994, 1993,
1992, 1991, 1990, 1989, and the period ended October 31, 1988 would have been 0.90%, 0.93%, 0.99%, 0.96%, 0.94%, 0.94%, 1.01%
and 0.89%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1995,
1994, 1993, 1992, 1991, 1990, 1989, and the period ended October 31, 1988 would have been 5.06%, 3.11%, 2.28%, 3.46%, 5.84%,
7.38%, 8.25% and 6.90%, respectively.


<F44> Not annualized for the period ended October 31, 1988.

<F45> Annualized for the period ended October 31, 1991.


<F46> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994, 1993,
1992, and the period ended October 31, 1991 would have been 0.83%, 0.94%, 0.93%, 1.01% and 1.10%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994, 1993, 1992, and the period ended October
31, 1991 would have been 4.81%, 2.80%, 2.22%, 3.01% and 4.65%, respectively.


<F47> Not annualized for the period ended October 31, 1991.


<F48> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994, 1993,
1992, 1991, 1990, 1989, and the period ended October 31, 1988 would have been 0.75%, 0.88%, 0.93%, 0.94%, 0.95%, 1.01%, 1.06% and
0.86%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994,
1993, 1992, 1991, 1990, 1989, and the period ended October 31, 1988 would have been 5.09%, 3.01%, 2.26%, 3.22%, 5.45%, 7.14%, 7.98%
and 7.20%, respectively.

<F49> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994, 1993,
1992, 1991, 1990, 1989, and the period ended October 31, 1988 would have been 0.84%, 0.93%, 0.98%, 1.05%, 1.08%, 1.26%, 1.30% and
1.30%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994,
1993, 1992, 1991, 1990, 1989, and the period ended October 31, 1988 would have been 3.12%, 1.90%, 1.74%, 2.38%, 3.89%, 4.76%, 5.12%
and 4.32%, respectively.



INVESTMENT OBJECTIVES AND POLICIES

The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives. You may want to pursue more than one objective by investing in more than one of the Portico Funds. You are reminded that there are risks in an investment in the Funds and there can be no assurance that each Fund's investment objective will be attained. An investor should not consider an investment in any individual Fund to be a complete investment program.

MONEY MARKET FUND

The investment objective of the Money Market Fund is to seek to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing its investment objective, the Fund will invest, during normal market conditions, at least 80% of its assets in debt obligations with remaining maturities of thirteen months or less as determined in accordance with the rules of the Securities and Exchange Commission ("SEC"). The Fund may purchase a broad range of government, bank and commercial obligations that are available in the money markets.

The Money Market Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board of Directors (the "Board of Directors") of Portico Funds, Inc. ("Portico" or the "Company"). First Tier Eligible Securities consist of (1) securities that either (a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO), or (b) are issued by issuers with such ratings, and (2) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Directors. The Appendix to the Statement of Additional Information includes a description of applicable NRSRO ratings. The following descriptions illustrate the types of instruments in which the Fund invests.


The Money Market Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the value of the Fund's total assets at the time of investment. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The Money Market Fund may purchase commercial paper, including asset-backed commercial paper, and corporate bonds with remaining maturities of thirteen months or less which meet the Fund's quality requirements set forth above.

The Money Market Fund may purchase variable and floating rate instruments, which may have a stated maturity in excess of thirteen months but will permit the Fund to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Issues of unrated variable and floating rate instruments will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. An active secondary market may not exist, however, with respect to particular variable and floating rate instruments, and usually will not exist with respect to variable amount master demand notes. The absence of a secondary market could make it difficult for the Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods that the Fund could not exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.


The Money Market Fund may agree to purchase U.S. Government obligations from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of the adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in less than one year. The Money Market Fund may also purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The Fund may also purchase stripped U.S. Government Obligations and Government-backed trusts. For further discussion of U.S. Government securities, see "U.S. Treasury Money Market Fund and U.S. Government Money Market Fund."


The Money Market Fund may acquire certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the instrument to present minimal credit risks. Such instruments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on such instruments. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.


U.S. TREASURY MONEY MARKET FUND AND U.S. GOVERNMENT MONEY MARKET FUND

The investment objective of the U.S. Treasury Money Market Fund is to seek to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value. The Fund seeks to achieve its objective by investing in securities with remaining maturities of thirteen months or less (as determined in accordance with SEC rules) that are issued or guaranteed as to principal and interest by the U.S. Treasury (bills, certificates of indebtedness, notes and bonds). However, under extraordinary circumstances, such as when U.S. Treasury securities are unavailable, the Fund may temporarily hold cash.

The investment objective of the U.S. Government Money Market Fund is to seek to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations). The Fund seeks to achieve its objective by investing primarily in obligations with remaining maturities of thirteen months or less (as determined in accordance with SEC rules) that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in U.S. Government obligations. Such U.S. Government obligations may include Treasury bills, certificates of indebtedness, notes and bonds, as well as issues of agencies and instrumentalities of the U.S. Government, including obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, ExportImport Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Trust Corporation and Tennessee Valley Authority.


Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.


To the extent consistent with their respective investment objectives, each Fund (except for the U. S. Treasury Money Market Fund) may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury Receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. The SEC staff believes that participation in CATs and TIGRs and other similar trusts are not U.S. Government securities. These participations are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The U.S. Government Money Market Fund may also invest in Government-backed trusts which hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States.

The U.S. Treasury Money Market Fund and U.S. Government Money Market Fund may enter into repurchase agreements with financial institutions. See "Money Market Fund" above for a discussion of repurchase agreements.

Although substantially all of the instruments acquired by the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund will be U.S. Government obligations (or repurchase agreements collateralized by such obligations), shares of the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund are not themselves issued or guaranteed by any government agency. U.S. Government obligations that have stated maturities in excess of thirteen months but have variable or floating interest rates may be acquired by the Funds in accordance with SEC rules.

TAX-EXEMPT MONEY MARKET FUND

The investment objective of the Tax-Exempt Money Market Fund is to seek to provide a high level of current income that is exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing this investment objective, the Fund invests in a diversified portfolio of debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political sub divisions ("Municipal Obligations") which meet the Fund's quality requirements set forth below. During normal market conditions, the Fund will invest at least 80% of its assets in Municipal Obligations with remaining maturities of thirteen months or less as determined in accordance with SEC rules. The TaxExempt Money Market Fund will purchase only Municipal Obligations that are First Tier Eligible Securities as defined above under "Money Market Fund."


Municipal Obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations. (See "Money Market Fund" above.)

Municipal Obligations purchased by the Tax-Exempt Money Market Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund's Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and may re-sell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

From time to time on a temporary defensive basis due to market conditions, the Tax-Exempt Money Market Fund may hold uninvested cash reserves or invest in short-term taxable money market obligations that are permissible investments for the Money Market Fund, in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's total assets at the time of purchase.


The two principal classifications of Municipal Obligations which may be held by the Tax-Exempt Money Market Fund are "General Obligation" securities and "Revenue" securities. General Obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" if the interest paid thereon is exempt (subject to federal alternative minimum tax) from federal income tax. (The Fund, however, does not currently intend to acquire private activity bonds that are subject to the federal alternative minimum tax.) Private activity bonds are in most cases Revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Tax-Exempt Money Market Fund may also acquire "Moral Obligation" securities, which are normally issued by special purpose public authorities. If the issuer of Moral Obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issue.

The Tax-Exempt Money Market Fund may purchase securities on a "when-issued" or "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase particular securities with payment and delivery taking place beyond the normal settlement date, permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Fund expects that its when-issued purchases and forward commitments will not exceed 25% of the value of its assets absent unusual market conditions, and that a forward commitment or commitment to purchase when-issued securities will not exceed forty-five days. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.


The Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Although the Tax-Exempt Money Market Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations, the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks represented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, payment of Municipal Obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted Municipal Obligations.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither Portico nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.


OTHER INVESTMENT INFORMATION

RESTRICTED SECURITIES. No Fund will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days, and securities that are not registered under the Securities Act of 1933 (the "Act") but that may be purchased by institutional buyers under Rule 144A, are subject to this 10% limit (unless such securities are variable amount master demand notes with maturities of nine months or less, privately placed commercial paper, or the Board of Directors or the Adviser, pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists).

SECURITIES OF OTHER INVESTMENT COMPANIES. In connection with the management of their daily cash positions, each Fund may invest in securities issued by other investment companies with investment objectives and policies similar to their own which invest in First Tier Eligible Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's Shareholders.


SECURITIES LENDING. Although authorized to do so, the Funds do not presently intend to lend portfolio securities.


PURCHASE OF SHARES Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, B.C. Ziegler and Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker-dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR SHARES IN A FUND IS $100.

PURCHASE ORDERS. Investors may purchase shares of the Funds through registered representatives of Elan Investment Services, Inc. ("Elan") located at Firstar Banks ("Firstar Investment Offices"), through Elan representatives located at other financial institutions, directly with the Funds' transfer agent, or through organizations that have entered into distribution or servicing agreements with the Funds (including Elan, "Shareholder Organizations"). For a discussion of transactions through Shareholder Organizations, see "Shareholder Organizations" below. All checks must be drawn on a bank located within the United States and must be payable in U.S. Dollars. Subsequent investments in an existing account in a Fund may be made at any time by sending to the address below a check or money order payable to the Fund in which the investment is being made as shown above, along with a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. A $15 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund.


           PURCHASE ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES

             TO OPEN AN ACCOUNT                TO ADD TO AN ACCOUNT

IN PERSON  - Complete an application at      - Bring your check to a Firstar a
             Firstar Investment Office.        Investment Office. Call
             Call 1-800-982-8909 for the       1-800-982-8909 for the office
             office nearest you.               nearest you.

BY PHONE   - Call your registered            - Call your registered
             representative                    representative
             or call                           or call
             1-800-982-8909 for the office     1-800-982-8909 for the office
             nearest you.                      nearest you.

AUTOMATICALLY - Call your registered         - Complete a Periodic Investment
             representative at the number      Plan Application to automatically
             on your statement to obtain       purchase more shares.
             a Periodic Investment Plan
             Application.

PURCHASE ORDERS PLACED THROUGH THE TRANSFER AGENT

             TO OPEN AN ACCOUNT                TO ADD TO AN ACCOUNT

BY MAIL    - Complete an application and     - Make your check payable to
             mail it along with a check        Portico Funds. Please include
             payable to Portico Funds,         your account number on your
             P.O. Box 3011,                    check and mail it to the address
             Milwaukee, WI 53201-3011.         on your statement.

OVERNIGHT  - Complete an application and     - Make your check payable to
DELIVERY     deliver it along with a check     Portico Funds. Please include
             payable to Portico Funds,         your account number on your
             615 East Michigan St.,            check and deliver it to the
             Milwaukee, WI 53202.              address at the left.

IN PERSON  - Bring your application and      - Bring your check to a Firstar
             check to a Firstar Investment     Investment Office. Call
             Office. Call 1-800-982-8909       1-800-982-8909 for the office
             for the office nearest you.       nearest you.

AUTOMATICALLY - Call 1-800-982-8909 to       - Complete a Periodic Investment
                obtain a Periodic Investment   Plan Application to auto-
                Plan Application.              matically purchase more shares.

                                             - Open a ConvertiFund(R) account
                                              to automatically invest proceeds
                                              from one account to another
                                              account of the Portico family of
                                              funds.

BY WIRE    - Call 1-800-228-1024 to arrange  - Ask your bank to transmit
             a wire transaction. Ask your      immediately available funds by
             bank to transmit immediately      wire as described at the left.
             available funds by wire in the    Please also include your
             amount of your purchase to:       account number.
             Firstar Bank Milwaukee, N.A.
             ABA # 0750-00022, Account
             # 112-952-137 for further
             credit to [name of Fund]
             [the name/ title on the account].

BY PHONE   - Call 1-800-228-1024 to          - Call 1-800-228-1024 to exchange
             exchange from another             from another Portico Fund
             Portico Fund account with         account with the same
             the same registration including   registration including name,
             name, address and taxpayer        address and taxpayer
             ID number.                        ID number.

Investors making initial investments by wire must promptly complete a Purchase Application and forward it to the respective Fund. REDEMPTIONS WILL NOT BE PAID UNTIL THE COMPLETED APPLICATION HAS BEEN RECEIVED BY THE TRANSFER AGENT.

Purchase orders received by the transfer agent or Elan in proper form (as described above) before 11:30 a.m. Central Time on a business day will be executed at that time, provided the securities dealer or financial institution placing the order undertakes to pay for its order in immediately available funds wired to the transfer agent by the close of business the same day, or in the case of orders placed by other investors, payment in such form and by such time is guaranteed by a creditworthy financial institution at the time the order is placed. Purchase orders that are received before 11:30 a.m. Central
Time on a business day when payment is made in any form other than by a same day wire of immediately available funds, as well as orders received after 11:30 a.m. Central Time and before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 3:00 p.m. Central Time, will be executed as of the close of regular trading hours on the Exchange. In addition, purchase orders received by the transfer agent or Elan before the close of regular trading hours on the Exchange on a business day will be executed as of the determination of net asset value on that day if the purchase price is payable to the Fund on the next business day out of the proceeds from the investor's redemption of shares in certain other investment companies for which Firstar Trust Company serves as transfer agent and/or custodian. For information concerning this procedure, call Portico Investor Services at 1-800-228-1024 or 414-287-3808 (Milwaukee area). Purchase orders that are received after the close of regular trading hours on the Exchange or on nonbusiness days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.

The Funds will not accept payment in cash or third party checks for the purchase of shares. Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding and may be liquidated and distributed to the owner(s) of record on or after the first business day following the sixtieth day of investment, net of the backup withholding tax.

Certificates for shares will be issued only upon shareholder request. The Funds reserve the right to reject any purchase order. Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund. For further information, see the Statement of Additional Information or contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

REDEMPTION OF SHARES

Redemption orders are effected at the net asset value per share next determined after receipt of the order by the transfer agent or Elan. If a redemption order is received by phone (as described below) before 11:30 a.m. Central Time on a business day, Fund shares will be redeemed as of the determination of net asset value at 11:30 a.m. Central Time. If a redemption order is received in proper form (as described below) before the close of regular trading hours on the Exchange, currently 3:00 p.m. Central Time, on a business day, Fund shares will be redeemed as of the determination of net asset value at 3:00 p.m. Redemption orders which are received after the close of regular trading hours on the Exchange, or on non-business days, will be executed on the next business day. Depending upon the current net asset value of the redeemed shares at the time of redemption, the value of the shares redeemed may be more or less than the investor's cost.



REDEMPTION ORDERS
                                             THROUGH A REGISTERED
            THROUGH THE TRANSFER AGENT          REPRESENTATIVE
            --------------------------       --------------------

BY PHONE  - Call 1-800-228-1024 with       - Call your registered
            your account name, account       representative at
            number and amount of             1-800-982-8909.
            redemption (minimum $500).
            Redemption proceeds will
            only be sent to a shareholder's
            address or bank account of
            a commercial bank located
            within the United States as
            shown on the transfer agent's
            records. (Available only if
            established on the account
            application and if there has
            been no change of address by
            telephone within the
            preceding 15 days.)

BY MAIL, OVERNIGHT DELIVERY OR IN PERSON

          - Mail your instructions to the  - Bring your instructions to
            Portico Funds, P.O. Box 3011,    your registered representative's
            Milwaukee, WI 53201-3011,        office, or mail or deliver them
            or deliver them (via overnight   to Portico Investor Services at
            delivery or in person) to        615 East Michigan Street,
            615 E. Michigan Street,          P.O. Box 3011,
            Milwaukee, WI 53201-3011.        Milwaukee, WI 53201-3011
            Include the number of shares
            or the amount to be redeemed,
            your shareholder account
            number and Social Security
            number or other taxpayer
            identification number. Your
            instructions must be signed
            by all persons required to
            sign for transactions exactly
            as their names appear on the
            account. If the redemption
            amount exceeds $50,000, or
            if the proceeds are to be
            sent elsewhere than the
            address of record, or the
            address of record has been
            changed by telephone within
            the preceding 15 days, each
            signature must be guaranteed
            in writing by either a
            commercial bank that is a
            member of the FDIC, a trust
            company, a credit union, a
            savings association, a
            member firm of a national
            securities exchange or other
            eligible guarantor institution.

AUTOMATICALLY - Call 1-800-982-8909 for a  - Call your registered
            Systematic Withdrawal Plan       representative
            application ($15,000 account     to establish
            minimum and $100 minimum         a Systematic Withdrawal Plan.
            per transaction).

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature. If certificates have been issued, the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, must be received by the transfer agent or Elan. The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent or Elan receives all required documents in proper form.

The transfer agent charges a $10.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareholder's account. The transfer agent also charges a $15.00 fee for each IRA distribution (unless it is part of a Systematic Withdrawal Plan), which will be deducted from the shareholder's account.

In order to arrange for telephone redemptions after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Portico Investor Services at the address listed above or contact your registered representative. The request must be signed by each shareholder of the account. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Portico and the transfer agent employ reasonable procedures specified by a Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded. Portico may implement other procedures from time to time. If reasonable procedures are not implemented, Portico and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.


CHECK REDEMPTION. An investor may request on the Purchase Application or by later written request that a Fund provide Redemption Checks ("Checks") drawn on the Fund in which the investor has made an investment. Checks will be sent only to the registered owner(s) and only to the address of record. Checks may be made payable to the order of any person in the amount of $250 or more. Dividends are earned until the Check clears the transfer agent. When a Check is presented to the transfer agent for payment, the transfer agent, as the investor's agent, will cause the particular Fund involved to redeem a sufficient number of the investor's shares to cover the amount of the Check. Checks will not be returned to shareholders after clearance. There is no charge to the investor for the use of the Checks; however, the transfer agent will impose a $15 charge for stopping payment of a Check upon the request of the investor, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.


OTHER REDEMPTION INFORMATION. The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS MAY DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE TWELVE DAYS FROM THE PURCHASE DATE. This procedure does not apply to shares purchased by wire payment. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership. An investor purchasing shares by wire must have filed a Purchase Application before any redemption requests can be paid.

The Funds impose no charge when shares are redeemed and reserve the right to redeem an account involuntarily, upon sixty days' written notice, if redemptions cause the account's net asset value to remain at $50 or less. A Fund may also redeem shares involuntarily if it is appropriate to do so to carry out the Fund's responsibilities under the 1940 Act and, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Statement of Additional Information for examples of when such redemptions might be appropriate.


Questions concerning the proper form for redemption requests should be directed to Portico Investor Services at 1-800-228-1024 or 414-287-3808 (Milwaukee area).

SHAREHOLDER SERVICES The services and privileges described below are available to shareholders of the Funds. These may be modified or terminated at any time upon notice to shareholders.


SHAREHOLDER REPORTS. Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Funds' fiscal year which ends October 31, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of a shareholder report will be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of a shareholder report to be mailed to their residence should call Portico Investor Services at 1-800-982-8909, or write Portico Investor Services at the address listed above. In addition, account statements will be mailed to shareholders monthly, summarizing all transactions, including purchases, reinvestment of dividends and redemptions.

AUTOMATED TELERESPONSE SERVICE. Shareholders using a touchtone telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling Portico Investor Services at 1-800-228-1024, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central Time, Monday through Friday), speak with a Portico Investor Services representative.


The automated service provides the information most frequently requested by shareholders. After calling the 800-number, pressing "2" on their touch-tone phone, shareholders can:

1. Determine closing prices for each Fund.
2. Learn how the price of a Fund has changed from the previous day.

3. Hear daily yields for Portico money market funds.

Money market fund yields reflect fee waivers in effect, represent past performance and will vary. If fees were not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by a Fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a Fund will be reinvested. An investment in any one of the Portico money market funds is neither insured nor guaranteed by the U.S. government nor is there any assurance the Funds will be able to maintain a stable net asset value of $1.00 per share.

To speak with a Portico Investor Services representative anytime during an automated teleresponse session (during regular business hours), shareholders may press "0."

For total return information, shareholders must call Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

TELEPHONE EXCHANGE PRIVILEGE. Except as provided in the next sentence and provided that such other shares may be legally sold in the state of the investor's residence, shareholders are generally permitted to exchange their shares in a Fund (with a minimum current value of $500) for Retail Shares of other funds in the Portico family of funds without charge or commission by the Fund. A sales charge will be imposed on the exchange if the shares of the Fund being acquired have a sales charge and the shares being redeemed were purchased or otherwise acquired without a sales charge. Telephone exchange privileges automatically apply to each shareholder of record and the representative of record unless and until the transfer agent receives written instructions from the shareholder(s) of record canceling the privilege.

Portico reserves the right to terminate indefinitely the exchange privilege of any shareholder, broker, investment adviser or agent who requests more than four exchanges within a calendar year, whether for oneself or one's customers. Portico may determine to do so with prior notice to the shareholder, broker, investment adviser or agent based on a consideration of both the number of exchanges the particular shareholder, broker, investment adviser or agent has requested and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests. If any portion of the shares to be exchanged represents an investment made by check, a Fund may delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date.

Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Portico family of funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Portico on exchanges. Portico, however, reserves the right to impose a charge in the future.

In order to request an exchange by telephone, a shareholder must give the account name, account number and the amount or number of shares to be exchanged. During periods of significant economic or market change, telephone exchanges may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be exchanged by delivering the exchange request to the transfer agent in person or by mail at the addresses listed above under "Redemption of Shares."

The Funds reserve the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. The responsibility of the Funds and their transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."


RETIREMENT PLANS. The Funds offer individual retirement accounts and prototype defined contribution plans, including simplified employee, 401(k), 403(b), profit-sharing and money purchase pension plans ("Retirement Plans"). For details concerning Retirement Plans (including service fees), please call Portico Investor Services at 1-800-982-8909 or 414-2873710 (Milwaukee area).


DIVIDENDS AND DISTRIBUTIONS
Shareholders of each Fund are entitled to dividends and distributions arising only from the net income, including net realized gains and losses, if any, earned on the investments held by the particular Fund. Each Fund's net income is declared as a dividend on each business day on the shares that are outstanding immediately after 11:30 a.m. Central Time on the declaration date. Dividends and distributions are automatically reinvested in additional shares of the Fund on which the dividend or distribution is paid at their net asset value per share (as determined on the payable date), unless the shareholder notifies the transfer agent or a registered representative that dividends or capital gains distributions, or both, should be paid in cash. Cash dividends or distributions will be paid by check unless the transfer agent receives a voided check or deposit ticket to enable the dividends or distributions to be directly deposited into the shareholder's bank account. Cash dividends and distributions will be paid within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a Fund. The Funds do not expect to realize net long-term capital gains. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

MANAGEMENT OF THE FUNDS
The business and affairs of the Funds are managed under the direction of the Board of Directors of the Portico Funds, Inc. ("Portico" or the "Company"). The Statement of Additional Information contains the name and background information regarding each Director.

ADVISORY SERVICES. FIRMCO, a Wisconsin corporation and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $15 billion in assets under active management, of which $9 billion is invested in fixed-income and money market securities and $6 billion in equity securities.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of each Fund's portfolio securities, and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to Shareholder Organizations, including, in the case of agency transactions, Shareholder Organizations which are affiliated with the Adviser, to take into account the sale of Fund Shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

For the services provided and expenses assumed as investment adviser, the Adviser is entitled to receive from each Fund a fee, calculated daily and payable monthly, at the annual rate of 0.50% of the first $2 billion of each Fund's average daily net assets, plus 0.40% on average daily net assets over $2 billion. The Adviser earned fees, net of waivers, for the fiscal year ended October 31, 1995, at the annual rate of 0.27% for the Money Market Fund, 0.34 % for the U.S. Treasury Fund, 0.42% for the U.S. Government Fund, and 0.33% for the Tax-Exempt Money Market Fund.

The Adviser may voluntarily waive all or a portion of the advisory fee otherwise payable by a Fund from time to time. These waivers may be terminated at any time at the Adviser's discretion.

ADMINISTRATIVE SERVICES. Firstar Trust Company ("Firstar Trust") and B. C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators"). The CoAdministrators have agreed to provide the following administrative services for the Portico Funds: assist in maintaining office facilities for the Funds; furnish clerical and certain other services required by the Funds; compile data for and prepare notices to the SEC; prepare semiannual reports to the SEC and current shareholders and filings with state securities commissions; coordinate federal and state tax returns; monitor the arrangements pertaining to the Funds' agreements with Shareholder Organizations; monitor the Funds' expense accruals; monitor compliance with the Funds' investment policies and limitations; and generally assist in the Funds' operations. As further described in the Statement of Additional Information, certain services under the CoAdministration Agreement are provided jointly by Firstar Trust and Ziegler and other services are provided separately by either Firstar Trust or Ziegler. The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of 0.125% of Portico's first $2 billion of average aggregate daily net assets, plus 0.10% of Portico's average aggregate daily net assets in excess of $2 billion. The CoAdministrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-Administrators' discretion. For the fiscal year ended October 31, 1995, the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund accrued administrative fees, after waivers, at the effective annual rates of 0.05% of their average net assets.

SHAREHOLDER ORGANIZATIONS. Portico may enter into agreements from time to time with certain Shareholder Organizations, including affiliates of the Adviser (such as Elan), providing for certain support and/or distribution services to their customers who are the beneficial owners of shares of the Funds. Under the Service Agreements, shareholder support services, which are described more fully in the Statement of Additional Information, may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in Fund shares; and providing sub-accounting with respect to Fund shares beneficially owned by customers or the information necessary for sub-accounting. In addition, Shareholder Organizations under a Distribution and Service Agreement may provide the foregoing shareholder support services and may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares. For their services, Shareholder Organizations may be entitled to receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. For the fiscal year ended October 31, 1995, Shareholder Organizations received fees pursuant to such agreements at the effective annualized rates of 0.04%, 0.02%, 0.03% and 0.03% of the average net assets of the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, respectively.

Under the terms of their agreements with Portico, Shareholder Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their Shareholder Organization's agreement with Portico. In addition, investors should contact their Shareholder Organizations with respect to the availability of shareholder services and the particular Shareholder Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareholder Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareholder Organization, the transfer agent's charge of $10.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareholder Organization.


The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Portico only to perform the administrative and investor servicing functions described above, and will represent to Portico that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Fund shares.


Conflict-of-interest restrictions may apply to the receipt of compensation paid by Portico to a Shareholder Organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Portico.

Agreements that contemplate the provision of distribution services by Shareholder Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Portico pursuant to Rule 12b-1 under the 1940 Act. In the case of the Funds, no payments are made to their Distributor under the Plan. However, payments to Shareholder Organizations, including affiliates of the Adviser, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND ACCOUNTING SERVICES AGENT

Firstar Trust, an affiliate of the Adviser, provides custodial, transfer agency, dividend disbursing agency and accounting services for the Funds. For the fiscal year ended October 31, 1995, total custodial, transfer agency, dividend disbursing agency and accounting services fees earned by Firstar Trust were approximately 0.18%, 0.11%, 0.06% and 0.11% of the Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds' average net assets, respectively. Additional information regarding the fees payable by the Funds to Firstar Trust for these services is provided in the Statement of Additional Information. Inquiries to the transfer agent may be sent to the following address: Firstar Trust Company, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.

INVESTMENT LIMITATIONS

Except for the limitations detailed below, the investment objective and policies of each Fund described in this Prospectus are not fundamental and may be changed by the Board of Directors without the affirmative vote of the holders of a majority of a Fund's outstanding shares. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The following descriptions summarize several of each Fund's fundamental investment limitations which are set forth in full in the Statement of Additional Information.

NO FUND MAY:

1. Purchase securities of any one issuer (other than U.S. Government securities) if more than 5% of the value of its total assets will be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.


2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.


4. Borrow money or enter into reverse repurchase agreements except for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets, the Fund will not make any investments.

In addition, the Tax-Exempt Money Market Fund may not:

5. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions. For purposes of this fundamental policy, Municipal Obligations that are subject to federal alternative minimum tax are considered taxable.

With respect to Investment Limitation No. 1, in accordance with current SEC regulations, the Money Market Fund intends (as a matter of nonfundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation. If due to market fluctuations or other reasons the amount of borrowings exceed the limit stated above, a Fund will promptly reduce such amount.

TAXES

FEDERAL Portico's management intends that each Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve each Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

Each Fund contemplates declaring as dividends each year at least 90% of its investment company income. An investor who receives a dividend derived from investment company taxable income (which includes any excess of net short-term capital gain over net long-term capital loss) treats it as a receipt of ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of the Fund.

In addition, the Tax-Exempt Money Market Fund contemplates paying to its shareholders at least 90% of its exempt interest income net of certain deductions. Dividends derived from exempt interest income may be treated by shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder, exclusion would be disallowed. (See Statement of Additional Information under "Additional Information Concerning Taxes.") If the Tax-Exempt Money Market Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26%-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% of the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

Since all of the net income of the Money Market Fund, U.S. Treasury Money Market Fund and U.S. Government Money Market Fund is expected to be derived from earned interest, it is anticipated that all dividends paid by these Funds will be taxable as ordinary income to those shareholders who are not exempt for federal income tax purposes, and that no part of any distribution paid by these Funds will be eligible for the dividends received deduction. Any dividends paid out of income realized by the Tax Exempt Money Market Fund on taxable securities will also be taxable to shareholders as ordinary income.

Although the Funds anticipate that they will not have net long-term capital gain, any dividend or distribution of a Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to a shareholder of the Fund as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends or gross sale proceeds paid to any shareholder (i) who has provided either an incorrect taxpayer identification number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends, or
(iii) who has failed, when required to do so, to certify that he is not subject to backup withholding. Each Fund generally also will withhold and remit to the U.S. Treasury 10% of all distributions from individual retirement accounts (including simplified employee plans) to any investor unless the transfer agent receives a written request not to withhold federal income tax from the investor prior to the distribution date; withholding on distributions from other types of Retirement Plans may be mandatory and may be at a higher rate.

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.

STATE AND LOCAL Investors are advised to consult their tax advisers concerning the application of state and local tax laws, which may have different consequences from those of the federal income tax law described above. In particular, although the U.S. Treasury Money Market Fund intends to invest primarily in U.S. Treasury obligations, the interest on which is generally exempt from state income taxation, an investor should consult his or her own tax adviser to determine whether distributions from the Fund are exempt from state taxation in the investor's own state. Similarly, dividends paid by the other Funds may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.

DESCRIPTION OF SHARES

The Company was incorporated under the laws of the State of Wisconsin on February 15, 1988 and is registered with the SEC as an open-end management company. The Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share. The Company currently has 16 classes representing interests in 16 investment portfolios. Of the authorized shares, five billion shares have been classified for each Fund discussed in this Prospectus. Each Fund is classified as a diversified company under the 1940 Act. For information regarding the other portfolios, contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area) or your Shareholder Organization.

Portico does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Portico will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareholders owning at least 10% of the outstanding shares of Portico entitled to vote. To the extent required by law, Portico will assist in shareholder communication in such matters.

Shareholders of each class of Portico's common stock are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law. It is contemplated that the shareholders of a Fund will vote separately as a class on matters relating to its investment advisory agreement and any changes in its fundamental investment limitations. Shares of Portico have noncumulative voting rights and, accordingly, the holders of more than 50% of Portico's outstanding shares (irrespective of class) may elect all of the Directors. As of January 31, 1996, the Adviser and its affiliates held, on behalf of their underlying accounts, approximately 72% of Portico's shares that were outstanding on that date.

Each share of a Fund represents an equal proportionate interest in the Fund, and is entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights.

NET ASSET VALUE AND DAYS OF OPERATION

The net asset value of each Fund for purposes of pricing purchase and redemption orders is determined as of 11:30 a.m. Central Time and as of the close of regular trading hours on the Exchange, currently 3:00 p.m. Central Time, on each day on which both the Exchange is open for trading and the Federal Reserve Banks' Fedline System is open. As a result, shares of the Funds will not be priced on the days which the Exchange or Federal Reserve Banks observe: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund, less the liabilities charged to that Fund by the number of the Fund's outstanding shares.

The Company intends to use its best efforts to maintain the net asset value of each Fund at $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. Net asset value is computed using the amortized cost method. In connection with the use of this valuation method, Portico limits the dollar-weighted average maturity of each Fund to not more than 90 days and the remaining maturity of each portfolio security to not more than thirteen months with certain exceptions permitted by SEC rules.


YIELD

From time to time each Fund may quote its "yield" and "effective yield," and the Tax-Exempt Money Market Fund may also quote its "tax-equivalent yield," in advertisements or in communications to shareholders. Each yield figure is based on historical earnings and is not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of the Tax-Exempt Money Market Fund shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. The "tax-equivalent yield" will always be higher than the "yield" of the Tax-Exempt Money Market Fund.


Additionally, the yields of the Funds may be compared in such advertisements or reports to shareholders to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yields of the Money Market Fund may be compared to the Donoghue's Money Fund Average, the yields of the U.S. Treasury Money Market Fund and the U.S. Government Money Market Fund may be compared to the Donoghue's Government Money Fund Average, and the yields of the Tax-Exempt Money Market Fund may be compared to the Donoghue's Tax-Free Money Fund Average, which are averages compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds. In addition, the yields of the Money Market, U.S. Treasury Money Market, and the U.S. Government Money Market Funds may be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.


Yield data as reported in national financial publications including Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of the Funds.

Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                 TO OPEN AN ACCOUNT OR REQUEST INFORMATION
                 1-800-982-8909
                 1-414-287-3710

                 FOR ACCOUNT BALANCES AND INVESTOR SERVICES
                 1-800-228-1024
                 1-414-287-3808

                 PORTICO INVESTOR SERVICES
                 615 East Michigan Street
                 P.O. Box 3011
                 Milwaukee, Wisconsin 53201-3011


**************



                              PORTICO FUNDS, INC.
                            (Institutional Version)
                               Money Market Fund,
                        Institutional Money Market Fund,
                        U.S. Treasury Money Market Fund,
                       U.S. Government Money Market Fund,
                         Tax-Exempt Money Market Fund,
                          Short-Term Bond Market Fund,
                         Intermediate Bond Market Fund,
                       Tax-Exempt Intermediate Bond Fund,
                             Bond IMMDEX/tm Fund,
                                 Balanced Fund,
                            Growth and Income Fund,
                              Special Growth Fund,
                               Equity Index Fund,
                              MidCore Growth Fund,
                           International Equity Fund
                                   Form N-1A
                             Cross Reference Sheet
Part A
Item No.                                         Prospectus Heading
--------                                         ------------------

1.   Cover Page . . . . . . . . . . . . . . . .  Cover Page
2.   Synopsis . . . . . . . . . . . . . . . . .  Expense Summary

3.   Condensed Financial Information. . . . . .  Financial Highlights;
                                                 Performance Calculations

4.   General Description of Registrant. . . . .  Cover Page; Investment
                                                 Objectives and Policies; Other
                                                 Investment Information;
                                                 Description of Shares;
                                                 Investment Limitations

5.   Management of the Fund . . . . . . . . . .  Management of the Funds

5A.  Management's Discussion of
     Fund Performance . . . . . . . . . . . . .  Inapplicable

6.   Capital Stock and Other Securities . . . .  Dividends and Distributions;
                                                 Management of the Funds;
                                                 Taxes; Description of Shares

7.   Purchase of Securities Being Offered . . .  Purchase of Shares; Net Asset
                                                 Value and Days of Operation

8.   Redemption or Repurchase . . . . . . . . .  Redemption of Shares; Net
                                                 Asset Value and Days of
                                                 Operation

9.   Pending Legal Proceedings. . . . . . . . .  Not Applicable







                               February 20, 1996

                                   Prospectus

                              Institutional Shares

                               Money Market Fund
                        Institutional Money Market Fund
                         U.S. Treasury Money Market Fund
                        U.S. Government Money Market Fund
                          Tax-Exempt Money Market Fund
                          Short-Term Bond Market Fund
                         Intermediate Bond Market Fund
                       Tax-Exempt Intermediate Bond Fund
                              Bond IMMDEX/TM Fund
                                 Balanced Fund
                             Growth and Income Fund
                               Equity Index Fund
                              MidCore Growth Fund
                              Special Growth Fund
                           International Equity Fund



TABLE OF CONTENTS
                 Expense Summary                                      3
                 Financial Highlights                                 5
                 Investment Objectives and Policies                  12
                 Other Investment Information                        27
                 Purchase of Shares                                  34
                 Redemption of Shares                                36
                 Exchange of Shares                                  37
                 Dividends and Distributions                         37
                 Management of the Funds                             38
                 Investment Limitations                              41
                 Taxes                                               42
                 Description of Shares                               43
                 Net Asset Value and Days of Operation               44
                 Performance Calculations                            45



Portico Funds, Inc. is a family of sixteen mutual funds that offer a variety of investment objectives designed to meet the needs of institutional and individual investors. This Prospectus describes the five money market funds, four bond funds and six equity funds available to institutional investors.

MONEY MARKET FUNDS

An investment in the Money Market Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that these Funds will be able to maintain a stable net asset value of $1.00 per share.

The Money Market Fund seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in a broad range of government, bank and commercial money market instruments.

The Institutional Money Market Fund seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in a broad range of government, bank and commercial money market instruments. The U.S. Treasury Money Market Fund seeks to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value. The Fund pursues its objective by investing in obligations issued or guaranteed as to principal and interest by the U.S. Treasury, the interest income from which is exempt from state income taxation.

The U.S. Government Money Market Fund seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements relating to such obligations, irrespective of state income tax considerations.

The Tax-Exempt Money Market Fund seeks to provide a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing its investment objective, the Fund invests primarily in short-term debt obligations issued by state and local governments.

BOND FUNDS

The Short-Term Bond Market Fund seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 year Government/Corporate Bond Index.

The Intermediate Bond Market Fund seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index.

The Tax-Exempt Intermediate Bond Market Fund seeks to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal.

The Bond IMMDEX/TM Fund seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index.

EQUITY FUNDS

The Balanced Fund seeks capital appreciation and current income with relatively low volatility of capital.

The Growth and Income Fund seeks both reasonable income and long-term capital appreciation.

The Equity Index Fund seeks returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Stock Index.

The MidCore Growth Fund seeks capital appreciation through investment in securities of medium- to large-sized companies.

The Special Growth Fund seeks capital appreciation through investment in securities of small- to medium-sized companies.


The International Equity Fund seeks capital appreciation through investment in foreign equity securities of small- to medium-sized companies.

Firstar Investment Research & Management Company ("FIRMCO" or the "Adviser") serves as investment adviser to each Fund, and the Funds are sponsored by B. C. Ziegler and Company (the "Distributor"). State Street Global Advisors, a division of State Street Bank and Trust Company (the "Sub-Adviser"), serves as the sub-adviser to the International Equity Fund.

This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. You should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011, or by calling 1-800-982-8909 or 414-287-3710
(Milwaukee area). The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into the Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                               February 20, 1996


EXPENSE SUMMARY  Below is a summary of the shareholder transaction expenses and the annual operating expenses expected to be incurred by the Institutional Money Market Fund and by Institutional Shares of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds during the year ended December 31, 1996. Also below is a summary of the shareholder transaction expenses and the annual operating expenses incurred by the Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds during the fiscal year ended October 31, 1995. An example based on the summaries is also shown.

Shareholder                  Money Market        Bond        Equity
Transaction Expenses            Funds           Funds        Funds
--------------------------   -----------        -----        ------
Maximum Sales Load Imposed
  on Purchases                   None            None         None
Maximum Sales Load Imposed
  on Reinvested Dividends        None            None         None
Deferred Sales Load              None            None         None
Redemption Fees1                 None<F50>       None<F50>    None<F50>
Exchange Fees                    None            None         None





                        Advisory                        Other      Total Fund
Annual Fund               Fees            Shareholder Expenses      Operating
Operating Expenses      After Fee   12b-1  Servicing  After Fee  Expenses After
(as a percentage of      Waivers    Fees     Fees    Fee Waivers   Fee Waivers
  average net assets)     <F51>     <F52>    <F52>      <F53>         <F54>
---------------------   --------    -----  --------- -----------   -----------
MONEY MARKET FUNDS:
Money Market Fund         0.27%     0.03%    0.01%      0.29%         0.60%
Institutional Money
  Market Fund             0.28%     0.00%    0.00%      0.07%         0.35%
U.S.Treasury Money
  Market Fund             0.34%     0.00%    0.02%      0.24%         0.60%
U.S. Government Money
  Market Fund             0.42%     0.00%    0.03%      0.15%         0.60%
Tax-Exempt Money
  Market Fund             0.33%     0.00%    0.03%      0.24%         0.60%
BOND FUNDS:
Short-Term Bond
  Market Fund             0.27%     0.00%    N.A.       0.23%         0.50%
Intermediate Bond
  Market Fund             0.28%     0.00%    N.A.       0.22%         0.50%
Tax-Exempt Intermediate
  Bond Fund               0.09%     0.00%    N.A.       0.41%         0.50%
Bond IMMDEX/TM Fund       0.30%     0.00%    N.A.       0.15%         0.45%
EQUITY FUNDS:
Balanced Fund             0.52%     0.00%    N.A.       0.23%         0.75%
Growth and Income Fund    0.72%     0.00%    N.A.       0.18%         0.90%
Equity Index Fund         0.25%     0.00%    N.A.       0.22%         0.47%
MidCore Growth Fund       0.71%     0.00%    N.A.       0.19%         0.90%
Special Growth Fund       0.74%     0.00%    N.A.       0.16%         0.90%
International Equity Fund 0.62%     0.00%    N.A.       0.88%         1.50%

<F50> A fee of $10.00 is charged for each wire redemption. See "Redemption of
 Shares."

<F51> The Adviser has voluntarily agreed to waive a portion of its fees for the
 Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds to the extent that each Fund's total ordinary operating expenses exceed 0.60% during the current fiscal year. The Adviser has voluntarily agreed to waive a portion of its fees for the Institutional Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds during the calendar year 1996. Absent such waivers, advisory fees would be 0.50%, 0.50%, 0.50%, 0.50%, 0.50%, 0.60%, 0.50%, 0.50%, 0.30%, 0.75%, 0.75%, 0.25%, 0.75%,
 0.75%, and 1.50% for the Money Market, U.S. Treasury Money Market, U.S. Government Money Market, Tax-Exempt Money Market, Institutional Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds, respectively. Fees of 0.75% or more are higher than the advisory fee payable by most other investment companies. See "Management of the Funds" in this Prospectus for a more complete description and the financial statements for the Funds for the fiscal year ended October 31, 1995 incorporated into the Statement of Additional Information.

<F52> The total of all 12b-1 fees and Shareholder Servicing Fees may not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average daily net assets.

<F53> The Co-Administrators waived 0.07% of their fees for the Money Market,
 U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds during the fiscal year ended October 31, 1995. Absent such waivers, other expenses would be 0.36%, 0.31%, 0.22%, and 0.31%. With respect to the other Funds, the amount of "Other Expenses" in the table above is based on estimated expenses and projected assets for the 1996 calendar year. Absent administrative fee waivers, other expenses would be 0.15%, 0.30%, 0.29%, 0.48%, 0.22%, 0.30%, 0.25%, 0.29%, 0.26%, 0.23% and 0.95% for the
 Institutional Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds, respectively.

<F54> Absent fee waivers, total operating expenses would be 0.90%, 0.83%, 0.75%,
 0.84%, 0.64%, 0.90%, 0.79%, 0.98%, 0.52%, 1.05%, 1.00%, 0.54%, 1.01%, 0.98%,
 and 2.45% for the Money Market, U.S. Treasury Money Market, U.S. Government Money Market, Tax-Exempt Money Market, Institutional Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds, respectively.

EXPENSE SUMMARY  Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual returns, and (2) redemption of your investment at the end of the following periods:

                                       1 Year  3 Years   5 Years    10 Years
                                       ------  -------   -------    --------
     Money Market Fund                   $ 6     $19       $33        $ 75
     Institutional Money Market Fund       4      11        20          44
     U.S. Treasury Money Market Fund       6      19        33          75
     U.S. Government Money Market Fund     6      19        33          75
     Tax-Exempt Money Market Fund          6      19        33          75
     Short-Term Bond Market Fund           5      16        28          63
     Intermediate Bond Market Fund         5      16        28          63
     Tax-Exempt Intermediate Bond Fund     5      16        28          63
     Bond IMMDEX/TM Fund                   5      14        25          57
     Balanced Fund                         8      24        42          93
     Growth and Income Fund                9      29        50         111
     Equity Index Fund                     5      15        26          60
     MidCore Growth Fund                   9      29        50         111
     Special Growth Fund                   9      29        50         111
     International Equity Fund            15      47        82         179

                 The foregoing tables are intended to assist investors in understanding the expenses that shareholders bear either directly or indirectly. In addition, Institutions may charge fees for providing services in connection with their clients' investments in a Fund's shares.

                 The example shown above should not be considered a representation of future investment return or operating expenses. Actual investment return and operating expenses may be more or less than those shown. Information regarding the Funds' actual performance will appear in their annual report to shareholders. Each shareholder of record at the close of the fiscal year will be sent the annual report.


FINANCIAL HIGHLIGHTS
                 The financial highlights for each of the periods presented have been derived from financial statements which have been audited by Price Waterhouse LLP, independent accountants, whose report, which appears in the annual report to shareholders for the fiscal year ended October 31, 1995, is incorporated by reference into the Statement of Additional Information. Prior to January 9, 1995, the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds offered only one class of shares to both institutional and retail investors. On that date, the Funds began offering Institutional Shares to institutional investors as described in this Prospectus and Retail Shares to retail investors as described in a separate prospectus. The tables on the following pages should be read in conjunction with the financial statements and related notes also incorporated by reference into the Statement of Additional Information. You may obtain the Statement of Additional Information and the annual report to shareholders, which contain additional performance information, free of charge by calling Portico Investor Services or writing to Portico Investor Services at the address listed on the back cover of this Prospectus.

FINANCIAL HIGHLIGHTS
                        Net Asset                  Dividends      Net Asset
                          Value,         Net       from Net        Value,
                        Beginning     Investment  Investment       End of
                        of Period       Income      Income         Period
                        ---------     ---------    ---------      --------
MONEY MARKET FUND
Mar. 16, 1988 <F55> through
  Oct. 31, 1988           $1.00         $0.05       $(0.05)         $1.00
Year Ended 1989            1.00          0.08        (0.08)          1.00
Year Ended 1990            1.00          0.08        (0.08)          1.00
Year Ended 1991            1.00          0.06        (0.06)          1.00
Year Ended 19922           1.00          0.04        (0.04)          1.00
Year Ended 1993            1.00          0.03        (0.03)          1.00
Year Ended 1994            1.00          0.03        (0.03)          1.00
Year Ended 1995            1.00          0.05        (0.05)          1.00

INSTITUTIONAL MONEY
  MARKET FUND
Apr. 26, 1991<F55> through
  Oct. 31, 1991            1.00          0.03       (0.03)          1.00
Year Ended 1992<F56>       1.00          0.04       (0.04)          1.00
Year Ended 1993            1.00          0.03       (0.03)          1.00
Year Ended 1994            1.00          0.04       (0.04)          1.00
Year Ended 1995            1.00          0.06       (0.06)          1.00

U.S. TREASURY MONEY
  MARKET FUND
Apr. 29, 1991<F55> through
  Oct. 31, 1991            1.00          0.03        (0.03)          1.00
Year Ended 1992 <F56>      1.00          0.04        (0.04)          1.00
Year Ended 1993            1.00          0.03        (0.03)          1.00
Year Ended 1994            1.00          0.03        (0.03)          1.00
Year Ended 1995            1.00          0.05        (0.05)          1.00

U.S. GOVERNMENT MONEY
  MARKET FUND
Aug. 1, 1988<F55> through
  Oct. 31, 1988            1.00          0.02        (0.02)          1.00
Year Ended 1989            1.00          0.08        (0.08)          1.00
Year Ended 1990            1.00          0.08        (0.08)          1.00
Year Ended 1991            1.00          0.06        (0.06)          1.00
Year Ended 1992 <F56>      1.00          0.04        (0.04)          1.00
Year Ended 1993            1.00          0.03        (0.03)          1.00
Year Ended 1994            1.00          0.03        (0.03)          1.00
Year Ended 1995            1.00          0.05        (0.05)          1.00

TAX-EXEMPT MONEY
  MARKET FUND
June 27, 1988<F55> through
  Oct. 31, 1988            1.00          0.02        (0.02)          1.00
Year Ended 1989            1.00          0.06        (0.06)          1.00
Year Ended 1990            1.00          0.05        (0.05)          1.00
Year Ended 1991            1.00          0.04        (0.04)          1.00
Year Ended 1992 <F56>      1.00          0.03        (0.03)          1.00
Year Ended 1993            1.00          0.02        (0.02)          1.00
Year Ended 1994            1.00          0.02        (0.02)          1.00
Year Ended 1995            1.00          0.03        (0.03)          1.00

FINANCIAL
HIGHLIGHTS (CONTINUED)
                             Supplemental Data and Ratios
                        --------------------------------------
                                                  RATIO OF NET
                                       RATIO OF    INVESTMENT
                       NET ASSETS,   NET EXPENSES  INCOME TO
                          END OF      TO AVERAGE  AVERAGE NET       TOTAL
                       PERIOD(000S)   NET ASSETS     ASSETS        RETURN
                       ------------  -----------   ----------      -------
MONEY MARKET FUND
Mar. 16, 1988<F55>
  through Oct. 31, 1988  $100,373  0.44%<F57>,<F58>7.35%<F57><F58> 4.63%<F59>
Year Ended 1989           201,097     0.60%<F58>   8.66%<F58>       9.01%
Year Ended 1990           762,170     0.51%<F58>   7.81%<F58>       8.14%
Year Ended 1991           628,697     0.50%<F58>   6.28%<F58>       6.39%
Year Ended 1992 <F56>     146,012     0.58%<F58>   3.84%<F58>       3.73%
Year Ended 1993           132,568     0.60%<F58>   2.67%<F58>       2.71%
Year Ended 1994           165,018     0.60%<F58>   3.44%<F58>       3.42%
Year Ended 1995           172,261     0.60%<F58>   5.36%<F58>       5.51%

INSTITUTIONAL MONEY
  MARKET FUND
Apr. 26, 1991<F55> through
  Oct. 31, 1991          189,048   0.50% <F60><F61>5.47%<F60><F61>2.87%<F63>
Year Ended 1992<F56>     696,132      0.41%<F61>   3.75%<F61>       3.88%
Year Ended 1993          588,301      0.38%<F61>   2.87%<F61>       2.92%
Year Ended 1994          754,636      0.37%<F61>   3.64%<F61>       3.65%
Year Ended 1995          716,566      0.35%<F61>   5.63%<F61>       5.77%

U.S. TREASURY MONEY
  MARKET FUND
Apr. 29, 1991<F55> through
  Oct. 31, 1991            36,267  0.52%<F60><F62>5.23%<F60><F62>2.69%<F63>
Year Ended 1992<F56>       37,342     0.60%<F62>   3.42%<F62>       3.48%
Year Ended 1993            40,744     0.60%<F62>   2.55%<F62>       2.59%
Year Ended 1994            56,020     0.60%<F62>   3.14%<F62>       3.20%
Year Ended 1995            64,655     0.60%<F62>   5.04%<F62>       5.16%

U.S. GOVERNMENT MONEY
  MARKET FUND
Aug. 1, 1988<F55> through
  Oct. 31, 1988            49,069  0.50%<F57><F64>7.56%<F57><F64>1.91%<F59>
Year Ended 1989           101,497     0.61%<F64>   8.43%<F64>       8.72%
Year Ended 1990           153,480     0.60%<F64>   7.55%<F64>       7.84%
Year Ended 1991           237,752     0.60%<F64>   5.80%<F64>       6.02%
Year Ended 1992<F56>      221,521     0.60%<F64>   3.56%<F64>       3.60%
Year Ended 1993           203,165     0.60%<F64>   2.59%<F64>       2.63%
Year Ended 1994           183,591     0.60%<F64>   3.29%<F64>       3.35%
Year Ended 1995           163,068     0.60%<F64>   5.24%<F64>       5.37%

TAX-EXEMPT MONEY
  MARKET FUND
June 27, 1988<F55> through
  Oct. 31, 1988            10,838  0.52%<F57><F65>5.10%<F57><F65>1.78%<F59>
Year Ended 1989            18,429     0.60%<F65>   5.82%<F65>       5.99%
Year Ended 1990            16,424     0.64%<F65>   5.38%<F65>       5.51%
Year Ended 1991            29,714     0.63%<F65>   4.34%<F65>       4.49%
Year Ended 1992<F56>       74,343     0.60%<F65>   2.83%<F65>       2.91%
Year Ended 1993            73,621     0.60%<F65>   2.12%<F65>       2.17%
Year Ended 1994            70,436     0.60%<F65>   2.23%<F65>       2.25%
Year Ended 1995            84,084     0.60%<F65>   3.36%<F65>       3.42%

 <F55> Commencement of operations.

 <F56> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of FIRMCO.

 <F57> Annualized for the period ended October 31, 1988.

 <F58> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and
 the period ended October 31, 1988 would have been 0.90%, 0.93%, 0.99%, 0.96%, 0.94%, 0.94%, 1.01% and 0.89%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the period ended October 31, 1988 would have been  5.06%, 3.11%, 2.28%, 3.46%, 5.84%, 7.38%, 8.25% and 6.90%,
 respectively.

 <F59> Not annualized for the period ended October 31, 1988.

 <F60> Annualized for the period ended October 31, 1991.

 <F61> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994, 1993, 1992 and the period ended October 31, 1991 would have been 0.69%, 0.85%, 0.87%, 0.88% and 0.98%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994, 1993, 1992 and the period ended October 31, 1991 would have been 5.29%, 3.16%, 2.37%, 3.28% and 4.99%, respectively.

 <F62> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994, 1993, 1992 and the period ended October 31, 1991 would have been 0.83%, 0.94%, 0.93%, 1.01% and 1.10%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994, 1993, 1992 and the period ended October 31, 1991 would have been 4.81%, 2.80%, 2.22%, 3.01% and 4.65%, respectively.

 <F63> Not annualized for the period ended October 31, 1991.

 <F64> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and
 the period ended October 31, 1988 would have been 0.75%, 0.88%, 0.93%, 0.94%, 0.95%, 1.01%, 1.06% and 0.86%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the period ended October 31, 1988 would have been  5.09%, 3.01%, 2.26%, 3.22%, 5.45%, 7.14%, 7.98% and 7.20%,
 respectively.

 <F65> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and
 the period ended October 31, 1988 would have been 0.84%, 0.93%, 0.98%, 1.05%, 1.08%, 1.26%, 1.30% and 1.30%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and for the period ended October 31,
 1988 would have been 3.12%, 1.90%, 1.74%, 2.38%, 3.89%, 4.76%, 5.12% and
 4.32%, respectively.


FINANCIAL                           Income From Investment Operations                            Less Distributions
HIGHLIGHTS                ------------------------------------------------------    -----------------------------------------------
                          Net Asset               Net Realized and
                            Value,        Net     Unrealized Gains    Total from   Dividends from     Distributions
                          Beginning   Investment   or (Losses) on     Investment   Net Investment         from           Total
                          of Period   Income<F70>    Securities       Operations       Income         Capital Gains  Distributions
                          ---------   ----------   ---------------    ----------   --------------    -------------- --------------
SHORT-TERM BOND MARKET
Dec. 29, 1989<F66>  through
  Oct. 31, 1990             $10.00       $0.66        $(0.21)           $0.45          $(0.66)            $ ---         $(0.66)
Year Ended 1991               9.79        0.73          0.54             1.27           (0.73)              ---          (0.73)
Year Ended 1992<F67>         10.33        0.64          0.29             0.93           (0.64)              (0.02)       (0.66)
Year Ended 1993              10.60        0.58          0.10             0.68           (0.58)              (0.14)       (0.72)
Year Ended 1994              10.56        0.56         (0.41)            0.15           (0.56)              (0.12)       (0.68)
Year Ended 1995              10.03        0.63          0.24             0.87           (0.62)              ---          (0.62)

INTERMEDIATE BOND MARKET
Jan. 5, 1993<F66> through
  Oct. 31, 1993              10.00        0.40          0.45             0.85           (0.40)              ---          (0.40)
Year Ended 1994              10.45        0.51         (0.69)           (0.18)          (0.51)              (0.09)       (0.60)
Year Ended 1995               9.67        0.62          0.53             1.15           (0.61)              ---          (0.61)

TAX-EXEMPT INTERMEDIATE
  BOND
Feb. 8, 1993<F66> through
  Oct. 31, 1993              10.00        0.27          0.26             0.53           (0.27)              ---          (0.27)
Year Ended 1994              10.26        0.41         (0.48)           (0.07)          (0.41)              ---          (0.41)
Year Ended 1995               9.78        0.44          0.46             0.90           (0.44)              ---          (0.44)

BOND IMMDEX/TM
Dec. 29, 1989<F66> through
  Oct. 31, 1990              25.00        1.67         (0.66)            1.01           (1.49)              ---          (1.49)
Year Ended 1991              24.52        1.85          1.98             3.83           (1.85)              ---          (1.85)
Year Ended 1992<F67>         26.50        1.75          0.96             2.71           (1.76)              (0.14)       (1.90)
Year Ended 1993              27.31        1.68          1.83             3.51           (1.70)              (0.21)       (1.91)
Year Ended 1994              28.91        1.65         (2.74)           (1.09)          (1.65)              (0.50)       (2.15)
Year Ended 1995              25.67        1.74          2.29             4.03           (1.84)              (0.04)       (1.88)

FINANCIALSupplemental Data and Ratios
HIGHLIGHTS (CONTINUED)                                                               Ratio of Net
                            Net Asset                   Net          Ratio of Net     Investment
                              Value,                  Assets,        Expenses to      Income to          Portfolio
                               End        Total        End of        Average Net     Average Net          Turnover
                            of Period  Return<F69> Period (000s)     Assets<F68>     Assets<F68>            Rate
                            ---------    --------  -------------     ------------     ----------         ---------
SHORT-TERM BOND MARKET
Dec. 29, 1989<F66>through
  Oct. 31, 1990              $ 9.79         4.64%  $ 22,731              0.60%<F71>      7.93%<F71>         57.40%
Year Ended 1991               10.33        13.39%    63,183              0.60%<F71>      7.13%<F71>         66.80%
Year Ended 1992<F67>          10.60         9.28%   129,409              0.60%<F71>      6.00%<F71>         82.20%
Year Ended 1993               10.56         6.70%   142,518              0.52%<F71>      5.53%<F71>         87.62%
Year Ended 1994               10.03         1.46%   122,368              0.50%<F71>      5.43%<F71>         76.13%
Year Ended 1995               10.28         8.95%    94,959              0.50%<F71>      6.23%<F71>        100.58%

INTERMEDIATE BOND MARKET
Jan. 5, 1993<F66> through
  Oct. 31, 1993               10.45         8.58%    56,794              0.50%<F72>      4.65%<F72>         82.37%
Year Ended 1994                9.67        (1.73%)   88,306              0.50%<F72>      5.19%<F72>         56.25%
Year Ended 1995               10.21        12.25%   128,941              0.50%<F72>      6.26%<F72>         66.69%

TAX-EXEMPT INTERMEDIATE BOND
Feb. 8, 1993<F66> through
  Oct. 31, 1993               10.26         5.36%    23,866              0.59%<F73>      3.75%<F73>          3.23%
Year Ended 1994                9.78        (0.73%)   26,167              0.60%<F73>      4.04%<F73>         58.54%
Year Ended 1995               10.24         9.38%    27,595              0.51%<F73>      4.45%<F73>         44.13%

BOND IMMDEX/TM
Dec. 29, 1989<F66> through
  Oct. 31, 1990               24.52         4.21%    44,241              0.50%<F74>      8.10%<F74>        111.28%
Year Ended 1991               26.50        16.16%    90,034              0.50%<F74>      7.85%<F74>        131.69%
Year Ended 1992<F67>          27.31        10.49%   181,421              0.50%<F74>      6.92%<F74>         37.72%
Year Ended 1993               28.91        13.30%   260,486              0.50%<F74>      6.10%<F74>         81.18%
Year Ended 1994               25.67        (3.89%)  256,778              0.48%<F74>      6.14%<F74>         49.70%
Year Ended 1995               27.82        16.26%   290,274              0.44%<F74>      6.51%<F74>         41.67%

<F66> Commencement of operations.

<F67> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of
FIRMCO.

<F68> Annualized for the period ended October 31, 1990 for the Short-Term Bond Market and Bond IMMDEX/TM Funds and for the period ended October 31, 1993 for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.

<F69> Not annualized for the period ended October 31, 1990 for the Short-Term Bond Market and Bond IMMDEX/TM Funds and for the
period  ended October 31, 1993 for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.

<F70> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from federal income tax.

<F71> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994, 1993,
1992, 1991 and the period ended October 31, 1990 would have been 0.91%, 0.90%, 0.90%, 0.93%, 0.97% and 1.17%, respectively; and
ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been 5.82%, 5.03%, 5.15%, 5.67%, 6.76% and 7.36%, respectively.

<F72> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994 and the period ended October 31, 1993 would have been 0.79%, 0.78% and 0.89%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994, and the period ended October 31, 1993 would have been 5.97%, 4.91%
and 4.26%, respectively.

<F73> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994 and the period ended October 31, 1993 would have been 1.00%, 0.98% and 1.28%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994 and the period ended October 31, 1993 would have been 3.96%, 3.67%
and 3.07%, respectively.

<F74> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994, 1993,
1992, 1991 and the period ended October 31, 1990 would have been 0.51%, 0.51%, 0.52%, 0.56%, 0.60% and 0.65%, respectively; and
ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been 6.44%, 6.10%, 6.08%, 6.86%, 7.75% and 7.94%, respectively.



FINANCIAL                                Income from Investment Operations                           Less Distributions
HIGHLIGHTS                  -------------------------------------------------------  ---------------------------------------------
                            Net Asset                Net Realized and
                             Value,         Net      Unrealized Gains   Total from    Dividends from    Distributions
                            Beginning    Investment   or (Losses) on    Investment    Net Investment        from          Total
                            of Period      Income       Securities      Operations        Income        Capital Gains  Distributions
                            ---------    ----------   --------------    ----------    ---------------   -------------  -------------

BALANCED
Mar. 30, 1992 <F75>through
  Oct. 31, 1992               $20.00       $0.28          $ 0.44          $ 0.72          $(0.23)          $ ---          $(0.23)
Year Ended 1993                20.49        0.47            2.27            2.74           (0.47)            ---           (0.47)
Year Ended 1994                22.76        0.44           (0.66)          (0.22)          (0.44)            ---           (0.44)
Year Ended 1995                22.10        0.53            3.78            4.31           (0.51)            ---           (0.51)

GROWTH AND INCOME
Dec. 29, 1989<F75> through
  Oct. 31, 1990                20.00        0.69           (2.05)          (1.36)          (0.65)            ---           (0.65)
Year Ended 1991                17.99        0.79            3.75            4.54           (0.81)            ---           (0.81)
Year Ended 1992                21.72        0.69            0.56            1.25           (0.70)            ---           (0.70)
Year Ended 1993<F77>           22.27        0.56            1.63            2.19           (0.57)            (0.19)        (0.76)
Year Ended 1994                23.70        0.43           (0.03)          (0.40)          (0.42)            (0.59)        (1.01)
Year Ended 1995                23.09        0.42            5.14            5.56           (0.42)            (0.60)        (1.02)

EQUITY INDEX
Dec. 29, 1989<F75> through
  Oct. 31, 1990                25.00        0.59           (3.41)          (2.82)          (0.55)            ---           (0.55)
Year Ended 1991                21.63        0.73            6.31            7.04           (0.74)            (0.06)        (0.80)
Year Ended 1992<F76>           27.87        0.73            1.86            2.59           (0.73)            (0.01)        (0.74)
Year Ended 1993                29.72        0.75            3.32            4.07           (0.75)            ---           (0.75)
Year Ended 1994                33.04        0.77            0.35            1.12           (0.75)            ---           (0.75)
Year Ended 1995                33.41        0.76            7.71            8.47           (0.74)            (0.06)        (0.80)

MIDCORE GROWTH
Dec. 29, 1992<F75> through
  Oct. 31, 1993                20.09        0.09            1.32            1.41           (0.10)            ---           (0.10)
Year Ended 1994                21.40        0.06            0.06            0.12           (0.05)            ---           (0.05)
Year Ended 1995                21.47        0.03            4.16            4.19           (0.05)            ---           (0.05)

SPECIAL GROWTH
Dec. 28, 1989<F75> through
  Oct. 31, 1990                20.00        0.22           (2.30)          (2.08)          (0.20)            ---           (0.20)
Year Ended 1991                17.72        0.27           10.34           10.61           (0.28)            ---           (0.28)
Year Ended 1992<F76>           28.05        0.17            2.18            2.35           (0.18)            (1.72)        (1.90)
Year Ended 1993                28.50        0.07            4.47            4.54           (0.08)            (0.62)        (0.70)
Year Ended 1994                32.34        0.04            0.85            0.89           (0.04)            ---           (0.04)
Year Ended 1995                33.19        0.00            8.49            8.49           ---               (0.21)       (0.21)

INTERNATIONAL EQUITY
Apr. 28, 1994<F75> through
  Oct. 31, 1994                20.00         0.04          (0.05)           (0.01)         ---               ---           ---
Year Ended 1995                19.99         0.12          (0.87)           (0.75)         (0.04)            (0.01)         (0.05)


FINANCIAL   Supplemental Data and Ratios
HIGHLIGHTS (CONTINUED)                                                                   Ratio of Net
                             Net Asset                    Net            Ratio of Net     Investment
                               Value                    Assets,          Expenses to      Income to         Portfolio
                                End          Total       End of          Average Net     Average Net        Turnover
                             of Period    Return<F78>Period (000s)       Assets<F79>     Assets<F79>          Rate
                             ---------      -------  -------------       -----------     -----------        ---------
BALANCED
Mar. 30, 1992<F75> through
  Oct. 31, 1992               $20.49         3.72%   $ 45,653                0.75%<F80>     2.48%<F80>       29.04%
Year Ended 1993                22.76        13.49%     82,099                0.75%<F80>     2.24%<F80>       71.60%
Year Ended 1994                22.10        (0.93%)    94,657                0.75%<F80>     2.03%<F80>       59.77%
Year Ended 1995                25.90        19.79%    104,552                0.75%<F80>     2.24%<F80>       61.87%

GROWTH AND INCOME
Dec. 29, 1989<F75> through
  Oct. 31, 1990                17.99        (6.96%)    65,741                0.74%<F81>     4.39%<F81>       49.85%
Year Ended 1991                21.72        25.63%    103,414                0.75%<F81>     3.93%<F81>       28.05%
Year Ended 1992                22.27         5.82%    135,713                0.75%<F81>     3.16%<F81>       31.25%
Year Ended 1993<F77>           23.70         9.93%    160,704                0.88%<F81>     2.44%<F81>       86.24%
Year Ended 1994                23.09         1.84%    164,053                0.90%<F81>     1.89%<F81>       56.85%
Year Ended 1995                27.63        25.00%    162,752                0.90%<F81>     1.70%<F81>       47.85%

EQUITY INDEX
Dec. 29, 1989<F75> through
  Oct. 31, 1990                21.63       (11.46%)    35,569                0.49%<F81>     3.01%<F82>        9.09%
Year Ended 1991                27.87        32.90%     51,481                0.50%<F82>     2.82%<F82>        1.38%
Year Ended 1992<F76>           29.72         9.36%     81,070                0.50%<F82>     2.48%<F82>        5.50%
Year Ended 1993                33.04        13.79%     83,820                0.50%<F82>     2.32%<F82>       13.78%
Year Ended 1994                33.41         3.51%    107,563                0.50%<F82>     2.38%<F82>       13.28%
Year Ended 1995                41.08        26.02%    138,106                0.46%<F82>     2.34%<F82>        4.61%

MIDCORE GROWTH
Dec. 29, 1992<F75> through
  Oct. 31, 1993                21.40         7.53%     84,467                0.89%<F83>     0.57%<F83>       46.29%
Year Ended 1994                21.47         0.56%    113,197                0.88%<F83>     0.30%<F83>       33.24%
Year Ended 1995                25.61        19.55%    134,428                0.90%<F83>     0.13%<F83>       49.84%

SPECIAL GROWTH
Dec. 28, 1989<F75> through
  Oct. 31, 1990                17.72       (10.47%)    39,179                0.74%<F84>     1.41%<F84>       41.79%
Year Ended 1991                28.05        60.23%     96,017                0.75%<F84>     1.10%<F84>       48.39%
Year Ended 1992<F76>           28.50         8.86%    205,207                0.76%<F84>     0.65%<F84>       31.94%
Year Ended 1993                32.34        16.15%    347,130                0.88%<F84>     0.24%<F84>       58.80%
Year Ended 1994                33.19         2.77%    395,584                0.89%<F84>     0.13%<F84>       69.74%
Year Ended 1995                41.47        25.79%    434,228                0.90%<F84>     0.00%<F84>       79.25%

INTERNATIONAL EQUITY
Apr. 28, 1994<F75> through
  Oct. 31, 1994                19.99        (0.05%)    23,756                1.49%<F85>     0.44%<F85>        6.55%
Year Ended 1995                19.19        (3.75%)    31,187                1.50%<F85>     0.66%<F85>        15.12%

<F75> Commencement of operations.

<F76> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of
FIRMCO.

<F77> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affiliate of
FIRMCO.

<F78> Not annualized for the period ended October 31, 1990 for the Growth and Income, Equity Index and Special Growth Funds, for
the period ended October 31, 1992 for the Balanced Fund, for the period ended October 31, 1993 for the MidCore Growth Fund and for the period ended October 31, 1994 for the International Equity Fund.

<F79> Annualized for the period ended October 31, 1990 for the Growth and Income, Equity Index and Special Growth Funds, for the
period ended October 31, 1992 for the Balanced Fund, for the period ended October 31, 1993 for the MidCore Growth Fund and for the
period ended October 31, 1994 for the International Equity Fund.

<F80> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994, 1993 and the period ended October 31, 1992 would have been 1.06%, 1.05%, 1.12% and 1.13%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994, 1993 and the period ended October 31, 1992 would have been 1.93%, 1.73%, 1.87% and 2.10%, respectively.

<F81> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994, 1993,
1992, 1991 and the period ended October 31, 1990 would have been 1.01%, 1.01%, 1.02%, 1.03%, 1.04% and 1.06%, respectively; and
ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been 1.59%, 1.78%, 2.30%, 2.88%, 3.64% and 4.07%, respectively.

<F82> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994, 1993,
1992, 1991 and the period ended October 31, 1990 would have been 0.53%, 0.57%, 0.56%, 0.60%, 0.63% and 0.70%, respectively; and
ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been 2.27%, 2.31%, 2.26%, 2.39%, 2.69% and 2.80%, respectively.

<F83> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994 and the period ended October 31, 1993 would have been 1.02%, 1.00% and 1.08%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994 and the period ended October 31, 1993 would have been 0.01%, 0.19%
and 0.39%, respectively.

<F84> Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1995, 1994, 1993,
1992, 1991 and the period ended October 31, 1990 would have been 0.98%, 0.98%, 1.01%, 1.02%, 1.06% and 1.13%, respectively; and
ratios of net investment income to average net assets for the fiscal years ended October 31, 1995, 1994, 1993, 1992, 1991 and the period ended October 31, 1990 would have been (0.08)%, 0.04%, 0.11%, 0.39%, 0.79% and 1.02%, respectively.

<F85> Without fees waived, ratios of net expenses to average net assets for the fiscal year ended October 31, 1995 and the period ended October 31, 1994 would have been 2.65% and 2.85%, respectively; and ratios of net investment income to average net assets for the fiscal year ended October 31, 1995 and the period ended October 31, 1994 would have been (0.49)% and (0.92)%, respectively.



INVESTMENT OBJECTIVES AND POLICIES
                 The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives. You may want to pursue more than one objective by investing in more than one of the Portico Funds. You are reminded that there are risks in an investment in the Funds and there can be no assurance that each Fund's investment objective will be attained. An investor should not consider an investment in any individual Fund to be a complete investment program.

MONEY MARKET FUNDS
Money Market Fund
and Institutional
Money Market Fund
                 The investment objective of the Money Market Fund and the Institutional Money Market Fund is to seek to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing its investment objective, each Fund will invest, during normal market conditions, at least 80% of its assets in debt obligations with remaining maturities of thirteen months or less as determined in accordance with the rules of the Securities and Exchange Commission ("SEC"). Each Fund may purchase a broad range of government, bank and commercial obligations that are available in the money markets.

                 The Money Market Fund and the Institutional Money Market Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board of Directors (the "Board of Directors") of Portico Funds, Inc. ("Portico" or the "Company"). First Tier Eligible Securities consist of (1) securities that either (a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO), or (b) are issued by issuers with such ratings, and (2) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Directors. The Appendix to the Statement of Additional Information includes a description of applicable NRSRO ratings. The following descriptions illustrate the types of instruments in which each Fund invests.

                 The Money Market Fund and the Institutional Money Market Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the value of the Fund's total assets at the time of investment. Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

                 Each Fund may purchase commercial paper, including asset-backed commercial paper, and corporate bonds with remaining maturities of thirteen months or less which meet the Fund's quality requirements set forth above.

                 The Money Market Fund and the Institutional Money Market Fund may purchase variable and floating rate instruments, which may have a stated maturity in excess of thirteen months but will permit each Fund to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Issues of unrated variable and floating rate instruments will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. An active secondary market may not exist, however, with respect to particular variable and floating rate instruments, and usually will not exist with respect to variable amount master demand notes. The absence of a secondary market could make it difficult for the Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods that the Fund could not exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

                 The Money Market Fund and the Institutional Money Market Fund may agree to purchase U.S. Government obligations from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller, and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of the adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in less than one year. Each Fund may also purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Each Fund may also purchase stripped U.S. Government obligations and Government-backed trusts. For further discussion of U.S. Government obligations and stripped securities, see "Other Investment Information - Government Obligations."

                 The Money Market Fund and the Institutional Money Market Fund may acquire certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the instrument to present minimal credit risks. For a discussion of the inherent risks of foreign securities, see "Other Investment Information - Foreign Securities."

U.S. Treasury
Money Market Fund
and U.S. Government
Money Market Fund
                 The investment objective of the U.S. Treasury Money Market Fund is to seek to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value. The Fund seeks to achieve its objective by investing in securities with remaining maturities of thirteen months or less (as determined in accordance with SEC rules) that are issued or guaranteed as to principal and interest by the U.S.Treasury (bills, certificates of indebtedness, notes and bonds).
                 However, under extraordinary circumstances, such as when U.S. Treasury securities are unavailable, the Fund may temporarily hold cash.

                 The investment objective of the U.S. Government Money Market Fund is to seek to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations). The Fund seeks to achieve its objective by investing primarily in obligations with remaining maturities of thirteen months or less (as determined in accordance with SEC rules) that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in U.S. Government obligations. Such U.S. Government obligations may include Treasury bills, certificates of indebtedness, notes and bonds, as well as issues of agencies and instrumentalities of the U.S. Government, including obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Trust Corporation and Tennessee Valley Authority. The U.S. Government Money Market Fund may also purchase stripped U.S. Government Obligations and Government backed trusts. For further discussion of U.S. Government obligations, see "Other Investment Information - Government Obligations."
                 The U.S. Government Money Market Fund may enter into repurchase agreements with financial institutions. See "Money Market Fund and Institutional Money Market Fund" above for a discussion of repurchase agreements.

                 Although substantially all of the instruments acquired by the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund will be U.S. Government obligations (or repurchase agreements collateralized by such obligations), shares of the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund are not themselves issued or guaranteed by any government agency. U.S. Government obligations that have stated maturities in excess of thirteen months but have variable or floating interest rates may be acquired by the Funds in accordance with SEC rules.

Tax-Exempt Money Market Fund
                 The investment objective of the Tax-Exempt Money Market Fund is to seek to provide a high level of current income that is exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing this investment objective, the Fund invests in a diversified portfolio of debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political sub divisions ("Municipal Obligations") which meet the Fund's quality requirements set forth below. During normal market conditions, the Fund will invest at least 80% of its assets in Municipal Obligations with remaining maturities of thirteen months or less as determined in accordance with SEC rules. The Tax-Exempt Money Market Fund will purchase only Municipal Obligations that are First Tier Eligible Securities as defined above under "Money Market Fund and Institutional Money Market Fund."

                 Municipal Obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations. See "Other Investment Information - Foreign Securities."

                 Municipal Obligations purchased by the Tax-Exempt Money Market Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund's Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and may re-sell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

                 From time to time on a temporary defensive basis due to market conditions, the Tax-Exempt Money Market Fund may hold uninvested cash reserves or invest in short-term taxable money market obligations that are permissible investments for the Money Market Fund, in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's total assets at the time of purchase.

                 The two principal classifications of Municipal Obligations which may be held by the Tax-Exempt Money Market Fund are "General Obligation" securities and "Revenue" securities. General Obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" if the interest paid thereon is exempt (subject to federal alternative minimum tax) from federal income tax. (The Fund, however, does not currently intend to acquire private activity bonds that are subject to the federal alternative minimum tax.) Private activity bonds are in most cases Revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.

                 The Tax-Exempt Money Market Fund may also acquire "Moral Obligation" securities, which are normally issued by special purpose public authorities. If the issuer of Moral Obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                 The Tax-Exempt Money Market Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase or sell securities on a "forward commitment" basis. For more information, see "Other Investment Information - When Issued Purchases and Forward Commitments."

                 The Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

                 Although the Tax-Exempt Money Market Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations, the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks represented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, payment of Municipal Obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted Municipal Obligations.

                 Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither Portico nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

BOND FUNDS                Comparison of Portico Bond Funds
     Short-Term                                                 Full-Term Bond
     Bond Fund               Intermediate Bond Funds                 Fund
 ------------------    -----------------------------------      --------------
      Portico              Portico               Portico             Portico
     Short-Term          Intermediate          Tax-Exempt             Bond
  Bond Market Fund    Bond Market Fund   Intermediate Bond Fund  IMMDEX/TM Fund
   The Benchmark:       The Benchmark:       The Benchmark:      The Benchmark:
Lehman Bros. 1-3 Yr.     Lehman Bros.      Lehman Bros. 5-Year     Lehman Bros
 Gov't./Corp. Bond       Intermediate     General Obligation   Gov't./Corp.Bond
      Index       Gov't./Corp. Bond Index     Bond Index             Index
  Average Quality      Average Quality      Average Quality     Average Quality
       <F86>                 <F86>                <F86>               <F86>
  of Holdings-AA        of Holdings-AA      of Holdings-AAA      of Holdings-AA
  Average Maturity     Average Maturity     Average Maturity    AverageMaturity
     2.9 Years            4.4 Years             5.1 Years           9.4 Years
 1.7 Years Duration  3.2 Years Duration  4.2 Years Duration   5.1 Years Duration

Lehman Brothers is neither a sponsor of nor in any way affiliated with Portico Funds.

Average quality, maturity, and duration reflect the portfolios as of October 31, 1995, and will change from time to time in connection with the management of the portfolios pursuant to the policies described in this Prospectus.

<F86>Dollar-weighted average quality of portfolio securities held by the
Funds.

TAXABLE BOND FUNDS
Short-Term Bond
Market Fund
Intermediate Bond
Market Fund
Bond IMMDEX/TM Fund
                 Investment Objectives. The Short-Term Bond Market Fund seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 Year Government/Corporate Bond Index (the "Lehman 1-3 Gov't./Corp."). The Intermediate Bond
                 Market Fund seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index (the "Lehman Intermediate Gov't./Corp."). The Bond IMMDEX/TM Fund seeks to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers
                 Government/Corporate Bond Index (the "Lehman
                 Gov't./Corp.").

                 Each Fund will attempt to achieve its objective by maintaining a comparable duration to that of its benchmark index, and may invest a substantial portion of its assets in securities that are not included in its benchmark index. The Funds, therefore, are not "index" funds, which typically hold only securities that are included in the indices they attempt to replicate.

                 Description of Bond Indices. The bond indices are market value weighted total return indices measuring both the principal price changes of and income provided by the underlying universe of securities that comprise the respective index. The bond indices are intended to measure performance of their respective fixed-rate debt market over given time intervals and differ with respect to the maturity range of securities included. Each index is comprised of U.S. Treasury, U.S. Government agency, dollar denominated debt of certain foreign, sovereign or supranational entities and investment grade corporate debt obligations satisfying the following criteria as defined by Lehman Brothers:

                 - Fixed-rate debt (as opposed to variable-rate debt);
                 - At least one year until maturity;
                 - Minimum outstanding par value of $100 million;
                 - Minimum quality rating of Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard and Poor's Rating Group ("S&P"), or BBB by Fitch Investors Service, Inc. ("Fitch"); and

                 Lehman 1-3 Gov't./Corp.
                 - From one to three years remaining until maturity. Lehman Intermediate Gov't./Corp.
                 - From one to ten years remaining until maturity. Lehman Gov't./Corp.
                 - From one to thirty years or more remaining until maturity.

                 As of October 31, 1995, 878 issues were included in the Lehman 1-3 Gov't./Corp. representing $965 billion in market value; 3,253 issues were included in the Lehman Intermediate Gov't./Corp. representing $2.27 trillion in market value; and 4,615 issues were included in the Lehman Gov't./Corp. representing $3.16 trillion in market value.

                 Investment Techniques. In constructing and maintaining each Fund's portfolio, the Adviser attempts to maintain an overall interest rate sensitivity equivalent to its respective bond index and is intended to produce an annual rate of total return, before Fund expenses, comparable to that of the respective bond index. These techniques are used in conjunction with traditional methods of investment management that rely on economic, financial and market analysis to select portfolio investments.

                 The approach employed by the Adviser in managing each Fund's portfolio is to define and measure the various duration characteristics of each bond index. "Duration" is a term used to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed-income instrument or a portfolio of instruments. For example, the duration of a five-year zero coupon bond which pays no interest or principal until the maturity of the bond is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semiannually and matures in five years will have a duration of less than five years reflecting the semiannual cash flows resulting from coupon payments.

                 Duration generally defines the effect of interest rate changes on bond prices. However, for large interest rate changes (generally changes of 1% or more) this measure will not completely explain the interest rate sensitivity of a bond.

                 Application of Investment Techniques. The Adviser will select securities for each Fund's portfolio based upon their expected contribution to the portfolio's overall duration and total return as compared to each bond index. The Adviser expects that typically each Fund will hold less than 100 securities that in the aggregate have similar price sensitivities or durations as the respective bond index. Although the Adviser expects that as a general matter a significant percentage of the securities acquired by each Fund will also be securities that are included in the respective bond index, each Fund may invest more than 50% of its total assets in securities that are not so included.

                 In order to reduce a negative deviation in return between each Fund and the respective bond index, each Fund will normally attempt to be fully invested. The Adviser may engage in practices that are intended to achieve an enhanced return, before Fund expenses, over the respective bond index. As indicated above, each Fund will hold only a percentage of the large number of issues included in its respective bond index. In addition, a Fund may hold securities which are not included in its respective bond index, including stripped government, asset-backed and mortgage-backed obligations, collateralized mortgage obligations, medium-term notes and Eurobonds, among others. This permits the Adviser to engage in sampling and other strategies that are designed to achieve an enhanced incremental gross return above the return on the respective bond index. For example, the Adviser may, in light of current changes in market conditions, "swap" portfolio securities whereby a bond or a group of bonds is sold and another bond or group of bonds is bought that has similar duration characteristics but, in the Adviser's opinion, a higher expected return. Furthermore, the percentage mix of government and corporate issues held by a Fund will differ from the percentage included in its respective bond index whenever, in the Adviser's judgment, such a mix is desirable. Moreover, the average quality of bonds held by each Fund (which is expected to be at least the second highest rating category - AA by S&P or Aa by Moody's) may vary from the average quality of bonds included in its respective bond index, and in selecting among the various securities available for investment by a Fund the Adviser will make its own creditworthiness determinations. These and other practices, although intended to result in a positive incremental return in favor of a Fund, may instead result in a negative deviation.

                 In an effort to make a Fund's duration and return comparable to those of its respective bond index, the Adviser will continue to monitor a Fund's portfolio and market changes in accordance with procedures established by the Adviser under the supervision of the Board of Directors. It should be recognized, however, that while the sensitivity of a Fund's portfolio to interest rate changes is expected to be similar to that of its respective bond index, because of the smaller number of issues held by a Fund, material events affecting a Fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of a Fund to a greater degree than such events will influence its respective bond index and may prevent a Fund from attaining its investment objective for particular periods. In the event the performance of a Fund is not comparable to the performance of its respective bond index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures.

                 Each Fund's policy is to invest at least 65% of the total value of its assets in a broad range of corporate, government, government agencies, stripped government, asset-backed and mortgage-backed and collateralized mortgage obligations during normal market conditions, as described in greater detail below. The durations of a Fund will be similar to its respective bond index during normal market conditions. In addition, the dollar-weighted average portfolio maturity of each Fund's portfolio will be more than one year but less than three years for the Short-Term Bond Market Fund; more than three years but less than ten for the Intermediate Bond Market Fund; and greater than five years for the Bond IMMDEX/TM Fund during normal market conditions. Debt obligations acquired by each Fund will be "investment grade" at the time of purchase, that is, obligations rated within the four highest rating categories by S&P (AAA, AA, A and BBB), Moody's (Aaa, Aa, A and Baa) or other nationally recognized rating agencies or obligations that are unrated but determined by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and market risk than higher rated securities. As a result, the market value of these securities may be expected to fluctuate more than those of securities with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are non-investment grade as a result of these events that exceed 5% of the Fund's net assets. See Appendix A to the Statement of Additional Information for a description of applicable debt ratings.

                 Each Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a separate account of the insurance company which has been segregated from the general assets of the issuer. The insurance company then pays to the Fund at the end of the contract an amount equal to the cash contributions adjusted for the total return of an index. A GIC is a separate account obligation of the issuing insurance company. The Fund will only purchase GICs from issuers which, at the time of purchase, are rated A or higher by Moody's or S&P, have assets of $1 billion or more and meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Fund to be subject to the 10% limitation on illiquid investments described under "Other Investment Information." Generally, a GIC allows a purchaser to buy an annuity with the money accumulated under the contract; however, the Fund will not purchase any such annuities.

                 The Funds may invest in certain other securities not contained in the indices such as options, futures, repurchase agreements and other cash market instruments. See "Other Investment Information."

                 The value of each Fund's portfolio, as is generally the case with each bond index, can be expected to vary inversely from changes in prevailing interest rates.

Tax-Exempt Intermediate Bond Fund
                 The investment objective of the Tax-Exempt Intermediate Bond Fund is to seek to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. The Fund will invest primarily in investment grade intermediate-term municipal obligations issued by state and local governments exempt from federal income tax. In pursuing its investment objective, the Fund invests in a diversified portfolio of Municipal Obligations (as defined above under "Tax-Exempt Money Market Fund"). As a fundamental policy, the Fund will invest at least 80% of its net assets in securities, the interest on which is exempt from regular federal income and alternative minimum taxes, except during defensive periods. (See "Investment Limitations.") The Fund intends to maintain an average weighted maturity between three and ten years. There is no limit on the maturity of any individual security in the Fund.

                 For a discussion of "General Obligation," "Revenue" and "Moral Obligation" securities, see "Tax-Exempt Money Market Fund" above.

                 Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations, the issuers of which are located in the same state or the interest on which is paid solely from revenues of similar projects. For a discussion of the risks involved with concentrating in such types of investments, see "Tax-Exempt Money Market Fund."

                 Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

                 Municipal Obligations purchased by the Fund will be investment grade at the time of purchase. See "Taxable Bond Funds - Application of Investment Techniques" above for a description of "investment grade securities." The Fund may also purchase Municipal Obligations which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser or have comparable ratings from other nationally recognized rating agencies. The Fund may also acquire municipal notes and other short-term obligations rated SP-1 by S&P, or MIG-1 by Moody's; tax-exempt commercial paper rated A-1 or higher by S&P, or VMIG-1 by Moody's. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency and that exceed 5% of the Fund's net assets. As indicated, the Fund's cash balances may be invested in short-term municipal notes and tax-exempt commercial paper, as well as municipal bonds with remaining maturities of thirteen months or less and securities issued by other investment companies which invest in high quality, short-term municipal debt securities. Except during temporary defensive periods, at least 65% of the Fund's total assets will be invested in bonds and debentures. The value of the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates.

                 Municipal Obligations purchased by the Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund's Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to investment grade. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and has the right to resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

                 In addition, from time to time, on a temporary defensive basis due to market conditions, the Fund may hold without any limitation uninvested cash reserves and invest without any limitations in high quality short-term taxable money market obligations in such proportions as in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. See "Other Investment Information - Money Market Instruments" below. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's net assets at the time of purchase.

                 The Fund may purchase put options on Municipal Obligations. A put gives the Fund the right to sell a Municipal Obligation at a specified price at any time before a specified date. A put will be sold, transferred or assigned only with the related Municipal Obligation. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

                 The Fund may also acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. See "Tax-Exempt Money Market Fund" for a description of stand-by commitments.

                 In addition, the Fund may acquire municipal lease obligations which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interest in the lease-purchase payments made. The Adviser determines and monitors the liquidity of municipal lease obligations (including certificates of participation) under guidelines approved by the Board of Directors requiring the Adviser to evaluate the credit quality of such obligations and report on the nature of and the Fund's trading experience in the municipal lease market. Under the guidelines, municipal lease obligations that are not readily marketable and transferable are treated as illiquid. The Fund will not knowingly invest more than 10% of the value of its net assets in securities, including municipal leases, that are illiquid.

EQUITY FUNDS

Balanced Fund    Investment Objective. The investment objective of the
                 Balanced Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. The Fund seeks to achieve its objective through a policy of diversified investments in fixed-income and equity securities. Equity securities will be selected on the basis of their potential for capital appreciation. Current income will not be a significant consideration in the selection of equity securities. Fixed-income securities will be selected in an effort to provide an annual rate of total return with respect to the fixed-income portion of the Fund's portfolio that is similar to the annual rate of total return of the Lehman Brothers Government/Corporate Bond
                 Index on a consistent basis. In investing in fixed-income securities, the Adviser will use specialized quantitative investment techniques. (For a description of the Lehman
                 Brothers Government/Corporate Bond Index see "Bond Funds
                 - Description of Bond Indices." For a description of the specialized quantitative investment techniques see
                 "Investment Techniques" below).

                 The Fund's policy is to invest at least 25% of the value of its total assets in fixed-income senior securities and at least 50% and no more than 65% in equity securities at all times. The actual percentage of assets invested in fixed-income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

                 Investment Techniques. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in sponsored American Depository Receipts, in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks. In addition, the Fund may invest in domestic securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.

                 The Fund generally invests in companies that the Adviser considers to be well managed and to have "attractive fundamental financial characteristics." Attractive fundamental financial characteristics include, among other factors, low debt, return on equity substantially above the market average and consistent revenue and earnings per share growth over the prior three to five years. Companies in which the Fund may make equity investments generally will have stock market capitalizations between $100 million and $10 billion. The median stock market capitalization is generally anticipated to be between $1 billion and $3 billion and the weighted average stock market capitalization is generally anticipated to be between $1.5 billion and $5 billion. Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with larger or smaller market capitalizations.

                 In constructing and maintaining the fixed-income portion of the portfolio, the Adviser attempts to achieve an annual rate of total return, before Fund expenses, comparable to that of the Lehman Brothers Government/Corporate Bond Index. See "Bond Funds - Description of Bond Indices." Specialized structured investment management techniques are used in conjunction with traditional methods of investment management that rely on economic, financial and market analysis to select portfolio investments.

                 Fixed-income securities purchased by the Fund may include a broad range of corporate, government, government agency, stripped government, asset-backed and mortgage-backed obligations. The Fund may purchase fixed-income securities without regard to any maturity limitation.

                 Debt obligations acquired by the Fund will be investment grade, as described above under "Taxable Bond Funds - Application of Investment Techniques," at the time of purchase, or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

Growth and Income Fund
                 Investment Objective. The investment objective of the Growth and Income Fund is to seek both reasonable income and long-term capital appreciation. In seeking to obtain "reasonable income," the Fund will emphasize income-producing securities.

                 Common stocks purchased by the Fund will be selected primarily from a universe of domestic companies that have established dividend-paying histories. During normal market conditions, at least 50% of the Fund's net assets will be invested in income-producing equity securities and each company initially selected for inclusion in the Fund's portfolio must pay a current dividend. In addition to dividend considerations, the Fund generally invests in medium- to large-sized companies with stock market capitalizations over $750 million that the Adviser considers to be well managed and to have attractive fundamental financial characteristics. See "Balanced Fund" for a description of "attractive fundamental financial characteristics." The Fund may also invest a portion of its assets, not to exceed 20% at the time of purchase, in companies with smaller market capitalizations. The median stock market capitalization is generally expected to be between $2 billion and $3 billion and the weighted average stock market capitalization between $9 billion and $12 billion.

                 In addition to investments in common stocks, the Fund may invest in bonds, notes, debentures and preferred stocks convertible into common stocks but only to the extent that those securities also provide a current interest or dividend payment stream. Although convertible securities frequently have speculative characteristics and may be acquired by the Fund without regard to minimum quality ratings, the Fund intends to invest less than 5% of its net assets in non-investment grade securities. Up to 25% of the Fund's total assets may be invested, either directly or through sponsored American Depository Receipts, in the securities of foreign issuers. The Fund may also purchase put and call options, sell covered call options and enter into transactions involving futures contracts and options on futures as described later in this Prospectus.

                 The Fund may, to the extent consistent with its investment objective, purchase nonconvertible debt securities. Such debt obligations acquired by the Fund will be investment grade, as described above under "Taxable Bond Funds - Application of Investment Techniques," at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

Equity Index Fund
                 Investment Objective. The investment objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P 500 Index.

                 In seeking to attain its investment objective, the Fund uses the S&P 500 Index as the standard performance comparison because it represents approximately two-thirds of the total market value of all domestic common stocks and is well known to investors. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a statistical basis, and the S&P 500 Index is heavily weighted toward stocks with large market capitalizations. The S&P 500 Index and the Equity Index Fund currently have a median stock market capitalization of $4.7 billion and a weighted average stock market capitalization of $21 billion. Standard & Poor's makes no representation or warranty, implied or express, to the purchasers of Fund shares, or any member of the public, regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance.

                 Portfolio Management. Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. Index funds such as the Equity Index Fund are not managed in this manner, however. Instead, with the aid of a computer program, the Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P 500 Index, taking into account redemptions, sales of additional Fund shares and other adjustments as described below.

                 The Fund does not expect to hold at any particular time all of the stocks included in the S&P 500 Index. The Adviser believes, however, that through the application of a capitalization weighting and sector balancing technique that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index.


                 The Adviser believes that the Fund will, under normal conditions, hold securities of approximately 350 to 450 issuers included in the S&P 500 Index, and that the quarterly performance of the Fund and the S&P 500 Index will be within +0.3% under normal market conditions. Redemptions of a substantial number of shares of the Fund could, however, reduce the number of issuers represented in the Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the S&P 500 Index. In the event the performance of the Fund is not comparable to the performance of the S&P 500 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Co-Administrators or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.

                 If an issuer drops in ranking, or is eliminated entirely from the S&P 500 Index, the Adviser may be required to sell some or all of the common stock of such issuer then held by the Fund. Sales of portfolio securities may be made at times when, if the Adviser were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500 Index, such securities might not be sold. Such sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Adviser were not required to effect the purchases and sales. "Adverse events" will not necessarily be the basis for the disposition of portfolio securities, unless an event causes the issuer to be eliminated entirely from the S&P 500 Index. "Adverse events" include the failure of an issuer to declare or pay dividends, the institution against an issuer of materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors. However, although the Adviser does not intend to screen securities for investment by the Fund by traditional methods of financial and market analysis, the Adviser will monitor the Fund's investment with a view towards removing stocks of companies which may impair for any reason the Fund's ability to achieve its investment objective.


                 The Fund invests primarily in the common stocks that comprise the S&P 500 Index in accordance with their relative capitalization and sector weightings as described above. It is possible, however, that the Fund will from time to time receive, as a part of a "spin-off" or other corporate reorganization of an issuer included in the S&P 500 Index, securities that are themselves outside the S&P 500 Index. Such securities will be disposed of by the Fund in due course consistent with the Fund's investment objective.

                 A portion of the Fund's assets may be invested in options and futures contracts as described below under "Other Investment Information."

MidCore Growth Fund
                 Investment Objective. The investment objective of the MidCore Growth Fund is capital appreciation. The Fund seeks to achieve its objective through investment in securities of medium- to large-sized companies, selected on the basis of their potential for price appreciation. Current income is not a significant consideration in the selection of securities for this Fund.

                 The Fund's policy is to invest at least 50% of the value of its total assets in equity securities under normal market conditions. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in American Depository Receipts, in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes, that in the opinion of the Adviser present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks.


                 The Fund generally invests in medium- to large-sized companies, with stock market capitalizations over $750 million, that the Adviser considers to be well managed and to have attractive fundamental financial characteristics. See "Balanced Fund" above for description of "attractive fundamental financial characteristics." The Adviser intends to focus its selection of securities on medium-sized companies and anticipates the Fund's median capitalization would be between $2 billion and $2.8 billion; compared with the S&P 500 Index which currently has a median capitalization of $4.7 billion. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with market capitalizations below $750 million.

                 The Fund may, to the extent consistent with its investment objective, purchase nonconvertible debt securities. Such debt obligations acquired by the Fund will be investment grade, as described above under "Taxable Bond Funds - Application of Investment Techniques," at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.


Special Growth Fund
                 Investment Objective. The investment objective of the Special Growth Fund is capital appreciation. The Fund seeks to achieve its objective through investments in securities of small- to medium-sized companies. Current income is not a significant consideration in the selection of securities for this Fund. Securities are selected for the Fund by the Adviser on the basis of their potential for price appreciation.
                 The Fund's policy is to invest at least 50% of the value of its total assets in equity securities under normal market conditions. Most equity securities held by the Fund will be publicly traded common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in American Depository Receipts, in the securities of foreign issuers. From time to time, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes, that in the opinion of the Adviser present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.


                 The Fund generally invests in small- to medium-sized companies that the Adviser considers to be well managed and to have attractive fundamental financial characteristics. See "Balanced Fund" above for a description of "attractive fundamental financial characteristics." The Adviser believes greater potential for price appreciation exists among small- to medium-sized companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. Companies with stock market capitalizations between $50 million and $2 billion are considered by the Adviser to be small- to medium-sized. The Fund generally anticipates the median stock market capitalization to be between $600 million to $900 million and the weighted average to be between $1 billion and $1.2 billion. The Fund may also invest from time to time a portion of its assets, not to exceed 20% at the time of purchase, in companies with larger or smaller market capitalizations.

                 Securities of unseasoned companies, that is, companies with less than three years' continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the Fund when the Adviser believes such investments offer possibilities of attractive capital appreciation. However, the Fund will not invest more than 5% of the value of its total assets in the securities of unseasoned companies. In addition, the Adviser may, to the extent consistent with the Fund's investment objective of capital appreciation, acquire for the Fund, bonds and other debt securities. Debt obligations acquired by the Fund will be investment grade, as described above under "Taxable Bond Funds - Application of Investment Techniques," at the time of purchase or unrated obligations deemed by the Adviser to be comparable in quality to instruments so rated.

                 In view of the specialized nature of its investment activities, investment in the Fund's shares may be suitable only for those investors who are prepared to invest without concern for current income and are financially able to assume risk in search of long-term capital gain.



International Equity Fund
                 Investment Objective. The investment objective of the International Equity Fund is to seek capital appreciation through investment in foreign equity securities of small- to medium-sized companies. The Fund pursues its objective by investing under normal market conditions substantially all (and in any event at least 65%) of the value of its total assets in foreign common stocks and equity related securities (including convertible securities and warrants) of small to medium market capitalization (generally between $250 million and $5 billion) issuers included in the gross domestic product weighted Morgan Stanley Capital International Europe, Australia and Far East Index (the "GDP EAFE Index" or "Index"). The Fund will not follow traditional methods of fund management but rather investments will be selected through a structured selection process based on the GDP EAFE Index and its country weightings. The Fund will attempt to duplicate substantially the country weightings of the GDP EAFE Index and, within these parameters, invest primarily in companies included in the Index with small to medium market capitalizations. The Adviser believes that companies with small to medium market capitalizations present greater long-term growth potential than companies with larger market capitalizations. Although the Fund will follow this structured selection process based on the GDP EAFE Index, its country weightings may differ from the actual weightings of the Index, and its performance will not necessarily be comparable to the performance of the Index because of the Fund's selected market capitalization range. It is not the Fund's objective to track the performance or replicate the holdings of the entire Index.

                 GDP EAFE Index. The GDP EAFE Index is composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The objective of the GDP EAFE Index is to represent an unmanaged portfolio containing a broad selection of companies listed within each local market included in the Index. The GDP EAFE Index seeks to replicate the industry composition of each local market, and a representative sampling of large, medium and small capitalization companies from each local market, taking into account the stocks' liquidity. The securities included in the Index and the industry weightings within each local market are changed periodically. The country weightings, which are based on each country's relative gross domestic product, are adjusted periodically throughout the year. As of October 31, 1995, the total GDP EAFE Index included 1,107 companies in 20 European and Pacific Basin countries. Approximately 781 companies (out of 1,107 in the GDP EAFE Index) or about 27% of the dollar amount of the total Index fall in the Fund's selected market capitalization range. The following table lists the countries included in the GDP EAFE Index and their weightings in the Index as of October 31, 1995.

                                    GDP EAFE INDEX
                                      Composition
                                                       EAFE
                                                 % of Total Market
                         Market                   Capitalization1
                         -------                ------------------
                         Austria                        0.3%
                         Belgium                        1.2
                         Denmark                        0.8
                         Finland                        0.7
                         France                         6.5
                         Germany                        6.9
                         Ireland                        0.3
                         Italy                          2.3
                         Netherlands                    4.0
                         Norway                         0.5
                         Spain                          1.8
                         Sweden                         2.1
                         Switzerland                    6.1
                         United Kingdom                17.1
                                                       -----
                         Europe                        50.6%
                         Australia                      2.7%
                         Hong Kong                      3.2
                         Japan                         39.8
                         Malaysia                       2.2
                         New Zealand                    0.4
                         Singapore                      1.1
                                                       -----
                         Pacific                       49.4%
                         Total                        100.0%

                  <F87> The weightings are as of October 31, 1995 and will
                  fluctuate. Because the Fund does not expect to hold at any particular time all of the stocks included in the Index or, depending on the asset size of the Fund, stocks of companies located in all of the countries comprising the Index, the information should be considered only as an approximation of the Fund's intended exposure to the countries indicated.

                 The Adviser and Sub-Adviser utilize the "gross domestic product weighted" Index in order to reduce the relative exposure to any single country (namely, Japan) which results from an Index that is capitalization weighted. In reducing the relative exposure to Japan, the weighting process increases the representation of certain other countries within the Index. Notwithstanding the GDP weighting, as of October 31, 1995, securities from Japan, Germany and France represented on a GDP weighted basis an aggregate of approximately 62% of the Index. Therefore, stocks from these countries will represent a correspondingly large component of the Fund's total assets. Such a large investment in these markets subjects the Fund to relatively greater exposure to the political and economic circumstances of these countries. Based upon the current country weightings of the Index, the Fund intends to invest more than 25% of its total assets in Japan. To the extent the Fund's assets are concentrated in the securities of Japanese issuers, the Fund will be subject to a greater extent to the risks of adverse social, political or economic events which occur in Japan. Specifically, investments in the Japanese stock market may entail a higher degree of risk than investments in other markets. By fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese markets as a whole may presently appear expensive relative to other world stock markets (i.e., the prices of Japanese stocks may presently be relatively high). In addition, the prices of securities traded on the Japanese markets may be more volatile than many other markets.

                 The "GDP EAFE Index" is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund. Inclusion of a security in the GDP EAFE Index in no way implies an opinion by Morgan Stanley Capital International as to its attractiveness or appropriateness as an investment. The publication of the GDP EAFE Index is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities, and Morgan Stanley Capital International has no liability, contingent or otherwise, to any person for any loss arising from results obtained from the use of the Index data.

                 Portfolio Management. Traditional methods of fund investment management typically involve changes in a portfolio of securities based on economic, financial and market analysis. The Fund is not managed in this manner. The Adviser and Sub-Adviser will use a structured selection process described below to select securities for the Fund from those included in the GDP EAFE Index. The structured selection process utilized by the Fund will attempt to duplicate substantially the GDP EAFE Index country weightings. When purchasing securities for the Fund's portfolio, the relative market capitalization weightings of the equity securities included in each of the local markets of the GDP EAFE Index will be considered. The weighted capitalization of an issuer is determined by dividing the issuer's market capitalization by the total market capitalizations of all issuers included in the local market. Stocks in the GDP EAFE Index will be selected within each market with market capitalizations at the time of acquisition of between $250 million and $5 billion. The Fund may retain up to 20% of its total assets directly in stocks of companies whose market capitalizations either rise above $5 billion or fall below $250 million after acquisition but are still included in the GDP EAFE Index (and may invest up to an additional 10% of its total assets indirectly in such stocks through the use of international stock index futures contracts and related options). Companies with larger market capitalizations that are included in the Index will not be purchased except indirectly through the investment in international stock index futures contracts and related options.

                 Since the Fund bases its stock selection process on the country weightings of the GDP EAFE Index, the Fund will normally invest in the securities which are included in the Index. The Fund may, however, acquire a security that at the time of purchase is not included in the GDP EAFE Index if Morgan Stanley Capital International has announced that the security will be included at the next adjustment of the Index. It is anticipated that no more than 5% of the Fund's assets would be invested in equity securities which, at the time of purchase, are not included in the GDP EAFE Index. The Fund may also invest up to 15% of the Fund's total assets in warrants to purchase, and securities convertible into, securities included in the Index. Up to 15% of its total assets may be invested in eligible securities that are held in the form of American Depository Receipts, European Depository Receipts, and Global Depository Receipts. The Fund may also invest in international stock index futures contracts. For further discussion of American Depository Receipts, European Depository Receipts, and Global Depository Receipts and stock index futures contracts, see "Other Investment Information" below.

                 On a periodic basis, the Adviser and Sub-Adviser, through reports of the International Monetary Fund, will monitor developments relating to the gross domestic product of countries within the Index. The Fund will be periodically rebalanced to reflect these changes in country weightings through the investment of new money received by the Fund. In June of each year, Morgan Stanley Capital International revises all of the country weightings of the Index. At that time, the Fund, through the investment of new money or through the reallocation of current portfolio holdings, will rebalance the portfolio in light of the adjustments made by Morgan Stanley Capital International to the Index's country weightings.

                 Although the Fund will attempt to duplicate substantially the country weightings of the GDP EAFE Index, the Fund will not hold at any particular time all of the stocks included in the Index because of the Fund's selected market capitalization range. The volatility of the Fund may, therefore, be more or less than the Index because of the Fund's selected market capitalization range. Approximately 781 securities (out of 1,107 in the GDP EAFE Index) fall in the Fund's selected market capitalization range representing 27% of the dollar amount of the total Index. The volatility of the Fund may be more or less than the Index depending on the securities held by the Fund. Depending upon the total asset size of the Fund, the number of securities held by the Fund is expected to vary from 450 to 750 and to represent 16 to 20 countries of the GDP EAFE Index. Redemptions of a substantial number of shares of the Fund could, however, reduce the number of issuers represented in the Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which the Fund tracks the country and industry allocation of the GDP EAFE Index.

                 To maintain liquidity in an amount to meet anticipated redemption requests or for day to day operating purposes, a portion of the Fund's assets (normally not exceeding 5% of total assets) may be invested in money market instruments and other short-term obligations. See "Other Investment Information - Money Market Instruments." In addition, to the extent the Fund experiences cash inflows through the issuance of new shares or the sale of portfolio securities, or at times when desirable equity securities which are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may invest in short-term obligations for a limited time. It is the policy of the Fund to be as fully invested as practicable in equity and equity related securities (and stock index futures) at all times. While this policy permits the Fund to take full advantage of a period of rising international stock prices, it limits the Fund from investing in short-term debt securities as a defensive investment posture during falling markets (except as described above). Accordingly, shareholders bear the risk of general declines in stock prices, and bear any risk that the Fund's exposure to such declines will be lessened by investment in short-term debt securities.

                 Because of the Fund's investment policies, securities may be purchased, retained, and sold by the Fund when such transactions would not be consistent with traditional investment criteria. If an issuer drops in ranking, or is eliminated entirely from the GDP EAFE Index, the Adviser and Sub-Adviser will be required to sell some or all of the common stock of such issuer then held by the Fund. Sales of portfolio securities may be made at times when such securities might otherwise have not been sold, if the Adviser and Sub-Adviser were not required to effect purchases and sales of portfolio securities in accordance with the GDP EAFE Index. Such sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Fund were not required to effect the purchases and sales. Adverse events will not necessarily be the basis for the disposition of portfolio securities, unless an event causes the issuer to be eliminated entirely from the GDP EAFE Index. See "Equity Index Fund" for a description of "adverse events." However, although it is not intended that securities will be screened for investment by the Fund by traditional methods of financial and market analysis, the Fund's investments will be monitored with a view towards removing stocks of companies which may impair for any reason the Fund's ability to achieve its investment policies.

                 Because of the risks associated with international common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.

OTHER INVESTMENT INFORMATION
                 Money Market Instruments. The Funds may hold short-term U.S. Government obligations, high quality money market instruments (i.e., rated A-1 or better by S&P or Prime-1 by Moody's or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements, bank obligations and cash, pending investment, to meet anticipated redemption requests if, in the opinion of the Adviser, other suitable securities are unavailable. The foregoing investments may include among other things commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less and may be in such proportions as, in the opinion of the Adviser, existing circumstances may warrant. Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Funds might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser deems the investment to involve minimal credit risk. The Funds may also invest in obligations of foreign banks and foreign branches of U.S. banks.

                 Securities of Other Investment Companies. In connection with the management of daily cash positions, each Money Market Fund may invest in securities issued by other investment companies with investment objectives and policies similar to their own which invest in First Tier Eligible Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method valuation. In addition, the Bond and Equity Funds may invest their cash balances in securities issued by other investment companies which invest in high quality, short-term debt securities. None of the Funds will invest in any other Portico Fund. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

                 Government Obligations. To the extent consistent with their investment objectives, the Money Market, Institutional Money Market, U.S. Treasury Money Market, U.S. Government Money Market, Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Balanced Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. These Funds may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

                 Mortgage-Backed and Asset-Backed Securities. The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Balanced Funds may purchase mortgage-backed and asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). The average life of these securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of thirty years. The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average weighted maturity of each Fund, the maturity of asset-backed securities will be based on estimates of average life.

                 Presently there are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs") which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be subject to greater volatility and interest rate risk than other types of mortgage-backed obligations. The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds will invest less than 25% of their respective total assets in CMOs.


                 Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases.


                 Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

                 Asset-backed securities may be 80subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities.

                 Zero Coupon Obligations. The Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds may acquire zero coupon obligations. Zero Coupon Obligations have greater price volatility than similar maturity coupon obligations and will not result in the payment of interest until maturity. The Funds will purchase such zero coupon obligations only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with such Fund's investment objective. The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy each Fund's distribution obligations.

                 Restricted Securities. Each Fund will not knowingly invest more than 10% (except the International Equity Fund which is limited to 5%), and in all cases will not invest more than 15%, of the value of its respective net assets in securities that are illiquid at the time of purchase. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days, over-the-counter options, and securities that are not registered under the Securities Act of 1933 (the "Act") but may be purchased by institutional buyers under Rule 144A, are subject to these limits (unless such securities are variable amount master demand notes with maturities of nine months or less, privately placed commercial paper, or unless the Board of Directors or the Adviser, or the Adviser and Sub-Adviser (with respect to the International Equity Fund), pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists).

                 Borrowings. Each Fund may borrow money to the extent described below under "Investment Limitations." A Fund would borrow money to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Fund. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

                 Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

                 When-Issued Purchases and Forward Commitments. Each non-money market Fund and the Tax-Exempt Money Market Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund does not accrue income until the securities delivery occurs. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place. Each Fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions, and in the case of the Tax-Exempt Money Market Fund a forward commitment or commitment to purchase will not exceed forty-five days. These Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their respective investment objectives.

                 Foreign Securities. Each Fund, except the U.S. Treasury Money Market, U.S. Government Money Market and Equity Index Funds, may invest in foreign securities. The Money Market Fund and Institutional Money Market Fund may acquire certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the instrument to present minimal credit risks. The Tax-Exempt Money Market Fund may purchase Municipal Obligations backed by letters of credit issued by foreign banks. The remaining Funds' investments in the securities of foreign issuers may include both securities of foreign corporations and banks, as well as securities of foreign governments and their political subdivisions, which will be limited to direct government obligations and government guaranteed securities in the case of the Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds.

                 Investments in foreign securities, whether made directly or through American Depository Receipts, involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. See "Taxes." Transactions in foreign securities may involve greater time from the trade date until the settlement date than for domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. Additional costs associated with an investment in foreign securities may include higher transaction costs and the cost of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. In this regard, the Funds do not intend to hedge against foreign currency risk, and changes in currency exchange rates will impact a Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund. The Funds and their shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies. Furthermore, because the International Equity Fund will invest substantially all (and in any event, at least 65%) of the value of its total assets in foreign securities, the net asset value of the International Equity Fund is expected to be volatile.

                 American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), and Global Depository Receipts ("GDRs"). The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Balanced, Growth and Income, MidCore Growth, Special Growth and International Equity Funds may invest in sponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency.

                 The International Equity Fund may also invest in EDRs and GDRs. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. EDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs, in bearer form, are designed for use in the European securities markets. GDRs are issued and traded in several international financial markets. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. See "Other Investment Information - Foreign Securities" above for a discussion of certain risks in investing in foreign securities.

                 Securities Lending. Although none of the Funds intend to during the current fiscal year, each of the Funds may lend portfolio securities.

                 Stripped Securities. To the extent consistent with their investment objectives, the Money Market, Institutional Money Market, U.S. Government Money Market, Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Balanced Funds may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. Government obligations. These participations are issued at a discount to their "face value," and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. Government securities. The U.S. Government Money Market Fund may also invest in Government-backed trusts which hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States.

                 Options. The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Growth and Income and Equity Index Funds may purchase put and call options in an amount not to exceed 5% of their respective net assets. Such options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

                 The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.


                 Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by a Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.


                 In addition, the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Growth and Income and Equity Index Funds may write call options on securities and on various stock or bond indices. Each Fund may write a call option only if the option is "covered" by the Fund's holding a position in the underlying securities or otherwise, which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange and the aggregate value of the Fund's assets subject to options written by the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Growth and Income, and Equity Index Funds will not exceed 5%, 5%, 5%, 25%, and 5%, respectively, of the value of its net assets during the current year. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).


                 By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds.

                 For additional information relating to option trading practices and related risks, see the Statement of Additional Information.


                 Futures Contracts and Related Options. The Adviser may determine that it would be in the interest of the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Growth and Income, Equity Index and International Equity Funds to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Funds, or of securities which it intends to purchase, to maintain liquidity, to have fuller exposure to price movements in the respective stock or bond index or to reduce transaction costs. For example, a Fund may enter into transactions involving a bond or stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds or stocks in the index is made. The Adviser may also determine that it would be in the interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities. In addition, the Equity Index Fund may purchase and sell futures and related options (based only on the S&P 500 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index), and to reduce transaction costs. The International Equity Fund also may invest in international stock index futures contracts and related options which are traded on an exchange to maintain cash reserves while stimulating full investment in the stocks underlying the GDP EAFE Index, to facilitate trading, reduce transaction costs or seek higher investment returns when a futures contract is priced more attractively then the underlying index. The Funds will not use futures contracts for speculative purposes.

                 Risks associated with the use of futures contracts include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of bond or stock index futures contracts, (b) the possible lack of a liquid secondary market for futures contracts and the resulting inability of a Fund to close open futures positions and (c) with regard to the International Equity Fund, the limited portion of the Fund's securities which may be included in any one of the foreign stock index futures which may be utilized by the Fund. The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Growth and Income Funds intend to limit Fund's transactions in futures contracts and related options so that not more than 5% of a Fund's respective net assets are at risk. The Equity Index Fund and International Equity Fund intend to limit their transactions in futures contracts so that not more than 10% of a Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Statement of Additional Information.

                 Convertible Securities and Warrants. The Balanced, Growth and Income, MidCore Growth, Special Growth and International Equity Funds may invest in convertible securities and warrants, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

                 During normal market conditions, no more than 5% of a Fund's net assets will be purchased or held in convertible or other securities that (1) are not rated at the time of purchase investment grade by S&P, Moody's or other nationally recognized rating agencies; (2) are unrated and have not been determined by the Adviser (or Adviser and Sub-Adviser with regard to the International Equity Fund) to be of comparable quality to a security rated investment grade; or (3) in the case of the International Equity Fund, have not received the foreign equivalent of investment grade by a rating agency recognized in the local market and determined to be of comparable quality by the Adviser and Sub-Adviser. Securities rated below investment grade are predominantly "Baa" by Moody's or "BBB" by S&P have speculative and are commonly referred to as junk bonds.characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. To the extent a Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below a minimum rating for purchase by the Fund. The Adviser (and Sub-Adviser for the International Equity Fund) will consider such an event in determining whether a Fund should continue to hold the security. The Adviser (and Sub-Adviser for the International Equity Fund) will sell promptly any securities that are non-investment grade as a result of these events and that exceed 5% of a Fund's net assets.

                 The Balanced, Growth and Income, MidCore Growth, Special Growth and International Equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. During normal market conditions, no more than 5% of each Fund's net assets will be invested in warrants.

                 Concentration. The Adviser (and Sub-Adviser for the International Equity Fund) anticipates that from time to time certain industry sectors will not be represented in the portfolios of the Equity Funds while other sectors will represent a significant portion. As a matter of fundamental policy, however, the Adviser (and Sub-Adviser for the International Equity Fund) will not purchase any securities which would cause 25% or more of a Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, and each Fund's investments will be diversified among individual investors.


                 Small Companies. Small companies in which the Funds may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to greater degree of changes in their earnings and prospects.


                 Bond Indices. The Lehman Brothers 1-3 Gov't./Corp., the Lehman Brothers Intermediate Gov't./Corp. and the Lehman Brothers Gov't./Corp. are trademarks of Lehman Brothers. The Funds, their Adviser and Co-Administrators are not affiliated in any way with Lehman Brothers. See "Management of the Funds." Inclusion of a security in the bond indices in no way implies an opinion by Lehman Brothers as to its attractiveness or appropriateness as an investment. Lehman Brothers' publication of the bond indices is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities.

                 Portfolio Turnover. Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains; to the extent net short-term capital gains are realized, distributions resulting from such gains will be ordinary income for federal income tax purposes. (See "Taxes-Federal.") See "Financial Highlights" for the Funds' portfolio turnover rates.

PURCHASE OF SHARES
                 Institutional Shares of the Bond and Equity Funds and Shares of the Money Market Funds are offered and sold on a continuous basis by the distributor for the Funds, B.C. Ziegler and Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker-dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.
                 Institutional Shares of the Bond and Equity Funds are exclusively sold to and held by (a) trust, agency or custodial accounts opened through a Firstar Corporation trust department, trust company or trust affiliate; (b) employer-sponsored qualified retirement plans; and (c) clients of FIRMCO. All share purchases are effected pursuant to a customer's account at Firstar Trust Company ("Firstar Trust") or at another chosen institution pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other institution involved. Firstar Trust and the other institutions (or their nominees) (collectively referred to as "Institutions") will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other Institutions. Investors wishing to purchase shares of the Funds should contact their account representatives.

                 Institutional Shares and Shares of the Money Market Funds are sold without a charge imposed by the Fund, although Institutions may charge fees for providing administrative or other services in connection with investments in Fund shares. The minimum initial investment for shares in the Institutional Money Market Fund is $1,000,000 to be made by an individual account or combination of accounts; however, Institutions may set different minimums for their customers. There is no minimum initial or subsequent investment for Shares of the other Money Market Funds or for Institutional Shares of the Bond and Equity Funds.

                 Purchase orders must be transmitted to the Fund's transfer agent by telephone (1-800-228-1024; in Milwaukee area: 414-287-3808 or by fax 414-287-3781 only if preceded by a telephone call) and will be effected by the transfer agent at its Milwaukee office. Purchase orders for Money Market Funds that are received by the transfer agent before 11:30 a.m. Central Time (12:30 p.m. Central Time for the Institutional Money Market Fund) on a business day will be executed at that time, provided the Institution placing the order undertakes to pay for its order in immediately available funds wired to the transfer agent by the close of business the same day, or in the case of orders placed by other investors, payment in such form and by such time is guaranteed by a creditworthy financial institution at the time the order is placed. Purchase orders for Money Market Funds received before 11:30 a.m. Central Time (12:30 p.m. Central Time for the Institutional Money Market Fund) on a business day when payment is made in any form other than by a same day wire of immediately available funds, as well as orders received after 11:30 a.m. Central Time (12:30 p.m. Central Time for the Institutional Money Market Fund) and before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 3:00 p.m. Central Time, will be executed as of the close of regular trading hours on the Exchange, provided that payment is received by the close of business. Purchase orders for all other Funds that are received by the transfer agent before the close of regular trading hours on the Exchange, currently 3:00 p.m. Central Time, will be executed as of the close of regular trading hours on the Exchange, provided that payment is received by the close of business. Purchase orders that are received after the close of regular trading hours on the Exchange or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.

                 Payment for Fund shares should be transmitted by wire in immediately available funds to:
                 Firstar Bank Milwaukee, N.A.
                 ABA #0750-00022
                 Account #112-952-137
                 for further credit to
                 [name of the Fund]
                 [the investor's account number and the name/title of the account].
                 Payment may also be made by check payable to: Portico Funds, P.O. Box 3011, Milwaukee, WI 53201-3011, or delivered (via overnight delivery or in person) to 615 E. Michigan Street, Milwaukee, WI 53202.


                 It is the responsibility of Institutions to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis, in accordance with the procedures stated above.

                 Certificates for shares will be issued only upon the request of an Institution. The Funds reserve the right to reject any purchase order.

                 Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund involved as described in this Prospectus. For further information, see the Statement of Additional Information or contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

REDEMPTION OF SHARES
                 Customers who purchase Institutional Shares of a Fund through accounts at an Institution may redeem all or part of their shares in accordance with the instructions and limitations pertaining to such accounts. The procedures will vary according to the type of account and Institution involved, and customers should consult their account representatives in this regard.

                 Redemption orders must be transmitted by an Institution to the transfer agent in writing or by telephone in the manner described under "Purchase of Shares." Shares are redeemed at the net asset value per share next determined after the transfer agent's receipt of the redemption order.

                 Payment for redeemed shares will normally be wired in federal funds on the next business day if the redemption order is received by the transfer agent before 3:00 p.m. Central Time. A Fund reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date. The transfer agent currently charges a $10.00 fee for each wire payment of redemption proceeds and a $15.00 fee for each IRA distribution, which will be deducted from the shareholder's account or, at the request of an Institution, billed directly to the Institution requesting the redemption.

                 Portico imposes no charge when shares are redeemed. However, Institutions may charge a fee for providing administrative or other services in connection with investments in Fund shares. If a customer has agreed with a particular Institution to maintain a minimum account balance and the balance falls below that minimum, the customer may be obliged by the Institution to redeem all or part of the customer's shares in the Fund to the extent necessary to maintain the required minimum balance. Portico may also redeem shares of the Fund involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of Portico's responsibilities under the 1940 Act. Investors would bear any brokerage or other transaction costs incurred in converting the securities received to cash. See the Statement of Additional Information for examples of when such redemptions might be appropriate.

                 It is the responsibility of Institutions to transmit redemption orders and credit their customers' accounts with the redemption proceeds on a timely basis in accordance with their agreements with the customers and to provide their customers with account statements with respect to share transactions made for the accounts.


                 In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Portico and the transfer agent employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded and, except for transactions in Money Market Funds, confirmed in writing to the shareholder. Portico may implement other procedures from time to time. If reasonable procedures are not implemented, Portico and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

EXCHANGE OF SHARES
                 Institutional Shareholders generally are permitted to exchange their Institutional Shares in a Fund (with minimum current value of $500) for Institutional Shares of other funds in the Portico family of funds, provided that such other shares may legally be sold in the state of the investor's residence and the investor is eligible for Institutional Shares at the time of the exchange. This exchange privilege does not apply to shares of the Institutional Money Market Fund. Portico reserves the right to terminate indefinitely the exchange privilege of any shareholder or account representative who requests more than four exchanges within a calendar year, whether for oneself or one's customers. Portico may determine to do so with prior notice to the shareholder or account representative based on a consideration of both the number of exchanges the particular shareholder or account representative has requested and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests.

                 Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Portico family of funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Portico on exchanges. Portico reserves, however, the right to impose a charge in the future. In addition, Institutions may charge a fee for providing administrative or other services in connection with exchanges.

                 The Funds reserve the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. The responsibility of the Funds and their transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."

DIVIDENDS AND DISTRIBUTIONS
                 Dividends from net investment income of the Money Market, Institutional Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds are declared on each business day on the shares that are outstanding immediately after 11:30 a.m. Central Time (12:30 p.m. Central Time for the Institutional Money Market Fund) on the declaration date.

                 Dividends from net investment income of the Short-Term Bond Market, Intermediate Bond Market, and Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds are declared and paid monthly. Dividends from net investment income of the Balanced, Growth and Income and Equity Index Funds are declared and paid quarterly. Dividends from net investment income of the MidCore Growth, Special Growth and International Equity Funds are declared and paid annually. Each non-money market Fund's net realized capital gains are distributed at least annually to avoid tax to the Fund. The money market Funds do not expect to realize net long-term capital gains.

                 Dividends and distributions will reduce the net asset value of the Institutional Shares of the non-money market Funds by the amount of the dividend or distribution. Dividends and distributions are automatically reinvested in additional Institutional Shares of the non-money market Funds or Shares of the Money Market Funds on which the dividend or distribution is paid at their net asset value per share (as determined on the payable date), unless the shareholder notifies the transfer agent or account representative that dividends or capital gains distributions, or both, should be paid in cash. Cash dividends and distributions will be paid by check, or by wire transfer if requested by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

MANAGEMENT OF THE FUNDS
                 The business and affairs of the Funds are managed under the direction of the Board of Directors of the Portico Funds, Inc. ("Portico" or the "Company"). The Statement of Additional Information contains the name and background information regarding each Director.

Advisory Services
                 FIRMCO, a Wisconsin corporation and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $15 billion in assets under active management, of which $9 billion is invested in fixed income and money market securities and $6 billion in equity securities.

                 Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of each Fund's portfolio securities, and maintains records relating to such purchases and sales (except for the International Equity Fund). Subject to the general supervision of the Board of Directors and in accordance with the investment objective and policies of the International Equity Fund, the Adviser is responsible for the management of the Fund's investments and business affairs. Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser is authorized to delegate its duties under that agreement to another adviser. As described below, the Adviser has retained State Street Global Advisers (the "Sub-Adviser") with respect to the Fund's investments. The Adviser and Sub-Adviser jointly determine the specific securities to be purchased, retained or sold by the Fund.

                 The Adviser (or Sub-Adviser for the International Equity
                 Fund) is authorized to allocate purchase and sale orders for portfolio securities to Shareholder Organizations, including, in the case of agency transactions, Shareholder Organizations which are affiliated with the Adviser (or Sub-Adviser), to take into account the sale of Fund shares if the Adviser (or Sub-Adviser for the International Equity Fund) believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

                 The Adviser is entitled to receive from each Fund a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of the Fund's average daily net assets): 0.50% on the first $2 billion of the Money Market, Institutional Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds, plus 0.40% on average daily net assets in excess of $2 billion; 0.60% for the Short-Term Bond Market Fund; 0.50% for each of the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds; 0.30% for the Bond IMMDEX/TM Fund; 0.75% for each of the Balanced, Growth and Income, MidCore Growth and Special Growth Funds; 0.25% for the Equity Index Fund; 1.50% on the International Equity Fund's first $25 million, 1.45% on the next $25 million, 1.40% of the next $50 million, and 1.35% on average daily net assets in excess of $100 million. The Adviser earned fees, net of waivers, for the fiscal year ended October 31, 1995, at the annual rate of 0.27% for the Money Market Fund, 0.24% for the Institutional Money Market Fund, 0.34% for the U.S. Treasury Money Market Fund, 0.42% for the U.S. Government Money Market Fund, 0.33% for the Tax-Exempt Money Market Fund, 0.26% for the Short-Term Bond Market Fund, 0.28% for the Intermediate Bond Market Fund, 0.08% for the Tax-Exempt Intermediate Bond Fund, 0.30% for the Bond IMMDEX/TM Fund, 0.51% for the Balanced Fund, 0.71% for the Growth and Income Fund, 0.70% for the MidCore Growth Fund, 0.25% for the Equity Index Fund, 0.74% for the Special Growth Fund and 0.42% for the International Equity Fund.

                 The Adviser may voluntarily waive all or a portion of the advisory fee otherwise payable by a Fund from time to time. These waivers may be terminated at any time at the Adviser's discretion.

                 State Street Global Advisors, a division of State Street Bank and Trust Company, Two International Place, Boston, Massachusetts, 02110, provides sub-advisory services to the International Equity Fund. State Street Bank and Trust Company is a wholly-owned subsidiary of State Street Boston Corporation, a bank holding company. Subject to the oversight and supervision of the Fund's Board of Directors, the Sub-Adviser assists the Adviser in managing the Fund, and jointly with the Adviser selects investments in accordance with the Fund's investment objective and policies. Pursuant to its agreement, the Sub-Adviser places orders for purchases and sales of the Fund's securities. The Sub-Adviser may utilize affiliated brokers in connection with the execution of the Fund's portfolio transactions subject to applicable law and procedures adopted by the Fund's Board of Directors. Additional information appears in the Statement of Additional Information.

                 The Sub-Adviser began investment advisory operations in 1978. Currently, the Sub-Adviser manages $141 billion in assets of which $28 billion is invested in international equity securities.

                 The Sub-Adviser is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.40% on the Fund's first $25 million of average daily net assets, 0.35% on the next $25 million, 0.30% on the next $50 million, and 0.25% of the Fund's average daily net assets in excess of $100 million.

                 The Sub-Adviser also acts as custodian and provides accounting services for the portfolio securities of the International Equity Fund. See "Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent" below.

                 The following are biographies of the portfolio managers of each non-money market Fund.

                 Mary Ellen Stanek and Daniel Tranchita co-manage the Short-Term Bond Market Fund. Ms. Stanek is the President of FIRMCO and Director of Fixed Income Services; she has served in this role since 1994. In addition, Ms. Stanek has served as an officer of the Funds since September 1994. She has seventeen years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, Ms. Stanek headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. She has been the Fund's portfolio manager since its inception on December 29, 1989 and is a Chartered Financial Analyst. Mr. Tranchita is a Vice President and has been with Firstar since 1989. He has seven years of investment management experience and has been the portfolio manager of the Fund since January 1, 1993. Both Ms. Stanek and Mr. Tranchita are Chartered Financial Analysts.

                 Mary Ellen Stanek and Teresa Westman co-manage the Intermediate Bond Market Fund. A Senior Vice President and Senior Portfolio Manager of FIRMCO, Ms. Westman joined Firstar in 1987 and has nine years of investment management experience. Ms. Westman is a Chartered Financial Analyst. Both Ms. Stanek and Ms. Westman have managed the Fund since its inception on January 5, 1993.

                 Warren Pierson manages the Tax-Exempt Intermediate Bond Fund. Mr. Pierson joined Firstar in 1985 and has ten years of fixed income experience at Firstar. He is a Vice President of FIRMCO and has been a portfolio manager of the Fund since June 22, 1993. Mr. Pierson is a Chartered Financial Analyst.

                 Mary Ellen Stanek and Teresa Westman co-manage the Bond IMMDEX/TM Fund. Ms. Stanek has managed the Fund since its inception on December 29, 1989. Ms. Westman has been a portfolio manager of the Fund since January 1, 1992.
                 R. Bart Wear and Teresa Westman co-manage the Balanced Fund. Ms. Westman has managed the Fund since its inception on March 30, 1992. Mr. Wear is a Senior Vice President and Senior Portfolio Manager of FIRMCO and has been with Firstar since 1983. He has thirteen years of investment management experience and has been managing the Fund since January 20, 1994. Mr. Wear is a Chartered Financial Analyst.

                 Marian Zentmyer and Maya Bittar co-manage the Growth and Income Fund. Ms. Zentmyer has managed the Fund since February 22, 1993. Ms. Zentmyer, a Senior Vice President and Senior Portfolio Manager of FIRMCO, has been with Firstar since 1982 and has seventeen years of investment management experience. Ms. Bittar is a Vice President and Portfolio Manager of FIRMCO and has been with Firstar since 1993. She has three years of investment management experience and has managed the Fund since October 1, 1995. Both Ms. Zentmyer and Ms. Bittar are Chartered Financial Analysts. Ms. Zentmyer also is a Certified Financial Planner.

                 Daniel Tranchita manages the Equity Index Fund. He has managed the Fund since July 1, 1992.

                 R. Bart Wear manages the MidCore Growth Fund. Mr. Wear has been managing the Fund since its inception on December 29, 1992.

                 J. Scott Harkness, Joseph Docter, Todd Krieg and Mark Westman co-manage the Special Growth Fund. Both Mr. Harkness and Mr. Docter have managed the Fund since its inception on December 28, 1989. Mr. Harkness is Chairman, a Director and Chief Investment Officer of FIRMCO. He has been with Firstar for fifteen years and has sixteen years of investment management experience. Mr. Docter has been with Firstar since 1984 and has eleven years of investment management experience. He is a Senior Vice President and Senior Portfolio Manager of FIRMCO. Mr. Krieg and Mr. Westman have been with Firstar since 1992 and have four years of investment management experience. Both Mr. Krieg and Mr. Westman are Vice Presidents and Portfolio Managers of FIRMCO and have managed the Fund since September 1, 1994 and January 1, 1994, respectively. Mr. Harkness, Mr. Docter and Mr. Westman are Chartered Financial Analysts.

                 Daniel Tranchita has managed the International Equity Fund for the Adviser since its inception on April 28, 1994. The Sub-Adviser's portfolio management services for the Fund are conducted by committee, and no one person is primarily responsible for making recommendations to that committee. The committee uses a structured selection process which attempts to duplicate substantially the GDP EAFE Index country weightings.

Administrative Services
                 Firstar Trust Company ("Firstar Trust") and B. C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators"). The Co-Administrators have agreed to provide the following administrative services for the Portico Funds: assist in maintaining office facilities for the Funds; furnish clerical and certain other services required by the Funds; compile data for and prepare notices to the SEC; prepare semiannual reports to the SEC and current shareholders and filings with state securities commissions; coordinate federal and state tax returns; monitor the arrangements pertaining to the Funds' agreements with shareholder organizations; monitor the Funds' expense accruals; monitor compliance with the Funds' investment policies and limitations; and generally assist the Funds' operations. As further described in the Statement of Additional Information, certain services under the Co-Administration Agreement are provided jointly by Firstar Trust and Ziegler and other services are provided separately by either Firstar Trust or Ziegler. The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of 0.125% of Portico's first $2 billion of average aggregate daily net assets, plus 0.10% of Portico's average aggregate daily net assets in excess of $2 billion. The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-Administrators' discretion.

                 For the fiscal year ended October 31, 1995, the Funds accrued administrative fees, after waivers, at the following effective annual rates of each Fund's respective average net assets: 0.05%, 0.03%, 0.05%, 0.05%, 0.05%, 0.05%, 0.05%, 0.05%, 0.05%, 0.05%, 0.05%,
                 0.05%, 0.05%, 0.05% and 0.05% for the Money Market,
                 Institutional Money Market, U.S. Treasury Money Market, U.S. Government Money Market, Tax-Exempt Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds.

Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent

                 Firstar Trust, an affiliate of the Adviser, provides transfer agency and dividend disbursing agency services for all the Funds and custodial and accounting services for the Funds, except for the International Equity Fund.
                 State Street Bank and Trust Company, 225 Franklin Street, Boston,Massachusetts, 02110, provides custodial and accounting services for the International Equity Fund. For the fiscal year ended October 31, 1995, total transfer agency, dividend disbursing agency, custodial and accounting services fees earned by Firstar Trust were approximately: 0.18%, 0.03%, 0.11%, 0.06%, 0.11%, 0.12%,
                 0.10%, 0.20%, 0.06%, 0.13%, 0.09%, 0.11%, 0.08%, 0.07%
                 and 0.04% of the Money Market, Institutional Money
                 Market, U.S. Treasury Money Market, U.S. Government Money Market, Tax-Exempt Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond,
                 Bond IMMDEX/TM, Balanced, Growth and Income, Equity
                 Index, MidCore Growth, Special Growth and International
                 Equity Funds' average daily net assets, respectively. Additional information regarding the fees payable by the Funds to Firstar Trust and State Street Bank and Trust
                 Company for these services is provided in the Statement of Additional Information. Inquiries to the transfer agent may be sent to the following address: Firstar Trust Company, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.


INVESTMENT LIMITATIONS
                 Except for the limitations detailed below, the investment objective and policies of each Fund described in this Prospectus are not fundamental and may be changed by the Board of Directors without the affirmative vote of the holders of a majority of a Fund's outstanding shares. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The following descriptions summarize several of each Fund's fundamental investment limitations which are set forth in full in the Statement of Additional Information.

                 No Fund may:


                 1. Purchase securities of any one issuer (other than U.S. Government securities) if more than 5% of the value of its total assets will be invested in the securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to this 5% limitation.


                 2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

                 3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.


                 4. Borrow money or enter into reverse repurchase agreements except for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets, the Fund will not make any investments.

                 In addition, the Tax-Exempt Money Market Fund and the Tax-Exempt Intermediate Bond Fund may not:

                 5. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions. For purposes of this fundamental policy, Municipal Obligations that are subject to federal alternative minimum tax are considered taxable.

                 With respect to Investment Limitation No. 1, in accordance with current SEC regulations, the Money Market Fund intends (as a matter of nonfundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, it agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days.
                 If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. If due to market fluctuations or other reasons the amount of borrowings or reverse repurchase agreements exceed the limit stated above, a Fund will promptly reduce such amount.


TAXES
Federal Portico's management intends that each Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve each Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.


                 Each Fund contemplates declaring as dividends each year at least 90% of its investment company income. An investor who receives a dividend derived from investment company taxable income (which includes any excess of net short-term capital gain over net long-term capital loss) treats it as a receipt of ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of the Fund. Subject to certain holding requirements, the dividends received deduction for corporations may apply to such ordinary income distributions to the extent of the total qualifying dividends received by a Fund from domestic corporations for the taxable year.
                 In addition, the Tax-Exempt Money Market Fund and the Tax-Exempt Intermediate Bond Fund each contemplate paying to its respective shareholders at least 90% of its exempt interest income net of certain deductions. Dividends derived from exempt-interest income generally may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder, exclusion would be disallowed. (See Statement of Additional Information under "Additional Information Concerning Taxes.") If a Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26%-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders also must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

                 Any dividend or distribution of a Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to a shareholder of the Fund as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

                 Before purchasing Fund shares, the impact of dividend or capital gain distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution paid by the Fund shortly after the purchase of shares of the Fund will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Such dividends or distributions, although in effect a return of capital to shareholders, are subject to income taxes.

                 Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends or gross proceeds realized upon sale paid to any shareholder
                 (i) who has provided an incorrect taxpayer identification number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends or (iii) who has failed, when required to do so, to certify that he is not subject to backup withholding. Each Fund generally will also withhold and remit to the U.S. Treasury 10% of all distributions from individual retirement accounts (including simplified employee plans) to any investor unless the transfer agent receives a written request not to withhold federal income tax from the investor prior to the distribution date; withholding on distributions from other types of Retirement Plans may be mandatory and may be at a higher rate.

                 A taxable gain or loss may be realized by a shareholder upon a redemption, transfer or exchange of Fund shares, depending on the tax basis of the shares and their price at the time of such disposition. If a shareholder held shares for six months or less, any loss realized by the shareholder will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares and will be treated as long-term loss to the extent of any long-term capital distribution received.

                 Certain income received by the International Equity Fund may be subject to foreign taxes. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as paid by its shareholders. If the Fund makes this election, each shareholder generally will be required to include in income his respective pro rata portions of foreign taxes and, if he itemizes his deductions, will be entitled to deduct such respective pro rata portions in computing his taxable income or, alternatively, to claim foreign tax credits (subject, in either case, to certain limitations). Each year that the Fund makes this election, it will report to its shareholders the amount per share of foreign taxes it has elected to have treated as paid by its shareholders. If the Fund's dividends exceed its taxable income in any year, as a result of currency-related losses or otherwise, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes.


                 The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.


State and Local  Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above. In particular, although the U.S. Treasury Money Market Fund intends to invest primarily in U.S. Treasury obligations, the interest on which is generally exempt from state income taxation, an investor should consult his or her own tax adviser to determine whether distributions from the Fund are exempt from state taxation in the investor's own state. Similarly, dividends paid by the Money Market, Institutional Money Market, U.S. Government Money Market, Tax-Exempt Money Market and Tax-Exempt Intermediate Bond Funds may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.

DESCRIPTION OF SHARES
                 The Company was incorporated under the laws of the State of Wisconsin on February 15, 1988 and is registered with the SEC as an open-end management company. The Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share. The Company currently has 16 classes representing interests in 16 investment portfolios. Each class of the Funds is currently divided into two separate series, an Institutional Series and a Retail Series, representing interests in the same Fund. Of these authorized shares, 5 billion shares have been classified for each Money Market Fund, and 500 million shares for each Institutional series of each non-money market Fund discussed in this Prospectus.

                 Shares of each series bear their pro rata portion of all operating expenses paid by the Funds, except certain payments of up to 0.25% of the average daily net assets of the Retail Shares under the Funds' Distribution and Service Plan and Shareholder Servicing Plan applicable only to Retail Series Shares. The differences in expenses and sales charges will effect the performance of Institutional and Retail Shares. Retail Shares are offered in separate prospectuses and, subject to certain exceptions, are sold with sales charges. Institutional Shares are only available to and held by (i) trust, agency or custodial accounts opened through trust companies or trust departments affiliated with Firstar Corporation; (ii) employer sponsored qualified retirement plans; and (iii) clients of the Adviser. Retail Shares are available to any investor who does not fall within the three preceding categories. Portico Funds offers various services and privileges in connection with Retail Shares that are not offered in connection with Institutional Shares, including a Periodic Investment Plan, ConvertiFundR and a Systematic Withdrawal Plan. A salesperson and any other person or Institution entitled to receive compensation for selling or servicing shares may receive different compensation with respect to different series of shares.

                 For information regarding the other funds and series, contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area) or your Institution.

                 Portico does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Portico will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareholders owning at least 10% of the outstanding shares of Portico that are entitled to vote. To the extent required by law, Portico will assist in shareholder communication in such matters.

                 Shareholders of each class of Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held and will vote in the aggregate and not by Fund except where otherwise required by law. It is contemplated that the shareholders of a Fund will vote separately on matters relating to its investment advisory agreement (or sub-advisory agreement with respect to the International Equity Fund) and any changes in its fundamental investment limitations. On any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to the Institutional Shares but not the Retail Shares of the same Fund, only the Institutional Shares will be entitled to vote. Shares of Portico have noncumulative voting rights and, accordingly, the holders of more than 50% of Portico's outstanding shares (irrespective of Fund) may elect all of the Directors. As of January 31, 1996, the Adviser and its affiliates held, on behalf of their underlying accounts, approximately 72% of Portico's shares that were outstanding on that date.

                 Each Institutional Share of a non-money market Fund represents an equal proportionate interest with other Institutional Shares in the non-money market Fund. Each share of a Money Market Fund represents an equal proportionate interest in that Fund. Shares are entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights. Each Fund is classified as a diversified company under the 1940 Act.

NET ASSET VALUE AND DAYS OF OPERATION

Money Market Funds
                 The net asset value of the Money Market Funds for purposes of pricing purchase and redemption orders is determined as of 11:30 a.m. Central Time (12:30 p.m. Central Time for the Institutional Money Market Fund) and as of the close of regular trading hours on the Exchange, currently, 3:00 p.m.Central Time, on each day on which both the Exchange is open for trading and the Federal Reserve Banks' Fedline System is open. As a result, shares of the Funds will not be priced on the days which the Exchange or Federal Reserve Banks observe:
                 New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding shares.

                 The Company intends to use its best efforts to maintain the net asset value of each Money Market Fund at $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. Net asset value is computed using the amortized cost method. In connection with the use of this valuation method, Portico limits the dollar-weighted average maturity of each Fund to not more than 90 days and the remaining maturity of each portfolio security to not more than thirteen months with certain exceptions permitted by SEC rules.

Non-Money Market Funds
                 The net asset value of each non-money market Fund for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, currently, 3:00 p.m. Central Time, on each day the Exchange is open for trading. As a result, shares of the Funds will not be priced on the days which the Exchange observes: New Year's Day, Martin Luther King, Jr. Day (Bond Funds only), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Institutional Share is calculated by dividing the value of all securities and other assets owned by each Fund that are allocable to Institutional Shares, less the liabilities charged to Institutional Shares, by the number of the Fund's outstanding Institutional Shares.

                 Shares which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. Exchange-traded securities for which there were no transactions are valued on the average of the current bid and asked prices for the International Equity Fund and at the current bid prices for the other non-money market Funds. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

                 Each Fund's securities may be valued based on valuations provided by an independent pricing service. These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

                 Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Equity Fund may trade in their local markets on days the Fund is closed, and the Fund's net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.

PERFORMANCE CALCULATIONS
Money Market Funds
                 From time to time each Money Market Fund may quote its "yield" and "effective yield," and the Tax-Exempt Money
                 Market Fund may also quote its "tax-equivalent yield," in advertisements or in communications to shareholders. Each yield figure is based on historical earnings and is not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.
                 The "tax-equivalent yield" of the Tax-Exempt Money Market
                 Fund shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield.
                 This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. The "tax-equivalent yield" will always be higher than the "yield" of the Tax-Exempt Money Market Fund.

                 Additionally, the yields of the Funds may be compared in such advertisements or reports to shareholders to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yields of the Money Market Fund may be compared to the Donoghue's All Taxable Money Fund Average, the yields of the Institutional Money Market Fund may be compared to the Donoghue's Institutional
                 All Taxable Money Fund Average,the U.S. Treasury
                 Money Market may be compared to the Donoghue's U.S. Treasury Money Fund Average, the U.S. Government Money Market Fund may be compared to the Donoghue's Government Money Fund Average and the yields of the Tax-Exempt Money Market Fund may be compared to the Donoghue's Tax-Free Money Fund Average, which are averages compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds. In addition, the yields of the Money Market, Institutional Money Market,U.S. Treasury Money Market, and U.S. Government Money Market Funds may be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

                 Yield data as reported in national financial publications including Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of the Funds.

Non-Money Market Funds
                 From time to time, total return and yield data for the Institutional Shares of a bond or equity Fund may be quoted in advertisements or in communications to shareholders. The total return of a Fund's Institutional Shares will be calculated on an average annual (compound) total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Institutional Shares of a Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Institutional Shares of the Fund during the period are reinvested in Institutional Shares of the Fund.

                 Yield is computed based on the net income of the Institutional Shares of a bond Fund during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation. More specifically, the yield of the Institutional Shares of the Fund is computed by dividing the net income of the Institutional Shares of the Fund per share during a 30-day (or one-month) period by the net asset value per share on the last day of the period and annualizing the result on a semiannual basis. The Tax-Exempt Intermediate Bond Fund may also quote a tax-equivalent yield which shows the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the Institutional Shares of the Fund. This is done by increasing the yield of the Institutional Shares of the Fund (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. The "tax equivalent yield" will always be higher than the "yield" of the Fund.

                 The total return and yield of a Fund's Institutional Shares may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and yield, as appropriate, of a Fund's Institutional Shares may be compared to data prepared by Lipper Analytical Services, Inc. The total return of a bond or balanced Fund's Institutional Shares may be compared to the Lehman Brothers 1-3 Year Government/Corporate Bond Index; the Merrill Lynch 1-2.99 U.S. Treasury Bond Index; the Lehman Brothers Intermediate Government/Corporate Bond Index; the Lehman Brothers 5-Year General Obligation Bond Index; the Lehman Brothers Government/Corporate Bond Index; and the Consumer Price Index. In addition, the total return of an equity Fund's Institutional Shares may be compared to the S&P 500 Index; the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Wilshire Top 750 Index, an index of all domestic equity issues which are traded over the national exchanges; the Russell 2000 Index; the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in Ratings & Reports; the Russell MidCap; the Wilshire MidCap 750 Index; and the Consumer Price Index. In addition, the total return of the Institutional Shares of the International Equity Fund will be compared to the GDP EAFE Index and may be compared to the Salomon-Russell Indices, Russell Universe Indices, Lipper International Indices, and the domestic indices listed above. Total return and yield data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

                 Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund's Institutional Shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Fund cannot necessarily be used to compare an investment in a Fund's Institutional Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in a Fund will not be included in the Fund's calculations of yield and total return and will reduce the yield and total return received by the accounts. The methods used to compute yield and total return are described in more detail in the Statement of Additional Information.
                 No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

                 S&P makes no warranty, express or implied, as to results to be obtained by the Equity Index Fund, by shareholders of the Fund, by any person or by any entity from the use of the S&P 500 Index or any data included therein in connection with the use licensed by the Fund, or for any other use. S&P makes no express or implied warranties, and expressly disclaims all such warranties or merchantability or fitness for a particular purpose for use with respect to the S&P 500 Index or data included therein. "Standard & Poor'sR," "S&PR," "S&P 500R," "Standard & Poor's 500R," and "500R" are service marks of S&P and have been licensed for use by Portico.
                 TO OPEN AN ACCOUNT OR REQUEST INFORMATION
                 1-800-982-8909
                 1-414-287-3710

                 FOR ACCOUNT BALANCES AND INVESTOR SERVICES
                 1-800-228-1024
                 1-414-287-3808

                 PORTICO INVESTOR SERVICES
                 615 East Michigan Street
                 P.O. Box 3011
                 Milwaukee, Wisconsin 53201-3011
                            To Open an Account
                          or Request Information
                              1-800-982-8909
                              1-414-287-3710
                For Account Balances and Investor Services
                              1-800-228-1024
                              1-414-287-3808
                         Portico Investor Services
                         615 East Michigan Street
                               P.O. Box 3011
                         Milwaukee, WI 53201-3011
                                                                   89-9069A












                              PORTICO FUNDS, INC.
                       (Retail and Institutional Series)
                                 Balanced Fund
                             Growth and Income Fund
                              Special Growth Fund
                               Equity Index Fund
                              MidCore Growth Fund
                           International Equity Fund
                          Short-Term Bond Market Fund,
                         Intermediate Bond Market Fund,
                       Tax-Exempt Intermediate Bond Fund
                              Bond IMMDEX/TM Fund
                                   Form N-1A
                             Cross Reference Sheet
Part B
Item No.                                         Heading
--------                                         -------

10.  Cover Page . . . . . . . . . . . . . . . .  Cover Page

11.  Table of Contents. . . . . . . . . . . . .  Table of Contents

12.  General Information and History. . . . . .  Inapplicable
13.  Investment Objectives and Policies . . . .  Investment Objectives and
                                                 Policies

14.  Management of the Fund . . . . . . . . . .  Management of the Company

15.  Control Persons and Principal Holders
     of Securities. . . . . . . . . . . . . . .  Management of the Company;
                                                 Miscellaneous

16.  Investment Advisory and Other Services . .  Management of the the Company;
                                                 Custodian, Transfer Agent and
                                                 Accounting Services Agent

17.  Brokerage Allocation and Other Practices .  Management of the Company

18.  Capital Stock and Other Securities . . . .  Description of Shares

19.  Purchase, Redemption and Pricing of
     Securities Net Asset Value;
     Being Offered. . . . . . . . . . . . . . . .Additional Purchase and
                                                 Redemption Information

20.  Tax Status . . . . . . . . . . . . . . . .  Additional Information
                                                 Concerning Taxes

21.  Underwriters . . . . . . . . . . . . . . . .Management of the Company

22.  Calculation of Performance Data. . . . . . .Additional Information on
                                                 Performance

Part C
Information to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.



**************



                              PORTICO FUNDS, INC.
                      Statement of Additional Information

   Short-Term Bond Market Fund         Balanced Fund       MidCore Growth Fund
  Intermediate Bond Market Fund   Growth and Income Fund   Special Growth Fund
Tax-Exempt Intermediate Bond Fund    Equity Index Fund     International Equity
       Bond IMMDEX/TM Fund                                          Fund



                               February 20, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                           Page
                                                           ----


Portico Funds..........................................       2
Investment Objectives and Policies.....................       2
Net Asset Value........................................      23
Additional Purchase and Redemption Information.........      23
Description of Shares..................................      27
Additional Information Concerning Taxes................      29
Management of the Company..............................      33
Custodian, Transfer Agent and Accounting Services Agent      40
Expenses...............................................      42
Independent Accountants................................      42
Counsel................................................      42
Additional Information on Performance .................      43
Miscellaneous..........................................      47
Appendix A.............................................     A-1
Appendix B.............................................     B-1

          This Statement of Additional Information is meant to be read in conjunction with the Portico Funds' Prospectuses dated February 20, 1996, for the Institutional and Retail Shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX/TM Fund, Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund, and International Equity Fund (collectively referred to as the "Funds") and is incorporated by reference in its entirety into the Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of these Funds should be made solely upon the information contained herein. Copies of the Prospectus for the Funds may be obtained by writing or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area). Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


          SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                 PORTICO FUNDS

          Portico Funds, Inc. (the "Company") is a Wisconsin corporation which was incorporated on February 15, 1988 as a management investment company. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios. Each class for the Funds is currently divided into two series, a retail and institutional series. This Statement of Additional Information pertains to Retail Series and Institutional Series Shares of ten diversified portfolios, the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX/TM Fund, Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund, and International Equity Fund (collectively the "Funds"). The Short-Term Bond Market Fund changed its name from Short-Intermediate Fixed Income Fund effective January 1, 1993. The Growth and Income Fund changed its name from the Income and Growth Fund effective August 16, 1993. The Balanced Fund commenced operations on March 30, 1992; the Growth and Income Fund, Equity Index Fund, Short-Term Bond Market Fund and Bond IMMDEX/TM Fund commenced operations on December 29, 1989; the Special Growth Fund commenced operations on December 28, 1989; the MidCore Growth Fund commenced operations on December 29, 1992; the Intermediate Bond Market Fund commenced operations on January 5, 1993; the Tax-Exempt Intermediate Bond
Fund commenced operations on February 8, 1993; and the International Equity
Fund commenced operations on April 28, 1994. The Company also offers other investment portfolios which are described in separate Prospectuses and State-ments of Additional Information. For information concerning these other portfolios contact the Portico Investor Services at 1-800-982-8909 or write to 777 East Wisconsin Avenue, Suite 900, Milwaukee, Wisconsin 53202.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Short-Term Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return on the Lehman Brothers 1-3 Year Government Corporate Bond Index. The investment objective of the Intermediate Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return on the Lehman Brothers Intermediate Government/Corporate Bond Index. The investment objective of the Tax-Exempt Intermediate Bond Fund is to seek to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. The investment objective of the Bond IMMDEX/TM Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return on the Lehman Brothers Government Corporate Bond Index. The investment objective of the Balanced Fund is to seek capital appreciation and current income with low volatility of capital. The investment objective of the Growth and Income Fund is to seek both reasonable income and long-term capital appreciation. The investment objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the S&P 500. The investment objective of the MidCore Growth Fund is to seek capital appreciation through investment in securities of medium- to large-sized companies. The investment objective of the Special Growth Fund is to seek capital appreciation through investment in securities of small- to medium-sized companies. The investment objective of the International Equity Fund is to seek capital appreciation through investment in foreign equity securities of small- to medium-sized companies. There is no assurance, however, that the Funds' investment objectives will in fact be attained. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectus.

Portfolio Transactions
----------------------


          Subject to the general supervision of the Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund except the International Equity Fund. Subject to the general supervision of the Board of Directors, the Adviser is responsible for the portfolio management of the International Equity Fund. Pursuant to the terms of the Adviser's Advisory Agreement with the Fund, the Adviser has delegated certain of its duties to State Street Global Advisors, a division of State Street Bank and Trust Company (the "Sub-Adviser" or "SSBT"). The Adviser and Sub-Adviser, subject to the supervision of the Board of Directors, jointly determine the securities to be purchased, retained or sold by the International Equity Fund. However, the Sub-Adviser is responsible for placing orders for the purchase and sale of the Fund's portfolio securities.


          The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions which are generally higher than those in the United States.

          Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser and Sub-Adviser will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

          Securities purchased and sold by the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX/TM Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

          The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser or Sub-Adviser, in its sole discretion, believes such practice to be in the Funds' interests.


          For the fiscal years ended October 31, 1995, 1994, and 1993, the Company paid brokerage commissions of $226,925, $202,429, and $311,410 with respect to the Growth and Income Fund (including commissions of $16,262 on $8,134,565 in brokerage transactions paid because of services provided in 1994); $714,710, $556,029, and $403,555 with respect to the Special Growth Fund; and $41,610, $55,904, and $47,278 with respect to the Equity Index Fund, respect-ively. For the same periods, the Short-Term Bond Market and Bond IMMDEX/TM
Funds paid no brokerage commissions. For the fiscal years ended October 31, 1995, 1994 and 1993, the Company paid brokerage commissions of $128,583, $117,641, and $87,472 with respect to the Balanced Fund (including commissions of $35,713 on $14,573,796 in brokerage transactions paid because of services provided in 1994). For the fiscal years ended October 31, 1995, 1994 and the period from December 29, 1992 to October 31, 1993, the Company paid brokerage commissions of $190,681, $135,711 and $107,250 with respect to the MidCore Growth Fund (including commissions of $31,722 on $12,936,494 in brokerage transactions paid because of services provided in 1994). The Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds paid no brokerage commissions for the fiscal years ended October 31, 1995 and 1994 and the periods from their inception to October 31, 1993. For the fiscal years ended October 31, 1995 and 1994 the Company paid brokerage commissions of $23,067 and $21,346 with respect to the International Equity Fund. None of the brokerage commissions were paid to affiliates of the Company, the Adviser, Sub-Adviser or the Co-Administrator.


          The Advisory Agreement between the Company and the Adviser and with respect to the International Equity Fund, the Sub-Advisory Agreement among the Company, the Adviser and Sub-Adviser, provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser and Sub-Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser or Sub-Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Adviser and Sub-Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser or Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser and Sub-Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

          Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser or Sub-Adviser and does not reduce the advisory fees payable to it by the Funds. The Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.


          Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Sub-Adviser, and the Distributor or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or its Adviser, or an affiliated person of any of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").


          Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by its Adviser or Sub-Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser or Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.


          As of October 31, 1995, the Funds held securities of its regular brokers or dealers (as defined under the 1940 Act) or their parents as follows: the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, and Balanced Funds held securities of Lehman Brothers totaling $5,272,159, $4,708,711, $11,075,197, and $1,354,472, respectively; the Intermediate Bond
Market, Bond IMMDEX/TM, and Balanced Funds held securities of Goldman Sachs totaling $2,474,889, $8,687,367, and $959,651, respectively; the Short-Term Bond Market and Equity Index Funds held securities of Morgan Stanley totaling $1,253,108 and $234,900, respectively; and the Short-Term Bond Market, Balanced, Growth and Income, and Equity Index Funds held securities of
Merrill Lynch totaling $87,191, $1,045,475, $1,901,788 and $360,750, respectively.



Additional Information On Portfolio Instruments
-----------------------------------------------

          Ratings. The ratings of Standard & Poor's, Moody's and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

          The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

          Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser or Sub-Adviser will consider such an event in determining whether the Fund involved should continue to hold the security.


          Securities Lending. Although none of the Funds intend to during the current fiscal year, each of the Funds may lend its portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. Such loans will not be made during the current year. The Funds may at any time call a loan and obtain the return of the securities loaned within five business days. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser (and Sub-Adviser in the case of the International Equity Fund) to be of good standing and when, in the Adviser's (and Sub-Adviser's in the case of the International Equity Fund) judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.


          Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.


          Money Market Instruments. As described in the Prospectuses, the Funds may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less. However, as stated in the International Equity Fund's prospectus, the Fund intends to stay fully invested and therefore investments in money market instruments by the International Equity Fund are expected to represent normally less than 5% of the Fund's net assets.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit and nonnegotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser (and Sub-Adviser in the case of the International Equity Fund) determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of such Fund's total assets at the time of purchase. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.


          Investments by a Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor's, Moody's or similar rating by another nationally recognized rating agency. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.


          The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser (and Sub-Adviser in the case of the International Equity Fund) deem the investment to involve minimal credit risk.

          Repurchase Agreements. Each Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser (and Sub-Adviser in the case of the International Equity Fund) will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

          The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act. Investments in repurchase agreements for the International Equity Fund are limited to no more than 5% of the Fund's net assets.



          Investment Companies. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.
          The Funds may invest from time to time in securities issued by other investment companies which invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Funds would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees and such fees and other expenses will be borne indirectly by the Fund's shareholders. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations. Investment in securities issued by other investment companies are not expected to exceed 5% of the International Equity Fund's net assets.

          U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

          Bank Obligations. For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. A Fund's investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks (similar to those discussed below under "American Depository Receipts") that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

Other Investment Considerations - Balanced Fund, MidCore Growth Fund, Special
-----------------------------------------------------------------------------
Growth Fund, and International Equity Fund
------------------------------------------

          The Balanced Fund, MidCore Growth Fund, Special Growth Fund, and International Equity Fund maintain a long-term investment horizon with respect to investments in equity securities. However, when a company's growth in earnings and valuation results in price appreciation that reaches a level which meets the Fund's established return objective, the stock is normally sold. Holdings are also sold if there has been significant deterioration in the underlying fundamentals of the securities involved since their acquisition. Sale proceeds are either re-invested in money market instruments or in other securities which meet the respective Fund's investment criteria.

          The increase or decrease of cash equivalents in a Fund is primarily the residual effect of the research process. The portion of a Fund invested in cash equivalents tends to rise when the pool of acceptable securities is limited and tends to fall when the Fund's valuation screening process identifies a large number of attractive securities. Short-term forecasts for the economy and financial markets are not an important determinant of the level of cash equivalents in a Fund. As stated in the Prospectuses, however, under normal market conditions not more than 65% of the value of the Balanced Fund's and at least 50% of the value of the MidCore Growth Fund's, Special Growth Fund's, and International Equity Fund's total assets will be invested in equity securities. The Funds do not attempt to "time" the securities market.

          Certain securities owned by the Special Growth Fund may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, there may be a greater fluctuation in the value of redemptions or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.



          When-Issued Purchases, Delayed Delivery and Forward Commitments. When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Funds' custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore that value of a security) may be less favorable then the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.


          The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

          When these Funds engage in when-issued, delayed delivery and forward commitment transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

          Other Investment Considerations - International Equity Fund, Foreign Futures and Options. The Adviser and Sub-Adviser may determine that it would be in the interest of the International Equity Fund to purchase or sell stock index futures contracts, or options thereon, for the purpose of remaining fully invested and reducing transactions costs. A stock index futures contract is a bilateral agreement pursuant to which parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

          The International Equity Fund intends to limit its transactions in stock index futures contracts and related options so that not more than 10% of its net assets are at risk. In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities equal to the entire amount at risk (less margin deposits) on a continuous basis.


          Futures purchased or sold by the International Equity Fund (and related options) will normally be traded in foreign securities. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided the by the National Futures Association or any domestic futures exchange. In particular, the International Equity Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. For a further description of futures contracts and related options, including a discussion of the limitations imposed by federal tax law, See Appendix B to the Statement of Additional Information.



Other Investment Considerations - Balanced Fund, Short-Term Bond Market Fund,
-----------------------------------------------------------------------------
Intermediate Bond Market Fund, and Bond IMMDEX/TM Fund
----------------------------------------------------

        Mortgage-Backed and Asset-Backed Securities. The Balanced Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund may purchase mortgage-backed and asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

          There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          As stated in the Prospectuses for the Balanced Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund, mortgage-backed securities such as CMOs may be purchased. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.

          The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

          In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.



          Variable Rate Medium Term Notes. The Funds may purchase variable rate medium term notes which provide for periodic adjustments in the interest rates. The adjustments in interest rates reflect changes in an index (which may be the Lehman Brothers 1-3 Year Government/Corporate Bond Index, the Lehman Brothers Intermediate Government/Corporate Bond Index or the Lehman Brothers Government/Corporate Bond Index).

Other Investment Considerations - Tax-Exempt Intermediate Bond Fund
-------------------------------------------------------------------

          Municipal Obligations. Municipal Obligations which may be acquired by the Tax-Exempt Intermediate Bond Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

          Certain of the Municipal Obligations held by the Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand. The Fund may, from time to time, invest more than 25% of its assets in Municipal Obligations covered by insurance policies.

          The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Obligations may be materially adversely affected by litigation or other conditions.

          Certain types of Municipal Obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on Municipal Obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Obligations for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

          Municipal Lease Obligations. As stated in the Prospectus, the Fund may acquire municipal lease obligations which are issued by a state or local government authority to acquire land and a wide variety of equipment and facilities. In making a determination that a municipal lease obligation is liquid, the Adviser may consider, among other things (i) whether the lease can be canceled; (ii) the likelihood that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit; (iv) the likelihood that the municipality will discontinue appropriating funds for the leased property because the property is no longer deemed essential to the operations of the municipality; and (v) availability of legal recourse in the event of failure to appropriate.

          Stand-By Commitments. The Tax-Exempt Intermediate Bond Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a "stand-by commitment," a dealer agrees to buy from the Fund, at the Fund's option, specified Municipal Obligations at a specified price. "Stand-by commitments" acquired by the Fund may also be referred to in this Statement of Additional Information as "put" options.

          The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. A stand-by commitment may be sold, transferred or assigned by the Fund only with the instrument involved.

          The Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for the portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

          The Fund intends to enter into "stand-by commitments" only with dealers, banks and broker/dealers which, in the investment adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker/dealers is secured by the value of the underlying Municipal Obligations that are subject to a commitment.

          The Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Fund. "Stand-by commitments" which would be acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a "stand-by commitment," its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.


          Variable and Floating Rate Instruments. With respect to the variable and floating rate instruments that may be acquired by the Tax-Exempt Intermediate Bond Fund as described in its Prospectus, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Variable U.S. Government obligations held by the Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

          Equity Index Fund Management Techniques When purchasing securities for the Equity Index Fund's portfolio, the Adviser will consider initially the relative market capitalization weightings of the stocks included in the S&P 500 Index. The weighted capitalization of an issuer is determined by dividing the issuer's market capitalization by the total market capitalizations of all issuers included in the S&P 500 Index.

     The Adviser will then compare the industry sector diversification of the stocks in the Fund, acquired solely on the basis of their weighted capitalizations, with the industry sector diversification of all issuers included in the S&P 500 Index. This comparison is made because the Adviser believes, unless the Fund holds all stocks included in the S&P 500 Index, that the selection of stocks for purchase by the Fund solely on the basis of their weighted market capitalizations would tend to place heavier concentration (as compared to the S&P 500 Index) in certain industry sectors that are dominated by the larger corporations, such as communications, automobile, oil and energy. As a result, events disproportionately affecting such industries could affect the performance of the S&P 500 Index. Conversely, if smaller companies were not purchased by the Fund, industries included in the S&P 500 Index that are dominated by smaller market-capitalized companies would be underrepresented (as compared to the S&P 500 Index).

     For these reasons, the Adviser will identify the sectors which are (or, except for sector balancing, would be) most underrepresented in the Fund's portfolio and will purchase balancing securities in these sectors until the portfolio's sector weightings closely match that of the S&P 500 Index. This process continues until the portfolio is fully invested (except for cash holdings).

          The IMMDEX/TM Model. The IMMDEX/TM model has been developed and is maintained by Capital Management Sciences ("Capital Management") under the "IMMDEX/TM" trademark. Capital Management is neither a sponsor of the Bond IMMDEX/TM Fund nor affiliated in any way with the Bond IMMDEX/TM Fund or the Adviser. Neither is Capital Management in any way affiliated with Lehman Brothers which claims no interest in the model or its ability to effectively or accurately replicate the Lehman Brothers Government/Corporate Bond Index. Further, Capital Management is not responsible for the management or results of the Bond IMMDEX/TM Fund's portfolio. Rather, the Adviser will use the IMMDEX/TM model and the other investment techniques described in the Prospectus in choosing portfolio securities and executing transactions in an effort to produce an annual rate of total return for the Bond IMMDEX/TM Fund that is comparable, before Fund expenses, to that of the Lehman Brothers Government/Corporate Bond Index.

----


Other Portfolio Information
---------------------------


          Options Trading. As stated in the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX/TM Fund, Growth and Income Fund, and Equity Index Fund Prospectuses, the Funds may purchase put and (with the exception of the Tax-Exempt Intermediate Bond Fund) call options. Option purchases by a Fund will not exceed 5% of its net assets. Such options may relate to particular securities or to various indices. (In the case of the Equity Index Fund, such options will relate only to stock indices.) This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. The Tax-Exempt Intermediate Bond Fund will only purchase put options on Municipal Obligations, and will do so only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates.


          A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          These Funds (with the exception of the Tax-Exempt Intermediate Bond
Fund) may also sell covered call options listed on a national securities exchange. Such options may relate to particular securities or to various indices. (In the case of the Equity Index Fund, such options will relate only to stock indices.) A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option on an index is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian.

          A Fund's obligation under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

          As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.


          Futures Contracts and Related Options The Adviser may determine that it would be in the interest of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEX/TM Fund, Growth and Income Fund, and Equity Index Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by a Fund, or of securities which it intends to purchase. The International Equity Fund may engage in foreign futures and options (see "Other Investment Considerations - International Equity Fund - Foreign Futures and Options'). In addition, the Equity Index Fund will purchase and sell futures and related options (based only on the S&P 500 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index) and to reduce transaction costs. For example, a Fund may enter into transactions involving an index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

          During the current fiscal year the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, and Growth and Income Funds intend to limit their transactions in futures contracts and related options so that not more than 5% of their net assets are at risk and the Equity Index Fund will limit its transactions in futures such that obligations under the transactions and contracts represent not more than 10% of its assets. In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities equal to the entire amount at risk (less margin deposits) on a continuous basis. For a more detailed description of futures contracts and related options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Statement of Additional Information.

          American Depository Receipts ("ADRs"). The Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEX/TM Fund, Balanced Fund, Growth and Income Fund, MidCore Growth Fund, Special Growth Fund, and International Equity Fund may invest in sponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.


          Zero Coupon Bonds. Zero coupon obligations have greater price volatility than coupon obligations and will not result in the payment of interest until maturity, provided that a Fund will purchase such zero coupon obligations only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with the Fund's investment objective. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to a Fund and distributed to its shareholders. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities.
Additional income producing securities may not be able to be purchased with cash used to make such distributions and its current income ultimately may be reduced as a result.


          Convertible Securities. The Balanced , Growth and Income, MidCore Growth, Special Growth, and International Equity Funds may hold convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

          As described in the Prospectuses, the Funds may invest a portion of their assets in convertible securities that are rated below investment grade.

          Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.



Additional Investment Limitations
---------------------------------

          Each Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

     No Fund may:

     1. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

     2. Purchase securities of companies for the purpose of exercising control.

     3. Purchase or sell real estate or with respect to the International Equity Fund, real estate limited partnerships, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

     7. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     8. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.


In addition, as summarized in the Prospectuses, no Fund may:

     9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or Portico Funds, Inc. (the "Company"), except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.


     10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that, (a) with regard to all Funds except the Tax-Exempt Intermediate Bond Fund, there is no limitation with respect to instruments issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements secured by such instruments; (b) with regard to the Tax-Exempt Intermediate Bond Fund, there is no limitation with respect to instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments; (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(d) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     11. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this Statement of Additional Information or in the Prospectus are not deemed to be pledged for purposes of this limitation.

     12. With respect to the Tax-Exempt Intermediate Bond Fund, invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax except during defensive periods or during unusual market conditions. For purposes of this fundamental policy, Municipal Obligations that are subject to federal alternative minimum tax are considered taxable.

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.


          If due to market fluctuations or other reasons, the amount of borrowings and reverse repurchase agreements exceed the limit stated above, the Funds will promptly reduce such amount. Except as otherwise provided in Investment Restriction No. 10 above, for the purpose of such restriction, in determining industry classification with respect to the International Equity Fund, the Company intends to use the Morgan Stanley Capital International classification titles.


          In order to permit the sale of the Funds' shares in certain states, the Funds may make commitments more restrictive than the investment policies and limitations described above. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved. Each Fund will operate in compliance with the following further investment limitations (which are imposed pursuant to the regulations of a state) to the extent applicable to the
Fund: (1) the Funds will not purchase or sell real estate limited partnership interests, except that each may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; (2) the Funds will not invest in oil, gas or mineral exploration or development leases, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options; (3) the Funds will limit investments in warrants to no more than 5% of their respective net assets (and no more than 2% of net assets will be invested in warrants whose underlying securities are not traded on principal domestic exchanges) and (4) the Funds will not invest more than 5% of the portfolio's total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation. The foregoing limitations may be changed with respect to a particular Fund without the approval of the shareholders of the Fund; provided, however, in such event the particular Fund will terminate sales of its shares in that state, if any.


          With respect to investment limitation No. 3 under "Additional Investment Limitations"as it relates to the Tax-Exempt Intermediate Bond Fund, real estate shall include real estate mortgages. Although the foregoing investment limitations would permit the Tax-Exempt Intermediate Bond Fund to invest in options, futures contracts, options on futures contracts and engage in securities lending, the Fund, during the current fiscal year, does not intend to trade in such instruments (except that the Fund may purchase put options on Municipal Obligations as described in the Prospectus) or lend portfolio securities. Prior to engaging in any such transactions, the Fund will provide its shareholders with notice and add any additional descriptions concerning the instruments to the Prospectus and this Statement of Additional Information as may be required. With respect to investment limitation 10 under "Additional Investment Limitations,"asset-backed securities will be divided according to the type of assets underlying the security. For example, automobile loans, credit card receivables and installment sales contracts will each be considered a separate industry.


                                NET ASSET VALUE

          The net asset value per share of each Fund is calculated separately for the Institutional Series and Retail Series by adding the value of all portfolio securities and other assets belonging to the particular Fund that are allocable to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to a Fund are borne by each share of the Fund, except for certain payments under the Funds' Distribution and Service Plan and Shareholder Servicing Plan applicable only to Retail Series Shares of the non-money market funds. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.


          The value of a Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 P.M. Central Time. In addition, European and Pacific Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which net asset value of a Fund, including the International Equity Fund, is not calculated. The calculation of the net asset value of a Fund, including the International Equity Fund, may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 P.M. Central Time, and at other times, may not be reflected in the calculation of net asset value of a Fund.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


          Computation of Offering Price of the Funds. An illustration of the computation of the initial offering price per share of the Retail Shares of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth, and International Equity Funds based on the value of each such Fund's net assets and number of outstanding securities at October 31, 1995, follows:




                                 Short-
                                Term Bond Intermediate   Tax-Exempt     Bond
                                 Market    Bond Market  Intermediate  IMMDEX/TM
                                  Fund        Fund        Bond Fund     Fund
                                  ----        ----        ---------     ----

Net Assets (000s)                 $47,730     $11,576       $7,711     $21,875
Number of Shares
  Outstanding  (000s)               4,641       1,133          753         786
Net Asset Value
  Per Share                        $10.28      $10.21       $10.23      $27.82
Sales Charge, 2.00%
  of offering price
  (2.04% of net asset
  value per share)                    .21         .21          .21         .57
Public Offering Price              $10.49       $10.42      $10.44      $28.39



                                 Growth
                                   &     Equity  MidCore  Special International
                       Balanced  Income  Index   Growth   Growth      Equity
                         Fund     Fund    Fund    Fund     Fund        Fund
                         ----    ------   ----    ----     ----        ----

Net Assets (000s)     $21,832  $42,424  $18,663  $10,105  $87,269     $1,663
Number of Shares
  Outstanding (000s)      843    1,536      454      395    2,108         85
Net Asset Value
  Per Share            $25.89   $27.62   $41.07   $25.58   $41.40     $19.15
Sales Charge, 4.00%
  of offering price
  (4.16% of net asset
  value per share)       1.08     1.15     1.71     1.07     1.73        .80
Public Offering Price  $26.97   $28.77   $42.78   $26.65   $43.13     $19.95


          Prior to January 9, 1995, the Funds offered only one class of shares to both institutional and retail investors. On that date, the Funds began offering Institutional Shares to institutional investors and Retail Shares to retail investors.

          Retail Shares of each of the non-money market funds are sold with a front-end sales charge. A front-end sales charge will not be imposed on reinvested dividends or distributions. Likewise, there is no front-end sales charge (provided the status of the investment is explained at the time of investment) on purchases of Retail Shares if (a) you were a Portico shareholder as of January 9, 1995 and have continuously maintained a shareholder account with the Company; (b) you make any purchase within 60 days of a redemption of Portico Institutional Shares or from accounts for which Firstar Corporation or its affiliates serves in a trust, agency or custodial capacity; (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Portico; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase; (e) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or contingent deferred sales charge; (f) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; or (g) you are a spouse, parent or child of an individual who falls within the preceding categories (a),
(c), or (d) above. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.


          Shareholder Organizations or Institutions may be paid by the Funds for advertising, distribution or shareholder services. Depending on the terms of the particular account, Shareholder Organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder Organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.


          Shares of any Fund for which a redemption order is received in proper form by the transfer agent or Elan before the close of the Exchange (currently 3:00 p.m. Central Time) on a business day will be redeemed as of the determination of net asset value on that day. Orders for a redemption received after the close of the Exchange on a business day or on a non-business day will be priced as of the determination of net asset value on the next day on which shares of the particular Fund are priced. If a shareholder requests that redemption proceeds be paid by federal funds wire, the proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System.

          Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)


          The Company's Articles of Incorporation permit the Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at $1,000 or less. The Funds intend to exercise this right only when the net asset value of an account remains at $50 or less because of redemptions or when an investor discontinues participation in the Periodic Investment Plan and the net asset value of the account is $50 or less.

          In addition to the situations described in the Funds' Prospectuses under "Redemption of Shares," the Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.


          Exchange Privilege. By use of the exchange privilege, shareholders authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareholder or in some cases, the shareholder's registered representative or account representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

Exchange transactions described in paragraphs A, B, and C below will be made on the basis of the relative net asset values per share of the Funds involved in the transaction.


     A. Retail Shares of any Fund purchased with a sales charge may be exchanged without a sales charge for Retail Shares of any other Fund offered by the Company with a sales charge.

     B. Shares of any Fund offered by the Company acquired by a previous exchange transaction involving Retail Shares on which a sales charge has directly or indirectly been paid (e.g. shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares may be exchanged without a sales charge for Retail Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail Shares and their account number.

     C. Shares of any Fund offered by the Company may be exchanged without a sales charge for Shares of any other Fund of the Company that is offered without a sales charge.

     Except as stated above, a sales charge will be imposed when Shares of a Fund that were purchased or otherwise acquired without a sales charge are redeemed and the proceeds are used to purchase Retail Shares of another Fund of the Company with a sales charge.

     Shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

          For federal income tax purposes, share exchanges are treated as sales on which the shareholder may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Investors exercising the exchange privilege should request and review the Prospectus for the shares to be acquired in the exchange prior to making an exchange.

Additional Information Regarding Shareholder Services for Retail Shares
-----------------------------------------------------------------------

          The Retail Shares of the Funds offer a Periodic Investment Plan whereby a shareholder may automatically make purchases of shares of a Fund on a regular, monthly basis ($100 minimum per transaction). Under the Periodic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account each month and applies the amount to the purchase of Retail Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Periodic Investment Plan. A $15 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account or the shareholder's account has been closed at the time of the automatic transaction.

          The Periodic Investment Plan permits an investor to use "Dollar Cost Averaging"in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Retail Shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Retail Shares to be purchased during periods of lower Retail Share prices and fewer Retail Shares to be purchased during periods of higher Retail Share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Retail Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Retail Shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

          The Retail Shares of the Funds permit shareholders to effect ConvertiFundR transactions, an automated method by which a Retail shareholder may invest proceeds from one account to another account of the Retail Shares of the Portico family of funds. Such proceeds include dividend distribution, capital gain distributions and systematic withdrawals. ConvertiFundR transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.


          The Retail Shares of the Funds offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $15,000 at current net asset value at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($100 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.



Special Procedures for In-Kind Payments
---------------------------------------

          Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Investor Services at 414-287-3710. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000. The Funds will consider accepting securities as consideration for shares only if such securities meet the investment objectives and policies of the particular Fund, are acquired for investment and not for resale (although the Fund may sell such securities in response to market or Fund activity), are liquid and have a value which is readily ascertainable.


                              DESCRIPTION OF SHARES
                              ---------------------

          The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150,000,000,000 full and fractional shares of common stock, $.0001 par value per share, which is divided into thirty classes (each, a "Class" or "Fund"). Each Class below is divided into two series designated as Institutional Series and Series A/Retail Series (each, a "Series") and consists of the number of shares set forth next to its Fund name in the table below:


                  Fund in which Stock      Number of Authorized
                  Represents Interest      Shares in Each Series
                  -------------------      ---------------------


Class-Series of
Common Stock
------------


6-Institutional   Special Growth                500 Million
6-A                                             500 Million
7-Institutional   Bond IMMDEX/TM                500 Million
7-A                                             500 Million
8-Institutional   Equity Index                  500 Million
8-A                                             500 Million
9-Institutional   Growth and Income             500 Million
9-A                                             500 Million
10-Institutional  Short-Term Bond Market        500 Million
10-A                                            500 Million
11-Institutional  Balanced Growth               500 Million
11-A                                            500 Million
12-Institutional  MidCore Growth                500 Million
12-A                                            500 Million
13-Institutional  Intermediate Bond Market      500 Million
13-A                                            500 Million
14-Institutional  Tax-Exempt                    500 Million
14-A              Intermediate Bond             500 Million
15-Institutional  International Equity          500 Million
15-A                                            500 Million

          The Board of Directors has also authorized the issuance of Classes 1 through 5 and Classes 16 and 17 common stock representing interests in seven other separate investment portfolios which are described in separate Statements of Additional Information. The remaining authorized shares are classified into thirteen additional classes representing interest in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.


          In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Funds' Prospectuses, shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

          Shareholders of the Funds, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareholders of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to one series of a Fund (such as the Distribution and Service Plan and Shareholder Service Plan applicable to Retail Shares) but not the other series of the same Fund, only the affected series will be entitled to vote.

          When issued for payment as described in the Funds' Prospectus and this Statement of Additional Information, shares of the Funds will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareholders for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

          The Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to:
(a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.


                    ADDITIONAL INFORMATION CONCERNING TAXES

          The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

          Each Fund is treated as a separate tax entity under the Code.
Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of the Company's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws.

          If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          Investment company taxable income earned by the Fund will be distributed by the Fund to its shareholders and will be taxable to shareholders as ordinary income whether paid in cash or additional shares. In general, investment company taxable income will be the Fund's taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

          A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

          Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held the distributing Fund's shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. It should be noted that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

          Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the International Equity Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign income and similar taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign income and similar taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions and foreign taxes generally are not deductible in computing alternative minimum taxable income. Each shareholder of the International Equity Fund will be notified within 60 days after the close of the Fund's taxable year whether the foreign income and similar taxes paid by the Fund will "pass-through" for that year.

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the International Equity Fund's income will flow to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of foreign taxes paid by the International Equity Fund. Certain additional limitations are imposed on the use of foreign tax credits to offset liability for the alternative minimum tax.


          If a Fund invests in certain "passive foreign investment companies" ("PFICs") which do not distribute their income on a regular basis, it generally will be subject to federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such investments even if it distributes the income to its shareholders. If the Fund qualifies and elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form, the Fund would instead be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, whether or not received, and such amounts would be subject to the various distribution requirements described above. In addition, another election may be available that would involve marking to market the Fund's PFIC holdings at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, the tax described above at the fund level under the PFIC rules generally would be eliminated.

          The Tax-Exempt Intermediate Bond Fund is designed to provide investors with current tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Internal Revenue Code of 1986 (the "Code"), H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends ultimately would be taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities or who occupies more than 5% of the usable area of such facilities or for whom such facilities, part thereof where specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.


          The percentage of total dividends paid by the Tax-Exempt Intermediate Bond Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year. In order for the Fund to pay exempt-interest dividends during any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund's portfolio must consist of federal tax-exempt obligations.
In addition, the Fund must distribute an amount that is at least equal to the sum of 90% of the net tax-exempt interest income and 90% of the investment company taxable income earned by the Fund for the taxable year. Within 60 days of the close of its taxable year, the Fund will notify shareholders of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Intermediate Bond Fund is generally not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder holds shares of the Fund for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.


          The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


                           MANAGEMENT OF THE COMPANY

Directors and Officers
----------------------


          The Directors and Officers of the Company, their addresses, age, principal occupations during the past five years and other affiliations are as follows:

                                           Principal
                           Position with   Occupations During Past 5
Name, Address and Age      the Company     Years and Other Affiliations
---------------------      ------------    ----------------------------

James M. Wade <F88>        Chairman,       Vice President and Chief
2802 Wind Bluff Circle     President and   Financial Officer, Johnson
Wilmington, NC  28409      Treasurer       Controls, Inc. (a controls
Age:  52                                   manufacturing company)
                                           January 1987 - May 1991.


Glen R. Bomberger          Director        Executive Vice President, Chief
One Park Plaza                             Financial Officer
11270 West Park Place                      and Director, A.O. Smith Corporation
Milwaukee, WI  53224-3690                  (a diversified manufacturing
Age:  58                                   company) since January 1987.
                                           Director of companies affiliated
                                           with A.O. Smith Corporation; Chief
                                           Financial Officer, Director and Vice
                                           President, Smith Investment Company;
                                           Officer and Director of companies
                                           affiliated with Smith Investment
                                           Company.

Jerry G. Remmel            Director        Vice President, Treasurer and Chief
231 W. Michigan Street                     Financial Officer of
Milwaukee, WI  53203                       Wisconsin Energy Corporation since
Age:  64                                   1994; Treasurer of Wisconsin
                                           Electric Power Company since 1973;
                                           Director Wisconsin Electric Power
                                           Company since 1989; Senior Vice
                                           President, Wisconsin Electric Power
                                           Company 1988 - 1994; Chief Financial
                                           Officer, Wisconsin Electric Power
                                           Company since 1983; Vice President
                                           and Treasurer, Wisconsin Electric
                                           Power Company 1983 - 1989.

Richard K. Riederer        Director        President and Chief Operating
400 Three Springs Drive                    Officer of Weirton Steel
Weirton, WV 26062-4989                     since 1995; Executive Vice President
Age:  51                                   and Chief Financial Officer, Weirton
                                           Steel January 1994-1995; Vice
                                           President of Finance and Chief
                                           Financial Officer, Weirton Steel
                                           January 1989-1994; Member-Board of
                                           Directors of American Iron and Steel
                                           Institute since 1995; Member-Board
                                           of Directors, National Association
                                           of Manufacturers since 1995.

Charles R. Roy <F88>       Director        Vice President - Finance, Chief
14245 Heatherwood Court                    Financial Officer and
Elm Grove, WI  53122                       Secretary, Rexnord Corporation (an
Age:  65                                   equipment manufacturing company),
                                           1988 - 1992; Vice President -
                                           Finance and Administration, Rexnord,
                                           Inc., 1982 - 1992; Officer and
                                           Director of several Rexnord
                                           subsidiaries until 1992.

Mary Ellen Stanek          Vice President  President and Chief Operating
777 East Wisconsin Avenue                  Officer, FIRMCO since
Suite 800                                  1994, Director since 1992 and
Milwaukee, WI  53202                       Director of Fixed Income
Age:  39                                   Securities since 1990.

W. Bruce McConnel, III     Secretary       Partner of the law firm of Drinker
Philadelphia National                      Biddle & Reath.
Bank Building
1345 Chestnut Street
Philadelphia, PA  19107
Age:  52


<F88>Messrs. Wade and Roy are considered by the Company to be "interested directors" of the Company as defined in the 1940 Act.


          The following chart provides certain information about the Director fees for the year ended October 31, 1995 of the Company's Directors.

                                                                      TOTAL
                                  PENSION OR                      COMPENSATION
                                  RETIREMENT                          FROM
                                  BENEFITS        ESTIMATED         COMPANY
                  AGGREGATE        ACCRUED         ANNUAL          AND FUND
  NAME OF       COMPENSATION       AS PART        BENEFITS        COMPLEX <F89>
  PERSON/         FROM THE         OF FUND          UPON              PAID TO
 POSITION          COMPANY         EXPENSES       RETIREMENT        DIRECTORS

 James M. Wade
   President,
 Treasurer and      $15,250          $0               $0             $15,250
Chairman of the
     Board

    Glen R.
   Bomberger        $12,500<F90>     $0               $0             $12,500
    Director

Jerry G. Remmel
    Director        $12,500          $0               $0             $12,500

   Richard K.
    Riederer        $12,500          $0               $0             $12,500
    Director

 Charles R. Roy
    Director        $12,500          $0               $0             $12,500

<F89>The "Fund Complex" includes only the Company.
<F90>Includes $12,500 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.

          Each Director receives an annual fee of $7,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,000 per annum for services in such capacity. For the fiscal year ended October 31, 1995, the Directors and Officers received aggregate fees of $65,250. Ms. Stanek receives no fees from the Company for her services as Vice President, although FIRMCO, of which she is President, receives fees from the Company for advisory services. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.



Advisory Services
-----------------

          FIRMCO became the investment adviser to the Short-Term Bond Market Fund, Special Growth Fund, Bond IMMDEX/TM Fund and Equity Index Fund as of February 3, 1992 and became the Investment Adviser to the Growth and Income Fund effective June 17, 1993. Prior thereto, investment advisory services were provided by Firstar Trust Company, an affiliate of FIRMCO. Firstar Trust Company has guaranteed all obligations incurred by FIRMCO in connection with its Investment Advisory Agreement. FIRMCO is also the Investment Adviser to the MidCore Growth Fund, Intermediate Bond Market Fund, Balanced Fund, Tax-Exempt Intermediate Bond Fund, and International Equity Fund. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.


          The Adviser is entitled to 4/10ths of the gross income earned by each Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the Securities and Exchange Commission, the Funds do not intend to receive separate compensation for securities lending activity. The Adviser has also agreed that if, in any fiscal year, the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund for any excess to the extent required by such regulations. To the knowledge of the Funds, of the applicable expense limitations in effect as of the date of this Statement of Additional Information, none is more restrictive than 2-1/2% of the first $30 million of a Fund's average annual net assets, 2% of the next $70 million of average annual net assets, and 1-1/2% of the remaining average annual net assets. In addition, the Adviser may also voluntarily waive additional advisory fees otherwise payable by the Funds. Certain expenses including interest, taxes, brokerage, and distribution expenses are not subject to this expense cap.

          For the services provided and expenses assumed by the Adviser under its investment advisory agreement in effect for the fiscal years ended October 31, 1995, 1994, and 1993, the Adviser earned and waived advisory fees as follows:
                  Advisory Fees Earned (Advisory Fees Waived)
                  -------------------------------------------

                          1995                1994                 1993
                          ----                ----                 ----

Short-Term Bond  $330,777 (436,239)  $339,126 (444,879)  $317,404 (480,447)
Market Fund

Special Growth    3,291,584          2,576,044 (119,214) 1,756,010 (326,231)
Fund              (48,415)

Bond IMMDEX/TM
Fund              831,690 (0)         774,322 (--)        658,553 (14,233)

Equity Index Fund 319,929 (0)         197,707 (13,606)    175,599 (33,166)

Intermediate Bond 299,128 (238,251)   217,173 (151,906)   36,816 (101,798)<F91>
Market Fund

MidCore Growth    894,728 (61,640)    708,137 (61,181)    287,778 (76,613)<F92>
Fund

Balanced Fund     560,913 (267,253)   458,789 (213,732)   260,303 (225,409)

Growth and Income 1,281,117 (69,004)  1,133,488 (83,990)  916,091 (188,529)<F93>
Fund

Tax-Exempt
Intermediate Bond 22,909 (128,234)    48,723 (90,055)      0 (61,028)<F94>
Fund

International     119,342 (311,670)   20,285 (111,361)<F95>         --
Equity Fund

<F91>From inception (January 5, 1993) to October 31, 1993.
<F92>From inception (December 29, 1992) to October 31, 1993.
<F93>Firstar Trust Company earned (waived) advisory fees of $527,493 and
$(138,409) from November 1, 1992 thru June 16, 1993. FIRMCO earned (waived) advisory fees of $388,598 and $(50,120) from June 17, 1993 thru October 31, 1993.
<F94>From inception (February 8, 1993) to October 31, 1993
<F95>From inception (April 28, 1994) to October 31, 1994.


          Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.


          With regard to the International Equity Fund, under the Investment Advisory Agreement, the Adviser is authorized to delegate its responsibilities to another adviser. The Adviser has appointed State Street Global Advisors as Sub-Adviser to the International Equity Fund. See "Sub-Adviser" below. The Adviser and Sub-Adviser jointly determine the securities to be purchased, retained or sold by the International Equity Fund.

          Sub-Adviser.  The International Equity Fund receives sub-advisory
          -----------

services from State Street Global Advisors, a division of State Street Bank and Trust Company (the "Sub-Adviser" or "SSBT"). Under the terms of the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser furnishes investment advisory and portfolio management services to the International Equity Fund with respect to its investments. The Sub-Adviser is responsible, jointly with the Adviser, for decisions to buy and sell the International Equity Fund's investments and all other transactions related to investment therein. The Sub-Adviser negotiates brokerage commissions and places orders of purchases and sales of the International Equity Fund's portfolio securities. During the term of the Sub-Advisory Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under such agreement.


          Pursuant to the Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or reckless disregard of its obligations and duties thereunder, or loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser will not be subject to any liability to the Adviser, the International Equity Fund or the Company, or to any shareholder of the International Equity Fund or the Company, for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement. See "Banking Laws and Regulations" below for information regarding certain banking laws and regulations and their applicability to the Sub-Adviser and its services under the Sub-Advisory agreement.

     Banking Laws and Regulations. Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent and upon order of a customer. In 1971, the United States Supreme Court held in Investment Company Institute vs. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act"), or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but did not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. FIRMCO, Firstar Trust Company and SSBT are subject to such banking laws and regulations.

          FIRMCO and Firstar Trust Company and the Sub-Adviser believe that they may perform the services for the Funds contemplated by their respective agreements with the Company without violation of the Glass-Steagall Act or other applicable banking laws or regulations. These companies further believe that, if the question were properly presented, a court should hold that these companies may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws and or regulations. It should be noted, however, there have been no cases deciding whether banks and their affiliates may perform services comparable to those performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent such companies from continuing to perform such services for the Funds. If the companies were prohibited from continuing to perform advisory, accounting, shareholder servicing and custody services for the Funds, it is expected that the Board of Directors would recommend that the Funds enter into new agreements or would consider the possible termination of the Funds. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

          Shares of the Funds are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Trust Company or FIRMCO, SSBT, their affiliates or any other bank, or any other governmental agency. An investment in the Funds involves risks including possible loss of principal.

Administration and Distribution Services
----------------------------------------

          Firstar Trust Company ("Firstar Trust") became a Co-Administrator to the Funds on September 1, 1994, and B. C. Ziegler and Company ("Ziegler") became a Co-Administrator to the Funds on January 1, 1995. Under the Co-Administration Agreement, the following administrative services will be provided jointly by the Co-Administrators: assist in maintaining office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by Shareholder Organizations; and generally assist in the Funds' operations. The following administrative services will be provided by Ziegler: review and comment upon the registration statement and amendments thereto prepared by Firstar Trust or counsel to the company, as requested by Firstar Trust ; review and comment upon sales literature and advertising relating to the company, as requested by Firstar Trust; assist in the administration of the marketing budget; periodically review blue sky registration and sales reports for the Funds; attend meetings of the Board of Directors, as requested by the Board of Directors of the Funds; and such other services as may be requested in writing and expressly agreed to by Ziegler. The following administrative services will be provided by Firstar
Trust: compile data for and prepare with respect to the Funds timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; coordinate execution and filing by the company of all federal and state tax returns and required tax filings other than those required to be made by the company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the company's counsel; assist to the extent requested by the company with the company's preparation of annual and semi-annual reports to Fund shareholders and registration statements for the Funds; monitor each Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from each Fund; monitor each Fund's status as a regulated investment company under Subchapter M of the Code; maintain each Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of each Fund as set forth in the prospectuses, statements of additional information, by-laws and articles of incorporation.


     Each of the Co-Administrators have agreed to pay all expenses incurred by it in connection with its administrative activities. Under the Co-Administration Agreement, the Co-Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Co-Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Co-Administrators in the performance of their respective duties or from their reckless disregard of their duties and obligations under the Agreement.


          The Distributor provides distribution services for each Fund as described in the Funds' Prospectus pursuant to a Distribution Agreement with the Funds under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. For the fiscal years ended October 31, 1994 and 1993, Sunstone Financial Group, Inc. ("Sunstone"), Portico Funds' former Distributor and Co-Administrator, received no fees for its distribution services. For the fiscal year ended October 31, 1995, Ziegler received no fees for its distribution services.

          For its administrative services for the fiscal years ended October 31, 1995, 1994 and 1993, the Co-Administrators (and Sunstone for the fiscal years ended October 31, 1994 and 1993) earned and waived the following administrative fees:


                       Administration Fees Earned (Administration Fees Waived)
                       -------------------------------------------------------

                             1995                1994              1993
                             ----                ----              ----

Short-Term Bond      59,323 (95,852)   $88,025 (72,075)   $143,310 (22,909)
Market Fund

Special Growth Fund  194,656 (345,563)  249,168 (190,836)  298,874 (48,166)

Bond IMMDEX/TM Fund  151,431 (174,586)  227,105 (85,036)   241,390 (38,937)

Equity Index Fund    57,944 (97,841)   57,234  (46,232)    90,049 (14,334)

Intermediate Bond    49,597 (80,727)   37,683  (52,610)    29,638 (5,016)<F96>
Market Fund

MidCore Growth Fund  64,612 (90,089)   71,418 (54,096)     52,063 (8,669)<F97>

Balanced Fund        51,415 (82,629)   56,667 (53,098)     69,662 (11,290)

Growth and Income    82,730 (134,204)  110,256 (88,529)    158,713 (25,390)
Fund
Tax-Exempt           14,551 (22,137)
Intermediate Bond                      20,580 (13,392)     2,384 (10,679)<F98>
Fund

International Equity 14,701 (20,395)   5,560 (6,117)<F99>            ---
Fund

<F96>From inception (January 5, 1993) to October 31, 1993.
<F97>From inception (December 29, 1992) to October 31, 1993.
<F98>From inception (February 8, 1993) to October 31, 1993.
<F99>From inception (April 28, 1994) to October 31, 1994.


Shareholder Organizations
-------------------------

          As stated in the Funds' Prospectus, for Retail Shares the Funds intend to enter into agreements from time to time with Shareholder Organizations providing for support and/or distribution services to customers of the Shareholder Organizations who are the beneficial owners of Retail Shares of the Fund. Under the agreements, the Funds may pay Shareholder Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Retail Shares beneficially owned by their customers. Services provided by Shareholder Organizations under their agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers;
(viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, Shareholder Organizations, under the Distribution and Service Plan, may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares. All fees paid under these agreements are borne exclusively by the Fund's Retail Shares.


          The Funds' arrangements with Shareholder Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Directors. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Retail Shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act and Rule 18f-3 of the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Shareholder Organizations must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").


          The Funds believe that there is a reasonable likelihood that their arrangements with Shareholder Organizations will benefit each Fund and the holders of Retail Shares as a way of allowing Shareholder Organizations to participate with the Funds in the provision of support and distribution services to customers of the Shareholder Organization who own Retail Shares. Any material amendment to the arrangements with Shareholder Organizations under the agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding Retail Shares of the Fund involved. So long as the Plans are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Directors.


          For the fiscal years ended 1994 and 1993, the Company did not pay any fees to Shareholder Organizations pursuant to Service Plans and Distribution and Service Plans with respect to the Funds.

          The Funds paid fees to Shareholder Organizations, none of which were affiliated with the Adviser, pursuant to the Service Plan for the fiscal year ended October 31, 1995 as follows:
                                       Fees Earned by Non-Affiliated
                                         Shareholder Organizations
                                         -------------------------


               Short-Term Bond Market Fund         $  983
               Special Growth Fund                 $  980
               Bond IMMDEX/TM Fund                 $  -0-
               Equity Index Fund                   $1,945
               Intermediate Bond Market Fund       $   17
               MidCore Growth Fund                 $  -0-
               Balanced Fund                       $  -0-
               Growth and Income Fund              $  335
               Tax-Exempt Intermediate Bond Fund   $    6
               International Equity Fund           $  -0-


The Funds paid fees to Shareholder Organizations, all of which were affiliated with the Adviser, pursuant to the Service Plan for the fiscal year ended October 31, 1995 as follows:

                                        Fees Earned by Affiliated
                                        Shareholder Organizations
                                        -------------------------


               Short-Term Bond Market Fund        $ 88,763
               Special Growth Fund                $148,367
               Bond IMMDEX/TM Fund                $ 34,141
               Equity Index Fund                  $ 28,307
               Intermediate Bond Market Fund      $ 19,233
               MidCore Growth Fund                $ 16,740
               Balanced Fund                      $ 36,588
               Growth and Income Fund             $ 73,097
               Tax-Exempt Intermediate Bond Fund  $ 13,724
               International Equity Fund          $  2,866


            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

          Firstar Trust serves as custodian of all the Funds' assets except for the International Equity Fund pursuant to a Custody Agreement. Under the Custody Agreement, Firstar Trust has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning each Fund's operations. Firstar Trust may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that Firstar Trust shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Trust is entitled to receive a fee, payable quarterly, based on the annual rate of $0.20 per $1,000 of the market value of each Fund's assets. In addition, Firstar Trust, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

          State Street Bank and Trust Company ("SSBT") serves as custodian of the International Equity Fund's assets pursuant to a Custody Agreement. Under the Custody Agreement, SSBT has agreed to, among other things, (i) maintain custody of all Fund assets and settle Fund purchases and sales, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning the Fund's operations. SSBT may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with other banks or trust companies, provided that SSBT shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as a custodian, SSBT is entitled to receive a fee, payable monthly, based on the following annual rates of the market value of the Fund's assets: 0.01% of all domestically held assets and asset charges ranging from 0.05% to 0.40% of all securities held in custody outside the U.S. depending on where the securities are held and total Fund assets. In addition, SSBT, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses. Also, pursuant to the Custody Agreement, SSBT has agreed to maintain the financial accounts and records of the Fund in compliance with the 1940 Act and to provide other accounting services to the Fund. For its accounting services, SSBT is entitled to receive fees in addition to its custody fees, payable monthly, including a monthly base and quote charge and pricing charges per security per month. In addition, SSBT is entitled to reimbursement of certain expenses.

          Firstar Trust also serves as transfer agent and dividend disbursing agent for each Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareholders of the Funds, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds. For its transfer agency and dividend disbursing services, Firstar Trust is entitled to receive fees at the minimum rate of $12,000 per portfolio plus $13 per account. Also, Firstar Trust is entitled to certain other transaction charges and reimbursement for expenses. In addition, Firstar Trust is entitled to receive, with respect to the Periodic Investment Plan, $125.00 per monthly or bi-monthly cycle for the Funds and all other investment portfolios of the Company.

          In addition, all the Funds, with the exception of the International Equity Fund, have entered into a Fund Accounting Servicing Agreement with Firstar Trust pursuant to which Firstar Trust has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For its accounting services, Firstar Trust is entitled to receive fees, payable monthly, at the following annual rates of the market value of each Fund's assets: Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, and Special Growth Fund -- $27,500 on the first $40 million, 1.25/100th of 1% on the next $200 million, and 6.25/1000ths of 1% on the balance, plus out-of-pocket expenses, including pricing expenses; and Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX/TM Fund -- $31,250 on the first $40 million, 2.5/100th of 1% on the next $100 million, and 1.25/100th of 1% on the next $100 million, and 6.25/1000th of 1% on the balance, plus out-of-pocket expenses, including pricing expenses.

                                    EXPENSES

          Operating expenses of the Funds include taxes, interest, fees and expenses of Directors and officers, Securities and Exchange Commission fees, state securities and qualification fees, advisory fees, administrative fees, Shareholder Organization fees (Retail Shares only), charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums , auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and meetings and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.


                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin, 53202, serve as auditors for the Company. The financial statements and related report of Price Waterhouse LLP, contained in the respective Fund's Annual Report for the fiscal year ended October 31, 1995 are incorporated herein by reference. No other part of a Fund's annual report is incorporated herein by reference.


                                    COUNSEL

          Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Company, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serve as counsel to the Company and will pass upon the legality of the shares offered by each Fund's Prospectus.


                     ADDITIONAL INFORMATION ON PERFORMANCE

          From time to time, the total return of the Retail Shares and Institutional Shares of each Fund and the yields of such shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX/TM Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Portico Investor Services at 1-800-982-8909.


Yield Calculations.
------------------

          The yield of a series of shares is calculated by dividing the net investment income per share for that series (as described below) earned during a 30-day (or one-month) period by the net asset value per share for that series (including the maximum front end sales charge of 2.00% for the Retail Shares of the bond funds) on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. Net investment income per share earned during the period attributable to that series is based on the average daily number of shares of the series outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that series minus expenses accrued for the period, attributable to that series net of reimbursements.

This calculation can be expressed as follows:


                Yield = 2[((a-b)/(cxd)+1)^6-1]

           Where:   a =  dividends and interest earned during the period.

                    b =  expenses accrued for the period (net of
                         reimbursements).

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = Maximum offering price per share on the last day of the period.

          For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obli-gation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

          Interest earned on tax-exempt obligations of the Tax-Exempt Intermediate Bond Fund that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

          With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

          Undeclared earned income may be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

          In addition, the Tax-Exempt Intermediate Bond Fund may advertise a "tax-equivalent yield" which is computed by: (a) dividing the portion of the Fund's yield for a particular series (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.


          For the 30-day period ended October 31, 1995, the annualized yields for Institutional Shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund were 5.96%, 5.90%, and 6.19%, respectively. Without fees waived by the Adviser and the Co-Administrators during such period, the annualized yields would have been 5.54%, 5.52%, and 6.12%, respectively.
For the same period, the annualized taxable yield for the Tax-Exempt Intermediate Bond Fund was 4.11%, and the tax-equivalent annualized yield was 5.96% (3.49% and 5.06%, respectively, without fees waived by the Adviser and Co-Administrators during such period).

          For the 30-day period ended October 31, 1995, the annualized yields, assuming the maximum sales charge, for Retail Shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund were 5.59%, 5.53%, and 5.82%, respectively. Without fees waived by the Adviser and the Co-Administrators during such period, the annualized yields would have been 5.16%, 5.15%, and 5.74%, respectively. For the same period, the annualized taxable yield for the Tax-Exempt Intermediate Bond Fund would have been 3.79% and the tax-equivalent annualized yield would have been 5.49% (3.18% and 4.61%, respectively, without fees waived by the Adviser and Co-Administrators during such period).

          For the 30-day period ended October 31, 1995 , the annualized yields for Retail Shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEXa Fund purchased without a front end sales charge were 5.71%, 5.65%, and 5.94%, respectively. Without fees waived by the Adviser and the Co-Administrators during such period, the annualized yields would have been 5.28%, 5.27% and 5.86%, respectively. For the same period, the annualized taxable yield for the Tax-Exempt Intermediate Bond Fund purchased without a front end sales charge would have been 3.86%, and the tax-equivalent annualized yield would have been 5.59% (3.25%, and 4.71%, respectively, without fees waived by the Adviser and Co-Administrators during such period).



Total Return Calculations.
-------------------------
          Each Fund computes "average annual total return" separately for its Retail and Institutional Shares by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:


                    T =  [(ERV/P)^1/n-1]


          Where:    T =  average annual total return.

                  ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                    P =  hypothetical initial payment of $1,000.

                    n = period covered by the computation, expressed in terms of years.

          The Funds compute their aggregate total returns separately for the Retail and Institutional Series, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:


               T = [(ERV/P)-1]


          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return reflect the deduction of the maximum front-end sales charge in connection with the purchase of Retail Shares. The Funds may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.


          The average annual total returns for the period from commencement of operations to October 31, 1995 and for the one year and five year periods ended October 31, 1995 were respectively 7.54%, 8.95%, and 7.88% with respect to Institutional Shares of the Short-Term Bond Market Fund; 9.44%, 16.26%, and 10.19% with respect to Institutional Shares of the Bond IMMDEX/TM Fund; 9.85%, 25.00%, and 13.21% with respect to Institutional Shares of the Growth and Income Fund; 11.72%, 26.02%, and 16.61% with respect to Institutional Shares of the Equity Index Fund; and 15.70%, 25.79%, and 21.22% with respect to Institutional Shares of the Special Growth Fund. The average annual total returns for the period from commencement of operations to October 31, 1995 and for the one year period ended October 31, 1995 were respectively 9.76% and 19.79% with respect to Institutional Shares of the Balanced Fund; 9.47% and 19.55%, with respect to Institutional Shares of the MidCore Growth Fund; 6.61% and 12.25% with respect to Institutional Shares of the Intermediate Bond Market Fund; 5.06% and 9.38% with respect to Institutional Shares of the Tax-Exempt Intermediate Bond Fund; and (2.53)% and (3.75)% with respect to Institutional Shares of the International Equity Fund.

          Prior to January 9, 1995, each of the Funds offered one series of shares without a sales charge to both retail and institutional investors. Assuming that the Funds' maximum sales charge for Retail Shares of the Funds had been in effect, the average annual total returns for the period from commencement of operations to October 31, 1995 and for the one year and five year periods ended October 31, 1995 would have been respectively: 7.15%, 6.62%, and 7.42% with respect to Retail Shares of the Short-Term Bond Market Fund; 9.02%, 13.75%, and 9.71% with respect to Retail Shares of the Bond IMMDEX/TM Fund; 9.04%, 19.77%, and 12.25% with respect to Retail Shares of the Growth and Income Fund; 10.90%, 20.76%, and 15.63% with respect to Retail Shares of the Equity Index Fund; and 14.86%, 20.55%, and 20.20% with respect to Retail Shares of the Special Growth Fund. The average annual total returns for the period from commencement of operations to October 31, 1995 and for the one year period ended October 31, 1995 would have been respectively: 8.46% and 14.77% with respect to Retail Shares of the Balanced Fund; 7.83% and 14.56% with respect to Retail Shares of the MidCore Growth Fund; 5.79% and 9.77% with respect to Retail Shares of the Intermediate Bond Market Fund; 4.19% and 6.88% with respect to the Tax-Exempt Intermediate Bond Fund; and (5.24)% and (7.78)% with respect to Retail Shares of the International Equity Fund.

          The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distribution had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser or Sub-Adviser as to market, economic, trade and interest trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, treasury bills and shares of a Fund. In addition, advertisement or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other materials which highlight or summarize the information discussed in more detail therein.




                                 MISCELLANEOUS

          As used in this Statement of Additional Information and in the Funds' Prospectus, a majority of the outstanding shares of a Fund or portfolio means the lesser of (1) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or portfolio.


          As of January 31, 1996, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Trust Company, P.O. Box 2054, Milwaukee, Wisconsin 53201, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares: Money Market Fund (2%); Institutional Money Market Fund (82%); Tax-Exempt Money Market Fund (56%); U.S. Treasury Money Market Fund (43%); U.S. Government Money Market Fund (66%); Growth and Income Fund (69%); Short-Term Bond Market Fund (62%); Special Growth Fund (70%); Bond IMMDEX/TM Fund (84%); Equity Index Fund (80%); Balanced Fund (81%); Intermediate Bond Market Fund (79%); MidCore Growth Fund (86%); Tax-Exempt Intermediate Bond Fund (66%); International Equity Fund (94%); and MicroCap Fund (85%). At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.



                                   APPENDIX A
                                   ----------


Commercial Paper Ratings
------------------------


     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper.

     "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

     "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
     "A-3" - Issue has an adequate capacity for timely payment. It is however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

     "B"- Issue has only a speculative capacity for timely payment.

     "C" - Issue has a doubtful capacity for payment.

     "D" - Issue is in payment default.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
     "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuer does not fall within any of the Prime rating categories.


     The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D- 1," "D- 2" and "D- 3." Duff & Phelps employs three designations, "D- 1+," " D- 1" and "D- 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

     "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "D-2" - Debt possesses good certainty for timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     "D-5" - Issuer failed to meet scheduled principal and/or interest payments.


     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

     "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

     "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     "D" - Securities are in actual or imminent payment default.

     Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

     Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:


     "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.


     "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short term debt ratings:


     "A1+" - Obligations supported by the highest capacity for timely repayment.

     "A1" - Obligations are supported by a strong capacity for timely repayment.

     "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

     "B" - Obligation for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     "C" - Obligations for which there is an inadequate capacity to insure timely repayment.

     "D" - Obligations which have a high risk of default or which are currently in default.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


     "BB," "B," "CCC," "CC," and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


     "CI" - This rating is reserved for income bonds on which no interest is being paid.


     "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. Rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.



     PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.


     "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. () - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes the probable credit stature upon completion of construction or elimination of basis of condition.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

     The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" - Debt is considered of high quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

     "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

     "AAA" - bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debts of these issuers is generally rated "F-1+."

     "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

     To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.


     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

     "D" - this designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

     IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term ratings:

     "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.


     "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.


     "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


     "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.


     "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

     IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

Municipal Note Ratings
----------------------


     A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Rating Group for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.


     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1" / "VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2" / "VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     "MIG-3" / "VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4" / "VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

     Duff & Phelps and Fitch use the short-term ratings described under commercial Paper Ratings for Municipal notes.






                                   APPENDIX B

         ADDITIONAL INFORMATION CONCERNING FUTURES AND RELATED OPTIONS

     As stated in the Prospectus, certain of the Funds may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix. In addition, the Equity Index Fund will purchase and sell futures and related options (based only on the S&P 500 Index in the case of the Equity Index Fund) to maintain cash reserves while-simulating full investment in the stocks underlying the S&P 500 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index), and to reduce transaction costs. The International Equity Fund may also purchase and sell index futures contracts and options to maintain cash reserves, to keep all of its assets substantially exposed to the markets included in the GDP EAFE Index, to facilitate trading and to reduce transaction costs. During the current fiscal year, the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM and Growth and Income Funds intend to limit their transactions in futures contracts and options so that not more than 5% of their net assets, if any, are at risk and the Equity Index Fund and International Equity Fund will limit its transactions in futures such that obligations under the transactions and contracts represent not more than 10% of its assets. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase (an option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; and option to sell a futures contract is "in-the-money" if the exercise price exceeds the value of the contract that is subject of the option.) The International Equity Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or in the case of futures options, for which an established over-the-counter market exists.


I.   Interest Rate Futures Contracts

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.


     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.


     A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.


     Examples of Futures Contract Sale. The Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund tends to move in concert with the futures market prices of long-term U.S. Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     Examples of Futures Contract Purchase. The Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investment in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

     The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

     In each transaction, expenses would also be incurred.

     II.  Index Futures Contracts.

     A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to the International Equity Fund, the Adviser and Sub-Adviser anticipate engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).


     The Growth and Income Fund, the Equity Index and International Equity Funds will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, these Funds may purchase index futures contracts in anticipation of purchases of securities, with respect to the Equity Index Fund and International Equity Fund, to maintain cash reserves while simulating full investment in stocks underlying the S&P 500 Index (in the case of the Equity Index Fund) and the portion of the GDP EAFE Index within which the International Equity Fund invests (in the case of the International Equity Fund) and to keep substantially all of its assets exposed to market. In a substantial majority of these transactions, the Funds will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, the funds may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

               ANTICIPATORY PURCHASE HEDGE:  Buy the Future Hedge
                  Objective:  Protect Against Increasing Price

             Portfolio                             Futures
             ---------                             -------
                             -Day Hedge is Placed-

     Anticipate Buying $62,500          Buying 1 Index Futures at 125

         Equity Portfolio             Value of Futures=$62,500/Contract

                             -Day Hedge is Lifted-

     Buy Equity Portfolio with           Sell 1 Index Futures at 130
       Actual Cost = $65,000         Value of Futures = $65,000/Contract

Increase in Purchase Price = $2,500        Gain on Futures = $2,500


                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:
Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

             Portfolio                             Futures
             ---------                             -------


                             -Day Hedge is Placed-

   Anticipate Selling $1,000,000         Sell 16 Index Futures at 125
         Equity Portfolio               Value of Futures = $1,000,000

                             -Day Hedge is Lifted-
      Equity Portfolio - Own             Buy 16 Index Futures at 120
    Stock with Value = $960,000          Value of Futures = $960,000
 Loss in Portfolio Value = $40,000        Gain on Futures = $40,000

If however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

             Portfolio                             Futures
             ---------                             -------


                             -Day Hedge is Placed-

     Anticipate Buying $62,500          Buying 1 Index Futures at 125

         Equity Portfolio             Value of Futures=$62,500/Contract

             Portfolio                             Futures
             ---------                             -------


                             -Day Hedge is Lifted-

     Buy Equity Portfolio with           Sell 1 Index Futures at 120

       Actual Cost - $60,000         Value of Futures = $60,000/Contract

Decrease in Purchase Price = $2,500        Loss on Futures = $2,500


                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio
Factors:
Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

             Portfolio                             Futures
             ---------                             -------


                             -Day Hedge is Placed-

   Anticipate Selling $1,000,000         Sell 16 Index Futures at 125
         Equity Portfolio               Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

      Equity Portfolio - Own             Buy 16 Index Futures at 130
   Stock with Value = $1,040,000        Value of Futures = $1,040,000
 Loss in Portfolio Value = $40,000        Gain on Futures = $40,000


     III. Margin Payments.

     Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract.
Initially, in accordance with the terms of the exchange on which such futures contract is traded, the fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser and the Sub-Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

     IV.  Risks of Transactions in Futures Contracts.

     There are several risks in connection with the use of futures by a Fund as a hedging devise. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities. With regard to the International Equity Fund, there is presently no index futures contract that is based on the GDP EAFE Index and there is an imperfect correlation between the securities represented by the various international stock index futures available to the Fund and the GDP EAFE Index.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser and Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

     Successful use of futures by a Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

     V.   Options on Futures Contracts.

     A Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

     VI.  Accounting and Tax Treatment.

     Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.


     Generally, futures contracts held by a Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect to either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

     Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The Fund may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the Fund and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "Section 988 hedging transactions" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is possible that some of the non-U.S. dollar denominated investments that Growth and Income Fund, and International Equity Fund may make will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investment other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

     Qualification as a regulated investment company under the Code requires that each Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investment in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investment in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

     An additional requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investment in stock and securities (and options and futures with respect to stock and securities). With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.




**************



                              PORTICO FUNDS, INC.
              (Money Market Fund, U.S. Treasury Money Market Fund,
        U.S. Government Money Market Fund, Tax-Exempt Money Market Fund
                      and Institutional Money Market Fund)
                                   Form N-1A
                             Cross Reference Sheet
Part B
Item No.                                         Heading
--------                                         -------

10.  Cover Page . . . . . . . . . . . . . . . .  Cover Page
11.  Table of Contents. . . . . . . . . . . . .  Table of Contents

12.  General Information and History. . . . . .  Inapplicable

13.  Investment Objectives and Policies . . . .  Investment Objectives and
                                                 Policies

14.  Management of the Fund . . . . . . . . . .  Management of the Company

15.  Control Persons and Principal Holders
     of Securities. . . . . . . . . . . . . . .  Management of the Company;
                                                 Miscellaneous

16.  Investment Advisory and Other Services . .  Management of the the Company;
                                                 Custodian, Transfer Agent and
                                                 Accounting Services Agent;
                                                 Expenses

17.  Brokerage Allocation and Other Practices .  Management of the Company

18.  Capital Stock and Other Securities . . . .  Description of Shares

19.  Purchase, Redemption and Pricing
     of Securities Net Asset Value;
     Being Offered. . .                          Additional Purchase and
                                                 Redemption Information

20.  Tax Status . . . . . . . . . . . . . . . .  Additional Information
                                                 Concerning Taxes

21.  Underwriters . . . . . . . . . . . . . . . .Management of the Company
22.  Calculation of Performance Data. . . . . . .Additional Information on
                                                 Yield

Part C
Information to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.



**************



                              PORTICO FUNDS, INC.
                      Statement of Additional Information
                           for the Money Market Fund
                        Institutional Money Market Fund
                        U.S. Treasury Money Market Fund
                       U.S. Government Money Market Fund
                          Tax-Exempt Money Market Fund
                               February 20, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                           Page
                                                           ----


Portico Funds...........................................    2
Investment Objectives and Policies......................    2
Additional Information on Portfolio Instruments.........   11
Net Asset Value.........................................   14
Additional Purchase and Redemption Information..........   15
Additional Information Regarding Shareholder Services
  for the U.S. Government Money
  Market, U.S. Treasury Money Market, Money Market and
  Tax-Exempt Money Market Funds.........................   17
Description of Shares...................................   18
Additional Information Concerning Taxes.................   20
Management of the Company...............................   22
Custodian, Transfer Agent, Disbursing Agent and
  Accounting Services Agent.............................   31
Expenses................................................   31
Independent Accountants.................................   32
Counsel.................................................   32
Additional Information on Yield.........................   32
Miscellaneous...........................................   33
Appendix................................................  A-1

This Statement of Additional Information is meant to be read in conjunction with the Portico Funds' Prospectuses dated February 20, 1996 for the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund (formerly, U. S. Federal Money Market Fund), U.S. Government Money Market Fund and Tax-Exempt Money Market Fund (collectively referred to as the "Funds"), and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of these Funds should be made solely upon the information contained herein. Copies of the Prospectuses for the Funds may be obtained by writing Portico Investor Services at 777 East Wisconsin Avenue, Suite 900, Milwaukee, Wisconsin 53202 or by calling 1-800-982-8909 or 414-287-3710
(Milwaukee area). Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.


SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                 PORTICO FUNDS

Portico Funds, Inc. (the "Company") is a Wisconsin corporation which was incorporated on February 15, 1988 as a management investment company. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios. This Statement of Additional Information pertains to five diversified portfolios, the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund. The Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund commenced operations on March 16, 1988, April 26, 1991, April 29, 1991, August 1, 1988 and June 27, 1988, respectively. The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact Portico Investor Services at 777 East Wisconsin Avenue, Suite 900, Milwaukee, Wisconsin 53202 or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area).



                       INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Money Market Fund, the Institutional Money Market Fund and the U.S. Government Money Market Fund is to seek a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value; the investment objective of the U.S. Treasury Money Market Fund is to seek to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value; and the investment objective of the Tax-Exempt Money Market Fund is to seek a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. There is no assurance, however, that the Funds' investment objectives will be obtained. The following policies supplement the Funds' respective investment objectives and policies as set forth in their Prospectuses.



Portfolio Transactions
----------------------


Subject to the general supervision of the Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

Securities purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be in the Funds' interests.

The Funds do not intend to seek profits from short-term trading. Because the Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the Funds' net investment income.

The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Funds. The Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.


Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Distributor or an affiliated person of either of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or the Adviser, or an affiliated person of either of them, is a member, except to the extent permitted by the Securities and Exchange Commission.


Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Additional Information on Portico Instruments
---------------------------------------------


Ratings.  Subsequent to its purchase by a Fund, a rated security may cease to be
-------
rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Board of Directors or the Adviser, pursuant to guidelines adopted by the Board, will in accordance with Rule 2a-7 under the 1940 Act consider such an event in determining whether the Fund involved should continue to hold the security. In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Variable and Floating Rate Instruments.  With respect to the variable and
--------------------------------------
floating rate instruments that may be acquired by the Money Market, Tax-Exempt Money Market and Institutional Money Market Funds as described in their Prospectuses, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable U.S. Government obligations held by a Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

The variable and floating rate demand instruments that the Tax-Exempt Money Market Fund may purchase include participations in Municipal Obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

U.S. Government Obligations.  Examples of the types of U.S. Government
---------------------------
obligations that may be acquired by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.


Stripped U.S. Government Obligations and Government-Backed Trusts.  The Money
-----------------------------------------------------------------
Market Fund, U.S. Government Money Market Fund and Institutional Money Market Fund may acquire U.S. Government obligations and their unmatured interest coupons which have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs")
and Certificate of Accrual on Treasury Securities ("CATs").   The stripped
coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Funds, most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and security purposes. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. Government securities.


Within the past several years, the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.


The Money Market Fund, U.S. Government Money Market Fund and Institutional Money Market Fund may also invest in certificates issued by Government-backed trusts. Such certificates represent an undivided fractional interest in the respective Government-backed trust's assets. The assets of each Government-backed trust consists of (i) a promissory note issued by a foreign government (the "Note"),
(ii) a guaranty by the U.S. Government, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all principal and interest due on such Note and (iii) a beneficial interest in a government securities trust holding U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury sufficient to provide the Trust with funds in an amount equal to at least 10% of all principal and interest payments due on the Note. No more than 35% of the value of a Fund's total assets will be invested in stripped securities not purchased through the Federal Reserve's STRIPS program and Government-backed trusts.



Investment Companies.  Each Fund currently intends to limit its investments in
--------------------
securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.




Repurchase Agreements.  Each Fund (except the Tax-Exempt Money Market Fund) may
---------------------
agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in less than one year.

The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.


Reverse Repurchase Agreements.  Reverse repurchase agreements are considered to
-----------------------------
be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase.



Securities Lending.  To increase return on portfolio securities, the Funds may
------------------
lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of the Fund or any combination thereof. Such loans will not be made, if, as a result, the aggregate of all outstanding loans of the Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.


Other Investment Considerations - Tax-Exempt Money Market Fund.
--------------------------------------------------------------

Municipal Obligations which may be acquired by the Tax-Exempt Money Market Fund
---------------------
include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.


The two principal classifications of Municipal Obligations which may be held by the Tax-Exempt Money Market Fund are General Obligation securities and Revenue securities. The Fund may also acquire Moral Obligation securities.


There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most securities purchased by the Tax-Exempt Money Market Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Certain of the Municipal Obligations held by the Tax-Exempt Money Market Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Exempt Money Market Fund may, from time to time, invest more than 25% of its assets in Municipal Obligations covered by insurance policies.

Municipal Obligations acquired by the Tax-Exempt Money Market Fund may include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in bonds and other types of tax-exempt instruments provided they have remaining maturities of thirteen months or less at the time of purchase.

Certain types of Municipal Obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on Municipal Obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Obligations for investment by the Tax-Exempt Money Market Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.


When-Issued Purchases and Forward Commitments. When the Tax-Exempt Money Market
---------------------------------------------
Fund agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid high-grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments and commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.


The Tax-Exempt Money Market Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.
When the Tax-Exempt Money Market Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Tax-Exempt Money Market Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Stand-By Commitments.  The Tax-Exempt Money Market Fund may acquire "stand-by
--------------------
commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer or bank agrees to purchase at the Fund's option specified Municipal Obligations at a specified price. Stand-by commitments may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A "stand-by commitment" may be sold, transferred or assigned by the Fund only with the instrument involved.

The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized loss for the period during which the commitment was held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires. The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each stand-by commitment is acquired.

The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. The Fund's reliances upon the credit of those dealers, banks and broker/dealers is secured by the value of the underlying Municipal Obligations that are subject to a commitment.

The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the ordinary method of valuation employed by the Fund. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period in which the commitment was held by the Fund.

During the current fiscal year, the Adviser expects that not more than 5% of the net assets of the Tax-Exempt Money Market Fund will be invested at any time in a particular class of taxable obligations described in the Fund's prospectus.


                ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

Additional Investment Limitations
---------------------------------

Each Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

No Fund may:

1. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

2. Purchase securities of companies for the purpose of exercising control.

3. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

7. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Statement of Additional Information or in its Prospectus are not deemed to be pledged for purposes of this limitation.

8. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.


In addition, as summarized in the Prospectuses, no Fund may:

10.Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities')) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or Portico Funds, Inc. (the "Company"), except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. In accordance with current SEC regulations, the Money Market Fund and Institutional Money Market Fund intend (as a matter of nonfundamental policy) to limit investments in the securities of any single issuer (other than U.S. Government securities) to not more than 5% of the Fund's total assets, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days.

11.Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that, (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (ii) instruments issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.


Although the foregoing investment limitations would permit the Funds to invest in options, futures contracts and options on future contracts, the Funds, during the current fiscal year, do not intend to trade in such instruments. Prior to making any such investments, the Funds would notify their shareholders and add appropriate descriptions concerning the instruments to their Prospectuses and this Statement of Additional Information.


In order to permit the sale of the Funds' shares in certain states, the Funds may make commitments more restrictive than the investment policies and limitations described above. Should the Company determine that any such commitment is no longer in the best interests of a Fund, it will revoke the commitment by terminating sales of its shares in the state involved. Each Fund will operate in compliance with the following further investment limitations (which are imposed pursuant to the regulations of a state) to the extent applicable to the Fund: (1) the Funds will limit investments in warrants, valued at the lower of cost or market, to no more than 5% of their respective net assets (and no more than 2% of net assets will be invested in warrants which are not listed on the New York or American Stock Exchange); (2) the Funds will not purchase or sell real estate limited partnership interests, except that each may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; and (3) the Funds will not invest in oil, gas or mineral exploration or development leases, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or part in such activities. Irrespective of these undertakings, none of the Funds intends to make any investments in warrants, real estate limited partnership interests or oil, gas or mineral exploration or development leases.


                                NET ASSET VALUE

The net asset value per share of each Fund described in this Statement of Additional Information is calculated separately by adding the value of all portfolio securities and other assets belonging to the particular Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of that Fund. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. Assets belonging to a particular Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative net asset values of all of the Company's investment portfolios at the time of allocation. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

The Company uses the amortized cost method of valuation to value each Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The market value of portfolio securities held by a Fund can be expected to vary inversely with changes in prevailing interest rates.

Each Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, each Fund will neither purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the 1940 Act nor maintain a dollar-weighted average maturity which exceeds 90 days. The Board of Directors has also established procedures that are intended to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund described in this Statement of Additional Information are sold without a sales charge imposed by the Company, although Shareholder Organizations or Institutions may be paid by the Company for advertising, distribution, or shareholder services. Depending on the terms of the particular account, Shareholder Organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder Organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.


Investors redeeming shares by check generally will be subject to the same rules and regulations that the transfer agent applies to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the transfer agent. Because dividends on each Fund accrue daily, checks may not be used to close an account, as a small balance is likely to result.


Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission ("SEC"); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

In addition to the situations described in the Funds' Prospectuses under "Redemption of Shares" and in the Statement of Additional Information under "Net Asset Value," the Company may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time.

Exchange Privilege (Not Available for Shares of the Institutional Money Market
Fund). By use of the exchange privilege, shareholders of the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareholder or in some cases, the shareholder's registered representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

Exchange transactions involving shares of the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund or Tax-Exempt Money Market Fund and described in paragraphs A, B and C below will be made on the basis of the relative net asset values per share of the funds involved in the transactions.

  A. Retail Shares of any Equity or Bond Fund purchased with a sales charge may be exchanged without a sales charge for Retail Shares of any other Equity or Bond Fund offered by the Company with a sales charge.

  B. Shares of any Equity or Bond Fund offered by the Company acquired by a previous exchange transaction involving Retail Shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares may be exchanged without a sales charge for Retail Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail Shares and their account number.

  C. Shares of any Fund offered by the Company (including shares of each money market Fund offered by the Company except the Institutional Money Market
  Fund) may be exchanged without a sales charge for Shares of any other Fund of the Company that is offered without a sales charge (including shares of each money market Fund offered by the Company except the Institutional Money Market Fund).

Except as stated above, a sales charge will be imposed when Shares of a Fund that were purchased or otherwise acquired without a sales charge (including shares of each money market Fund offered by the Company except the Institutional Money Market Fund) are redeemed and the proceeds are used to purchase Retail Shares of another Fund of the Company with a sales charge.

Shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the Company's customary policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

For federal income tax purposes, share exchanges are treated as sales on which the shareholder may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Investors exercising the exchange privilege should request and review the Prospectus for the shares to be acquired in the exchange prior to making an exchange.



Special Procedures for In-Kind Payments
---------------------------------------

Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Portico Investor Services at 414-287-3710. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000. In addition, the Funds will consider accepting securities as consideration for shares only if such securities are acquired for investment and not for resale (although the Funds may sell such securities in response to market or Fund activity), are liquid and have a value which is readily ascertainable.



---
           ADDITIONAL INFORMATION REGARDING SHAREHOLDER SERVICES FOR
                       THE U.S. GOVERNMENT MONEY MARKET,
                          U.S. TREASURY MONEY MARKET,
                                MONEY MARKET AND
                         TAX-EXEMPT MONEY MARKET FUNDS

Periodic Investment Plan
------------------------

The Funds offer a Periodic Investment Plan whereby a shareholder may automatically make purchases of shares of a Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account each month and applies the amount to the purchase of Fund shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Periodic Investment Plan. A $15 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account or the shareholder's account has been closed at the time of the automatic transaction.

ConvertiFund/R Transactions
--------------------------

The Funds permit shareholders to effect ConvertiFund/R transactions, an automated method by which a shareholder may invest proceeds from one account to another account of the Portico family of funds. Such proceeds include dividend distributions, capital gain distributions and systematic withdrawals. ConvertiFund/R transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Investments in the non-money market funds will be subject to the applicable sales charges.

Systematic Withdrawal Plan
--------------------------

The Funds offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $15,000 at current net asset value at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.


                             DESCRIPTION OF SHARES

The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share that shall be divided into thirty classes (each a designated "class" or "fund"). Each class is further divided into two series, Institutional Series and Series A/Retail Series (each, a "Series") and, with respect to the Funds, consists of shares set forth next to its name in the table below:

Class-Series of   Fund in Which Stock        Number of Authorized
Common Stock      Represents Interest           Shares in Each
------------      -------------------           --------------

                                                Initial Series
                                                --------------


1-Institutional   Money Market                    5 billion
1-A                                               5 billion

2-Institutional   Tax-Exempt Money Market         5 billion
2-A                                               5 billion

3-Institutional   U.S. Government Money           5 billion
3-A               Market                          5 billion


4-Institutional   Institutional Money             5 billion
4-A               Market                          5 billion


5-Institutional   U.S. Treasury Money             5 billion
5-A                  Market                       5 billion

Currently, only Series A Shares of the Money Market Funds have been offered by the Company. The Board of Directors has also authorized the issuance of Classes 6 through 17 common stock representing interests in twelve other separate investment portfolios which are described in separate prospectuses and Statement of Additional Information. The remaining authorized shares have been classified by the Board into thirteen additional classes representing interest in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.


In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributable to the operation of a particular series, shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder. Shareholders of the Funds, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to particular portfolios.

When issued for payment as described in the Funds' Prospectuses and this Statement of Additional Information, shares of the Funds will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareholders for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

The Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.


                    ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

Tax-Exempt Money Market Fund
----------------------------


As described above and in its Prospectus, the Tax-Exempt Money Market Fund is designed to provide investors with current tax-exempt interest income. This Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund may not be suitable for tax-exempt institutions, or for retirement plans qualified under
Section 401 of the Internal Revenue Code of 1986 (the "Code"), H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.


The percentage of total dividends paid by the Tax-Exempt Money Market Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year. In order for this Fund to pay exempt-interest dividends during any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund's portfolio must consist of tax-exempt obligations. In addition, the Fund must distribute an amount that is at least equal to the sum of 90% of the net tax-exempt interest income and 90% of the investment company taxable income earned by the Fund for the taxable year. Within 60 days of the close of its taxable year, the Fund will notify shareholders of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.


Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Money Market Fund generally is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder holds shares of the Tax-Exempt Money Market Fund for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

All Funds
---------

Investment company taxable income earned by the Money Market Fund, the Institutional Money Market Fund, the U.S. Treasury Money Market Fund, the U.S. Government Money Market Fund or the Tax-Exempt Money Market Fund will be distributed by the Funds to their shareholders, and will be taxable to shareholders as ordinary income whether paid in cash or additional shares. In general, investment company taxable income will be a Fund's taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.


Similarly, while the Funds do not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains and the distributions (whether paid in cash or additional shares) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as a capital gain dividend in a written notice mailed by the Company to shareholders after the close of the Company's taxable year.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

Each Fund is treated as a separate tax entity under the Code. Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of the Company's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (including amounts derived from interest on Municipal Obligations) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


                           MANAGEMENT OF THE COMPANY

Directors and Officers
----------------------


The Directors and officers of the Company, their addresses, age, principal occupations during the past five years and other affiliations are as follows:


                          Position             Principal
                            with        Occupations During Past
Name, Address               the            5 Years and Other
and Age                   Company            Affiliations
---------------------    -----------         ------------


James M. Wade<F100>      Chairman,       Vice President and
2802 Wind Bluff Circle   President       Chief Financial
Wilmington, NC  28409    and             Officer, Johnson
Age:  52                 Treasurer       Controls, Inc. (a
                                         controls manufacturing
                                         company), January 1987
                                         - May 1991.

Glen R. Bomberger        Director        Executive Vice
One Park Plaza                           President,  Chief
11270 West Park Place                    Financial Officer and
Milwaukee, WI  53224-                    Director, A.O. Smith
3690                                     Corporation (a
Age:  58                                 diversified
                                         manufacturing company)
                                         since January 1987;
                                         Director of companies
                                         affiliated with A.O.
                                         Smith Corporation;
                                         Chief Financial
                                         Officer, Director and
                                         Vice President, Smith
                                         Investment Company;
                                         Officer and Director of
                                         companies affiliated
                                         with Smith Investment
                                         Company.

Jerry G. Remmel          Director        Vice President,
231 W. Michigan Street                   Treasurer and Chief
Milwaukee, WI  53202                     Financial Officer of
Age:  64                                 Wisconsin Energy
                                         Corporation since 1994;
                                         Treasurer of Wisconsin
                                         Electric Power Company
                                         since 1973; Director,
                                         Wisconsin Electric
                                         Power Company since
                                         1989; Senior Vice
                                         President, Wisconsin
                                         Electric Power Company
                                         1988-1994; Chief
                                         Financial Officer,
                                         Wisconsin Electric
                                         Power Company since
                                         1983; Vice President
                                         and Treasurer,
                                         Wisconsin Electric
                                         Power Company, 1983 -
                                         1989.

Richard K. Riederer      Director        President and Chief
400 Three Springs                        Operating Officer of
  Drive                                  Weirton Steel since
Weirton, WV  26062-                      1995; Executive Vice
  4989                                   President and Chief
Age:  51                                 Financial Officer,
                                         Weirton Steel, January
                                         1994-1995; Vice
                                         President of Finance
                                         and Chief Financial
                                         Officer, Weirton Steel,
                                         January 1989-1994;
                                         Member Board of
                                         Directors of American
                                         Iron and Steel
                                         Institute since 1995;
                                         Member Board of
                                         Directors, National
                                         Association of
                                         Manufacturers since
                                         1995.

Charles R. Roy<F100>     Director        Vice President -
14245 Heatherwood                        Finance, Chief
  Court                                  Financial Officer and
Elm Grove, WI  53122                     Secretary, Rexnord
Age:  65                                 Corporation (an
                                         equipment manufacturing
                                         company), since 1988 -
                                         1992; Vice President -
                                         Finance and
                                         Administration,
                                         Rexnord, Inc., 1982 -
                                         1992; Officer and
                                         Director of several
                                         Rexnord subsidiaries
                                         until 1992.

Mary Ellen Stanek        Vice            President and Chief
777 East Wisconsin       President       Operating Officer
  Avenue                                 FIRMCO since 1994,
Suite 1800                               Director since 1992 and
Milwaukee, WI  53202                     Director of Fixed
Age:  39                                 Income series since
                                         1990.

W. Bruce McConnel, III   Secretary       Partner of the law firm
Philadelphia National                    of Drinker Biddle &
  Bank                                   Reath.
1345 Chestnut Street
Philadelphia, PA
19107
Age:  52


<F100>Messrs. Wade and Roy are considered by the Company to be "interested directors" of the Company as defined in the 1940 Act.


          The following chart provides certain information about the Director fees for the year ended October 31, 1995 of the Company's Directors.

                           PENSION OR                     TOTAL
                           RETIREMENT                  COMPENSATION
              AGGREGATE     BENEFITS     ESTIMATED         FROM
NAME OF     COMPENSATION   ACCRUED AS     ANNUAL       COMPANY AND
PERSON/         FROM        PART OF     BENEFITS           FUND
POSITION        THE          FUND         UPON     COMPLEX <F101> PAID TO
              COMPANY       EXPENSES    RETIREMENT       DIRECTORS
---------   ------------    ---------   ---------- ----------------------

James M. Wade
 President,
 Treasurer     $15,250         $0           $0         $15,250
    and
Chairman of
 the Board

  Glen R.
 Bomberger       12,500<F102>  $0           $0           12,500
 Director

 Jerry G.
  Remmel         12,500        $0           $0           12,500
  Director

Richard K.
 Riederer        12,500        $0           $0           12,500
 Director

Charles R.
    Roy          12,500        $0           $0           12,500
 Director

<F101>The "Fund Complex" includes only the Company.
<F102>Includes $12,500 which Mr. Bomberger elected to defer under the
Company's deferred compensation plan.


Each Director receives an annual fee of $7,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,000 per annum for services in such capacity. For the fiscal year ended October 31, 1995, the Directors and Officers received aggregate fees of $65,250. Ms. Stanek receives no fees from the Company for her services as Vice President, although FIRMCO, of which she is President, receives fees from the Company for advisory services. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

----

Advisory Services
-----------------

FIRMCO became the investment adviser to the Funds as of February 3, 1992. Prior thereto, investment advisory services were provided by Firstar Trust Company, an affiliate of the Adviser. Firstar Trust Company has guaranteed all obligations incurred by FIRMCO in connection with its Investment Advisory Agreement with the Funds. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.


The Adviser has also agreed that if, in any fiscal year, the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund for any excess to the extent required by such regulations. To the knowledge of the Funds, of the applicable expense limitations in effect as of the date of this Statement of Additional Information, none is more restrictive than 2-1/2% of the first $30 million of a Fund's average annual net assets, 2% of the next $70 million of average annual net assets, and 1-1/2% of the remaining average annual net assets. In addition, the Adviser may also voluntarily waive additional advisory fees otherwise payable by the Funds. Certain expenses including interest, taxes, brokerage and distribution expenses are not subject to this expense cap. In addition, the Adviser is entitled to 4/10ths of the gross income earned by each Fund on each loan of its securities, excluding capital gains or losses, if any.

For the services provided and expenses assumed by the Adviser under its investment advisory agreements for the fiscal years ended October 31, 1995, 1994, and 1993, the Adviser earned and waived advisory fees as follows:

                            Advisory Fees Earned (Advisory Fees Waived)
                            -------------------------------------------

                            1995                1994                1993
                            ----                ----                ----

Money Market Fund    $422,104 (365,955)  $319,171 (384,249)   $162,625 (465,960)

U.S. Treasury Money   199,277 (97,487)   102,634 (130,917)    97,048 (165,142)
Market Fund

U.S. Government       730,168 (136,091)  524,889 (442,933)    389,745 (646,522)
Money Market Fund

Tax-Exempt Money      232,548 (118,037)  171,919 (214,967)    84,322 (226,002)
Market Fund

Institutional Money   1,670,220          722,865 (2,610,542)  $247,162
Market Fund              (1,882,153)                             (3,089,292)


Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently
(a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent and upon order of a customer.


In 1971, the United States Supreme Court held in Investment Company Institute vs. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act"), or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but did not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment. company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System vs. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. FIRMCO and Firstar Trust Company are subject to such banking laws and regulations.


The Adviser and Firstar Trust Company believe that they may perform the services for the Funds contemplated by their respective agreements with the Company without violation of the Glass-Steagall Act or other applicable banking laws or regulations. These companies further believe that, if the question were properly presented, a court should hold that these companies may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, there have been no cases deciding whether banks and their affiliates may perform services comparable to those performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent such companies from continuing to perform such services for the Funds. If the companies were prohibited from continuing to perform advisory, accounting, shareholder servicing and custody services for the Funds, it is expected that the Board of Directors would recommend that the Funds enter into new agreements or would consider the possible termination of the Funds.

Shares of the Funds are not bank deposits, are not insured by the FDIC or any other governmental agency, are not endorsed, insured or guaranteed by Firstar Trust Company or FIRMCO and are not obligations of or otherwise supported by Firstar Trust Company or FIRMCO.


Administration and Distribution Services
----------------------------------------


Firstar Trust Company ("Firstar") became a Co-Administrator to the Funds on September 1, 1994, and B. C. Ziegler and Company ("Ziegler") became a Co-Administrator to the Funds on January 1, 1995. Under the Co-Administration Agreement, the following administrative services will be provided jointly by the Co-Administrators: assist in maintaining office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by Shareholder Organizations; and generally assist in the Funds' operations. The following administrative services will be provided by Ziegler: review and comment upon the registration statement and amendments thereto prepared by Firstar or counsel to the company, as requested by Firstar; review and comment upon sales literature and advertising relating to the company, as requested by Firstar; assist in the preparation of the marketing budget; periodically review blue sky registration and sales reports for the Funds; attend meetings of the Board of Directors, as requested by the Board of Directors of the Funds; and such other services as may be requested in writing and expressly agreed to by Ziegler. The following administrative services will be provided by Firstar: compile data for and prepare with respect to the Funds timely Notices to the Securities and Exchange Commission required pursuant to rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; coordinate execution and filing by the company of all federal and state tax returns and required tax filings other than those required to be made by the company's custodian and transfer agent; prepare compliance filings and blue sky registrations pursuant to state securities laws with the advice of the company's counsel; assist to the extent requested by the company with the company's preparation of annual and semi-annual reports to Fund shareholders and registration statements for the Funds; monitor each Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from each Fund; monitor each Fund's status as a regulated investment company under Subchapter M of the Code; maintain each Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of each Fund as set forth in the prospectuses, statements of additional information, by-laws and articles of incorporation.


Each of the Co-Administrators have agreed to pay all expenses incurred by it in connection with its administrative activities. Under the Co-Administration Agreement, the Co-Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Co-Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Co-Administrators in the performance of their respective duties or from their reckless disregard of their duties and obligations under the Agreement.


The Distributor also provides distribution services for each Fund as described in the Funds' Prospectuses pursuant to a Distribution Agreement with the Funds under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. For the fiscal years ended October 31, 1994 and 1993, Sunstone Financial Group, Inc., ("Sunstone") Portico Funds' former Distributor and Co-Administrator, received no fees for its distribution services. For the fiscal year ended October 31, 1995, Ziegler received no fees for its distribution services. For the fiscal years ended October 31, 1995, 1994, and 1993, the following administrative fees were earned and waived:



                       Administration Fees Earned (Administration Fees Waived)
                       -------------------------------------------------------

                          1995            1994            1993
                          ----            ----            ----

Money Market Fund         $72,183        $90,485        $135,520
                         (119,354)       (81,639)        (21,626)

U.S. Treasury              27,263         29,836          56,585
Money Market Fund         (44,793)       (27,368)         (8,963)

U. S. Government           77,856        132,045         223,641
Money Market Fund        (130,337)      (105,050)        (35,426)

Tax-Exempt Money           31,469         56,785          66,947
Market Fund               (51,566)       (37,943)        (10,636)

Institutional             215,820        221,920         607,848
Money Market Fund        (647,783)      (593,834)       (226,265)


Shareholder Organizations (Money Market, U.S. Government Money Market, U.S.
-------------------------
Treasury Money Market and Tax-Exempt Money Market Funds):


As stated in the Funds' Prospectus, the Funds intend to enter into agreements from time to time with Shareholder Organizations providing for support and/or distribution services to customers of the Shareholder Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Shareholder Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Services provided by Shareholder Organizations under their agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions;
(iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, under the Distribution and Service Plan, Shareholder Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

The Funds' arrangements with Shareholder Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Directors. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Shareholder Organizations must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

The Funds believe that there is a reasonable likelihood that their arrangements with Shareholder Organizations have benefited each Fund and its shareholders as a way of allowing Shareholders Organizations to participate with the Funds in the provision of support and distribution services to customers of the Shareholder Organizations who own Fund shares. Any material amendment to the arrangements with Shareholder Organizations under the agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund involved. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such disinterested Directors.


The Funds paid fees to Shareholder Organizations, none of which were affiliated with the Adviser, pursuant to the Distribution and Service Plan for the fiscal years ended October 31, 1995, 1994, and 1993 as follows:

                          Fees Earned by Non-Affiliated
                            Shareholder Organizations
                            -------------------------

                           1995     1994      1993
                           ----     ----      ----

Money Market Fund        $35,574   $19,423  $18,584

U.S. Government Money        365       573      856
Market Fund

Tax-Exempt Money Market      260       222    1,174
Fund

Institutional Money            0         0        0
Market Fund

U.S. Treasury Money           46         0        0
Market Fund

The Funds paid fees to Shareholder Organizations, all of which were affiliated with the Adviser, pursuant to the Service Plan for the fiscal years ended October 31, 1995,1994, and 1993 as follows:

                            Fees Earned by Affiliated
                            Shareholder Organizations
                            -------------------------

                            1995        1994       1993
                            ----      ----      ----

Money Market Fund          $9,663     $61,480     $49,187

U.S. Government Money      48,913     367,140     422,756
Market Fund

Tax-Exempt Money Market    16,271     110,489      87,425
Fund

Institutional Money       293,262   1,324,778   1,341,439
Market Fund

U. S. Treasury Money       12,934      50,187      73,820
Market Fund


As of January 1, 1995, the Institutional Money Market Fund no longer pays Shareholder Organization fees under the Service Plan.


   CUSTODIAN, TRANSFER AGENT, DISBURSING AGENT AND ACCOUNTING SERVICES AGENT

Firstar Trust Company serves as custodian of the Funds' assets pursuant to a Custody Agreement. Under the Custody Agreement, Firstar Trust Company has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning each Fund's operations. Firstar Trust Company may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that Firstar Trust Company shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Trust Company is entitled to receive a fee, payable quarterly, based on the following annual rate of $0.20 per $1,000 of the market value of each Fund's assets. In addition, Firstar Trust Company, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.


Firstar Trust Company also serves as transfer agent and dividend disbursing agent for each Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust Company has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareholders of the Funds, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds. For its transfer agency and dividend disbursing services, Firstar Trust Company is entitled to receive a fee at the following rates: $6,000 per portfolio plus $20 per shareholder account and $1.00 per financial transaction in excess of 4 per year per account, plus certain other transaction charges and reimbursement for expenses. In addition, Firstar Trust Company is entitled to receive, with respect to the Periodic Investment Plan, $125.00 per monthly or bi-monthly cycle for the Funds and all other investment portfolios of the Company.

In addition, the Funds have entered into a Fund Accounting Servicing Agreement with Firstar Trust Company pursuant to which Firstar Trust Company has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For its accounting services, Firstar Trust Company is entitled to receive fees, payable monthly, at the annual rate of $25,000 on the first $40 million of each Fund's assets and 1/100th of 1% on the next $200 million of such assets, plus out-of-pocket expenses, including pricing expenses. The annual fee for the Institutional Money Market Fund is capped at $45,000.


                                    EXPENSES

Operating expenses of the Funds include taxes, interest, fees and expenses of Directors and officers, Securities and Exchange Commission fees, state securities qualification fees, advisory fees, administrative fees, Shareholder Organization fees, charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and meetings and any extraordinary expenses. The Funds also pay any brokerage fees. commissions and other transaction charges (if any) incurred in connection with the purchase and sale of portfolio securities.


                            INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP, independent accountants, 100 E. Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, serve as auditors for the Company. The financial statements and related report of Price Waterhouse LLP contained in the respective Fund's Annual Report for the fiscal year ended October 31, 1995 are incorporated herein by reference. No other part of the Fund's Annual Report is incorporated herein by reference.


                                    COUNSEL

Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Company, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serve as counsel to the Company and will pass upon the legality of the shares offered by each Fund's Prospectus.


                        ADDITIONAL INFORMATION ON YIELD

The "yield" and "effective yield" of each Fund described in their Prospectuses are calculated according to formulas prescribed by the Securities and Exchange Commission. The standardized seven-day yield for each Fund is computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for each Fund is computed by compounding a particular Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. The fees which may be imposed by financial intermediaries directly on their customers for cash management services are not reflected in the Company's calculations of yields for the Funds.

In addition, the Tax-Exempt Money Market Fund may advertise its standardized "tax-equivalent yield," which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from
(a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.


The current yield for each of the Funds may be obtained by calling Portico Investor Services at 1-800-228-1024. For the seven-day period ended October 31, 1995, the annualized yields of the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund were 5.23%, 5.50%, 4.89%, 4.60% and 3.40%, respectively. Without fees waived by the Adviser and Co-Administrators during such period, the annualized yields of such Funds would have been 4.96%, 5.17%, 4.65%, 4.46% and 3.21%, respectively. For the seven-day period ended October 31, 1995, the effective yields of the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund were 5.36%, 5.65%, 5.01%, 4.70% and 3.46%, respectively. Without fees waived by the Adviser and Co-Administrators during such period, the effective yields of such Funds would have been 5.09%, 5.32%, 4.77%, 4.56% and 3.27%, respectively. For the seven-day period ended October 31, 1995, the tax-equivalent yield of the Tax-Exempt Money Market Fund was 4.93% (assuming a federal income tax rate of 31%). Without fees waived by the Adviser and Co-Administrators during such period, the tax-equivalent yield of such Fund would have been 4.65%.


                                 MISCELLANEOUS

As used in this Statement of Additional Information and in the Funds' Prospectuses, a "majority of the outstanding shares" of a Fund or portfolio means the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or portfolio.


As of January 31, 1996, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Trust Company, P.O. Box 2054, Milwaukee, Wisconsin 53202, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares: Money Market Fund (2%); Institutional Money Market Fund (82%); U.S. Government Money Market Fund (66%); Tax-Exempt Money Market Fund (56%); U.S. Treasury Money Market Fund (43%); Growth and Income Fund (69%); Short-Term Bond Market Fund (62%); Special Growth Fund (70%); Bond IMMDEXTM Fund (84%); Equity Index Fund (80%); Balanced Fund (81%); MidCore Growth Fund (86%); Intermediate Bond Market Fund (79%), Tax-Exempt Intermediate Bond Fund (66%), International Equity Fund (94%); and MicroCap Fund (85%). At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.



                                   APPENDIX A
                                   ----------
Commercial Paper Ratings
------------------------

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper.

     "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

     "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     "A-3" - Issue has an adequate capacity for timely payment. It is however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

     "B" - Issue has only a speculative capacity for timely payment.

     "C" - Issue has a doubtful capacity for payment.

     "D" - Issue is in payment default.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuer does not fall within any of the Prime rating categories.


     The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D- 1," "D- 2" and "D- 3." Duff & Phelps employs three designations, "D- 1+," " D- 1" and "D- 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

     "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "D-2" - Debt possesses good certainty for timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     "D-5" - Issuer failed to meet scheduled principal and/or interest payments.


     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

     "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

     "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     "D" - Securities are in actual or imminent payment default.

     Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

     Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:


     "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.


     "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short term debt ratings:


     "A1+" - Obligations supported by the highest capacity for timely repayment.

     "A1" - Obligations are supported by a strong capacity for timely repayment.

     "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

     "B" - Obligation for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     "C" - Obligations for which there is an inadequate capacity to insure timely repayment.

     "D" - Obligations which have a high risk of default or which are currently in default.


Corporate and Municipal Long-Term Debt Ratings

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


     "BB," "B," "CCC," "CC," and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


     "CI" - This rating is reserved for income bonds on which no interest is being paid.


     "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. Rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


     PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.


     "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. () - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes the probable credit stature upon completion of construction or elimination of basis of condition.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

     The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" - Debt is considered of high quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

     "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

     "AAA" - bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debts of these issuers is generally rated "F-1+."


     "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


     "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

     To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

     "D" - this designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

     IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term ratings:

     "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.


     "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.


     "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


     "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.


     "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

     IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

Municipal Note Ratings
----------------------

     A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Rating Group for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.


     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1" / "VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2" / "VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     "MIG-3" / "VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4" / "VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

     Duff & Phelps and Fitch use the short-term ratings described under commercial Paper Ratings for Municipal notes.

**************


                           PART C. OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial Statements:

       (1) Included in the Retail Prospectus for the Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market
           Fund), U.S. Government Money Market Fund, and Tax-Exempt Money Market Fund:

           Financial Highlights for the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund for the years ended October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991, October 31, 1990 and October 31, 1989
           and the period from commencement of operations (March 16, 1988, August 1, 1988 and June 27, 1988 with respect to the Money Market Fund, U.S. Government Money Market Fund and Tax Exempt Money Market Fund, respectively) to October 31, 1988.

           Financial Highlights for the U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund) for the years ended October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992 and the period from commencement of operations (April 29, 1991 with respect to U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund)) to October 31, 1991.

           Incorporated by reference into the Statement of Additional Information for the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S. Government Money Market Fund, and Tax- Exempt Money Market Fund:

           Reports of Independent Accountants -- November 29, 1995 -- Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S. Government Money Market Fund, Tax Exempt Money Market Fund and Institutional Money Market Fund.

           Statement of Assets and Liabilities -- October 31, 1995 -- Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), Tax Exempt Money Market Fund and Institutional Money Market Fund.

           Schedule of Investments -- October 31, 1995 -Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market
           Fund), U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and Institutional Money Market Fund.

           Statement of Operations for the year ended October 31, 1995 -- Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S Government Money Market Fund, Tax-Exempt Money Market Fund and Institutional Money Market Fund.

           Statement of Changes in Net Assets for the years ended October 31, 1995 and October 31, 1994 -Money Market Fund, U.S. Government Money Market Fund, Tax- Exempt Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund) and Institutional Money Market Fund.

           Financial Highlights for the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund for the years ended October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991, October 31, 1990 and October 31, 1989
           and the period from commencement of operations (March 16, 1988, August 1, 1988 and June 27, 1988 with respect to the Money Market Fund, U.S. Government Money Market Fund and Tax Exempt Money Market Fund, respectively) to October 31, 1988.

           Financial Highlights for the Institutional Money Market Fund and U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market
           Fund) for the years ended October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, and the period from commencement of operations (April 26, 1991 and April 29, 1991 with respect to the Institutional Money Market Fund and U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), respectively) to October 31, 1991.

           Notes to Financial Statements -- October 31, 1995 -- Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and Institutional Money Market Fund.

       (2) Included in the Retail Prospectus for the Balanced Fund, Growth and Income Fund (formerly, Income and Growth Fund), Special Growth Fund, Equity Index Fund, MidCore Growth Fund and International Equity
           Fund:

           Financial Highlights for the Growth and Income Fund (formerly, Income and Growth Fund), Special Growth Fund and Equity Index Fund for the years ended October 31, 1995, October 31, 1994, October 31, 1993, 1992, 1991 and for the period from the commencement of operations (December 28, 1989 with respect to the Special Growth Fund and December 29, 1989 with respect to the Growth and Income (formerly, Income and Growth Fund), and Equity Index Fund) to October 31, 1990.

           Financial Highlights for the Balanced Fund for the years ended October 31, 1995, October 31, 1994, October 31, 1993 and for the period from commencement of operations (March 30, 1992 with respect to the Balanced Fund) to October 31, 1992.
           Financial Highlights for the MidCore Growth Fund for the years ended October 31, 1995, October 31, 1994 and for the period from commencement of operations (December 29, 1992 with respect to the MidCore Growth Fund) to October 31, 1993.

           Financial Highlights for the International Equity Fund for the year ended October 31, 1995 and for the period from commencement of operations (April 28, 1994 with respect to the International Equity
           Fund) to October 31, 1994.

       (3) Included in the Retail Prospectus for the Short-Term Bond Market Fund (formerly, Short Intermediate Fixed Income Fund), Bond IMMDEX/TM Fund, Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund:

           Financial Highlights for the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) and Bond IMMDEX/TM Fund for the years ended October 31, 1995, 1994, 1993, 1992, 1991 and for the period from the commencement of operations (December 29, 1989 with respect to the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) and Bond IMMDEX/TM Fund to October 31, 1990.

           Financial Highlights for the Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund for the years ended October 31, 1995 and October 31, 1994 and for the period from commencement of operations (January 5, 1993 with respect to the Intermediate Bond Market Fund and February 8, 1993 with respect to the Tax-Exempt Intermediate Bond Fund) to October 31, 1993.

       (4) Included in the Institutional Prospectus for the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Balanced Fund, Growth and Income Fund (formerly, Income and Growth
           Fund), Special Growth Fund, Equity Index Fund, MidCore Growth Fund, International Equity Fund, Short-Term Bond Market Fund (formerly, Short- Intermediate Fixed Income Fund), Bond IMMDEX/TM Fund, Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund:

           Financial Highlights for the Institutional Money Market Fund for the years ended October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992 and the period from commencement of operations (April 26, 1991) to October 31, 1991.

           Financial Highlights for the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund for the years ended October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991, October 31, 1990 and October 31, 1989
           and the period from commencement of operations (March 16, 1988, August 1, 1988 and June 27, 1988 with respect to the Money Market Fund, U.S. Government Money Market Fund and Tax ExEmpt Money Market Fund, respectively) to October 31, 1988.

           Financial Highlights for the U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund) for the years ended October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992 and the period from commencement of operations (April 29, 1991 with respect to U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund)) to October 31, 1991.

           Financial Highlights for the Growth and Income Fund (formerly, Income and Growth Fund), Special Growth Fund and Equity Index Fund for the years ended October 31, 1995, October 31, 1994, October 31, 1993, 1992, 1991 and for the period from the commencement of operations (December 28, 1989 with respect to the Special Growth Fund and December 29, 1989 with respect to the Growth and Income (formerly, Income and Growth Fund), and Equity Index Fund) to October 31, 1990.

           Financial Highlights for the Balanced Fund for the years ended October 31, 1995, October 31, 1994, October 31, 1993 and for the period from commencement of operations (March 30, 1992 with respect to the Balanced Fund) to October 31, 1992.

           Financial Highlights for the MidCore Growth Fund for the years ended October 31, 1995, October 31, 1994 and for the period from commencement of operations (December 29, 1992 with respect to the MidCore Growth Fund) to October 31, 1993.

           Financial Highlights for the International Equity Fund for the year ended October 31, 1995 and for the period from commencement of operations (April 28, 1994 with respect to the International Equity
           Fund) to October 31, 1994.

           Financial Highlights for the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) and Bond IMMDEX/TM Fund for the years ended October 31, 1995, 1994, 1993, 1992, 1991 and for the period from the commencement of operations (December 29, 1989 with respect to the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) and Bond IMMDEX/TM Fund to October 31, 1990.

           Financial Highlights for the Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund for the years ended October 31, 1995 and October 31, 1994 and for the period from commencement of operations (January 5, 1993 with respect to the Intermediate Bond Market Fund and February 8, 1993 with respect to the Tax-Exempt Intermediate Bond Fund) to October 31, 1993.

       (5) Incorporated by reference in the Statement of Additional Information for the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax ExEmpt Intermediate Bond Fund, Bond IMMDEX/TM Fund, Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund:

           Report of Independent Accountants -- November 29, 1995 -- Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

           Statement of Assets and Liabilities -- October 31, 1995 -- Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

           Schedule of Investments -- October 31, 1995 -Short- Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

           Statement of Operations for the year ended October 31, 1995 -- Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

           Statement of Changes in Net Assets for the years ended October 31, 1995 and October 31, 1994, -Short- Term Bond Market Fund (formerly, Short Intermediate Fixed Income Fund) Intermediate Bond Market Fund, Tax- Exempt Intermediate Bond Fund and Bond IMMDEX/TM Fund.

           Financial Highlights for the Short-Term Bond Market Fund and Bond IMMDEX/TM Fund for the years ended October 31, 1995, 1994, 1993, 1992, 1991 and for the period from the commencement of operations (December 29, 1989 with respect to the Short-Term Bond Market Fund and Bond IMMDEX/TM Fund) to October 31, 1990.
           Financial Highlights for the Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund for the years ended October 31, 1995 and October 31, 1994 and for the period from commencement of operations (January 5, 1993 with respect to the Intermediate Bond Market Fund and February 8, 1993 with respect to the Tax-Exempt Intermediate Bond Fund) to October 31, 1993.

           Notes to Financial Statements -- October 31, 1995 -- Short-Term Bond Market Fund (formerly, Short Intermediate Fixed Income Fund), Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

           Report of Independent Accountants -- November 29, 1995 -- Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund.

           Statement of Assets and Liabilities -- October 31, 1995 -- Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund.

           Schedule of Investments -- October 31, 1995 -Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund.

           Statement of Operations -- October 31, 1995 -Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund.

           Statement of Changes in Net Assets for the years ended October 31, 1995 and October 31, 1994, -Growth and Income Fund, Equity Index Fund and Special Growth Fund, Balanced Fund and MidCore Growth Fund. Statement of Changes in Net Assets for the year ended October 31, 1995 and for the period from the commencement of operations (April 28, 1994 with respect to the International Equity Fund) to October 31, 1994 -- International Equity Fund.

           Financial Highlights for the Growth and Income Fund, Special Growth Fund, and Equity Index Fund for the years ended October 31, 1995, 1994, 1993, 1992, 1991 and for the period from the commencement of operations (December 28, 1989 with respect to the Special Growth Fund and December 29, 1989 with respect to the Growth and Income and Equity Index Fund) to October 31, 1990.

           Financial Highlights for the Balanced Fund for the years ended October 31, 1995, 1994, 1993 and for the period from commencement of operations (March 30, 1992 with respect to the Balanced Fund) to October 31, 1992.

           Financial Highlights for the MidCore Growth Fund for the years ended October 31, 1995 and October 31, 1994 and for the period from commencement of operations (December 29, 1992 with respect to the MidCore Growth Fund) to October 31, 1993.

           Financial Highlights for the International Equity Fund for the year ended October 31, 1995 and for the period from the commencement of operations (April 28, 1994 with respect to the International Equity
           Fund) to October 31, 1994.

           Notes to Financial Statements -- October 31, 1995 -- Balanced Fund, Growth and Income Fund (formerly, Income and Growth Fund), Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund.

       (6) Included in the Prospectus for the MicroCap Fund - Financial Highlights for the period from the commencement of operations (August 1, 1995) to December 31, 1995.

       (7) Incorporated by reference in the Statement of Additional Information for the MicroCap Fund --


           Statement of Assets and Liabilities -- December 31, 1995 -- MicroCap Fund.

           Schedule of Investments -- December 31, 1995 -- MicroCap Fund.

           Statement of Operations -- December 31, 1995 -- MicroCap Fund.

           Statement of Changes in Net Assets for the period from the commencement of operations (August 1, 1995 to December 31, 1995) -- MicroCap Fund.

           Notes to Financial Statements -- December 31, 1995 -- MicroCap Fund.

       (8) Included in the Prospectus of the Balanced Income Fund - None.


       (9) Incorporated by reference in the Statement of Additional Information for the Balanced Income Fund - None.

       (10)All required financial statements are included in Parts A and B hereof, or incorporated by reference. All other financial statements and schedules are inapplicable.

   (b) Exhibits
   (1) (a) Articles of Incorporation filed February 19, 1988.

       (b) Amendment No. 1 to the Articles of filed June 30, 1989.

       (c) Amendment No. 2 to the Articles of Incorporation filed June 30,
           1989.

       (d) Amendment No. 3 to the Articles of Incorporation filed November 12, 1991.

       (e) Amendment No. 4 to the Articles of Incorporation filed August 18,
           1992.

       (f) Amendment No. 5 to the Articles of Incorporation filed October 23, 1992.

       (g) Amendment No. 6 to the Articles of Incorporation filed January 26, 1993.

       (h) Amendment No. 7 to the Articles of Incorporation filed February 10, 1994.

       (i) Amendment No. 8 to the Articles of Incorporation filed December 29, 1994.

       (j) Amendment No. 9 to the Articles of Incorporation filed July 20,
           1995.

       (k) Amendment No. 10 to the Articles of Incorporation filed November 10, 1995.

   (2) (a) Registrant's By-laws dated September 9, 1988.

       (b) Amendment to By-Laws as approved by the Registrant's Board of Directors on February 23, 1990.

       (c) Amendment to By-Laws as approved by the Registrant's Board of Directors on February 15, 1991.

       (d) Amendment to By-Laws as approved by the Registrant's Board of Directors on June 21, 1991.

   (3) None.

   (4) (a) Specimen copies of share certificates for Series A Common Stock are incorporated by reference to Exhibit(4)(a) to Post-Effective Amendment No. 7 to the Registration Statement filed June 19, 1990("Post-Effective Amendment No. 7").

       (b) Specimen copies of share certificates for Series B Common Stock are incorporated by reference to Exhibit(4)(b) to Post-Effective Amendment No. 7.

       (c) Specimen copies of share certificates for Series C Common Stock are incorporated by reference to Exhibit(4)(c) to Post-Effective Amendment No. 7.

       (d) Specimen copy of share certificate for Series D Common Stock is incorporated by reference to Exhibit(4)(d) to Post-Effective Amendment No. 7.

       (e) Specimen copy of share certificate for Series E Common Stock is incorporated by reference to Exhibit(4)(e) to Post-Effective Amendment No. 7.

       (f) Specimen copy of share certificate for Series F Common Stock is incorporated by reference to Exhibit(4)(f) to Post-Effective Amendment No. 7.

       (g) Specimen copy of share certificate for Series G Common Stock is incorporated by reference to Exhibit(4)(g) to Post-Effective Amendment No. 7.

       (h) Specimen copy of share certificate for Series H Common Stock is incorporated by reference to Exhibit(4)(h) to Post-Effective Amendment No. 7.

       (i) Specimen copy of share certificate for Series I Common Stock is incorporated by reference to Exhibit(4)(i) to Post-Effective Amendment No. 8 to the Registration Statement filed December 31, 1990("Post-Effective Amendment No. 8").

       (j) Specimen copy of share certificate for Series J Common Stock is incorporated by reference to Exhibit(4)(j) to Post-Effective Amendment No. 8.

       (k) Specimen copy of share certificate for Series K Common Stock is incorporated by reference to Exhibit(4)(k) to Post-Effective Amendment No. 11 to the Registration Statement filed January 13, 1992("Post-Effective Amendment No. 11").

       (l) Specimen copy of share certificate for Series L Common Stock is incorporated by reference to Exhibit(4)(l) to Post-Effective Amendment No. 12 to the Registration Statement filed August 4, 1992("Post-Effective Amendment No. 12").

       (m) Specimen copy of share certificate for Series M Common Stock is incorporated by reference to Exhibit(4)(m) to Post-Effective Amendment No. 12.

       (n) Specimen copy of share certificate for Series N Common Stock is incorporated by reference to Exhibit 4(n) to Post-Effective Amendment No. 16 to the Registration Statement, filed December 31, 1992("Post-Effective Amendment No. 16").


       (o) Specimen copy of share certificate for Series O Common Stock is incorporated by reference to Exhibit 4(o) to Post-Effective Amendment No. 20 to the Registration Statement filed February 3, 1994("Post-Effective Amendment No. 20").

       (p) Specimen copies of the share certificates for Class 16 - Institutional Series and Class 16 A Series Common Stock are incorporated by reference to Exhibit(4)(p) to Post-Effective Amendment No. 26 to the Registration Statement, filed September 20, 1995("Post-Effective Amendment No. 26").


       (q) Form of specimen copies of the share certificates for Class 17 - Institutional Series and Class 17 - A Series Common Stock are incorporated by reference to Exhibit(4)(q) to Post-Effective Amendment No. 26.

   (5) (a) Investment Advisory Agreement between Registrant and First Wisconsin Trust Company dated August 29, 1991 with respect to the Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Income and Growth Fund, Short-Intermediate Fixed Income Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Institutional Money Market Fund and U.S. Federal Money Market Fund.

       (b) Assumption and Guarantee Agreement between First Wisconsin Trust Company and First Wisconsin Asset Management dated February 3, 1992.

       (c) Investment Advisory Agreement between Registrant and First Wisconsin Asset Management dated March 27, 1992 with respect to the Balanced Fund.

       (d) Addendum No. 1 dated December 27, 1992 to Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the MidCore Growth Fund and Intermediate Bond Market Fund.

       (e) Addendum No. 2 dated February 5, 1993, to Investment Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the Tax-Exempt Intermediate Bond Fund.

       (f) Assumption and Guarantee Agreement between Firstar Trust Company and Firstar Investment Research and Management Company dated June 17, 1993 with respect to the Income and Growth Fund.

       (g) Addendum No. 3 dated April 26, 1994, to Investment Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the International Equity Fund.

       (h) Sub-Advisory Agreement among Firstar Investment Research and Management Company, the Registrant and State Street Bank and Trust Company dated April 26, 1994, with respect to the International Equity Fund.

       (i) Addendum No. 4 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the MicroCap Fund.


       (j) Form of Addendum No. 5 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company dated March 27, 1992 with respect to the Balanced Income Fund.

   (6) (a) Distribution Agreement between Registrant and B.C. Ziegler & Company dated as of January 1, 1995, with respect to Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Growth and Income Fund, Short-Term Bond Market Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, Balanced Fund, Intermediate Bond Market Fund, MidCore Growth Fund, Tax-Exempt Intermediate Bond Fund and International Equity Fund.

       (b) Addendum No. 1 to the Distribution Agreement between Registrant and B.C. Ziegler and Company dated as of January 1, 1995 with respect to the MicroCap Fund.

       (c) Form of Addendum No. 2 to the Distribution Agreement between Registrant and B.C. Ziegler and Company dated as of January 1, 1995 with respect to the Balanced Income Fund.

   (7) Deferred Compensation Plan dated September 16, 1994 and Deferred Compensation Agreement between Registrant and its Directors.

   (8) (a) Custodian Agreement between Registrant and First Wisconsin Trust Company dated July 29, 1988.

       (b) Letter dated December 28, 1989 with respect to the Custodian Agreement with respect to the Equity Index Fund.

       (c) Revised Mutual Fund Custodial Agent Service Annual Fee Schedule dated February 23, 1990 to the Custodian Agreement.

       (d) Amendment dated May 1, 1990 to the Custodian Agreement between Registrant and First Wisconsin Trust Company.

       (e) Letter dated April 19, 1991 with respect to the Custodian Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund.

       (f) Letter dated March 27, 1992 with respect to the Custodian Agreement with respect to the Balanced Fund.

       (g) Letter dated December 27, 1992 with respect to the Custodian Agreement with respect to the Intermediate Bond Market Fund and MidCore Growth Fund.

       (h) Letter dated February 5, 1993 with respect to the Custodian Agreement with respect to the Tax-Exempt Intermediate Bond Fund.

       (i) Custodian Arrangement between Registrant and State Street Bank and Trust Company dated April 26, 1994, with respect to the International Equity Fund is incorporated by reference to Exhibit(8)(i) to Post-Effective Amendment No. 21 to the Registration Statement filed on November 1, 1994) "Post Effective Amendment No. 21").

       (j) Letter Agreement dated August 1, 1995 with respect to the Custodian Agreement with respect to the MicroCap Fund.

       (k) Form of Letter Agreement with respect to the Custodian Agreement with respect to the Balanced Income Fund.


   (9) (a) Co-Administration Agreement Among the Registrant, B.C. Ziegler & Company and Firstar Trust Company dated as of January 1, 1995.

       (b) Addendum No. 1 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Trust Company dated as of January 1, 1995 with respect to the MicroCap Fund.

       (c) Form of Addendum No. 2 to the Co- Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Trust Company dated as of January 1, 1995 with respect to the Balanced Income Fund.

       (d) Fund Accounting Servicing Agreement dated March 23, 1988 between Registrant and First Wisconsin Trust Company.


       (e) Letter dated July 29, 1988 with respect to the Fund Accounting Servicing Agreement.

       (f) Letter dated December 28, 1989 with respect to the Fund Accounting Servicing Agreement with respect to the Equity Index Fund.

       (g) Letter dated April 19, 1991 with respect to the Fund Accounting Servicing Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund.
       (h) Letter dated March 27, 1992 with respect to the Fund Accounting Servicing Agreement with respect to the Balanced Fund.

       (i) Letter dated December 27, 1992 with respect to the Fund Accounting Servicing Agreement with respect to the Intermediate Bond Market Fund and MidCore Growth Fund.

       (j) Letter dated February 5, 1993 with respect to the Fund Accounting Servicing Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit(9)(i) to Post-Effective Amendment No. 17 to the Registration Statement filed June 16, 1993("Post- Effective Amendment No. 17.").

       (k) Revised Fund Valuation and Accounting Fee Schedule dated February 23, 1990 to the Fund Accounting Servicing Agreement with respect to the Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund.

       (l) Revised Fund Valuation and Accounting Fee Schedule dated February 23, 1990 to the Fund Accounting Servicing Agreement with respect to the Equity Index Fund.

       (m) Revised Fund Valuation and Accounting Fee Schedule dated November 1, 1990 to the Fund Accounting and Servicing Agreement with respect to the Equity Index Fund, Income and Growth Fund, Special Growth Fund, Short Intermediate Fixed Income Fund, and Bond IMMDEX/TM Fund.

       (n) Letter Agreement dated August 1, 1995 with respect to the Fund Accounting Servicing Agreement with respect to the MicroCap Fund.

       (o) Form of Letter Agreement with respect to the Fund Accounting Servicing Agreement with respect to the Balanced Income Fund.

       (p) Shareholder Servicing Agent Agreement dated March 23, 1988 between Registrant and First Wisconsin Trust Company.

       (q) Letter dated July 29, 1988 with respect to Shareholder Servicing Agent Agreement.

       (r) Letter dated December 28, 1989 with respect to the Shareholder Servicing Agent Agreement with respect to the Equity Index Fund.

       (s) Letter dated April 23, 1991 with respect to the Shareholder Servicing Agent Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund.

       (t) Letter dated March 27, 1992 with respect to the Shareholder Servicing Agent Agreement with respect to the Balanced Fund.

       (u) Letter dated December 27, 1992 with respect to the Shareholder Servicing Agent Agreement with respect to the Intermediate Bond Market Fund and MidCore Growth Fund.

       (v) Letter dated February 5, 1993 with respect to the Shareholder Servicing Agent Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit(9)(t) to Post-Effective Amendment No. 17.


       (w) Letter dated April 26, 1994 with respect to the Shareholder Servicing Agent Agreement with respect to the International Equity Fund.

       (x) Amendment dated May 1, 1990 to the Shareholder Servicing Agent Agreement between Registrant and First Wisconsin Trust Company.

       (y) Letter Agreement dated August 1, 1995 with respect to Shareholder Servicing Agent Agreement with respect to the MicroCap Fund.


       (z) Form of Letter with respect to Shareholder Servicing Agent Agreement with respect to the Balanced Income Fund.

       (aa) Plan of Reorganization.

       (ab) Purchase and Assumption Agreement dated February 22, 1988.


       (ac) Amended and Restated Service Plan and Servicing Agreement.

   (10)<F103> Opinion and Consent of Counsel.

<F103> Filed with the SEC on December 20, 1995 under Rule 24f-2 as part of
            Registrant's Rule 24f-2 Notice.

   (11)(a) Consent of Drinker Biddle & Reath.

       (b)  Consent of Price Waterhouse L.L.P.

   (12) None.

   (13)(a) Purchase Agreement between Registrant and ALPS Securities, Inc. is incorporated by reference to Exhibit (13) to Post-Effective Amendment No. 3 to the Registration Statement filed April 15, 1988 ("Post-Effective Amendment No. 3").

       (b) Purchase Agreement between ALPS Securities, Inc. and Sunstone Financial Group, Inc. dated May 1, 1990 is incorporated by reference to Exhibit (13)(b) to Post-Effective Amendment No. 7.

   (14)Individual Retirement Account Documents.

   (15)(a) Amended and Restated Distribution and Service Plan and Form of Distribution and Servicing Agreement.


   (16)(a) Schedule for Computation of Performance Quotations -- Money Market Fund.

       (b) Schedule for Computation of Performance Quotations -- Tax-Exempt Money Market Fund.

       (c) Schedule for Computation of Performance Quotations -- U.S. Government Money Market Fund.

       (d) Schedule of Computation of Performance Quotations -- Growth and Income Fund.

       (e) Schedule of Computation of Performance -- Short-Term Bond Market
           Fund.

       (f) Schedule of Computation of Performance Quotations -- Special Growth Fund.

       (g) Schedule of Computation of Performance Quotations -- Bond IMMDEX/TM Fund.

       (h) Schedule of Computation of Performance Quotations -- Equity Index
           Fund.

       (i) Schedule of Computation of Performance Quotations -- Institutional Money Market Fund.

       (j) Schedule of Computation of Performance Quotations -- U.S. Treasury Money Market Fund.

       (k) Schedule of Computation of Performance Quotations -- Balanced Fund.

       (l) Schedule of Computation of Performance Quotations -- MidCore Growth Fund.

       (m) Schedule of Computation of Performance Quotations -- Intermediate Bond Market Fund.

       (n) Schedule of Computation of Performance Quotations -- Tax-Exempt Intermediate Bond Fund.

       (o) Schedule of Computation of Performance Quotations -- International Equity Fund.

       (p) Schedule of Computation of Performance Quotations -- MicroCap Fund is incorporated by reference to Exhibit (16)(p) to Post Effective Amendment No. 27 to the Registration Statement filed February 1, 1996 ("Post-Effective Amendment No. 27").


   (17)Financial Data Schedules.

   (18)Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Series System.

   (24)(a) The audited financial statements and related notes thereto included in the Annual Report for the year ended October 31, 1995 for the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX/TM Fund.

       (b) The audited financial statements and related notes thereto included in the Annual Report for the year ended October 31, 1995 for the Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund.

       (c) The audited financial statements and related notes thereto included in the Annual Report for the year ended October 31, 1995 for the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax- Exempt Money Market Fund.

       (d) The audited financial statements and related notes thereto included in the Annual Report for the year ended October 31, 1995 for the Institutional Money Market Fund.


Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Registrant is controlled by its Board of Directors.

Item 26. NUMBER OF HOLDERS OF SECURITIES AS OF DECEMBER 31, 1995:

                                               Number of
Title of Class           Series              Record Holders
--------------           ------              --------------
Money Market Fund        1-A                      3,089

Tax-Exempt Money
Market Fund              2-A                        388
U.S. Government
Money Market Fund        3-A                        256

Institutional
Money Market Fund        4-A                         68

U.S. Treasury
Money Market Fund        5-A                        103

Special Growth Fund      6-Institutional            447
                         6-A                      6,279

Bond IMMDEX/TM Fund      7-Institutional            129
                         7-A                        800

Equity Index Fund        8-Institutional            117
                         8-A                      1,158

Growth and Income Fund   9-Institutional            150
                         9-A                      2,964

Short-Term               10-Institutional            54
Bond Market Fund         10-A                     1,881

Balanced Fund            11-Institutional           170
                         11-A                     1,402

MidCore Growth Fund      12-Institutional            63
                         12-A                       706

Intermediate Bond        13-Institutional            28
Market Fund              13-A                       245

Tax-Exempt Intermediate  14-Institutional            14
Bond Fund                14-A                       108

International            15-Institutional            26
Equity Fund              15-A                       262

MicroCap Fund            16-Institutional            14
                         16-A                       190


Item 27. INDEMNIFICATION

        Indemnification of Registrant's principal underwriter, custodians and transfer agents against certain losses is provided for, respectively, in Section
1.9 of the Distribution Agreement, filed as Exhibit (6)(a) hereto, Section 11 of the Custodian Agreement, filed as Exhibit (8)(a) hereto, and Section 6(c) of the Shareholder Servicing Agent Agreement filed as Exhibit (9)(p) hereto.
Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

        Article IX of Registrant's Articles of Incorporation, filed as Exhibit
(1)(a) hereto, provides for the indemnification of Registrant's directors and officers to the full extent permitted by the Wisconsin Business Corporation Law and the Investment Company Act of 1940.

        Article VII of the By-laws of the Registrant, filed as Exhibit (2)(a) hereto, provides that officers and directors of the Registrant shall be indemnified by the Registrant against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorney's fees) incurred in connection with a legal action, suit or proceeding to the full extent permissible under the Wisconsin Business Corporation Law, the Securities Act of 1933 and the Investment Company Act of 1940.


        In no event will Registrant indemnify any of its directors or officers against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

        Firstar Investment Research and Management Company, investment adviser to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Growth and Income Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Balanced Fund, Intermediate Bond Market Fund, MidCore Growth Fund, Tax-Exempt Intermediate Bond Fund, International Equity Fund and MicroCap Fund, is a registered investment adviser under the Investment Advisers Act of 1940.

         To Registrant's knowledge, none of the directors or senior executive officers of Firstar Investment Research and Management Company, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Firstar Investment Research and Management Company also hold various positions with, and engage in business for, their respective affiliates. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Firstar Investment Research and Management Company who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.


               FIRSTAR INVESTMENT RESEARCH AND MANAGEMENT COMPANY

                    Position with
                    Firstar Investment
                    Research and        Other Business           Type of Name
                    Management Company  Connections              Business
                    ------------------  -----------              --------


John A. Becker      Director            President, Firstar       Bank
                                        Corporation, 777 E.      Holding Co.
                                        Wisconsin Avenue,
                                        Milwaukee, WI 53201

Michael J. Bills    Director            Executive Vice           Bank
                                        President, Firstar       Holding Co.
                                        Corporation, 777 E.
                                        Wisconsin Avenue,
                                        Milwaukee, WI 53201

J. Scott Harkness   Director and        None
                    Chairman

Steven R. Parish    Director            Senior Vice              Bank
                                        President, First
                                        National Bank of
                                        Madison, First Plaza,
                                        1 South Pinchney Street,
                                        P.O. Box 7900, Madison,
                                        WI 53707

Blaine E. Rieke     Director            Chairman of the          Trust
                                        Board and Chief          Company
                                        Executor Officer,
                                        Firstar Trust
                                        Company, 777 E.
                                        Wisconsin Avenue,
                                        Milwaukee, WI 53202

Mary Ellen Stanek   Director, Chief     Vice President,          Investment
                    Operating Officer   Portico Funds, Inc.      Company
                    and President       Portico Funds Center,
                                        615 East Michigan Street,
                                        P.O. Box 3011, Milwaukee,
                                        WI  53201-3011

Robert L. Webster   Director            President,               Trust
                                        Firstar Trust            Company
                                        Company, 777 E.
                                        Wisconsin Avenue,
                                        Milwaukee, WI  53202

Dennis Wallestad    Vice President,     None
                    Secretary and
                    Treasurer

     State Street Global Advisors serves as sub-investment adviser to the International Equity Fund. State Street Global Advisors is an area of State Street Bank and Trust Company, a Massachusetts bank, and currently manages large
institutional accounts and collective investment funds.   To Registrant's
knowledge, none of the directors or senior executive officers of State Street Global Advisors except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of State Street Global Advisors also hold various positions with, and engage in business for, their respective affiliates. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of State Street Global Advisors who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.

                          STATE STREET GLOBAL ADVISORS
                          ----------------------------
                        Position with     Other Business
                        State Street      Connections and
Name                    Global Advisors   Address <F104>
----                    ---------------   ---------------


Tenley E. Albright, M.D Director          Chairman, Western. Resources, Inc.

Joseph A. Baute         Director          Chairman, Nashua Corporation

L. MacAlister Booth     Director          Retired Chairman, President and CEO,
                                          Polaroid Corporation

Marshall N. Carter      Chairman          Director, Euroclear; and CEO
                                          Director, Orbis International

James I. Cash, Jr.      Director          The James E. Robinson Professor of
                                          Business Administration, Harvard
                                          Business School

Truman S. Casner        Director          Partner, Ropes & Gray

Nader F. Darehshori     Director          Chairman, President and CEO, Houghton
                                          Mifflin Company

Arthur L. Goldstein     Director          Chairman and CEO, Ionics,
                                          Incorporated

Charles F. Kaye         Director          President, Transportation
                                          Investments, Inc.

John M. Kucharski       Director          Chairman, President and CEO, EG&G,
                                          Inc.

Charles R. LaMantia     Director          President and CEO, Arthur D. Little,
                                          Inc.

David B. Perini         Director          Chairman and President, Perini
                                          Corporation

Dennis J. Picard        Director          Chairman and CEO, Raytheon Company,
                                          Position with State Street other
                                          Business

Alfred Poe              Director          President, Meal Enhancement Group,
                                          Campbell Soup Company

Bernard W. Reznicek     Director          Dean of the College of Business
                                          Administration, Creighton University


David A. Spina          President and     Chairman, Massachusetts Housing
                        Chief Operating   Investment Corporation,
                        Officer           Director Metropolitan Boston Housing
                                          Partnership, Inc., Chairman, Dana
                                          Hall School


Robert E. Weissman      Director          Chairman, President and CEO, The Dun
                                          & Bradstreet Corp.

<F104> Address of all individuals: State Street Boston Corporation, 225 Franklin
Street, Boston, Massachusetts 02110.

Item 29.  PRINCIPAL UNDERWRITER

      (a) B.C. Ziegler & Company ("B.C. Ziegler"), the Registrant's current principal underwriter, serves as principal underwriter of the shares of the Principal Preservation Funds, American Tax-Exempt Bond Trust, Series 1 (and subsequent series); Ziegler U.S. Government Securities Trust, Series 1 (and subsequent series); American Income Trust, Series 1 (and subsequent series); Ziegler Money Market Trust; and The Insured American Tax-Exempt Bond Trust, Series 1 (and subsequent series).

     (b) To the best of Registrant's knowledge, the directors and executive officers of B.C. Ziegler & Company are as follows:

                                                             Positions and
Name and Principal     Position and Offices                  Offices with
Business Address       with B. C. Ziegler                    Registrant
----------------       ------------------                    ----------


R. Douglas Ziegler     Chairman of the Board and Director        None

Peter D. Ziegler       President, Chief Executive
                       Officer and Director                      None

S. Charles O'Meara     Senior Vice President and
                       General Counsel and Director              None

Eugene H. Rudnicki     Senior Vice President - Acquisition       None

Vernon C. Van Vooren   Senior Vice President - Corporate
                       Finance, Treasurer and Director           None

John C. Wagner         Senior Vice President - Retail Sales      None

James R. Wyatt         Senior Vice President                     None

Donald A. Carlson, Jr. Senior Vice President                     None

Neil L. Fuerbringer    Senior Vice President -
                       Administration                            None

Michael P. Doyle       Senior Vice President -
                       Retail Operations                         None

Lynn R. Van Horn       Senior Vice President -
                       Finance and Director                      None

Ronald N. Spears       Senior Vice President                     None
Jeffrey C. Vredenbregt Vice President, Assistant
                       Treasurer and Controller                  None

Charles G. Stevens     Vice President - Marketing Director       None

Jack H. Downer         Vice President - MIS Director             None

Robert J. Tuszynski    Vice President - Director
                       of Mutual Funds                           None

Gerry Aman             Vice President - Insurance                None

Sheila K. Hittman      Vice President - Personnel                None

Robert J. Johnson      Vice President - Compliance               None

James M. Bushman       Vice President - Recruiting
                       and Training Coordinator                  None

Lay C. Rosenheimer     Vice President - Bond Sales Control       None

Darrell P. Frank       Vice President - Director of
                       Strategic Change                          None

James L. Brendemuehl   Vice President - Mutual Funds
                       and UIT's                                 None

Ronald C. Strzok       Assistant Vice President -
                       Administration                            None

Jerome Ferrara, Jr.    Assistant Vice President -
                       Mutual Funds                              None
Janine R. Schmidt      Corporate Secretary                       None

Kathleen A. Lochen     Assistant Secretary                       None

The address of each of the foregoing is 215 North Main Street, West Bend, Wisconsin 53095, (414) 334-5521.

     (e)  None.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

   (1) Firstar Trust Company, 615 E. Michigan Street, Milwaukee, WI 53201 (records relating to its function as custodian, transfer agent, fund accounting servicing agent, shareholder servicing agent and co-administrator).

   (2) Firstar Investment Research and Management Company, First Wisconsin Center, 777 E. Wisconsin Avenue, Suite 1800, Milwaukee, WI 53202 (records relating to its function as investment adviser).

   (3) State Street Global Advisors, Two International Plaza, Boston, MA 02110, (records relating to its function as sub-investment adviser for the International Equity Fund).

   (4) State Street Bank and Trust Company, Two International Plaza, Boston, MA 02110, (records relating to its function as custodian and fund accounting service agent for the International Equity Fund).

   (5) B.C. Ziegler & Company, 215 North Main Street, West Bend, Wisconsin 53095-3348 (records relating to its functions as distributor and co-administrator).
   (6) Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 (Registrant's Articles of Incorporation, By-laws and Minute Books).

Item 31.  MANAGEMENT SERVICES

          None.

Item 32.  UNDERTAKINGS

   (1) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.


                                   SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 28 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and Commonwealth of Pennsylvania, on the 15th day of February, 1996.

                                   PORTICO FUNDS, INC.
                                   Registrant
                                   By   *James M. Wade
                                        --------------

                                        President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to the Registration Statement of the Registrant has been signed by the following persons in the capacities and on the dates indicated:



Signature                  Title                   Date
---------                  -----                   ----


                           Chairman, President
*James M. Wade             and Treasurer           February 15, 1996
(James M. Wade)

*Richard Riederer          Director                February 15, 1996
(Richard Riederer)

*Jerry Remmel              Director                February 15, 1996
(Jerry Remmel)

*Glen R. Bomberger         Director                February 15, 1996
Glen R. Bomberger)

*Charles R. Roy            Director                February 15, 1996
(Charles R. Roy)

*By /s/ W. Bruce McConnel, III                     February 15, 1996
    W. Bruce McConnel, III
    Attorney-in-fact

                               POWER OF ATTORNEY
                               -----------------


     Charles R. Roy, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Date:  February 23, 1990
       /s/ Charles R. Roy
       Charles R. Roy


                               POWER OF ATTORNEY
                               -----------------


     Glen R. Bomberger, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Date:  February 23, 1990
       /s/ Glen R. Bomberger
       Glen R. Bomberger


                               POWER OF ATTORNEY
                               -----------------


     James M. Wade, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date:  February 23, 1990
       /s/ James M. Wade
       James M. Wade


                               POWER OF ATTORNEY
                               -----------------


     Richard K. Riederer, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Date:  February 23, 1990
       /s/ Richard K. Riederer
       Richard K. Riederer


                               POWER OF ATTORNEY
                               -----------------


     Jerry Remmel, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Date:  February 23, 1990
       /s/ Jerry Remmel
       Jerry Remmel







                                 EXHIBIT INDEX
                                 -------------


Exhibit Number Description                                               Page
-------------- -----------                                               ----


     (1)(a)    Articles of Incorporation filed February 19, 1988.

     (1)(b)    Amendment No. 1 to the Articles of Incorporation filed June 30,
               1989.

     (1)(c)    Amendment No. 2 to the Articles of Incorporation filed June 30,
               1989.

     (1)(d) Amendment No. 3 to the Articles of Incorporation filed November 12, 1991.

     (1)(e) Amendment No. 4 to the Articles of Incorporation filed August 18, 1992.

     (1)(f) Amendment No. 5 to the Articles of Incorporation filed October 23, 1992.

     (1)(g) Amendment No. 6 to the Articles of Incorporation filed January 26, 1993.

     (1)(h) Amendment No. 7 to the Articles of Incorporation filed February 10, 1994.

     (1)(i) Amendment No. 8 to the Articles of Incorporation filed December 29, 1994.

     (1)(j)    Amendment No. 9 to the Articles of Incorporation filed July 20,
               1995.

     (1)(k) Amendment No. 10 to the Articles of Incorporation filed November 10, 1995.

     (2)(a)    Registrant's By-laws dated September 9, 1988.

     (2)(b) Amendment to By-Laws as approved by the Registrant's Board of Directors on February 23, 1990.

     (2)(c) Amendment to By-Laws as approved by the Registrant's Board of Directors on February 15, 1991.

     (2)(d) Amendment to By-Laws as approved by theRegistrant's Board of Directors on June 21, 1991.

     (5)(a) Investment Advisory Agreement between Registrant and First Wisconsin Trust Company dated August 29, 1991 with respect to the Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Income and Growth Fund, Short-Intermediate Fixed Income Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Institutional Money Market Fund and U.S. Federal Money Market Fund.

     (5)(b) Assumption and Guarantee Agreement between First Wisconsin Trust Company and First Wisconsin Asset Management dated February 3, 1992.

     (5)(c) Investment Advisory Agreement between Registrant and First Wisconsin Asset Management dated March 27, 1992 with respect to the Balanced Fund.

     (5)(d) Addendum No. 1 dated December 27, 1992 to Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the MidCore Growth Fund and Intermediate Bond Market Fund.

     (5)(e) Addendum No. 2 dated February 5, 1993, to Investment Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the Tax-Exempt Intermediate Bond Fund.

     (5)(f) Assumption and Guarantee Agreement between Firstar Trust Company and Firstar Investment Research and Management Company dated June 17, 1993 with respect to the Income and Growth Fund.

     (5)(g) Addendum No. 3 dated April 26, 1994, to Investment Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the International Equity Fund.

     (5)(h) Sub-Advisory Agreement among Firstar Investment Research and Management Company, the Registrant and State Street Bank and Trust Company dated April 26, 1994, with respect to the International Equity Fund.

     (5)(i) Addendum No. 4 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the MicroCap Fund.

     (5)(j) Form of Addendum No. 5 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company dated March 27, 1992 with respect to the Balanced Income Fund.

     (6)(a) Distribution Agreement between Registrant and B.C. Ziegler & Company dated as of January 1, 1995, with respect to Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Growth and Income Fund, Short-Term Bond Market Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, Balanced Fund, Intermediate Bond Market Fund, MidCore Growth Fund, Tax-Exempt Intermediate Bond Fund and International Equity Fund.

     (6)(b) Addendum No. 1 to the Distribution Agreement between Registrant and B.C. Ziegler and Company dated as of January 1, 1995 with respect to the MicroCap Fund.

     (6)(c) Form of Addendum No. 2 to the Distribution Agreement between Registrant and B.C. Ziegler and Company dated as of January 1, 1995 with respect to the Balanced Income Fund.

     (7) Deferred Compensation Plan dated September 16, 1994 and Deferred Compensation Agreement between Registrant and its Directors.

     (8)(a) Custodian Agreement between Registrant and First Wisconsin Trust Company dated July 29, 1988.
     (8)(b) Letter dated December 28, 1989 with respect to the Custodian Agreement with respect to the Equity Index Fund.

     (8)(c) Revised Mutual Fund Custodial Agent Service Annual Fee Schedule dated February 23, 1990 to the Custodian Agreement.

     (8)(d) Amendment dated May 1, 1990 to the Custodian Agreement between Registrant and First Wisconsin Trust Company.

     (8)(e) Letter dated April 19, 1991 with respect to the Custodian Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund.

     (8)(f) Letter dated March 27, 1992 with respect to the Custodian Agreement with respect to the Balanced Fund.

     (8)(g) Letter dated December 27, 1992 with respect to the Custodian Agreement with respect to the Intermediate Bond Market Fund and MidCore Growth Fund.

     (8)(h) Letter dated February 5, 1993 with respect to the Custodian Agreement with respect to the Tax-Exempt Intermediate Bond Fund.

     (8)(j) Letter Agreement dated August 1, 1995 with respect to the Custodian Agreement with respect to the MicroCap Fund.

     (8)(k) Form of Letter Agreement with respect to the Custodian Agreement with respect to the Balanced Income Fund.

     (9)(a) Co-Administration Agreement Among the Registrant, B.C. Ziegler & Company and Firstar Trust Company dated as of January 1, 1995.
     (9)(b) Addendum No. 1 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Trust Company dated as of January 1, 1995 with respect to the MicroCap Fund.

     (9)(c) Form of Addendum No. 2 to the Co- Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Trust Company dated as of January 1, 1995 with respect to the Balanced Income Fund.

     (9)(d) Fund Accounting Servicing Agreement dated March 23, 1988 between Registrant and First Wisconsin Trust Company.

     (9)(e) Letter dated July 29, 1988 with respect to the Fund Accounting Servicing Agreement.

     (9)(f) Letter dated December 28, 1989 with respect to the Fund Accounting Servicing Agreement with respect to the Equity Index Fund.

     (9)(g) Letter dated April 19, 1991 with respect to the Fund Accounting Servicing Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund.

     (9)(h) Letter dated March 27, 1992 with respect to the Fund Accounting Servicing Agreement with respect to the Balanced Fund.

     (9)(i) Letter dated December 27, 1992 with respect to the Fund Accounting Servicing Agreement with respect to the Intermediate Bond Market Fund and MidCore Growth Fund.

     (9)(k) Revised Fund Valuation and Accounting Fee Schedule dated February 23, 1990 to the Fund Accounting Servicing Agreement with respect to the Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund.

     (9)(l) Revised Fund Valuation and Accounting Fee Schedule dated February 23, 1990 to the Fund Accounting Servicing Agreement with respect to the Equity Index Fund.

     (9)(m) Revised Fund Valuation and Accounting Fee Schedule dated November 1, 1990 to the Fund Accounting and Servicing Agreement with respect to the Equity Index Fund, Income and Growth Fund, Special Growth Fund, ShortIntermediate Fixed Income Fund, and Bond IMMDEX/TM Fund.

     (9)(n) Letter Agreement dated August 1, 1995 with respect to the Fund Accounting Servicing Agreement with respect to the MicroCap Fund.

     (9)(o) Form of Letter Agreement with respect to the Fund Accounting Servicing Agreement with respect to the Balanced Income Fund.

     (9)(p) Shareholder Servicing Agent Agreement dated March 23, 1988 between Registrant and First Wisconsin Trust Company.

     (9)(q) Letter dated July 29, 1988 with respect to Shareholder Servicing Agent Agreement.

     (9)(r) Letter dated December 28, 1989 with respect to the Shareholder Servicing Agent Agreement with respect to the Equity Index Fund.

     (9)(s) Letter dated April 23, 1991 with respect to the Shareholder Servicing Agent Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund.
     (9)(t) Letter dated March 27, 1992 with respect to the Shareholder Servicing Agent Agreement with respect to the Balanced Fund.

     (9)(u) Letter dated December 27, 1992 with respect to the Shareholder Servicing Agent Agreement with respect to the Intermediate Bond Market Fund and MidCore Growth Fund.

     (9)(w) Letter dated April 26, 1994 with respect to the Shareholder Servicing Agent Agreement with respect to the International Equity Fund.

     (9)(x) Amendment dated May 1, 1990 to the Shareholder Servicing Agent Agreement between Registrant and First Wisconsin Trust Company.

     (9)(y) Letter Agreement dated August 1, 1995 with respect to Shareholder Servicing Agent Agreement with respect to the MicroCap Fund.

     (9)(z) Form of Letter with respect to Shareholder Servicing Agent Agreement with respect to the Balanced Income Fund.

     (9)(aa)   Plan of Reorganization.

     (9)(ab)   Purchase and Assumption Agreement dated February 22, 1988.

     (9)(ac)   Amended and Restated Service Plan and Servicing Agreement.

     (11)(a)   Consent of Drinker Biddle and Reath.

     (11)(b)   Consent of Price Waterhouse L.L.P.

     (14)      Individual Retirement Account Documents.

     (15)(a) Amended and Restated Distribution and Service Plan and Form of Distribution and Servicing Agreement.

     (16)(a) Schedule for Computation of Performance Quotations -- Money Market Fund.

     (16)(b) Schedule for Computation of Performance Quotations -- Tax-Exempt Money Market Fund.

     (16)(c) Schedule for Computation of Performance Quotations -- U.S. Government Money Market Fund.

     (16)(d) Schedule of Computation of Performance Quotations -- Growth and Income Fund.

     (16)(e) Schedule of Computation of Performance Quotations -- Short-Term Bond Market Fund.

     (16)(f) Schedule of Computation of Performance Quotations -- Special Growth Fund.

     (16)(g) Schedule of Computation of Performance Quotations -- Bond IMMDEX/TM Fund.

     (16)(h) Schedule of Computation of Performance Quotations -- Equity Index Fund.

     (16)(i) Schedule of Computation of Performance Quotations -- Institutional Money Market Fund.

     (16)(j) Schedule of Computation of Performance Quotations -- U.S. Treasury Money Market Fund.

     (16)(k)   Schedule of Computation of Performance Quotations -- Balanced
               Fund.

     (16)(l) Schedule of Computation of Performance Quotations -- MidCore Growth Fund.

     (16)(m) Schedule of Computation of Performance Quotations -- Intermediate Bond Market Fund.

     (16)(n) Schedule of Computation of Performance Quotations -- Tax-Exempt Intermediate Bond Fund.

     (16)(o) Schedule of Computation of Performance Quotations -- International Equity Fund.

     (17)      Financial Data Schedules.

     (18) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System.

     (24)(a) The audited financial statements and related notes thereto included in the Annual Report for the year ended October 31, 1995 for the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX/TM Fund.

     (24)(b) The audited financial statements and related notes thereto included in the Annual Report for the year ended October 31, 1995 for the Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund.

     (24)(c) The audited financial statements and related notes thereto included in the Annual Report for the year ended October 31, 1995 for the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund.

     (24)(d) The audited financial statements and related notes thereto included in the Annual Report for the year ended October 31, 1995 for the Institutional Money Market Fund.




                                                                  Exhibit (1)(a)

                           ARTICLES OF INCORPORATION
                                       OF
                                ELAN FUNDS, INC.

  The undersigned, for the purpose of forming a Wisconsin corporation under Chapter 180 of the Wisconsin Statutes, adopts the following Articles of
Incorporation:

                                   ARTICLE I
                                   ---------

  The name of the corporation (hereinafter called "Corporation") is:

                                ELAN FUNDS, INC.

                                   ARTICLE II
                                   ----------

  The period of existence shall be perpetual.

                                  ARTICLE III
                                  -----------

  The purpose for which the Corporation is organized shall be to act as a management investment company under the Investment Company Act of 1940 and any successor statute thereto, and to carry on and engage in any other lawful activity within the purposes for which corporations may be organized under the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes.

                                   ARTICLE IV
                                   ----------

  The Corporation is expressly empowered as follows:

  (A) To hold, invest and reinvest its assets in securities and other investments or to hold part or all of its assets in cash.

  (B) To issue and sell shares and other securities of the Corporation in such amounts and on such terms and conditions and for such purposes and for such amount or kind of consideration as may now or hereafter be permitted by law.

  (C) To redeem, purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the shareholders of the Corporation) shares and other securities of the Corporation, in any manner and to the extent now or hereafter permitted by law and by these Articles of Incorporation.

  (D) To enter into a written contract or contracts with any person or persons (whether natural or organized as a corporation, partnership, trust, association or other form) providing for a delegation of the management of all or part of the Corporation's securities portfolio(s) and also for the delegation of the performance of various administrative or corporate functions, subject to the direction of the Board of Directors.

  (E) To enter into a written contract or contracts appointing one or more distributors or agents or both for the sale of the shares and other securities of the Corporation on such terms and conditions as the Board of Directors of the Corporation may deem reasonable and proper, and to allow such person or persons a commission on the sale of such shares and other securities.

  (F) To adopt, on such terms and conditions as the Board of Directors may in their discretion determine, one or more plans pursuant to which any person or persons may be compensated directly or indirectly by the Corporation for shareholder servicing, administration or distribution with respect to one or more classes of the Corporation's shares and other securities, including without limitation plans subject to Rule 12b-1 under the Investment Company Act of 1940, and the Corporation may also enter into agreements pursuant to such plans.

  (G) To enter into a written contract or contracts employing such custodian or custodians for the safekeeping of the property of the Corporation and of its shares and other securities, such dividend disbursing agent or agents, and such transfer agent or agents and registrar or registrars for its shares and other securities, on such terms and conditions as the Board of Directors of the Corporation may deem reasonable and proper for the conduct of the affairs of the Corporation, and to pay the fees and disbursements of such custodians, dividend disbursing agents, transfer agents and registrars out of the income and/or any other property of the Corporation. Notwithstanding any other provision of these Articles of Incorporation or the By-Laws of the Corporation, the Board of Directors may cause any or all of the property of the Corporation to be transferred to, or to be acquired and held in the name of, a custodian or custodians so appointed or any nominee or nominees of the Corporation or nominee or nominees of such custodian or custodians satisfactory to the Board of Directors.

  (H)  To employ the same person, in any multiple capacity under Sections (D),
(E), (F) and (G) of this Article IV, who may receive compensation from the Corporation in as many capacities in which such person shall serve the Corporation. The Corporation may also enter into any other agreement or arrangement necessary or appropriate to the conduct of the business of the Corporation or any class of its shares or other securities with any person, including any person in which any director, officer, representative, employee or shareholder of the Corporation may be interested, and no such agreement or arrangement shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable by reason of such relationship for any loss or expense to the Corporation under or by reason of said agreement or arrangement, or accountable for any profit realized directly or indirectly therefrom.

  (I) To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out, or attainment of the purposes stated in Article III hereof.

  The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the Wisconsin Business Corporation Law, as now or hereafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

                                   ARTICLE V
                                   ---------

  A. The aggregate number of shares which the Corporation shall have authority to issue is Seven Billion (7,000,000,000) shares of Common Stock, which shall be divided into sixteen (16) classes designated as Classes A-1, A-2, B-1, B-2, C, D, E, F, G, H, I, J, K, L, M and N Common Stock, respectively. Each of Classes A-1, A-2, B-1 and B-2 Common Stock of the Corporation shall consist of One Billion (1,000,000,000) shares, and each of Classes C, D, E, F, G, H, I, J, K, L, M and N Common Stock of the Corporation shall consist of Two Hundred Fifty Million (250,000,000) shares. The par value of the shares of each of the Corporation's classes of Common Stock shall be $.0001 per share.

  B. Shares of Class A-1, Class A-2, Class B-1 and Class B-2 Common Stock of the Corporation shall have the following preferences, limitations and relative rights:

  (1)  DIVIDEND RECORD DATES AND CERTAIN DEFINITIONS.

  (a) Shares of Class A-1 Common Stock and Class A-2 Common Stock of the Corporation shall be identical in all respects, except that the Board of Directors in its discretion may, in declaring any dividend, establish one record date with respect to the Class A-1 Common Stock and a different record date with respect to the Class A-2 Common Stock for the purpose of determining which shareholders are entitled to receive a dividend.

  (b) Shares of Class B-1 Common Stock and Class B-2 Common Stock of the Corporation shall be identical in all respects, except that the Board of Directors in its discretion may, in declaring any dividend, establish one record date with respect to the Class B-1 Common Stock and a different record date with respect to the Class B-2 Common Stock for the purpose of determining which shareholders are entitled to receive a dividend.

  (c)  For purposes of this Section (B) of Article V: (i) Class A-1 Common
Stock and Class A-2 Common Stock of the Corporation shall together be deemed to be "classes with the same alphabetical designation"; (ii) Class B-1 Common Stock and Class B-2 Common Stock of the Corporation shall together be deemed to be "classes with the same alphabetical designation"; and (iii) Class A-1, Class A-2, Class B-1 and Class B-2 Common Stock of the Corporation shall each be deemed to be a "commingled class" of Common Stock.

  (2) ASSETS BELONGING TO CLASSES WITH SAME ALPHABETICAL DESIGNATION. All consideration received by the Corporation for the issue and sale of shares of any commingled class of the Corporation's Common Stock shall be commingled, invested and reinvested together with the consideration received by the Corporation for the issue and sale of shares of the other commingled class of Common Stock that has the same alphabetical designation, along with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds derived from the sale, exchange or liquidation of such investments, and funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation not belonging to a particular class of Common Stock of the Corporation which the Board of Directors may, in their sole discretion, allocate to such commingled classes of Common Stock having the same alphabetical designation, and shall irrevocably belong to the commingled classes of Common Stock with respect to which such assets, payments or funds were received or allocated for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Corporation. Such assets and the income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form, are referred to as "assets belonging to" such commingled classes of Common Stock. Each share of the commingled classes having the same alphabetical designation shall share equally with each other share of such classes in the assets belonging to such classes. Shareholders of any commingled class of Common Stock of the Corporation shall have no right, title or interest in or to the assets belonging to any class of Common Stock with a different alphabetical designation.

  (3)  LIABILITIES BELONGING TO CLASSES WITH SAME ALPHABETICAL DESIGNATION.
The assets belonging to commingled classes of the Corporation's Common Stock with the same alphabetical designation shall be charged with the direct liabilities in respect to such commingled classes and shall also be charged with such classes' proportionate share of the general liabilities of the Corporation as determined by comparing the assets belonging to such commingled classes with the aggregate assets of the Corporation, PROVIDED, that the Board of Directors may, in their discretion, direct that any one or more general liabilities of the Corporation be allocated to the respective classes of its Common Stock on a different basis. The liabilities so charged to such commingled classes of Common Stock with the same alphabetical designation are herein referred to as "liabilities belonging to" such commingled classes, and each share of such commingled classes shall be charged equally with each other share of the classes having the same alphabetical designation with the liabilities belonging to such classes.

  (4) DIVIDENDS AND DISTRIBUTIONS. Shares of commingled classes of Common Stock having the same alphabetical designation shall be entitled to such dividends and distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in their sole discretion, with respect to such classes, PROVIDED that such dividends and distributions shall be paid only out of the lawfully available "assets belonging to" such commingled classes as such term is defined in Section (B)(2) of this Article V.

  (5) LIQUIDATION DIVIDENDS AND DISTRIBUTIONS. In the event of the liquidation or dissolution of the Corporation, the shareholders of commingled classes of Common Stock having the same alphabetical designation shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, but other than general assets not belonging to any particular class of Common Stock, the assets belonging to such commingled classes, and the assets so distributable to the shareholders of such commingled class as shall be distributed among such shareholders in proportion to the number of shares of such commingled classes held by them and recorded on the books of the Corporation. In the event that there are any general assets not belonging to any particular class of the Corporation's Common Stock and available for distribution, the shareholders of commingled classes of Common Stock having the same alphabetical designation shall be entitled to receive a portion of such general assets determined by comparing the assets belonging to such commingled classes with the aggregate assets of the Corporation; and the assets so distributable to the shareholders of such commingled classes shall be distributed among such shareholders in proportion to the number of shares of such commingled classes held by them and recorded on the books of the Trust.

  (6) VOTING RIGHTS. Shareholders of each commingled class of the Corporation's Common Stock shall be entitled to one (1) vote for each full share, and a fractional vote for each fractional share, of such class then standing in his or her name on the books of the Corporation. On any matter submitted to a vote of shareholders all shares of a commingled class of the Corporation's Common Stock then issued and outstanding and entitled to vote shall be voted in the aggregate with all other shares of the Corporation's Common Stock then issued and outstanding and entitled to vote, irrespective of class, and not as a separate class, except (a) as otherwise required by the Wisconsin Business Corporation Law, the Investment Company Act of 1940 or the regulations thereunder, or other applicable law, or (b) when the matter to be acted upon affects only the interests of shareholders of a particular class or particular classes of the Corporation's Common Stock (in which case only shares of the affected class or classes shall be entitled to vote thereon). Without affecting the foregoing, shares of the commingled classes of the Corporation's Common Stock having the same alphabetical designation shall always vote together in the aggregate and not as separate classes on all matters submitted to a vote of the shareholders of such commingled classes, except as otherwise required by applicable law.

  (7) REDEMPTION OF SHARES. To the extent of the assets of the Corporation legally available for such redemptions, a shareholder of the Corporation shall have the right to require the Corporation to redeem his full and fractional shares of any commingled class of Common Stock out of the assets belonging to the commingled classes with the same alphabetical designation as such class at a redemption price equal to the net asset value per share next determined after receipt of a request to redeem in proper form as determined by the Board of Directors subject to the right of the Corporation to suspend the right of redemption of shares or postpone the date of payment of such redemption price in accordance with the provisions of applicable law. The Board of Directors shall establish such rules and procedures as they deem appropriate for the redemption of shares, provided that all redemptions shall be in accordance with the Investment Company Act of 1940 and the Wisconsin Business Corporation Law. Without limiting the foregoing, the Corporation shall, to the extent permitted by applicable law, have the right at any time to redeem the shares of any commingled class of Common Stock owned by any holder thereof: (a) in connection with the termination of any commingled class of the Corporation's Common Stock as provided hereunder; (b) if the value of such shares in the account maintained by the Corporation or its transfer agent for any commingled class is less than One Thousand Dollars ($1,000), PROVIDED that the Corporation shall provide a shareholder with written notice at least sixty (60) days prior to effecting such a redemption of shares as a result of not satisfying such requirement; (c) to reimburse the Corporation for any loss it has sustained by reason of the failure of such shareholder to make full payment for shares of the Corporation's Common Stock purchased by such shareholder; (d) to collect any charge relating to a transaction effected for the benefit of such shareholder which is applicable to shares of the Corporation's Common Stock as provided in the prospectus relating to such shares; or (e) if the net income with respect to any commingled class of Common Stock should be negative or it should otherwise be appropriate to carry out the Corporation's responsibilities under the Investment Company Act of 1940, in each case subject to such further terms and conditions as the Board of Directors may from time to time establish. The redemption price of shares of any commingled class of the Corporation's Common Stock shall, except as otherwise provided in this sub-section, be the net asset value thereof as determined by the Board of Directors from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by the Board of Directors. When the net income of any commingled classes of Common Stock having the same alphabetical designation and with respect to which the Board of Directors have, in their discretion, established a policy of maintaining a constant net asset value per share is negative or whenever deemed appropriate by the Board of Directors in order to carry out the Corporation's responsibilities under the Investment Company Act of 1940, the Corporation may, without payment or compensation but in consideration of the interests of the Corporation and the holders of shares of such commingled classes in maintaining a constant net asset value per share of such classes, redeem pro rata from each holder of record of such classes on such day, such number of full and fractional shares of such commingled classes as may be necessary to reduce the aggregate number of outstanding shares in order to permit the net asset value thereof to remain constant. Payment of the redemption price, if any, shall be made in cash by the Corporation at such time and in such manner as may be determined from time to time by the Board of Directors unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable; in such event the Corporation may make payment in the assets belonging or allocable to the commingled classes of Common Stock having the same alphabetical designation as the class of Common Stock redemption of which is being sought, the value of which shall be determined as provided herein. Any shares of a commingled class of the Corporation's Common Stock that are redeemed by the Corporation shall be deemed to be cancelled and restored to the status of authorized but unissued shares of the particular class involved and, unless otherwise determined by the Board of Directors of the Corporation, may be reissued from time to time in the same manner as other authorized, unissued shares of the same commingled class.

  (8) TERMINATION OF CLASSES. Without the vote of the shares of any class of Common Stock of the Corporation then outstanding (unless otherwise required by applicable law), the Corporation may, if so determined by the Board of
Directors:

  (a) Sell and convey the assets belonging to any commingled classes of Common Stock having the same alphabetical designation to another trust or corporation that is a management investment company (as defined in the Investment Company Act of 1940) and is organized under the laws of any jurisdiction within the United States for consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to such commingled classes and which may include securities issued by such trust or corporation. Following such sale and conveyance, and after making provision for the payment of any liabilities belonging to such commingled classes of Common Stock that are not assumed by the purchaser of the assets belonging to such classes, the Corporation may, at its option, redeem all outstanding shares of such commingled classes at the net asset value as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by the Board of Directors. Notwithstanding any other provision of these Articles of Incorporation to the contrary, the redemption price may be paid in cash or by distribution of the securities or other consideration received by the Board of Directors for the assets belonging to such commingled classes of Common Stock upon such conditions as the Board of Directors deem, in their sole discretion, to be appropriate consistent with applicable law and these Articles of Incorporation.

  (b) Sell and convert the assets belonging to any commingled classes of Common Stock having the same alphabetical designation into money and, after making provision for the payment of all obligations, taxes and other liabilities, accrued or contingent, belonging to such commingled classes, the Corporation may, at its option, (i) redeem all outstanding shares of such commingled classes at net asset value as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by the Board of Directors upon such conditions as the Board of Directors deem, in their sole discretion, to be appropriate consistent with applicable law and these Articles of Incorporation, or (ii) combine the assets belonging to such commingled classes following such sale and conversion with the assets belonging to any one or more other class(es) of the Corporation's Common Stock pursuant to and in accordance with Section
(B)(8)(c) of this Article V;

  (c) Combine the assets belonging to any commingled classes of Common Stock having the same alphabetical designation with the assets belonging to any one or more other classes of Common Stock of the Corporation if the Board of Directors reasonably determine that such combination will not have a material adverse effect on the shareholders of any class of Common Stock participating in such combination. In connection with any such combination of assets the shares of any commingled class of Common Stock then outstanding may, if so determined by the Board of Directors, be converted into shares of any other class or classes of Common Stock of the Corporation with respect to which conversion is permitted by applicable law, or may be redeemed, at the option of the Board of Directors, at net asset value as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, or conversion cost, if any, as may be fixed by the Board of Directors upon such conditions as the Board of Directors deem, in their sole discretion, to be appropriate consistent with applicable law and these Articles of Incorporation. Notwithstanding any other provision of these Articles of Incorporation to the contrary, any redemption price, or part thereof, paid pursuant to this Section
(B)(8)(c) may be paid in shares of any other existing or future class or classes of Common Stock of the Corporation.

  (9) NO PREEMPTIVE RIGHTS. No holder of shares of any commingled class of the Corporation's Common Stock shall, as such holder, have any preemptive or other right to purchase, subscribe for or otherwise acquire any shares of any class of Common Stock of the Corporation, or any securities of the Corporation convertible into such shares or carrying a right to subscribe to or acquire such shares (whether such shares or securities are now or hereafter authorized or are acquired by the Corporation after the issuance thereof), other than such right, if any, as the Board of Directors, in their discretion, may determine.

  C. Shares of Class C, Class D, Class E, Class F, Class G,
Class H, Class I, Class J, Class K, Class L, Class M and Class N Common Stock of the Corporation shall have the following preferences, limitations and relative rights:

  (1) DEFINITION. For the purpose of this Section (C) of Article V, Class C, Class D, Class E, Class F, Class G, Class H, Class I, Class J, Class K, Class L, Class M and Class N Common Stock of the Corporation shall each be deemed to be an "uncommingled class" of Common Stock.

  (2) ASSETS BELONGING TO AN UNCOMMINGLED CLASS. Consideration that is received by the Corporation for the issue or sale of shares of any uncommingled class of the Corporation's Common Stock (a) shall not be commingled with the consideration that is received by the Corporation for the issue or sale of shares of any other class of Common Stock, and (b) together with all assets in which such consideration is invested and reinvested, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any such funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation not belonging to a particular class of Common Stock of the Corporation which the Board of Directors may, in their sole discretion, allocate to an uncommingled class, shall irrevocably belong to the uncommingled class of the Corporation's Common Stock with respect to which such assets, payments or funds were received or allocated for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Corporation. Such assets and the income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form, are herein referred to as "assets belonging to" such uncommingled class. Shareholders of any uncommingled class of Common Stock of the Corporation shall have no right, title or interest in or to the assets belonging to any class of Common Stock with a different alphabetical designation.

(3) LIABILITIES BELONGING TO AN UNCOMMINGLED CLASS. The assets belonging to any uncommingled class of the Corporation's Common Stock shall be charged with the direct liabilities in respect of such class and shall also be charged with such class, proportionate share of the general liabilities of the Corporation as determined by comparing the assets belonging to such uncommingled class with the aggregate assets of the Corporation, provided that the Board of Directors may, in their discretion, direct that any one or more general liabilities of the Corporation be allocated to the respective classes of its Common Stock on a different basis. The liabilities so charged to an uncommingled class of Common Stock are herein referred to as "liabilities belonging to" such uncommingled class.

  (4) DIVIDENDS AND DISTRIBUTIONS. Shares of an uncommingled class of the Corporation's Common Stock shall be entitled to such dividends and distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in their sole discretion, with respect to such class; provided, however, that such dividends and distributions shall be paid only out of the lawfully available "assets belonging to" such uncommingled class as such phrase is defined in Section (C)(2) of this Article V.

  (5) LIQUIDATION DIVIDENDS AND DISTRIBUTIONS. In the event of the liquidation or dissolution of the Corporation, the shareholders of an uncommingled class of the Corporation's Common Stock shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, but other than general assets not belonging to any particular class of Common Stock, the assets belonging to such uncommingled class, and the assets so distributable to the shareholders of any uncommingled class of the Corporation's Common Stock shall be distributed among such shareholders in proportion to the number of shares of such uncommingled class of the Corporation's Common Stock held by them and recorded on the books of the Corporation. In the event that there are any general assets not belonging to any particular class of Corporation's Common Stock and available for distribution, the shareholders of any uncommingled class of Common Stock shall be entitled to receive a portion of such general assets determined by comparing the assets belonging to such uncommingled class with the aggregate assets of the Corporation; and the assets so distributable to the shareholders of such uncommingled class shall be distributed among such shareholders in proportion to the number of shares of such uncommingled class of the Corporation's Common Stock held by them and recorded on the books of the Corporation.

  (6) VOTING RIGHTS. Shareholders of an uncommingled class of the Corporation's Common Stock shall be entitled to one (1) vote for each full share, and a fractional vote for each fractional share, of such class then standing in his or her name an the books of the Corporation. On any matter submitted to a vote of shareholders all shares of an uncommingled class of the Corporation's Common Stock then issued and outstanding and entitled to vote shall be voted in the aggregate with all other shares of the Corporation's Common Stock then issued and outstanding and entitled to vote, irrespective of class, and not as a separate class, except (a) as otherwise required by the Wisconsin Business Corporation Law, the Investment Company Act of 1940 or the regulations thereunder, or other applicable law, or (b) when the matter to be acted upon affects only the interests of shareholders of a particular class or particular classes of the Corporation's Common Stock (in which case only shares of the affected class or classes shall be entitled to vote thereon).

  (7) REDEMPTION OF SHARES. To the extent of the assets of the Corporation legally available for such redemptions, a shareholder of the Corporation shall have the right to require the Corporation to redeem his full and fractional shares of any uncommingled class of Common Stock out of the assets belonging to such class at a redemption price equal to the net asset value per share next determined after receipt of a request to redeem in proper form as determined by the Board of Directors, subject to the right of the Corporation to suspend the right of redemption of shares or postpone the date of payment of such redemption price in accordance with the provisions of applicable law. The Board of Directors shall establish such rules and procedures as they deem appropriate for the redemption of shares, provided that all redemptions shall be in accordance with the Investment Company Act of 1940 and the Wisconsin Business Corporation Law. Without limiting the foregoing, the Corporation shall, to the extent permitted by applicable law, have the right at any time to redeem the shares of any uncommingled class of Common Stock owned by any holder thereof: (a) in connection with the termination of any uncommingled class of the Corporation's Common Stock as provided hereunder; (b) if the value of such shares in the account maintained by the Corporation or its transfer agent for any uncommingled class is less than One Thousand Dollars ($1,000) PROVIDED that the Corporation shall provide a shareholder with written notice at least sixty (60) days prior to effecting such a redemption of shares as a result of not satisfying such requirement; (c) to reimburse the Corporation for any loss it has sustained by reason of the failure of such shareholder to make full payment for shares of the Corporation's Common Stock purchased by such shareholder; (d) to collect any charge relating to a transaction effected for the benefit of such shareholder which is applicable to shares of the Corporation's Common Stock as provided in the prospectus relating to such shares; or (e) if the net income with respect to any uncommingled class of Common Stock should be negative or it should otherwise be appropriate to carry out the Corporation's responsibilities under the Investment Company Act of 1940, in each case subject to such further terms and conditions as the Board of Directors may from time to time establish. The redemption price of shares of any uncommingled class of the Corporation's Common Stock shall, except as otherwise provided in this sub-section, be the net asset value thereof as determined by the Board of Directors from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by the Board of Directors. When the net income of any uncommingled class of Common Stock with respect to which the Board of Directors have, in their discretion, established a policy of maintaining a constant net asset value per share is negative or whenever deemed appropriate by the Board of Directors in order to carry out the Corporation's responsibilities under the Investment Company Act of 1940, the Corporation may, without payment of compensation but in consideration of the interests of the Corporation and the holders of shares of such uncommingled class in maintaining a constant net asset value per share of such class, redeem pro rata from each holder of record of such class on such day, such number of full and fractional shares of such uncommingled class as may be necessary to reduce the aggregate number of outstanding shares in order to permit the net asset value thereof to remain constant. Payment of the redemption price, if any, shall be made in cash by the Corporation at such time and in such manner as may be determined from time to time by the Board of Directors unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable; in such event the Corporation may make payment in the assets belonging or allocable to the uncommingled class redemption of which is being sought, the value of which shall be determined as provided herein. Any shares of an uncommingled class of the Corporation's Common Stock that are redeemed by the Corporation shall be deemed to be cancelled and returned to the status of authorized but unissued shares of the particular class involved and, unless otherwise determined by the Board of Directors of the Corporation, may be reissued from time to time in the same manner and to the same extent as other authorized, unissued shares of the same uncommingled class.

  (8) TERMINATION OF CLASSES. Without the vote of the shares of any class of the Corporation's Common Stock then outstanding (unless otherwise required by applicable law), the Corporation may, if so determined by the Board of
Directors:

  (a) Sell and convey the assets belonging to any uncommingled class of Common Stock to another trust or corporation that is a management investment company (as defined in the Investment Company Act of 1940) and is organized under the laws of any jurisdiction within the United States for consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to such uncommingled class and which may include securities issued by such trust or corporation. Following such sale and conveyance, and after making provision for the payment of any liabilities belonging to such uncommingled class of Common Stock that are not assumed by the purchaser of the assets belonging to such class, the Corporation may, at its option, redeem all outstanding shares of such uncommingled class at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by the Board of Directors. Notwithstanding any other provision of these Articles of Incorporation to the contrary, the redemption price may be paid in cash or by distribution of the securities or other consideration received by the Corporation for the assets belonging to such class of Common Stock upon such conditions as the Board of Directors deem, in their sole discretion, to be appropriate consistent with applicable law and these Articles of Incorporation;

  (b) Sell and convert the assets belonging to an uncommingled class of Common Stock into money and, after making provision for the payment of all obligations, taxes and other liabilities, accrued or contingent, belonging to such uncommingled class, the Corporation may, at its option, (i) redeem all outstanding shares of such uncommingled class at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by the Board of Directors upon such conditions as the Board of Directors deem, in their sole discretion, to be appropriate consistent with applicable law and these Articles of Incorporation; or (ii) combine the assets belonging to such uncommingled class following such sale and conversion with the assets belonging to any one or more other classes of Common Stock of the Corporation pursuant to and in accordance with Section (C)(8)(c) of this Article V; or

  (c) Combine the assets belonging to an uncommingled class of Common Stock with the assets belonging to any one or more other classes of Common Stock of the Corporation if the Board of Directors reasonably determine that such combination will not have a material adverse effect on the shareholders of any class of Common Stock of the Corporation participating in such combination. In connection with any such combination of assets the shares of any uncommingled class of Common Stock then outstanding may, if so determined by the Board of Directors, be converted into shares of any other class or classes of Common Stock of the Corporation with respect to which conversion is permitted by applicable law, or may be redeemed, at the option of the Corporation, at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, or conversion cost, if any, as may be fixed by the Board of Directors upon such conditions as the Board of Directors deem, in their sole discretion, to be appropriate consistent with applicable law and these Articles of Incorporation. Notwithstanding any other provision of these Articles of Incorporation to the contrary, any redemption price, or part thereof, paid pursuant to this Section
(C)(8)(c) may be paid in shares of any other class or classes of Common Stock of the Corporation participating in such combination.

  (9) NO PREEMPTIVE RIGHTS. No holder of shares of any uncommingled class of the Corporation's Common Stock shall, as such holder, have any preemptive or other right to purchase, subscribe for or otherwise acquire any shares of any class of Common Stock of the Corporation, or any securities of the Corporation convertible into such shares or carrying a right to subscribe to or acquire such shares (whether such shares or securities are now or hereinafter authorized or are acquired by the Corporation after the issuance thereof), other than such right, if any, as the Board of Directors, in their discretion, may determine.

                                   ARTICLE VI
                                   ----------


  The number of directors constituting the Board of Directors shall initially be four (4), and the names of the initial directors are James M. Wade, Glen R. Bomberger, Jerry Remmel and Richard Riederer. Thereafter, the number of directors shall be such number as is fixed from time to time by the By-Laws.

                                  ARTICLE VII
                                  -----------


  From time to time, any of the provisions of these Articles of Incorporation may be amended, altered or repealed (including any amendment which changes the terms of any of the outstanding stock by classification, reclassification or otherwise) to the extent and in the manner now or hereafter permitted by Wisconsin law. Other provisions which might under the Statutes of the State of Wisconsin at the time in force be lawfully contained in Articles of Incorporation may also be added or inserted to the extent and in the manner permitted by Wisconsin law. All rights at any time conferred upon the shareholders of the Corporation by these Articles of Incorporation are granted subject to the provisions of this Article VII. The term "these Articles of Incorporation" as used herein and in the By-Laws of the Corporation shall be deemed to mean these Articles of Incorporation as from time to time amended and restated.

                                  ARTICLE VIII
                                  ------------


  Any determination made in good faith, and so far as accounting matters are involved in accordance with accepted accounting practices, by or pursuant to the direction of the Board of Directors of the Corporation as to the amount and value of assets, obligations or liabilities of the Corporation or any class of Common Stock, as to the amount of net income of the Corporation or any class of Common Stock from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the value of any security owned by the Corporation or any class of Common Stock, as to the allocation of any assets or liabilities to a class or classes of Common Stock, as to the times at which shares of any class of Common Stock shall be deemed to be outstanding or no longer outstanding or as to any other matters relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of the Corporation, and any reasonable determination made in good faith by the Board of Directors of the Corporation as to whether any transaction constitutes a purchase of securities on "margin," a sale of securities "short," or an underwriting of the sale of, or a participation in any underwriting or selling group in connection with the public distribution of, any securities, shall be final and conclusive, and shall be binding upon the Corporation and all holders of its shares past, present and future, and shares of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of such shares or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of these Articles of Incorporation shall be effective to (i) require a waiver or compliance with any provision of the Securities Act of 1933 or the Investment Company Act of 1940, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (ii) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                   ARTICLE IX
                                   ----------


  (A) Each director and each officer of the Corporation shall be indemnified by the Corporation against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding in which he may be involved or with which he may be threatened by reason of his being or having been such a director or officer to the full extent permitted by the Wisconsin Business Corporation Law and the Investment Company Act of 1940, as such statutes are now or hereafter in force, and shall be entitled to the advance of related expenses.

  (B) So long as permitted by Wisconsin law, the books of the Corporation may be kept outside of the State of Wisconsin at such place or places as may be determined from time to time by the Board of Directors or designated in the By-Laws of the Corporation.

  (C) In furtherance, and not in limitation, of the powers conferred by the laws of the State of Wisconsin the Board of Directors of the Corporation is expressly authorized:

  (1) To make, alter or repeal the By-Laws of the Corporation, except where such power is reserved by the ByLaws to the shareholders, and except as otherwise required by the Investment Company Act of 1940, as now or hereafter in force.

  (2) From time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the books and accounts of the Corporation, or any of them other than the stock ledger, shall be open to the inspection of the shareholders, and no shareholder shall have the right to inspect any account or book or document of the Corporation, except as conferred by law or authorized by resolution of the Board of Directors or of the shareholders.

  (3) Without the assent or vote of the shareholders, to authorize the issuance from time to time of shares of any class of Common Stock of the Corporation for such consideration as the Board of Directors may deem advisable.

  (4) Without the assent or vote of the shareholders, to authorize and issue such obligations of the Corporation, secured and unsecured, as the Board of Directors may determine, and to authorize and cause to be executed mortgages and liens upon the property of the Corporation, real or personal.

  (5) Notwithstanding anything in these Articles of Incorporation to the contrary, to establish in its absolute discretion the basis or method for determining the value of the assets belonging to any class of Common Stock of the Corporation, the value of the liabilities belonging to any class of Common Stock, the allocation of assets or liabilities to any class of Common Stock, the times at which shares of any class of Common Stock shall be deemed outstanding and the net asset value of each share of each class of Common Stock for purposes of sales, redemptions and repurchases and for any other purposes.

  (6) To determine in accordance with accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose, whether annual or any other period, including daily; to set apart out of any funds of the Corporation such reserves for such purposes as it shall determine and to abolish the same; to declare and pay any dividends and distributions in cash, securities or other property from surplus or any funds legally available therefor, at such intervals (which may be as frequently as daily) or on such other periodic basis, as it shall determine; to declare such dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof; and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of shareholders of the Corporation redeeming their entire ownership of shares of any class of the Corporation.

    (7) In addition to the powers and authorities granted herein and by statute expressly conferred upon it, the Board of Directors is authorized to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of Wisconsin law, these Articles of Incorporation and the By-Laws of the Corporation.

                                   ARTICLE X
                                   ---------


  The address of the initial registered office of the Corporation is Suite
3800, 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, which is in Milwaukee County.

                                   ARTICLE XI
                                   ----------


  The name of the initial registered agent of the Corporation at such address is F & L Corp.

                                  ARTICLE XII
                                  -----------
  The name and address of the incorporator is:

      Name                     Address
      ----                     -------

      Christian G. Steinmetz   Suite 3800
                               777 E. Wisconsin Ave.
                               Milwaukee, WI  53202

  Executive in triplicate this 12th day of February, 1988.
                            /s/ Christian G. Steinmetz


STATE OF WISCONSIN  :
                    :    ss.
COUNTY OF MILWAUKEE :

  Personally came before me this 12th day of February, 1988, the above-named Christian G. Steinmetz to me known to be the person who executed the foregoing instrument, and acknowledged the same.

               /s/ [signature illegible] Notary Public
NOTARIAL       My Commission expires: Permanent
SEAL

This document is required to be recorded in the office of the Register of Deeds for Milwaukee County, Wisconsin.

This document was drafted by
and should be returned to:

Jeffrey A. Dalke
DRINKER BIDDLE & REATH
1100 Philadelphia National Bank Building
Broad and Chestnut Streets
Philadelphia, PA  19107





                                                                  Exhibit (1)(b)

                            United States of America

                               State of Wisconsin
                        OFFICE OF THE SECRETARY OF STATE

            To All to Whom These Presents Shall Come:
     The undersigned, as Secretary of State of the State of Wisconsin, certifies that the attached is a duplicate of a document accepted and filed in my office.

            IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal, at Madison, on the date of filing of said document.

                              /s/ Douglas LaFollette
                              DOUGLAS La FOLLETTE
                              Secretary of State



(Form 4) - 1986          State of Wisconsin  Please read instructions
AMENDMENT                SECRETARY OF STATE  on the reverse before (stock
                                             corp) attempting to complete this
                                             form.

Resolved, That
                                   (See Attached)

The undersigned officers of ELAN FUNDS, INC. (enter the present corporate name, before any change this amendment may cause) a Wisconsin corporation the registered office in Milwaukee County, Wisconsin, CERTIFY:

     OR   (Please strike out the item you do not use) -
               See instruction 1

1 (B)   The foregoing amendment of the
               articles of incorporation of said corporation was adopted by the shareholders on the 16th day of March, 1989 by the following vote:

(See Attached)


VOTE ON ADOPTION
                                                      Number
                          Number of     Number        of            Number
          Number of       SHARES        of "yes"      "Yes"         of "No"
          SHARES          entitled      votes         votes         votes
Class     outstanding     to vote       REQUIRED      CAST          CAST
-----     -----------     -------       --------      ----          ----


Common
Preferred


2  (See instruction 2)
          Not Applicable.

Executed in duplicate and seal (if any) affixed this 20th day of JUNE, 1989.

                                   AFFIX SEAL
                                 or state that
                                 there is none

BY: /s/ W. Bruce McConnel               BY: /s/ W. Alexander
as (Secretary)or (Asst Secretary)       as (Vice-President)
indicate which                          indicate which

This document was drafted by Mary Beth M. Wong, Esq.
Please print or type the name of the individual



Form 4
Amendment
                               State of Wisconsin
                                ELAN FUNDS, INC.

                                   Attachment

     RESOLVED, that the Articles of Incorporation of the Company shall be amended by striking out Section A of Article V of the Articles of Incorporation in its entirety and inserting in lieu thereof the following:

     A. The aggregate number of shares which the Corporation shall have authority to issue is Seven Billion Seven Hundred Fifty Million (7,750,000,000) shares of Common Stock, which shall be divided into sixteen
     (16) classes designated as Classes A-1, A-2, B-1, B-2, C, D, E, F, G, H, I, J, K, L, M and N Common Stock, respectively. Each of classes A-1, A-2, B-1, B-2 and C Common Stock of the Corporation shall consist of One Billion (1,000,000,000) shares, and each of Classes D, E, F, G, H, I, J, K, L, M and N Common Stock of the Corporation shall consist of Two Hundred Fifty million (250,000,000) shares. The par value of the shares of each of the Corporation's classes of Common Stock shall be $.0001 per share.



Form 4
AMENDMENT
                                                         State of Wisconsin
                                                          ELAN FUNDS, INC.
                                                             Attachment
VOTE ON ADOPTION
                                              Number of               Number of
                      Number of               SHARES                  "Yes" votes              Number of                Number of
                      SHARES                  entitled to             REQUIRED                 "Yes" votes             "No"votes
Class                 outstanding             vote                    (Majority)               CAST                     CAST
-----                 -----------             ----                     --------                ----                     ----

Common-               177,986,703            118,907,460.29           59,453,730.145           118,080,339.53           158,245.81

Common-
Class C only           54,848,367             29,204,353.6            14,602,176.8              28,803,691.08           0

Preferred              0                      0                       0                         0                       0

Number of shares represented at the meeting, in person or by proxy.

AMENDMENT STOCK
Mail Returned Copy to:
     (FILL IN THE NAME AND ADDRESS HERE)
     Mary Beth M. Wong, Esq.
     Drinker Biddle & Reath
     1100 Philadelphia National Bank Building
     Broad & Chestnut Streets
     Philadelphia, Penna.  19107


If a problem exists with the filing of this form, may we call you to attempt to resolve it? If so, please provide us with a phone number at which you can be reached during the day. 215 - 988-2906


                               INSTRUCTIONS

1.   Amendment may be effected either by

   A) Vote of the shareholders, at a shareholder's meeting.  Use item 1(b).
                                       OR
   B) Written consent of all shareholders, without a meeting.  Use item 1(a).

Ref. sec. 180.25 Wis. Stats. For corporations organized on or after 1 Jan 1973, statutory minimum of affirmative votes to adopt resolution is a majority of the shares entitled to vote. For corporations organized previously, statutory minimum is 2/3 of the shares entitled to vote, unless articles provide for majority vote. (If any class or series of shares is entitled to vote as a class, minimum vote requirements must be met by each class or series entitled to vote thereon as a class and of the total shares entitled to vote thereon.)

2. Item 2. If amendment provides for exchange, reclassification or cancellation of issued shares, or effects a change in the amount of stated capital, enter a statement of the manner in which the same will be accomplished. Ref. sec. 180.53(6) & (7) Wisconsin Statutes.

3. Affix CORPORATE SEAL to each copy of the document, or enter the remark "NO SEAL" if the corporation does not have a seal. The PRESIDENT (or vice-president) and SECRETARY (or asst. secretary) are to sign each copy with the original signatures. Carbon copy, xerox, or rubber stamp signatures are not acceptable.

4. Submit in DUPLICATE ORIGINAL. Furnish Secretary of State two copies of the document. (Mailing address: Corporation Division, Secretary of State, P.O. Box 7846, Madison, WI 53707.) One copy will be retained (filed) by Secretary of State and the other copy transmitted directly to the Register of Deeds of the county named in this document, together with your check for the recording fee. When the recording has been accomplished, the document will be returned to the address you furnish on the back of this form.

5.   Two SEPARATE REMITTANCES are required.

     A) Send a filing fee of $25 (or more), payable to SECRETARY OF STATE. Additional fee may be due if amendment causes an increase in authorized capital shares. The rate on shares is $1.25 per $1,000 on par value shares, and/or 2 1/2 cents per share on no par value shares. Compute fee at such rates on the aggregate number of shares AFTER giving effect to the amendment. Deduct therefrom the fee applicable to the authorized shares BEFORE amendment. The remainder, if any, is the additional fee due.

     B) Send a RECORDING FEE of $6, payable to REGISTER OF DEEDS of the county named in this document as the county within which the corporation's registered office is located. If you append additional pages to this standard form, add $2 more recording fee for each additional page.

Please furnish the fee for the Register of Deeds in check form with your document, and we will transmit to the Register of Deeds with the document for recording.




                                                                  Exhibit (1)(c)

                            United States of America

                               State of Wisconsin
                        OFFICE OF THE SECRETARY OF STATE

To All to Whom These Presents Shall Come:

The undersigned, as Secretary of State of the State of Wisconsin, certifies that the attached is a duplicate of a document accepted and filed in my office.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal, at Madison, on the date of filing of said document.

          /s/ Douglas LaFollette
          DOUGLAS La FOLLETTE
          Secretary of State


(Form 4) - 1986    State of Wisconsin   Please read instructions
AMENDMENT          SECRETARY OF STATE   on the reverse before
(stock corp)                            attempting to complete this form.


     Resolved, That the Articles of Incorporation of the Company shall be amended by: striking out Article I of the Articles of Incorporation in its entirety and inserted in lieu thereof the following:

     The name of the Corporation (hereinafter called "Corporation") is:
                              Portico Funds, Inc.

The undersigned officers of ELAN FUNDS, INC. (enter the present corporate name, before any change this amendment may cause) a Wisconsin corporation the registered office in Milwaukee County, Wisconsin, CERTIFY:

     OR   (Please strike out the item you do not use) -
               See instruction 1

1 (B)   The foregoing amendment of the
               articles of incorporation of said corporation was adopted by the shareholders on the 16th day of March, 1989 by the following vote:

(See Attached)


VOTE ON ADOPTION
                                              Number
                      Number of    Number     of          Number
        Number of     SHARES       of "yes"   "Yes"       of "No"
        SHARES        entitled     votes      votes       votes
Class   outstanding   to vote      REQUIRED   CAST        CAST
-----   -----------   -------      --------   ----        ----
Common
Preferred


2  (See instruction 2)
          Not Applicable.

Executed in duplicate and seal (if any) affixed this 20th day of JUNE, 1989.

AFFIX SEAL
or state that
there is none

BY: /s/ W. Bruce McConnel               BY: /s/ W. Alexander
as (Secretary)or (Asst Secretary)       as (Vice-President)
indicate which                          indicate which

This document was drafted by Mary Beth M. Wong, Esq.
Please print or type the name of the individual

Form 4
AMENDMENT
                                                         State of Wisconsin
                                                          ELAN FUNDS, INC.

                                                             Attachment
VOTE ON ADOPTION
                                    Number of             Number of
               Number of            SHARES                "Yes" votes           Number of            Number of
               SHARES               entitled to           REQUIRED              "Yes" votes         "No" votes
Class          outstanding          vote                  (Majority)            CAST                 CAST
-----          -----------          ----                   --------             ----                 ----

Common         216,354,839.56       155,503,520.024.2     77,751,760.012        147,316,669.664      8,186,850.38

Preferred      0                    0                     0                     0                    0

Number of shares represented at the meeting, in person or by proxy.



AMENDMENT STOCK
Mail Returned Copy to:
     (FILL IN THE NAME AND ADDRESS HERE)
     Mary Beth M. Wong, Esq.
     Drinker Biddle & Reath
     1100 Philadelphia National Bank Building
     Broad & Chestnut Streets Philadelphia, Penna.  19107

If a problem exists with the filing of this form, may we call you to attempt to resolve it? If so, please provide us with a phone number at which you can be reached during the day. 215-988-2906

                               INSTRUCTIONS

1.   Amendment may be effected either by

     A) Vote of the shareholders, at a shareholder's meeting.  Use item 1(b).
                                         OR
     B) Written consent of all shareholders, without a meeting.  Use item 1(a).

Ref. sec. 180.25 Wis. Stats. For corporations organized on or after 1 Jan 1973, statutory minimum of affirmative votes to adopt resolution is a majority of the shares entitled to vote. For corporations organized previously, statutory minimum is 2/3 of the shares entitled to vote, unless articles provide for majority vote. (If any class or series of shares is entitled to vote as a class, minimum vote requirements must be met by each class or series entitled to vote thereon as a class and of the total shares entitled to vote thereon.)

2. Item 2. If amendment provides for exchange, reclassification or cancellation of issued shares, or effects a change in the amount of stated capital, enter a statement of the manner in which the same will be accomplished. Ref. sec. 180.53(6) & (7) Wisconsin Statutes.

3. Affix CORPORATE SEAL to each copy of the document, or enter the remark "NO SEAL" if the corporation does not have a seal. The PRESIDENT (or vice-president) and SECRETARY (or asst. secretary) are to sign each copy with the original signatures. Carbon copy, xerox, or rubber stamp signatures are not acceptable.
4. Submit in DUPLICATE ORIGINAL. Furnish Secretary of State two copies of the document. (Mailing address: Corporation Division, Secretary of State, P.O. Box 7846, Madison, WI 53707.) One copy will be retained (filed) by Secretary of State and the other copy transmitted directly to the Register of Deeds of the county named in this document, together with your check for the recording fee. When the recording has been accomplished, the document will be returned to the address you furnish on the back of this form.

5.   Two SEPARATE REMITTANCES are required.

     A) Send a filing fee of $25 (or more), payable to SECRETARY OF STATE. Additional fee may be due if amendment causes an increase in authorized capital shares. The rate on shares is $1.25 per $1,000 on par value shares, and/or 2 1/2 cents per share on no par value shares. Compute fee at such rates on the aggregate number of shares AFTER giving effect to the amendment. Deduct therefrom the fee applicable to the authorized shares BEFORE amendment. The remainder, if any, is the additional fee due.

     B) Send a RECORDING FEE of $6, payable to REGISTER OF DEEDS of the county named in this document as the county within which the corporation's registered office is located. If you append additional pages to this standard form, add $2 more recording fee for each additional page.

Please furnish the fee for the Register of Deeds in check form with your document, and we will transmit to the Register of Deeds with the document for recording.



                                                                  Exhibit (1)(d)

ARTICLES OF AMENDMENT Stock (for profit)
Kevin S. Crossett, Esq.           Please indicate where you
DRINKER BIDDLE & REATH            would like the
1100 PNB Building                 acknowledgement copy of
Broad and Chestnut Streets        the filed document sent.
Philadelphia, PA 19107            Please indicate complete
                                  name and mailing address.

Your phone number during the day:  (215) 988-2561

INSTRUCTIONS  (Ref. sec. 180.1006 Wis. Stats. for document content)

     Submit one original and one exact copy to Secretary of State, P.O. Box 7846, Madison, Wisconsin, 53707-7846. The original must include an original manual signature (sec. 180.0120(3)(c), Wis. Stats.)

A. State the name of the corporation (before any changes effected by this amendment) and the text of the amendment(s).
     If an amendment provides for an exchange, reclassification or cancellation of issued shares, state the provisions for implementing the amendment if not contained in the amendment itself.

B. Enter the date of adoption of the amendment(s). If there is more than one amendment, identify the date of adoption of each. Mark one of the three choices to indicate the method of adoption of the amendment(s).

     By BOARD OF DIRECTORS - Refer to sec. 180.1002 Wis. Stats. for specific information on the character of amendments that may be adopted by the Board of Directors without shareholder action.

     By BOARD OF DIRECTORS AND SHAREHOLDERS - Amendments proposed by the Board of Directors and adopted by shareholders approval. Voting requirements differ with circumstances and provisions in the articles of incorporation. See sec.
180.1003 Wis. Stats. for specific information.

     By INCORPORATORS of BOARD OF DIRECTORS - Before issuance of shares - See sec. 180.1005 Wis. Stats. for conditions attached to the adoption of an amendment approved by a vote or consent of less than 2/3rds of the shares subscribed for.

C. Enter the date of execution and the name and title of the person signing the document. The document must be signed by one of the following: An officer (or incorporator if directors have not been elected) of the corporation or the fiduciary if the corporation is in the hands of a receiver, trustee, or other court appointed fiduciary. At least one copy must bear an original manual signature.

D. If the document is executed in Wisconsin, sec. 14.38(14) Wis. Stats. provides that it shall not be filed unless the name of the drafter (either an individual or a governmental agency) is printed in a legible manner.

FILING FEES
-----------

     Submit the document with a minimum filing fee of $40.00, payable to SECRETARY OF STATE. If the amendment causes an increase in the number of authorized shares, provide an additional fee of 1 cent for each new authorized share. When the document has been filed, an acknowledgement copy stamped "FILED" will be sent to the address indicated above.


                  *** FOR USE ON AND AFTER JANUARY 1, 1991 ***

                             ARTICLES OF AMENDMENT
                               Stock (for profit)

A. Name of Corporation: Portico Funds, Inc. (prior to any change effected by this amendment)

     Text of Amendment:
          See Attached.

B. Amendment(s) to the articles of incorporation adopted on June 21, 1991 & August 29, 1991 (date)

     Indicate the method of adoption by checking the appropriate choice below:

   ( ) By the Board of Directors (In accordance with sec. 180.1002, Wis.
        Stats.)

   OR

   (X) By the Board of Directors and Shareholders (In accordance with sec. 180.1003, Wis. Stats.)

   OR

   ( ) By Incorporators or Board of Directors, before issuance of shares (In accordance with sec. 180.1005, Wis. Stats.)

C.   Executed on behalf of the corporation on October 31, 1991

                                            /s/ Miriam Allison (signature)
                                            Miriam Meyer Allison (printed name)
                                            Vice President (title)

D. This document was drafted by Kevin S. Crossett, Esq. (name of individual required by law)



                     AMENDMENT TO ARTICLES OF INCORPORATION
                 ADOPTED BY BOARD OF DIRECTORS ON JUNE 21, 1991
                     AND BY SHAREHOLDERS ON AUGUST 29, 1991
                     --------------------------------------


     RESOLVED, that the Articles of Incorporation of the Company shall be amended by striking out Article V in its entirety and inserting in lieu thereof the following:

                                   ARTICLE V
                                   ---------


     A. The aggregate number of shares which the Corporation shall have authority to issue is Seven Billion, Seven Hundred Fifty Million (7,750,000,000) shares of Common Stock, consisting of one class only with a par value of $.0001 per share and designated as "Common Stock." The Common Stock shall be divided into ten (10) series designated as series A, B, C, D, E, F, G, H, I and J, respectively. Each of the foregoing Series shall consist of the number of shares set forth next to its designation in the table below:

  Series                       Shares
  ------                       ------

     A                     1,500,000,000
     B                     1,000,000,000
     C                     1,000,000,000
     D                        50,000,000
     E                        50,000,000
     F                        50,000,000
     G                        50,000,000
     H                        50,000,000
     I                     2,500,000,000
     J                     1,000,000,000

     The Board of Directors may from time to time create one or more additional series of shares of Common Stock and determine the numbers of shares of such series and the designations, preferences, limitations and relative rights thereof, and may amend these Articles of Incorporation to provide for such additional series, without shareholder action, to the extent permitted by the Wisconsin Business Corporation Law. The Board of Directors may also, without shareholder action, amend these Articles of Incorporation to alter or revoke any preferences, limitations or relative rights of a series created by the Board of Directors provided shares of such series have not been issued.

     B. Shares of Series A, B, C, D, E, F, G, H, I and J Common Stock of the Corporation shall have the following preferences, limitations and relative rights:

       (1)  DEFINITION. For purposes of this Section (B) of Article V, Series
A, B, C, D, E, F, G, H, I and J Common Stock of the Corporation shall be defined individually and collectively as a "Series."

       (2) ASSETS BELONGING TO A SERIES. Consideration that is received by the Corporation for the issue or sale of shares of any Series of the Corporation's Common Stock (a) shall not be commingled with the consideration that is received by the Corporation for the issue or sale of shares of any other Series of Common Stock; and (b) together with all assets in which such consideration is invested and reinvested, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any such funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation not belonging to a particular Series of Common Stock of the Corporation which the Board of Directors may, in their sole discretion, allocate to a Series, shall irrevocably belong to the Series of the Corporation's Common Stock with respect to which such assets, payments or funds were received or allocated for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Corporation. Such assets and the income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form, are herein referred to as "assets belonging to" such Series. Shareholders shall have no right, title or interest in or to the assets belonging to any Series of Common Stock with a different alphabetical designation.

       (3) LIABILITIES BELONGING TO A SERIES. The assets belonging to any Series of the Corporation's Common Stock shall be charged with the direct liabilities in respect of such Series and shall also be charged with such Series' proportionate share of the general liabilities of the Corporation as determined by comparing the assets belonging to such Series with the aggregate assets of the Corporation, provided that the Board of Directors may, in their discretion, direct that any one or more general liabilities of the Corporation be allocated to the respective Series of its Common Stock on a different basis. The liabilities so charged to a Series of Common Stock are herein referred to as "liabilities belonging to" such Series.

       (4) DIVIDENDS AND DISTRIBUTIONS. Shares of a Series of the Corporation's Common Stock shall be entitled to such dividends and distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in their sole discretion, with respect to such Series; provided, however, that such dividends and distributions shall be paid only out of the lawfully available "assets belonging to" such Series as such phrase is defined in Section (B)(2) of this Article V.

       (5) LIQUIDATION DIVIDENDS AND DISTRIBUTIONS. In the event of the liquidation or dissolution of the Corporation, the shareholders of a Series of the Corporation's Common Stock shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, but other than general assets not belonging to any particular Series, the assets belonging to such Series, and the assets so distributable to the shareholders of any Series of the Corporation's Common Stock shall be distributed among such shareholders in proportion to the number of shares of such Series of the Corporation's Common Stock held by them and recorded on the books of the Corporation. In the event that there are any general assets not belonging to any particular Series of the Corporation's Common Stock (or any other series of the Corporation's Common Stock) and available for distribution, the shareholders of any Series of Common Stock shall be entitled to receive a portion of such general assets determined by comparing the assets belonging to such Series with the aggregate assets of the Corporation; and the assets so distributable to the shareholders of such Series shall be distributed among such shareholders in proportion to the number of shares of such Series of the Corporation's Common Stock held by them and recorded on the books of the Corporation.

       (6)  VOTING RIGHTS.  Shareholders of a Series of the Corporation's
Common Stock shall be entitled to one (1) vote for each full share, and a fractional vote for each fractional share, of such Series then standing in his or her name on the books of the Corporation. On any matter submitted to a vote of shareholders all shares of a Series of the Corporation's Common Stock then issued and outstanding and entitled to vote shall be voted in the aggregate with all other shares of the Corporation's Common Stock then issued and outstanding and entitled to vote, irrespective of Series, and not as a separate Series, except (a) as otherwise required by the Wisconsin Business Corporation Law, the Investment Company Act of 1940 or the regulations thereunder, or other applicable law; or (b) when the matter to be acted upon affects only the interests of shareholders of one or more particular Series of the Corporation's Common Stock (in which case only shares of the affected Series shall be entitled to vote thereon).

       (7) REDEMPTION OF SHARES. To the extent of the assets of the Corporation legally available for such redemptions, a shareholder of the Corporation shall have the right to require the Corporation to redeem his full and fractional shares of any Series of Common Stock out of the assets belonging to such Series at a redemption price established as provided below, subject to the right of the Corporation to suspend the right of redemption of shares or postpone the date of payment of such redemption price in accordance with the provisions of applicable law. The Board of Directors shall establish such rules and procedures as they deem appropriate for the redemption of shares, provided that all redemptions shall be in accordance with the Investment Company Act of 1940 and the Wisconsin Business Corporation Law. Without limiting the foregoing, the Corporation shall, to the extent permitted by applicable law, have the right at any time to redeem the shares of any Series of Common Stock owned by any holder thereof: (a) in connection with the termination of any Series of the Corporation's Common Stock as provided hereunder; (b) if the value of such shares in the account maintained by the Corporation or its transfer agent for any Series is less than One Thousand Dollars ($1,000) provided that the Corporation shall provide a shareholder with written notice at least sixty (60) days prior to effecting such a redemption of shares as a result of not satisfying such requirement; (c) to reimburse the Corporation for any loss it has sustained by reason of the failure of such shareholder to make full payment for shares of the Corporation's Common Stock purchased by such shareholder; (d) to collect any charge relating to a transaction effected for the benefit of such shareholder which is applicable to shares of the Corporation's Common Stock as provided in the prospectus relating to such shares; or (e) if the net income with respect to any Series of Common Stock should be negative or it should otherwise be appropriate to carry out the Corporation's responsibilities under the Investment Company Act of 1940, in each case subject to such further terms and conditions as the Board of Directors may from time to time establish. The redemption price of shares of any Series of the Corporation's Common Stock shall, except as otherwise provided in this subsection, be the net asset value thereof as determined by the Board of Directors from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by the Board of Directors. When the net income of any Series of Common Stock with respect to which the Board of Directors have, in their discretion, established a policy of maintaining a constant net asset value per share is negative or whenever deemed appropriate by the Board of Directors in order to carry out the Corporation's responsibilities under the Investment Company Act of 1940, the Corporation may, without payment of compensation but in consideration of the interests of the Corporation and the holders of shares of such Series in maintaining a constant net asset value per share of such Series, redeem pro rata from each holder of record of such Series on such day, such number of full and fractional shares of such Series as may be necessary to reduce the aggregate number of outstanding shares in order to permit the net asset value thereof to remain constant. Payment of the redemption price, if any, shall be made in cash by the Corporation at such time and in such manner as may be determined from time to time by the Board of Directors unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable; in such event the Corporation may make payment in the assets belonging or allocable to the Series redemption of which is being sought, the value of which shall be determined as provided herein. Any shares of a Series of the Corporation's Common Stock that are redeemed by the Corporation shall be deemed to be cancelled and returned to the status of authorized but unissued shares of the particular Series involved and, unless otherwise determined by the Board of Directors of the Corporation, may be reissued from time to time in the same manner and to the same extent as other authorized, unissued shares of the same Series.

       (8) TERMINATION OF SERIES. Without the vote of the shares of any Series of the Corporation's Common Stock then outstanding (unless otherwise required by applicable law), the Corporation may, if so determined by the Board of Directors:

          (a) Sell and convey the assets belonging to any Series of Common Stock to another trust or corporation that is a management investment company (as defined in the Investment Company Act of 1940) and is organized under the laws of any jurisdiction within the United States for consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to such Series and which may include securities issued by such trust or corporation. Following such sale and conveyance, and after making provision for the payment of any liabilities belonging to such Series of Common Stock that are not assumed by the purchaser of the assets belonging to such class, the Corporation may, at its option, redeem all outstanding shares of such Series at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by the Board of Directors. Notwithstanding any other provision of these Articles of Incorporation to the contrary, the redemption price may be paid in cash or by distribution of the securities or other consideration received by the Corporation for the assets belonging to such Series of Common Stock upon such conditions as the Board of Directors deem, in their sole discretion, to be appropriate and consistent with applicable law and these Articles of Incorporation;

          (b) Sell and convert the assets belonging to a Series of Common Stock into money and, after making provision for the payment of all obligations, taxes and other liabilities, accrued or contingent, belonging to such Series, the Corporation may, at its option (i) redeem all outstanding shares of such Series at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by the Board of Directors upon such conditions as the Board of Directors deem, in their sole discretion, to be appropriate and consistent with applicable law and these Articles of
     Incorporation; or combine the assets belonging to such Series following such sale and conversion with the assets belonging to any one or more other Series of Common Stock of the Corporation pursuant to and in accordance with Section (B)(8)(c) of this Article V; or

          (c) Combine the assets belonging to a Series of Common Stock with the assets belonging to any one or more other Series of Common Stock of the Corporation if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any Series of Common Stock of the Corporation participating in such combination. In connection with any such combination of assets the shares of any Series of Common Stock then outstanding may, if so determined by the Board of Directors, be converted into shares of any other Series of Common Stock of the Corporation with respect to which conversion is permitted by applicable law, or may be redeemed, at the option of the Corporation, at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, or conversion cost, if any, as may be fixed by the Board of Directors upon such conditions as the Board of Directors deem, in their sole discretion, to be appropriate and consistent with applicable law and these Articles of Incorporation. Notwithstanding any other provision of these Articles of Incorporation to the contrary, any redemption price, or part thereof, paid pursuant to this Section (B)(8)(c) may be paid in shares of one or more other Series of Common Stock of the Corporation participating in such combination.

       (9) NO PREEMPTIVE RIGHTS. No holder of shares of any Series of the Corporation's Common Stock shall, as such holder, have any preemptive or other right to purchase, subscribe for or otherwise acquire any shares of any Series of Common Stock of the Corporation, or any securities of the Corporation convertible into such shares or carrying a right to subscribe to or acquire such shares (whether such shares or securities are now or hereafter authorized or are acquired by the Corporation after the issuance thereof), other than such right, if any, as the Board of Directors, in their discretion, may determine.

Upon the effectiveness of this amendment to Article V:

       (1) Each of the heretofore existing classes designated as Classes A-1, A-2, B-1, B-2, C, D, E, F, G, H, I and J Common Stock shall be reclassified as Series of Common Stock and designated as set forth below, and each share or fraction thereof of each such heretofore existing class shall be converted into a share or fraction thereof of the respective Series:

            Class               Series
            -----               ------

           A-1, A-2               A
           B-1, B-2               B
              C                   C
              D                   D
              E                   E
              F                   F
              G                   G
              H                   H
              I                   I
              J                   J

          (2) Each of the heretofore existing classes designated as Classes K, L, M and N Common Stock shall be reclassified into and become a part of the single class of Common Stock.

          (3) All assets and liabilities heretofore belonging to commingled classes with the same alphabetical designation (Classes A-1 and A-2; Classes B-1 and B-2) shall belong to Series with the same alphabetical designation (Series A; Series B, respectively), and all assets and liabilities belonging to uncommingled classes (Classes C, D, E, F, G, H, I and J) shall belong to Series with the same alphabetical designation (Series C, D, E, F, G, H, I and J, respectively).


                                               AMENDMENT TO ARTICLES OF INCORPORATION
                                           ADOPTED BY BOARD OF DIRECTORS ON JUNE 21, 1991
                                               AND BY SHAREHOLDERS ON AUGUST 29, 1991

                                                         State of Wisconsin
                                                        Portico Funds, Inc.
                                                             Attachment

                                                                                               VOTE ON ADOPTION OF AMENDMENT
                                                          Total "Affirmative"
         Number of Shares                                   Number of Votes
          Outstanding and             Number of              Required For                Number of                Number of
             Entitled               Shares Voting             Adoption of              "Affirmative"              "Negative"
Class<F105>   to Vote                 at Meeting               Amendment                Votes Cast                Votes Cast
-----         -------                 ----------               ---------                ----------                ----------

A        640,201,674.280           406,953,112.727          272,658,585.527          387,462,922.787           12,974,794.500
B         26,193,201.610            14,535,628.940            9,738,871.390           13,178,061.100              593,032.580
C        188,035,332.230           105,887,996.870           70,944,957.903          105,219,588.350              470,429.110
D          4,278,368.113             3,059,483.256            2,049,853.781            2,961,409.281               27,818.672
E          4,657,498.590             3,240,105.546            2,170,870.716            3,054,087.774              118,016.409
F          2,849,560.427             2,098,416.654            1,405,939.158            2,029,673.705               14,960.091
G          2,610,829.027             1,814,673.458            1,215,831.217            1,781,154.710                8,867.720
H          1,742,522.535             1,590,177.684              871,261.268            1,547,329.275                4,986.477
I        190,557,989.050           117,449,413.050           78,691,106.744          107,418,393.660            1,836,691.500
J         34,628,928.450            18,918,659.460           12,675,501.838           18,318,513.460              509,360.400

<F105>Portico Funds, Inc. only issues common stock.


                                                                  Exhibit (1)(e)

                  *** FOR USE ON AND AFTER JANUARY 1, 1991 ***

                             ARTICLES OF AMENDMENT
                               Stock (for profit)

A. Name of Corporation: Portico Funds, Inc. (Prior to any change effected by this amendment)
     Text of Amendment:
          See Attached.

B.   Amendment(s) to the articles of incorporation adopted on December 13, 1991
(date)

     Indicate the method of adoption by checking the appropriate choice below:

     (X) By the Board of Directors (In accordance with sec. 180.1002 Wis.
         Stats.)

OR

     ( ) By the Board of Directors and Shareholders (In accordance with sec.
         180.1003, Wis. Stats.)

OR

     ( ) By Incorporators or Board of Directors, before issuance of shares (In accordance with sec. 180.1005, Wis. Stats.)

Executed on behalf of the corporation on    August 3, 1992  (date)

                               /s/ W. Bruce McConnel, III  (signature)
                               W. Bruce McConnel, III  (printed name)
                               Secretary  (title)

D. This document was drafted by Jeffrey A. Dalke (name of individual required by law)

Jeffrey A. Dalke, Esq.          Please indicate where you would
DRINKER BIDDLE & REATH          like the acknowledgement copy
1100 PNB Building               of the filed document sent.
Broad and Chestnut Streets      Please include complete
Philadelphia, PA  19107         name and mailing address.

Your phone number during the day: (215) 988-2607

INSTRUCTIONS (Ref. Sec. 180.1006 Wis. Stats. for document content)

     Submit one original and one exact copy to Secretary of State, P.O. Box 7846, Madison, Wisconsin, 53707-7846. The original must include an original manual signature (sec. 180.0120(3)(c), Wis. Stats.)

A. State the name of the corporation (before any changes effected by this amendment) and the text of the amendment(s).
     If an amendment provides for an exchange, reclassification or cancellation of issued shares, state the provisions for implementing the amendment if not contained in the amendment itself.

B. Enter the date of adoption of the amendment(s). If there is more than one amendment, identify the date of adoption of each. Mark one of the three choices to indicate the method of adoption of the amendment(s).

     By BOARD OF DIRECTORS - Refer to sec. 180.1002 Wis. Stats. for specific information on the character of amendments that may be adopted by the Board of Directors without shareholder action.

     By BOARD OF DIRECTORS AND SHAREHOLDERS - Amendments proposed by the Board of Directors and adopted by shareholder approval. Voting requirements differ with circumstances and provisions in the articles of incorporation. See sec.
180.1003 Wis. Stats. for specific information.

     By INCORPORATORS or BOARD OF DIRECTORS - Before issuance of Shares - See Sec. 180.1005 Wis. Stats. for conditions attached to the adoption of an amendment by a vote or consent of less than 2/3rds of the shares subscribed for.

C. Enter the date of execution and the name and title of the person signing the document. The document must be signed by one of the following: An officer (or incorporator if directors have not been elected) of the corporation or the fiduciary if the corporation is in the hands of a receiver, trustee, or other court appointed fiduciary. At least one copy must bear an original manual signature.

D. If the document is executed in Wisconsin, sec, 14.38(14) Wis. Stats. provides that it shall not be filed unless the name of the drafter (either an individual or a governmental agency) is printed in a legible manner.

FILING
------

     Submit the document with a minimum filing fee of $40.00, payable to SECRETARY OF STATE. If the amendment causes an increase in the number of authorized shares, provide an additional fee of 1 cent for each new authorized share. When the document has been filed, an acknowledgement copy stamped "FILED" will be sent to the address indicated above.


                     AMENDMENT TO ARTICLES OF INCORPORATION
               ADOPTED BY BOARD OF DIRECTORS ON DECEMBER 13, 1991
             PURSUANT TO SECTION 180.0602 OF THE WISCONSIN STATUTES

         (a)   The name of the Company is Portico Funds, Inc.

 (b) and (c)   The text of the Amendment which determines the
               terms of the Company's Series K Common Stock and the number of shares thereof is as follows:
                  RESOLVED, that pursuant to Article V of the Articles of
               Incorporation of the Company, Fifty Million authorized, unissued and unclassified shares of Common Stock of the Company be, and hereby are, divided into and classified as Series K Common Stock, with all of the preferences, limitations and relative rights set forth in Article V. B. of said Articles of Incorporation.

          (d) No shares of Series K Common Stock have been issued. The Company has previously attempted to issue shares of Series K Common Stock; however, these shares cannot be issued, in accordance with
               Section 180.0602, until the filing of this Amendment.

          (e)  The Amendment was adopted on December 13, 1991.

          (f) The Amendment was unanimously adopted by the Board of Directors and shareholder action was not required.




                                                                  Exhibit (1)(f)

                     *** FOR USE AFTER JANUARY 1, 1991 ***
                             ARTICLES OF AMENDMENT
                               Stock (for Profit)

A. Name of Corporation: Portico Funds, Inc. (Prior to any change effected by this amendment)
     Text of Amendment:
          See Attached.

B.   Amendment(s) to the articles of incorporation adopted on June 26, 1992
(date)

     Indicate the method of adoption by checking the appropriate choice below:

     (X)  By the Board of Directors (In accordance with sec.
          180.1002, Wisc. Stats.)
OR

     ( ) By the Board of Directors and Shareholders (in accordance with sec. 180.1003, Wis. Stats.)

OR

     ( ) By Incorporators or Board of Directors, before issuance of shares (In accordance with sec. 180.1005, Wis. Stats.)

C.   Executed on behalf of the corporation on October 12, 1992 (date)

                               /s/W. Bruce McConnel, III  (Signature)
                               W. Bruce McConnel, III  (printed name)
                               Secretary  (title)

D. This document was drafted by Jeffrey A. Dalke (name of individual required by law)


                     AMENDMENT TO ARTICLES OF INCORPORATION
                 ADOPTED BY BOARD OF DIRECTORS ON JUNE 26, 1992
             PURSUANT TO SECTION 180.0602 OF THE WISCONSIN STATUTES

         (a)   The name of the Company is Portico Funds, Inc.

 (b) and (c)   The text of the Amendment which determines the terms of the
               Company's Series L Common Stock and Series M Common Stock, and the number of shares thereof is as follows:

                    RESOLVED, that pursuant to Article V of the Articles of
               Incorporation of the Company, Fifty Million authorized, unissued and unclassified shares of Common Stock of the Company be, and hereby are, divided into and classified as Series L Common Stock, with all of the preferences, limitations and relative rights set forth in Article V. B. of said Articles of Incorporation;

                    FURTHER RESOLVED, that pursuant to Article V of the Articles of Incorporation of the Company, Fifty Million authorized, unissued and unclassified shares of Common Stock of the Company be, and hereby are, divided into and classified as Series M Common Stock, with all of the preferences, limitations and relative rights set forth in Article V. B. of said Articles of Incorporation.

         (d) No shares of the Company's Series L Common Stock or Series M Common Stock have been issued.

         (e)   The Amendment was adopted on June 26, 1992.

         (f) The Amendment was unanimously adopted by the Board of Directors and shareholder action was not required.


ARTICLES OF AMENDMENT Stock(for profit)

Jeffrey A. Dalke, Esq.           Please indicate where you
DRINKER BIDDLE & REATH           would like the acknowledgement
1100 PNB Building                copy of the filed document
Broad and Chestnut Streets       sent.  Please include complete Philadelphia,
Pa. 19107                        name and mailing address.

Your phone number during the day:  (215) 988-2607

INSTRUCTIONS  (Ref. sec. 180.1006 Wis. Stats. for document content)
   Submit one original and one exact copy to Secretary of State, P.O. Box 7846, Madison, Wisconsin, 53707-7846. The original must include an original manual signature (sec. 180.0120(3)(c), Wis. Stats.)

A. State the name of the corporation (before any changes effected by this amendment) and the text of the amendment(s).

   If an amendment provides for an exchange, reclassification or cancellation of issued shares, state the provisions for implementing the amendment if not contained in the amendment itself.

B. Enter the date of adoption of the amendment(s). If there is more than one amendment, identify the date of adoption of each. Mark one of the three choices to indicate the method of adoption of the amendment(s).

   By BOARD OF DIRECTORS - Refer to sec. 180.1002 Wis. Stats. for specific information on the character of amendments that may be adopted by the Board of Directors without shareholder action.

   By BOARD OF DIRECTORS AND SHAREHOLDERS - Amendments proposed by the Board of Directors and adopted by shareholder approval. Voting requirements differ with circumstances and provisions in the articles of incorporation. See sec. 18.1003 Wis. Stats. for specific information.

   By INCORPORATORS or BOARD OF DIRECTORS - Before issuance of shares - See sec.180.1005 Wis. Stats for conditions attached to the adoption of an amendment approved by a vote or consent of less than 2/3rds of the shares subscribed for.

C. Enter the date of execution and the name and title of the person signing the document. The document must be signed by one of the following: An officer (or incorporator if directors have not been elected) of the corporation or the fiduciary if the corporation is in the hands of a receiver, trustee, or other court appointed fiduciary. At least one copy must bear an original manual signature.

D. If the document is executed in Wisconsin, Sec. 14.38(14) Wis. Stats. provides that it shall not be filed unless the name of the drafter (either an individual or a governmental agency) is printed in a legible manner.

FILING FEES
-----------

     Submit the document with a minimum filing fee of $40.00, payable to SECRETARY OF STATE. If the amendment causes an increase in the number of authorized shares, provide an additional fee of 1 cent for each new authorized share. When the document has been filed, an acknowledgement copy stamped "FILED" will be sent to the address indicated above.





                                                                  Exhibit (1)(g)

                  *** FOR USE ON AND AFTER JANUARY 1, 1991 ***

Form 4
Secretary of State
WISCONSIN
11/90

                             ARTICLES OF AMENDMENT
                               Stock (for profit)

A. Name of Corporation: Portico Funds. Inc. (prior to any change effected by this amendment)
     Text of Amendment:
          See Attached.
B.   Amendment(s) to the articles of incorporation adopted on December 10, 1992
(date)
     Indicate the method of adoption by checking the appropriate choice below:

 (X)  By the Board of Directors (In accordance with sec. 180.1002, Wis. Stats.)

OR

     ( ) By the Board of Directors and Shareholders (In accordance with sec. 180.1003, Wis. Stats.)

OR

     ( ) By Incorporators or Board of Directors, before issuance of shares (In accordance with sec. 180.1003, Wis. Stats.)

C. Executed on behalf of the corporation on January 21, 1993  (date)

                          /s/ W. Bruce McConnel, III  (signature)
                          W. Bruce McConnel, III  (printed name)
                          Secretary  (title)

D. This document was drafted by Debra J. Kertzman, Esquire (name of individual required by law)

SEE REVERSE (for Instructions, Suggestions, Filing Fees and Procedures.)


                     AMENDMENT TO ARTICLES OF INCORPORATION
               ADOPTED BY BOARD OF DIRECTORS ON DECEMBER 10, 1992
             PURSUANT TO SECTION 180.0602 OF THE WISCONSIN STATUTES

       (a)   The name of the Company is Portico Funds, Inc.

(b) and (c)  The text of the Amendment which determines the terms of the
             Company's Series N Common Stock, and the number of shares thereof is as follows:

                 RESOLVED, that pursuant to Article V of the Articles of
             Incorporation of the Company, Fifty Million authorized, unissued and unclassified shares of Common Stock of the Company be, and hereby are, divided into and classified as Series N Common Stock, with all of the preferences, limitations and relative rights set forth in Article V. B. of said Articles of Incorporation.

       (d)   No shares of the Company's Series N Common Stock have been issued.

       (e)   The Amendment was adopted on December 10, 1992.

       (f) The Amendment was unanimously adopted by the Board of Directors and shareholder action was not required.


ARTICLES OF AMENDMENT Stock(for profit)

Debra J. Kertzman, Esq.                 Please indicate where you
DRINKER BIDDLE & REATH                  would like the
1100 PNB Building                       acknowledgement copy of
Broad and Chestnut Streets              the filed document sent.
Philadelphia, PA 19107                  Please include complete
                                        name and mailing address.

Your phone number during the day:  (215) 988-2604

INSTRUCTIONS  (Ref. sec. 180.1006 Wis. Stats. for document content)
     Submit one original and one exact copy to Secretary of State, P.O. Box 7846, Madison, Wisconsin, 53707-7846. The original must include an original manual signature (sec. 180.0120(3)(c), Wis. Stats.)

A. State the name of the corporation (before any changes effected by this amendment) and the text of the amendment(s).

     If an amendment provides for an exchange, reclassification or cancellation of issued shares, state the provisions for implementing the amendment if not contained in the amendment itself.

B. Enter the date of adoption of the amendment(s). If there is more than one amendment, identify the date of adoption of each. Mark one of the three choices to indicate the method of adoption of the amendment(s).

     By BOARD OF DIRECTORS - Refer to sec. 180.1002 Wis. Stats. for specific information on the character of amendments that may be adopted by the Board of Directors without shareholder action.

     By BOARD OF DIRECTORS AND SHAREHOLDERS - Amendments proposed by the Board of Directors and adopted by shareholders approval. Voting requirements differ with circumstances and provisions in the articles of incorporation. See sec.
180.1003 Wis. Stats. for specific information.

     By INCORPORATORS or BOARD OF DIRECTORS - Before issuance of shares - See sec. 180.1005 Wis. Stats. for conditions attached to the adoption of an amendment approved by a vote or consent of less than 2/3rds of the shares subscribed for.

C. Enter the date of execution and the name and title of the person signing the document. The document must be signed by one of the following: An officer (or incorporator if directors have not been elected) of the corporation or the fiduciary if the corporation is in the hands of a receiver, trustee, or other court appointed fiduciary. At least one copy must bear an original manual signature.

D. If the document is executed in Wisconsin, sec. 14.38(14) Wis. Stats. provides that it shall not be filed unless the name of the drafter (either an individual or a governmental agency) is printed in a legible manner.

FILING FEES
-----------

     Submit the document with a minimum filing fee of $40.00, payable to SECRETARY OF STATE. If the amendment causes an increase in the number of authorized shares, provide an additional fee of 1 cent for each new authorized share. When the document has been filed, an acknowledgement copy stamped "FILED" will be sent to the address indicated above.




                                                                  Exhibit (1)(h)

                   ***FOR USE ON AND AFTER JANUARY 1, 1991***

                             ARTICLES OF AMENDMENT
                               Stock (for profit)

A. Name of Corporation: Portico Funds, Inc. (prior to any change effected by this amendment)
     Text of Amendment:
               See Attached.

B.   Amendment(s) to the articles of incorporation adopted on December 22, 1993
(date)

     Indicate the method of adoption by checking the appropriate choice below:

     (X)  By the Board of Directors (In accordance with sec. 180.1002, Wis.
          Stats.)

OR

     ( ) By the Board of Directors and Shareholders (In accordance with sec. 180.1003, Wis. Stats.)

OR

     ( ) By Incorporators or Board of Directors, before issuance of shares (In accordance with sec. 180.1005, Wis. Stats.)

C.   Executed on behalf of the corporation on  February 4, 1994 (date)

                              /s/ W. Bruce McConnel,III (signature)
                              W. Bruce McConnel,III (printed name)
                              Secretary  (title)

D. This document was drafted by Kenneth L. Greenberg, Esquire (name of individual required by law)

SEE REVERSE for Instructions, Suggestions, Filing Fees and Procedures.



                     AMENDMENT TO ARTICLES OF INCORPORATION
               ADOPTED BY BOARD OF DIRECTORS ON DECEMBER 22, 1993
             PURSUANT TO SECTION 180.0602 OF THE WISCONSIN STATUTES

        (a)  The name of the Company is Portico Funds, Inc.

(b) and (c)  The text of the Amendment which determines the terms of the
             Company's Series O Common Stock, and the number of shares thereof is as follows:
                 RESOLVED, that pursuant to Article V of the Articles of
             Incorporation of the Company, Fifty Million authorized, unissued and unclassified shares of Common Stock of the Company be, and hereby are, divided into and classified as Series O Common Stock, with all of the preferences, limitations and relative rights set forth in Article V.B. of said Articles of Incorporation.

        (d)  No shares of the Company's Series O Common Stock have been issued.

        (e)  The Amendment was adopted on December 22, 1993.

        (f) The Amendment was unanimously adopted by the Board of Directors and shareholder action was not required.



ARTICLES OF AMENDMENT Stock(for profit)

Kenneth L. Greenberg, Esquire   Please indicate where you
DRINKER BIDDLE & REATH          would like the acknowledgement
PNB Building, 11th Floor        copy of the filed document sent.
1345 Chestnut Street            Please include complete name and
Philadelphia, PA  19107         mailing address.

Your phone number during the day:  (215) 988-1152

INSTRUCTIONS (Ref. sec. 180.1006 Wis. Stats. for document content)

     Submit one original and one exact copy to Secretary of State, P.O. Box 7846, Madison, Wisconsin, 53707-7846. The original must include an original manual signature (sec. 180.0120(3)(c), Wis. Stats.)

A. State the name of the corporation (before any changes effected by this amendment) and the text of the amendment(s).
     If an amendment provides for an exchange, reclassification or cancellation of issued shares, state the provisions for implementing the amendment if not contained in the amendment itself.

B. Enter the date of adoption of the amendment(s). If there is more than one amendment, identify the date of adoption of each. Mark one of the three choices to indicate the method of adoption of the amendment(s).
     By BOARD OF DIRECTORS - Refer to sec. 180.1002 Wis. Stats. for specific information on the character of amendments that may be adopted by the Board of Directors without shareholder action.
     By BOARD OF DIRECTORS AND SHAREHOLDERS - Amendments proposed by the Board of Directors and adopted by shareholder approval. Voting requirements differ with circumstances and provisions in the articles of incorporation. See sec.
180.1003 Wis. Stats. for specific information.
     By INCORPORATORS or BOARD OF DIRECTORS - Before issuance of shares - See sec. 180.1005 Wis. Stats. for conditions attached to the adoption of an amendment approved by a vote or consent of less than 2/3rds of the shares subscribed for.

C. Enter the date of execution and the name and title of the person signing the document. The document must be signed by one of the following: An officer (or incorporator if directors have not been elected) of the corporation or the fiduciary if the corporation is in the hands of a receiver, trustee, or other court appointed fiduciary. At least one copy must bear an original manual signature.

D. If the document is executed in Wisconsin, sec. 14.38(14) Wis. Stats. provides that it shall not be filed unless the name of the drafter (either an individual or a governmental agency) is printed in a legible manner.

FILING FEES
-----------
     Submit the document with a minimum filing fee of $40.00, payable to SECRETARY OF STATE. If the amendment causes an increase in the number of authorized shares, provide an additional fee of 1 cent for each new authorized share. When the document has been filed, an acknowledgement copy stamped "FILED" will be sent to the address indicated above.




                                                                  Exhibit (1)(i)

ARTICLES OF AMENDMENT Stock(for profit)
Kenneth L. Greenberg, Esquire      Please indicate where you
DRINKER BIDDLE & REATH             would like the acknowledgement
PNB Building, 11th Floor           copy of the filed document sent.
1345 Chestnut Street               Please include complete name and
Philadelphia, PA  19107            mailing address.

Your phone number during the day:  (215) 988-1152

INSTRUCTIONS (Ref. sec. 180.1006 Wis. Stats. for document content)

     Submit one original and one exact copy to Secretary of State, P.O. Box 7846, Madison, Wisconsin, 53707-7846. The original must include an original manual signature (sec. 180.0120(3)(c), Wis. Stats.)

A. State the name of the corporation (before any changes effected by this amendment) and the text of the amendment(s).
     If an amendment provides for an exchange, reclassification or cancellation of issued shares, state the provisions for implementing the amendment if not contained in the amendment itself.
B. Enter the date of adoption of the amendment(s). If there is more than one amendment, identify the date of adoption of each. Mark one of the three choices to indicate the method of adoption of the amendment(s).
     By BOARD OF DIRECTORS - Refer to sec. 180.1002 Wis. Stats. for specific information on the character of amendments that may be adopted by the Board of Directors without shareholder action.
     By BOARD OF DIRECTORS AND SHAREHOLDERS - Amendments proposed by the Board of Directors and adopted by shareholder approval. Voting requirements differ with circumstances and provisions in the articles of incorporation. See sec.
180.1003 Wis. Stats. for specific information.
     By INCORPORATORS or BOARD OF DIRECTORS - Before issuance of shares - See sec. 180.1005 Wis. Stats. for conditions attached to the adoption of an amendment approved by a vote or consent of less than 2/3rds of the shares subscribed for.

C. Enter the date of execution and the name and title of the person signing the document. The document must be signed by one of the following: An officer (or incorporator if directors have not been elected) of the corporation or the fiduciary if the corporation is in the hands of a receiver, trustee, or other court appointed fiduciary. At least one copy must bear an original manual signature.

D. If the document is executed in Wisconsin, sec. 14.38(14) Wis. Stats. provides that it shall not be filed unless the name of the drafter (either an individual or a governmental agency) is printed in a legible manner.

FILING FEES
-----------

     Submit the document with a minimum filing fee of $40.00, payable to SECRETARY OF STATE. If the amendment causes an increase in the number of authorized shares, provide an additional fee of 1 cent for each new authorized share. When the document has been filed, an acknowledgement copy stamped "FILED" will be sent to the address indicated above.



                      ARTICLES OF AMENDMENT
                        Stock (for profit)

A. Name of Corporation: Portico Funds, Inc. (prior to any change effected by this amendment)
          Text of Amendment (Refer to the existing articles of incorporation and instruction A. Determine those items to be changed and set forth below the number identifying the paragraph being changed and how the amended paragraph is to read.)
          RESOLVED, THAT, the articles of incorporation be amended as follows:
                                    SEE ATTACHED


          The effective date of these Articles of Amendment shall be January 1, 1995.

B. Amendment(s) adopted on June 10, 1994 (Directors) and November 28, 1994 (Shareholders) (date)

     Indicate the method of adoption by checking the appropriate choice below:

     ( ) In accordance with sec. 180.1002, Wis. Stats. (By the Board of
          Directors)

OR

     (X) In accordance with sec. 180.1003, Wis. Stats. (By the Board of Directors and Shareholders)

OR

     ( ) In accordance with sec. 180.1005, Wis. Stats. (By Incorporators or
          Board of Directors, before issuance of shares)

C.   Executed on behalf of the corporation on   December 19,
     1994  (date)

                              /s/ W. Bruce McConnel, III  (signature)
                              W. Bruce McConnel,III  (printed name)
                              Secretary  (officer's title)

D.   This document was drafted by   Kenneth L. Greenberg, Esquire (name of
     individual required by law)

                          FILING FEE - $40.00 OR MORE

SEE REVERSE for Instructions, Suggestions, Filing Fees and Procedures


                                               AMENDMENT TO ARTICLES OF INCORPORATION
                                           ADOPTED BY BOARD OF DIRECTORS ON JUNE 10, 1994
                                              AND BY SHAREHOLDERS ON NOVEMBER 28, 1994

                                                         State of Wisconsin
                                                        Portico Funds, Inc.
                                                             Attachment

                                                                                                  VOTE ON ADOPTION OF AMENDMENT
                                                                                                  -----------------------------

                                                          Total "Affirmative"
         Number of Shares                                   Number of Votes
          Outstanding and             Number of              Required For                Number of                Number of
             Entitled               Shares Voting             Adoption of              "Affirmative"              "Negative"
Class<F106>   to Vote                 at Meeting               Amendment                Votes Cast                Votes Cast
-----         -------                 ----------               ---------                ----------                ----------

         163,560,563.750            92,638,784.530           46,319,392.266           86,288,778.770            3,630,438.980
          74,797,747.180            51,519,891.640           25,759,945.830           44,651,983.320              846,935.790
         196,779,462.640           109,382,559.590           54,691,279.796          107,328,204.550              713,358.930
           7,165,341.474             6,003,091.133            3,001,545.567            5,899,975.762               54,450.907
          12,447,527.135             7,625,748.266            3,812,874.134            7,346,966.530              106,134.189
          11,847,631.717             9,526,524.276            4,763,262.139            9,335,174.570              112,209.383
           9,838,186.633             8,375,554.559            4,187,777.280            8,325,035.807               40,806.292
           3,178,527.104             2,664,817.311            1,332,408.656            2,635,390.648               22,095.457
         681,213,202.920           381,255,082.650          190,627,541.326          379,030,027.140            1,467,903.400
          50,214,331.680            36,314,114.350           18,157,057.176           35,272,207.830            1,009,430.140
           4,160,034.723             3,483,742.625            1,741,871.313            3,440,441.578               25,073.667
           5,208,459.373             4,276,708.261            2,138,354.131            4,206,218.962               56,051.598
           8,685,601.896             8,096,200.898            4,048,100.450            8,051,089.809               38,604.016
           2,743,811.787             1,792,168.544              896,084.273            1,684,586.151               82,246.396
             954,088.941               924,767.842              462,383.922              923,327.434                  846.876


<F106> Portico Funds, Inc. only issues common stock.

                     AMENDMENT TO ARTICLES OF INCORPORATION
                 ADOPTED BY BOARD OF DIRECTORS ON JUNE 10, 1994
                    AND BY SHAREHOLDERS ON NOVEMBER 28, 1994
                    ----------------------------------------

       RESOLVED, that the Articles of Incorporation of the Company shall be amended by striking out Article V in its entirety and inserting in lieu thereof the following:

                                   ARTICLE V
                                   ---------

   A. The aggregate number of shares which the Corporation shall have authority to issue is one-hundred and fifty billion (150,000,000,000) shares of Common Stock, which shall be divided into thirty (30) classes designated as Classes 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20,
21, 22, 23, 24, 25, 26, 27, 28, 29 and 30, respectively (each, a "Class" and collectively, the "Classes") and shall be designated as "Common Stock." The par value of the shares of each of the Corporation's Classes of Common Stock shall be $.0001 per share. Each of Classes 1, 2, 3, 4 and 5 shall consist of twenty billion (20,000,000,000) shares and each of Classes 6, 7, 8, 9, 10, 11, 12, 13,
14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29 and 30 shall consist of two billion (2,000,000,000) shares. The Common Stock of the following Classes shall initially be divided into two series designated as Institutional Series and Series A (each, a "Series") and shall consist of the number of shares set forth next to its designation in the table below:

          Class and Series               Shares
          ----------------               ------

          1-Institutional            5,000,000,000
          1-A                        5,000,000,000
          2-Institutional            5,000,000,000
          2-A                        5,000,000,000
          3-Institutional            5,000,000,000
          3-A                        5,000,000,000
          4-Institutional            5,000,000,000
          4-A                        5,000,000,000
          5-Institutional            5,000,000,000
          5-A                        5,000,000,000
          6-Institutional              500,000,000
          6-A                          500,000,000
          7-Institutional              500,000,000
          7-A                          500,000,000
          8-Institutional              500,000,000
          8-A                          500,000,000
          9-Institutional              500,000,000
          9-A                          500,000,000
          10-Institutional             500,000,000
          10-A                         500,000,000
          11-Institutional             500,000,000
          11-A                         500,000,000
          12-Institutional             500,000,000
          12-A                         500,000,000
          13-Institutional             500,000,000
          13-A                         500,000,000
          14-Institutional             500,000,000
          14-A                         500,000,000
          15-Institutional             500,000,000
          15-A                         500,000,000

The Board of Directors may from time to time create one or more additional series of shares in any or all of its thirty (30) Classes of Common Stock and determine the number of shares of such series and the designations, preferences, limitations and relative rights thereof, and may amend these Articles of Incorporation to provide for such additional series, without shareholder action, to the extent permitted by the Wisconsin Business Corporation Law. The Board of Directors may also, without shareholder action, amend these Articles of Incorporation to alter or revoke any preferences, limitations or relative rights of any class or series provided shares of such class or series have not been issued. The initial Institutional Series and Series A created by this Amendment to the Articles of Incorporation and any series hereafter created by subsequent amendment are each referred to herein as a "Series."

   B.  Shares of Classes 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16,
17, 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29 and 30 Common Stock of the
Corporation, and shares of the Institutional Series and Series A thereof whether now or hereafter created, shall, unless altered or revoked as provided in the immediately preceding paragraph, have the following preferences, limitations and relative rights:

       (1) ASSETS BELONGING TO A CLASS. Consideration that is received by the Corporation for the issue or sale of shares of any Class of the Corporation's Common Stock (a) shall not be commingled with the consideration that is received by the Corporation for the issue or sale of shares of any other Class of Common Stock; and (b) together with all assets in which such consideration is invested and reinvested, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any such funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation not belonging to a particular Class of Common Stock of the Corporation which the Board of Directors may, in their sole discretion, allocate to a Class, shall irrevocably belong to the Class of the Corporation's Common Stock with respect to which such assets, payments or funds were received or allocated for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Corporation. Such assets and the income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form, are herein referred to as "assets belonging to" such Class. Shareholders of a Class of Common Stock of the Corporation shall have no right, title or interest in or to the assets belonging to any Class of Common Stock with a different numerical designation. Each Series of a Class of the Corporation's Common Stock shall share equally, based on relative net asset value or such other basis prescribed by the Securities and Exchange Commission, with all Series of such Class in the assets belonging to such Class.

       (2)  LIABILITIES BELONGING TO A CLASS.  The assets belonging to any
Class of the Corporation's Common Stock shall be charged with the direct liabilities in respect of such Class and shall also be charged with such Class's proportionate share of the general liabilities of the Corporation as determined by comparing the assets belonging to such Class with the aggregate assets of the Corporation, PROVIDED that the Board of Directors may, in their discretion, direct that any one or more general liabilities of the Corporation be allocated to the respective Classes of its Common Stock on a different basis. The liabilities so charged to a Class of Common Stock are herein referred to as "liabilities belonging to" such Class. Except as provided in the next sentence or otherwise required or permitted by applicable law or any rule or order of the Securities and Exchange Commission, each Series of a Class of the Corporation's Common Stock shall bear a pro rata portion, based on relative net asset value or such other method prescribed by the Securities and Exchange Commission, of the "liabilities belonging to" such Class. To the extent permitted by rule or order of the Securities and Exchange Commission, the Board of Directors may allocate all or a portion of any expenses, costs, charges and reserves to any one or more Series of the Corporation's Common Stock as follows:

       (a) A Series with respect to which agreements are entered into by or on behalf of the Corporation pursuant to which institutions agree to provide distribution, administrative or other services with respect to beneficial owners of shares of that Series but not with respect to beneficial owners of shares of other Series of the same Class shall bear the expenses and liabilities relating to such agreements, as well as any other expenses directly attributable to such Series which the Board of Directors determine should be borne solely by such Series; and

       (b) A Series shall not be required to bear the expenses and liabilities relating to any agreement described in clause (a) above pursuant to which an institution agrees to provide services with respect to beneficial owners of shares of other Series of the same Class but not to beneficial owners of shares of that Series, or any other expenses directly attributable to one or more other Series of shares which the Board of Directors determine should be borne solely by such other Series.

       (3) DIVIDENDS AND DISTRIBUTIONS. Shares of each Series of a Class of the Corporation's Common Stock shall be entitled to such dividends and distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in their sole discretion, with respect to such Series; provided, however, that such dividends and distributions shall be paid only out of the lawfully available "assets belonging to" the Class of which such Series is part as such phrase is defined in Section (B)(1) of this Article V.

       (4) LIQUIDATION DIVIDENDS AND DISTRIBUTIONS. In the event of the liquidation or dissolution of the Corporation, the shareholders of each Series of a Class of the Corporation's Common Stock shall be entitled to receive, as a Series, out of the assets of the Corporation available for distribution to shareholders, but other than general assets not belonging to any particular Class of Common Stock, the excess of the assets belonging to such Class of Common Stock that are allocated to such Series in accordance with Section (B)(1) of this Article V over the liabilities belonging to that Class that are allocated to that Series in accordance with Section (B)(2) of this Article V, and the assets so distributable to the shareholders of any particular Series shall be distributed among such shareholders in proportion to the number of shares of such Series held by them and recorded on the books of the Corporation. In the event that there are any general assets not belonging to any particular Class of the Corporation's Common Stock and available for distribution, the shareholders of a Class of Common Stock shall be entitled to receive a portion of such general assets determined by comparing the assets belonging to such Class with the aggregate assets of the Corporation; the shareholders of each Series of such Class shall be entitled to receive, as a Series, the portion of such assets that are allocated such Series in accordance with Section (B)(1) of this Article V; and the assets so distributable to the shareholders of any particular Series shall be distributed among such shareholders in proportion to the number of shares of such Series held by them and recorded on the books of the Corporation.

       (5) VOTING RIGHTS. Shareholders of each Class of the Corporation's Common Stock shall be entitled to one (1) vote for each full share, and a fractional vote for each fractional share, of such Class then standing in his or her name on the books of the Corporation. On any matter submitted to a vote of shareholders, shares of all Classes that are then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Class except: (a) as otherwise required by applicable law or permitted by the Board of Directors, or (b) when the matter, as conclusively determined by the Board of Directors, affects only the interests of the shareholders of a particular Class or Classes (in which case only shareholders of the affected Class or Classes shall be entitled to vote thereon). Each share of a Series of a Class shall vote together in the aggregate with all other Shares of the same Class and not by Series on all matters submitted to a vote of the shareholders of the Class, except that:

       (x) on any matter that pertains to the agreements or expenses and liabilities described in subsection (B)(2)(a) of this Article V (or to any plan or other document adopted by the Corporation relating to said agreements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, only the particular Series specified therein shall be entitled to vote, except that: (i) if said matter affects shares in the Corporation other than such Series, such other affected shares in the Corporation shall also be entitled to vote, and in such case the particular Series of shares so specified shall be voted in the aggregate together with such other affected shares and not by individual Series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if said matter does not affect the particular Series of shares specified therein, said Series of shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares in the Corporation other than shares of such Series; and

       (y) on any matter that pertains to the agreements or expenses and liabilities described in subsection B(2)(b) of this Article V (or any plan or other document adopted by the Corporation relating to said agreements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, the particular Series of shares specified therein shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Directors of the Corporation, and except that if said matter affects such Series of shares, such Series of shares shall be entitled to vote, and in such case shall be voted in the aggregate together with all other shares in the Corporation voting on the matter and not by individual Series except where otherwise required by law or permitted by the Board of Directors.

       (6) REDEMPTION OF SHARES. To the extent of the assets of the Corporation legally available for such redemptions, a shareholder of the Corporation shall have the right to require the Corporation to redeem his or her full and fractional shares of any Class of Common Stock out of the assets belonging to such Class at a redemption price established as provided below, subject to the right of the Corporation to suspend the right of redemption of shares or postpone the date of payment of such redemption price in accordance with the provisions of applicable law. The Board of Directors shall establish such rules and procedures as they deem appropriate for the redemption of shares, provided that all redemptions shall be in accordance with the Investment Company Act of 1940 and the Wisconsin Business Corporation Law. Without limiting the foregoing, the Corporation shall, to the extent permitted by applicable law, have the right at any time to redeem the shares of any Class and Series of Common Stock owned by any holder thereof: (a) in connection with the termination of any Class of the Corporation's Common Stock as provided hereunder; (b) if the value of such shares in the account maintained by the Corporation or its transfer agent for any Series is less than One Thousand Dollars ($1,000) PROVIDED that the Corporation shall provide a shareholder with written notice at least sixty (60) days prior to effecting such a redemption of shares as a result of not satisfying such requirement; (c) to reimburse the Corporation for any loss it has sustained by reason of the failure of such shareholder to make full payment for shares of the Corporation's Common Stock purchased by such shareholder; (d) to collect any charge relating to a transaction effected for the benefit of such shareholder which is applicable to shares of the Corporation's Common Stock as provided in the prospectus relating to such shares; or (e) if the net income with respect to any Class or Series of Common Stock should be negative or it should otherwise be appropriate to carry out the Corporation's responsibilities under the Investment Company Act of 1940, in each case subject to such further terms and conditions as the Board of Directors may from time to time establish. The redemption price of shares of any Class or Series of the Corporation's Common Stock shall, except as otherwise provided in this section, be the net asset value thereof as determined by the Board of Directors from time to time in accordance with the provisions of applicable law and these Articles of Incorporation, less such redemption fee or other charge, if any, as may be fixed by the Board of Directors. When the net income of any Class or Series of Common Stock with respect to which the Board of Directors have, in their discretion, established a policy of maintaining a constant net asset value per share is negative or whenever deemed appropriate by the Board of Directors in order to carry out the Corporation's responsibilities under the Investment Company Act of 1940, the Corporation may, without payment of compensation but in consideration of the interests of the Corporation and the holders of shares of such Class or Series in maintaining a constant net asset value per share of such Class or Series, redeem pro rata from each holder of record of such Class or Series on such day, such number of full and fractional shares of such Class or Series as may be necessary to reduce the aggregate number of outstanding shares in order to permit the net asset value thereof to remain constant. Payment of the redemption price, if any, shall be made in cash by the Corporation at such time and in such manner as may be determined from time to time by the Board of Directors unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable; in such event the Corporation may make payment in the assets belonging or allocable to the Class redemption of which is being sought, the value of which shall be determined as provided herein. Any shares of a Class of the Corporation's Common Stock that are redeemed by the Corporation shall be deemed to be cancelled and returned to the status of authorized but unissued shares of the particular Class and Series involved and, unless otherwise determined by the Board of Directors of the Corporation, may be reissued from time to time in the same manner and to the same extent as other authorized, unissued shares of the same Class and Series.

       (7) TERMINATION OF CLASSES. Without the vote of the shares of any Class or Series of the Corporation's Common Stock then outstanding (unless otherwise required by applicable law), the Corporation may, if so determined by the Board of Directors:

       (a) Sell and convey the assets belonging to any Class of Common Stock to another trust or corporation that is a management investment company (as defined in the Investment Company Act of 1940) and is organized under the laws of any jurisdiction within the United States for consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to such Class and which may include securities issued by such trust or corporation. Following such sale and conveyance, and after making provision for the payment of any liabilities belonging to such Class of Common Stock that are not assumed by the purchaser of the assets belonging to such Class, the Corporation may, at its option, redeem all outstanding shares of such Class at their net asset value as determined by the Board of Directors in accordance with the provisions of applicable law and these Articles of Incorporation, less such redemption fee or other charge, if any, as may be fixed by the Board of Directors. Notwithstanding any other provision of these Articles of Incorporation to the contrary, the redemption price may be paid in cash or by distribution of the securities or other consideration received by the Corporation for the assets belonging to such Class of Common Stock upon such conditions as the Board of Directors deem, in their sole discretion, to be appropriate and consistent with applicable law and these Articles of Incorporation;

       (b) Sell and convert the assets belonging to a Class of Common Stock into money and, after making provision for the payment of all obligations, taxes and other liabilities, accrued or contingent, belonging to such Class, the Corporation may, at its option, (i) redeem all outstanding shares of such Class at their net asset value as determined by the Board of Directors in accordance with the provisions of applicable law and these Articles of Incorporation, less such redemption fee or other charge, if any, as may be fixed by the Board of Directors upon such conditions as the Board of Directors deem, in their sole discretion, to be appropriate and consistent with applicable law and these Articles of Incorporation; or combine the assets belonging to such Class following such sale and conversion with the assets belonging to any one or more other Classes of Common Stock of the Corporation pursuant to and in accordance with Section
     (B)(7)(c) of this Article V; or

       (c) Combine the assets belonging to a Class of Common Stock with the assets belonging to any one or more other Classes of Common Stock of the Corporation if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any Class of Common Stock of the Corporation participating in such combination. In connection with any such combination of assets, the shares of any Class of Common Stock (and any Series therein) then outstanding may, if so determined by the Board of Directors, be converted into shares of any other Class or Classes of Common Stock of the Corporation (and any Series therein) with respect to which conversion is permitted by applicable law, or may be redeemed, at the option of the Corporation, at their net asset value as determined by the Board of Directors in accordance with the provisions of applicable law and these Articles of Incorporation, less such redemption fee or other charge, or conversion cost, if any, as may be fixed by the Board of Directors upon such conditions as the Board of Directors deem, in their sole discretion, to be appropriate and consistent with applicable law and these Articles of Incorporation. Notwithstanding any other provision of these Articles of Incorporation to the contrary, any redemption price, or part thereof, paid pursuant to this Section (B)(7)(c) may be paid in shares of one or more other Class or Classes of Common Stock of the Corporation (and any one or more Series thereof) participating in such combination.

       (8) CONVERSION RIGHTS. The Board of Directors shall have the authority to provide from time to time that the holders of shares of any Series of any Class of the Corporation's Common Stock shall have the right to convert or exchange said shares for or into shares of one or more other Series of the same or another Class in accordance with such requirements and procedures as may be established from time to time by the Board of Directors.

       (9) NO PREEMPTIVE RIGHTS. No holder of shares of any Class or Series of the Corporation's Common Stock shall, as such holder, have any preemptive or other right to purchase, subscribe for or otherwise acquire any shares of any Class of Common Stock of the Corporation, or any Series thereof, or any securities of the Corporation convertible into such shares or carrying a right to subscribe to or acquire such shares (whether such shares or securities are now or hereafter authorized or are acquired by the Corporation after the issuance thereof), other than such right, if any, as the Board of Directors, in their discretion, may determine.

   C.  Upon the effectiveness of this amendment to Article V of the Articles of
Incorporation:

       (1) Each of the heretofore existing Series designated as Series A, B, C, D, E, F, G, H, I, J, K, L, M, N and O Common Stock shall be reclassified as Classes and Series of Common Stock and designated as set forth below, and each share or fraction thereof of each such heretofore existing Series shall be converted into a share or fraction thereof of the respective Class and Series:

       Series                 Class and Series
       ------                 ----------------

         A                           1-A
         B                           2-A
         C                           3-A
         D                           9-A
         E                          10-A
         F                           6-A
         G                           7-A
         H                           8-A
         I                           4-A
         J                           5-A
         K                          11-A
         L                          12-A
         M                          13-A
         N                          14-A
         O                          15-A

       (2) All assets and liabilities belonging to an existing Series designated as Series A, B, C, D, E, F, G, H, I, J, K, L, M, N and O Common Stock shall belong to a Class with a numerical designation set forth below:

       Series                 Class and Series
       ------                 ----------------

         A                             1
         B                             2
         C                             3
         D                             9
         E                            10
         F                             6
         G                             7
         H                             8
         I                             4
         J                             5
         K                            11
         L                            12
         M                            13
         N                            14
         O                            15



                                                                  Exhibit (1)(j)

ARTICLES OF AMENDMENT Stock(for profit)

Kenneth L. Greenberg, Esquire    Please indicate where you
DRINKER BIDDLE & REATH           would like the acknowledgement
PNB Building, 11th Floor         copy of the filed document sent.
1345 Chestnut Street             Please include complete name and
Philadelphia, PA  19107          mailing address.

Your phone number during the day:  (215) 988-1152

INSTRUCTIONS (Ref. sec. 180.1006 Wis. Stats. for document content)

     Submit one original and one exact copy to Secretary of State, P.O. Box 7846, Madison, Wisconsin, 53707-7846. The original must include an original manual signature (sec. 180.0120(3)(c), Wis. Stats.)

A. State the name of the corporation (before any changes effected by this amendment) and the text of the amendment(s).

     If an amendment provides for an exchange, reclassification or cancellation of issued shares, state the provisions for implementing the amendment if not contained in the amendment itself.

B. Enter the date of adoption of the amendment(s). If there is more than one amendment, identify the date of adoption of each. Mark one of the three choices to indicate the method of adoption of the amendment(s).

     By BOARD OF DIRECTORS - Refer to sec. 180.1002 Wis. Stats. for specific information on the character of amendments that may be adopted by the Board of Directors without shareholder action.

     By BOARD OF DIRECTORS AND SHAREHOLDERS - Amendments proposed by the Board of Directors and adopted by shareholder approval. Voting requirements differ with circumstances and provisions in the articles of incorporation. See sec.
180.1003 Wis. Stats. for specific information.

     By INCORPORATORS or BOARD OF DIRECTORS - Before issuance of shares - See sec. 180.1005 Wis. Stats. for conditions attached to the adoption of an amendment approved by a vote or consent of less than 2/3rds of the shares subscribed for.

C. Enter the date of execution and the name and title of the person signing the document. The document must be signed by one of the following: An officer (or incorporator if directors have not been elected) of the corporation or the fiduciary if the corporation is in the hands of a receiver, trustee, or other court appointed fiduciary. At least one copy must bear an original manual signature.

D. If the document is executed in Wisconsin, sec. 14.38(14) Wis. Stats. provides that it shall not be filed unless the name of the drafter (either an individual or a governmental agency) is printed in a legible manner.

FILING FEES
-----------

     Submit the document with a minimum filing fee of $40.00, payable to SECRETARY OF STATE. If the amendment causes an increase in the number of authorized shares, provide an additional fee of 1 cent for each new authorized share. When the document has been filed, an acknowledgement copy stamped "FILED" will be sent to the address indicated above.


                             ARTICLES OF AMENDMENT
                               Stock (for profit)

A. Name of Corporation: Portico Funds, Inc. (prior to any change effected by this amendment)
     Text of Amendment (Refer to the existing articles of incorporation and instruction A. Determine those items to changed and set forth below the number identifying the paragraph being changed and how the amended paragraph is to read.)

          RESOLVED, THAT, the articles of incorporation be amended as follows:
                                  SEE ATTACHED

B.   Amendment(s) adopted on April 21, 1995 (date)

     Indicate the method of adoption by checking the appropriate choice below:

     (X)  In accordance with sec. 180.1002, Wis. Stats. (By the Board of
          Directors)

OR

     ( ) In accordance with sec. 180.1003, Wis. Stats. (By the Board of Directors and Shareholders)

OR

     ( ) In accordance with sec. 180.1005, Wis. Stats. (By Incorporators or Board of Directors, before issuance of shares)

C.   Executed on behalf of the  corporation on July 12, 1995 (date)

                              /s/ W. Bruce McConnel, III  (signature)
                              W. Bruce McConnel, III  (printed name)
                              Secretary  (officer's title)

D.   This document was drafted by   Kenneth L.Greenberg, Esq.  (name of
individual required by law)

                          FILING FEE - $40.00 OR MORE

SEE REVERSE for Instructions, Suggestions, Filing Fees and Procedures



                     AMENDMENT TO ARTICLES OF INCORPORATION
                ADOPTED BY BOARD OF DIRECTORS ON APRIL 21, 1995
              PURSUANT SECTION 180.1002 OF THE WISCONSIN STATUTES.

            (a)   The name of the Company is Portico Funds, Inc.

    (b) and (c)   The text of the Amendment which determines the terms of the
                  Company's Class 16 - Institutional Series and Class 16-A
                  Series Common Stock and the number of shares thereof is as follows:

                     RESOLVED, that pursuant to Article V of the Articles of
                  Incorporation of the Company, Fifty Million authorized, unissued and unclassified shares of Class 16 Common Stock of the Company be, and hereby are, divided into and classified as Class 16 - Institutional Series and Fifty Million authorized, unissued and unclassified shares of Class 16 Common Stock of the Company be, and hereby are divided into and classified as Class 16-A Series Common Stock, with all of the preferences, limitations and relative rights set forth in
                  Article V. B. of said Articles of Incorporation.

            (d) No shares of the Company's Class 16 - Institutional Series and Class 16-A Series Common Stock have been issued.

            (e)   The Amendment was adopted on April 21, 1995.

            (f) The Amendment was unanimously adopted by the Board of Directors and shareholder action was not required.



                                                                  Exhibit (1)(k)

ARTICLES OF AMENDMENT Stock(for profit)

Kenneth L. Greenberg, Esquire      Please indicate where you
DRINKER BIDDLE & REATH             would like the acknowledgement
PNB Building, 11th Floor           copy of the filed document sent.
1345 Chestnut Street               Please include complete name and
Philadelphia, PA  19107            mailing address.


Your phone number during the day:  (215) 988-1152

INSTRUCTIONS (Ref. sec. 180.1006 Wis. Stats. for document content)

     Submit one original and one exact copy to Secretary of State, P.O. Box 7846, Madison, Wisconsin, 53707-7846. (If sent by Express or Priority U.S. mail, address to 30 W. Mifflin Street, 9th Floor, Madison, WI 53703). The original must include an original manual signature (sec. 180.0120(3)(c), Wis. Stats). If you have any additional questions, please call the Corporations Division at 608-266-3590.

A. State the name of the corporation (before any changes effected by this amendment) and the text of the amendment(s). The text should recite the resolution adopted (e.g.) "RESOLVED, THAT, Article 1 of the Articles of
Incorporation is hereby amended to read as follows.... etc.").
     If an amendment provides for an exchange, reclassification or cancellation of issued shares, state the provisions for implementing the amendment if not contained in the amendment itself.

B. Enter the date of adoption of the amendment(s). If there is more than one amendment, identify the date of adoption of each. Mark one of the three choices to indicate the method of adoption of the amendment(s).
     By BOARD OF DIRECTORS - Refer to sec. 180.1002 Wis. Stats. for specific information on the character of amendments that may be adopted by the Board of Directors without shareholder action.
     By BOARD OF DIRECTORS AND SHAREHOLDERS - Amendments proposed by the Board of Directors and adopted by shareholder approval. Voting requirements differ with circumstances and provisions in the articles of incorporation. See sec.
180.1003 Wis. Stats. for specific information.
     By INCORPORATORS or BOARD OF DIRECTORS - Before issuance of shares - See sec. 180.1005 Wis. Stats. for conditions attached to the adoption of an amendment approved by a vote or consent of less than 2/3rds of the shares subscribed for.

C. Enter the date of execution and the name and title of the person signing the document. The document must be signed by one of the following: An officer (or incorporator if directors have not been elected) of the corporation or the fiduciary if the corporation is in the hands of a receiver, trustee, or other court appointed fiduciary. At least one copy must bear an original manual signature.
D. If the document is executed in Wisconsin, sec. 14.38(14) Wis. Stats. provides that it shall not be filed unless the name of the drafter (either an individual or a governmental agency) is printed in a legible manner. If document is NOT drafted in Wisconsin, please so state.

FILING FEES
-----------

     Submit the document with a minimum filing fee of $40.00, payable to SECRETARY OF STATE. If the amendment causes an increase in the number of authorized shares, provide an additional fee of 1 cent for each new authorized share. When the document has been filed, an acknowledgement copy stamped "FILED" will be sent to the address indicated above.



                             ARTICLES OF AMENDMENT
                               Stock (for profit)
A. Name of Corporation:   Portico Funds, Inc prior to any change effected by
this amendment)
     Text of Amendment (Refer to the existing articles of incorporation and instruction A. Determine those items to changed and set forth below the number identifying the paragraph being changed and how the amended paragraph is to read.)

        RESOLVED, THAT, the articles of incorporation be amended as follows:
                                  SEE ATTACHED

B. Amendment(s) adopted on September 15, 1995 (date)

Indicate the method of adoption by checking the appropriate choice below:

     (X)  In accordance with sec. 180.1002, Wis. Stats. (By the Board of
          Directors)

OR

     ( ) In accordance with sec. 180.1003, Wis. Stats. (By the Board of Directors and Shareholders)

OR

     ( ) In accordance with sec. 180.1005, Wis. Stats. (By Incorporators or Board of Directors, before issuance of shares)

C. Executed on behalf of the corporation on November 6, 1995 (date)

                              /s/ W. Bruce McConnel, III  (signature)
                              W. Bruce McConnel, III  (printed name)
                              Secretary  (officer's title)

D. This document was drafted by   Kenneth L.Greenberg, Esq. (name of individual
required by law)

                      FILING FEE - $40.00 OR MORE

     SEE REVERSE for Instructions, Suggestions, Filing Fees and Procedures



                     AMENDMENT TO ARTICLES OF INCORPORATION
              ADOPTED BY BOARD OF DIRECTORS ON SEPTEMBER 15, 1995
              PURSUANT SECTION 180.1002 OF THE WISCONSIN STATUTES.

         (a)   The name of the Company is Portico Funds, Inc.
 (b) and (c)   The text of the Amendment which determines the terms of the
               Company's Class 17 - Institutional Series and Class 17-A Series
               Common Stock and the number of shares thereof is as follows:

                  RESOLVED, that pursuant to Article V of the Articles of
               Incorporation of the Company, One Hundred Million authorized, unissued and unclassified shares of Class 17 Common Stock of the Company be, and hereby are, divided into and classified as Class 17 - Institutional Series and One Hundred Million authorized, unissued and unclassified shares of Class 17 Common Stock of the Company be, and hereby are divided into and classified as Class 17-A Series Common Stock, with all of the preferences, limitations and relative rights set forth in Article V. B. of said Articles of Incorporation.

         (d) No shares of the Company's Class 17 - Institutional Series and Class 17-A Series Common Stock have been issued.

         (e)   The Amendment was adopted on September 15, 1995.

         (f) The Amendment was unanimously adopted by the Board of Directors and shareholder action was not required.




                                                                  Exhibit (2)(a)

                                ELAN FUNDS, INC.
                           (a Wisconsin Corporation)

                                    BY-LAWS
                              ARTICLE I.  OFFICES

  Section 1. Principal and Business Offices. The corporation may have such principal and other business offices, either within or without the State of Wisconsin, as the Board of Directors may designate or as the business of the corporation may require from time to time.

  Section 2. Registered Office. The registered office of the corporation required by the Wisconsin Business Corporation Law to be maintained in the State of Wisconsin may be, but need not be, identical to its place of business, and the address of the registered office may be changed from time to time by the Board of Directors or by the registered agent. The business office of the registered agent of the corporation shall be identical to such registered office.

                           ARTICLE II.  SHAREHOLDERS

  Section 1. Annual Meetings. The annual meeting of the shareholders of the corporation shall be held at the registered office of the corporation, or at such other place, within or without the state of Wisconsin, as may be determined by the Board of Directors and so shall be designated in the notice of said meeting, on such day during the month of April and at such time as shall be specified by the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting. If the election of directors shall not be held on the day fixed as herein provided for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as is convenient. Any business of the corporation may be transacted at the annual meeting without being specifically designated in the notice except such business as is specifically required by statute to be stated in the notice.

  Section 2. Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the President, the Board of Directors, or the Secretary at the written request of the holders of not less than ten (10) percent of all shares entitled to vote at the meeting. Such request shall state the purpose or purposes of the proposed meeting and the matters proposed to be acted on at it. If a special meeting be called, the place of meeting shall be the registered office of the corporation in the state of Wisconsin or such other suitable place within or without Wisconsin as may be designated by the Board of Directors.

  Section 3. Notice of Meetings and Voting Records. Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 50 days before the date of the meeting (unless a different time is required by law or the articles of incorporation), either personally or by mail, by or at the direction of the President, the Secretary, or other officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock record books of the corporation, with postage thereon prepaid.

  The officer or agent having charge of the stock transfer books for shares of the corporation shall, before each meeting of shareholders, make a complete record of the shareholders entitled to vote at such meeting, or any adjournment thereof, with the address of and the number of shares held by each. Such record shall be produced and kept open at the time and place of the meeting during the whole time of the meeting for the purposes of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such record or transfer books or to vote at any meeting of shareholders. Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

  Section 4. Closing of Transfer Books and Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 50 days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least 10 days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 50 days and, in case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken.

  Section 5. Quorum. Except as otherwise provided by statute or in the Articles of Incorporation, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders unless the vote of a greater number or voting by classes is required by law or the Articles of Incorporation. Though less than a quorum of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. Any meeting may be adjourned to reconvene at any place designated by vote of a majority of the shares represented thereat.

  Section 6. Organization. The Chairman of the Board, Vice Chairman or the President, and in their absence, a Vice President in the order provided under
Article IV, Section 9, and in their absence, any person chosen by the shareholders present shall call the meeting of the shareholders to order and shall act as chairman of the meeting, and the Secretary of the corporation shall act as secretary of all meetings of the shareholders but, in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.

  Section 7. Proxies. At all meetings of shareholders, a shareholder entitled to vote may vote in person or by proxy appointed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. Unless otherwise provided in the proxy, a proxy may be revoked at any time before it is voted, either by written notice filed with the Secretary or the acting secretary of the meeting or by oral notice given by the shareholder to the presiding officer during the meeting. The presence of a shareholder who has filed his proxy shall not of itself constitute a revocation. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. The Board of Directors shall have the power and authority to make rules establishing presumptions as to the validity and sufficiency of proxies.

  Section 8. Voting of Shares. Each outstanding share shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are enlarged, limited or denied by the Articles of Incorporation.

  Section 9.  Voting of Shares by Certain Holders.

      (a) Other Corporations. Shares standing in the name of another corporation may be voted either in person or by proxy, by the president of such corporation or any other officer appointed by such president. A proxy executed by any principal officer of such other corporation or assistant thereto shall be conclusive evidence of the signer's authority to act, in the absence of express notice to this corporation, given in writing to the Secretary of this corporation, of the designation of some other person by the Board of Directors or the By-laws of such other corporation.

      (b) Legal Representatives and Fiduciaries. Shares held by any administrator, executor, guardian, conservator, trustee in bankruptcy, receiver, or assignee for creditors may be voted by him, either in person or by proxy, without a transfer of such shares into his name provided that there is filed with the Secretary before or at the time of meeting proper evidence of his incumbency and the number of shares held. Shares standing the name of a fiduciary may be voted by him, either in person or by proxy. A proxy executed by a fiduciary shall be conclusive evidence of the signer's authority to act in the absence of express notice to this corporation, given in writing to the Secretary of this corporation that such manner of voting is expressly prohibited or otherwise directed by the document creating the fiduciary relationship.

      (c) Pledgees. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

      (d) Treasury Stock and Subsidiaries. Neither treasury shares, nor shares held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation is held by this corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares entitled to vote, but shares of its own issue held by this corporation in a fiduciary capacity, or held by such other corporation in a fiduciary capacity, may be voted and shall be counted in determining the total number of outstanding shares entitled to vote.

      (e) Minors. Shares held by a minor may be voted by such minor in person or by proxy and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary of the Corporation has received written notice or has actual knowledge that such shareholder is a minor.

      (f) Incompetents and Spendthrifts. Shares held by an incompetent or spendthrift may be voted by such incompetent or spendthrift in person or by proxy and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary of the corporation has actual knowledge that such shareholder has been adjudicated an incompetent or spendthrift or actual knowledge of the filing of judicial proceedings for appointment of a guardian.

      (g) Joint Tenants. Shares registered in the names of two or more individuals who are named in the registration as joint tenants may be voted in person or by proxy signed by any one or more of such individuals if either (i) no other such individual or his legal represenative is present and claims the right to participate in the voting of such shares or prior to the vote files with the Secretary of the corporation a contrary written voting authorization of direction or written denial of authority of the individual present or signing the proxy the proxy proposed to be voted or (ii) all such other individuals are deceased and the Secretary of the corporation has no actual knowledge that the survivor has been adjudicated not to be the successor to the interests of those decease.

  Section 10. Waiver of Notice by Shareholders. Whenever any notice is required to be given to any shareholder of the corporation under the Articles of Incorporation or By-laws or any provision of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the shareholder entitled to such notice, shall be deemed equivalent to the giving of such notice; provided that such waiver in respect to any matter of which notice is required under any provision of the Wisconsin Business Coproration Law shall contain the same information as would have been required to be included in such notice, except the time and place of meeting.

  Section 11. Unanimous Consent without Meeting. Any action required or permitted by the Articles of Incorporation or By-laws or any provision of law to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                                  ARTICLE III.

  Section 1. Election and Powers. The Board of Directors shall consist of five (5) members. The number of directors may be increased or decreased from time to time by amendment to, or in the manner provided in, the Articles of Incorporation or the By-laws, but no decrease shall have the effect of shortening the term of any incumbent director. The business and affairs of the corporation shall be managed by its Board of Directors except such as are by law or the Articles of Incorporation or the Bylaws expressly conferred or reserved to the shareholders.

  Section 2. Regular Meetings. Regular meetings of the Board of Directors may be held with or without notice as prescribed in these By-laws, on such dates as the Board may from time to time determine.

  Section 3. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman, Vice-Chairman, President, Secretary or by a majority of directors.

  Section 4. Notice of Special Meetings; Waiver. Notice of the place, day and hour of every special meeting shall be given by written notice delivered by mail (not less than 48 hours prior to the special meeting) or given personally or by telegram (not less than 24 hours prior to the meeting) to each director at his business address or at such other address as such director shall have designated in writing filed with the Secretary. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice is given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Whenever any notice whatever is required to be given to any director of the corporation under the Articles of Incorporation or By-laws or any provision of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the director entitled to such notice, shall be deemed equivalent to the giving of such notice. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting and objects thereat to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of waiver of notice of such meeting.

  Section 5. Place of Meeting. The Board of Directors or, in the case of a special meeting, the Chairman, Vice-Chairman, President or Secretary calling the meeting may fix any place, either within or without the State of Wisconsin, as the place for holding any meeting of the Board of Directors, and if no other place is fixed the place of the meeting shall be the registered office of the corporation in the State of Wisconsin.

  Section 6. Quorum and Board Action. Except as otherwise provided by law or by the Articles of Incorporation or these Bylaws, a majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but a majority of the directors present (though less than such quorum) may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by law or by the Articles or Incorporation or these By-laws.

  Section 7. Chairman and Vice Chairman. The Board of Directors may at any time appoint one of its members as Chairman of the Board, who shall serve at the pleasure of the Board and who shall perform and execute such duties and powers as may be conferred upon or assigned to him by the Board or these By-laws, but who shall not by reason of performing and executing these duties and powers be deemed an officer or employee of the corporation. The Board of Directors may also appoint one of its members as Vice Chairman of the Board who shall, during the absence or disability of the Chairman, exercise all of the functions of the Chairman. In addition, the Vice Chairman shall perform such other duties as shall from time to time be assigned to him by the Board of Directors, the Chairman or as prescribed by these By-Laws.

  Section 8. Organization. The Chairman, and in his absence the Vice-Chairman, and in their absence any director chosen by the directors present shall call meetings of the Board of Directors to order and shall act as Chairman of the meeting. The Secretary of the corporation shall act as secretary of all meetings of the Board of Directors but in the absence of the Secretary, the presiding officer may appoint any Assistant Secretary (if any) or any director or other person present to act as secretary of the meeting.

  Section 9. Vacancies. Any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of directors, may be filled until the next succeeding annual election by the affirmative vote of a majority of the directors then in office, though less than a quorum of the Board of Directors; provided, that in the case of a vacancy created by the removal of a director by vote of the shareholders, the shareholders shall have the right to fill such vacancy at the same meeting or any adjournment thereof.

  Section 10. Removal. At any meeting of the shareholders called for that purpose, the shareholders of the corporation may remove from office any director or the entire Board of Directors, with or without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote for the election of such director or Board of Directors, and any vacancy so created may be filled by the shareholders.

  Section 11. Resignation. A director may resign at any time by filing his or her written resignation with the Secretary of the corporation.

  Section 12. Committees. The Board of Directors may designate one or more committees, each committee to consist of 3 or more directors elected by the Board of Directors, which except as limited by law, resolution of the Board of Directors, the Articles of Incorporation or the By-laws, shall have and may exercise, when the Board of Directors is not in session, the powers of the Board of Directors in the management of the business and affairs of the corporation. The Board of Directors may elect one or more of its members as alternate committee members. The designation of such committee or committees shall not operate to relieve the Board of Directors or any member thereof of any responsibility imposed upon it or him by law.

  Section 13. Telephone Conference. Members of the Board of Directors or any committee thereof may participate in a meeting of the Board or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at the meeting except for the purpose of voting on any investment advisory agreement or distribution plan of the corporation.

  Section 14. Compensation. Directors shall be entitled to receive such compensation from the corporation for their services as may from time to time be voted by the Board of Directors.

  Section 15. Unanimous Consent Without Meeting. Any action required or permitted by the Articles of Incorporation or By-laws or any provision of law to be taken by the Board of Directors at a meeting or by resolution may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors then in office.

  Section 16. Tenure and Qualifications. Each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected, or until his or her prior death, resignation or removal. Directors need not be residents of the State of Wisconsin or shareholders of the corporation.

                             ARTICLE  IV.  OFFICERS

  Section 1. Number. The principal officers of the corporation shall consist of a President, one or more Vice Presidents, a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person, except the offices of President and Secretary and the offices of President and Vice President.

  Section 2. Election and Term of Office. The officers of the corporation shall be elected by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of shareholders. Each officer shall hold office until his successor shall have been duly elected or until his prior death, resignation or removal.

  Section 3. Resignation. An officer may resign at any time by filing his or her written resignation with the Secretary of the corporation.

  Section 4. Removal. Any officer or agent may be removed by the Board of Directors whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment shall not of itself create contract rights.

  Section 5. Vacancies. A vacancy in any principal office because of the death, resignation, removal, disqualification or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term.

  Section 6. President. The President shall be the chief executive officer of the corporation and shall have general supervision over the business and operations of the corporation, subject, however, to the control of the Board of Directors. He, or such persons as he shall designate, shall sign, execute, acknowledge, verify, deliver and accept, in the name of the corporation, deeds, mortgages, bonds, contracts and other instruments authorized by the Board of Directors, except in the case where the signing, execution, acknowledgement, verification, delivery or acceptance thereof shall be delegated by the Board to some other officer or agent of the corporation; and, in general, he shall have general executive powers as well as other powers and duties as from time to time may be conferred upon or assigned to him by the Board.

  Section 7. The Vice Presidents. In the absence or disability of the President, or when so directed by the President, the Vice President or, if their shall be more than one the Vice Presidents in the order determined by the Board of Directors, shall perform any or all of the duties of the President as designated by the Board of Directors, and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President; provided, however, that no Vice President shall act as a member of or as chairman of any committee of which the President is a member or chairman by designation of ex-officio, except when designated by the Board. Each Vice President shall perform such other duties as from time to time may be conferred upon or assigned to him by the Board or the President.

  Section 8. The Secretary. The Secretary shall record all the votes of the shareholders and of the directors and the minutes of the meetings of the shareholders and of the Board of Directors in a book or books to be kept for that purpose; he shall see that notices of meetings of the shareholders and the Board of Directors are given and that all records and reports are properly kept and filed by the corporation as required by law; he shall be the custodian of the seal of the corporation and shall see that it is affixed to all documents to be executed on behalf of the corporation under its seal, provided that in lieu of affixing the corporate seal to any document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a corporate seal to affix the word "(SEAL)" adjacent to the signature of the authorized officer of the corporation; and, in general, he shall perform all duties incident to the office of Secretary, and such other duties as from time to time may be conferred upon or assigned to him by the Board or the President.

  Section 9. Assistant Secretaries. In the absence or disability of the Secretary, or when so directed by the Secretary, any Assistant Secretary may perform any or all of the duties of the Secretary, and, when so acting, shall have all the powers of, and be subject to all restrictions upon, the Secretary. Each Assistant Secretary shall perform such other duties as from time to time may be conferred upon or assigned to him by the Board of Directors, the President or the Secretary.

  Section 10. The Treasurer. Subject to the provisions of any contract which may be entered into with any custodian pursuant to authority granted by the Board of Directors, the Treasurer shall have charge of all receipts and disbursements of the corporation and shall have or provide for the custody of its funds and securities; he shall have full authority to receive and give receipts for all money due and payable to the corporation, and to endorse checks, drafts and warrants, in its name and on its behalf, and to give full discharge for the same; he shall deposit all funds of the corporation, except such as may be required for current use, in such banks or other places of deposit as the Board of Directors may from time to time designate; and, in general, he shall perform all duties incident to the office of Treasurer and such other duties as from time to time may be conferred upon or assigned to him by the Board or the President.

  Section 11. Assistant Treasurers. In the absence or disability of the Treasurer, or when so directed by the Treasurer, any Assistant Treasurer may perform any or all of the duties of the Treasurer, and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Treasurer. Each Assistant Treasurer shall perform all such other duties as from time to time may be conferred upon or assigned to him by the Board of Directors, the President or the Treasurer.

  Section 12. Compensation of Officers. The compensation of all officers shall be fixed from time to time by the Board of Directors, or any committee or officer authorized by the Board so to do. No officer shall be precluded from receiving such compensation by reason of the fact that he is also a director of the corporation.

                               ARTICLE V.  STOCK

  Section 1. Certificates. Each shareholder shall be entitled upon request to have a certificate or certificates which shall represent and certify the number and kind of shares owned by him in the corporation. Each certificate shall be signed by the President or a Vice President and countersigned by the Secretary or an Assistant Secretary and shall be sealed with the corporate seal. The signatures may be either manual or facsimile signatures and the seal may be either facsimile or any other form of seal. In case any officer who has signed any certificate ceases to be an officer of the corporation before the certificate is issued, the certificate may nevertheless be issued by the corporation with the same effect as if the officer had not ceased to be such officer as of the date of its issue.

  Section 2. Issuance and Transfer. The name and address of the person to whom shares of stock of the corporation are issued shall be entered in the stock transfer books of the corporation. All certificates surrendered to the corporation for redemption or transfer shall be cancelled, returned to the status of authorized and unissued shares and the transaction recorded in the stock transfer books. Certificates for shares shall be numbered in the order of issuance. Transfer or redemption of shares of stock of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto duly authorized by power of attorney duly executed and filed with the transfer agent or the Secretary of the corporation, and on surrender for cancellation of the certificate for such shares, if any. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

  Section 3. Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been stolen, lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be stolen, lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and to give the corporation a bond, with sufficient surety, to the corporation to indemnify it against any loss or claim which may arise by reason of the issuance of a new certificate.

  Section 4. Stock Ledger. The corporation shall maintain, at its registered office or principle place of business or at the office of its transfer agents or registrars, an original stock ledger containing the names and addresses of all stockholders and the number of shares of each class held by each stockholder.

                               ARTICLE VI.  SEAL

The seal of the Corporation shall be in such form as the Board of Directors shall prescribe.

                        ARTICLE VII.  SUNDRY PROVISIONS

  Section 1. Checks. Except as otherwise authorized by the Board of Directors, all checks and drafts for the payment of money shall be signed in the name of the corporation by the Custodian, and all requirements or orders for the payment of money by the Custodian or for the issue of checks and drafts therefor, all promissory notes, all assignments of stock or securities standing in the name of the corporation, and all requisitions or orders for the assignment of stock or securities standing in the name of the custodian or its nominee, or for the execution of powers to transfer the same, shall be signed in the name of the corporation by persons duly authorized to sign by the Board of Directors of the corporation.

  Section 2.  Amendments.

      (a) By Shareholders. These By-laws may be altered, amended or repealed and new By-laws may be adopted by the shareholders by affirmative vote of not less than a majority of the shares present or represented at any annual or special meeting of the shareholders at which a quorum is in attendance.

      (b) By Directors. These By-laws may also be altered, amended or appealed and new By-laws may be adopted by the Board of Directors by affirmative vote of a majority of the number or directors present at any meeting at which a quorum is in attendance; but no By-law adopted by the shareholders shall be amended or repealed by the Board of Directors if the By-laws so adopted so provides.

      (c) Implied Amendments. Any action taken or authorized by the shareholders or by the Board of Directors, which would be inconsistent with the By-laws then in effect but is taken or authorized by affirmative vote of not less than the number of shares or the number of directors required to amend the By-laws so that the By-laws would be consistent with such action, shall be given the same effect as though the By-laws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so taken or authorized.

  Section 3.  Indemnification of Directors and Officers.

      (a) Indemnification. Any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the corporation, or is or was serving while a director or officer of the corporation, at the request of the corporation, as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the corporation against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorney's fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the Wisconsin Business Corporation Law, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      (b) Advances. Any current or former director or officer of the corporation claiming indemnification within the scope of this Section 3 shall be entitled to advances from the corporation for payment of the reasonable expenses incurred by him in connection with the proceedings to which he is a party in the manner and to the full extent permissible under the Wisconsin Business Corporation Law, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force.

      (c) Procedures. On the request of any current or former director or officer requesting indemnification or an advance under this Section 3, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Wisconsin Business Corporation Law, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force, whether the standards required by this Section 3 have been met.

      (d) Other Rights. The indemnification provided by this Section 3 shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of stockholders or disinterested directors or otherwise, both as to action by a director or officer of the corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.




                                                                  Exhibit (2)(b)

                                 PORTICO FUNDS, INC.

                              Amendment of By-Laws

Adopted by the Board of Directors on February 23, 1990

     RESOLVED, that the first sentence of Article II, Section 1 of the By-Laws of the Company be, and the same hereby is, amended and restated in its entirety as follows:

     SECTION 1. Annual Meetings. The annual meeting of the shareholders of the corporation shall be held at the registered office of the corporation, or at such other place, within or without the state of Wisconsin, as may be determined by the Board of Directors and as shall be designated in the notice of said meeting, on such day during the month of June and at such time as shall be specified by the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting.




                                                                  Exhibit (2)(c)

                              PORTICO FUNDS, INC.

                              Amendment of By-Laws

Adopted by the Board of Directors on February 15, 1991

Amendments to By-Laws.
----------------------

          RESOLVED, that Section 1 of Article I of the Company's By-Laws be, and hereby is, amended and restated in its entirety to read as follows:

          Section 1. No Annual Meeting Required. No annual meeting of shareholders of the corporation shall be held unless required by the applicable law or otherwise determined by the Board of Directors. Any annual meeting of shareholders of the corporation shall be held on such date and at such time and place, within or without the state of Wisconsin, as the Board of Directors may designate.

          FURTHER RESOLVED, that Section 16 of Article III of the Company's By-Laws be, and hereby is, amended and restated in its entirety to read as follows:

          Section 16.  Tenure and Qualifications.  Subject to the provisions of
          Article I, Section 1, the members of the Board of Directors shall be elected by the shareholders at their annual meeting and each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been duly elected and qualified, or until his or her prior death, resignation or removal.




                                                                  Exhibit (2)(d)

                              PORTICO FUNDS, INC.

                              Amendment of By-Laws
Adopted by the Board of Directors on June 21, 1991

Amendments to By-Laws.
----------------------

          RESOLVED, that Section 3, 4 and 5 of Article II of the Company's By-Laws be, and the same hereby are, amended and restated in their entirety as follows:

          Section 3. Notice of Meetings and Shareholders' List for Meetings. Written notice stating the date, time and place to any meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 days nor more than 60 days before the date of the meeting (unless a different time is provided by applicable law or the Articles of Incorporation), either personally or by mail, by or at the direction of the President or the Secretary, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be effective when deposited in the United States mail, addressed to the shareholder at his or her address as it appears on the stock record books of the corporation, with postage thereon prepaid.

               After a record date for a special or annual meeting of shareholders has been fixed, the corporation shall prepare a list of the names of all of the shareholders entitled to notice of the meeting. The list shall be arranged by class or series of shares, if any, and show the address of and number of shares held by each shareholder. Such list shall be available for inspection and copying by any shareholder or his or her agent, subject to the limitations imposed by applicable law, beginning 2 business days after notice of the meeting is given for which the list was prepared and continuing to the date of the meeting, at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held, and shall be available at the meeting or any adjournment thereof. Refusal or failure to prepare or make available the shareholders' list shall not affect the validity of any action taken at a meeting of shareholders.

          Section 4. Fixing of Record Date. The Board of Directors may fix in advance a date as the record date for the purpose of determining shareholders entitled to notice of and to vote at any meeting of shareholders, shareholders entitled to demand a special meeting as contemplated by Section 2 hereof, shareholders entitled to take any other action, or shareholders for any other legal purpose. Such record date shall not be more than 70 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If no record date is fixed by the Board of Directors or by applicable law for the determination of shareholders entitled to notice of and to vote at a meeting of shareholders, the record date shall be the close of business on the day before thefirst notice is given to shareholders. If no record date is fixed by the Board of Directors or by applicable law for the determination of shareholders entitled to demand a special meeting as contemplated in Section 2 hereof, the record date shall be the date that the first shareholder signs the written request. Except as provided by applicable law, a determination of shareholders entitled to notice of and to vote at a meeting of shareholders is effective for any adjournment of such meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. The record date for determining shareholders entitled to a distribution (other than a distribution involving a purchase, redemption or other acquisition of the corporation's shares) or a share dividend is the date on which the Board of Directors authorized the distribution or share dividend, as the case may be, unless the Board of Directors fixes a different record date.

          Section 5. Quorum and Voting Requirements. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Except as otherwise provided in the Articles of Incorporation or by applicable law, a majority of the votes entitled to be cast on the matter shall constitute a quorum of the voting group for action on that matter. If a quorum is present, except in the case of the election of directors, action on a matter shall be approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation or applicable law requires a greater number of affirmative votes. Unless otherwise provided in the Articles of Incorporation, each director shall be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors at a meeting at which a quorum is present. Though less than a quorum of the outstanding votes of a voting group are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.




                                                                  Exhibit (5)(a)

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of August 29, 1991, between PORTICO FUNDS, INC., a Wisconsin corporation (herein called "Portico Funds"), and FIRST WISCONSIN TRUST COMPANY ("Investment Adviser"), a subsidiary of Firstar Corporation.

     WHEREAS, Portico Funds is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, Portico Funds desires to retain the Investment Adviser to furnish investment advisory and other services to Portico Funds for its Money Market Fund, Institutional Money Market Fund, U.S. Federal Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Income and Growth Fund, Short-Intermediate Fixed Income Fund, Special Growth Fund, Bond IMMDEX/TM Fund and Equity Index Fund (the "Funds"), and the Investment Adviser is willing to so furnish such services;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1.   Appointment.

          (a) Portico Funds hereby appoints the Investment Adviser to act as investment adviser to each Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          (b) In the event that Portico Funds establishes one or more portfolios other than the Funds with respect to which it desires to retain the Investment Adviser to act as investment adviser hereunder, it shall notify the Investment Adviser in writing. If the Investment Adviser is willing to render such services under this Agreement it shall notify Portico Funds in writing whereupon such portfolio shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as the ten Funds named above in the recitals except to the extent that said provisions (including those relating to the compensation payable by the Fund to the Investment Adviser) are modified with respect to such Fund in writing by Portico Funds and the Investment Adviser at the time.

     2. Delivery of Documents. Portico Funds has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

          (a) Portico Funds' Articles of Incorporation, as filed with the State Secretary of the State of Wisconsin on February 15, 1988, and all amendments thereto (such Articles of Incorporation, as presently in effect and as the same shall from time to time be amended, are herein called the "Articles of Incorporation");

          (b)  Portico Funds' By-laws and amendments thereto;

          (c) Resolutions of Portico Funds' Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

          (d) Portico Funds' Registration Statement, as amended, on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-18255), and under the 1940 Act; and

          (e) The most recent prospectuses of Portico Funds relating to the Funds (such prospectuses together with the related statement of additional information, as presently in effect and all amendments and supplements thereto, herein called the "Prospectuses").

Portico Funds will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.

     3. Services. Subject to the supervision of Portico Funds' Board of Directors, the Investment Adviser will be responsible for the management of, and will provide a continuous investment program for, each Fund including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each of the Funds. The Investment Adviser will provide the services rendered by it under this Agreement in accordance with each Fund's investment objective, policies and restrictions as stated in its Prospectus and resolutions of Portico Funds' Board of Directors. Without limiting the generality of the foregoing, the Investment Adviser is hereby specifically authorized to invest and reinvest the assets of a Fund, in its discretion as investment adviser, agent and fiduciary for the Funds, in (i) variable amount demand notes of corporate borrowers held by the Investment Adviser for the investment of monies held by the Investment Adviser in its capacity as fiduciary, agent and custodian and (ii) securities of other investment companies whether or not the same are advised or managed by the Investment Adviser or another affiliated person of Portico Funds. Unless the Board of Directors of Portico Funds directs otherwise in a particular instance or generally, the Investment Adviser is hereby further authorized, on behalf of Portico Funds, to vote, give and withhold consents with respect to, and take all other similar actions relating to the securities and other investments owned by the Funds. In addition, the Investment Adviser agrees that it will:

          (a) Establish and monitor investment criteria and policies for each Fund;

          (b) Update each Fund's cash availability throughout the day as required;

          (c) Maintain historical tax lots for each portfolio security held by the Funds;

          (d) Transmit trades to Portico Funds' custodian for proper settlement;

          (e) Maintain all books and records with respect to each Fund's securities transactions;

          (f) Supply Portico Funds and its Board of Directors with reports, statistical data and economic information as requested; and

          (g) Prepare a quarterly broker security transaction summary and monthly security transaction listing for each Fund.

     4.   Other Covenants.  The Investment Adviser agrees that it:

          (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (c) will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will use its best efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the brokerdealer to execute a particular transaction, the Investment Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or other accounts over which the Investment Adviser or an affiliate of the Investment Adviser exercises investment discretion. The Investment Adviser is authorized, subject to the prior approval of Portico Funds' Board of Directors, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser to the Funds. In addition, the Investment Adviser is authorized to take into account the sale of shares of Portico Funds in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Adviser or Portico Funds' principal underwriter), provided that the Investment Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Investment Adviser, Portico Funds' principal underwriter, or any affiliated person of either Portico Funds, the Investment Adviser, or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission; and

          (d) will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of it and its affiliates. When the Investment Adviser makes investment recommendations for a Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the commercial department maintained by it or one of its affiliates. In dealing with commercial customers, the commercial departments of the Investment Adviser and its affiliates will not inquire or take into consideration whether securities of those customers are held by the Funds.

     5. Services Not Exclusive. The services furnished by the Investment Adviser hereunder are deemed not to be exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Investment Adviser to be suitable for two or more accounts managed by the Investment Adviser, the available securities or investments may be allocated in a manner believed by the Investment Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by a Fund.

     6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for each Fund are the property of Portico Funds and further agrees to surrender promptly to Portico Funds any of such records upon Portico Funds' request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for any of the Funds. In addition, if the aggregate expenses borne by any Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which its shares are registered or qualified for sale to the public, the Investment Adviser shall reimburse the Fund for any such excess to the extent that said securities regulations so require. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

     8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Portico Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor: (a) 4/10ths of the gross income earned by each Fund on each loan of its securities (excluding capital gains and losses, if any); plus (b) with respect to the Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Money Market Fund, Institutional Money Market Fund and U.S. Federal Money Market Fund, a fee, computed daily and payable monthly, at the annual rate of .50% of the first $2 billion of each Fund's average daily net assets considered separately on a per-Fund basis, plus .40% of each Fund's average daily net assets over $2 billion; plus (c) with respect to the remaining Funds, a fee, computed daily and payable monthly, at the following annual rates - .75% of the average daily net assets of the Income and Growth Fund; .75% of the average daily net assets of the Special Growth Fund; .60% of the average daily net assets of the Short-Intermediate Fixed Income Fund; .30% of the average daily net assets of the Bond IMMDEX/TM Fund; and .25% of the average daily net assets of the Equity Index Fund. Such fee as is attributable to each Fund shall be a separate charge to each such Fund and shall be the several (and not joint or joint and several) obligation of each such Fund.

     9. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by Portico Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. Duration and Termination. This Agreement shall become effective as of the date hereof with respect to the Funds listed in Section 1(a) hereof, and with respect to any additional Fund, on the date of receipt by Portico Funds of notice from the Investment Adviser in accordance with Section 1(b) hereof that the Investment Adviser is willing to serve as investment adviser with respect to such Fund, provided that this Agreement (as supplemented by the terms specified in any notice and agreement pursuant to Section 1(b) hereof) shall have been approved by the shareholders of the Funds in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, shall continue in effect with respect to each Fund until February 29, 1992. Thereafter, if not terminated, this Agreement shall automatically continue in effect as to a particular Fund for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of Portico Funds' Board of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by Portico Funds' Board of Directors or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by Portico Funds (by vote of Portico Funds' Board of Directors or by vote of a majority of the outstanding voting securities of such Fund), or by the Investment Adviser on sixty days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

     11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective as to a particular Fund until approved by vote of a majority of the outstanding voting securities of such Fund.

     12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Wisconsin law.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Attest:                            PORTICO FUNDS, INC.
                                   (a Wisconsin corporation)

/s/ Dana J. Russart                By /s/ Miriam Allison
[Seal]                                (Authorized Officer)

Attest:                            FIRST WISCONSIN TRUST COMPANY

/s/ Andrea Lydolph                 By /s/ Thomas E. Hatcher
[Seal]  Assistant Secretary           (Authorized Officer)




                                                                  Exhibit (5)(b)

                            ASSUMPTION AND GUARANTEE

     AGREEMENT made as of February 3, 1992 between FIRST WISCONSIN TRUST COMPANY, a banking institution chartered under the laws of the State of Wisconsin ("First Wisconsin"), and FIRST WISCONSIN ASSET MANAGEMENT, a Wisconsin corporation ("FWAM"), both of which are wholly owned subsidiaries of Firstar Corporation.

     WHEREAS, Portico Funds, Inc., a Wisconsin corporation ("Portico Funds"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, First Wisconsin has been previously appointed as investment adviser to Portico Funds for its Money Market Fund, Institutional Money Market Fund, U.S. Federal Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Income and Growth Fund, Short-Intermediate Fixed Income Fund, Special Growth Fund, Bond IMMDEX/TM Fund and Equity Index Fund pursuant to the Investment Advisory Agreement between First Wisconsin and Portico Funds dated August 29, 1991 (the "Investment Advisory Agreement"); and

     WHEREAS, First Wisconsin and FWAM desire to have FWAM be the named investment adviser with respect to the Money Market Fund, Institutional Money Market Fund, U.S. Federal Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Intermediate Fixed Income Fund, Special Growth Fund, Bond IMMDEX/TM Fund and Equity Index Fund (the "Funds") pursuant to the Investment Advisory Agreement.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

     1. FWAM hereby assumes all rights and obligations of First Wisconsin under the Agreement.

     2. First Wisconsin hereby represents that (i) the management personnel of First Wisconsin responsible for providing investment advisory services to the Funds under the Investment Advisory Agreement, including the portfolio managers and the supervisory personnel, are employees of FWAM where they continue to provide such services for the Funds, and (ii) both First Wisconsin and FWAM remain wholly owned subsidiaries of Firstar Corporation. Consequently, First Wisconsin believes that the proposed assumption does not involve a change in actual control or actual management with respect to the investment adviser or the Funds.

     3. First Wisconsin hereby unconditionally guarantees the due performance of its obligations by FWAM in connection with the Investment Advisory Agreement.

     4. Both parties hereby agree that this Assumption and Guarantee shall be attached to and made a part of the Investment Advisory Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


Attest:                     FIRST WISCONSIN TRUST COMPANY
/s/ [signature illegible]   By/s/ Thomas E. Hatcher
[Seal]                        (Authorized Officer)

Attest:                     FIRST WISCONSIN ASSET MANAGEMENT
/s/ Michael Bills           By/s/ [signature illegible]
[Seal]                        (Authorized Officer)




                                                                  Exhibit (5)(c)

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of March 27, 1992, between PORTICO FUNDS, INC., a Wisconsin corporation (herein called "Portico Funds"), and FIRST WISCONSIN ASSET MANAGEMENT ("Investment Adviser"), a subsidiary of Firstar Corporation.

     WHEREAS, Portico Funds is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, Portico Funds desires to retain the Investment Adviser to furnish investment advisory and other services to Portico Funds for its Balanced Fund portfolio (the "Fund"), and the Investment Adviser is willing to so furnish such services;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1.   Appointment.

          (a) Portico Funds hereby appoints the Investment Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          (b) In the event that Portico Funds establishes one or more portfolios other than the Fund with respect to which it desires to retain the Investment Adviser to act as investment adviser hereunder, it shall notify the Investment Adviser in writing. If the Investment Adviser is willing to render such services under this Agreement it shall notify Portico Funds in writing whereupon such additional portfolio shall become subject to the provisions of this Agreement to the same extent as the Fund named above in the recitals except to the extent that said provisions (including those relating to the compensation payable by the Fund to the Investment Adviser) are modified with respect to such portfolio in writing by Portico Funds and the Investment Adviser at the time.

     2. Delivery of Documents. Portico Funds has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

          (a) Portico Funds' Articles of Incorporation, as filed with the State Secretary of the State of Wisconsin on February 15, 1988, and all amendments thereto (such Articles of Incorporation, as presently in effect and as the same shall from time to time be amended, are herein called the "Articles of Incorporation");

          (b)  Portico Funds' By-laws and amendments thereto;

          (c) Resolutions of Portico Funds' Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

          (d) Portico Funds' Registration Statement, as amended, on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-18255), and under the 1940 Act; and

          (e) The most recent prospectus of Portico Funds relating to the Fund (such prospectus together with the related statement of additional information, as presently in effect and all amendments and supplements thereto, herein called the "Prospectus").

Portico Funds will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.

     3. Services. Subject to the supervision of Portico Funds' Board of Directors, the Investment Adviser will be responsible for the management of, and will provide a continuous investment program for, the Fund including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Investment Adviser will provide the services rendered by it under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in its Prospectus and resolutions of Portico Funds' Board of Directors. Without limiting the generality of the foregoing, the Investment Adviser is hereby specifically authorized to invest and reinvest the assets of the Fund, in its discretion as investment adviser, agent and fiduciary for the Fund, in (i) variable amount demand notes of corporate borrowers held by the Investment Adviser for the investment of monies held by the Investment Adviser in its capacity as fiduciary, agent and custodian and
(ii) securities of other investment companies whether or not the same are advised or managed by the Investment Adviser or another affiliated person of Portico Funds. Unless the Board of Directors of Portico Funds directs otherwise in a particular instance or generally, the Investment Adviser is hereby further authorized, on behalf of Portico Funds, to vote, give and withhold consents with respect to, and take all other similar actions relating to the securities and other investments owned by the Fund. In addition, the Investment Adviser agrees that it will:

          (a) Establish and monitor investment criteria and policies for the Fund;

          (b)   Update the Fund's cash availability the day as required;

          (c) Maintain historical tax lots for each portfolio held by the Fund;

          (d) Transmit trades to Portico Funds' custodian for proper settlement;

          (e) maintain all books and records with respect the Fund's securities transactions;

          (f) Supply Portico Funds and its Board of Directors with reports, statistical data and economic information as requested; and

          (g) Prepare a quarterly broker security transaction summary and monthly security transaction listing for the Fund.

     4.   Other Covenants.  The Investment Adviser agrees that it:

          (a)   will comply with all applicable Rules and

     Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Investment Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Investment Adviser or an affiliate of the Investment Adviser exercises investment discretion. The Investment Adviser is authorized, subject to the prior approval of Portico Funds' Board of Directors, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser to the Fund. In addition, the Investment Adviser is authorized to take into account the sale of shares of Portico Funds in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Adviser or Portico Funds' principal underwriter), provided that the Investment Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Investment Adviser, Portico Funds' principal underwriter, or any affiliated person of either Portico Funds, the Investment Adviser, or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission; and

          (d) will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of it and its affiliates. When the Investment Adviser makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the commercial department maintained by it or one of its affiliates. In dealing with commercial customers, the commercial departments of the Investment Adviser and its affiliates will not inquire or take into consideration whether securities of those customers are held by the Fund.

     5. Services Not Exclusive. The services furnished by the Investment Adviser hereunder are deemed not to be exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Investment Adviser to be suitable for two or more accounts managed by the Investment Adviser, the available securities or investments may be allocated in a manner believed by the Investment Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

     6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of Portico Funds and further agrees to surrender promptly to Portico Funds any of such records upon Portico Funds' request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund. In addition, if the aggregate expenses borne by the Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which its shares are registered or qualified for sale to the public, the Investment Adviser shall reimburse the Fund for any such excess to the extent that said securities regulations so require. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

     8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Portico Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor: (a) 4/10ths of the gross income earned by the Fund on each loan of its securities (excluding capital gains and losses, if any), plus (b) a fee, computed daily and payable monthly, at the annual rate of .75% of the average daily net assets of the Fund.

     9. Limitation of Liability. The Investment Adviser shallnot be liable for any error of judgment or mistake of law or for any loss suffered by Portico Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. Duration and Termination. This Agreement shall become effective as of the date hereof with respect to the Fund listed in Section 1(a) hereof, and with respect to any additional portfolio, on the date of receipt by Portico Funds of notice from the Investment Adviser in accordance with Section 1(b) hereof that the Investment Adviser is willing to serve as investment adviser with respect to such portfolio, provided that this Agreement (as supplemented by the terms specified in any notice and agreement pursuant to Section 1(b) hereof) shall have been approved by the shareholders of the Fund (or any portfolio added pursuant to Section 1(b) hereof) in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, shall continue in effect with respect to the Fund (or any portfolio added pursuant to Section 1(b) hereof) until February 28, 1993. Thereafter, if not terminated, this Agreement shall automatically continue in effect as to a particular portfolio for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of Portico Funds' Board of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by Portico Funds' Board of Directors or by vote of a majority of the outstanding voting securities of such portfolio. Notwithstanding the foregoing, this Agreement may be terminated as to a particular portfolio at any time, without the payment of any penalty, by Portico Funds (by vote of Portico Funds' Board of Directors or by vote of a majority of the outstanding voting securities of such portfolio), or by the Investment Adviser on sixty days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

     11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective as to the Fund (or any other portfolio subject to this Agreement) until approved by vote of a majority of the outstanding voting securities of the Fund (or such portfolio).

     12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Wisconsin law.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Attest:                     PORTICO FUNDS, INC.
                            (a Wisconsin corporation)
/s/ Dana J. Russart         By /s/Miriam Allison
[Seal]                         (Authorized Officer)

Attest:                     FIRST WISCONSIN ASSET MANAGEMENT
/s/ Michael Bills           By /s/ [signature illegible]
[Seal]                         (Authorized Officer)





                                                                  Exhibit (5)(d)

                ADDENDUM NO. 1 TO INVESTMENT ADVISORY AGREEMENT

     This Addendum, dated as of the 27th day of December, 1992, is entered into between PORTICO FUNDS, INC. (the "Company"), a Wisconsin corporation, and Firstar Investment Research and Management Company (the "Investment Adviser").

     WHEREAS, the Company and the Investment Adviser have entered into an Investment Advisory Agreement dated as of March 27, 1992 (the "Advisory Agreement"), pursuant to which the Company appointed the Investment Adviser to act as investment adviser to the Company for its Balanced Fund;

     WHEREAS, Section 1(b) of the Advisory Agreement provides that in the event the Company establishes one or more additional investment portfolios with respect to which it desires to retain the Investment Adviser to act as the investment adviser under the Advisory Agreement, the Company shall so notify the Investment Adviser in writing and if the Investment Adviser is willing to render such services it shall notify the Company in writing, and the compensation to be paid to the Investment Adviser shall be that which is agreed to in writing by the Company and the Investment Adviser; and

     WHEREAS, pursuant to Section 1(b) of the Advisory Agreement, the Company has notified the Investment Adviser that it has established the MidCore Growth Fund and the Intermediate Bond Market Fund and that it desires to retain the Investment Adviser to act as the investment adviser therefor, and the Investment Adviser has notified the Company that it is willing to serve as investment adviser for the MidCore Growth Fund and the Intermediate Bond Market Fund (the "Funds");

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Appointment. The Company hereby appoints the Investment Adviser to act as investment adviser to the Company for the MidCore Growth Fund and the Intermediate Bond Market Fund for the period and the terms set forth in the Advisory Agreement. The Investment Adviser hereby accepts such appointment and agrees to render the services set forth in the Advisory Agreement, for the compensation herein provided.

     2. Compensation. For the services provided and the expenses assumed pursuant to the Advisory Agreement with respect to the MidCore Growth Fund and the Intermediate Bond Fund, the Company will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor (a) 4/10 of the gross income earned by each Fund on each loan of its securities (excluding capital gains and losses if any), plus (b) with respect to the MidCore Growth Fund, a fee, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Fund, plus (c) with respect to the Intermediate Bond Market Fund, a fee, computed daily and paid monthly, at the annual rate of
 .50% of the average daily net assets of the Fund. Such fee as is attributable to each Fund will be a separate charge to each such Fund and will be the several (and not the joint and several) obligation of each such Fund.

     3. Miscellaneous. Except to the extent supplemented hereby, the Advisory Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as supplemented hereby.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum as of the date and year first above written.


                 PORTICO FUNDS, INC.
                 By:/s/ Miriam Allison
                       Title
                 FIRSTAR INVESTMENT RESEARCH AND MANAGEMENT COMPANY By:/s/ Michael Bills
                       Title:  President




                                                                  Exhibit (5)(e)

                ADDENDUM NO. 2 TO INVESTMENT ADVISORY AGREEMENT

     This Addendum, dated as of the 5th day of February, 1993, is entered into between PORTICO FUNDS, INC. (the "Company"), a Wisconsin corporation, and Firstar Investment Research and Management Company (the "Investment Adviser").

     WHEREAS, the Company and the Investment Adviser have entered into an Investment Advisory Agreement dated as of March 27, 1992 (the "Advisory Agreement"), pursuant to which the Company appointed the Investment Adviser to act as investment adviser to the Company for its Balanced Fund;

     WHEREAS, Section 1(b) of the Advisory Agreement provides that in the event the Company establishes one or more additional investment portfolios with respect to which it desires to retain the Investment Adviser to act as the investment adviser under the Advisory Agreement, the Company shall so notify the Investment Adviser in writing and if the Investment Adviser is willing to render such services it shall notify the Company in writing, and the compensation to be paid to the Investment Adviser shall be that which is agreed to in writing by the Company and the Investment Adviser; and

     WHEREAS, pursuant to Section 1(b) of the Advisory Agreement, the Company has notified the Investment Adviser that it has established the Tax-Exempt Intermediate Bond Fund and that it desires to retain the Investment Adviser to act as the investment adviser therefor, and the Investment Adviser has notified the Company that it is willing to serve as investment adviser for the Tax-Exempt Intermediate Bond Fund (the "Fund");

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Appointment. The Company hereby appoints the Investment Adviser to act as investment adviser to the Company for the Tax-Exempt Intermediate Bond Fund for the period and the terms set forth in the Advisory Agreement. The Investment Adviser hereby accepts such appointment and agrees to render the services set forth in the Advisory Agreement, for the compensation herein provided.

     2. Compensation. For the services provided and the expenses assumed pursuant to the Advisory Agreement with respect to the Fund, the Company will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefore a fee, computed daily and paid monthly, at the annual rate of .50% of the average daily net assets of the Fund. Such fee will be a separate charge to the Fund.

     3. Miscellaneous. Except to the extent supplemented hereby, the Advisory Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as supplemented hereby.

         IN WITNESS WHEREOF, the undersigned have executed this Addendum as of the date and year first above written.

               PORTICO FUNDS, INC.
               By:/s/ Miriam Allison
               Title: Vice President

               FIRSTAR INVESTMENT RESEARCH AND MANAGEMENT COMPANY
               By:/s/ Michael Bills
               Title:  President



                                                                  Exhibit (5)(f)

                            ASSUMPTION AND GUARANTEE

     AGREEMENT made as of June 17, 1993 between FIRSTAR TRUST COMPANY (formerly, First Wisconsin Trust Company), a banking institution chartered under the laws of the State of Wisconsin ("Firstar"), and FIRSTAR INVESTMENT RESEARCH AND MANAGEMENT COMPANY ("FIRMCO"), a Wisconsin corporation, both of which are wholly owned subsidiaries of Firstar Corporation.

     WHEREAS, Portico Funds, Inc., a Wisconsin corporation ("Portico Funds"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, Firstar has been previously appointed as investment adviser to Portico Funds, Inc. for its Income and Growth Fund pursuant to the Investment Advisory Agreement between Firstar and Portico Funds, Inc. dated August 29, 1991 (the "Investment Advisory Agreement"); and

     WHEREAS, Firstar and FIRMCO desire to have FIRMCO be the named investment adviser with respect to the Income and Growth Fund (the "Fund") pursuant to the Investment Advisory Agreement.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

     1. FIRMCO hereby assumes all rights and obligations of Firstar under the Agreement.

     2. Firstar hereby represents that (i) the management personnel of Firstar responsible for providing investment advisory services to the Fund under the Investment Advisory Agreement, including the portfolio managers and the supervisory personnel, are employees of FIRMCO where they continue to provide such services for the Fund, and (ii) both Firstar and FIRMCO remain wholly owned subsidiaries of Firstar Corporation. Consequently, Firstar believes that the proposed assumption does not involve a change in actual control or actual management with respect to the investment adviser or the Fund.

     3. Firstar hereby unconditionally guarantees the due performance of its obligations by FIRMCO in connection with the Investment Advisory Agreement.

     4. Both parties hereby agree that this Assumption and Guarantee shall be attached to and made a part of this Investment Advisory Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Attest:                            FIRSTAR TRUST COMPANY
/s/ [signature illegible]          By /s/ Thomas E. Hatcher
 (Seal)                              (Authorized Officer)

Attest:                            FIRSTAR INVESTMENT RESEARCH
                                    AND MANAGEMENT COMPANY
/s/ Dana J. Russart                By /s/ Michael Bills
 [Seal]                              (Authorized Officer)




                                                                  Exhibit (5)(g)
                ADDENDUM NO. 3 TO INVESTMENT ADVISORY AGREEMENT

     This Addendum, dated as of the 26th day of April, 1994, is entered into between PORTICO FUNDS, INC. (the "Company"), a Wisconsin corporation, and Firstar Investment Research and Management Company (the "Investment Adviser").

     WHEREAS, the Company and the Investment Adviser have entered into an Investment Advisory Agreement dated as of March 27, 1992 (the "Advisory Agreement"), pursuant to which the Company appointed the Investment Adviser to act as investment adviser to the Company for its Balanced Fund;

     WHEREAS, Section 1(b) of the Advisory Agreement provides that in the event the Company establishes one or more additional investment portfolios with respect to which it desires to retain the Investment Adviser to act as the investment adviser under the Advisory Agreement, the Company shall so notify the Investment Adviser in writing and if the Investment Adviser is willing to render such services it shall notify the Company in writing, and the compensation to be paid to the Investment Adviser shall be that which is agreed to in writing by the Company and the Investment Adviser; and

     WHEREAS, pursuant to Section 1(b) of the Advisory Agreement, the Company has notified the Investment Adviser that it has established the International Equity Fund and that it desires to retain the Investment Adviser to act as the investment adviser therefor, and the Investment Adviser has notified the Company that it is willing to serve as investment adviser for the International Equity Fund (the "Fund");

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Appointment. The Company hereby appoints the Investment Adviser to act as investment adviser to the Company for the International Equity Fund for the period and the terms set forth herein and in the Advisory Agreement. The Investment Adviser hereby accepts such appointment and agrees to render the services set forth herein and in the Advisory Agreement, for the compensation herein provided.

     2. Subcontractors. It is understood that the Investment Adviser may from time to time employ or associate with itself such person or persons as the Investment Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or person shall be paid by the Investment Adviser and that any person providing investment advisory services to the Fund shall be approved in accordance with the provisions of the 1940 Act. Each such sub-adviser is hereinafter referred to as a "SubAdviser".

     Notwithstanding the approval of any such Sub-Adviser(s), however, in carrying out its obligations hereunder the Investment Adviser shall in all events:

          a. determine, either in its sole discretion or jointly with the Sub-Adviser(s), the securities and other investments to be purchased, retained or sold by the Fund;

          b. establish and monitor investment criteria and policies for the Fund;

          c. review investments in the Fund to ensure that each Sub-Adviser performs its sub-advisory services in accordance with the Fund's investment objective, policies and restrictions as stated in its prospectus and statement of additional information;

          d. review, monitor, analyze and report to the Board of Directors on the performance of the Sub-Adviser(s);
          e. furnish to the Board of Directors or the SubAdviser(s), reports, statistical and economic information as may be requested; and

          f. recommend, either in its sole discretion or in conjunction with the Sub-Adviser(s), potential changes in investment policy.

     3. Compensation. For the services provided and the expenses assumed with respect to the International Equity Fund pursuant to the Advisory Agreement and this Addendum, the Company will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor (a) 4/10 of the gross income earned by the Fund on the loan of its securities (excluding capital gains and losses if any), plus (b) a fee, computed daily and paid monthly, at the annual rate of 1.50% of the first $25 million of the Fund's average net assets, 1.45% of the next $25 million of the Fund's average net assets, 1.40% of the next $50 million of the Fund's average net assets, and 1.35% of the Fund's average net assets exceeding $100 million.

     4. Miscellaneous. Except to the extent supplemented hereby, the Advisory Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as supplemented hereby.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum as of the date and year first above written.

                         PORTICO FUNDS, INC.
                         By:/s/ Miriam Allison
                               Title

                         FIRSTAR INVESTMENT RESEARCH AND AND MANAGEMENT COMPANY By:/s/ Mary Ellen Stanek
                               Title


                                                                  Exhibit (5)(h)
                             SUB-ADVISORY AGREEMENT

                 PORTICO FUNDS, INC.--INTERNATIONAL EQUITY FUND

AGREEMENT dated as of April 26, 1994 among FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, a Wisconsin corporation (the "Investment Adviser"), PORTICO FUNDS, INC., a Wisconsin corporation and an open-end management investment company under the Investment Company Act of 1940 (the "Company"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts bank (the "SubAdviser").

     WHEREAS, the Company and the Investment Adviser have entered into an Investment Advisory Agreement dated as of March 27, 1992 and Addendum No. 3 thereto of even date herewith (together the "Advisory Agreement") whereunder the Investment Adviser has been appointed to act as investment adviser to the Company's International Equity Fund (the "Fund"); and

     WHEREAS, the Advisory Agreement authorizes the Investment Adviser to employ or associate with itself another person or persons to provide sub-investment advisory services to the Fund; and

     WHEREAS, the parties hereto wish that the Sub-Adviser provide the services set forth herein for the Fund in return for the compensation herein stated;

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Services. The Sub-Adviser will manage jointly with the Investment Adviser the investment of the assets of the Fund in accordance with the investment objectives, investment policies and restrictions as stated in the Fund's prospectus, statement of additional information and resolutions of the Company's Board of Directors, and will perform the other services herein set forth, subject to the supervision of the Investment Adviser and the Board of Directors of the Company.

     In carrying out its obligations hereunder, the Sub-Adviser shall:

     a. jointly determine with the Investment Adviser the securities and other investments, to be purchased, retained or sold by the Fund;

     b. evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable;

     c. negotiate brokerage commissions and place all orders for purchases and sales of the Fund's securities and other investments;

     d. update the Fund's cash availability throughout the day as required for Subadviser's execution of security transactions;

     e. transmit trades to the Fund's custodian or sub-custodian for proper settlement;

     f. maintain all books and records with respect to the Fund's securities transactions executed by the Sub-Adviser;

     g. provide such reports and data in hard copy and machine readable form as are requested by the Investment Adviser and which are consistent with the Sub-Adviser's normal data production capabilities;

     h. assist the Investment Adviser in supplying the Fund's Board of Directors with reports, statistical data and economic information as reasonably requested;

     i. prepare a quarterly broker security transaction summary and monthly security transaction listing for the Fund; and

     j. shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time.

2. Compensation. The Investment Adviser shall pay the Sub-Adviser a fee, computed daily and paid monthly, at the annual rate of .40% of the first $25 million of the Fund's average net assets, .35% of the next $25 million of the Fund's average net assets, .30% of the next $50 million of the Fund's average net assets, and .25% of the Fund's average net assets exceeding $100 million.

3. Services Not Exclusive. The Sub-Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more accounts managed by the Sub-Adviser, the available securities or investments may be allocated in a manner believed by the Sub-Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

4.   Other Covenants.  The Sub-Adviser agrees that it:

     a. will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law; it being understood that the Fund shall be ultimately responsible for its own compliance with such applicable rules and regulations; the Investment Adviser shall be responsible for its own compliance with such applicable rules and regulations; and the Sub-Adviser shall be responsible for its own compliance with such rules and regulations;

     b. will use the comparable level of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities consistent with its fiduciary obligations under any relevant applicable law;

     c. will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the SubAdviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized, subject to the prior approval of the Company's Board of Directors, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the SubAdviser to the Fund. In addition, the Sub-Adviser is authorized to take into account the sale of shares of the Company in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Adviser, Sub-Adviser or the Company's principal underwriter), provided that the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Sub-Adviser, the Investment Adviser, the Company's principal underwriter, or any affiliated person of either the Company, the Investment Adviser, Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission through rules, regulations, decisions and no-action letters; and

     d. will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of it and its affiliates. When the Sub-Adviser makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the commercial department maintained by it or one of its affiliates.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the Investment Company Act of 1940 (the "1940 Act"), the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions, stamp taxes and other transaction charges, if any) purchased or sold for the Fund.

7. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8. Duration and Termination. This Agreement shall become effective as of the date of its execution, and (a) unless otherwise terminated, shall continue until February 28, 1995 and from year to year thereafter so long as approved annually in accordance with the 1940 Act and the rules thereunder; (b) may be terminated without penalty on sixty (60) days' written notice to the Sub-Adviser (i) by the Investment Adviser, (ii) by vote of the Board of Directors of the Company or
(iii) by vote of a majority of the outstanding voting securities of the Fund;
(c) shall automatically terminate in the event of its assignment or the termination of the Advisory Agreement between the Investment Adviser and the Company; and (d) may be terminated without penalty by the Sub-Adviser on sixty
(60) days' written notice to the Investment Adviser and the Company.

9. Amendment of this Agreement. This Agreement may be amended in accordance with the 1940 Act.

10. Miscellaneous. For purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Massachusetts law.

                    FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY
                    By: /s/ Mary Ellen Stanek
                        Title: President

                         PORTICO FUNDS, INC.
                    By: /s/ Miriam Allison
                        Title:

                         STATE STREET BANK AND TRUST COMPANY
                    By: /s/ Nadine A. Lynch
                        Title:




                                                                  Exhibit (5)(i)

              ADDENDUM NO. 4 TO THE INVESTMENT ADVISORY AGREEMENT

     This Addendum, dated as of the 1st day of August, 1995, is entered into between PORTICO FUNDS, INC. (the "Company"), a Wisconsin corporation, and Firstar Investment Research and Management Company (the "Investment Adviser").

     WHEREAS, the Company and the Investment Adviser have entered into an Investment Advisory Agreement dated as of March 27, 1992 (the "Advisory Agreement"), pursuant to which the Company appointed the Investment Adviser to act as investment adviser to the Company for its Balanced Fund;

     WHEREAS, Section 1(b) of the Advisory Agreement provides that in the event the Company establishes one or more additional investment portfolios with respect to which it desires to retain the Investment Adviser to act as the investment adviser under the Advisory Agreement, the Company shall so notify the Investment Adviser in writing, and if the Investment Adviser is willing to render such services it shall notify the Company in writing, and the compensation to be paid to the Investment Adviser shall be that which is agreed to in writing by the Company and the Investment Adviser; and

     WHEREAS, pursuant to Section 1(b) of the Advisory Agreement, the Company has notified the Investment Adviser that it has established the MicroCap Fund and that it desires to retain the Investment Adviser to act as the investment adviser therefor, and the Investment Adviser has notified the Company that it is willing to serve as investment adviser for the MicroCap Fund (the "Fund");

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Appointment. The Company hereby appoints the Investment Adviser to act as investment adviser to the Company for the MicroCap Fund for the period and the terms set forth herein and in the Advisory Agreement. The Investment Adviser hereby accepts such appointment and agrees to render the services set forth herein and in the Advisory Agreement, for the compensation herein provided.

     2. Compensation. For the services provided and the expenses assumed with respect to the MicroCap Fund pursuant to the Advisory Agreement and this Addendum, the Company will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor (a) 4/10 of the gross income earned by the Fund on the loan of its securities (excluding capital gains and losses if any), plus (b) a fee, computed daily and paid monthly, at the annual rate of 1.50% of the Fund's average daily net assets.

     3. Miscellaneous. Except to the extent supplemented hereby, the Advisory Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as supplemented hereby.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum as of the date and year first above written.

                    PORTICO FUNDS, INC.
                 By:/s/ Mary Ellen Stanek
                     Title:Vice President

                  FIRSTAR INVESTMENT RESEARCH AND MANAGEMENT COMPANY
                 By:/s/Dennis Wallestad
                     Title:Vice President




                                                                  Exhibit (5)(j)

              ADDENDUM NO. 5 TO THE INVESTMENT ADVISORY AGREEMENT

     This Addendum, dated as of the     day of          , 1995, is entered into
                                    ---        ---------
between PORTICO FUNDS, INC. (the "Company"), a Wisconsin corporation, and Firstar Investment Research and Management Company (the "Investment Adviser").

     WHEREAS, the Company and the Investment Adviser have entered into an Investment Advisory Agreement dated as of March 27, 1992 (the "Advisory Agreement"), pursuant to which the Company appointed the Investment Adviser to act as investment adviser to the Company for its Balanced Fund;

     WHEREAS, Section 1(b) of the Advisory Agreement provides that in the event the Company establishes one or more additional investment portfolios with respect to which it desires to retain the Investment Adviser to act as the investment adviser under the Advisory Agreement, the Company shall so notify the Investment Adviser in writing, and if the Investment Adviser is willing to render such services it shall notify the Company in writing, and the compensation to be paid to the Investment Adviser shall be that which is agreed to in writing by the Company and the Investment Adviser; and

     WHEREAS, pursuant to Section 1(b) of the Advisory Agreement, the Company has notified the Investment Adviser that it has established the Balanced Income Fund and that it desires to retain the Investment Adviser to act as the investment adviser therefor, and the Investment Adviser has notified the Company that it is willing to serve as investment adviser for the Balanced Income Fund (the "Fund");

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Appointment. The Company hereby appoints the Investment Adviser to act as investment adviser to the Company for the Balanced Income Fund for the period and the terms set forth herein and in the Advisory Agreement. The Investment Adviser hereby accepts such appointment and agrees to render the services set forth herein and in the Advisory Agreement, for the compensation herein provided.

     2. Compensation. For the services provided and the expenses assumed with respect to the Balanced Income Fund pursuant to the Advisory Agreement and this Addendum, the Company will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor (a) 4/10 of the gross income earned by the Fund on the loan of its securities (excluding capital gains and losses if any), plus (b) a fee, computed daily and paid monthly, at the annual rate of
 .75% of the Fund's average daily net assets.

     3. Miscellaneous. Except to the extent supplemented hereby, the Advisory Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as supplemented hereby.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum as of the date and year first above written.

                    PORTICO FUNDS, INC.
                    By:
                        ----------------------
                         Title:
                                --------------

                    FIRSTAR INVESTMENT RESEARCH AND MANAGEMENT COMPANY
                    By:
                        ----------------------

                         Title:
                                --------------



                                                                  Exhibit (6)(a)

                             DISTRIBUTION AGREEMENT

                                January 1, 1995

B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin  53095

Ladies and Gentlemen:

     This is to confirm that in consideration of the agreements hereinafter contained, the undersigned, Portico Funds, Inc., a Wisconsin corporation ("Portico Funds"), has agreed that you shall be, for the period of this Agreement, the distributor of shares of Common Stock (the "Shares") of Portico Funds' Money Market Fund, Tax-Exempt Money Market Fund, Growth and Income Fund, Short-Term Bond Market Fund, Bond IMMDEX/TM Fund, Special Growth Fund, U.S. Government Money Market Fund, Equity Index Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, Balanced Fund, MidCore Growth Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, International Equity Fund and other such funds as may be contemplated (the "Funds").

     1.   Services as Distributor

     1.1 You will act as agent for the distribution of Shares in accordance with the instructions of Portico Funds' Board of Directors and the registration statement and prospectuses then in effect with respect to the Funds under the Securities Act of 1933, as amended, and will transmit promptly any orders received by you for the purchase or redemption of Shares either directly to Portico Funds' transfer agent for the Fund involved or to any qualified broker/dealer for transmittal to said agent.

     1.1(a) You agree to use your best efforts to solicit orders for the sale of Shares. You shall cause expenses to be paid for appropriate activities which you deem reasonable which are primarily intended to result in the sale of Shares, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. In addition, you will provide one or more persons, during normal business hours, to respond to telephone questions with respect to the Funds. It is contemplated that you may enter into selling agreements with qualified broker/dealers and other persons with respect to the offering of Shares to the public, and in so doing you will act only on your own behalf as principal.
     1.1(b) All Shares of the Funds offered for sale by you shall be offered for sale to the public at a price per share (the "offering price") equal to (a) their net asset value (determined in the manner set forth in Portico Funds' Articles of Incorporation and then current prospectuses) plus, except to those classes of persons set forth in the then current prospectuses (b) a sales charge which shall be the percentage of the offering price of such shares as set forth in Portico Funds' then current prospectuses. The offering price, if not an exact multiple of one cent, shall be adjusted to the nearest cent. Concessions by you to broker/dealers and other persons shall be set forth in either the selling agreements between you and such broker/dealers and persons or, if such concessions are described in Portico Funds' then current prospectuses for the Fund, shall be as so set forth. No broker/dealer or other person who enters into a selling agreement with you shall be authorized to act as agent for Portico Funds in connection with the offering or sale of its Shares to the public or otherwise.

     1.1(c) If any Shares sold by Portico Funds are redeemed or repurchased by Portico Funds or by you as agent or are tendered for redemption within seven business days after the date of confirmation of the original purchase of said Shares, you shall forfeit the amount above the net asset value received by you in respect of such Shares, provided that the portion, if any, of such amount re-allowed by you to broker/dealers or other persons shall be repayable to Portico Funds only to the extent recovered by you from the broker/dealer or other person concerned. You shall include in the forms of agreement with such broker/dealers and other persons a corresponding provision for the forfeiture by them of their concession with respect to Shares sold by them or their principals and redeemed or repurchased by Portico Funds or by you as agent (or tendered for redemption) within seven business days after the date of confirmation of such initial purchases.
     1.2 You shall act as distributor of the Shares in compliance with all applicable laws, rules and regulations, including, without limitation, all rules and regulations made or adopted pursuant to the Investment Company Act of 1940, as amended, by the Securities and Exchange Commission or any securities association registered under the Securities Exchange Act of 1934, as amended.

     1.3 Whenever in their judgment such action is warranted by market, economic or political conditions, or by circumstances of any kind, Portico Funds' officers may decline to accept any orders for, or make any sales of, any Shares until such time as they deem it advisable to accept such orders and to make such sales and Portico Funds shall advise you promptly of such determination.

     1.4 Portico Funds agrees to pay all costs and expenses in connection with the registration of Shares under the Securities Act of 1933, as amended, and to be responsible for all expenses in connection with maintaining facilities for the issue and transfer of Shares and for supplying information, prices and other data to be furnished by Portico Funds hereunder.

     1.5 Portico Funds agrees to execute any and all documents and to furnish any and all information and otherwise to take all actions which may be reasonably necessary in the discretion of Portico Funds' officers in connection with the qualification of Shares for sale in such states as you may designate to Portico Funds and Portico Funds may approve, and Portico Funds agrees to pay all expenses which may be incurred in connection with such qualification. You shall pay all expenses connected with your own qualification as a broker under State or Federal laws and, except as otherwise specifically provided in this agreement, all other expenses incurred by you in connection with the sale of Shares as contemplated in this agreement.

     1.6 Portico Funds shall furnish you from time to time, for use in connection with the sale of Shares, such information with respect to Portico Funds and the Shares as you may reasonably request, and Portico Funds warrants that the statements contained in any such information, when so signed by Portico Funds' officers, shall be true and correct. Portico Funds also shall furnish you upon request with: (a) annual audited reports of Portico Funds' books and accounts with respect to each of the Funds, made by independent public accountants regularly retained by Portico Funds, (b) semi-annual reports with respect to each of the Funds prepared by Portico Funds, and (c) from time to time such additional information regarding Portico Funds' financial condition as you may reasonably request.

     1.7 Portico Funds represents to you that all registration statements and prospectuses filed by Portico Funds with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Shares have been prepared in conformity with the requirements of said Act and rules and regulations of the Securities and Exchange Commission thereunder. As used in this agreement the terms "registration statement" and "prospectus" shall mean any registration statement and prospectus (together with the related statement of additional information) filed with the Securities and Exchange Commission with respect to any of the Shares and any amendments and supplements thereto which at any time shall have been filed with said Commission. Portico Funds represents and warrants to you that any registration statement and prospectus, when such registration statement becomes effective, will contain all statements required to be stated therein in conformity with said Act and the rules and regulations of said Commission; that all statements of fact contained in the registration statement and prospectus will be materially true and correct when such registration statement becomes effective; and that neither the registration statement nor any prospectus when such registration statement becomes effective will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Portico Funds may but shall not be obligated to propose from time to time such amendment or amendments to any registration statement and such supplement or supplements to any prospectus as, in the light of future developments, may, in the opinion of Portico Funds' counsel, be necessary or advisable. If Portico Funds shall not propose such an amendment or amendments and/or supplement or supplements within fifteen days after receipt by Portico Funds of a written request from you to do so, you may, at your option, terminate this agreement. Portico Funds shall not file any amendment to the registration statement or supplement to any prospectus without giving you reasonable notice thereof in advance; provided, however, that nothing contained in this agreement shall in any way limit Portico Funds' right to file at any time such amendments to any registration statement and/or supplements to any prospectus, of whatever character, as Portico Funds may deem advisable, such right being in all respects absolute and unconditional.

     1.8 Portico Funds authorizes you to use any prospectus, in the form furnished to you from time to time, in connection with the sale of Shares. Portico Funds agrees to indemnify, defend and hold you, your several officers and directors, and any person who controls you within the meaning of Section 15 of the Securities Act of 1933, as amended, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which you, your officers and directors, or any such controlling person, may incur under the Securities Act of 1933, as amended, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in either any registration statement or any prospectus or necessary to make the statements in either thereof not misleading; provided, however, that Portico Funds' agreement to indemnify you, your officers or directors, and any such controlling person shall not be deemed to cover any claims, demands, liabilities or expenses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the registration statement or prospectus in reliance upon and in conformity with written information furnished to Portico Funds or its counsel by you and used in the preparation thereof; and provided further that Portico Funds' agreement to indemnify you and Portico Funds' representations and warranties herein set forth shall not be deemed to cover any liability to Portico Funds or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties under this agreement. Portico Funds' agreement to indemnify you, your officers and directors, and any such controlling person, as aforesaid, is expressly conditioned upon Portico Funds' being notified of any action brought against you, your officers or directors, or any such controlling person, such notification to be given by letter or by telegram addressed to Portico Funds at its principal office within ten days after the summons or other first legal process shall have been served. The failure so to notify Portico Funds of any such action shall not relieve Portico Funds from any liability which Portico Funds may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of Portico Funds' indemnity agreement contained in this paragraph 1.8. Portico Funds will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, such defense shall be conducted by counsel of good standing chosen by Portico Funds and approved by you. In the event Portico Funds elects to assume the defense of any such suit and retain counsel of good standing approved by you which approval shall not be unreasonably withheld, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case Portico Funds does not elect to assume the defense of any such suit, or in case you do not approve of counsel chosen by Portico Funds, Portico Funds will reimburse you, your officers and directors, or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by you or them. Portico Funds' indemnification agreement contained in this paragraph 1.8 and Portico Funds' representations and warranties in this agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of you, your officers and directors, or any controlling person, and shall survive the delivery of any Shares. This agreement of indemnity will inure exclusively to your benefit, to the benefit of your several officers and directors, and their respective estates, and to the benefit of any controlling persons and their successors. Portico Funds agrees promptly to notify you of the commencement of any litigation or proceedings against Portico Funds or any of its officers or directors in connection with the issue and sale of any of the Shares.

     1.9 You agree to indemnify, defend and hold Portico Funds, its several officers and directors, and any person who controls Portico Funds within the meaning of Section 15 of the Securities Act of 1933, as amended, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Portico Funds, its officers or directors, or any such controlling person, may incur under the Securities Act of 1933, as amended, or under common law or otherwise, but only to the extent that such liability or expense incurred by Portico Funds, its officers or directors, or such controlling person resulting from such claims or demands, shall arise out of or be based upon any untrue, or alleged untrue, written statement of a material fact contained in information furnished by you to Portico Funds or its counsel and used in Portico Funds' registration statement or in the corresponding statements made in the prospectus, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished by you to Portico Funds or its counsel and required to be stated in such answers or necessary to make such information not misleading. Your agreement to indemnify Portico Funds, its officers and directors, and any such controlling person, as aforesaid, is expressly conditioned upon your being notified of any action brought against Portico Funds, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to you at your principal office within ten days after the summons or other first legal process shall have been served. You shall have the right to control the defense of such action, with counsel of your own choosing, satisfactory to Portico Funds, if such action is based solely upon such alleged misstatement or omission on your part, and in any other event Portico Funds, its officers or directors or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action.
The failure so to notify you of any such action shall not relieve you from any liability which you may have to Portico Funds, its officers or directors, or to such controlling person by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of your indemnity agreement contained in this paragraph 1.9.

     1.10 No Shares shall be offered by either you or Portico Funds under any of the provisions of this agreement and no orders for the purchase or sale of such Shares hereunder shall be accepted by Portico Funds if and so long as the effectiveness of the registration statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the Securities Act of 1933, as amended, or if and so long as current prospectuses as required by Section 10 of said Act, as amended, are not on file with the Securities and Exchange Commission; provided, however, that nothing contained in this paragraph 1.10 shall in any way restrict or have an application to or bearing upon Portico Funds' obligation to repurchase Shares from any shareholder in accordance with the provisions of the prospectus or Articles of Incorporation.

     1.11 Portico Funds agrees to advise you promptly in writing:

            (a) of any request by the Securities and Exchange Commission for amendments to the registration statement or prospectus then in effect;

            (b) in the event of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the registration statement or prospectuses then in effect or the initiation of any proceeding for that purpose;

            (c) of the happening of any event which makes untrue any statement of a material fact made in the registration statement or prospectuses then in effect or which requires the making of a change in such registration statement or prospectuses in order to make the statements therein not misleading; and

            (d) of all actions of the Securities and Exchange Commission with respect to any amendments to any registration statement or prospectus which may from time to time be filed with the Securities and Exchange Commission.

     2.   Term

     2.1 This agreement shall become effective as the date hereof and, unless sooner terminated, shall continue until February 28, 1996, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) Portico Funds' Board of Directors or (ii) the vote of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding Shares, provided that in either event its continuance also is approved by a majority of Portico Funds' directors who are not "interested persons" (as defined in said Act) of any party to this agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This agreement is terminable without penalty, on not less than 60 days' notice, by Portico Funds' Board of Directors, by vote of the holders of a majority (as defined in said Act) of the Fund's outstanding Shares, or by you. This agreement will also terminate automatically in the event of its assignment (as defined in said Act).

     3.   Miscellaneous

     3.1 Portico Funds recognizes that from time to time your directors, officers and employees may serve as directors, officers and employees of other corporations (including other investment companies) and that such other corporations may include the name B.C. Ziegler and Company as part of their name, and that you or your affiliates may enter into investment advisory or other agreements with such other corporations.

     3.2 You agree on behalf of yourself and your employees to treat confidentially and as proprietary information of Portico Funds all records and other information relative to the Funds and prior, present or potential shareholders of the Funds (and clients of said shareholders), and not to use such records and information for any purpose other than performance of your responsibilities and duties hereunder, except after prior notification to and approval in writing by Portico Funds, which approval shall not be unreasonably withheld and may not be withheld where you may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Portico Funds.

     3.3 No provision of this agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which an enforcement of the change, waiver, discharge or termination is sought.

     3.4  This agreement shall be governed by Wisconsin law.

     Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                              Very truly yours,

                              PORTICO FUNDS, INC.
                              By: /s/ J M Wade
                                      (Authorized Officer)

Accepted:
B.C. ZIEGLER AND COMPANY
By: /s/ Robert J. Tuszynski
   (Authorized Officer)




                                                                  Exhibit (6)(b)

                  ADDENDUM NO. 1 TO THE DISTRIBUTION AGREEMENT

     This Addendum, dated as of the 1st day of August, 1995, is entered into between Portico Funds, Inc. (the "Company"), a Wisconsin corporation, and B.C. Ziegler and Company, a Wisconsin corporation ("BCZ").

     WHEREAS, the Company and BCZ have entered into a Distribution Agreement dated as of January 1, 1995 (the "Distribution Agreement"), pursuant to which the Company appointed BCZ to provide distribution services to the Company for its Money Market Fund, TaxExempt Money Market Fund, Growth and Income Fund, Short-Term Bond Market Fund, Bond IMMDEX/TM Fund, Special Growth Fund, U.S. Government Money Market Fund, Equity Index Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, Balanced Fund, MidCore Growth Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, International Equity Fund and any other Portico Funds that may be contemplated;

     WHEREAS, the Company is establishing one additional investment portfolio to be known as the MicroCap Fund and desires to retain BCZ to act as the distributor under the Distribution Agreement; and

     WHEREAS, BCZ is willing to serve as distributor for theMicroCap Fund (the "Fund");
     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Appointment. The Company hereby appoints BCZ to act distributor to the Company for the MicroCap Fund for the period and the terms set forth herein and in the Distribution Agreement. BCZ hereby accepts such appointment and agrees to render the services set forth herein and in the Distribution Agreement.

     2. Miscellaneous. Except to the extent supplemented hereby, the Distribution Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as supplemented hereby.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum as of the date and year first above written.

                              PORTICO FUNDS, INC.
                              By:/s/ Mary Ellen Stanek
                                  Title:Vice President

                              B.C. ZIEGLER AND COMPANY
                              By:/s/ Robert J. Tuszynski
                                  Title:Vice President




                                                                  Exhibit (6)(c)

                  ADDENDUM NO. 2 TO THE DISTRIBUTION AGREEMENT

     This Addendum, dated as of the     day of            , 1995, is entered
                                    ---        -----------
into between Portico Funds, Inc. (the "Company"), a Wisconsin corporation, and B.C. Ziegler and Company, a Wisconsin corporation ("BCZ").

     WHEREAS, the Company and BCZ have entered into a Distribution Agreement dated as of January 1, 1995 and amended as of August 1, 1995, (the "Distribution Agreement"), pursuant to which the Company appointed BCZ to provide distribution services to the Company for its Money Market Fund, Tax-Exempt Money Market Fund, Growth and Income Fund, Short-Term Bond Market Fund, Bond IMMDEX/TM Fund, Special Growth Fund, U.S. Government Money Market Fund, Equity Index Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, Balanced Fund, MidCore Growth Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, International Equity Fund, MicroCap Fund and any other Portico Funds that may be contemplated;

     WHEREAS, the Company is establishing one additional investment portfolio to be known as the Balanced Income Fund and desires to retain BCZ to act as the distributor under the Distribution Agreement; and

     WHEREAS, BCZ is willing to serve as distributor for the Balanced Income Fund (the "Fund");

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Appointment. The Company hereby appoints BCZ to act as distributor to the Company for the Balanced Income Fund for the period and the terms set forth herein and in the Distribution Agreement. BCZ hereby accepts such appointment and agrees to render the services set forth herein and in the Distribution Agreement.

     2. Miscellaneous. Except to the extent supplemented hereby, the Distribution Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as supplemented hereby.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum as of the date and year first above written.

                              PORTICO FUNDS, INC.
                              By:
                                   ------------------
                                 Title:
                                        -------------

                              B.C. ZIEGLER AND COMPANY
                              By:
                                   ------------------
                                 Title:
                                        -------------






                                                                     Exhibit (7)
                              PORTICO FUNDS, INC.

                           DEFERRED COMPENSATION PLAN

   1. Eligibility. Each Director of the Board of Directors of Portico Funds, Inc. (the "Company") shall be eligible to participate in the Portico Funds, Inc. Deferred Compensation Plan (the "Plan").

   2.  Terms of Participation

       (a) A Director may elect to participate in the Plan by signing the Deferred Compensation Agreement (the "Agreement") in the form attached hereto and incorporated by reference herein. A Director's participation will commence on January 1 of the calendar year immediately following the year in which the Director executed the Agreement, except that when a Director executes an Agreement within 30 days of the Plan's effective date or within 30 days of first becoming eligible to participate in the Plan, participation will commence on the date of the Agreement.

       (b) Participation in the Plan will continue until the Director furnishes written notice to the Company that the Director terminates his participation in the Plan or until such time as the Company terminates the Plan pursuant to Section 6 below. Termination by a Director shall be made by written notice delivered or mailed to the Treasurer of the Company (the "Treasurer") no later than December 31 of the calendar year preceding the calendar year in which such termination is to take effect.

       (c) A Director who has terminated his participation may subsequently elect to participate in the Plan by executing a new Agreement in accordance with subsection (a) above.

       (d) A Director may alter the amount of deferral for any future calendar year, and/or elect a new date on which to receive amounts deferred in future calendar years, if the Director and the Company enter into a new Agreement on or before December 31 of the calendar year preceding the calendar year for which the new Agreement is to take effect. For each new Agreement which changes the date of receipt of deferred amounts, a new record account (the "Deferred Compensation Account" or "Account") will be established for the Director.

   3.  Deferred Compensation Account.  While a Director participates in the
Plan pursuant to an Agreement, all deferred compensation payable by the Company for the Director's services shall be credited to the Director's Deferred Compensation Account under the applicable Agreement. A Director shall allocate amounts in his Account(s) among the investment options available under the Plan by submitting a written request to the Treasurer (or his delegate) on such form as may be required by the Treasurer prior to the date deferrals are scheduled to begin. The Board of Directors (the "Board") shall specify from time to time the investment options available under the Plan. The Director may request that the investment allocation of his Account, including past as well as future deferrals, be changed by submitting a written request to the Treasurer (or his delegate) on such form as may be required by the Treasurer, or by telephoning the Treasurer (or his delegate). Such changes shall become effective as soon as administratively feasible after the Treasurer receives such request.

   The Director's Account(s) will be credited with any income, gains, and losses that would have been realized if amounts equal to the deferred amounts had been invested in accordance with the Director's allocation election on the date such deferred amounts were credited to the Director's Account(s). For this purpose, any amounts that would have been received, had amounts been invested as described above, from a chosen investment option will be treated as if reinvested in that option on the date such amounts would have been received.

   4. Distribution. As of January 31 of the year chosen by the Director in the applicable Agreement, or if earlier, as of January 31 of the year following the year in which the Director dies, retires, resigns, becomes disabled or otherwise ceases to be a member of the Board, the total amount credited to the Director's Account under the applicable Agreement shall be distributed to the Director (or upon his death, to his designated beneficiary) in accordance with one of the alternatives set forth below. Selection of an alternative shall be made at the time the Director executes the Agreement.

       (i)  One single-sum payment; or

       (ii) Any number of approximately equal annual installments for a period of two to 15 years. Installments shall be paid annually as of January 31 until the balance in the Director's Account is exhausted.

   A Director may elect in writing to have distribution of his Account occur in a lump sum, or commence in installments, on a January 31 earlier than the date elected in the Agreement. However, if such an election is made, the Director will forfeit 6% of his Account balance as of the new date elected for commencement of payments.

   The amount of each installment payment, other than the final payment, shall be equal to 1/n multiplied by the balance in the Director's Account as of the previous December 31, where "n" equals the number of payments yet to be made. The final payment will equal the balance in the Director's Account as of the previous December 31. For example, if payments are to be made in ten annual installments commencing on January 31, 2000, the first payment will be equal to 1/10th of the December 31, 1999 balance in the Account, and the following year's payment would be equal to 1/9th of the December 31, 2000 balance.

   If the balance in the Director's Account as of the date of the first scheduled payment is less than $2,000, the Company shall instead pay such amount in a single-sum as of that date. Further, the Director may not select a period of time which will cause an annual payment to be less than $1,000. Notwithstanding the foregoing, in the event the Director ceases to be a Director of the Company and becomes a proprietor, officer, partner, employee, or otherwise becomes affiliated with any business or entity that is in competition with the Company, or becomes employed by any governmental agency having jurisdiction over the affairs of the Company, the Company reserves the right at the sole discretion of the Board to make an immediate single-sum payment to the Director in an amount equal to the balance in the Director's Account at that time.

   Notwithstanding the preceding two paragraphs, the Company may at any time make a single-sum payment to the Director (or surviving beneficiary) equal to a part or all of the balance in the Director's Accounts upon a showing of an unforeseeable financial emergency caused by circumstances beyond the control of the Director (or surviving beneficiary) which would result in severe financial hardship if such payments were not made. The determination of whether such emergency exists shall be made at the sole discretion of the Board (with the Director requesting the payment not participating in the discussion or the decision). The amount of the payment shall be limited to the amount necessary to meet the financial emergency, and any remaining balance in the Director's Accounts shall thereafter be paid at the time and in the manner otherwise set forth in this Section.

   If there is no beneficiary designation in effect at the Director's death or the designated beneficiary is dead at the Director's death, any amounts in the Director's Accounts shall be paid in a single-sum to the Director's Estate. If the designated beneficiary dies after beginning to receive installment payments, any amounts payable from the Director's Accounts shall be paid in a single-sum to the beneficiary's estate at the beneficiary's death.

   5. Designation of Beneficiary. A Director may designate in writing any person or legal entity as his beneficiary to receive any amounts payable from his Accounts upon his death. If the Director should die without effectively designating a surviving beneficiary, his beneficiary shall be his estate.

   6. Amendment and Termination of the Plan. The Company reserves the right to amend or terminate the Plan by a Board resolution. A written notice of any such amendment or termination shall be delivered or mailed to each participating Director no later than December 31 of the calendar year preceding the calendar year in which the amendment or termination is to take effect. The balance in the Director's Accounts shall remain subject to the provisions of the Plan and distribution will not be accelerated because of the termination of the Plan.

   7.  Non-Assignability.   The right of the Director or any other person to
receive payments under this Plan or any Agreement thereunder shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Director or any beneficiary.

   8.  Miscellaneous

       (a) The Company shall not be required to fund or secure in any way its obligations hereunder. Nothing in the Plan or in any Agreement thereunder and no action taken pursuant to the provisions of the Plan or of any Agreement thereunder shall be construed to create a trust or a fiduciary relationship of any kind. Payments under the Plan and any Agreement thereunder shall be made when due from the general assets of the Company. Neither a Director nor his designated beneficiary shall acquire any interest in such assets by virtue of the Plan or any Agreement thereunder. This Plan constitutes a mere promise by the Company to make benefit payments in the future, and to the extent that a Director or his designated beneficiary acquires a right to receive any payment from the Company under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company. The Company and Director intend for this Plan to be unfunded for tax purposes and for the purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.

   (b) The Company shall have full power and authority to interpret, construe and administer this Plan and any Agreement thereunder and its interpretation and construction thereof, and actions thereunder, including any valuation of the Director's Accounts, or the amount or recipient of the payment to be made therefrom, shall be binding and conclusive on all persons for all purposes. The Company shall not be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan and any Agreement thereunder unless attributable to its own willful misconduct or lack of good faith.

   (c) To the extent required by law, the Company shall withhold federal or state income or employment taxes from any payments under the Plan or any Agreement thereunder and shall furnish the Director (or beneficiary) and the applicable governmental agency or agencies with such reports, statements or information as may be required in connection with such payments.

   (d) If the Company shall find that any person to whom any payment is payable under this Plan or any Agreement thereunder is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefore shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a parent, or a brother or sister, or to any person deemed by the Company to have incurred expense for the person who is otherwise entitled to payment, in such manner and proportions as the Company may determine. Any such payment shall serve to discharge the liability of the Company under this Agreement to make payment to the person who is otherwise entitled to payment.

   (e) All expenses incurred in administering this Plan and any Agreement thereunder shall be paid by the Company.

   (f) Nothing in this Plan or any Agreement thereunder shall be construed as conferring any right on the part of the Director to be or remain a Director of the Company or to receive any particular amount of Director's fees.

   (g) This Plan and any Agreement thereunder shall be binding upon, and inure to the benefit of, the Company, its successors and assigns, and each Director and his heirs, executors, administrators, and legal representatives.

   (h) This Plan and any Agreement thereunder shall be governed by and construed under the laws of the State of Wisconsin.

                                  Adopted by the Board of Directors
Date:  September 16, 1994         /s/ W. Bruce McConnel, III
                                  W. Bruce McConnel, III Secretary of Portico
                                  Funds, Inc.



                 PORTICO FUNDS, INC. DEFERRED COMPENSATION PLAN
                      DIRECTOR ACCOUNT ALLOCATION REQUEST

   I hereby request to have my Accounts under Portico Funds, Inc. Deferred Compensation Plan invested in the following investment options in the percentages indicated as soon as administratively feasible. This request supersedes any prior requests I have made with respect to such Plan, and applies to amounts deferred in the past under the Plan as well as to future deferrals. I hereby agree to assume all risks in connection with the investment performance of the amounts which are invested in accordance with this election.

          Percentage
          Invested        Investment Option
          --------        -----------------


                      90-DAY TREASURY BILLS ACCOUNT
          ----------
                      MONEY MARKET FUND
          ----------
                      U.S. GOVERNMENT MONEY MARKET FUND
          ----------
                      U.S. TREASURY MONEY MARKET FUND
          ----------
                      TAX-EXEMPT MONEY MARKET FUND
          ----------
                      SHORT-TERM BOND MARKET FUND
          ----------
                      INTERMEDIATE BOND MARKET FUND
          ----------
                      BOND IMMDEX/TM FUND
          ----------
                      TAX-EXEMPT INTERMEDIATE BOND FUND
          ----------
                      BALANCED FUND
          ----------
                      GROWTH AND INCOME FUND
          ----------
                      EQUITY INDEX FUND
          ----------
                      MIDCORE GROWTH FUND
          ----------
                      SPECIAL GROWTH FUND
          ----------
                      INTERNATIONAL EQUITY FUND
          ----------
            100%
          ==========

DATED:                     , 19
      ---------------------    --       ------------------------
                                        Director



                                                                     Exhibit (7)

                              PORTICO FUNDS, INC.
                        DEFERRED COMPENSATION AGREEMENT

This Agreement is entered into this      day of            , 19  , between
                                    ----        -----------    --
Portico Funds, Inc. (the "Company") (consisting of the Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund, International Equity Fund, Tax-Exempt Intermediate Bond Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEX/TM Fund, Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, and Tax-Exempt Money Market Fund and any other investment portfolio which may be established by the Company in the future (each a "Portfolio" and collectively, the "Portfolios")), and
                                                        ----------------------
(the "Director").

WHEREAS, the Director will be rendering valuable services to the Company as a member of the Board of Directors (the "Board"), and the Company is willing to accommodate the Director's desire to be compensated for such services on a deferred basis;

NOW, THEREFORE, the parties hereto agree as follows:

  1. With respect to services performed by the Director for the Company on and
     after              , 19  , the Director shall defer     % of the amounts
           -------------    --                           ----
     otherwise payable to the Director for serving as a Director. The deferred compensation shall be credited to a book reserve maintained by the Company in the Director's name together with credited amounts in the nature of income, gains, and losses (the "Account(s)"). Any Account maintained for the Director shall be paid to the Director on a deferred basis in accordance with the terms of this Agreement.

  2. The Company shall credit the Director's Account as of the day such amount would have been paid to the Director if this Agreement were not in effect. Such Account shall be valued at fair market value as of the last day of the calendar year and such other dates as are necessary for the proper administration of this Agreement, and the Director shall receive a written accounting of his Account balance(s) following such valuation.

     The Director may request that all or a portion of the amount in his Account be allocated among one or more of the investment options offered by the Board under the Portico Funds, Inc. Deferred Compensation Plan (the "Plan"). The initial allocation request may be made at the time of enrollment. Once made, an investment allocation request shall remain in effect for all future amounts allocated to the Director's Account until changed by the Director. The Director may change his investment allocation for past deferrals and future deferrals by submitting a written request to the Treasurer of the Company (the "Treasurer") (or his delegate) on such form as may be required by the Treasurer or by telephoning the Treasurer (or his delegate). Such changes shall become effective as soon as administratively feasible after the Treasurer (or his delegate) receives such request. Although the Company intends to invest the amounts in the Director's Account according to the Director's requests, the Company reserves the right to invest the amounts in the Director's Account without regard to such requests.

     The Director agrees on behalf of the Director and any designated beneficiary to assume all risks in connection with the investment performance of any amounts which are invested or which continue to be invested in accordance with the investment directions of the Director. Title to and beneficial ownership of any assets, whether cash or investments, which the Company may use to pay benefits hereunder, shall at all times remain in the Company, and the Director and any designated beneficiary shall not have any property interest whatsoever in any specific assets of the Company.

  3. As of January 31,     , or if earlier, as of January 31 of the calendar
                       ----
     year following the calendar year the Director dies, retires, resigns, becomes disabled or otherwise ceases to be a member of the Board, the Company (subject to the terms of the Plan) shall: (check one)

       pay the Director (or his beneficiary) a single-sum amount equal to the balance in the Director's Account on that date; or

       commence making annual payments to the Director (or his beneficiary) for
     a period of    (two through 15) years.
                 --

     If the second box is selected, such payments shall be made on January 31st of each year in approximately equal annual installments as adjusted and computed by the Company in accordance with the terms of the Plan, with the final payment equalling the then remaining balance in the Director's Account.

     The Director may elect in writing to have distribution of his Account occur in a lump sum, or commence in installments, on a January 31, earlier than the one listed above. However, if such an election is made, the Director will forfeit 6% of his Account balance as of the new date elected for commencement of payments.

  4. In the event that the Director dies before payments have commenced or been completed under Section 3, the Company shall make payment in accordance with Section 3 to the Director's designated beneficiary, whose name and address are

     --------------------------------------

     --------------------------------------

     If there is no beneficiary designation in effect at the Director's death or the designated beneficiary is dead at the Director's death, any amounts in the Director's Account shall be paid in a single sum to the Director's estate. If the designated beneficiary dies after beginning to receive installment payments, any amounts payable from the Director's Account shall be paid in a single sum to the beneficiary's estate at the beneficiary's death.

  5. This Agreement shall remain in effect with respect to the Director's compensation for services performed as a Director of the Company in all future years unless terminated on a prospective basis in accordance with the terms of the Plan. The Director may subsequently elect to defer his compensation by executing a new Deferred Compensation Agreement. If a new Agreement is entered into which changes the date of receipt of deferred amounts, a new Director's Account will be established for purposes of crediting deferrals, income, gains, and losses under the new Agreement.
     Any new Agreement shall relate solely to compensation for services performed after the new Agreement becomes effective and shall not alter the terms of this Agreement with respect to the deferred payment of compensation for services performed during any calendar year in which this Agreement was in effect. Notwithstanding the foregoing, the Director may at any time amend the beneficiary designation hereunder by written notice to the Company.

  6. This Agreement constitutes a mere promise by the Company to make benefit payments in the future, and the right of any person to receive such payments under this Agreement shall be no greater than the right of any unsecured general creditor of the Company. The Company and Director intend for this Agreement to be unfunded for tax purposes and for the purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

  7. Any written notice to the Company referred to in this Agreement shall be made by mailing or delivering such notice to the Company, c/o Portico Funds Center, 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011, to the attention of the Treasurer. Any written notice to the Director referred to in this Agreement shall be made by delivery to the Director in person or by mailing such notice to the Director at his last known place of residence or business address.

  8. This Agreement is subject to all of the terms contained in the Plan as attached hereto and incorporated by reference herein.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                   Portico Funds, Inc.
                                   By
                                      ---------------------------
                                                           , Director
                                      ---------------------
                                   (Signature of Director)




                                                                  Exhibit (8)(a)
                              CUSTODIAN AGREEMENT

          This contract between Elan Funds, Inc., a Wisconsin corporation, hereinafter called "Elan Funds" and First Wisconsin Trust Company, a Wisconsin corporation, hereinafter called the "Custodian," is entered into as of this 29th day of July, 1988.

                                  WITNESSETH:

          WHEREAS, Elan Funds is authorized to issue shares of Common Stock in separate classes representing interests in separate portfolios of securities and other assets; and

          WHEREAS, Elan Funds intends to offer Shares representing interests in seven portfolios, the Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Income Equity Fund, Short-Intermediate Bond Fund, Bond Index Fund and Growth Equity Fund (such portfolios together with any other portfolios subsequently established by Elan Funds and made subject to this contract in accordance with paragraph 16 hereof, being herein referred to collectively as the "Funds" and individually as a "Fund").

          NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.  Definitions

          The word "securities" as used herein include stocks, shares, bonds, debentures, notes, mortgages, or other obligations and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets, including, without limitation, all income and proceeds in respect thereof.

          The words "officers' certificate" shall mean a request or direction or certification in writing signed in the name of Elan Funds by any two of the President, a Vice President, the Secretary and the Treasurer of Elan Funds, or by any other person duly authorized to sign by the Board of Directors of Elan Funds, as set forth from time to time in the certificate described in Section 2 hereof.

2.  Names, Titles and Signatures of Elan Funds' Officers

          An officer of Elan Funds will certify to Custodian the names and signatures of those persons authorized to sign the officers' certificates described in Section 1 hereof and to give oral instructions hereunder, and the names of the members of the Board of Directors, together with any changes which may occur from time to time.

3.  Appointment

          Elan Funds hereby appoints Custodian to act as custodian of the securities and moneys belonging to each of the Funds for the period and on the terms set forth in this Agreement. Custodian accepts such appointment and agrees to furnish the services herein set forth in return for the compensation provided in paragraph 11 of this Agreement. Custodian agrees to comply with all relevant provisions of the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations thereunder. In connection with said appointment, Elan Funds will deliver or cause to be delivered to Custodian all securities, other investments and moneys with respect to the Funds owned by them, including cash received for the issuance of Shares, at any time during the period of this Agreement.

4.  Receipt and Disbursement of Money

          A. Custodian shall open and maintain a separate account or accounts in the name of each Fund, subject only to draft or order by Custodian acting pursuant to the terms of this Agreement. Custodian shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of each Fund. Custodian shall make payments of cash to, or for the account of, each Fund from such cash only (a) for the purchase of securities and other investments for a Fund (including variable amount demand notes of corporate borrowers held by the Custodian for the investment of monies held by the Custodian in its capacity as fiduciary, agent and custodian) upon the delivery of such securities and investments (or upon receipt of a copy of the broker's or dealer's confirmation, the payee's invoice or comparable confirmation with respect to such securities) to Custodian, registered in the name of a Fund or of the nominee of Custodian referred to in Section 8 or in proper form for transfer, (b) for the purchase or redemption of Shares of a Fund upon delivery thereof to Elan Funds' transfer agent, (c) for the payment of interest, dividends, taxes, investment adviser's fees, administrator's fees, payments to Service Organizations (as defined in Elan Funds' prospectuses), or other operating expenses (including, without limitation thereto, fees for legal, accounting, auditing and custodian services and expenses for printing and postage), (d) for payments in connection with the conversion, exchange or surrender of securities owned or subscribed to by a Fund and held by or to be delivered to Custodian, or (e) for other proper corporate purposes certified by resolution of the Board of Directors of Elan Funds. Before making any such payment Custodian shall receive (and may rely upon) an officers' certificate requesting such payment and stating that it is for a purpose permitted under the terms of items (a), (b), (c) or (d) of this Subsection A, and also, in respect of item (e), upon receipt of an officers' certificate specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose of Elan Funds, and naming the person or persons to whom such payment is to be made; provided, however, that an officers' certificate need not precede the disbursement of cash for the purpose of purchasing a money market instrument (including investments in variable amount demand notes held by the Custodian) if the President, a Vice President, the Secretary or the Treasurer of a Fund or any other persons duly authorized by the Board of Directors issues appropriate oral instructions to Custodian and an appropriate officers' certificate is received by Custodian within two business days thereafter.

          B. Custodian is hereby authorized to endorse and collect all checks, drafts or other orders for the payment of money received by Custodian for the account of each Fund.

5.  Receipt of Securities

          Except for securities deposited in a securities depository or book-entry system pursuant to Section 14, Custodian shall hold and physically segregate in a separate account, identifiable at all times from those of any other persons, firms or corporations, pursuant to the provisions hereof, all securities and other investments received by it from or for the account of each Fund. All such securities are to be held or disposed of by Custodian for, and subject at all times to the instructions of, each Fund pursuant to the terms of this Agreement. The Custodian shall have no power or authority to assign, hypothecate, pledge or otherwise dispose of any such securities, except pursuant to the direction of a Fund and only for the account of a Fund as set forth in
Section 6 of this Agreement. In no case may any Director, officer, employee or agent of Elan Funds withdraw any securities upon his mere receipt.

6.  Transfer, Exchange, Redelivery, etc. of Securities

          Custodian agrees to transfer, exchange or deliver securities and other investments held by it hereunder only (a) for sales of such securities and other investments (including variable amount demand notes of corporate borrowers held by the Custodian for the investment of monies held by the Custodian in its capacity as fiduciary, agent and custodian) for the account of a Fund upon receipt by Custodian of payment therefor, (b) when such securities are called, redeemed or retired or otherwise become payable, (c) for examination by any broker selling any such securities in accordance with "street delivery" custom,
(d) in exchange for, or upon conversion into, other securities alone or other securities and cash whether pursuant to any plan or merger, consolidation, reorganization, recapitalization or readjustment, or otherwise, (e) upon conversion of such securities pursuant to their terms into other securities, (f) upon exercise of subscription, purchase or other similar rights represented by such securities, (g) for the purpose of exchanging interim receipts or temporary securities for definitive securities, (h) for the purpose of redeeming in kind Shares of a Fund upon delivery thereof to Custodian, or (i) for other proper purposes of Elan Funds. Before making any such transfer, exchange or delivery pursuant to items (b), (c), (d), (e), (f), and (g), securities or cash receivable in exchange therefor, or a written receipt therefor, shall have been received by Custodian. In addition, before making such transfer, exchange or delivery under this Section 6, Custodian shall receive (and may rely upon) an officers' certificate requesting such transfer, exchange or delivery, and stating that it is for a purpose permitted under the terms of items (a), (b),
(c), (d), (e), (f), (g) or (h) of this Section 6 and also, in respect of item
(i), upon receipt of an officers' certificate specifying the securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper purpose of Elan Funds, and naming the person or persons to whom delivery of such securities shall be made; provided, however, that an officers' certificate need not precede any such transfer, exchange or delivery of a money market instrument (including investments in variable amount demand notes held by the Custodian) if the President, a Vice President, the Secretary or the Treasurer of Elan Funds or any other persons duly authorized by the Board of Directors issues appropriate oral instructions to Custodian and an appropriate officers' certificate is received by Custodian within two business days thereafter.

7.  Custodian's Acts Without Instructions

          Unless and until Custodian receives an officers' certificate to the contrary, Custodian shall: (a) collect and receive for the account of each Fund all payments received in payment for Shares issued by that Fund; (b) upon receipt of notice by Elan Funds' transfer agent stating that such transfer agent is required to redeem Shares, pay the redemption proceeds therefor in accordance with the Prospectus of each Fund; (c) endorse and deposit for collection, in the name of Elan Funds, checks, drafts, or other orders for the payment of money on the same day as received; (d) present for payment all coupons and other income items held by it for the account of Fund(s) which call for payment upon presentation and hold the cash received by it upon such payment for the account of the Fund(s); (e) collect interest, dividends and other payments, with notice to the Fund(s), for the account of the Fund(s); (f) receive and hold for the account of the Fund(s) all stock dividends, rights and similar securities issued with respect to any securities held by it hereunder; (g) execute as agent on behalf of the Fund(s) all necessary ownership certificate required by the Internal Revenue Code or the Income Tax Regulations of the United States Treasury Department or under the laws of any state now or hereafter in effect, inserting the Funds' names on such certificates as the owners of the securities covered thereby, to the extent it may lawfully do so; and (h) make cash disbursements for the payment of advisory and administration fees, as well as fees payable to Service Organizations (as defined in Elan Funds' prospectuses), in accordance with the provisions of Elan Funds' agreements under which said fees are payable.

8.  Registration of Securities

          Except as otherwise directed by an officers' certificate Custodian shall register all securities and other investments, except such as are in bearer form, in the name of the Fund involved or in the name of a registered nominee of Custodian as defined in the Internal Revenue Code and any Regulations of the Treasury Department issued thereunder or in any provision of any subsequent Federal Tax law exempting such transaction from liability for stock transfer taxes, and shall execute and deliver all such certificates in connection therewith as may be required by such laws or regulations or under the laws of any state.

          Elan Funds shall from time to time furnish to Custodian appropriate instruments to enable Custodian to hold or deliver in proper form for transfer, or to register in the name of its registered nominee, any securities and other investments which it may hold for the account of the Funds and which may from time to time be registered in the name of the Funds.

9.  Voting and Other Action

          Neither Custodian nor any nominee of Custodian shall vote any of the securities held hereunder by or for the account of a Fund, except in accordance with the instructions contained in an officers' certificate. Custodian shall deliver, or cause to be executed and delivered, to Elan Funds all notices, proxies and proxy soliciting materials with relation to such securities, such proxies to be executed by the registered holder of such securities (if registered otherwise than in the name of a Fund), but without indicating the manner in which such proxies are to be voted.

10.  Transfer Tax and Other Disbursements

          The Funds shall pay or reimburse Custodian from time to time for any transfer taxes payable upon transfers of securities and other investments made hereunder, and for the other disbursements and expenses set forth in Exhibit A attached hereto, as the same is modified from time to time upon the mutual agreement of the parties.

          Custodian shall execute and deliver such certificates in connection with securities and other investments delivered to it or by it under this Agreement as may be required under the provisions of the Internal Revenue Code and any Regulations of the Treasury Department issued thereunder, or under the laws of any state, to exempt from taxation any exemptable transfers and/or deliveries of any such securities.

11.  Concerning Custodian

          Custodian shall be paid, for its services pursuant to this Agreement, such compensation as may from time to time be agreed upon in writing between the two parties. Until modified in writing such compensation shall be as set forth in Exhibit A attached hereto.

          Custodian shall not be liable for any action taken in good faith upon any certificate herein described or certified copy of any resolution of the Board of Directors, and may rely on the genuineness of any such document which it in good faith believes to have been validly executed.

          Elan Funds agrees to indemnify and hold harmless Custodian and its nominee from all taxes, charges, expenses, assessments, claims and liabilities (including counsel fees) incurred or assessed against it or by its nominee in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct; provided, however, that Custodian shall only be indemnified hereunder from assets of Elan Funds belonging to the Fund with respect to which such taxes, charges, expenses, assessments, claims and liabilities were incurred. Custodian is authorized to charge any account of the indemnifying Fund for such items. In the event of any advance of cash for any purpose made by Custodian resulting from orders or instructions of a Fund, or in the event that Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund with respect to which the same was incurred shall be security therefor.

12.  Reports by Custodian

          Custodian shall furnish Elan Funds weekly with a statement summarizing all transactions and entries for the account of each Fund. Custodian shall furnish Elan Funds at the end of every month with a list of the portfolio securities showing the aggregate cost of each issue. Custodian shall furnish each Fund, at the close of Elan Funds' fiscal year, a list showing the cost of the securities held by it for each Fund hereunder, adjusted for all commitments confirmed by each Fund as of such close, certified by a duly authorized officer of Custodian. The books and records of Custodian pertaining to its actions under this Agreement shall be open to inspection and audit at reasonable times by officers of, and of auditors and other agents employed by, Elan Funds.

13.  Termination or Assignment

     This Agreement may be terminated by Elan Funds, or by Custodian, on sixty days' notice, given in writing and sent by registered mail to Custodian at P.O. Box 2054, Milwaukee, Wisconsin 53201, or to Elan Funds, c/o Alps Securities, Inc., 600 Seventeenth Street, Suite 1605 South, Denver, Colorado 80202, as the case may be. Upon any termination of this Agreement, pending appointment of a successor to Custodian or a vote of the shareholders of Elan Funds to dissolve or to function without a custodian of its cash, securities and other property, Custodian shall not deliver cash, securities or other property of Elan Funds to it, but may deliver them to a bank or trust company in the City of Milwaukee of its own selection, having an aggregate capital, surplus and undivided profits, as shown by its last published report of not less than Two Million Dollars ($2,000,000) as a Custodian for Elan Funds to be held under terms similar to those of this Agreement; provided, however, that Custodian shall not be required to make any such delivery or payment with respect to a Fund until full payment shall have been made by Elan Funds of all liabilities constituting a charge on or against the properties then held by Custodian or on or against Custodian, with respect to said Fund, and until full payment shall have been made to Custodian with respect to said Fund of all its fees, compensation, costs and expenses, subject to the provisions of Section 11 of this Agreement.

          This Agreement may not be assigned by Custodian without the consent of Elan Funds, authorized or approved by a resolution of its Board of Directors.

          In the event that in connection with termination a successor to any of the Custodian's duties or responsibilities hereunder is designated by Elan Funds by written notice to the Custodian, the Custodian will promptly, upon such termination and at the expense of Elan Funds, transfer to such successor all books and records of the Elan Funds.

14. Deposits of Securities in Securities Depositories and Federal Reserve/Treasury Book-Entry System

          No provision of this Agreement shall be deemed to prevent the use by Custodian of a central securities clearing agency, securities depository or the Federal Reserve/Treasury book-entry system for United States and federal securities, provided, however, that Custodian and the central securities clearing agency, securities depository or book-entry system meets all applicable federal and state laws and regulations including, without limitation, Rule 17f-4 under the 1940 Act, and the Board of Directors of Elan Funds approves by resolution the use of such central securities clearing agency, securities depository or book-entry system.

15.  Subcustodians

          Custodian is hereby authorized to engage, at its own expense, another bank or trust company as a subcustodian for all or any part of a Fund's assets, so long as any such bank or trust company is a bank or trust company organized under the laws of any state of the United States or under the laws of the United States having an aggregate capital, surplus and undivided profits, as shown by its last published report, of not less than Two Million Dollars ($2,000,000) and provided further that, if the Custodian utilizes the services of a subcustodian, the Custodian shall remain responsible for the performance of all its duties under this Agreement and shall be as fully liable and responsible under the terms of this Agreement for any losses caused to a Fund by the subcustodian as it would have been if the Custodian had itself caused such losses.

16.  Additional Portfolios

          In the event that Elan Funds establishes one or more portfolios of shares in addition to the Funds with respect to which it desires to have the Custodian render services as Custodian under the terms hereof, it shall notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such portfolio will become a Fund hereunder, and shall be maintained and accounted for by the Custodian on a discrete basis.

17.  Records

          Custodian shall keep and maintain appropriate books and records for each Fund with respect to its duties hereunder. The books and records pertaining to the Funds which are in the possession of Custodian shall be the property of Elan Funds. Such books and records shall be prepared and maintained as required by the 1940 Act and other applicable securities laws and rules and regulations. Upon the reasonable request of Elan Funds, copies of any such books and records shall be provided by Custodian to Elan Funds or its authorized representatives at Elan Funds' expense.

18.  Correspondence

          Custodian will answer correspondence from securities brokers and others relating to its duties hereunder and such other correspondence as may from to time be mutually agreed upon between Custodian and Elan Funds.

19.  Cooperation With Accountants

          Custodian shall cooperate with Elan Funds' independent public accountants and shall take all reasonable action in the performance of its obligations under this Agreement to assure that the necessary information is made available to such accountants for the expression of their unqualified opinion, as such may be required by Elan Funds from time to time.

20.  Equipment Failures

          In the event of equipment failures beyond Custodian's control, Custodian shall, at no additional expense to Elan Funds, take reasonable steps to minimize service interruptions but shall have no liability with respect thereto. Custodian shall enter into and maintain in effect with appropriate parties one or more agreements making reasonable provision for emergency use of electronic data processing equipment to the extent appropriate equipment is available.

21.  Amendment

          This Agreement may be amended by mutual written consent of the parties. If, at any time during the existence of this Agreement, Elan Funds deems it necessary or advisable in the best interests of Elan Funds that any amendment of this Agreement be made in order to comply with the recommendations or requirements of the Securities and Exchange Commission or state regulatory agencies or other governmental authority, or to obtain any advantage under state or federal laws, and shall notify Custodian of the form of amendment which is deemed necessary or advisable and the reasons therefor, and if Custodian declines to assent to such amendment, Elan Funds may terminate this Agreement forthwith.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and their respective seals to be affixed hereto as of the date first above-written by their respective officers thereunto duly authorized.

          Executed in several counterparts, each of which is an original.

(SEAL)
Attest:                            FIRST WISCONSIN TRUST COMPANY
/s/  Andrea Lydolph                By /s/  James D. Hintz
     Assistant Secretary                Vice President

(SEAL)
Attest:                            ELAN FUNDS, INC.
/s/  W. Bruce McConnel, III        By /s/  James M. Wade
     Secretary                          President


                                                                       Exhibit A
                         FIRST WISCONSIN TRUST COMPANY
                             MUTUAL FUND CUSTODIAL
                            AGENT SERVICE ANNUAL FEE

Annual Fee per Fund based on market value of assets:
$1.00 per $1,000 on the first $5,000,000
$ .50 per $1,000 on the next $5,000,000
$ .25 per $1,000 on the next $40,000,000
$ .20 per $1,000 on the balance

                        Minimum Annual Fee $900 per Fund

     Investment Transactions: Purchase, sale, exchange, tender, redemption (maturity), receipt, delivery

     $17.00 per Book Entry Securities (Depository or Federal System) $25.00 per Definitive Securities (Physical)
     $75.00  per Euroclear
     $ 8.00  per Principal reduction on pass-through certificates
     $35.00  per Option/Futures Contract
     $12.00  per variation margin transaction

Extraordinary expenses based on time and complexity involved.

Out-of-Pocket Expenses:  Charged to the account.

Fees are billed quarterly based on the value at the beginning of the quarter.



                                                                  Exhibit (8)(b)

                              CUSTODIAN AGREEMENT
                              (Equity Index Fund)

First Wisconsin Trust Company
P.O. Box 2054
Milwaukee, WI  53201

Gentlemen:

     Pursuant to Paragraph 16 of the Custodian Agreement dated July 29, 1988 that you and we have entered into, we are writing to request that you render custodial services under the terms of said agreement with respect to the Equity Index Fund, an additional portfolio which we are establishing. Your compensation for the services provided under said agreement for said additional portfolio shall be determined in accordance with Exhibit A of said agreement. Please sign two copies of this letter where indicated to signify your agreement to provide said services.

                              Sincerely,

Dated:  December 28, 1989     PORTICO FUNDS, INC.
                              (formerly Elan Funds, Inc.)
                              By: /s/  James M. Wade
                                   Title:  Vice President

ACKNOWLEDGED AND AGREED:

FIRST WISCONSIN TRUST COMPANY
By:/s/  James Hintz           Dated: December 28, 1989
Title: Vice President
   /s/  Gene E. Plegen
        Assistant Secretary


                         FIRST WISCONSIN TRUST COMPANY
                              MUTUAL FUND SERVICES

                             MUTUAL FUND CUSTODIAL
                            AGENT SERVICE ANNUAL FEE

                                 PORTICO FUNDS

Annual Fee Per Fund based on market value of assets:

     $1.00 per $1,000 on the first $5,000,000
     $ .50 per $1,000 on the next $5,000,000
     $ .25 per $1,000 on the next $40,000,000
     $ .20 per $1,000 on the next $250,000,000
     $ .15 per $1,000 on the balance

Investment Transactions: Purchase, sale, exchange, tender, redemption (maturity), receipt, delivery.

     $17.00 per Book Entry Securities (Depository or Federal Reserve System) $25.00 per Definitive Securities (Physical)
     $75.00  per Euroclear
     $ 8.00  per Principal reduction on pass-through  certificates
     $35.00  per Option/Futures Contract
     $12.00  per variation margin transaction

Extraordinary expenses based on time and complexity involved.

Out-of-Pocket Expenses:  Charged to the account.

Fees are billed quarterly based on the value at the beginning of the quarter.



                                                                  Exhibit (8)(c)

                              CUSTODIAN AGREEMENT
                                  (All Funds)
                             (Revised Fee Schedule)

First Wisconsin Trust Company
P.O. Box 2054
Milwaukee, WI  53201

Gentlemen:

     Pursuant to Paragraph 16 of the Custodian Agreement dated July 29, 1988 that you and we have entered into, we are writing to obtain your written approval of the revised fee schedule attached hereto for your services under said agreement with respect to the Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Intermediate Fixed Income and Growth Fund, Equity Index Fund, Bond IMMDEX/TM Fund and Special Growth Fund.

     Please sign two copies of this letter where indicted to signify your agreement to the compensation terms set forth on the attached fee schedule, which terms are to become effective as of the date set forth below.

                                        Sincerely,

Dated as of February 23, 1990           PORTICO FUNDS, INC.
                                        (formerly Elan Funds, Inc.)

                                        By: /s/ W. Alexander
                                            Title:  Vice President
ACKNOWLEDGED AND AGREED:

FIRST WISCONSIN TRUST COMPANY
By: /s/ James Hintz                     Dated as of February 23, 1990
    Title:Vice President


                         FIRST WISCONSIN TRUST COMPANY
                              MUTUAL FUND SERVICES

                             MUTUAL FUND CUSTODIAL
                            AGENT SERVICE ANNUAL FEE

                                 PORTICO FUNDS

Annual Fee Per Fund based on market value of assets:

     $1.00 per $1,000 on the first $5,000,000
     $ .50 per $1,000 on the next $5,000,000
     $ .25 per $1,000 on the next $40,000,000
     $ .20 per $1,000 on the next $250,000,000
     $ .15 per $1,000 on the balance

Investment Transactions: Purchase, sale, exchange, tender, redemption (maturity), receipt, delivery.

     $17.00 per Book Entry Securities (Depository or Federal Reserve System) $25.00 per Definitive Securities (Physical)
     $75.00  per Euroclear
     $ 8.00  per Principal reduction on pass-through  certificates
     $35.00  per Option/Futures Contract
     $12.00  per variation margin transaction

Extraordinary expenses based on time and complexity involved.

Out-of-Pocket Expenses:  Charged to the account.

Fees are billed quarterly based on the value at the beginning of the quarter.



                                                                  Exhibit (8)(d)

                                  AMENDMENT TO
                              CUSTODIAN AGREEMENT

          PORTICO FUNDS, INC. (formerly, Elan Funds, Inc.), a Wisconsin corporation, and FIRST WISCONSIN TRUST COMPANY, parties to a Custodian Agreement dated July 29, 1988, hereby amend and restate the first sentence of Section 13 of such Agreement in its entirety as follows:

          This Agreement may be terminated by Portico Funds, or by Custodian, on sixty days' notice, given in writing and sent by registered mail to Custodian at P.O. Box 2054, Milwaukee, Wisconsin 53201, or to Portico Funds, c/o Sunstone Financial Group, Inc., 207 E. Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202, or at such other address as one party may provide to the other in writing, as the case may be.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of May 1, 1990.

                         PORTICO FUNDS, INC.
                         By:/s/ James M. Wade
                             (Authorized Officer)

                         FIRST WISCONSIN TRUST COMPANY
                         By:/s/ James Hintz
                             (Authorized Officer)




                                                                  Exhibit (8)(e)

                              CUSTODIAN AGREEMENT

                (Addition of Institutional Money Market Fund and
                        U.S. Federal Money Market Fund)

First Wisconsin Trust Company
P.O. Box 2054
Milwaukee, WI  53201

Gentlemen:
     Pursuant to Paragraph 16 of the Custodian Agreement dated as of July 29, 1988 and amended as of May 1, 1990, between you and Portico Funds Inc. (formerly, Elan Funds, Inc.) (the "Company"), the Company requests that you render services as Custodian under the terms of said agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund, additional portfolios which the Company is establishing. Your compensation for the services provided under said agreement for said additional portfolios shall be determined in accordance with the fee schedule attached hereto.
     Please sign two copies of this letter where indicated to signify your agreement to serve as Custodian and to the compensation terms set forth on the attached fee schedule.

                                   Sincerely,

Dated:  April 19, 1991             PORTICO FUNDS, INC.
                                   By:/s/ Miriam Allison
                                        (Authorized Officer)

ACKNOWLEDGED AND AGREED:

FIRST WISCONSIN TRUST COMPANY
By:/s/ James Hintz                 Dated:  April 19, 1991
     (Authorized Officer)


                         FIRST WISCONSIN TRUST COMPANY
                              MUTUAL FUND SERVICES

                             MUTUAL FUND CUSTODIAL
                     AGENT SERVICE ANNUAL FEE SCHEDULE FOR
                        Institutional Money Market Fund
                         U.S. Federal Money Market Fund
Annual Fee Per Fund based on market value of assets:

$1.00 per $1,000 on the first $5,000,000,
$ .50 per $1,000 on the next $5,000,000,
$ .25 per $1,000 on the next $40,000,000,
$ .20 per $1,000 on the next $250,000,000, and
$ .15 per $1,000 on the balance.

Investment Transactions: Purchase, sale, exchange, tender, redemption (maturity), receipt and delivery.

$17.00    per Book Entry Securities (Depository or Federal
          Reserve System).
$25.00    per Definitive Securities (Physical).
$75.00    per Euroclear.
$ 8.00    per Principal reduction on pass-through certificates.
$35.00    per Option/Futures Contract.
$12.00    per variation margin transaction.

Extraordinary expenses based on time and complexity involved.

Out-of-pocket Expenses:  Charged on the account.

Fees are billed quarterly based on the value at the beginning of the quarter.




                                                                  Exhibit (8)(f)

                              CUSTODIAN AGREEMENT
                          (Addition of Balanced Fund)
First Wisconsin Trust Company
P.O. Box 2054
Milwaukee, WI   53201

Gentlemen:

         Pursuant to Paragraph 16 of the Custodian Agreement dated as of July 29, 1988 and amended as of May 1, 1990, between you and Portico Funds Inc. (formerly, Elan Funds, Inc.) (the "Company"), the Company requests that you render services as Custodian under the terms of said agreement with respect to the Balanced Fund, an additional portfolio which the Company is establishing. Your compensation for the services provided under said agreement for said additional portfolio shall be determined in accordance with the fee schedule attached hereto.

         Please sign two copies of this letter where indicated to signify your agreement to serve as Custodian and to the compensation terms set forth on the attached fee schedule.

                                  Sincerely,

Dated:  March 27, 1992            PORTICO FUNDS, INC.
                                  By: /s/ Miriam Allison
                                       (Authorized Officer)

ACKNOWLEDGED AND AGREED:

FIRST WISCONSIN TRUST COMPANY
By: /s/[signature illegible]      Dated: March 27, 1992
    (Authorized Officer)



                         FIRST WISCONSIN TRUST COMPANY
                              MUTUAL FUND SERVICES

                             MUTUAL FUND CUSTODIAL
                     AGENT SERVICE ANNUAL FEE SCHEDULE FOR
                                 Balanced Fund

Annual Fee Per Fund based on market value of assets:
$1.00 per $1,000 on the first $5,000,000,
$ .50 per $1,000 on the next $5,000,000,
$ .25 per $1,000 on the next $40,000,000,
$ .20 per $1,000 on the next $250,000,000, and
$ .15 per $1,000 on the balance.

Investment Transactions: Purchase, sale, exchange, tender, redemption (maturity), receipt and delivery.

$17.00   per Book Entry Securities (Depository or Federal
         Reserve System).
$25.00   per Definitive Securities (Physical).
$75.00   per Euroclear.
$ 8.00   per Principal reduction on pass-through certificates.
$35.00   per Option/Futures Contract.
$12.00   per variation margin transaction.

Extraordinary expenses based on time and complexity involved.

Out-of-Pocket Expenses:  Charged on the account.

Fees are billed quarterly based on the value at the beginning of the quarter.



                                                                  Exhibit (8)(g)

                              CUSTODIAN AGREEMENT

                      (Addition of MidCore Growth Fund and
                         Intermediate Bond Market Fund)

Firstar Trust Company
P.O. Box 2054
Milwaukee, WI   53201

Gentlemen:

    Pursuant to Paragraph 16 of the Custodian Agreement dated as of July 29, 1988 and amended as of May 1, 1990, between you and Portico Funds Inc. (formerly, Elan Funds, Inc.) (the "Company"), the Company requests that you render services as Custodian under the terms of said agreement with respect to the MidCore Growth Fund and Intermediate Bond Market Fund, two additional portfolios which the Company is establishing. Your compensation for the services provided under said agreement for said additional portfolios shall be determined in accordance with the fee schedule attached hereto.

    Please sign two copies of this letter where indicated to signify your agreement to serve as Custodian and to the compensation terms set forth on the attached fee schedule.

                                 Sincerely,

Dated:  December 27, 1992        PORTICO FUNDS, INC.
                                 By:/s/ Miriam Allison
                                     (Authorized Officer)

ACKNOWLEDGED AND AGREED:

FIRSTAR TRUST COMPANY
By:/s/ [signature illegible]     Dated: December 27, 1992
    (Authorized Officer)


                             FIRSTAR TRUST COMPANY
                              MUTUAL FUND SERVICES

                             MUTUAL FUND CUSTODIAL
                     AGENT SERVICE ANNUAL FEE SCHEDULE FOR
                            MidCore Growth Fund and
                         Intermediate Bond Market Fund

Annual Fee Per Fund based on market value of assets:

$1.00 per $1,000 on the first $5,000,000,
$ .50 per $1,000 on the next $5,000,000,
$ .25 per $1,000 on the next $40,000,000,
$ .20 per $1,000 on the next $250,000,000, and
$ .15 per $1,000 on the balance.

Investment Transactions: Purchase, sale, exchange, tender, redemption (maturity), receipt and delivery.

$17.00   per Book Entry Securities (Depository or Federal
         Reserve System).
$25.00   per Definitive Securities (Physical).
$75.00   per Euroclear.
$ 8.00   per Principal reduction on pass-through certificates.
$35.00   per Option/Futures Contract.
$12.00   per variation margin transaction.

Extraordinary expenses based on time and complexity involved.
Out-of-Pocket Expenses:  Charged on the account.

Fees are billed quarterly based on the value at the beginning of the quarter.




                                                                  Exhibit (8)(h)

                              CUSTODIAN AGREEMENT
                (Addition of Tax-Exempt Intermediate Bond Fund)

First Wisconsin Trust Company
P.O. Box 2054
Milwaukee, WI 53201

Gentlemen:

     Pursuant to Paragraph 16 of the Custodian Agreement dated as of July 29, 1988 and amended as of May 1, 1990, between you and Portico Funds Inc. (formerly, Elan Funds, Inc.) (the "Company"), the Company requests that you render services as Custodian under the terms of said agreement with respect to the Tax-Exempt Intermediate Bond Fund, an additional portfolio which the Company is establishing. Your compensation for the services provided under said agreement for said additional portfolio shall be determined in accordance with the fee schedule attached hereto.

     Please sign two copies of this letter where indicated to signify your agreement to serve as Custodian and to the compensation terms set forth on the attached fee schedule.

                                   Sincerely,
Dated:                             PORTICO FUNDS, INC.
February 5, 1993
                                   By:/s/ Miriam Allison
                                          (Authorized Officer)

ACKNOWLEDGED AND AGREED:

FIRSTAR TRUST COMPANY
By:/s/ [signture illegible]        Dated:  February 5, 1993
       (Authorized Officer)


                             FIRSTAR TRUST COMPANY
                              MUTUAL FUND SERVICES

                             MUTUAL FUND CUSTODIAL
                     AGENT SERVICE ANNUAL FEE SCHEDULE FOR
                       Tax-Exempt Intermediate Bond Fund

Annual Fee Per Fund based on market value of assets:

$1.00 per $1,000 on the first $5,000,000,
$ .50 per $1,000 on the next $5,000,000,
$ .25 per $1,000 on the next $40,000,000,
$ .20 per $1,000 on the next $250,000,000, and
$ .15 per $1,000 on the balance.

Investment Transactions: Purchase, sale, exchange, tender, redemption (maturity), receipt and delivery.

$17.00    per Book Entry Securities (Depository or Federal
          Reserve System).
$25.00    per Definitive Securities (Physical).
$75.00    per Euroclear.
$ 8.00    per Principal reduction on pass-through certificates.
$35.00    per Option/Futures Contract.
$12.00    per variation margin transaction.

Extraordinary expenses based on time and complexity involved.

Out-of-Pocket Expenses:  Charged on the account.

Fees are billed quarterly based on the value at the beginning of the quarter.




                                                                  Exhibit (8)(j)

                              CUSTODIAN AGREEMENT
                        (Addition of the MicroCap Fund)

Firstar Trust Company
P.O. Box 2054
Milwaukee, WI   53201

Gentlemen:

          Pursuant to Paragraph 16 of the Custodian Agreement dated as of July 29, 1988 and amended as of May 1, 1990, between you and Portico Funds, Inc. (formerly, Elan Funds, Inc.) (the "Company"), the Company requests that you render services as Custodian under the terms of said agreement with respect to the MicroCap Fund, an additional portfolio which the Company is establishing. Your compensation for the services provided under said agreement for said additional portfolio shall be determined in accordance with the fee schedule attached hereto.

          Please sign two copies of this letter where indicated to signify your agreement to serve as Custodian and to the compensation terms set forth on the attached fee schedule.

                                   Sincerely,

Dated:  August 1, 1995             PORTICO FUNDS, INC.
                                   By: /s/ Mary Ellen Stanek
                                         (Authorized Officer)

ACKNOWLEDGED AND AGREED:

FIRSTAR TRUST COMPANY
By:/s/ James C. Tyler              Dated:August 1, 1995
    (Authorized Officer)



                             FIRSTAR TRUST COMPANY
                              MUTUAL FUND SERVICES

                             MUTUAL FUND CUSTODIAL
                     AGENT SERVICE ANNUAL FEE SCHEDULE FOR
                                 MicroCap Fund

Annual Fee Per Fund based on market value of assets:
$ .20 per $1,000 on the market value of the Fund's assets

Investment Transactions: Purchase, sale, exchange, tender, redemption (maturity), receipt and delivery.

$12.00    per Book Entry Securities (Depository or Federal
          Reserve System).
$25.00    per Definitive Securities (Physical).
$75.00    per Euroclear.
$ 8.00    per Principal reduction on pass-through certificates.
$35.00    per Option/Futures Contract.
$12.00    per variation margin transaction.

Extraordinary expenses based on time and complexity involved.

Out-of-Pocket Expenses:  Charged on the account.

Fees are billed quarterly based on the value at the beginning of the quarter.




                                                                  Exhibit (8)(k)

                              CUSTODIAN AGREEMENT

                     (Addition of the Balanced Income Fund)

Firstar Trust Company
P.O. Box 2054
Milwaukee, WI   53201

Gentlemen:

     Pursuant to Paragraph 16 of the Custodian Agreement dated as of July 29, 1988 and amended as of May 1, 1990, between you and Portico Funds, Inc. (formerly, Elan Funds, Inc.) (the "Company"), the Company requests that you render services as Custodian under the terms of said agreement with respect to the Balanced Income Fund, an additional portfolio which the Company is establishing. Your compensation for the services provided under said agreement for said additional portfolio shall be determined in accordance with the fee schedule attached hereto.

     Please sign two copies of this letter where indicated to signify your agreement to serve as Custodian and to the compensation terms set forth on the attached fee schedule.

                                   Sincerely,

Dated:                 , 1995      PORTICO FUNDS, INC.
        ---------------
                                   By:
                                        ----------------------
                                   (Authorized Officer)

ACKNOWLEDGED AND AGREED:

FIRSTAR TRUST COMPANY
By:                                Dated:
   -----------------------                 -------------------
   (Authorized Officer)



                             FIRSTAR TRUST COMPANY
                              MUTUAL FUND SERVICES

                             MUTUAL FUND CUSTODIAL
                       AGENT SERVICE ANNUAL FEE SCHEDULE
                                      FOR
                              Balanced Income Fund

Annual Fee Per Fund based on market value of assets:
$ .20 per $1,000 on the market value of the Fund's assets
Investment Transactions: Purchase, sale, exchange, tender, redemption (maturity), receipt and delivery.

$12.00    per Book Entry Securities (Depository or Federal Reserve System).
$25.00    per Definitive Securities (Physical).
$75.00    per Euroclear.
$ 8.00    per Principal reduction on pass-through certificates.
$35.00    per Option/Futures Contract.
$12.00    per variation margin transaction.

Extraordinary expenses based on time and complexity involved.

Out-of-Pocket Expenses:  Charged on the account.

Fees are billed quarterly based on the value at the beginning of the quarter.





                                                                  Exhibit (9)(a)

                          CO-ADMINISTRATION AGREEMENT

                                January 1, 1995

B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin  53095

Firstar Trust Company
P.O. Box 2054
Milwaukee, Wisconsin  53201

Ladies and Gentlemen:

     Portico Funds, Inc., a Wisconsin corporation ("Portico Funds"), herewith confirms its agreement with B.C. Ziegler and Company, a Wisconsin corporation ("BCZ"), and Firstar Trust Company, a Wisconsin corporation ("Firstar") (each a "CoAdministrator" and collectively, the "Co-Administrators"), as follows:

     Portico Funds desires to employ the capital of its Money Market Fund, Tax-Exempt Money Market Fund, Growth and Income Fund, Short-Term Bond Market Fund, Bond IMMDEX/TM Fund, Special Growth Fund, U.S. Government Money Market Fund, Equity Index Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, Balanced Fund, MidCore Growth Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, International Equity Fund and any other Portico Funds that may be contemplated (the "Funds") by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the Funds' Prospectuses and Statements of Additional Information as from time to time in effect, copies of which have been or will be submitted to the Co-Administrators, and resolutions of Portico Funds' Board of Directors. Portico Funds desires to employ the Co-Administrators as its co-administrators for the Funds, and the Co-Administrators desire to be employed in such capacity.

1.  Services as Co-Administrators

     Subject to the direction and control of the Board of Directors of Portico Funds, the Co-Administrators will provide the following administration services:

     a.   Services to be Provided Jointly.  The following

services will be provided jointly by the Co-Administrators:
          (1) assist in maintaining office facilities (which may be in the offices of either Co-Administrator or a corporate affiliate but shall be in such location as Portico Funds shall reasonably determine);

          (2)  furnish clerical services and stationery and office supplies;

          (3) monitor Portico Funds' arrangements with respect to services provided by institutions ("Shareholder Organizations") to their customers, who are the beneficial owners of shares of the Funds, pursuant to agreements between Portico Funds and such Shareholder Organizations including, among other things, reviewing the qualifications of Shareholder Organizations wishing to enter into agreements, with Portico Funds assisting in the execution and delivery of such agreements, reporting to the Board of Directors with respect to the amounts paid or payable by Portico Funds from time to time under the agreements and the nature of the services provided by Shareholder Organizations, and maintaining appropriate records in connection with its monitoring duties; and

          (4)  generally assist in the Funds' operations.

     b. Services to be Provided by BCZ. The following services shall be provided by BCZ:

          (1) review and comment upon the registration statement and amendments thereto prepared by Firstar or counsel to Portico Funds, as requested by Firstar;

          (2) review and comment upon sales literature and advertising relating to Portico Funds;

          (3) assist in the administration of the marketing budget at the direction of Firstar as may be agreeable to BCZ;

          (4) periodically review Blue Sky registration and sales reports for the Funds, as requested;

          (5) attend meetings of the Board of Directors, as requested by the Board of Directors of the Funds; and

          (6) such other services as may be requested in writing and expressly agreed to by BCZ.

     c. Services to be Provided by Firstar. The following services shall be provided by Firstar:

          (1) compile data for and prepare with respect to the Funds timely Notices to the Securities and Exchange Commission required pursuant to Rule 24f-2 under the Investment Company Act of 1940 (the "1940 Act") and Semi-Annual Reports on Form N-SAR;

          (2) coordinate execution and filing by Portico Funds of all federal and state tax returns and required tax filings other than those required to be made by Portico Funds' custodian and transfer agent;

          (3) prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of Portico Funds' counsel;

          (4) assist to the extent requested by Portico Funds with Portico Funds' preparation of Annual and Semi-Annual Reports to Fund shareholders and Registration Statements for the Funds (on Form N-1A or any replacement therefor);

          (5) monitor each Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from each Fund;

          (6) monitor each Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended from time to time;

          (7)  maintain each Fund's fidelity bond as required by the 1940 Act;
and

          (8) monitor compliance with the policies and limitations of each Fund as set forth in the Prospectuses, Statements of Additional Information, By-laws and Articles of Incorporation.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Co-Administrators hereby agree that all records which they maintain for the Funds are the property of Portico Funds and further agree to surrender promptly to Portico Funds any of such records upon Portico Funds' request. The Co-Administrators further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

2.  Fees; Delegation; Expenses

     In consideration of services rendered pursuant to this Agreement, Portico Funds will pay the Co-Administrators jointly a fee, computed daily and payable monthly, at the annual rate of .125% of the Funds' first $2 billion of average aggregate daily net assets, plus 0.10% of the Funds' average aggregate daily net assets in excess of $2 billion. Net asset value shall be computed in accordance with the Funds' Prospectuses and resolutions of Portico Funds' Board of Directors. The fee for the period from the day of the month this Agreement is entered into until the end of that month shall be pro-rated according to the proportion which such period bears to the full monthly period. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. Such fee as is attributable to each Fund shall be a separate charge to such Fund and shall be the several (and not joint or joint and several) obligation of each such Fund. The Co-Administrators may, from time to time, agree upon and notify the Portico Funds in writing of the manner in which the fees should be allocated and paid separately to the Co-Administrators, and the Portico Funds shall comply with the terms of such specific allocation and payment agreement.

     The Co-Administrators will from time to time employ or associate with themselves such person or persons as the CoAdministrators may believe to be particularly fitted to assist them in the performance of this Agreement. Such person or persons may be officers and employees who are employed by either of the Co-Administrators and Portico Funds. The compensation of such person or persons shall be paid by such Co-Administrator employing such persons and no obligation shall be incurred on behalf of the Funds in such respect.

     The Co-Administrators will bear all expenses in connection with the performance of their respective services under this Agreement except as otherwise provided herein. Other expenses to be incurred in the operation of the Funds, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and Directors, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory and administration fees, charges of custodians and transfer agents, dividend disbursing and accounting services agents, distribution expenses, certain insurance premiums, outside auditing and legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders, costs of shareholder reports and meetings and any extraordinary expenses, will be borne by the Funds.

3.  Limitation of Liability

     Neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by Portico Funds in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

4.  Term

     This Agreement shall become effective as of the date hereof, unless sooner terminated as provided herein, shall continue in effect with respect to each Fund until February 28, 1996. Thereafter, if not terminated, this Agreement shall continue automatically in effect as to a particular Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by Portico Funds' Board of Directors or (ii) by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, and in either event the continuance is also approved by the majority of Portico Funds' Directors who are not interested persons (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, by Portico Funds' Board of Directors, by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund, with respect to that Fund, or by either Co-Administrator, on not less than sixty days' notice. This Agreement shall be governed by Wisconsin law.

5.  Other Provisions

     Portico Funds recognizes that from time to time directors, officers and employees of either one of the CoAdministrators may serve as directors, officers and employees of other corporations (including other investment companies), that such other corporations may include the name of either one of the Co-Administrators as part of their name and that either one of the Co-Administrators or its affiliates may enter into investment advisory or other agreements with such other corporations.

     If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                              Very truly yours,

                              PORTICO FUNDS, INC.

                              By/s/ J. M. Wade
                                    Authorized Officer

Accepted:

B.C. ZIEGLER AND COMPANY

By:/s/ Robert J. Tuszynski
     Authorized Officer

FIRSTAR TRUST COMPANY

By:/s/ Joseph L. Neuberger
     Authorized Officer



                                                                  Exhibit (9)(b)

               ADDENDUM NO. 1 TO THE CO-ADMINISTRATION AGREEMENT

     This Addendum, dated as of the 1st day of August, 1995, is entered into among Portico Funds, Inc. (the "Company"), a Wisconsin corporation, Firstar Trust Company, a Wisconsin corporation ("Firstar"), and B.C. Ziegler and Company, a Wisconsin corporation ("BCZ").

     WHEREAS, the Company, Firstar and BCZ have entered into a Co-Administration Agreement dated as of January 1, 1995 (the "CoAdministration Agreement"), pursuant to which the Company appointed Firstar and BCZ to provide certain co-administrative services to the Company for its Money Market Fund, Tax-Exempt Money Market Fund, Growth and Income Fund, Short-Term Bond Market Fund, Bond IMMDEX/TM Fund, Special Growth Fund, U.S. Government Money Market Fund, Equity Index Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, Balanced Fund, MidCore Growth Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, International Equity Fund and any other Portico Funds that may be contemplated (collectively, the "Funds");

     WHEREAS, the Company is establishing one additional investment portfolio to be known as the MicroCap Fund and desires to retain Firstar and BCZ to act as the co-administrators under the Co-Administration Agreement; and

     WHEREAS, Firstar and BCZ are willing to serve as co-administrators for the MicroCap Fund;

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Appointment. The Company hereby appoints Firstar and BCZ to act as co-administrators to the Company for the MicroCap Fund for the period and the terms set forth herein and in the CoAdministration Agreement. Firstar and BCZ hereby accept such appointment and agree to render the services set forth herein and in the Co-Administration Agreement, for the compensation herein provided.

     2. Compensation. For the services provided and the expenses assumed with respect to the MicroCap Fund and the other Funds pursuant to the Co-Administration Agreement and this Addendum, the Company will pay Firstar and BCZ, and Firstar and BCZ will accept as full compensation therefor, a fee, computed daily and payable monthly, at the annual rate of .125% of the Funds' first $2 billion of average aggregate daily net assets, plus 0.10% of the Funds' average aggregate daily net assets in excess of $2 billion. Such fee as is attributable to the MicroCap Fund shall be a separate charge to such Fund and shall be the obligation of the MicroCap Fund.

     3. Miscellaneous. Except to the extent supplemented hereby, the Co-Administration Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as supplemented hereby.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum as of the date and year first above written.

PORTICO FUNDS, INC.
By:/s/ Mary Ellen Stanek
      Title:Vice President

FIRSTAR TRUST COMPANY
By:/s/ Joseph L. Neuberger
     Title:Vice President

B.C. ZIEGLER AND COMPANY
By:/s/ Robert J. Tuszynski
     Title:Vice President




                                                                  Exhibit (9)(c)

               ADDENDUM NO. 2 TO THE CO-ADMINISTRATION AGREEMENT
     This Addendum, dated as of the     day of          , 1995, is entered into
                                    ---        ---------
among Portico Funds, Inc. (the "Company"), a Wisconsin corporation, Firstar Trust Company, a Wisconsin corporation ("Firstar"), and B.C. Ziegler and Company, a Wisconsin corporation ("BCZ").

     WHEREAS, the Company, Firstar and BCZ have entered into a Co-Administration Agreement dated as of January 1, 1995 and amended as of August 1, 1995 (the "Co-Administration Agreement"), pursuant to which the Company appointed Firstar and BCZ to provide certain co-administrative services to the Company for its Money Market Fund, Tax-Exempt Money Market Fund, Growth and Income Fund, Short-Term Bond Market Fund, Bond IMMDEXTM Fund, Special Growth Fund, U.S. Government Money Market Fund, Equity Index Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, Balanced Fund, MidCore Growth Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, International Equity Fund, MicroCap Fund and any other Portico Funds that may be contemplated (collectively, the "Funds");

     WHEREAS, the Company is establishing one additional investment portfolio to be known as the Balanced Income Fund and desires to retain Firstar and BCZ to act as the co-administrators under the Co-Administration Agreement; and

     WHEREAS, Firstar and BCZ are willing to serve as co-administrators for the Balanced Income Fund;

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Appointment. The Company hereby appoints Firstar and BCZ to act as co-administrators to the Company for the Balanced Income Fund for the period and the terms set forth herein and in the Co-Administration Agreement. Firstar and BCZ hereby accept such appointment and agree to render the services set forth herein and in the Co-Administration Agreement, for the compensation herein provided.

     2. Compensation. For the services provided and the expenses assumed with respect to the Balanced Income Fund and the other Funds pursuant to the Co-Administration Agreement and this Addendum, the Company will pay Firstar and BCZ, and Firstar and BCZ will accept as full compensation therefor, a fee, computed daily and payable monthly, at the annual rate of .125% of the Funds' first $2 billion of average aggregate daily net assets, plus 0.10% of the Funds' average aggregate daily net assets in excess of $2 billion. Such fee as is attributable to the Balanced Income Fund shall be a separate charge to such Fund and shall be the obligation of the Balanced Income Fund.

     3. Miscellaneous. Except to the extent supplemented hereby, the Co-Administration Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as supplemented hereby.

     IN WITNESS WHEREOF, the undersigned have executed this Addendum as of the date and year first above written.

                                   PORTICO FUNDS, INC.
                                   By:
                                       -----------------------
                                       Title:
                                              ---------------

                                   FIRSTAR TRUST COMPANY
                                   By:
                                       -----------------------
                                       Title:
                                              ---------------

                                   B.C. ZIEGLER AND COMPANY
                                   By:
                                       -----------------------
                                       Title:
                                              ---------------

                                                                  Exhibit (9)(d)

                      FUND ACCOUNTING SERVICING AGREEMENT

This Contract between Elan Funds, Inc., a Wisconsin corporation, hereinafter called the "Elan Funds," and First Wisconsin Trust Company, a Wisconsin corporation, hereinafter called the "Trust Company," is entered into as of this 23rd day of March, 1988.

     WHEREAS, Elan Funds is authorized to issue shares of Common Stock ("Shares") in separate classes representing interests in separate portfolios of securities and other assets; and

     WHEREAS, Elan Funds intends to initially offer Shares in two portfolios, Elan Money Market Fund and Elan Tax-Exempt Money Market Fund (such Funds together with any other portfolios subsequently established by Elan Funds and made subject to this contract in accordance with Paragraph 4 hereof, being herein referred to collectively as the "Funds" and individually as a "Fund");

     NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

     1. Services. Elan Funds hereby appoints the Trust Company its agent to perform the duties hereinafter set forth, and the Trust Company hereby accepts such appointment. As Elan Funds's agent, the Trust Company agrees to provide the following mutual fund accounting services to Elan Funds with respect to each
Fund:

A.   Portfolio Accounting Services:
     (1) Maintain, together with the investment manager, portfolio records on a trade date basis using security trade information communicated from the investment manager on a timely basis.

     (2) For each valuation date, obtain prices from a pricing source approved by the Board of Directors as well as prices that are otherwise readily available to the Trust Company and apply those prices to the portfolio positions. For those securities where market quotations are not readily available, the Board of Directors shall approve, in good faith, the method for determining the fair value for such securities.

     (3) Identify interest and dividend accrual balances as of each valuation date and calculate gross earnings on investments for the accounting period.

     (4) Determine gain/loss on security sales and identify them as to short-short, short or long term status. Account for periodic distributions of gain to shareholders and maintain undistributed gain or loss balances as of each valuation date.

B.   Expense Accrual and Payment Services:

     (1) For each valuation date, calculate the expense accrual amounts as directed by Elan Funds as to methodology, rate, or dollar amount.

     (2) Account for Fund expenditures and maintain expense accrual balances at the level of accounting detail specified by Elan Funds.

     (3) Support periodic expense accrual review, i.e., comparison of actual expense activity versus accrual amounts.

     (4) Provide expense accrual and payment reporting.

C.   Fund Valuation and Financial Reporting Services:

     (1) Account for Fund Share purchases, sales, exchanges, transfers, dividend reinvestments, and other Fund Share activity, for each of the Funds, as reported by the transfer agent on a timely basis.

     (2) Apply equalization accounting as directed by Elan Funds.

     (3) Determine net investment income, exemptinterest income and capital gains and losses (collectively, "earnings") for each of the Funds as of each valuation date or other time prescribed in the prospectus and statement of additional information (collectively, "Prospectus") of each Fund. Account for periodic distributions of earnings to shareholders and maintain undistributed net investment income, exempt-interest income and capital gain/loss balances as of each valuation date.

     (4) Maintain a general ledger for each ofthe Funds in the form defined by Elan Funds and produce a set of financial statements as may be agreed upon from time to time as of each valuation date.

     (5) For each day a Fund is open as defined in its Prospectus, determine the net asset value of said Fund according to the accounting policies and procedures set forth in said Prospectus.

     (6) Calculate per Share net asset value, per Share net earnings, and other per Share amounts reflective of Fund operation at such time and in such manner as required by the Prospectus of each Fund. Perform the calculations using the number of Shares outstanding reported by the transfer agent to be applicable at the time of calculation.

     (7) Communicate, at an agreed upon time, the per Share price for each valuation date to parties as agreed upon from time to time.

     (8) Prepare monthly reports which document the adequacy of accounting detail to support month-end ledger balances.

     (9) Perform such duties as are assigned to Trust Company, including, without limitation, the pricing of portfolio securities according to market determinations, under the resolutions that are adopted by the Board of Directors in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") with respect to those Funds using the amortized cost or pennyrounding pricing methods.

D.   Tax Accounting Services:

     (1) Maintain tax accounting records for each Fund's investment portfolio so as to support tax reporting required for IRS defined regulated investment companies.

     (2) Maintain, together with the investment manager, tax lot detail for said investment portfolios.

     (3) Calculate taxable gain/loss on security sales using the tax cost basis defined for each Fund.

     (4) Report the taxable components of income and capital gains distributions to the transfer agent to support tax reporting to the shareholders.

E.   Compliance Control Services:

     (1) Maintain accounting records to support compliance monitoring by Elan Funds.

     (2) Support reporting to regulatory bodies and support financial statement preparation by making the Fund accounting records available to Elan Funds, the Securities and Exchange Commission, and the outside auditors.

     (3) Maintain, keep and preserve each Fund's accounting records and books of original entry according to the 1940 Act and regulations provided thereunder.

     2. Changes In Accounting Procedures.  Any resolution

passed by the Board of Directors that affects accounting practices and procedures under this Agreement shall be effective upon written receipt and acceptance by the Trust Company.

     3. Compensation. The Trust Company shall be compensated for providing the above-referenced services in accordance with the Fee Schedule attached hereto as Exhibit A.

     4. Additional Portfolios. In the event that Elan Funds establishes one or more portfolios in addition to the Funds with respect to which it desires to have the Trust Company render accounting services under the terms hereof, it shall so notify the Trust Company in writing, and if the Trust Company agrees in writing to provide such services, such portfolios will become Funds hereunder.

     5. Term of Agreement. This Agreement may be terminated by either party upon giving sixty (60) days prior written notice to the other party. However, this Agreement may be replaced or modified by a subsequent agreement between the parties.

     6. Duties in the Event of Termination. In the event that in connection with termination a Successor to any of the Trust Company, duties or responsibilities hereunder is designated by Elan Funds by written notice to the Trust Company, the Trust Company will promptly, upon such termination and at the expense of Elan Funds, transfer to such Successor all books, records, correspondence and other data established or maintained by the Trust Company under this Agreement in a form reasonably acceptable to Elan Funds (if such form differs from the form in which the Trust Company has maintained the same, Elan Funds shall pay any expenses associated with transferring the same to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from the Trust Company's personnel in the establishment of books, records and other data by such Successor.

     7. Choice of Law. This contract shall be construed in accordance with the laws of the State of Wisconsin.

     8. Records. The books and records pertaining to the Funds which are In the possession of Trust Company shall be the property of Elan Funds. Elan Funds, or Elan Funds's authorized representatives, shall have access to such books and records at all times during Trust Company's normal business hours, and such books and records shall be surrendered to Elan Funds promptly upon request. Upon the reasonable request of Elan Funds, copies of any such books and records shall be provided by Trust Company to Elan Funds or Elan Funds's authorized representative at Elan Funds's expense.

     9. Cooperation With Accountants. Trust Company shall cooperate with Elan Funds independent certified public accountants and shall take all reasonable action in the performance of its obligations under this Agreement to assure that the necessary information is made available to such accountants for the expression of their unqualified opinion, including but not limited to the opinion included in Elan Fund's semi-annual report on Form N-SAR.

     10. Equipment Failures. In the event of equipment failures beyond Trust Company's control, Trust Company shall, at no additional expense to Elan Funds, take reasonable steps to minimize service interruptions but shall have no liability with respect thereto. Trust Company shall enter into and shall maintain in effect with appropriate parties one or more agreements making reasonable provision for emergency use of electronic data processing equipment to the extent appropriate equipment is available.

     11. Non-Assignability. Trust Company shall not assign or delegate its duties under this Agreement to any other person without the prior written consent of Elan Funds.

     12. Amendment. This Agreement may be amended by mutual written consent of the parties. If, at any time during the existence of this Agreement, Elan Funds deems it necessary or advisable in the best interests of Elan Funds that any amendment of this Agreement be made in order to comply with the recommendations or requirements of the Securities and Exchange Commission or state regulatory agencies or other governmental authority, or to obtain any advantage under state or federal laws, and shall notify Trust Company of the form of amendment which is deemed necessary or advisable and the reasons therefor, and if Trust Company declines to assent to such amendment, Elan Funds may terminate this Agreement forthwith.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and their respective seals to be affixed hereto as of the date first above-written by their respective officers thereunto duly authorized.

     Executed in several counterparts, each of which is an original.

(SEAL)
ATTEST:                            FIRST WISCONSIN TRUST COMPANY

/s/ Diane Bowen                    By /s/ James D. Hintz
    Assistant Secretary                 Vice President

(SEAL)
ATTEST:                            ELAN FUNDS, INC.

/s/ W. Bruce McConnel, III         By /s/ James M. Wade
    Secretary                           President


                                                                       Exhibit A

                         FUND VALUATION AND ACCOUNTING
                                  FEE SCHEDULE

Portfolio Services

Annual Fee schedule per Fund based on market value of assets.

     $20,000 on the first $40,000,000
     1/100 of 1% (1 Basis Point) on the balance

     $3.50 per month per asset in excess of 50 assets

Fees are billed monthly.



                                                                  Exhibit (9)(e)

                      FUND ACCOUNTING SERVICING AGREEMENT
               (Income Equity Fund, Short-Intermediate Bond Fund,
                    Bond Index Fund, Growth Equity Fund and
                       U.S Government Money Market Fund)

First Wisconsin Trust Company
P.O. Box 2054
Milwaukee, Wisconsin 53201

Gentlemen:

              Pursuant to Paragraph 4 of the Fund Accounting Servicing Agreement dated March 23, 1988 that you and we have entered into, we are writing to request that you render accounting services under the terms of said agreement with respect to the following additional portfolios which we are establishing:
Income Equity Fund, Short-Intermediate Bond Fund, Bond Index Fund, Growth Equity Fund and U.S. Government Money Market Fund. Your compensation for the services provided under said agreement for said additional portfolios, as well as for the Money Market Fund and Tax-Exempt Money Market Fund, shall be determined in accordance with the fee schedule attached hereto. Please sign two copies of this letter where indicated to signify your agreement to provide said services and to the compensation terms set forth on the attached fee schedule.

                                Sincerely,

Dated: July 29, 1988            ELAN FUNDS, INC.

                                By: /s/ W. R. Alexander
                                Title:  Vice President

ACKNOWLEDGED AND AGREED:

FIRST WISCONSIN TRUST COMPANY

By: /s/ James M. Wade           Dated: July 29, 1988
Title:  Vice President



                                                                       Exhibit A
                 FUND VALUATION AND ACCOUNTING FEE SCHEDULE FOR
                             Elan Money Market Fund
                       Elan Tax-Exempt Money Market Fund
                     Elan U.S. Government Money Market Fund

Portfolio Services

Annual fee schedule per Fund based on market value of assets.
       $20,000 on the first $40,000,000
       1/100 of 1% (1 basis point) on the balance

       $3.50 per month per asset in excess of 50 assets

Fees are billed monthly.


                         FIRST WISCONSIN TRUST COMPANY
                         FUND VALUATION AND ACCOUNTING
                                      FOR
                                ELAN FUNDS, INC

                     Income Equity Fund Growth Equity Fund
                  Short-Intermediate Bond Fund Bond Index Fund

Portfolio Services

Annual fee schedule per fund based on market value of assets.
       $20,000.00 for first 40,000,000.00
       2/100 of 1% (2 basis points) on the next $200,000,000.00
       1/100 of 1% (1 basis point) on the balance

       $3.50 per month per asset in excess of 50 assets
Fees are billed monthly.





                                                                  Exhibit (9)(f)

                      FUND ACCOUNTING SERVICING AGREEMENT
                              (Equity Index Fund)

First Wisconsin Trust Company
P.O. Box 2054
Milwaukee, WI  53201

Gentlemen:

   Pursuant to Paragraph 4 of the Fund Accounting Servicing Agreement dated March 23, 1988 that you and we have entered into, we are writing to request that you render accounting services under the terms of said agreement with respect to the Equity Index Fund, an additional portfolio we are establishing. Your compensation for the services provided under said agreement for said additional portfolio shall be determined in accordance with the fee schedule attached hereto. Please sign two copies of this letter where indicated to signify your agreement to provide said services and to the compensation terms set forth on the attached fee schedule.

                                   Sincerely,

Dated:  December 28, 1989          PORTICO FUNDS, INC.
                                   (formerly Elan Funds, Inc.)

                                   By: /s/ James M. Wade
                                       Title:  Vice President

ACKNOWLEDGED AND AGREED:

FIRST WISCONSIN TRUST COMPANY
By: /s/ James Hintz                Dated:  December 28, 1989
Title:  Vice President

    /s/ Gene E. Plegen, Assistant Secretary



                         FIRST WISCONSIN TRUST COMPANY
                       FUND VALUATION AND ACCOUNTING FOR
                              PORTICO FUNDS, INC.

                               Equity Index Fund

Portfolio Services

Annual fee schedule for Equity Index Fund based on market value of assets.
     $20,000.00 for first $40,000,000.00
     2/100 of 1% (2 basis points) on the next $200,000,000.00
     1/100 of 1% (1 basis point) on the balance.

     $3.50 per month per asset in excess of 50 assets

Fees are billed monthly.

                                                                  Exhibit (9)(g)

                      FUND ACCOUNTING SERVICING AGREEMENT
                (Addition of Institutional Money Market Fund and
                         U.S Federal Money Market Fund)

First Wisconsin Trust Company
P.O. Box 2054
Milwaukee, WI  53201

Gentlemen:

      Pursuant to Paragraph 4 of the Fund Accounting Servicing Agreement dated as of March 23, 1988, between you and portico Funds Inc. (formerly, Elan Funds, Inc.) (the "Company"), the Company requests that you render accounting services under the terms of said agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund, additional portfolios the Company is establishing. Your compensation for the services provided under said agreement for said additional portfolios shall be determined in accordance with the fee schedule attached hereto.

      Please sign two copies of this letter where indicated to signify your agreement to provide said services and to the compensation terms set forth on said fee schedule.

                                   Sincerely,

Dated: April 19, 1991              PORTICO FUNDS, INC.
                                   By:/s/ Miriam Allison
                                         (Authorized Officer)

ACKNOWLEDGED AND AGREED:

FIRST WISCONSIN TRUST COMPANY
By:/s/ James Hintz                 Dated: April 19, 1991
     (Authorized Officer)



                   FUND VALUATION AND ACCOUNTING FEE SCHEDULE
                                      FOR
                        Institutional Money Market Fund
                         U.S. Federal Money Market Fund

Portfolio Services

Annual fee schedule per Fund based on market value of assets:
     $20,000 on the first $40,000,000
     1/100 of 1% (1 basis point) on the next $200,000,000

     Plus out-of-pocket expenses including pricing.

Fees are billed monthly.





                                                                  Exhibit (9)(h)

                      FUND ACCOUNTING SERVICING AGREEMENT
                          (Addition of Balanced Fund)

First Wisconsin Trust Company
P.O. Box 2054
Milwaukee, WI 53201

Gentlemen:

     Pursuant to Paragraph 4 of the Fund Accounting Servicing Agreement dated March 23, 1988 that you and we have entered into, we are writing to request that you render accounting services under the terms of said agreement with respect to the Balanced Fund, an additional portfolio we are establishing. Your compensation for the services provided under said agreement for said additional portfolio shall be determined in accordance with the fee schedule attached hereto. Please sign two copies of this letter where indicated to signify your agreement to provide said services and to the compensation terms set forth on the attached fee schedule.

                                   Sincerely,

Dated:  March 27, 1992             PORTICO FUNDS, INC.

                                   By:/s/ Miriam Allison
                                   Title:  Vice President

ACKNOWLEDGED AND AGREED:

FIRST WISCONSIN TRUST COMPANY
By: /s/ Joe D. Redwine             Dated:  March 27, 1992
Title:Vice President

    /s/ Andrea Lydolph, Assistant Secretary



                         FIRST WISCONSIN TRUST COMPANY
                         FUND VALUATION AND ACCOUNTING
                                      FOR
                              PORTICO FUNDS, INC.
                                 Balanced Fund

Portfolio Services

Annual fee schedule for Balanced Fund based on market value of assets.

     $20,000.00 for first $40,000,000.00
     1/100 of 1% (1 basis points) on the next $200,000,000.00
     5/1000 of 1% (1/2 basis point) on the balance.

Out-of-Pocket Expenses:  Charged on the Account.

Fees are billed monthly.





                                                                  Exhibit (9)(i)

                      FUND ACCOUNTING SERVICING AGREEMENT
                      (Addition of MidCore Growth Fund and
                         Intermediate Bond Market Fund)

Firstar Trust Company
P.O. Box 2054
Milwaukee, WI 53201

Gentlemen:
     Pursuant to Paragraph 4 of the Fund Accounting Servicing Agreement dated March 23, 1988 that you and we have entered into, we are writing to request that you render accounting services under the terms of said agreement with respect to the Midcore Growth Fund and Intermediate Bond Market Fund, two additional portfolios we are establishing. Your compensation for the services provided under said agreement for said additional portfolios shall be determined in accordance with the fee schedule attached hereto. Please sign two copies of this letter where indicated to signify your agreement to provide said services and to the compensation terms set forth on the attached fee schedule.

                                   Sincerely,

Dated:  December 27, 1992          PORTICO FUNDS, INC.
                                   By: /s/ Miriam Allison
                                       Title:  Vice President

ACKNOWLEDGED AND AGREED:

FIRSTAR TRUST COMPANY
By:/s/ Joe D. Redwine              Dated:  December 27, 1992
Title:Vice President

/s/ Andrea Lydolph, Assistant Secretary



                             FIRSTAR TRUST COMPANY
                       FUND VALUATION AND ACCOUNTING FOR
                              PORTICO FUNDS, INC.
             Mid-Core Growth Fund and Intermediate Bond Market Fund

Portfolio Services
Annual fee schedule for MidCore Growth Fund based on market value of assets.

     $20,000.00 for first $40,000,000.00
     1/100 of 1% (1 basis points) on the next $200,000,000.00
     5/1000 of 1% (1/2 basis point) on the balance.

     [$3.50 per month per asset in excess of 50 assets]

Out-of-Pocket Expenses:  Charged on the Account.

Fees are billed monthly.

Annual fee schedule for Intermediate Bond Market Fund based on market value of assets.

     $20,000.00 for first $40,000,000.00
     2/100 of 1% (2 basis points) on the next $100,000,000.00
     1/100 of 1% (1 basis points) on the next $100,000,000.00
     5/1000 of 1% (1/2 basis point) on the balance.

     [$3.50 per month per asset in excess of 50 assets]

Out-of-Pocket Expenses:  Charged on the Account.

Fees are billed monthly.





                                                                  Exhibit (9)(k)

                      FUND ACCOUNTING SERVICING AGREEMENT
               (Money Market Fund, Tax-Exempt Money Market Fund,
            U.S. Government Money Market Fund and Equity Index Fund)
                            (Revised Fee Schedules)

First Wisconsin Trust Company
P.O. Box 2054
Milwaukee, WI  53201

Gentlemen:

     Pursuant to Paragraph 12 of the Fund Accounting Servicing Agreement dated March 23, 1988 that you and we have entered into, we are writing to obtain your written approval of the revised fee schedule attached hereto for your services under said agreement with respect to the: (i) Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Money Market Fund; and (ii) Equity Index Fund.

     Please sign two copies of this letter where indicated to signify your agreement to the compensation terms set forth on the attached fee schedule, which terms are to become effective as of the date set forth below.

                                       Sincerely,

Dated as of February 23, 1990          PORTICO FUNDS, INC.
                                       (formerly Elan Funds, Inc.)
                                      By: /s/ W. Alexander
                                          Title:  Vice President

ACKNOWLEDGED AND AGREED:

FIRST WISCONSIN TRUST COMPANY
By: /s/ James Hintz                    Dated as of February 23, 1990
    Title:Vice President



                   FUND VALUATION AND ACCOUNTING FEE SCHEDULE
                                      For
                               Money Market Fund
                          Tax-Exempt Money Market Fund
                       U.S. Government Money Market Fund

PORTFOLIO SERVICES

Annual fee schedule per Fund based on market value of assets:

     $20,000 on the first $40,000,000
     1/100 of 1% (1 basis point) on the next $160,000,000

     Plus out-of-pocket expenses including pricing<F107>.

Fees are billed monthly.

<F107>Pricing on the Governmental Fund will be waived through June 30, 1990 and on the Tax-Exempt Fund through December 31, 1990.



                         FIRST WISCONSIN TRUST COMPANY
                              MUTUAL FUND SERVICES

                         FUND VALUATION AND ACCOUNTING
                              ANNUAL FEE SCHEDULE

                               EQUITY INDEX FUND
PORTFOLIO SERVICES

     -    Annual fee per fund based on market value of assets:

          $20,000 for first $40,000,000
          1/100 of 1% (1 basis point) on next $200,000,000
          5/1000 of 1% (1/2 basis point) on the balance

     -    Out-of-Pocket expenses, including pricing

     -    Fees are billed monthly





                                                                  EXHIBIT (9)(l)
                                                               February 23, 1990

                         FIRST WISCONSIN TRUST COMPANY
                              MUTUAL FUND SERVICES

                         FUND VALUATION AND ACCOUNTING
                              ANNUAL FEE SCHEDULE

                               EQUITY INDEX FUND

PORTFOLIO SERVICES

-    Annual fee for fund based on market value of assets:

          $20,000 for first $40,000,000
          1/100 of 1% (1 basis point) on next $200,000,000
          5/1000 of 1% (< basis point) on the balance

-    Out-of Pocket expenses, including pricing

-    Fees are billed monthly






                                                                  Exhibit (9)(m)

                                November 1, 1990

Portico Funds, Inc.
207 E. Buffalo Street
Suite 315
Milwaukee, WI  53202

Re: Portico Funds, Inc. - Fund Valuation and Accounting Services; Revised Fee Schedule

Ladies and Gentlemen:

     This letter constitutes our agreement, and supersedes any prior agreement, with respect to compensation to be paid to First Wisconsin Trust Company ("First Wisconsin") under the terms of a Fund Accounting Servicing Agreement dated March 23, 1988, between you (the "Company) and First Wisconsin, with respect to the Equity Index Fund, Income and Growth Fund, Special Growth Fund, Short-Intermediate Fixed Income Fund and Bond IMMDEX/TM Fund portfolios of the Company
                                              -
(the "Portfolios"). Pursuant to Paragraph 12 of that Agreement, and in consideration of the services to be provided to you, effective November 1, 1990 each Portfolio will pay First Wisconsin in accordance with the revised fee schedule attached hereto as Exhibit A. The fee attributable to each Portfolio shall be the several (and not joint or joint and several) obligation of each such Portfolio.

     If the foregoing accurately sets forth our agreement and you intend to be legally bound thereby, please execute a copy of this letter and return it to us.

                                   Very truly yours,

                                   FIRST WISCONSIN TRUST COMPANY
                                   By:/s/ James Hintz
                                       Title: Vice President

ACCEPTED:  PORTICO FUNDS, INC.

By: /s/ Miriam Allison
    Title: Vice President
Date:  November 1, 1990



                                                                       EXHIBIT A
                         FIRST WISCONSIN TRUST COMPANY
                       FUND VALUATION AND ACCOUNTING FOR
                              PORTICO FUNDS, INC.

                               EQUITY INDEX FUND
                              INCOME & GROWTH FUND
                              SPECIAL GROWTH FUND
                      SHORT-INTERMEDIATE FIXED INCOME FUND
                                BOND IMMDEX/TMFUND
PORTFOLIO SERVICES - FIXED INCOME FUNDS

-    Annual fee per fund based on market value of assets:
       $20,000 for first $40,000,000
       2/100 of 1% (2 Basis Points) on the next $100,000,000
       1/100 of 1% (1 Basis Point) on the next $100,000,000
       5/1000 of 1% (1/2 Basis Point) on the balance

-    Out-of-Pocket Expenses including daily pricing service.

-    Fees are billed monthly


PORTFOLIO SERVICES - EQUITY/BALANCED FUNDS

-    Annual fee per fund based on market value of assets:
       $20,000 for first $40,000,000
       1/100 of 1% (1 Basis Point) on the next $200,000,000
       5/1000 of 1% (1/2 Basis Point) on the balance

-    Out-of-Pocket Expenses including daily pricing services

-    Fees are billed monthly

Effective November 1, 1990


                                                                  Exhibit (9)(n)

                      FUND ACCOUNTING SERVICING AGREEMENT
                          (Addition of MicroCap Fund)

Firstar Trust Company
P.O. Box 2054
Milwaukee, WI 53201

Gentlemen:

   Pursuant to Paragraph 4 of the Fund Accounting Servicing Agreement dated March 23, 1988 that you and we have entered into, we are writing to request that you render accounting services under the terms of said agreement with respect to the MicroCap Fund, one additional portfolio we are establishing. Your compensation for the services provided under said agreement for said additional portfolio shall be determined in accordance with the fee schedule attached hereto. Please sign two copies of this letter where indicated to signify your agreement to provide said services and to the compensation terms set forth on the attached fee schedule.

                                   Sincerely,

Dated:  August 1, 1995             PORTICO FUNDS, INC.
                                   By:/s/ Mary Ellen Stanek
                                   (Authorized Officer)

ACKNOWLEDGED AND AGREED:

FIRSTAR TRUST COMPANY
By:/s/ James C. Tyler              Dated:  August 1, 1995
(Authorized Officer)



                             FIRSTAR TRUST COMPANY
                         FUND VALUATION AND ACCOUNTING
                                      FOR
                              PORTICO FUNDS, INC.

                                 MicroCap Fund
                                 -------------


Portfolio Services

Annual fee schedule for MicroCap Fund based on market value of assets.

     $27,500 for first $40,000,000.00
     1.25/100 of 1% on the next $200,000,000.00
     6.25/100 of 1% on the balance.

Out-of-Pocket Expenses:  Charged on the Account.

Fees are billed monthly.





                                                                  Exhibit (9)(o)

                      FUND ACCOUNTING SERVICING AGREEMENT
                       (Addition of Balanced Income Fund)

Firstar Trust Company
P.O. Box 2054
Milwaukee, WI 53201

Gentlemen:
     Pursuant to Paragraph 4 of the Fund Accounting Servicing Agreement dated March 23, 1988 that you and we have entered into, we are writing to request that you render accounting services under the terms of said agreement with respect to the Balanced Income Fund, one additional portfolio we are establishing. Your compensation for the services provided under said agreement for said additional portfolio shall be determined in accordance with the fee schedule attached hereto. Please sign two copies of this letter where indicated to signify your agreement to provide said services and to the compensation terms set forth on the attached fee schedule.

                                   Sincerely,

Dated:              , 1995         PORTICO FUNDS, INC.
        ------------

                                   By:
                                        ----------------------
                                   (Authorized Officer)

ACKNOWLEDGED AND AGREED:

FIRSTAR TRUST COMPANY
By:                                Dated:              , 1995
     --------------------------            ------------
   (Authorized Officer)



                             FIRSTAR TRUST COMPANY
                         FUND VALUATION AND ACCOUNTING
                                      FOR
                              PORTICO FUNDS, INC.

                              Balanced Income Fund

Portfolio Services

Annual fee schedule for Balanced Income Fund based on market value of assets.

     $27,500 for first $40,000,000.00
     1.25/100 of 1% on the next $200,000,000.00
     6.25/100 of 1% on the balance.

Out-of-Pocket Expenses:  Charged on the Account.

Fees are billed monthly.





                                                                  Exhibit (9)(p)

                     SHAREHOLDER SERVICING AGENT AGREEMENT

          This contract between Elan Funds, Inc., a Wisconsin corporation, hereinafter called "Elan Funds," and First Wisconsin Trust Company, a Wisconsin corporation, hereinafter called the "Agent," is entered into as of this 23rd day of March, 1988.

                                  WITNESSETH:

          WHEREAS, Elan Funds is authorized to issue shares of Common Stock in separate classes ("Shares") representing interests in separate portfolios of securities and other assets; and

          WHEREAS, Elan Funds intends to initially offer Shares in two portfolios, Elan Money Market Fund and Elan Tax-Exempt Money Market Fund (such portfolios together with any other portfolios subsequently established by Elan Funds and made subject to this contract in accordance with paragraph 7 hereof, being herein referred to collectively as the "Funds" and individually as a "Fund");

          NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

          1. Appointment. Elan Funds hereby appoints Agent to act as Shareholder Servicing Agent for the Funds. Agent hereby accepts such appointment and agrees to furnish the services herein set forth in accordance with this Agreement and each Fund's Prospectus and Statement of Additional Information (hereafter "Prospectus") in return for the compensation provided in paragraph 5 of this Agreement. Agent hereby represents and warrants that it is, and shall continue to be, duly registered as a transfer agent pursuant to
Section 17A of the Securities Exchange Act of 1934 and such other provisions of law as required and shall continue to be so for the term of this Agreement. Should Agent fail to be so registered as a transfer agent at any time during this Agreement, Elan Funds may, on written notice to Agent, immediately terminate this Agreement.

          2. Authority of Agent. Agent is hereby authorized by Elan Funds to receive all payments which may from time to time be delivered to it by or for the account of each Fund; to issue confirmations and/or certificates for Shares of each Fund upon receipt of payment; to redeem or repurchase on behalf of each Fund Shares of each Fund upon receipt of certificates properly endorsed or properly executed written or telephone requests as described in the Prospectus of each Fund; and to act as dividend disbursing agent for the Funds.

          3. Duties of the Agent. Agent hereby agrees to perform the following duties in accordance with this Agreement and the Prospectus of each Fund:

       A. Process new accounts.
       B. Process purchases, both initial and subsequent.

       C. Transfer Shares to an existing account or to a new account upon receipt of required documentation in good order.

       D. Redeem uncertificated and/or certificated Shares upon receipt of required documentation in good order and disburse the redemption proceeds therefor.

       E. Issue and/or cancel certificates as in- structed; replace lost, stolen or destroyed certificates upon receipt of satisfactory indemnification or bond.

       F. Distribute dividends and/or capital gain distributions. This includes disbursements as cash or reinvestment and to change the disbursement option at the request of shareholders.

       G. Process exchanges between Funds (process and direct purchase/redemption and initiate new account or process to existing account).

       H. Make miscellaneous changes to records, including, but not necessarily limited to, address changes and changes in plans (such as systematic withdrawal, dividend reinvestment, etc.).

       I. Prepare and mail a year-to-date confirmation and statement as each transaction is recorded in a shareholder account.

       J. Handle telephone calls and correspondence in reply to shareholder requests except those items set forth in referrals to Elan Funds.

       K. Provide reports to Elan Funds with respect to each Fund:
          Daily - transaction journal with analysis of accounts.
          Monthly - analysis of transactions and accounts by types.
          Quarterly - state sales analysis; sales by size; analysis of systematic withdrawals, Keogh, IRA and 403(b)(7) plans; printout of shareholder balances.

       L. Prepare a daily control and reconciliation of each Fund's Shares with Agent's records and Elan Funds' office records.

       M. Prepare address labels or confirmations for four reports to shareholders per year.

       N. Mail and tabulate proxies (and mail proxy solicitation materials) for meetings of shareholders, including preparation of certified shareholder list and daily report to Elan Funds' management, if required. All proxy related expenses including stationery and postage shall be an "out-of-pocket" expense in accordance with paragraph 5.

       O. Prepare and mail annual Form 1099, Form W-2P and 5498 to shareholders to whom dividends or distributions are paid, with a copy for the IRS, as well as any other notices and information relating to exempt-interest dividends, capital gains or other items required under the Internal Revenue Code of 1986, the Investment Company Act of 1940 (the "1940 Act") or state law.

       P. Provide readily obtainable data which may from time to time be requested for audit purposes.

       Q. Replace lost or destroyed checks.

       R. Continuously maintain all records for active and closed accounts during the current year.

       S. Furnish shareholder data information for a current calendar year in connection with IRA and Keogh Plans in a format suitable for mailing to shareholders.

       T. Withhold such sums as are required to be withheld under applicable Federal and state income tax laws, rules and regulations.

       U. Maintain registry records with respect to the Shares of each Fund in usual form.

     4.Referrals to Elan Funds. Agent hereby agrees to refer to Elan Funds' distributor for reply the following:

       A. Requests for investment information, including performance and outlook.

       B. Requests for information about specific plans: (such as IRA, Keogh, Automatic Investment, Systematic Withdrawal).

       C. Requests for information about exchanges between the Funds.

       D. Requests for historical Fund prices.

       E. Requests for information about the value and timing of dividend payments.

       F. Questions regarding correspondence from the Funds and newspaper articles.

       G. Any requests for information from non-shareholders.

     5.Compensation to Agent. Agent shall be compensated for its services hereunder as may from time to time be agreed upon in writing between the two parties. Elan Funds will reimburse Agent for all out-of-pocket expenses, including, but not necessarily limited to, postage, confirmation forms, proxy handling, etc. Special projects, not included in the fee schedule and requested by proper instructions from Elan Funds, shall be completed by Agent and invoiced to the Funds as mutually agreed upon.

     6.Rights and Powers of Agent. Agent's rights and powers with respect to acting for and on behalf of Elan Funds, including rights and powers of Agent's officers and directors, shall be as follows:

       A. No order, direction, approval, contract or obligation on behalf of Elan Funds with or in any way affecting Agent shall be deemed binding unless made in the form of an "officers' certificate" as defined in the Custodian Agreement of even date herewith between Elan Funds and First Wisconsin Trust Company.

       B. The services of Agent to Elan Funds are not to be deemed exclusive and Agent shall be free to render similar services to others as long as its services for others do not in any manner or way hinder, preclude or prevent Agent from performing its duties and obligations under this Agreement.

       C. Elan Funds will indemnify the Agent and hold it harmless from and against all costs, losses, and expenses which may be incurred by it and all claims and liabilities which may be asserted or assessed against it as a result of any action taken by it without negligence and in good faith, and for any act, omission, delay or refusal made by the Agent in connection with this agency in reliance upon or in accordance with any instruction or advice of any duly authorized officer of Elan Funds.

     7.Additional Portfolios. In the event that Elan Funds establishes one or more portfolios in addition to the Funds with respect to which it desires to have the Agent render services as Shareholder Servicing Agent under the terms hereof, it shall so notify the Agent in writing, and if the Agent agrees in writing to provide such services, such portfolio will become a Fund hereunder.
     8.Effective Date. This Agreement shall become effective as of the date first above written.

     9.Termination of Agreement. This Agreement shall continue in force an effect until terminated as provided in this Agreement. Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty, by Elan Funds or Agent upon ninety (90) days' written notice to the other party.

       In the event that in connection with termination a successor to the Agent is designated by Elan Funds by written notice to the Agent, the Agent will promptly, upon such termination and at the expense of Elan Funds, transfer to such successor a certified list of the shareholders of each Fund (with name, address and tax identification or social security number), any historical record of the account of each shareholder and the status thereof, and all other books, records, correspondence and other data of Elan Funds established or maintained by the Agent under this Agreement, in a form reasonably acceptable to Elan Funds (if such form differs from the form in which the Agent has maintained the same, Elan Funds shall pay any expenses associated with transferring the same to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from the Agent's personnel in the establishment of books, records and other data by such successor.

     10. Amendment. This Agreement may be amended by mutual written consent of the parties. If, at any time during the existence of this Agreement, Elan Funds deems it necessary or advisable in the best interests of Elan Funds that any amendment of this Agreement be made in order to comply with the recommendations or requirements of the Securities and Exchange Commission or state regulatory agencies or other governmental authority, or to obtain any advantage under state or federal laws, and shall notify Agent of the form of amendment which is deemed necessary or advisable and the reasons therefor, and if Agent declines to assent to such amendment, Elan Funds may terminate this Agreement forthwith.

     11. Notice. Any notice that is required to be given by one party to each other under the terms of this Agreement shall be in writing, addressed and delivered, or mailed postpaid, in the case of Agent to Agent's principal place of business, or in the case of Elan Funds to Elan Funds c/o ALPS Securities, Inc., 600 Seventeenth Street, Suite 1605 South, Denver, Colorado 80202.

     12. Records. The books and records pertaining to the Funds which are in the possession of Agent shall be the property of Elan Funds. Such books and records shall be prepared and maintained as required by the 1940 Act, as amended, and other applicable securities laws and rules and regulations. Elan Funds, or its authorized representatives, shall have access to such books and records at all times during Agent's normal business hours, and such books and records shall be surrendered to Elan Funds promptly upon request. Upon the reasonable request of Elan Funds, copies of any such books and records shall be provided by Agent to Elan Funds or its authorized representative at its expense.

     13. Cooperation With Accountants. Agent shall cooperate with Elan Funds' independent certified public accountants and shall take all reasonable action in the performance of its obligations under this Agreement to assure that the necessary information is made available to such accountants for the expression of their unqualified opinion, including but not limited to the opinion included in Elan Funds' semi-annual report on Form N-SAR.

     14. Equipment Failures. In the event of equipment failures beyond Agent's control, Agent shall, at no additional expense to Elan Funds, take reasonable steps to minimize service interruptions but shall have no liability with respect thereto. Agent shall enter into and shall maintain in effect with appropriate parties one or more agreements making reasonable provision for emergency use of electronic data processing equipment to the extent appropriate equipment is available.

     15. Non-Assignability. Agent shall not assign or delegate its duties under this Agreement to any other person without the prior written consent of Elan Funds.

     16. Insurance. Agent will provide the customary and normal fidelity coverage available to transfer agents for investment companies. Agent will at least annually furnish to Elan Funds a letter setting forth the insurance coverage thereon, any changes in such coverage, and will notify Elan Funds promptly of any claim relating to it and will deliver the same to Elan Funds.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and their respective seals to seals to be affixed hereto as of the date first above-written by their respective officers thereunto duly authorized.

          Executed in several counterparts, each of which is an original.

ELAN FUNDS, INC.                   FIRST WISCONSIN TRUST COMPANY

By: /s/ James M. Wade              By: /s/ James D. Hintz
   President                          Vice President

(SEAL)                             (SEAL)

Attest:/s/ W. Bruce McConnel, III  Attest:/s/ Diane Bowen
       Secretary                               Assistant Secretary



                         FIRST WISCONSIN TRUST COMPANY
                        MUTUAL FUND SHAREHOLDER SERVICES
                               MONEY MARKET FUND

                         Fee Schedule
                         ------------

Fund Characteristics:    No Load Fund
                         Daily Dividend Automatically Reinvested Monthly
                         Telephone Exchange Option
                         Telephone Redemption Option
                         Check Writing
                         Automatic Investment Plan

Fee Schedule:            $18.00 per Shareholder Account
                         $ 1.00 per Financial Transaction in Excess of 4 per
                              Year per Account
                         $ 7.50 per Wire Transfer
                         No Charge for Non-Financial Transactions

                         Fees to be Billed on a Monthly Basis

Plus, Out-of-Pocket Expenses Including, but not Limited to:
                         -   Telephone
                         -   Postage
                         -   Programming
                         -   Retention of Records
                         -   Stationery/Envelopes
                         -   Mailing
                         -   Insurance
                         -   Proxy Activities
                         -   All Other Out-of-Pocket Expenses

Plus, with respect to Automatic Investment Plan:
     $125.00 per monthly or bimonthly cycle for all funds in Group $ 0.50 per Fund account set up and/or change
     $  0.35 per item on first 10,000 items
     $  0.25 per item on the next 15,000 items
     $  0.20 per item on the balance
     $  3.25 per correction, reversal or return item





                                                                  Exhibit (9)(q)

                     SHAREHOLDER SERVICING AGENT AGREEMENT
               (Income Equity Fund, Short-Intermediate Bond Fund,
                    Bond Index Fund, Growth Equity Fund and
                       U.S. Government Money Market Fund)

First Wisconsin Trust Company
P.O. Box 2054
Milwaukee, Wisconsin 53201

Gentlemen:

       Pursuant to Paragraph 7 of the Shareholder Servicing Agent Agreement dated March 23, 1988 that you and we have entered into, we are writing to request that you render services as Shareholder Servicing Agent under the terms of said agreement with respect to the following additional portfolios which we are establishing: Income Equity Fund, Short-Intermediate Bond Fund, Bond Index Fund, Growth Equity Fund and U.S. Government Money Market Fund. Your compensation for the services provided as Shareholder Services Agent for said additional portfolios, as well as for the Money Market Fund and Tax-Exempt Money Market Fund, shall be determined in accordance with the fee schedule attached hereto. Please sign two copies of this letter where indicated to signify your agreement to so serve as Shareholder Services Agent and to the compensation terms set forth to said fee schedule.

                                   Sincerely,

Dated:  July 29, 1988              ELAN FUNDS, INC.

                                   By: /s/ W. Alexander
                                       Title:  Vice President

ACKNOWLEDGED AND AGREED:

FIRST WISCONSIN TRUST COMPANY
By:  /s/ James D. Hintz            Dated:  July 29, 1988
Title:  Vice President



                         FIRST WISCONSIN TRUST COMPANY
                        MUTUAL FUND SHAREHOLDER SERVICES
                                      FOR
                             Elan Money Market Fund
                       Elan Tax-Exempt Money Market Fund
                     Elan U.S. Government Money Market Fund

                                  Fee Schedule

Fund Characteristics:
No Load Fund
Daily Dividend Automatically Reinvested Monthly
Telephone Exchange Option
Telephone Redemption Option
Check Writing
Automatic Investment Plan

Fee Schedule:
$18.00 per Shareholder Account
$ 1.00 per Financial Transaction in Excess of 4
       per year per account
$ 7.50 per Wire Transfer

No Charge for Non-Financial Transactions.

Fees to be billed on a Monthly Basis.

Plus out-of-pocket expenses including, but not limited to:
     - Telephone
     - Postage
     - Programming
     - Retention of Records
     - Stationery/Envelopes
     - Mailing
     - Insurance
     - Proxy Activities
     - All other out-of-pocket-expenses

Plus, with respect to Automatic Investment Plan:
     $125.00 per monthly or bi-monthly cycle for
             all funds in group
     $  0.50 per Fund account set-up and/or change
     $  0.35 per item on first 10,000 items
     $  0.25 per item on the next 15,000 items
     $  0.20 per item on the balance
     $  3.25 per correction, reversal or return item



                         FIRST WISCONSIN TRUST COMPANY
                        MUTUAL FUND SHAREHOLDER SERVICES
                                      FOR
                                ELAN FUNDS, INC.

                               Income Equity Fund
                               Growth Equity Fund

Annual Fee Schedule
     $10.00 per Shareholder Account on the first 20,000 Accounts
     $ 9.50 per Shareholder Account on the next 40,000 Accounts
     $ 9.00 per Shareholder Account on the next 40,000 Accounts
     $ 8.50 per Shareholder Account on the balance
     $ 5.00 per exchange
     $ 7.50 per wire transfer

Fees billed monthly.

Plus out-of-pocket expenses including, but not limited to:
     - Telephone--Toll-free lines
     - Postage
     - Programming
     - Stationary/Envelopes
     - Mailing
     - Proxies
     - Retention of Records
     - Microfilm/Microfiche of Records
     - Special Reports
     - All other out-of-pocket expenses



                         FIRST WISCONSIN TRUST COMPANY
                        MUTUAL FUND SHAREHOLDER SERVICES
                                      FOR
                                ELAN FUNDS, INC.
                          Short-Intermediate Bond Fund
                                Bond Index Fund

Annual Fee Schedule
     $12.00 per Shareholder Account on the first 20,000 Accounts
     $11.50 per Shareholder Account on the next 80,000 Accounts
     $11.00 per Shareholder Account on the balance.

     $ 5.00 per exchange
     $ 7.50 per wire transfer

Fees billed monthly.

Plus out-of-pocket expenses including, but not limited to:
     - Telephone--Toll-free lines
     - Postage
     - Programming
     - Stationery/Envelopes
     - Mailing
     - Proxies
     - Retention of Records
     - Microfilm/Microfiche of Records
     - Special Reports
     - All other out-of-pocket expenses



              AUTOMATIC INVESTMENT PLAN PROCESSING
$125.00 per cycle
$  0.50 per account set-up and/or change
$  0.35 per item on first 10,000 items
$  0.25 per item on the next 15,000
$  0.20 per item on the balance
$  3.25 per correction, reversal or return item







                                                                  Exhibit (9)(r)

                     SHAREHOLDER SERVICING AGENT AGREEMENT
                       (Addition of Equity Index Fund and
                             Revised Fee Schedule)

First Wisconsin Trust Company
P.O. Box 2054
Milwaukee, WI  53201

Gentlemen:

     Pursuant to Paragraph 7 of the Shareholder Servicing Agent Agreement dated March 23, 1988 that you and we have entered into, we are writing to request that you render services as Shareholder Servicing Agent under the terms of said agreement with respect to the Equity Index Fund, an additional portfolio we are establishing.

     In addition, we are writing to obtain your written approval of the revised fee schedule attached hereto for your services as Shareholder Services Agent for said additional portfolio, as well as for the Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Money Market Fund, Income and Growth Fund (formerly Income Equity Fund), Short-Intermediate Fixed Income Fund (formerly Short-Intermediate Bond Fund), Special Growth Fund (formerly Growth Equity Fund) and Bond IMMDEX/TMFund (formerly Bond Index Fund).

     Please sign two copies of this letter where indicated to signify your agreement to so serve as Shareholder Services Agent and to the compensation terms set forth to said fee schedule, which terms are to become effective as of the date set forth below.

                                   Sincerely,
Dated:  December 28, 1989          PORTICO FUNDS, INC.
                                   (formerly Elan Funds, Inc.)
                                   By:/s/ James M. Wade
                                       Title:  Vice President

ACKNOWLEDGED AND AGREED:

FIRST WISCONSIN TRUST COMPANY
By:/s/ James Hintz                 Dated:  December 28, 1989
Title:Vice President

/s/ Gene E. Plegen, Assistant Secretary



                      MUTUAL FUND SHAREHOLDER SERVICES FOR
                              PORTICO FUNDS, INC.
                 Money Market Fund Tax-Exempt Money Market Fund
                       U.S. Government Money Market Fund

                                  Fee Schedule

Fund Characteristics:
No Load Fund
Daily Dividend Automatically Reinvested Monthly
Telephone Exchange Option
Telephone Redemption Option
Check Writing
Automatic Investment Plan

Fee Schedule:
$18.00  per Shareholder Account
$ 1.00 per Financial Transaction in Excess of 4 per year per account $ 7.50 per Wire Transfer

No Charge for Non-Financial Transactions.

Fees to be billed on a Monthly Basis.

Plus out-of-pocket expenses including, but not limited to:
     -  Telephone
     -  Postage
     -  Programming
     -  Retention of Records
     -  Stationery/Envelopes
     -  Mailing
     -  Insurance
     -  Proxy Activities
     -  All other out-of-pocket expenses

Plus, with respect to Automatic investment Plan:
 $125.00  per monthly or bimonthly cycle for all funds in group
 $  0.50  per Fund account set-up and/or change
 $  0.35  per item on first 10,000 items
 $  0.25  per item on the next 15,000 items
 $  0.20  per item on the balance
 $  3.25  per correction, reversal or return item

                         FIRST WISCONSIN TRUST COMPANY
                        MUTUAL FUND SHAREHOLDER SERVICES
                                      FOR
                              PORTICO FUNDS, INC.

                             Income and Growth Fund
                              Special Growth Fund
                               Equity Index Fund

Annual Fee Schedule
  $10.00 per Shareholder Account on the first 20,000 Accounts
  $ 9.50 per Shareholder Account on the next 40,000 Accounts
  $ 9.00 per Shareholder Account on the next 40,000 Accounts
  $ 8.50 per Shareholder Account on the balance
  $ 5.00 per exchange
  $ 7.50 per wire transfer

Fees billed monthly.

Plus out-of-pocket expenses including, but not limited to:
     -  Telephone--Toll-free lines
     -  Postage
     -  Programming
     -  Stationery/Envelopes
     -  Mailing
     -  Proxies
     -  Retention of Records
     -  Microfilm/Microfiche of Records
     -  Special Reports
     -  All other out-of pocket expenses

                      AUTOMATIC INVESTMENT PLAN PROCESSING
 $125.00 per cycle
 $  0.50 per account set-up and/or change
 $  0.35 per item on first 10,000 items
 $  0.25 per item on the next 15,000 items
 $  0.20 per item on the balance
 $  3.25 per correction, reversal or return item



                         FIRST WISCONSIN TRUST COMPANY
                        MUTUAL FUND SHAREHOLDER SERVICES
                                      FOR
                              PORTICO FUNDS, INC.

                      Short-Intermediate Fixed Income Fund
                                Bond IMMDEX/TMFund

Annual Fee Schedule
  $12.00 per Shareholder Account on the first 20,000 Accounts
  $11.50 per Shareholder Account on the next 80,000 Accounts
  $11.00 per Shareholder Account on the balance.
  $ 5.00 per exchange
  $ 7.50 per wire transfer

Fees billed monthly.

Plus out-of-pocket expenses including, but not limited to:
     -  Telephone--Toll-free lines
     -  Postage
     -  Programming
     -  Stationery/Envelopes
     -  Mailing
     -  Proxies
     -  Retention of Records
     -  Microfilm/Microfiche of Records
     -  Special Reports
     -  All other out-of pocket expenses

AUTOMATIC INVESTMENT PLAN PROCESSING
 $125.00 per cycle
 $  0.50 per account set-up and/or change
 $  0.35 per item on first 10,000 items
 $  0.25 per item on the next 15,000 items
 $  0.20 per item on the balance
 $  3.25 per correction, reversal or return item



                         FIRST WISCONSIN TRUST COMPANY
                        MUTUAL FUND SHAREHOLDER SERVICES
                                      FOR
                                  FUNDS, INC.
                                (All Portfolios)

Charge for dedicated telephone representatives for Portico Funds, Inc. (to be billed on a monthly basis):
     $25,000 per year per representative






                                                                  Exhibit (9)(s)

                     SHAREHOLDER SERVICING AGENT AGREEMENT

                (Addition of Institutional Money Market Fund and
                        U.S. Federal Money Market Fund)

First Wisconsin Trust Company
P.O. Box 2054
Milwaukee, WI  53201

Gentlemen:

        Pursuant to Paragraph 7 of the Shareholder Servicing Agent Agreement dated as of March 23, 1988 and amended as of May 1, 1990, between you and Portico Funds, Inc. (formerly, Elan Funds, Inc.) (the "Company"), the Company requests that you render services as Shareholder Servicing Agent under the terms of said agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund, additional portfolios the Company is establishing. Your compensation for the services provided under said agreement for said additional portfolios shall be determined in accordance with the fee schedule attached hereto.

        Please sign two copies of this letter where indicated to signify your agreement to so serve as Shareholder Servicing Agent and to the compensation terms set forth on the attached fee schedule.

                                   Sincerely,

Dated:  April 23, 1991             PORTICO FUNDS, INC.
                                   By:/s/ Miriam Allison
                                       (Authorized Officer)

ACKNOWLEDGED AND AGREED:

FIRST WISCONSIN TRUST COMPANY
By:/s/ James Hintz                 Dated:  April 23, 1991
    (Authorized Officer)



                         FIRST WISCONSIN TRUST COMPANY
                        MUTUAL FUND SHAREHOLDER SERVICES
                                      FOR
                              PORTICO FUNDS, INC.
                        Institutional Money Market Fund
                         U.S. Federal Money Market Fund

                                  Fee Schedule

Fund Characteristics:

No Load Fund

Daily Dividend Automatically Reinvested Monthly
Telephone Exchange Option (not applicable with respect to the Institutional
  Money Market Fund)
Telephone Redemption Option (not applicable with respect to the Institutional
  Money Market Fund)
Check Writing (not applicable with respect to the Institutional Money Market
  Fund)
Automatic Investment Plan (not applicable with respect to the Institutional
  Money Market Fund)

Fee Schedule:
$500.00  Minimum Monthly charge (Institutional Money Market Fund)
$ 18.00  per Shareholder Account
$  1.00  per Financial Transaction in Excess of 4 per year per account
$  7.50  per Wire Transfer

No Charge for Non-Financial Transactions.

Fees to be billed on a Monthly Basis.

Plus out-of-pocket expenses including, but not limited to:
     - Telephone
     - Postage
     - Programming
     - Retention of Records
     - Stationery/Envelopes
     - Mailing
     - Insurance
     - Proxy Activities
     - All other out-of-pocket expenses

Plus, with respect to Two-Dimensional Transaction:
    $1.00 per shareholder account to set-up
    $1.00 per shareholder account to alter

Plus, with respect to Automatic Investment Plan:
$125.00  per monthly or bimonthly cycle for all funds in group
$  0.50  per Fund account set-up and/or change
$  0.35  per item on first 10,000 items
$  0.25  per item on the next 15,000 items
$  0.20  per item on the balance
$  3.25  per correction, reversal or return item



                         FIRST WISCONSIN TRUST COMPANY
                        MUTUAL FUND SHAREHOLDER SERVICES
                                      FOR
                              PORTICO FUNDS, INC.

                                (All Portfolios)

Charge for dedicated telephone representatives for Portico Funds, Inc. (to be billed on a monthly basis):

     $25,000 per year per representative





                                                                  Exhibit (9)(t)

                     SHAREHOLDER SERVICING AGENT AGREEMENT
                         (Addition of Balanced Fund and
                             Revised Fee Schedules)

First Wisconsin Trust Company
P.O. Box 2054
Milwaukee, WI  53201

Gentlemen:

          Pursuant to Paragraph 7 of the Shareholder Servicing Agent Agreement dated as of March 23, 1988 and amended as of May 1, 1990, between you and Portico Funds, Inc. (formerly, Elan Funds, Inc.) (the "Company"), the Company requests that you render services as Shareholder Servicing Agent under the terms of said agreement with respect to the Balanced Fund, an additional portfolio the Company is establishing. Your compensation for the services provided under said agreement for said additional portfolio shall be determined in accordance with the fee schedule attached hereto. In addition, we are writing to obtain your written approval of the revised fee schedules attached hereto for services as Shareholder Servicing Agent for the Money Market Fund, Institutional Money Market Fund, U.S. Federal Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Income and Growth Fund, Special Growth Fund, Equity Index Fund, Short-Intermediate Fixed Income Fund and Bond IMMDEX/TM Fund.

          Please sign two copies of this letter where indicated to signify your agreement to so serve as Shareholder Servicing Agent for the Balanced Fund and to the compensation terms set forth on the attached fee schedules for each of the Company's Funds, which terms are to become effective as of the date set forth below.

                                   Sincerely,

Dated:  March 27, 1992             PORTICO FUNDS, INC.
                                   By:/s/ Miriam Allison
                                        (Authorized Officer)

ACKNOWLEDGED AND AGREED:

FIRST WISCONSIN TRUST COMPANY
By:/s/ [signature illegible]       Dated: March 27, 1992
 (Authorized Officer)



                         FIRST WISCONSIN TRUST COMPANY
                        MUTUAL FUND SHAREHOLDER SERVICES
                                      FOR
                              PORTICO FUNDS, INC.

                   Income and Growth Fund Special Growth Fund
                        Equity Index Fund Balanced Fund

Annual Fee Schedule
-------------------


     $10.50 per Shareholder Account on the first 20,000 Accounts
     $10.00 per Shareholder Account on the next 40,000 Accounts
     $ 9.50 per Shareholder Account on the next 40,000 Accounts
     $ 9.00 per Shareholder Account on the balance
     $ 5.00 per telephone exchange
     $ 7.50 per wire transfer

Minimum annual fee of $6,000 per Fund.

Fees billed monthly.

Plus out-of-pocket expenses including, but not limited to:
     -    Telephone--Toll-free lines
     -    Postage
     -    Programming
     -    Stationery/Envelopes
     -    Mailing
     -    Proxies
     -    Retention of Records
     -    Microfilm/Microfiche of Records
     -    Special Reports
     -    All other out-of pocket expenses

Plus, with respect to Two-Dimensional Transaction:
     $1.00 per shareholder account to set-up
     $1.00 per shareholder account to alter


              AUTOMATIC INVESTMENT PLAN PROCESSING
     $125.00 per cycle
     $  0.50 per account set-up and/or change
     $  0.50 per item
     $  3.25 per correction, reversal or return item



                         FIRST WISCONSIN TRUST COMPANY
                        MUTUAL FUND SHAREHOLDER SERVICES
                                      FOR
                              PORTICO FUNDS, INC.

                               Money Market Fund
                        Institutional Money Market Fund
                         U.S. Federal Money Market Fund
                       U.S. Government Money Market Fund
                          Tax-Exempt Money Market Fund

                                  Fee Schedule
                                  ------------


Fund Characteristics:
No Load Fund
Daily Dividend Automatically Reinvested Monthly
Telephone Exchange Option (not applicable with respect to the Institutional
  Money Market Fund)
Telephone Redemption Option (not applicable with respect to the Institutional
  Money Market Fund)
Check Writing (not applicable with respect to the Institutional Money Market
  Fund)
Automatic Investment Plan (not applicable with respect to the Institutional
  Money Market Fund)
Fee Schedule
     $18.50 per Shareholder Account
     $ 1.00 per Financial Transaction in excess of $150.00 per month per account for the Institutional Money Market Fund and 4 per year per account for all other Funds
     $ 5.00 per telephone exchange
     $ 7.50 per wire transfer

Minimum monthly charge of $500 each for the Institutional Money Market Fund and
           U.S. Federal Money Market Fund.

Fees billed monthly.

Plus out-of-pocket expenses including, but not limited to:
     -    Telephone--Toll-free lines
     -    Postage
     -    Programming
     -    Stationery/Envelopes
     -    Mailing
     -    Proxies
     -    Retention of Records
     -    Microfilm/Microfiche of Records
     -    Special Reports
     -    All other out-of pocket expenses

Plus, with respect to Two-Dimensional Transaction:
     $1.00 per shareholder account to set-up
     $1.00 per shareholder account to alter


              AUTOMATIC INVESTMENT PLAN PROCESSING

     $125.00 per cycle
     $ 0.50 per account set-up and/or change
     $ 0.50 per item
     $ 3.25 per correction, reversal or return item



                         FIRST WISCONSIN TRUST COMPANY
                        MUTUAL FUND SHAREHOLDER SERVICES
                                      FOR
                              PORTICO FUNDS, INC.
                      Short-Intermediate Fixed Income Fund
                                Bond IMMDEX/TMFund
                                ----------------


Annual Fee Schedule

     $12.00 per Shareholder Account on the first 20,000 Accounts
     $11.50 per Shareholder Account on the next 80,000 Accounts
     $11.00 per Shareholder Account on the balance.
     $ 5.00 per telephone exchange
     $ 7.50 per wire transfer

Fees billed monthly.

Plus out-of-pocket expenses including, but not limited to:
     -    Telephone--Toll-free lines
     -    Postage
     -    Programming
     -    Stationery/Envelopes
     -    Mailing
     -    Proxies
     -    Retention of Records
     -    Microfilm/Microfiche of Records
     -    Special Reports
     -    All other out-of pocket expenses

Plus, with respect to Two-Dimensional Transaction:
     $1.00 per shareholder account to set-up
     $1.00 per shareholder account to alter


              AUTOMATIC INVESTMENT PLAN PROCESSING

     $125.00 per cycle
     $  0.50 per account set-up and/or change
     $  0.50 per item
     $  3.25 per correction, reversal or return item






                                                                  Exhibit (9)(u)

                     SHAREHOLDER SERVICING AGENT AGREEMENT
                      (Addition of MidCore Growth Fund and
                         Intermediate Bond Market Fund)

Firstar Trust Company
P.O. Box 2054
Milwaukee, WI  53201

Gentlemen:
          Pursuant to Paragraph 7 of the Shareholder Servicing Agent Agreement dated as of March 23, 1988 and amended as of May 1, 1990, between you and Portico Funds, Inc. (formerly, Elan Funds, Inc.) (the "Company"), the Company requests that you render services as Shareholder Servicing Agent under the terms of said agreement with respect to the MidCore Growth Fund and Intermediate Bond Market Fund, two additional portfolios the Company is establishing. Your compensation for the services provided under said agreement for said additional portfolios shall be determined in accordance with the fee schedule attached hereto.

          Please sign two copies of this letter where indicated to signify your agreement to so serve as Shareholder Servicing Agent for the MidCore Growth Fund and Intermediate Bond Market Fund and to the compensation terms set forth on the attached fee schedules for the two new Funds, which terms are to become effective as of the date set forth below.

                                   Sincerely,

Dated:  December 27, 1992          PORTICO FUNDS, INC.
                                   By: /s/ Miriam Allison
                                       (Authorized Officer)

ACKNOWLEDGED AND AGREED:

FIRSTAR TRUST COMPANY
By:/s/ [signature illegible]       Dated:  December 27, 1992
 (Authorized Officer)



                         FIRST WISCONSIN TRUST COMPANY
                        MUTUAL FUND SHAREHOLDER SERVICES
                                      FOR
                                  FUNDS, INC.

                              MidCore Growth Fund
                              -------------------


Annual Fee Schedule
     $10.50 per Shareholder Account on the first 20,000
            Accounts
     $10.00 per Shareholder Account on the next 40,000 Accounts
     $ 9.50 per Shareholder Account on the next 40,000 Accounts
     $ 9.00 per Shareholder Account on the balance
     $ 5.00 per telephone exchange
     $ 7.50 per wire transfer

Minimum annual fee of $6,000 per Fund.

Fees billed monthly.

Plus out-of-pocket expenses including, but not limited to:
     -    Telephone--Toll-free lines
     -    Postage
     -    Programming
     -    Stationery/Envelopes
     -    Mailing
     -    Proxies
     -    Retention of Records
     -    Microfilm/Microfiche of Records
     -    Special Reports
     -    All other out-of-pocket expenses

Plus, with respect to Two-Dimensional Transaction:
     $1.00 per shareholder account to set-up
     $1.00 per shareholder account to alter


              AUTOMATIC INVESTMENT PLAN PROCESSING

     $125.00 per cycle
     $  0.50 per account set-up and/or change
     $  0.50 per item
     $  3.25 per correction, reversal or return item



                         FIRST WISCONSIN TRUST COMPANY
                        MUTUAL FUND SHAREHOLDER SERVICES
                                      FOR
                              PORTICO FUNDS, INC.

                         Intermediate Bond Market Fund
                         -----------------------------


Annual Fee Schedule
     $12.00 per Shareholder Account on the first 20,000
            Accounts
     $11.50 per Shareholder Account on the next 80,000 Accounts
     $11.00 per Shareholder Account on the balance
     $ 5.00 per telephone exchange
     $ 7.50 per wire transfer

Fees billed monthly.

Plus out-of-pocket expenses including, but not limited to:
     -    Telephone--Toll-free lines
     -    Postage
     -    Programming
     -    Stationery/Envelopes
     -    Mailing
     -    Proxies
     -    Retention of Records
     -    Microfilm/Microfiche of Records
     -    Special Reports
     -    All other out-of-pocket expenses

Plus, with respect to Two-Dimensional Transaction:
     $1.00 per shareholder account to set-up
     $1.00 per shareholder account to alter


              AUTOMATIC INVESTMENT PLAN PROCESSING

     $125.00 per cycle
     $  0.50 per account set-up and/or change
     $  0.50 per item
     $  3.25 per correction, reversal or return item





                                                                  Exhibit (9)(w)

                     SHAREHOLDER SERVICING AGENT AGREEMENT
                  (Addition of the International Equity Fund)

Firstar Trust Company
P.O. Box 2054
Milwaukee, WI  53201
Gentlemen:

          Pursuant to Paragraph 7 of the Shareholder Servicing Agent Agreement dated as of March 23, 1988 and amended as of May 1, 1990, between you and Portico Funds, Inc. (formerly, Elan Funds, Inc.) (the "Company"), the Company requests that you render services as Shareholder Servicing Agent under the terms of said agreement with respect to the International Equity Fund, one additional portfolio the Company is establishing. Your compensation for the services provided under said agreement for said additional portfolios shall be determined in accordance with the fee schedule attached hereto.

          Please sign two copies of this letter where indicated to signify your agreement to so serve as Shareholder Servicing Agent for the International Equity Fund and to the compensation terms set forth on the attached fee schedules for the one new Fund, which terms are to become effective as of the date set forth below.

                                   Sincerely,

Dated:  April 26, 1994             PORTICO FUNDS, INC.
                                   By:/s/ Miriam Allison
                                      (Authorized Officer)

ACKNOWLEDGED AND AGREED:

FIRSTAR TRUST COMPANY
By:/s/ James C. Tyler              Dated: April 26, 1994
    (Authorized Officer)



                             FIRSTAR TRUST COMPANY
                      MUTUAL FUND SHAREHOLDER SERVICES FOR
                              PORTICO FUNDS, INC.
                           International Equity Fund

Annual Fee Schedule
     $13.00 per Shareholder account
     $ 5.00 per telephone exchange
     $ 7.50 per wire transfer

Minimum annual fee of $6,000 per Fund. Fees billed monthly.

Plus out-of-pocket expenses including, but not limited to:
     -    Telephone--Toll-free lines
     -    Postage
     -    Programming
     -    Stationery/Envelopes
     -    Mailing
     -    Proxies
     -    Retention of Records
     -    Microfilm/Microfiche of Records
     -    Special Reports
     -    All other out-of pocket expenses

Plus, with respect to Two-Dimensional Transaction:
     $1.00 per shareholder account to set-up
     $1.00 per shareholder account to alter


              AUTOMATIC INVESTMENT PLAN PROCESSING
     $125.00 per cycle
     $  0.50 per account set-up and/or change
     $  0.50 per item
     $  3.25 per correction, reversal or return item



                                                                  Exhibit (9)(x)

                                  AMENDMENT TO
                     SHAREHOLDER SERVICING AGENT AGREEMENT

     PORTICO FUNDS, INC., a Wisconsin corporation (formerly, Elan Funds, Inc.), and FIRST WISCONSIN TRUST COMPANY, a banking institution chartered under the laws of Wisconsin, parties to a Shareholder Servicing Agent Agreement dated as of March 23, 1988, hereby amend and restate Section 11 of such Agreement in its entirely as follows:

     11. Notice. Any notice that is required to be given by one party to each other under the terms of this Agreement shall be in writing, addressed and delivered, or mailed postpaid, in the case of Agent to Agent's principal place of business, or in the case of Portico Funds to Portico Funds c/o Sunstone Financial Group, Inc., 207 E. Buffalo Street, Suite 315, Milwaukee, WI 53202, or at such other address as one party may provide to the other in writing, as the case may be.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of May 1, 1990.

                         Very truly yours,

                         PORTICO FUNDS, INC.
                         By:/s/ Miriam Allison
                            (Authorized Officer)

                         FIRST WISCONSIN TRUST COMPANY
By:/s/ James Hintz        (Authorized Officer)






                                                                  Exhibit (9)(y)

                     SHAREHOLDER SERVICING AGENT AGREEMENT
                        (Addition of the MicroCap Fund)

Firstar Trust Company
P.O. Box 2054
Milwaukee, WI  53201

Gentlemen:

          Pursuant to Paragraph 7 of the Shareholder Servicing Agent Agreement dated as of March 23, 1988 and amended as of May 1, 1990, between you and Portico Funds, Inc. (formerly, Elan Funds, Inc.) (the "Company"), the Company requests that you render services as Shareholder Servicing Agent under the terms of said agreement with respect to the MicroCap Fund, one additional portfolio the Company is establishing. Your compensation for the services provided under said agreement for said additional portfolio shall be determined in accordance with the fee schedule attached hereto.

          Please sign two copies of this letter where indicated to signify your agreement to so serve as Shareholder Servicing Agent for the MicroCap Fund and to the compensation terms set forth on the attached fee schedule for the new Fund, which terms are to become effective as of the date set forth below.

                                   Sincerely,
Dated:  August 1, 1995             PORTICO FUNDS, INC.
                                   By:/s/ Mary Ellen Stanek
                                    (Authorized Officer)

ACKNOWLEDGED AND AGREED:

FIRSTAR TRUST COMPANY
By:/s/ James C. Tyler              Dated: August 1, 1995
    (Authorized Officer)



                             FIRSTAR TRUST COMPANY
                        MUTUAL FUND SHAREHOLDER SERVICES
                                      FOR
                              PORTICO FUNDS, INC.

                                 MicroCap Fund
                                 -------------


Annual Fee Schedule
     $13.00 per Shareholder account
     $ 5.00 per telephone exchange
     $ 7.50 per wire transfer

Minimum annual fee of $12,000 per Fund.

Account fees shall be waived on the initial 460 accounts per series.

Fees billed monthly.

Plus out-of-pocket expenses including, but not limited to:
     -    Telephone--Toll-free lines
     -    Postage
     -    Programming
     -    Stationery/Envelopes
     -    Mailing
     -    Proxies
     -    Insurance
     -    Retention of Records
     -    Microfilm/Microfiche of Records
     -    Special Reports
     -    All other out-of pocket expenses

Plus, with respect to Two-Dimensional Transaction:
     $1.00 per shareholder account to set-up
     $1.00 per shareholder account to alter


              AUTOMATIC INVESTMENT PLAN PROCESSING
     $125.00 per cycle
     $  0.50 per account set-up and/or change
     $  0.50 per item
     $  3.25 per correction, reversal or return item




                                                                  Exhibit (9)(z)

                     SHAREHOLDER SERVICING AGENT AGREEMENT
                     (Addition of the Balanced Income Fund)

Firstar Trust Company
P.O. Box 2054
Milwaukee, WI  53201

Gentlemen:

          Pursuant to Paragraph 7 of the Shareholder Servicing Agent Agreement dated as of March 23, 1988 and amended as of May 1, 1990, between you and Portico Funds, Inc. (formerly, Elan Funds, Inc.) (the "Company"), the Company requests that you render services as Shareholder Servicing Agent under the terms of said agreement with respect to the Balanced Income Fund, one additional portfolio the Company is establishing. Your compensation for the services provided under said agreement for said additional portfolio shall be determined in accordance with the fee schedule attached hereto.

          Please sign two copies of this letter where indicated to signify your agreement to so serve as Shareholder Servicing Agent for the Balanced Income Fund and to the compensation terms set forth on the attached fee schedule for the new Fund, which terms are to become effective as of the date set forth below.

                                   Sincerely,

Dated:              , 1995         PORTICO FUNDS, INC.
        ------------
                                   By:
                                      -------------------
                                    (Authorized Officer)

ACKNOWLEDGED AND AGREED:

FIRSTAR TRUST COMPANY
By:                                Dated:             , 1995
   -----------------------                ------------
    (Authorized Officer)



                             FIRSTAR TRUST COMPANY
                        MUTUAL FUND SHAREHOLDER SERVICES
                                      FOR
                              PORTICO FUNDS, INC.

                              Balanced Income Fund
                              --------------------


Annual Fee Schedule
     $13.00 per Shareholder account
     $ 5.00 per telephone exchange
     $ 7.50 per wire transfer

Minimum annual fee of $12,000 per Fund.

Account fees shall be waived on the initial 460 accounts per series.

Fees billed monthly.

Plus out-of-pocket expenses including, but not limited to:
     -    Telephone--Toll-free lines
     -    Postage
     -    Programming
     -    Stationery/Envelopes
     -    Mailing
     -    Proxies
     -    Insurance
     -    Retention of Records
     -    Microfilm/Microfiche of Records
     -    Special Reports
     -    All other out-of pocket expenses

Plus, with respect to Two-Dimensional Transaction:
     $1.00 per shareholder account to set-up
     $1.00 per shareholder account to alter


              AUTOMATIC INVESTMENT PLAN PROCESSING
     $125.00 per cycle
     $  0.50 per account set-up and/or change
     $  0.50 per item
     $  3.25 per correction, reversal or return item




                                                                 Exhibit (9)(aa)

                             PLAN OF REORGANIZATION

          PLAN OF REORGANIZATION (the "Plan") in respect of Elan Funds, Inc., a Wisconsin business corporation (the "Corporation"), and Elan Funds, a Massachusetts business trust (the "Trust").

                                   SECTION I

                  Sale of Assets and Assumption of Liabilities
                  --------------------------------------------


          Subject to the provisions of this Plan, the Trust shall sell, convey, transfer and assign to the Corporation, and the Corporation shall purchase, acquire and accept from the Trust, all property of every description and all interests, rights, privileges and powers, belonging to the Trust (collectively, the "Property"). As full consideration for said sale of the Property by the Trust, the Corporation shall assume and agree fully to satisfy and discharge all liabilities and obligations of the Trust, whether accrued, absolute, contingent or otherwise (collectively, the "Liabilities"). The Trust and the Corporation acknowledge that prior to said sale of the Property and assumption of the Liabilities, ALPS Securities, Inc. ("ALPS"), as sole shareholder of the Trust, may redeem its shares in the Trust with the understanding that the proceeds of said redemption will subsequently be reinvested in shares of the Corporation.
In the event ALPS does not redeem its shares in the Trust as aforesaid, then:
(a) the Corporation shall issue to the Trust at the time of said sale of the Property and assumption of the Liabilities full and fractional shares of its Class A-2 and Class B-2 Common Stock (the "Corporation Shares") equal in number to the number of full and fractional Class A-2 and "Trust Shares") that are then outstanding and owned by ALPS; and (b) the Trust shall credit to ALPS at the time of said Corporation Shares so received by it and shall cancel all the Trust Shares, except such Trust Shares as may be necessary or appropriate to remain outstanding in order to permit the Trust to complete its liquidation.

                                   SECTION II

                              Shareholder Consent
                              -------------------


          Prior to the Effective Date (as defined below) of the Reorganization and as a condition thereto, the Trust shall submit this Plan and the transactions contemplated hereby to ALPS, as sole shareholder of the Trust, for its approval.

                                  SECTION III

                                    Closing
                                    -------


          The sale of the Property and assumption of the Liabilities (the "Effective Date") described above shall occur on such date and at such time and place as the officers of the Corporation and Trust determine in their discretion.

                                   SECTION IV

                                 Miscellaneous
                                 -------------


          The Corporation and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

          This Plan and the transactions contemplated hereby may be abandoned for any reason (including, without limitation, the receipt of advice of counsel to the Corporation and Trust that the same may have adverse tax consequences for either of them) at any time prior to the time that the sale of the Property and assumption of Liabilities occurs upon the concurring votes of a majority of the entire Board of Directors of the Corporation and a majority of all of the Trustees of the Trust.






                                                                 Exhibit (9)(ab)

                       PURCHASE AND ASSUMPTION AGREEMENT

          This Agreement is made on the 22nd day of February, 1988 between Elan Funds, Inc., a Wisconsin corporation (the "Corporation"), and Elan Funds, a Massachusetts business trust (the "Trust").

                                   BACKGROUND

          The Board of Trustees and Sole Shareholder of the Trust and the Board of Directors of the Corporation have approved a Plan of Reorganization (the "Plan") providing for the purchase by the Corporation of all of the property, and the assumption by the Corporation of all of the liabilities, of the Trust. As set forth in Section I of the Plan, ALPS Securities, Inc., as sole shareholder of the Trust, has redeemed its shares in the Trust, and is concurrently herewith reinvesting the proceeds of said redemption in shares of the Corporation. The parties hereto now wish, by this Agreement, to complete the consummation of the transactions contemplated by the Plan.

          NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

          The Trust hereby sells, conveys, transfers and assigns to the Corporation, and the Corporation hereby purchases, acquires and accepts from the Trust, all property of every description, and all interests, rights, privileges and powers belonging to the Trust except such nominal property as is necessary to complete the liquidation of the Trust (collectively, the "Property").

          TO HAVE AND TO HOLD the Property to the Corporation, its successors and assigns, to its and their own use and behoof, forever.

          As full consideration for said sale of the Property by the Trust, the Corporation hereby assumes and agrees fully to satisfy and discharge all liabilities and obligations of the Trust, whether accrued, absolute, contingent or otherwise (collectively, the "Liabilities"). All of the Liabilities shall henceforth attach to the Corporation and may be enforced against it to the same extent as if the same had been incurred by it.

          The Corporation and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

          The names "Elan Funds" and "Trustees of Elan Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated October 29, 1987 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "Elan Funds' entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

(Corporate Seal)                   ELAN FUNDS, INC.

Attest /s/ W. Bruce McConnel, III  By /s/ James M. Wade
                                   ELAN FUNDS

Witness
/s/ W. Bruce McConnel, III         /s/ James M. Wade



                                                                 Exhibit (9)(ac)

                              PORTICO FUNDS, INC.
                       AMENDED AND RESTATED SERVICE PLAN

     Section 1. Any officer of Portico Funds, Inc. ("Portico Funds") is authorized to execute and deliver, in the name and on behalf of Portico Funds, written agreements based on the form attached hereto as Appendix A or any other form duly approved by the Board of Directors ("Agreements") with securities dealers, financial institutions and other industry professionals ("Shareholder Organizations") that are shareholders or dealers of record or which have a servicing relationship with the beneficial owners of Shares of Series A Shares of any Portico Fund except the Institutional Money Market Fund (each, a "Fund" and collectively, the "Funds"). Pursuant to such Agreements, Shareholder Organizations shall provide support services as set forth therein to their clients who beneficially own Series A Shares of any Fund offered by Portico Funds in consideration of a fee, computed monthly in the manner set forth in the Agreements, at an annual rate of up to .25% of the average daily net asset value of the outstanding Series A Shares beneficially owned by such clients. Firstar Trust Company ("Firstar") and its affiliates are eligible to become Shareholder Organizations and to receive fees under this Plan.

     Section 2. Firstar shall monitor the arrangements pertaining to Portico Funds' Agreements with Shareholder Organizations in accordance with the terms of Firstar's coadministration agreement with Portico Funds. Portico Funds shall not be obliged to execute any Agreement with any qualifying Shareholder Organization.

     Section 3. So long as this Plan is in effect, Firstar shall provide to Portico Funds' Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

     Section 4. This Plan has previously become effective with respect to each particular Fund upon the approval of the Plan (and the form of Agreement attached hereto) by a majority of the Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the Act, of Portico Funds and have no direct or indirect financial interest in the operation of this Plan or in any Agreement related to this Plan (the "Disinterested Directors"), pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of this Plan (and form of Agreement).

     Section 5. Unless sooner terminated, this Plan shall continue until February 29, 1995 and thereafter shall continue automatically for successive annual periods provided such continuance is approved at least annually in the manner set forth in Section 4.

     Section 6. This Plan may be amended at any time with respect to any Fund by the Board of Directors, provided that any material amendment of the terms of this Plan shall become effective only upon the approvals set forth in Section 4.

     Section 7. This Plan is terminable at any time with respect to any Fund by vote of a majority of the Disinterested Directors.

     Section 8. While this Plan is in effect, the selection and nomination of those Directors who are not "interested persons" (as defined in the Act) of Portico Funds shall be committed to the discretion of such non-interested Directors.

     Section 9. All expenses incurred by Portico Funds with respect to the Series A Shares of a particular Fund in connection with Agreements and the implementation of this Plan shall be borne entirely by Series A Shares of such Fund.

     Section 10. Portico Funds originally adopted this Plan as of December 16, 1988 and was amended and restated on February 17, 1995.


                                                                      Appendix A

                              SERVICING AGREEMENT

Gentlemen:

     We wish to enter into this Servicing Agreement with you concerning the provision of support services to your clients ("Clients") who may from time to time beneficially own shares of the Series A Common Stock of any Fund except the Institutional Money Market Fund offered by Portico Funds, Inc.

     The terms and conditions of this Servicing Agreement are as follows:

     Section 1. You agree to provide the following support services to Clients who may from time to time beneficially own Series A Shares: (i) processing dividend and distribution payments from us on behalf of Clients; (ii) providing information periodically to Clients showing their positions in Series A Shares;
(iii) arranging for bank wires; (iv) responding to Client inquiries relating to the services performed by you; (v) providing subaccounting with respect to Series A Shares beneficially owned by Clients or the information to us necessary for subaccounting; (vi) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (vii) processing exchange and redemption requests from Clients and placing net exchange and redemption orders with our service contractors; (viii) assisting Clients in changing dividend options, account designations and addresses; and (ix) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules and regulations.

     Section 2. You will provide such office space and equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used in your business, or any personnel employed by you) as may be reasonably necessary or beneficial in order to provide the aforementioned services and assistance to Clients.

     Section 3. Neither you nor any of your officers, employees or agents are authorized to make any representations concerning us or the Series A Shares except those contained in our then current prospectuses and statements of additional information for Series A Shares, copies of which will be supplied by us to you, or in such supplemental literature or advertising as may be authorized by us in writing.

     Section 4. For all purposes of this Agreement you will be deemed to be an independent contractor, and will have no authority to act as agent for us in any matter or in any respect. By your written acceptance of this Agreement, you agree to and do release, indemnify and hold us harmless from and against any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions of or by you or your officers, employees or agents regarding your responsibilities hereunder or the purchase, redemption, transfer or registration of Series A Shares (or orders relating to the same) by or on behalf of Clients. You and your employees will, upon request, be available during normal business hours to consult with us or our designees concerning the performance of your responsibilities under this Agreement.

     Section 5. In consideration of the services and facilities provided by you hereunder, we will pay to you, and you will accept as full payment therefor, a
fee at the annual rate of .   of 1% of the average daily net asset value of the
                           --
Series A Shares beneficially owned by your Clients for whom you are the dealer of record or holder of record or with whom you have a servicing relationship (the "Clients' Series A Shares"), which fee will be computed daily and payable monthly. For purposes of determining the fees payable under this Section 5, the average daily net asset value of the Clients' Series A Shares will be computed in the manner specified in our Registration Statement (as the same is in effect from time to time) in connection with the computation of the net asset value of Series A Shares for purposes of purchases and redemptions. The fee rate stated above may be prospectively increased or decreased by us, in our sole discretion, at any time upon notice to you. Further, we may, in our discretion and without notice, suspend or withdraw the sale of Series A Shares, including the sale of Series A Shares to you for the account of any Client or Clients. All fees payable by Portico Funds under this Agreement with respect to the Series A Shares of a particular Fund shall be borne by, and be payable entirely out of the assets allocable to, said Series A Shares; and no other Fund or series of Shares offered by Portico Funds shall be responsible for such fees.

     Section 6. Any person authorized to direct the disposition of monies paid or payable by us pursuant to this Agreement will provide to our Board of Directors, and our Directors will review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. In addition, you will furnish us or our designees with such information as we or they may reasonably request (including, without limitation, periodic certifications confirming the provision to Clients of the services described herein), and will otherwise cooperate with us and our designees (including, without limitation, any auditors designated by us), in connection with the preparation of reports to our Board of Directors concerning this Agreement and the monies paid or payable by us pursuant hereto, as well as any other reports or filings that may be required by law.

     Section 7. We may enter into other similar Agreements with any other person or persons without your consent.

     Section 8. By your written acceptance of this Agreement, you represent, warrant and agree that: (i) the compensation payable to you hereunder, together with any other compensation you receive from Clients for services contemplated by this Agreement, will not be excessive or unreasonable under the laws and instruments governing your relationships with Clients; (ii) you will provide to Clients a schedule of any fees that you may charge to them relating to the investment of their assets in Series A Shares; and (iii) the services provided by you under this Agreement will in no event be primarily intended to result in the sale of Series A Shares.

     Section 9. This Agreement will become effective on the date a fully executed copy of this Agreement is received by us or our designee. Unless sooner terminated, this Agreement will continue until February 28, 199 , and
                                                                      -
thereafter will continue automatically for successive annual periods provided such continuance is specifically approved at least annually by us in the manner described in Section 12. This Agreement is terminable with respect to the Series A Shares of any Fund, without penalty, at any time by us (which termination may be by a vote of a majority of the Disinterested Directors as defined in Section 12) or by you upon notice to the other party hereto. This Agreement will also terminate automatically in the event of its assignment (as defined in the Act).

     Section 10. All notices and other communications to either you or us will be duly given if mailed, telegraphed, telexed or transmitted by similar telecommunications device to the appropriate address stated herein.

     Section 11. This Agreement will be construed in accordance with the laws of the State of Wisconsin.

     Section 12. This Agreement has been approved by vote of a majority of (i) our Board of Directors and (ii) those Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of us and have no direct or indirect financial interest in the operation of the Service Plan adopted by us or in any agreement related thereto cast in person at a meeting called for the purpose of voting on such approval ("Disinterested Directors").

     If you agree to be legally bound by the provisions of this Agreement, please sign a copy of this letter where indicated below and promptly return it to us.
                              Very truly yours,

                              PORTICO FUNDS, INC.

                              By:
                                 ----------------------
Date:                         (Authorized Officer)
     ---------------

                              Accepted and Agreed to:
                              [Service Organization]

                              By:
                                 ----------------------
Date:                         (Authorized Officer)
     ---------------




                                                                 Exhibit (11)(a)
                               CONSENT OF COUNSEL

               We hereby consent to the use of our name and to the reference to our Firm under the caption "Counsel" in the Statement of Additional Information that is included in PostEffective Amendment No. 28 to the Registration Statement (No. 3318255) on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, of Portico Funds, Inc. This consent does not constitute a consent under section 7 of the Securities Act of 1933, and in consenting to the use of our name and the references to our Firm under such caption we have not certified any part of the Registration Statement and do not otherwise come within the categories of persons whose consent is required under said section 7 or the rules and regulations of the Securities and Exchange Commission thereunder.

                              /s/ DRINKER BIDDLE & REATH
                                  DRINKER BIDDLE & REATH

Philadelphia, Pennsylvania
February 15, 1996




**************
                                                            Exhibit 11(B)

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of this Post-Effective Amendment No. 28 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated November 29, 1995, relating to the financial statements and financial highlights appearing in the October 31, 1995 Annual Reports to Shareholders of Portico Balanced Fund, Portico Bond IMMDEX Fund, Portico Equity Index Fund, Portico Growth and Income Fund, Portico Intermediate Bond Market Fund, Portico Institutional Money Market Fund, Portico International Equity Fund, Portico MidCore Growth Fund, Portico Money Market Fund, Portico Special Growth Fund, Portico Short-Term Bond Market Fund, Portico Tax-Exempt Intermediate Bond Fund, Portico Tax-Exempt Money Market Fund,Portico U.S. Government Money Market Fund and Portico U.S. Treasury Money Market Fund (portfolios of Portico Funds, Inc.) which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in each Prospectus and under the headings "Independent Accountants" in each Statement of Additional Information.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
Milwaukee, Wisconsin
February 15, 1996

**************





                                                                    Exhibit (14)

                  PORTICO FUNDS INDIVIDUAL RETIREMENT ACCOUNT
                              CUSTODIAL AGREEMENT

          An Individual Retirement Account (the "IRA") is hereby established by the person named in the accompanying Application upon the following terms and conditions and in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). The information contained in the Application shall be part of this IRA as if set forth herein.

          Portico Funds, Inc., a "regulated investment company" as defined in
Section 851 of the Code, is the sponsor of this IRA.

                            ARTICLE I.  DEFINITIONS
          Whenever used in this IRA, the following terms shall have the meanings set forth below:

          1.1  "Code" means the Internal Revenue Code of 1986, as amended.

          1.2 "Compensation" means wages, salaries, professional fees, or other amounts derived from or received for personal services actually rendered (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses) and includes earned income as defined in Section 401(c)(2) of the Code (reduced by any amount allowable as a deduction in computing adjusted gross income under Section 62(7) of the Code). Compensation does not include amounts derived from or received as earnings or profits from property (including, but not limited to, interest and dividends) or amounts not includable in gross income. Compensation also does not include any amount received as a pension, annuity, or deferred compensation. Compensation shall include any amount includable in the individual's gross income under Section 71 of the Code with respect to a divorce or separation instrument described in
Section 71(b)(2)(A) of the Code.

          1.3  "Custodian" means First Wisconsin Trust Company.

          1.4 "Direct Transfer" means a transfer of assets for the benefit of an Investor from a trustee or custodian of a trust or custodial account maintained as an individual retirement account or from an insurance company's contract maintained as an individual retirement annuity.

          1.5 "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.
          1.6 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          1.7  "Fund" means an investment portfolio managed by Portico.

          1.8 "Inherited IRA" means an IRA maintained for an Investor's beneficiary other than the Investor's surviving spouse.

          1.9 "Investor" means the individual who signed the Application and for whom, or for whose Nonworking Spouse, an IRA has been established.

          1.10 "Nonworking Spouse" means any person who has no Compensation (determined without regard to Section 911 of the Code) for the taxable year or who elects to be treated as having no Compensation, and who is the spouse of an individual who files a joint return for the taxable year with such person.

          1.11 "Portico" means Portico Funds, Inc., a Wisconsin corporation and a regulated investment company, authorized to issue separate classes of shares in separate investment portfolios, for which the Custodian serves as investment adviser.

          1.12 "Rollover Contribution" means a rollover contribution as described in Section 402(a)(5), 402(a)(7), 403(a)(4), 403(b)(8), or 408(d)(3) of
the Code and regulations thereunder.

          1.13 "SEP Contribution" means a contribution made under a simplified employee pension as defined in Section 408(k) of the Code.

          1.14 "Shares" means common stock of a Fund which Portico has agreed to offer to Investors through the IRA.

                            ARTICLE II.  ELIGIBILITY
          2.1 Any person who receives Compensation during ataxable year is eligible to establish an IRA for such taxable year. In addition, any person making a Rollover Contribution or a Direct Transfer may establish an IRA. An otherwise eligible person may not establish an IRA for the taxable year in which he or she attains age 70-1/2 or in any later taxable year (unless making a SEP Contribution, a Rollover Contribution or a Direct Transfer or establishing an IRA for his or her Nonworking Spouse who is under age 70-1/2).

                          ARTICLE III.  PARTICIPATION

          3.1 An Investor who wishes to establish an IRA may do so by signing the Application and mailing it to the address indicated.

          3.2 An Investor may establish a separate IRA for his or her Nonworking Spouse to which contributions may be made within the limitations set forth in Article IV. A Nonworking Spouse for whom such separate IRA is established shall be considered the sole owner of all amounts contributed thereto and the earnings thereon and shall have the right to direct the time and manner of distribution under Article VI. When any provision of this IRA gives the Investor a right, option, or privilege with respect to his or her IRA, or imposes any duty, risk, or limitation of liability on the Investor, such provision shall be deemed to extend to the Nonworking Spouse as to his or her separate IRA.

                           ARTICLE IV.  CONTRIBUTIONS

          4.1 (a) For any taxable year in which the Investor does not make a contribution on behalf of his or her Nonworking Spouse under the provisions of
Section 4.2, the Investor may contribute cash to his or her IRA for such taxable year in an amount not in excess of (i) the lesser of 100 percent of the Investor's Compensation for such taxable year or $2,000 plus (ii) any permitted SEP Contribution plus (iii) any Rollover Contribution or Direct Transfer. SEP Contributions shall not exceed $30,000 for any taxable year of the Investor.

               (b) The Custodian, Portico, and the Funds are not responsible for determining the amount an Investor may contribute. The Investor may not contribute more than $2,000 plus any permitted SEP Contribution made on the Investor's behalf for any taxable year plus any Rollover Contribution or Direct Transfer.

               (c) The Investor may generally make a Rollover Contribution or Direct Transfer. However, no Rollover Contribution or Direct Transfer may be made to or from an Inherited IRA. Unless the Custodian is directed otherwise by the Investor, any Rollover Contribution or Direct Transfer and the earnings thereon shall be held by the Custodian in a separate IRA for the Investor. The Custodian, by accepting a Rollover Contribution or a Direct Transfer, does not accept responsibility for the tax results of the rollover or transfer, the responsibility for which rests with the Investor who directs or consents to such a rollover or transfer.

               (d) If for a taxable year the Investor contributes an amount in excess of the amount he or she is permitted to contribute, such excess contribution (including any income attributable to such excess contribution) shall, upon the written request of the Investor, be paid to him or her by the Custodian on or before the day on which such Investor's federal income tax return for such taxable year is due (including extensions of such day), provided no deduction has been allowed under Section 219 of the Code with respect to such excess contribution. Subject to the application of penalties imposed by law, an excess contribution shall be paid to the Investor by the Custodian after the day on which such Investor's federal income tax return for such taxable year is due (including extensions of such day) (excluding any income attributable to such excess contribution), upon the written request of the Investor in accordance with Section 408(d)(5) of the Code.

          4.2 An Investor may contribute cash to his or her IRA and also to his or her Nonworking Spouse's separate IRA. Aggregate contributions to the two separate IRAs under this Section 4.2 for a taxable year may not exceed $2,250, and contributions to either of the separate IRAs may not exceed $2,000.

          4.3 The interest of the Investor in his or her IRA shall be non-forfeitable at all times but shall be subject to the fees, expenses, and charges described in Section 7.6.

                    ARTICLE V.  INVESTMENT OF CONTRIBUTIONS

          5.1 Except as provided in Section 5.2, all contributions made by the Investor shall be used by the Custodian to purchase Shares, as directed by the Investor. All dividends and capital gains paid by a Fund attributable to Shares held in the IRA shall be reinvested in additional Shares of that Fund. The Investor may direct the Custodian to redeem all or any number of Shares of a particular Fund and reinvest the proceeds in one or more other Funds. The assets of the IRA shall not be commingled with other property except in a common trust fund or common investment fund (within the meaning of Section 408(a)(5) of the Code).

          5.2 The Investor shall not direct the Custodian to purchase shares in any of the Funds unless he or she shall have received the prospectus(es) for the Fund(s) in which the Investor directs the Custodian to invest his or her IRA; and, by giving such directions to the Custodian, the Investor shall be deemed to have acknowledged receipt thereof. The Custodian shall be responsible for executing such instructions promptly; provided, however, that the Custodian shall not be obligated to invest any portion of the Investor's initial contribution to his or her IRA until seven calendar days shall have elapsed from the date of acceptance of the Application by the Custodian.

          5.3 Contributions may not in any event be used for the purchase of life insurance or "collectibles" (as defined in Section 408(m)(2) of the Code).

          5.4 Under no circumstances shall any part of the assets in the IRA be used for, or diverted to, purposes other than for the exclusive benefit of the Investor and/or his or her beneficiary.

                           ARTICLE VI.  DISTRIBUTIONS

          6.1 The entire interest of the Investor in the IRA shall be distributed, or shall commence to be distributed, not later than April 1 of the calendar year following the calendar year in which he or she attains age 70-1/2. At that time, the distribution of the Investor's interest shall be made, at the election of the Investor, (i) in a single sum payment or (ii) in equal or substantially equal annual payments over a specified period not extending beyond the life expectancy of the Investor or the life expectancy of the Investor and his or her designated beneficiary. Annual payments for subsequent years, including the year the applicable April 1 occurs, must be made by December 31 of that year. If the Investor elects (ii) as his or her method of distribution, the annual payment required to be made by April 1 is for the calendar year the Investor attained age 70-1/2. If the Investor's designated beneficiary is not his or her spouse, the method of distribution selected must satisfy the incidental death benefit requirements described in Section 408(a)(6) of the Code and regulations thereunder.

          If the Investor fails to elect any of the methods of distribution described above on or before the last business day before April 1 of the calendar year following the calendar year in which he or she attains age 70-1/2, the Custodian shall distribute the Investor's entire interest on the last business day before such date by a single sum payment.

          6.2 If an Investor dies after distribution of his or her interest has commenced in accordance with a method of distribution under Section 6.1, the remaining portion of such interest shall be distributed at least as rapidly as such interest would have been distributed under such method as of the date of the Investor's death or, if the Investor designates his or her spouse as beneficiary and the spouse elects to treat the IRA as the spouse's own IRA, then the remaining portion of such interest shall be subject to the distribution rules of this Article VI treating the spouse as the Investor. The spouse shall be deemed to have made such an election if the spouse makes a regular contribution to the IRA, makes a Rollover Contribution or Direct Transfer to or from the IRA, or fails to elect any of the distribution methods described in
Section 6.3.

          6.3 If an Investor dies before distribution of his or her interest has commenced under Section 6.1, the entire interest of the Investor shall, at the election of his or her designated beneficiary, either (i) be distributed by December 31 of the year containing the fifth anniversary of the Investor's death, or (ii) be distributed in equal or substantially equal annual payments over a specified period not extending beyond the life expectancy of the designated beneficiary (calculated by use of the return multiples specified in Treas. Reg. Sec.1.72-9). If made under (ii) above, distribution shall commence not later than the later of December 31 of the year after the year of the Investor's death, or, if the Investor's beneficiary is his or her surviving spouse, December 31 of the year the Investor would have attained age 70-1/2. If the beneficiary does not make arrangements for distribution before the date in
(i) above, the Custodian shall distribute the entire balance in the IRA to the beneficiary in a single sum payment on or before that date.

          6.4 For purposes of Section 6.3, if the Investor's designated beneficiary is his or her surviving spouse, and if the surviving spouse dies before distributions to the surviving spouse begin, then Section 6.3 shall be applied as if the surviving spouse were the Investor.

          6.5 If the Investor or his or her designated beneficiary elects to receive distributions in installment payments under Section 6.1 or 6.3, the minimum annual payment shall be determined by dividing the entire balance in the IRA, as of the close of business on December 31 of the preceding year, by the life expectancy of the Investor (or the joint life and last survivor expectancy of the Investor and his or her designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies). In the case of distributions under Section 6.1, the initial life expectancy (or initial joint life and last survivor expectancy) shall be determined using the attained ages of the Investor and the designated beneficiary (if applicable) as of their birthdays in the year the Investor attains age 70-1/2. In the case of distributions under Section 6.3, the initial life expectancy shall be determined using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.

          Unless the Investor (or his or her spouse) elects not to have life expectancy recalculated, the Investor's life expectancy (and the life expectancy of the Investor's spouse, if applicable) shall be recalculated annually using their attained ages as of their birthdays in the year for which the minimum annual payment is being determined. The life expectancy of the designated beneficiary (other than the spouse) shall not be recalculated and instead shall be reduced by one for each year after the year the non-spouse beneficiary's life expectancy is first required to be calculated. The minimum annual payment may be made in a series of installments (e.g., monthly, quarterly, etc.) as long as the total payments for the year made by the date required are not less than the minimum amounts required. For purposes of this Section 6.5, the minimum payment amounts shall be calculated by use of the return multiples specified in Treas. Reg. Section1.72-9.

          6.6 If the Investor dies before his or her entire interest has been distributed, and if the beneficiary is other than the surviving spouse, no additional cash contributions, SEP Contributions, Rollover Contributions or Direct Transfers may be accepted in the IRA.

          6.7 The Investor's beneficiary shall be the person or persons or other legal entity named as beneficiary(ies) on the Application or, if no designation is made, the surviving spouse of the Investor (if any) or otherwise the estate of the Investor.

          6.8 Distribution to an Investor of his or her interest in his or her IRA not be made any time upon the request of the Investor.

          6.9 The Investor shall direct the Custodian as to all distributions to the Investor to be made under this Article VI. Such instructions must be communicated to the Custodian no later than 60 days prior to the date on which such amount is to be distributed. Neither the Custodian, nor Portico, nor any Fund shall have any liability to the Investor, to the Investor's surviving spouse, or to any designated beneficiary for any taxes or penalties imposed under the Code or for any other damages resulting from the applicable individual's receipt of, or failure to receive, distributions in accordance with the rules provided above.

                          ARTICLE VII.  ADMINISTRATION

          7.1 Except as otherwise provided in this IRA, the Custodian shall exercise as agent on behalf of the Investor, his or her surviving spouse, and any beneficiary any and all powers such persons themselves could exercise as an owner of the property held, including, but not limited to, the following powers.

               (a) To receive contributions pursuant to the provisions of this IRA;

               (b)  To hold, invest, and reinvest such contributions in Shares;

               (c) To register any property held by the Custodian in its own name, or in nominee or bearer form that will pass deliver; and

               (d) To make distributions from the IRA in cash or in Shares pursuant to the provisions of this IRA.

          7.2 The Custodian shall mail to the Investor all proxies, proxy soliciting materials, and periodic reports or other communications (including all prospectuses that the Fund(s) regularly send to existing shareholders) that may come into the Custodian's possession by reason of its custody of Shares. It is intended that the Investor shall vote all proxies, notwithstanding the fact that the Custodian may be the registered owner of the Shares. The Custodian shall have no further liability or responsibility with respect to the voting of the Shares.

          7.3 The Custodian shall keep accurate and detailed account of its receipts, investments, and disbursements. As soon as practicable after December 31 of each year, and whenever required by ERISA or the Code or regulations thereunder, the Custodian shall file with the Investor a written report of the Custodian's transactions relating to the IRA during the period from the last previous accounting, and shall file such other reports with the Internal Revenue Service as may be required. The Investor agrees to provide the Custodian with any information necessary for the Custodian to prepare any such reports.

               Unless the Investor sends the Custodian written objection to a report within 60 days after its receipt, the Investor shall be deemed to have approved such report and, in such case, the Custodian, Portico, and all Funds shall be forever released and discharged with respect to all matters included therein.

          7.4 The Custodian shall use ordinary care and reasonable diligence in the performance of its duties as Custodian. The Custodian shall not be liable for a mistake in judgment, for any action taken in good faith, or for any loss that is not a result of its gross negligence, except as provided by ERISA or the Code or regulations thereunder.

          7.5 The Custodian shall be under no duty to make suggestions to the Investor with respect to the retention or disposition of any contributions or assets held in the IRA.

          7.6 The Custodian shall pay out of the IRA (if not otherwise paid by the Investor) expenses of administration, any taxes, and its fee(s) for maintaining the IRA which are described in the Disclosure Statement accompanying
this IRA.   The Custodian may sell Shares and use the proceeds of sale to pay the foregoing expenses.

          7.7 The Custodian may resign as Custodian of any IRA or of all IRAs, in either case upon 30 days' prior written notice to each Investor who will be affected by the resignation.

                       ARTICLE VIII.  PORTICO FUNDS, INC.

          8.1  The Investor delegates to Portico the power (i) to establish the
Custodian's fees, and (ii) to amend this IRA as provided in Article IX.   The
powers herein delated to Portico shall be exercised by the officer thereof as Portico may designate from time to time, and shall be exercised only when similarly exercised with respect to all other Investors adopting this form of IRA.

          8.2 Neither Portico nor any officer, director, board, committee, or employee of Portico shall incur any liability of any nature to the Investor, his or her spouse or beneficiary, or any other person in connection with any act done or omitted to be done in good faith in the exercise of any power or authority herein delegated to Portico.

          8.3 If Portico shall hereafter determine that it is no longer desirable for it to continue to exercise any of the powers hereby delegated, it may relieve itself of any further responsibilities hereunder by notice in writing to the Investor and the Custodian at least 60 days prior to the date on which Portico proposes to discontinue the exercise of the powers delegated to it.
                     ARTICLE IX.  AMENDMENT AND TERMINATION

           9.1 The Investor delegates to Portico the power to amend this IRA unilaterally (except the power to amend the Application). The Investor may amend his or her Application by submitting to Portico (i) a copy of such amended Application and (ii) evidence satisfactory to Portico that the IRA as amended by the amended Application will continue to qualify as an individual retirement account under the provisions of Section 408 of the Code.

          9.2 No amendment shall be effective if it would cause or permit (i) any part of the IRA to be diverted to any purpose that is not for the exclusive benefit of the Investor and his or her beneficiary; (ii) the Investor to be deprived of any portion of his or her interest in the IRA, unless such action is taken in order to satisfy qualification requirements under the Code; of (iii) the imposition of an additional duty on Portico without its written consent.

          9.3 The Investor reserves the right to terminate this IRA by instrument in writing signed by him or her and filed with Portico.




                  PORTICO FUNDS INDIVIDUAL RETIREMENT ACCOUNT
                       DISCLOSURE STATEMENT PORTICO FUNDS
                         INDIVIDUAL RETIREMENT ACCOUNT
                              DISCLOSURE STATEMENT

This Disclosure Statement contains information concerning certain legal and financial aspects of the Portico Funds Individual Retirement Account (the "Portico Funds IRA" or the "IRA"). Portico Funds, Inc. is the "Sponsor" and First Wisconsin Trust Company ("First Wisconsin") is the "Custodian" of the Portico Funds IRA. This Disclosure Statement should be read in conjunction with the Portico Funds IRA.

     While this Disclosure Statement sets forth certain restrictions and limitations to which individual retirement accounts in general and the Portico Funds IRA in particular are subject, it does not restate the specific terms of the Portico Funds IRA itself. IN THE EVENT OF ANY CONFLICT BETWEEN THE PROVISIONS OF THIS DISCLOSURE STATEMENT AND THE TAPES OF THE PORTICO FUNDS IRA, THE LATTER SHALL CONTROL.

     Internal Revenue Service regulations require that you be given this Disclosure Statement to make certain that you fully understand the nature of an
individual retirement account.   Please read this Disclosure Statement
carefully.

RIGHT OF REVOCATION

     If you establish a Portico Funds IRA, you may revoke it by notifying the transfer agent in writing by first class mail, postmarked within seven days after the date on which you established your Portico Funds IRA. Such notice must be sent to the following address:

               Investor Services Representative
               Portico Funds, Inc.
               First Wisconsin Trust Company
               Box 701
               Milwaukee, Wisconsin 53201-0701
               (414) 287-3808

or delivered to the following address:

               First Wisconsin Trust Company
               615 East Michigan Street
               Milwaukee, Wisconsin 53202

In the event of revocation, all contributions made under the Portico Funds IRA will be returned to you, without adjustment for administrative expenses or for fluctuation in market value.

     1. What is a Portico Funds IRA? A Portico Funds IRA is a custodial account which allows you, if you are an eligible individual described in Question 2 below, to save for your retirement. Contributions made to an IRA (except for rollover contributions and direct transfers discussed in Question 8) may be deductible from your gross income for the taxable year for which you make the contribution, and earnings from an IRA are generally exempt from taxation until distribution is made to you.

     2. Who is eligible to participate? You may make a contribution to the Portico Funds IRA only if you have not yet reached age 70-1/2 before the close of your taxable year for which the contribution is made (except in the case of contributions for your non-working spouse under the age of 701/2). The fact that you are covered under any other type of retirement plan will not prevent you from making contributions to an IRA.

3. How much can I contribute and deduct if I am not an active participant? If neither you, nor your spouse, is an active participant in a retirement plan (see below), you may make a contribution of up to the lesser of $2,000 (or $2,250 in the case of a spousal IRA) or 100 percent of compensation and take a deduction for the entire amount contributed.

          You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, certain government plans, a salary reduction arrangement (such as a tax-sheltered annuity arrangement or a 401(k) plan), a simplified employee pension plan ("SEP") or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

          You are an active participant for a year even if you are not yet vested in your retirement benefit. Also, if you make required contributions or voluntary employee contributions to a retirement plan, you are an active participant. In certain plans you may be an active participant even if you were only with the employer for part of the year.

          If you and your spouse live apart at all times during a taxable year and file separate returns for the taxable year, you and your spouse will not be treated as married for purposes of these rules.

     4. Are my IRA contributions deductible if I am an active participant? If either you or your spouse is an active participant in an employer sponsored retirement plan in any year, the deductibility of your IRA contribution will depend upon adjusted gross income: if,

          (a) adjusted gross income (AGI) is under $25,000 ($40,000 for married persons filing jointly) - the full $2,000 (or $2,250 for spousal IRA) remains in effect;

          (b)  AGI between $25,000 and $35,000 ($40,000 and $50,000 for married persons filing jointly) - the maximum $2,000 ($2,250) amount is prorated with a floor of $200;

          (c) AGI over $35,000 ($50,000 for married persons filing jointly) - no deduction is allowed.

     5. Can I make nondeductible contributions to my IRA? Nondeductible contributions are allowed up to the lesser of 100 percent of compensation or $2,000 ($2,250 for a spousal IRA). You may also choose to make a contribution nondeductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until taken out of your IRA and distributed to you.

          If you make a nondeductible contribution to an IRA, you must report the amount of the nondeductible contribution to the IRA as a part of your tax return for the year.

          You may make a $2,000 contribution at any time during the year, if your compensation for the year will be at least $2,000, without having to know how much will be deductible. When you fill out your tax return, you may then figure out how much is deductible.

     6. When must I make contributions to my IRA? Contributions to your Portico Funds IRA for a particular taxable year may be made up until the initial date you are required to file your federal income tax return for that year (April 15, if you figure your taxes on a calendar year basis). There is a $100 minimum initial investment required for each Fund in which your Portico Funds IRA is invested.

     7. Can an IRA be opened for a nonworking spouse? If you work, file a joint federal income tax return with your spouse for a taxable year, and your spouse has no compensation (or elects to be treated as having no compensation), you may start a spousal IRA. The overall contribution on behalf of both you and your spouse for any year may not exceed the lesser of:

         (i)  Your compensation for the taxable year, or

         (ii)  $2,250.

In no event, however, may the contribution to either your IRA or your spouse's IRA exceed $2,000.

          There is no requirement that the contributions be divided equally between the IRA of your nonworking spouse and your IRA. If you have attained age 70-1/2 before the close of the taxable year, you may nevertheless contribute to a separate IRA for your nonworking spouse, provided the nonworking spouse is under age 70-1/2.

   8. How do I roll over money from one IRA or retirement plan to an IRA? You may generally transfer assets from a retirement program or another IRA (including an individual retirement annuity) to your Portico Funds IRA or from your Portico Funds IRA to another IRA without incurring federal income tax at the time of distribution to you. Such a tax-free transfer is called a "rollover contribution." You may make a rollover contribution from one IRA to another IRA only if you have made no other rollover contributions from the IRA to another within a one-year period. The one-year period begins on the day you receive the IRA distribution, not on the date you reinvest or roll it over into another IRA. The amount to be rolled over must be reinvested, within 60 days of the date it is received, in another IRA; if property other than cash is received as a distribution, that same property must be reinvested.

    9. May I transfer my IRA from one trustee/custodian to another? An IRA may be transferred to another IRA as often as you wish, provided that the funds are transferred directly from the trustee or custodian of the first IRA to the trustee or custodian of the IRA established in its place. The funds cannot be within the control or use of the IRA owner.

    10. If I roll over a distribution from my employer's plan to an IRA, can I roll those assets into my new employer's plan? Yes. In this situation, your IRA serves as a conduit between your old plan and your new employer's retirement plan. However, the assets must be maintained separately and not combined with a regular IRA to which contributions are made.

    11. What is a SEP-IRA? An employer who adopts a simplified employee pension plan (a "SEP") may make contributions on behalf of its employees to their separate Portico Funds IRAs. If your employer has adopted a SEP, your employer may make SEP contributions directly to your IRA each year in an amount up to the lesser of $30,000 or 15% of your compensation (13.043% of your net earnings before the contribution if you are selfemployed). Of course, you must meet the eligibility requirements of your employer's SEP in order to be entitled to contributions. Your employer can tell you what the eligibility requirements are. SEPs are available from Portico Funds, Inc.

          (a) Contributions after age 70-1/2. Your employer may make contributions on your behalf to your IRA through a SEP even after you have attained age 70-1/2.

          (b) Excess contributions. If your employer makes SEP contributions to your IRA in excess of the limit, you may be subject to the 6% excise tax on excess contributions.

          (c) Active participant. You will generally be considered an active participant in a retirement plan for a year if you are covered by your employer's SEP in that year. As an active participant, the amount of deductible contributions you may make to the IRA may be limited as discussed in Question 4.

     12. What happens if I contribute more than $2,000 (or $2,250)? Excess contributions are subject to an annual federal excise tax of 6% of the amount of the excess contribution until it is eliminated. However, you can eliminate this excess in any one or more of the following three ways:

          (a) Excess contributions withdrawn from an IRA, together with all earnings thereon, prior to the time for filing your federal income tax return for such taxable year (including extensions) will not be subject to the 6% federal excise tax. The earnings distributed must be included in gross income for the taxable year in which the excess contribution was made.

          (b) If you withdraw your excess contribution after the date for filing your federal income tax return (including extensions), the entire distribution will be subject to the 6% federal excise tax, federal income tax, and, if you have not reached age 59-1/2, will also be subject to a 10%.
additional federal income tax on premature distributions.   However, you may
receive a distribution of your excess contributions without being required to include the amount of the distribution in your gross income or to pay the 10% additional federal income tax (but you will still be subject to the 6% federal excise tax for the year of contribution), provided that you have taken no federal income tax deduction for the amount of the excess contribution distributed, and the total contribution, including the excess contribution, for the taxable year in which the excess contribution was made, did not exceed $2,250.

  (c) You may reduce or eliminate an excess contribution in later taxable years for which you are eligible to contribute to an IRA if you do not make the maximum allowable contribution for retirement savings in the later year. So, if you contribute less than the maximum contribution allowed for any year after the excess contribution was made, the difference between the maximum contribution allowable and the amount claimed can be used to reduce or eliminate the excess contribution. The amount of the excess contribution used will also reduce or eliminate the amount subject to the 6% federal excise tax for the year in which it is used.

     13. What happens to my IRA upon death? If you die before the entire fund has been distributed, the remaining funds in your IRA must be distributed in a single sum or installments to your designated beneficiary by December 31 of the fifth year after the year of your death except that (i) if distributions began before your death over a fixed period of time permitted by tax laws, distribution may continue over the unexpired portion of that period, even if it is longer than five years, or (ii) if distributions begin to your designated beneficiary by December 31 of the year after the year of your death and the payments are to be made over a period not exceeding your beneficiary's life expectancy, payments may be made over that period, even if it is longer than five years. If your beneficiary is your surviving spouse, the distributions in
(ii) do not have to begin until the later of the date in (ii) or December 31 of the year you would have attained age 70 1/2.

          The distributions discussed above need not be made if your designated beneficiary is your surviving spouse and he or she elects to treat his or her interest in your IRA as his or her own IRA. If your beneficiary is your surviving spouse and he or she makes this election or is deemed to have made this election, your beneficiary will become subject to all the terms, conditions and restrictions of the IRA which are applicable to you.

    14. Can I withdraw funds from my IRA? Funds generally cannot be withdrawn from your IRA without adverse tax consequences prior to the date on which you attain age 59-1/2. Any distributions prior to that time are considered to be premature distributions.

          Distributions after you attain age 59-1/2 or after you die or are disabled are, for federal income tax purposes, taxed in full to you or your beneficiaries at ordinary income tax rates unless you have made nondeductible contributions. Because nondeductible IRA contributions are made using income which has already been taxed (that is, they are not deductible contributions), the portion of the IRA distributions consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible IRA contributions, each distribution from your IRA will consist of a nontaxable portion (return of nondeductible contributions) and a taxable portion (return of deductible contributions, if any, and account earnings). Thus, you may not take a distribution which is entirely tax-free.

The following formula is used to determine the nontaxable portion of your distributions for a taxable year:

     Remaining
   Nondeductible              Total               Nontaxable
   Contributions      x   Distributions    =    Distributions
Year-end total IRA        (for the year)        (for the year)
  Account Balances

          A single sum distribution from your IRA is not eligible for special five- or ten-year income averaging or capital gains treatment sometimes available for lump sum distributions from certain employer retirement plans.

     15.  When must I begin receiving a distribution from my IRA?
You must begin to receive distributions from your IRA on or before April 1 of the calendar year following the calendar year in which you attain age 70-1/2. Further, a minimum distribution must be made each year. This minimum distribution is based on your life expectancy or the joint life expectancy of you and your designated beneficiary and is computed under annuity tables published by the Internal Revenue Service. In determining the amount of the minimum distribution from your IRA for any year, any amounts withdrawn from your IRA for the purpose of making a rollover or transfer to another IRA will be considered as part of your IRA for such year.

          In order to insure that the minimum amount required to be distributed after you reach age 70-1/2 or after you die is in fact paid out to you or your beneficiary, a 50% federal excise tax will be imposed on the difference between the amount of the distribution actually made and the amount that should have been distributed, except that the IRS may waive the penalty, if it finds that the minimum requirement has not been met because of a reasonable error and appropriate steps are being taken to correct the error.

     16. Can my IRA be disqualified? Yes. If you borrow money from your IRA, or if you use all or any portion of your IRA as security for a loan (or engage in any other prohibited transaction), your IRA will lose its tax-exempt status as of the first day of the year in which the prohibited transaction occurs. In addition, if you have not attained age 59-1/2, you may also have to pay the 10%. penalty tax on premature distributions.

     17. Are taxes withheld on distributions I receive from my IRA? Federal income taxes will be withheld on any distributions you receive from your IRA unless you elect not to have tax withheld. Generally, tax will be withheld at the rate of 10% of each distribution. You must elect not to have federal income tax withheld at the same time you request a withdrawal from your IRA, otherwise, tax will automatically be withheld. When distributions from your IRA have begun and are being made on an annual, quarterly, or monthly basis, you will be provided with a notice of your right to elect not to have tax withheld prior to the beginning of each calendar year to which the notice relates.

    18. What reports must I file with the IRS? You are not required to file Form 5329 (Return for Individual Retirement Arrangement Taxes) with the IRS unless you owe one of the penalty taxes for premature distributions, excess contributions, or under- distribution. You are required to file Form 8606 (Nondeductible IRA Contributions ...) for any year for which you choose to make nondeductible contributions.

     19. Is the Portico Funds IRA in compliance with the Internal Revenue Service requirements? The Portico funds IRA was approved by the IRS (Letter Serial Number B112218a) on October 3, 1988 (under the name "Elan Funds Individual Retirement Account Custodial Agreement"). IRS approval is an opinion only as to the form of the Portico Funds IRA, and does not represent any opinion by the IRS as to the merits of the Portico Funds IRA.

     20. What will the rate of return be on my Portico IRA contributions? The Custodian will invest the funds in your IRA, in accordance with your directions, in shares of one or more of the investment portfolios managed by Portico Funds, Inc. The value of your Portico Funds IRA may increase or decrease as a result of the investment performance of the Fund(s) in which your contributions are invested. Thus, the rate of growth of your IRA cannot be guaranteed or reasonably projected.

          Fund shares are not bank deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by First Wisconsin, and are not otherwise obligations of First Wisconsin.

     21.  What are the IRA fees?  The Custodian will charge the following fees:

     (a)  Annual maintenance fee             $10.00 per account

     (b)  Transfer to/from successor/
          prior custodian                    $12.00

     (c)  Automatic periodic distribu-
          tions                              $15.00 annually

     (d)  Total distribution (including
          rollover or direct transfers)      $15.00

     (e)  Refund of excess contribution      $15.00

     (f)  Any outgoing wire transfer         $ 7.50

The annual maintenance fee will be deducted from your account annually on the last business day of each September (or on the date you redeem or transfer your entire account balance, if earlier). The charge for refund of excess contribution will be deducted from your account at the time of the refund. The fees are subject to change.

22.  QUALIFIED TAX ADVICE.  THE PRECEDING IS A GENERAL
DESCRIPTION OF THE MANNER IN WHICH IRAS ARE TAXED UNDER THE INTERNAL REVENUE CODE. BECAUSE OF THE UNFAVORABLE TAX CONSEQUENCES WHICH COULD RESULT FROM IMPROPER ESTABLISHMENT OR USE OF A PORTICO FUND IRA, YOU MAY WISH TO CONSULT WITH AN ATTORNEY OR OTHER QUALIFIED TAX ADVISER. NEITHER FIRST WISCONSIN TRUST COMPANY, NOR PORTICO FUND, INC., NOR ANY FUND GIVES TAX OR OTHER LEGAL ADVICE OR ASSUMES ANY LIABILITY FOR TAX OR OTHER CONSEQUENCES TO INVESTORS, THEIR SPOUSES, THEIR BENEFICIARIES, OR ANY OTHER PARTIES ARISING FROM PORTICO FUNDS IRA.



                                                           PORTICO FUNDS
IRA Application
#1...Please print                                                Beneficiary Designation (Optional)

                         (  )                                                                (  )
------------------------- -- --------------------                ---------------------------- -- -----------------
Your Name                Day Phone                               Name of Beneficiary        Day Phone
-------------------------------------------------                -------------------------------------------------
Address                                                          Address
-------------------------------------------------                -------------------------------------------------
City                     State     Zip                           City                       State     Zip
2-------------------------------------------------                -------------------------------------------------
Date of Birth            Social Security Number                  Date of Birth              Social Security Number

#2...Please indicate the type of IRA
     ( )  Individual Retirement Account ($2,000 maximum)
                      For Tax Year 19   .
                                     ---
     ( )  Spousal Account ($250 minimum) for a non-working spouse.  Please use separate application for a spousal IRA
                      For Tax Year 19   .
                                     ---
     ( )  Rollover account (you had physical receipt of assets for less than 60 days)
                   If Rollover Account, please specify the type of account held by previous custodian below:
                   ( )IRA  ( ) Corporate  ( ) Pension Plan  ( ) Profit Sharing Plan  ( ) 403(b)  ( ) 401(k)
                   ( )Other (please specify)
                                            -----------------------------------------------------------
Please indicate by checking below if assets are a direct transfer from previous custodian (you did not have personal receipt of assets)

     ( )  Transfer Account (please complete the IRA Transfer Form)

#3...Please fill in the amount to be invested
     (Minimum investment is $100)

     Initial amount of contribution to the Portico Money Market Fund $
                                                                      ----------------

#4...Acknowledgement and Signature

I adopt the Portico IRA, appointing the First Wisconsin Trust Company to act as Custodian, and to perform administrative services.
I have received and read the Prospectus for the Portfolio(s) in which I am making my contribution, and have read and understand the
IRA Custodial Agreement and Disclosure Statement.  I certify under penalties of perjury that my Social Security Number (above) is correct and that I am of legal age.  I understand the following fees may be separately billed or collected by redeeming sufficient shares from each portfolio account balance:  (1) an annual $10 maintenance fee, and (2) a $15 account liquidation fee.  I will supply the Internal Revenue Service with information as to any taxable year as required unless filed by the Custodian.
I have read, accept and incorporate the Custodial Agreement herein, by reference.  I appoint First Wisconsin Trust Company or its successors, as custodian of the account(s).

Appointment of Custodian accepted:
FIRST WISCONSIN TRUST COMPANY

-------------------------------------------------
Your Signature                  Date

-------------------------------------------------
First Wisconsin Trust Company   Date

-------------------------------------------------
Authorized Signature

Please mail completed form to:

     Portico Funds
     First Wisconsin Trust Co.
     P.O. Box 701
     Milwaukee, Wisconsin 53201-0701

(FOR FUND USE ONLY)
SERVICE ORGANIZATION
                    ----------------
BRANCH
      ------------------------------
REPRESENTATIVE
              ----------------------
REPRESENTATIVE NUMBER
                     ---------------


                                                           PORTICO FUNDS
IRA Transfer Form

INSTRUCTIONS:Use this form when transferring funds from an existing IRA to the Portico Funds IRA.
If you are establishing a new account, you must also fill out a Portico Funds application form.  A $12.00 transfer-in fee should accompany this form; otherwise the fee will be deducted from the amount of the transfer.  Please complete sections #1-3 below and send this transfer form along with your application or existing Fund IRA account number to:

               Portico Funds
               P.O. Box 701
               Milwaukee, WI 53201-0701

Please be advised that your current Trustee/Custodian may require that you obtain a signature guarantee to process this transfer.
Upon receipt of the completed form(s) from you, we will contact your current custodian and process this transfer for you.  We will notify you when the transfer has been processed and your funds have been invested in the Portico Funds.

#1...Your Name
-------------------------------------------------                -------------------------------------------------
     Your Name                                                   Social Security Number
-------------------------------------------------                -------------------------------------------------
     Address                                                     Work Telephone
-------------------------------------------------                -------------------------------------------------
     City          State    ZIP                                  Home Telephone

#2...Attention:  Retirement Plan Department
     Please consider this your authority to transfer:            ( ) All of my assets in account #:
                                                                                                   --------------------
                                                                 ( ) $           in account #:
                                                                      ----------              -------------------------

     --------------------------------------------                -------------------------------------------------
     Name of Current Custodian (mutual fund, bank, S&L, etc.)    Maturity Date (if applicable)
     --------------------------------------------                -------------------------------------------------
     Address                                                     Current Account Number
     --------------------------------------------                -------------------------------------------------
     City          State       ZIP

     It is my intention to transfer these assets to an IRA with the Portico Funds for which First Wisconsin Trust Company acts as custodian.
     --------------------------------------------        -------------------------------------------------
     Signature              Date of Signature            Signature Guarantee (if required)

#3...Please deposit these assets into:
       (x) My existing IRA With the Portico FundsAccount#:
       ( ) A new account With the Portico Funds

                 (This portion to be completed by the First Wisconsin Trust Company-Trustee/Custodian for the IRA)

ACCEPTANCE:  Please be advised that the First Wisconsin Trust Company has been appointed to serve as successor custodian of this
IRA. Please send the check representing the liquidation of the assets indicated above along with a copy of this form to identify the check as a transfer of assets to:

                                             First Wisconsin Trust Company
                                             P.O. Box 701
                                             Milwaukee, WI  53201-0701

------------------------------------         -------------------------
Authorized Signature                         Date



                                                                 Exhibit (15)(a)

                              PORTICO FUNDS, INC.

               AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN

         This Distribution and Service Plan (the "Plan") has been adopted by the Board of Directors of Portico Funds, Inc. in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Act").

         Section 1. Any officer of Portico Funds, Inc. ("Portico Funds"), is authorized to execute and deliver, in the name and on behalf of Portico Funds, written agreements based on the form attached hereto as Appendix A or any other form duly approved by the Board of Directors ("Agreements") with securities dealers, financial institutions and other industry professionals ("Shareholder Organizations") that are shareholders or dealers of record or which have a servicing relationship with the beneficial owners of Shares of Series A Shares of any Portico Fund except the Institutional Money Market Fund (each, a "Fund" and collectively, the "Funds"). Pursuant to such Agreements, Shareholder Organizations shall provide distribution and support services as set forth therein to their clients who acquire and beneficially own Series A Shares of any Fund offered by Portico Funds in consideration of a fee, computed monthly in the manner set forth in the Agreements, at an annual rate of up to .25% of the average daily net asset value of the outstanding Series A Shares beneficially owned by such clients. Firstar Trust Company ("Firstar") and its affiliates are eligible to become Shareholder Organizations and to receive fees under this Plan.

         Section 2. The distributor shall monitor the arrangements pertaining to Portico Funds' Agreements with Shareholder Organizations in accordance with the terms of the distributor's agreement with Portico Funds. Portico Funds shall not be obliged to execute any Agreement with any qualifying Shareholder Organization.

         Section 3. So long as this Plan is in effect, the distributor shall provide to Portico Funds' Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

         Section 4. This Plan has previously become effective with respect to each particular Fund upon the approval of the Plan (and the form of Agreement attached hereto) by (a) a majority of the Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the Act, of Portico Funds and have no direct or indirect financial interest in the operation of this Plan or in any Agreement related to this Plan (the "Disinterested Directors"), pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of this Plan (and form of Agreement), and (b) a majority (as defined in the Act) of the outstanding Series A Shares of such Fund.

         Section 5. Unless sooner terminated, this Plan shall continue until February 29, 1995 and thereafter shall continue automatically for successive annual periods provided such continuance is approved at least annually in the manner set forth in Section 4(a).

         Section 6. This Plan may be amended at any time with respect to any Fund by the Board of Directors, provided that (a) any amendment to increase materially the costs (whether for distribution or any other purpose) which such Fund may bear pursuant to this Plan shall be effective only upon the favorable vote of a majority (as defined in the Act) of the outstanding Series A Shares of such Fund, and (b) any material amendment of the terms of this Plan shall become effective only upon the approvals set forth in Section 4(a).

         Section 7. This Plan is terminable at any time with respect to any Fund by (a) vote of a majority of the Disinterested Directors, or (b) vote of a majority (as defined in the Act) of the Series A Shares of such Fund.

         Section 8. While this Plan is in effect, the selection and nomination of those Directors who are not "interested persons" (as defined in the Act) of Portico Funds shall be committed to the discretion of such non-interested Directors.

         Section 9. All expenses incurred by Portico Funds with respect to the Series A Shares of a particular Fund in connection with Agreements and the implementation of this Plan shall be borne entirely by Series A Shares of such Fund.

         Section 10. Portico Funds originally adopted this Plan as of February 25, 1988 and was amended and re-adopted on December 16, 1994.




                                                                      Appendix A

                      DISTRIBUTION AND SERVICING AGREEMENT

Gentlemen:

         We wish to enter into this Distribution and Servicing Agreement ("Agreement") with you concerning the provision of distribution services (and, to the extent provided below, support services) to your clients ("Clients") who may from time to time acquire and beneficially own shares of Series A Common Stock of any Fund except the Institutional Money Market Fund offered by Portico Funds, Inc.

         The terms and conditions of this Agreement are as follows:

         Section 1. You will provide reasonable assistance in connection with the distribution of Series A Shares to Clients as requested from time to time by our distributor, which assistance may include forwarding sales literature and advertising provided by our distributor for Clients. In addition, you agree to provide the following support services to Clients who may from time to time acquire and beneficially own Series A Shares:<F108> (i) processing dividend and distribution payments from us on behalf of Clients; (ii) providing information periodically to Clients showing their positions in Series A Shares; (iii) arranging for bank wires; (iv) responding to Client inquiries relating to the services performed by you; (v) providing subaccounting with respect to Series A Shares beneficially owned by Clients or the information to us necessary for subaccounting; (vi) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semiannual financial statements and dividend, distribution and tax notices) to Clients; (vii) assisting in processing purchase, exchange and redemption requests from Clients and in placing such orders with our service contractors; (viii) assisting Clients in changing dividend options, account designations and addresses; and
(ix) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules and regulations.

         Section 2. You will provide such office space and equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used in your business, or any personnel employed by you) as may be reasonably necessary or beneficial in order to provide the aforementioned services and assistance to Clients.

         Section 3. Neither you nor any of your officers, employees or agents are authorized to make any representations concerning us or the Series A Shares except those contained in our then current prospectuses and statements of additional information for Series A Shares, copies of which will be supplied by us to you, or in such supplemental literature or advertising as may be authorized by us in writing.

         Section 4. For all purposes of this Agreement you will be deemed to be an independent contractor, and will have no authority to act as agent for us in any matter or in any respect. By your written acceptance of this Agreement, you agree to and do release, indemnify and hold us harmless from and against any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions of or by you or your officers, employees or agents regarding your responsibilities hereunder or the purchase, redemption, transfer or registration of Series A Shares (or orders relating to the same) by or on behalf of Clients. You and your employees will, upon request, be available during normal business hours to consult with us or our designees concerning the performance of your responsibilities under this Agreement.

         Section 5. In consideration of the services and facilities provided by you hereunder, we will pay to you, and you will accept as full payment therefor,
a fee at the annual rate of .    of 1% of the average daily net asset value of
                             ---
the Series A Shares beneficially owned by your Clients for whom you are the dealer of record or holder of record or with whom you have a servicing relationship (the "Clients' Series A Shares"), which fee will be computed daily and payable monthly. For purposes of determining the fees payable under this
Section 5, the average daily net asset value of the Clients' Series A Shares will be computed in the manner specified in our Registration Statement (as the same is in effect from time to time) in connection with the computation of the net asset value of Series A Shares for purposes of purchases and redemptions. The fee rate stated above may be prospectively increased or decreased by us, in our sole discretion, at any time upon notice to you. Further, we may, in our discretion and without notice, suspend or withdraw the sale of Series A Shares, including the sale of Series A Shares to you for the account of any Client or Clients. All fees payable by Portico Funds under this Agreement with respect to the Series A Shares of a particular Fund shall be borne by, and be payable entirely out of the assets allocable to, said Series A Shares; and no other Fund or series of Shares offered by Portico Funds shall be responsible for such fees.

         Section 6. Any person authorized to direct the disposition of monies paid or payable by us pursuant to this Agreement will provide to our Board of Directors, and our Directors will review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. In addition, you will furnish us or our designees with such information as we or they may reasonably request (including, without limitation, periodic certifications confirming the provision to Clients of the services described herein), and will otherwise cooperate with us and our designees (including, without limitation, any auditors designated by us), in connection with the preparation of reports to our Board of Directors concerning this Agreement and the monies paid or payable by us pursuant hereto, as well as any other reports or filings that may be required by law.

         Section 7. We may enter into other similar Agreements with any other person or persons without your consent.

         Section 8. By your written acceptance of this Agreement, you represent, warrant and agree that: (i) the compensation payable to you hereunder, together with any other compensation you receive from Clients for services contemplated by this Agreement, will not be excessive or unreasonable under the laws and instruments governing your relationships with Clients; and (ii) you will provide to Clients a schedule of any fees that you may charge to them relating to the investment of their assets in Series A Shares. In addition, you understand that this Agreement has been entered into pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), and is subject to the provisions of said Rule, as well as any other applicable rules or regulations promulgated by the Securities and Exchange Commission.

         Section 9. This Agreement will become effective on the date a fully executed copy of this Agreement is received by us or our designee. Unless sooner terminated, this Agreement will continue until February 28, 199 , and
                                                                      -
thereafter will continue automatically for successive annual periods provided such continuance is specifically approved at least annually by us in the manner described in Section 12. This Agreement is terminable with respect to the Series A Shares of any Fund, without penalty, at any time by us (which termination may be by a vote of a majority of the Disinterested Directors as defined in Section 12 or by vote of the holders of a majority of the outstanding Series A Shares of such Fund) or by you upon notice to the other party hereto. This Agreement will also terminate automatically in the event of its assignment (as defined in the Act).

         Section 10. All notices and other communications to either you or us will be duly given if mailed, telegraphed, telexed or transmitted by similar telecommunications device to the appropriate address stated herein.

         Section 11. This Agreement will be construed in accordance with the laws of the State of Wisconsin.

         Section 12.  This Agreement has been approved by vote of a majority of
(i) our Board of Directors and (ii) those Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of us and have no direct or indirect financial interest in the operation of the Distribution and Service Plan adopted by us or in any agreement related thereto cast in person at a meeting called for the purpose of voting on such approval ("Disinterested Directors").

<F108>Services may be modified or omitted in the particular case and items renumbered.

         If you agree to be legally bound by the provisions of this Agreement, please sign a copy of this letter where indicated below and promptly return it to us.
                             Very truly yours,

                             PORTICO FUNDS, INC.
Date:                        By:
      --------------            ----------------------------
                             (Authorized Officer)

                             Accepted and Agreed to:
                             [Shareholder Organization]
Date:                        By:
      --------------            ----------------------------
                             (Authorized Officer)





 Exhibit (16)(a)

 MONEY MARKET FUND
 -----------------

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                     YIELD


     FOR THE SEVEN-DAY PERIOD ENDED OCTOBER 31, 1995

     ANNUALIZED YIELD    =    5.23%

     FORMULA:
     ANNUALIZED YIELD    =    (BASE PERIOD RETURN/1  X  365/7)
                         =    (.00100225735/1) X 365/7
                         =    5.23%

     EFFECTIVE YIELD     =    5.36%

     FORMULA:
     ANNUALIZED YIELD    =    (BASE PERIOD RETURN + 1)^365/7 - 1
                         =    (.00100225735 + 1)^365/7 - 1
                         =    5.36%




Exhibit (16)(b)

TAX-EXEMPT MONEY MARKET FUND
----------------------------

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                     YIELD


     FOR THE SEVEN-DAY PERIOD ENDED OCTOBER 31, 1995

     ANNUALIZED YIELD    =    3.40%

     FORMULA:
     ANNUALIZED YIELD    =    (BASE PERIOD RETURN/1 X 365/7)
                         =    (.00065222427/1) X 365/7
                         =    3.40%

     EFFECTIVE YIELD     =    3.46%

     FORMULA:
     ANNUALIZED YIELD    =    (BASE PERIOD RETURN + 1)^365/7 - 1
                         =    (.00065222427 + 1)^365/7 - 1
                         =    3.46%




Exhibit (16)(c)

U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                     YIELD


     FOR THE SEVEN-DAY PERIOD ENDED OCTOBER 31, 1995

     ANNUALIZED YIELD    =    4.60%

     FORMULA:
     ANNUALIZED YIELD    =    (BASE PERIOD RETURN/1 X 365/7
                         =    (.00088161915/1) X 365/7
                         =    4.60%

     EFFECTIVE YIELD     =    4.70%

     FORMULA:
     ANNUALIZED YIELD    =    (BASE PERIOD RETURN + 1)^365/7 - 1
                         =    (.00088161915 + 1)^365/7 - 1
                         =    4.70%




Exhibit (16)(d)

PORTICO GROWTH AND INCOME FUND
------------------------------

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                  TOTAL RETURN

INSTITUTIONAL SERIES

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,730.73/ 1,384.62) - 1
     Total Return  = 25.00%

                     For the Period from December 29, 1989
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,730.73/ 1,000.00) - 1
     Total Return  = 73.07%


RETAIL SERIES - WITHOUT SALES LOAD

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,727.28/ 1,384.62) - 1
     Total Return  = 24.75%

                     For the Period from December 29, 1989
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,727.28/ 1,000.00) - 1
     Total Return  = 72.73%


RETAIL SERIES - WITH SALES LOAD
                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,658.33/ 1,384.62) - 1
     Total Return  = 19.77%

                     For the Period from December 29, 1989
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,658.45/ 1,000.00) - 1
     Total Return  = 65.85%




Exhibit (16)(e)

PORTICO SHORT-TERM BOND MARKET FUND
-----------------------------------

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                  TOTAL RETURN

INSTITUTIONAL SERIES

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,529.01/ 1,403.65) - 1
     Total Return  = 8.95%

                     For the Period from December 29, 1989
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,529.01/ 1,000.00) - 1
     Total Return  = 52.90%


RETAIL SERIES - WITHOUT SALES LOAD

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,526.36/ 1,403.65) - 1
     Total Return  = 8.74%

                     For the Period from December 29, 1989
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,526.36/ 1,000.00) - 1
     Total Return  = 52.64%


RETAIL SERIES - WITH SALES LOAD

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,496.52/ 1,403.65) - 1
     Total Return  = 6.62%

                     For the Period from December 29, 1989
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,497.23/ 1,000.00) - 1
     Total Return  = 49.72%




Exhibit (16)(f)

PORTICO SPECIAL GROWTH FUND
---------------------------

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                  TOTAL RETURN

INSTITUTIONAL SERIES

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (2,344.89/ 1,864.11) - 1
     Total Return  = 25.79%

                     For the Period from December 28, 1989
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (2,344.89/ 1,000.00) - 1
     Total Return  = 134.49%


RETAIL SALES - WITHOUT SALES LOAD
                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (2,340.64/ 1,864.11) - 1
     Total Return  = 25.56%

                     For the Period from December 28, 1989
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (2,340.64/ 1,000.00) - 1
     Total Return  = 134.06%


RETAIL SALES - WITH SALES LOAD

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (2,247.2/ 1,864.11) - 1
     Total Return  = 20.55%

                     For the Period from December 28, 1989
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (2,247.37/ 1,000.00) - 1
     Total Return  = 124.74%




Exhibit (16)(g)

PORTICO BOND IMMDEX/TM FUND
---------------------------

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                  TOTAL RETURN

INSTITUTIONAL SERIES
                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,693.38/ 1,456.50) - 1
     Total Return  = 16.26%

                     For the Period from December 29, 1989
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,693.38/ 1,000.00) - 1
     Total Return  = 69.34%


RETAIL SERIES - WITHOUT SALES LOAD

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,690.31/ 1,456.50) - 1
     Total Return  = 16.05%

                     For the Period from December 29, 1989
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,690.31/ 1,000.00) - 1
     Total Return  = 69.03%


RETAIL SERIES - WITH SALES LOAD

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,656.75/ 1,456.50) - 1
     Total Return  = 13.75%

                     For the Period from December 29, 1989
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,656.51/ 1,000.00) - 1
     Total Return  = 65.65%


Exhibit (16)(h)

PORTICO EQUITY INDEX FUND
-------------------------

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                  TOTAL RETURN

INSTITUTIONAL SERIES

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,910.12/ 1,515.74) - 1
     Total Return  = 26.02%

                     For the Period from December 29, 1989
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,910.12/ 1,000.00) - 1
     Total Return  = 91.01%


RETAIL SERIES - WITHOUT SALES LOAD

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,906.64/ 1,515.74) - 1
     Total Return  = 25.79%

                     For the Period from December 29, 1989
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,906.64/ 1,000.00) - 1
     Total Return  = 90.66%


RETAIL SERIES - WITH SALES LOAD
                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,830.48/ 1,515.74) - 1
     Total Return  = 20.76%

                     For the Period from December 29, 1989
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,830.49/ 1,000.00) - 1
     Total Return  = 83.05%




Exhibit (16)(i)

INSTITUTIONAL MONEY MARKET FUND
---------------------------------

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                     YIELD


     FOR THE SEVEN-DAY PERIOD ENDED OCTOBER 31, 1995

     ANNUALIZED YIELD    =    5.50%

     FORMULA:
     ANNUALIZED YIELD    =    (BASE PERIOD RETURN/1 X 365/7
                         =    (.00105419057/1) X 365/7
                         =    5.50%
     EFFECTIVE YIELD     =    5.65%

     FORMULA:
     ANNUALIZED YIELD    =    (BASE PERIOD RETURN + 1)^365/7 - 1
                         =    (.00105419057 + 1)^365/7 - 1
                         =    5.65%



Exhibit (16)(j)

U.S. TREASURY MONEY MARKET FUND
-------------------------------

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                     YIELD


     FOR THE SEVEN-DAY PERIOD ENDED OCTOBER 31, 1995

     ANNUALIZED YIELD    =    4.89%

     FORMULA:
     ANNUALIZED YIELD    =    (BASE PERIOD RETURN/1 X 365/7
                         =    (.00093786644/1) X 365/7
                         =    4.89%

     EFFECTIVE YIELD     =    5.01%

     FORMULA:
     ANNUALIZED YIELD    =    (BASE PERIOD RETURN + 1)^365/7 - 1
                         =    (.00093786644 + 1)^365/7 - 1
                         =    5.01%



Exhibit (16)(k)

PORTICO BALANCED FUND
---------------------

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                  TOTAL RETURN

INSTITUTIONAL SERIES

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,396.91/ 1,166.18) - 1
     Total Return  = 19.79%

                       For the Period from March 30, 1992
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,396.91/ 1,000.00) - 1
     Total Return  = 39.69%


RETAIL SERIES - WITHOUT SALES LOAD

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,394.11/1,166.18) - 1
     Total Return  = 19.55%

                       For the Period from March 30, 1992
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,394.11/ 1,000.00) - 1
     Total Return  = 39.41%


RETAIL SERIES - WITH SALES LOAD

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,338.39/ 1,166,18) - 1
     Total Return  = 14.77%

                       For the Period from March 30, 1992
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,338.56/ 1,000.00) - 1
     Total Return  = 33.86%




Exhibit (16)(l)

PORTICO MIDCORE GROWTH FUND
---------------------------

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                  TOTAL RETURN
INSTITUTIONAL SERIES

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,292.69/ 1,081.31) - 1
     Total Return  = 19.55%

                     For the Period from December 29, 1992
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,292.69/ 1,000.00) - 1
     Total Return  = 29.27%


RETAIL SERIES - WITHOUT SALES LOAD

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,290.07/ 1,081.31) - 1
     Total Return  = 19.31%

                     For the Period from December 29, 1992
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,290.07/ 1,000.00) - 1
     Total Return  = 29.01%

RETAIL SERIES - WITH SALES LOAD

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,238.73/ 1,081.31) - 1
     Total Return  = 14.56%

                     For the Period from December 29, 1992
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,238.67/ 1,000.00) - 1
     Total Return  = 23.87%



Exhibit (16)(m)

PORTICO INTERMEDIATE BOND MARKET FUND
-------------------------------------

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                  TOTAL RETURN

INSTITUTIONAL SERIES

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,197.78/ 1,067.07) - 1
     Total Return  = 12.25%

                      For the Period from January 5, 1993
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,197.78/ 1,000.00) - 1
     Total Return  = 19.78%


RETAIL SERIES - WITHOUT SALES LOAD

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,195.59/ 1,06.07) - 1
     Total Return  = 12.04%

                      For the Period from January 5, 1993
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,195.59/ 1,000.00) - 1
     Total Return  = 19.56%


RETAIL SERIES - WITH SALES LOAD

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,171.36/ 1,067.07) - 1
     Total Return  = 9.77%

                      For the Period from January 5, 1993
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,172.35/ 1,000.00) - 1
     Total Return  = 17.23%



Exhibit (16)(n)

PORTICO TAX-EXEMPT INTERMEDIATE BOND FUND
-----------------------------------------

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                  TOTAL RETURN

INSTITUTIONAL SERIES

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,143.99/ 1,045.89) - 1
     Total Return  = 9.38%

                      For the Period from February 8, 1993
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,143.99/ 1,000.00) - 1
     Total Return  = 14.40%


RETAIL SERIES - WITHOUT SALES LOAD

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,140.76/ 1,045.89) - 1
     Total Return  = 9.07%

                      For the Period from February 8, 1993
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,140.76/ 1,000.00) - 1
     Total Return  = 14.08%


RETAIL SERIES - WITH SALES LOAD

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,117.89/ 1,045.89) - 1
     Total Return  = 6.88%

                      For the Period from February 8, 1993
                          (Commencement of Operations)
                              to October 31, 1995
     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (1,118.39/ 1,000.00) - 1
     Total Return  = 11.84%



Exhibit (16)(o)

PORTICO INTERNATIONAL EQUITY FUND
---------------------------------

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                  TOTAL RETURN

INSTITUTIONAL SERIES

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (962.04/ 999.50) - 1
     Total Return  = -3.75%

                       For the Period from April 28, 1994
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (962.04/ 1,000.00) - 1
     Total Return  = -3.80%


RETAIL SERIES - WITHOUT SALES LOAD

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (960.04/ 999.50) - 1
     Total Return  = -3.95%

                       For the Period from April 28, 1994
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (960.04/ 1,000.00) - 1
     Total Return  = -4.00%


RETAIL SERIES - WITH SALES LOAD

                      For the Year Ended October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (921.76/ 999.50) - 1
     Total Return  = -7.78%

                       For the Period from April 28, 1994
                          (Commencement of Operations)
                              to October 31, 1995

     Total Return  = (Ending Redeemable Value/Initial Value) - 1
     Total Return  = (921.78/ 1,000.00) - 1
     Total Return  = -7.82%



****************
Exhibit (17)

[ARTICLE] 6
[SERIES]
   [NUMBER] 1
   [NAME] PORTICO MONEY MARKET FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                   YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          173,033
[INVESTMENTS-AT-VALUE]                         173,033
[RECEIVABLES]                                       80
[ASSETS-OTHER]                                       9
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 173,122
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          861
[TOTAL-LIABILITIES]                                861
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       172,244
[SHARES-COMMON-STOCK]                          172,261
[SHARES-COMMON-PRIOR]                          165,018
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                              0
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                             0
[NET-ASSETS]                                   172,261
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                                9,388
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     945
[NET-INVESTMENT-INCOME]                          8,443
[REALIZED-GAINS-CURRENT]                             0
[APPREC-INCREASE-CURRENT]                            0
[NET-CHANGE-FROM-OPS]                            8,443
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        8,443
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                        601,835
[NUMBER-OF-SHARES-REDEEMED]                    601,692
[SHARES-REINVESTED]                              7,100
[NET-CHANGE-IN-ASSETS]                           7,243
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              788
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,430
[AVERAGE-NET-ASSETS]                           157,621
[PER-SHARE-NAV-BEGIN]                             1.00
[PER-SHARE-NII]                                    .05
[PER-SHARE-GAIN-APPREC]                            005
[PER-SHARE-DIVIDEND]                               .05
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               1.00
[EXPENSE-RATIO]                                    .60
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F109>

<F109>The expense ratio is actual and not expressed in 1,000's


[ARTICLE] 6
[SERIES]
   [NUMBER] 2
   [NAME] PORTICO U.S. GOVERNMENT MONEY MARKET FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          163,056
[INVESTMENTS-AT-VALUE]                         163,056
[RECEIVABLES]                                      769
[ASSETS-OTHER]                                       9
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 163,834
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          766
[TOTAL-LIABILITIES]                                766
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       163,052
[SHARES-COMMON-STOCK]                          163,068
[SHARES-COMMON-PRIOR]                          183,591
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                              0
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                             0
[NET-ASSETS]                                   163,068
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                               10,115
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   1,039
[NET-INVESTMENT-INCOME]                          9,076
[REALIZED-GAINS-CURRENT]                             0
[APPREC-INCREASE-CURRENT]                            0
[NET-CHANGE-FROM-OPS]                            9,076
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        9,076
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                        875,356
[NUMBER-OF-SHARES-REDEEMED]                    898,528
[SHARES-REINVESTED]                              2,649
[NET-CHANGE-IN-ASSETS]                        (20,523)
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              866
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,305
[AVERAGE-NET-ASSETS]                           173,252
[PER-SHARE-NAV-BEGIN]                             1.00
[PER-SHARE-NII]                                    .05
[PER-SHARE-GAIN-APPREC]                              0
[PER-SHARE-DIVIDEND]                               .05
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               1.00
[EXPENSE-RATIO]                                     .6
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F109>

<F109>The expense ratio is the actual amount and not expressed in 1,000's


[ARTICLE] 6
[SERIES]
   [NUMBER] 3
   [NAME] PORTICO TAX-EXEMPT MONEY MARKET FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                           83,469
[INVESTMENTS-AT-VALUE]                          83,469
[RECEIVABLES]                                      654
[ASSETS-OTHER]                                     226
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                  84,349
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          265
[TOTAL-LIABILITIES]                                265
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                        84,076
[SHARES-COMMON-STOCK]                           84,084
[SHARES-COMMON-PRIOR]                           70,436
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                              0
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                             0
[NET-ASSETS]                                    84,084
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                                2,779
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     420
[NET-INVESTMENT-INCOME]                          2,359
[REALIZED-GAINS-CURRENT]                             0
[APPREC-INCREASE-CURRENT]                            0
[NET-CHANGE-FROM-OPS]                            2,359
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        2,359
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                        182,982
[NUMBER-OF-SHARES-REDEEMED]                    170,218
[SHARES-REINVESTED]                                884
[NET-CHANGE-IN-ASSETS]                          13,648
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              351
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    590
[AVERAGE-NET-ASSETS]                            70,117
[PER-SHARE-NAV-BEGIN]                             1.00
[PER-SHARE-NII]                                    .03
[PER-SHARE-GAIN-APPREC]                              0
[PER-SHARE-DIVIDEND]                               .03
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               1.00
[EXPENSE-RATIO]                                     .6
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F109>

<F109>The expense ratio is the actual amount and not expressed in 1,000's


[ARTICLE] 6
[SERIES]
   [NUMBER] 4
   [NAME] PORTICO SHORT-TERM BOND MARKET FUND - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          140,017
[INVESTMENTS-AT-VALUE]                         140,828
[RECEIVABLES]                                    5,128
[ASSETS-OTHER]                                       4
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 145,960
[PAYABLE-FOR-SECURITIES]                         3,191
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                           80
[TOTAL-LIABILITIES]                              3,271
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       143,386
[SHARES-COMMON-STOCK]                            4,641
[SHARES-COMMON-PRIOR]                           12,200
[ACCUMULATED-NII-CURRENT]                          119
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        (1,628)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                           811
[NET-ASSETS]                                   142,689
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                                8,616
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     729
[NET-INVESTMENT-INCOME]                          7,887
[REALIZED-GAINS-CURRENT]                         (329)
[APPREC-INCREASE-CURRENT]                        3,275
[NET-CHANGE-FROM-OPS]                           10,833
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        3,617
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          1,264
[NUMBER-OF-SHARES-REDEEMED]                      9,150
[SHARES-REINVESTED]                                327
[NET-CHANGE-IN-ASSETS]                          20,321
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                      (1,361)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              767
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,261
[AVERAGE-NET-ASSETS]                           127,903
[PER-SHARE-NAV-BEGIN]                            10.03
[PER-SHARE-NII]                                    .61
[PER-SHARE-GAIN-APPREC]                            .24
[PER-SHARE-DIVIDEND]                                .6
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              10.27
[EXPENSE-RATIO]                                    .69
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F109>

<F109>The expense ratio is actual and not expressed in 1,000's


[ARTICLE] 6
[SERIES]
   [NUMBER] 5
   [NAME] PORTICO BOND IMMDEX - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          293,903
[INVESTMENTS-AT-VALUE]                         307,132
[RECEIVABLES]                                    5,190
[ASSETS-OTHER]                                       8
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 312,330
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          181
[TOTAL-LIABILITIES]                                181
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       299,707
[SHARES-COMMON-STOCK]                              786
[SHARES-COMMON-PRIOR]                           10,004
[ACCUMULATED-NII-CURRENT]                          261
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        (1,049)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        13,229
[NET-ASSETS]                                   312,149
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                               19,286
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   1,261
[NET-INVESTMENT-INCOME]                         18,025
[REALIZED-GAINS-CURRENT]                         (890)
[APPREC-INCREASE-CURRENT]                       24,964
[NET-CHANGE-FROM-OPS]                           42,099
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        4,860
[DISTRIBUTIONS-OF-GAINS]                           404
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                            644
[NUMBER-OF-SHARES-REDEEMED]                     10,042
[SHARES-REINVESTED]                                180
[NET-CHANGE-IN-ASSETS]                          55,371
[ACCUMULATED-NII-PRIOR]                          1,494
[ACCUMULATED-GAINS-PRIOR]                         (67)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              832
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,436
[AVERAGE-NET-ASSETS]                           277,498
[PER-SHARE-NAV-BEGIN]                            25.67
[PER-SHARE-NII]                                   1.68
[PER-SHARE-GAIN-APPREC]                           2.30
[PER-SHARE-DIVIDEND]                              1.79
[PER-SHARE-DISTRIBUTIONS]                          .04
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              27.82
[EXPENSE-RATIO]                                    .64
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F109>

<F109>The expense ratio is actual and not expressed in 1,000's


[ARTICLE] 6
[SERIES]
   [NUMBER] 6
   [NAME] PORTICO GROWTH AND INCOME FUND - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          168,068
[INVESTMENTS-AT-VALUE]                         207,586
[RECEIVABLES]                                      465
[ASSETS-OTHER]                                       4
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 208,055
[PAYABLE-FOR-SECURITIES]                         2,697
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          182
[TOTAL-LIABILITIES]                              2,879
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       156,703
[SHARES-COMMON-STOCK]                            1,536
[SHARES-COMMON-PRIOR]                            7,105
[ACCUMULATED-NII-CURRENT]                          175
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                          8,779
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        39,518
[NET-ASSETS]                                   205,176
[DIVIDEND-INCOME]                                3,924
[INTEREST-INCOME]                                  744
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   1,693
[NET-INVESTMENT-INCOME]                          2,975
[REALIZED-GAINS-CURRENT]                         8,861
[APPREC-INCREASE-CURRENT]                       28,643
[NET-CHANGE-FROM-OPS]                           40,479
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        1,299
[DISTRIBUTIONS-OF-GAINS]                         4,244
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                            466
[NUMBER-OF-SHARES-REDEEMED]                      6,267
[SHARES-REINVESTED]                                232
[NET-CHANGE-IN-ASSETS]                          41,123
[ACCUMULATED-NII-PRIOR]                            165
[ACCUMULATED-GAINS-PRIOR]                        4,161
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            1,350
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,896
[AVERAGE-NET-ASSETS]                           180,154
[PER-SHARE-NAV-BEGIN]                            23.09
[PER-SHARE-NII]                                    .37
[PER-SHARE-GAIN-APPREC]                           5.14
[PER-SHARE-DIVIDEND]                               .38
[PER-SHARE-DISTRIBUTIONS]                          .60
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              27.62
[EXPENSE-RATIO]                                   1.09
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F109>

<F109>The expense ratio is actual and is not expressed in 1,000's


[ARTICLE] 6
[SERIES]
   [NUMBER] 7
   [NAME] PORTICO EQUITY INDEX - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          110,846
[INVESTMENTS-AT-VALUE]                         156,546
[RECEIVABLES]                                      339
[ASSETS-OTHER]                                       8
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 156,893
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          124
[TOTAL-LIABILITIES]                                124
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       109,821
[SHARES-COMMON-STOCK]                              454
[SHARES-COMMON-PRIOR]                            3,219
[ACCUMULATED-NII-CURRENT]                          245
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                            972
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        45,731
[NET-ASSETS]                                   156,769
[DIVIDEND-INCOME]                                3,200
[INTEREST-INCOME]                                  377
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     628
[NET-INVESTMENT-INCOME]                          2,949
[REALIZED-GAINS-CURRENT]                         1,377
[APPREC-INCREASE-CURRENT]                       26,047
[NET-CHANGE-FROM-OPS]                           30,373
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                          957
[DISTRIBUTIONS-OF-GAINS]                           201
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                            326
[NUMBER-OF-SHARES-REDEEMED]                      3,123
[SHARES-REINVESTED]                                 32
[NET-CHANGE-IN-ASSETS]                          49,206
[ACCUMULATED-NII-PRIOR]                            149
[ACCUMULATED-GAINS-PRIOR]                        (200)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              320
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    726
[AVERAGE-NET-ASSETS]                           128,656
[PER-SHARE-NAV-BEGIN]                            33.41
[PER-SHARE-NII]                                     .7
[PER-SHARE-GAIN-APPREC]                           7.70
[PER-SHARE-DIVIDEND]                               .68
[PER-SHARE-DISTRIBUTIONS]                          .06
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              41.07
[EXPENSE-RATIO]                                    .66
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F110>

<F110>The expense ratio is actual


[ARTICLE] 6
[SERIES]
   [NUMBER] 8
   [NAME] PORTICO SPECIAL GROWTH FUND - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          393,397
[INVESTMENTS-AT-VALUE]                         510,669
[RECEIVABLES]                                   11,323
[ASSETS-OTHER]                                       4
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 521,996
[PAYABLE-FOR-SECURITIES]                            71
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          428
[TOTAL-LIABILITIES]                                499
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       347,915
[SHARES-COMMON-STOCK]                            2,108
[SHARES-COMMON-PRIOR]                           11,919
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                         56,309
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                       117,272
[NET-ASSETS]                                   521,497
[DIVIDEND-INCOME]                                1,539
[INTEREST-INCOME]                                2,461
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   4,148
[NET-INVESTMENT-INCOME]                          (148)
[REALIZED-GAINS-CURRENT]                        57,101
[APPREC-INCREASE-CURRENT]                       49,078
[NET-CHANGE-FROM-OPS]                          106,031
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            0
[DISTRIBUTIONS-OF-GAINS]                         2,526
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          1,531
[NUMBER-OF-SHARES-REDEEMED]                     11,413
[SHARES-REINVESTED]                                 71
[NET-CHANGE-IN-ASSETS]                         125,913
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                        1,922
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            3,340
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  4,542
[AVERAGE-NET-ASSETS]                           445,793
[PER-SHARE-NAV-BEGIN]                            33.19
[PER-SHARE-NII]                                  (.07)
[PER-SHARE-GAIN-APPREC]                           8.49
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                          .21
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               41.4
[EXPENSE-RATIO]                                   1.09
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F110>

<F110>The expense ratio is actual


[ARTICLE] 6
[SERIES]
   [NUMBER] 9
   [NAME] PORTICO INSTITUTIONAL MONEY MARKET FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          719,652
[INVESTMENTS-AT-VALUE]                         719,652
[RECEIVABLES]                                      275
[ASSETS-OTHER]                                       3
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 719,930
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                        3,364
[TOTAL-LIABILITIES]                              3,364
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       716,494
[SHARES-COMMON-STOCK]                          716,566
[SHARES-COMMON-PRIOR]                          754,636
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                              0
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                             0
[NET-ASSETS]                                   716,566
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                               42,483
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   2,513
[NET-INVESTMENT-INCOME]                         39,970
[REALIZED-GAINS-CURRENT]                             0
[APPREC-INCREASE-CURRENT]                            0
[NET-CHANGE-FROM-OPS]                           39,970
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                       39,970
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                      2,916,794
[NUMBER-OF-SHARES-REDEEMED]                  2,958,874
[SHARES-REINVESTED]                              4,010
[NET-CHANGE-IN-ASSETS]                        (38,070)
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            3,552
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  5,043
[AVERAGE-NET-ASSETS]                           710,475
[PER-SHARE-NAV-BEGIN]                             1.00
[PER-SHARE-NII]                                    .06
[PER-SHARE-GAIN-APPREC]                              0
[PER-SHARE-DIVIDEND]                               .06
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               1.00
[EXPENSE-RATIO]                                    .35
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F110>

<F110>The expense ratio is actual.


[ARTICLE] 6
[SERIES]
   [NUMBER] 10
   [NAME] PORTICO U.S. TREASURY MONEY MARKET FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                           63,872
[INVESTMENTS-AT-VALUE]                          63,872
[RECEIVABLES]                                    1,082
[ASSETS-OTHER]                                       4
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                  64,958
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          303
[TOTAL-LIABILITIES]                                303
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                        64,649
[SHARES-COMMON-STOCK]                           64,655
[SHARES-COMMON-PRIOR]                           56,020
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                              0
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                             0
[NET-ASSETS]                                    64,655
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                                3,348
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     356
[NET-INVESTMENT-INCOME]                          2,992
[REALIZED-GAINS-CURRENT]                             0
[APPREC-INCREASE-CURRENT]                            0
[NET-CHANGE-FROM-OPS]                            2,992
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        2,992
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                        205,921
[NUMBER-OF-SHARES-REDEEMED]                    197,569
[SHARES-REINVESTED]                                283
[NET-CHANGE-IN-ASSETS]                           8,635
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              297
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    498
[AVERAGE-NET-ASSETS]                            59,356
[PER-SHARE-NAV-BEGIN]                             1.00
[PER-SHARE-NII]                                    .05
[PER-SHARE-GAIN-APPREC]                              0
[PER-SHARE-DIVIDEND]                               .05
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               1.00
[EXPENSE-RATIO]                                    .60<F110>
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

<F110>The expense ratio is actual.


[ARTICLE] 6
[SERIES]
   [NUMBER] 11
   [NAME] PORTICO BALANCED FUND - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          104,294
[INVESTMENTS-AT-VALUE]                         125,237
[RECEIVABLES]                                    1,505
[ASSETS-OTHER]                                      16
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 126,758
[PAYABLE-FOR-SECURITIES]                           277
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                           97
[TOTAL-LIABILITIES]                                374
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       102,869
[SHARES-COMMON-STOCK]                              843
[SHARES-COMMON-PRIOR]                            4,283
[ACCUMULATED-NII-CURRENT]                          226
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                          2,346
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        20,943
[NET-ASSETS]                                   126,384
[DIVIDEND-INCOME]                                  411
[INTEREST-INCOME]                                2,897
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     864
[NET-INVESTMENT-INCOME]                          2,444
[REALIZED-GAINS-CURRENT]                         3,757
[APPREC-INCREASE-CURRENT]                       14,596
[NET-CHANGE-FROM-OPS]                           20,797
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                          825
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                            774
[NUMBER-OF-SHARES-REDEEMED]                      4,250
[SHARES-REINVESTED]                                 36
[NET-CHANGE-IN-ASSETS]                          31,727
[ACCUMULATED-NII-PRIOR]                            146
[ACCUMULATED-GAINS-PRIOR]                      (1,412)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              828
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,214
[AVERAGE-NET-ASSETS]                           110,668
[PER-SHARE-NAV-BEGIN]                            22.10
[PER-SHARE-NII]                                    .49
[PER-SHARE-GAIN-APPREC]                           3.77
[PER-SHARE-DIVIDEND]                               .47
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              25.89
[EXPENSE-RATIO]                                    .94
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F110>

<F110>The expense ratio is actual.


[ARTICLE] 6
[SERIES]
   [NUMBER] 12
   [NAME] PORTICO MIDCORE GROWTH FUND - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          109,839
[INVESTMENTS-AT-VALUE]                         144,662
[RECEIVABLES]                                      592
[ASSETS-OTHER]                                      10
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 145,264
[PAYABLE-FOR-SECURITIES]                           608
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          123
[TOTAL-LIABILITIES]                                731
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       114,780
[SHARES-COMMON-STOCK]                              395
[SHARES-COMMON-PRIOR]                            5,273
[ACCUMULATED-NII-CURRENT]                          (1)
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        (5,070)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        34,823
[NET-ASSETS]                                   144,533
[DIVIDEND-INCOME]                                  916
[INTEREST-INCOME]                                  393
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   1,164
[NET-INVESTMENT-INCOME]                            145
[REALIZED-GAINS-CURRENT]                         2,657
[APPREC-INCREASE-CURRENT]                       20,823
[NET-CHANGE-FROM-OPS]                           23,625
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                          138
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          1,367
[NUMBER-OF-SHARES-REDEEMED]                      6,250
[SHARES-REINVESTED]                                  5
[NET-CHANGE-IN-ASSETS]                          31,336
[ACCUMULATED-NII-PRIOR]                             50
[ACCUMULATED-GAINS-PRIOR]                      (7,727)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              956
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,316
[AVERAGE-NET-ASSETS]                           127,611
[PER-SHARE-NAV-BEGIN]                            21.47
[PER-SHARE-NII]                                    .02
[PER-SHARE-GAIN-APPREC]                           4.16
[PER-SHARE-DIVIDEND]                               .03
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              25.58
[EXPENSE-RATIO]                                   1.09
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F110>

<F110>The expense ratio is actual.


[ARTICLE] 6
[SERIES]
   [NUMBER] 13
   [NAME] PORTICO INTERMEDIATE BOND MARKET - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1995
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          136,097
[INVESTMENTS-AT-VALUE]                         139,159
[RECEIVABLES]                                    2,657
[ASSETS-OTHER]                                       9
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 141,825
[PAYABLE-FOR-SECURITIES]                         1,240
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                           68
[TOTAL-LIABILITIES]                              1,308
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       139,176
[SHARES-COMMON-STOCK]                            1,133
[SHARES-COMMON-PRIOR]                            9,128
[ACCUMULATED-NII-CURRENT]                          112
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        (1,834)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                         3,062
[NET-ASSETS]                                   140,517
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                                7,277
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     557
[NET-INVESTMENT-INCOME]                          6,720
[REALIZED-GAINS-CURRENT]                         (417)
[APPREC-INCREASE-CURRENT]                        6,232
[NET-CHANGE-FROM-OPS]                           12,535
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        1,556
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          1,114
[NUMBER-OF-SHARES-REDEEMED]                      9,224
[SHARES-REINVESTED]                                115
[NET-CHANGE-IN-ASSETS]                          52,211
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                      (1,418)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              537
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    876
[AVERAGE-NET-ASSETS]                           107,737
[PER-SHARE-NAV-BEGIN]                             9.67
[PER-SHARE-NII]                                    .60
[PER-SHARE-GAIN-APPREC]                            .53
[PER-SHARE-DIVIDEND]                               .59
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              10.21
[EXPENSE-RATIO]                                    .69
[AVG-DEBT-OUTSTANDING]                               0<F110>
[AVG-DEBT-PER-SHARE]                                 0

<F110>The expense ratio is actual.


[ARTICLE] 6
[SERIES]
   [NUMBER] 14
   [NAME] PORTICO TAX-EXEMPT INTERMEDIATE BOND FUND - RETAIL SERIES [MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                           34,023
[INVESTMENTS-AT-VALUE]                          34,621
[RECEIVABLES]                                      698
[ASSETS-OTHER]                                       8
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                  35,327
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                           21
[TOTAL-LIABILITIES]                                 21
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                        34,830
[SHARES-COMMON-STOCK]                              753
[SHARES-COMMON-PRIOR]                            2,675
[ACCUMULATED-NII-CURRENT]                           20
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                          (142)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                           598
[NET-ASSETS]                                    35,306
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                                1,501
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     169
[NET-INVESTMENT-INCOME]                          1,332
[REALIZED-GAINS-CURRENT]                             8
[APPREC-INCREASE-CURRENT]                        1,367
[NET-CHANGE-FROM-OPS]                            2,707
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                          466
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                            875
[NUMBER-OF-SHARES-REDEEMED]                      2,832
[SHARES-REINVESTED]                                 35
[NET-CHANGE-IN-ASSETS]                           9,139
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                        (150)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              151
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    319
[AVERAGE-NET-ASSETS]                            30,272
[PER-SHARE-NAV-BEGIN]                             9.78
[PER-SHARE-NII]                                    .42
[PER-SHARE-GAIN-APPREC]                            .45
[PER-SHARE-DIVIDEND]                               .42
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              10.23
[EXPENSE-RATIO]                                    .71
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F110>

<F110>The expense ratio is actual.


[ARTICLE] 6
[SERIES]
   [NUMBER] 15
   [NAME] PORTICO INTERNATIONAL EQUITY FUND - RETAIL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                           34,597
[INVESTMENTS-AT-VALUE]                          32,752
[RECEIVABLES]                                      343
[ASSETS-OTHER]                                     159
[OTHER-ITEMS-ASSETS]                                67
[TOTAL-ASSETS]                                  33,321
[PAYABLE-FOR-SECURITIES]                           266
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          235
[TOTAL-LIABILITIES]                                501
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                        33,840
[SHARES-COMMON-STOCK]                               85
[SHARES-COMMON-PRIOR]                            1,188
[ACCUMULATED-NII-CURRENT]                          156
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                            666
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                       (1,842)
[NET-ASSETS]                                    32,820
[DIVIDEND-INCOME]                                  538
[INTEREST-INCOME]                                   89
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     435
[NET-INVESTMENT-INCOME]                            192
[REALIZED-GAINS-CURRENT]                           661
[APPREC-INCREASE-CURRENT]                      (1,825)
[NET-CHANGE-FROM-OPS]                            (972)
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                           55
[DISTRIBUTIONS-OF-GAINS]                             8
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                            160
[NUMBER-OF-SHARES-REDEEMED]                      1,266
[SHARES-REINVESTED]                                  3
[NET-CHANGE-IN-ASSETS]                           9,064
[ACCUMULATED-NII-PRIOR]                             43
[ACCUMULATED-GAINS-PRIOR]                         (20)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              431
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    767
[AVERAGE-NET-ASSETS]                            28,810
[PER-SHARE-NAV-BEGIN]                            19.99
[PER-SHARE-NII]                                    .08
[PER-SHARE-GAIN-APPREC]                          (.87)
[PER-SHARE-DIVIDEND]                               .04
[PER-SHARE-DISTRIBUTIONS]                          .01
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              19.15
[EXPENSE-RATIO]                                   1.70
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F110>

<F110>The expense ratio is actual.


[ARTICLE] 6
[SERIES]
   [NUMBER] 16
   [NAME] PORTICO SHORT-TERM BOND MARKET FUND - INSTITUTIONAL SERIES [MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          140,017
[INVESTMENTS-AT-VALUE]                         140,828
[RECEIVABLES]                                    5,128
[ASSETS-OTHER]                                       4
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 145,960
[PAYABLE-FOR-SECURITIES]                         3,191
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                           80
[TOTAL-LIABILITIES]                              3,271
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       143,386
[SHARES-COMMON-STOCK]                            9,233
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                          119
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        (1,628)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                           811
[NET-ASSETS]                                   142,689
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                                8,616
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     729
[NET-INVESTMENT-INCOME]                          7,887
[REALIZED-GAINS-CURRENT]                         (329)
[APPREC-INCREASE-CURRENT]                        3,275
[NET-CHANGE-FROM-OPS]                           10,833
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        4,133
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                         10,267
[NUMBER-OF-SHARES-REDEEMED]                      1,336
[SHARES-REINVESTED]                                302
[NET-CHANGE-IN-ASSETS]                          20,321
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                      (1,361)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              767
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,261
[AVERAGE-NET-ASSETS]                           127,903
[PER-SHARE-NAV-BEGIN]                            10.03
[PER-SHARE-NII]                                    .63
[PER-SHARE-GAIN-APPREC]                            .24
[PER-SHARE-DIVIDEND]                               .62
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              10.28
[EXPENSE-RATIO]                                    .50
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F110>

<F110>The expense ratio is actual.


[ARTICLE] 6
[SERIES]
   [NUMBER] 17
   [NAME] PORTICO BOND IMMDEX - INSTITUTIONAL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          293,903
[INVESTMENTS-AT-VALUE]                         307,132
[RECEIVABLES]                                    5,190
[ASSETS-OTHER]                                       8
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 312,330
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          181
[TOTAL-LIABILITIES]                                181
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       299,707
[SHARES-COMMON-STOCK]                           10,433
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                          261
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        (1,049)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        13,229
[NET-ASSETS]                                   312,149
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                               19,286
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   1,261
[NET-INVESTMENT-INCOME]                         18,025
[REALIZED-GAINS-CURRENT]                         (890)
[APPREC-INCREASE-CURRENT]                       24,964
[NET-CHANGE-FROM-OPS]                           42,099
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                       14,132
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          11387
[NUMBER-OF-SHARES-REDEEMED]                      1,421
[SHARES-REINVESTED]                                467
[NET-CHANGE-IN-ASSETS]                          55,371
[ACCUMULATED-NII-PRIOR]                          1,494
[ACCUMULATED-GAINS-PRIOR]                         (67)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              832
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,436
[AVERAGE-NET-ASSETS]                           277,498
[PER-SHARE-NAV-BEGIN]                            25.67
[PER-SHARE-NII]                                   1.74
[PER-SHARE-GAIN-APPREC]                           2.29
[PER-SHARE-DIVIDEND]                              1.84
[PER-SHARE-DISTRIBUTIONS]                          .04
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              27.82
[EXPENSE-RATIO]                                    .44
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F110>

<F110>The expense ratio is actual.


[ARTICLE] 6
[SERIES]
   [NUMBER] 18
   [NAME] PORTICO GROWTH AND INCOME FUND - INSTITUTIONAL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          168,068
[INVESTMENTS-AT-VALUE]                         207,586
[RECEIVABLES]                                      465
[ASSETS-OTHER]                                       4
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 208,055
[PAYABLE-FOR-SECURITIES]                         2,697
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          182
[TOTAL-LIABILITIES]                              2,879
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       156,703
[SHARES-COMMON-STOCK]                            5,891
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                          175
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                          8,779
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        39,518
[NET-ASSETS]                                   205,176
[DIVIDEND-INCOME]                                3,924
[INTEREST-INCOME]                                  744
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   1,693
[NET-INVESTMENT-INCOME]                          2,975
[REALIZED-GAINS-CURRENT]                         8,861
[APPREC-INCREASE-CURRENT]                       28,643
[NET-CHANGE-FROM-OPS]                           40,479
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        1,711
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          6,786
[NUMBER-OF-SHARES-REDEEMED]                        956
[SHARES-REINVESTED]                                 61
[NET-CHANGE-IN-ASSETS]                          41,123
[ACCUMULATED-NII-PRIOR]                            165
[ACCUMULATED-GAINS-PRIOR]                        4,161
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            1,350
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,896
[AVERAGE-NET-ASSETS]                           180,154
[PER-SHARE-NAV-BEGIN]                            23.09
[PER-SHARE-NII]                                    .42
[PER-SHARE-GAIN-APPREC]                           5.14
[PER-SHARE-DIVIDEND]                               .42
[PER-SHARE-DISTRIBUTIONS]                          .60
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              27.63
[EXPENSE-RATIO]                                    .90
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F110>

<F110>The expense ratio is actual.


[ARTICLE] 6
[SERIES]
   [NUMBER] 19
   [NAME] PORTICO EQUITY INDEX FUND - INSTITUTIONAL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          110,846
[INVESTMENTS-AT-VALUE]                         156,546
[RECEIVABLES]                                      339
[ASSETS-OTHER]                                       8
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 156,893
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          124
[TOTAL-LIABILITIES]                                124
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       109,821
[SHARES-COMMON-STOCK]                            3,362
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                          245
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                            972
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        45,731
[NET-ASSETS]                                   156,769
[DIVIDEND-INCOME]                                3,200
[INTEREST-INCOME]                                  377
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     628
[NET-INVESTMENT-INCOME]                          2,949
[REALIZED-GAINS-CURRENT]                         1,377
[APPREC-INCREASE-CURRENT]                       26,047
[NET-CHANGE-FROM-OPS]                           30,373
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        1,941
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          3,773
[NUMBER-OF-SHARES-REDEEMED]                        458
[SHARES-REINVESTED]                                 47
[NET-CHANGE-IN-ASSETS]                          49,206
[ACCUMULATED-NII-PRIOR]                            149
[ACCUMULATED-GAINS-PRIOR]                        (200)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              320
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    726
[AVERAGE-NET-ASSETS]                           128,656
[PER-SHARE-NAV-BEGIN]                            33.41
[PER-SHARE-NII]                                    .76
[PER-SHARE-GAIN-APPREC]                           7.71
[PER-SHARE-DIVIDEND]                               .74
[PER-SHARE-DISTRIBUTIONS]                          .06
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              41.08
[EXPENSE-RATIO]                                   .460
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F110>

<F110>The expense ratio is actual.


[ARTICLE] 6
[SERIES]
   [NUMBER] 20
   [NAME] PORTICO SPECIAL GROWTH FUND - INSTITUTIONAL SERIES
[MULTIPLIER] 1,000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          393,397
[INVESTMENTS-AT-VALUE]                         510,669
[RECEIVABLES]                                   11,323
[ASSETS-OTHER]                                       4
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 521,996
[PAYABLE-FOR-SECURITIES]                            71
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          428
[TOTAL-LIABILITIES]                                499
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       347,915
[SHARES-COMMON-STOCK]                           10,470
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                         56,309
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                       117,272
[NET-ASSETS]                                   521,497
[DIVIDEND-INCOME]                                1,539
[INTEREST-INCOME]                                2,461
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   4,148
[NET-INVESTMENT-INCOME]                          (148)
[REALIZED-GAINS-CURRENT]                        57,101
[APPREC-INCREASE-CURRENT]                       49,078
[NET-CHANGE-FROM-OPS]                          106,031
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            0
[DISTRIBUTIONS-OF-GAINS]                            45
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                         11,941
[NUMBER-OF-SHARES-REDEEMED]                      1,472
[SHARES-REINVESTED]                                  1
[NET-CHANGE-IN-ASSETS]                         125,913
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                        1,922
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                            3,340
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  4,542
[AVERAGE-NET-ASSETS]                           445,793
[PER-SHARE-NAV-BEGIN]                            33.19
[PER-SHARE-NII]                                      0
[PER-SHARE-GAIN-APPREC]                           8.49
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                          .21
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              41.47
[EXPENSE-RATIO]                                   .900
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F110>

<F110>The expense ratio is actual.


[ARTICLE] 6
[SERIES]
   [NUMBER] 21
   [NAME] PORTICO BALANCED FUND - INSTITUTIONAL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          104,294
[INVESTMENTS-AT-VALUE]                         125,237
[RECEIVABLES]                                    1,505
[ASSETS-OTHER]                                      16
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 126,758
[PAYABLE-FOR-SECURITIES]                           277
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                           97
[TOTAL-LIABILITIES]                                374
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       102,869
[SHARES-COMMON-STOCK]                            4,036
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                          226
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                          2,346
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        20,943
[NET-ASSETS]                                   126,384
[DIVIDEND-INCOME]                                  411
[INTEREST-INCOME]                                2,897
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     864
[NET-INVESTMENT-INCOME]                          2,444
[REALIZED-GAINS-CURRENT]                         3,757
[APPREC-INCREASE-CURRENT]                       14,596
[NET-CHANGE-FROM-OPS]                           20,797
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        1,555
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          5,447
[NUMBER-OF-SHARES-REDEEMED]                      1,473
[SHARES-REINVESTED]                                 62
[NET-CHANGE-IN-ASSETS]                          31,727
[ACCUMULATED-NII-PRIOR]                            146
[ACCUMULATED-GAINS-PRIOR]                      (1,412)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              828
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,214
[AVERAGE-NET-ASSETS]                           110,668
[PER-SHARE-NAV-BEGIN]                            22.10
[PER-SHARE-NII]                                    .53
[PER-SHARE-GAIN-APPREC]                           3.78
[PER-SHARE-DIVIDEND]                               .51
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               25.9
[EXPENSE-RATIO]                                   .750
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F110>

<F110>The expense ratio is actual.


[ARTICLE] 6
[SERIES]
   [NUMBER] 22
   [NAME] PORTICO MIDCORE GROWTH FUND - INSTITUTIONAL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          109,839
[INVESTMENTS-AT-VALUE]                         144,662
[RECEIVABLES]                                      592
[ASSETS-OTHER]                                      10
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 145,264
[PAYABLE-FOR-SECURITIES]                           608
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          123
[TOTAL-LIABILITIES]                                731
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       114,780
[SHARES-COMMON-STOCK]                            5,250
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                          (1)
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        (5,070)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        34,823
[NET-ASSETS]                                   144,533
[DIVIDEND-INCOME]                                  916
[INTEREST-INCOME]                                  393
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                   1,164
[NET-INVESTMENT-INCOME]                            145
[REALIZED-GAINS-CURRENT]                         2,657
[APPREC-INCREASE-CURRENT]                       20,823
[NET-CHANGE-FROM-OPS]                           23,625
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                          122
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          6,039
[NUMBER-OF-SHARES-REDEEMED]                        794
[SHARES-REINVESTED]                                  5
[NET-CHANGE-IN-ASSETS]                          31,336
[ACCUMULATED-NII-PRIOR]                             50
[ACCUMULATED-GAINS-PRIOR]                      (7,727)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              956
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                  1,316
[AVERAGE-NET-ASSETS]                           127,611
[PER-SHARE-NAV-BEGIN]                            21.47
[PER-SHARE-NII]                                    .03
[PER-SHARE-GAIN-APPREC]                           4.16
[PER-SHARE-DIVIDEND]                               .05
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              25.61
[EXPENSE-RATIO]                                   .900
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F110>

<F110>The expense ratio is actual.


[ARTICLE] 6
[SERIES]
   [NUMBER] 23
   [NAME] PORTICO INTERMEDIATE BOND MARKET - INSTITUTIONAL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                          136,097
[INVESTMENTS-AT-VALUE]                         139,159
[RECEIVABLES]                                    2,657
[ASSETS-OTHER]                                       9
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                 141,825
[PAYABLE-FOR-SECURITIES]                         1,240
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                           68
[TOTAL-LIABILITIES]                              1,308
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       139,176
[SHARES-COMMON-STOCK]                           12,625
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                          112
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        (1,834)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                         3,062
[NET-ASSETS]                                   140,517
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                                7,277
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     557
[NET-INVESTMENT-INCOME]                          6,720
[REALIZED-GAINS-CURRENT]                         (417)
[APPREC-INCREASE-CURRENT]                        6,232
[NET-CHANGE-FROM-OPS]                           12,535
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                        5,060
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                         13,722
[NUMBER-OF-SHARES-REDEEMED]                      1,422
[SHARES-REINVESTED]                                325
[NET-CHANGE-IN-ASSETS]                          52,211
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                      (1,418)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              537
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    876
[AVERAGE-NET-ASSETS]                           107,737
[PER-SHARE-NAV-BEGIN]                             9.67
[PER-SHARE-NII]                                    .62
[PER-SHARE-GAIN-APPREC]                            .53
[PER-SHARE-DIVIDEND]                               .61
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              10.21
[EXPENSE-RATIO]                                   .500
[AVG-DEBT-OUTSTANDING]                               0<F110>
[AVG-DEBT-PER-SHARE]                                 0

<F110>The expense ratio is actual.


[ARTICLE] 6
[SERIES]
   [NUMBER] 24
   [NAME] PORTICO TAX-EXEMPT INTERMEDIATE BOND - INSTITUTIONAL SERIES [MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                           34,023
[INVESTMENTS-AT-VALUE]                          34,621
[RECEIVABLES]                                      698
[ASSETS-OTHER]                                       8
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                  35,327
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                           21
[TOTAL-LIABILITIES]                                 21
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                        34,830
[SHARES-COMMON-STOCK]                            2,696
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                           20
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                          (142)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                           598
[NET-ASSETS]                                    35,306
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                                1,501
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     169
[NET-INVESTMENT-INCOME]                          1,332
[REALIZED-GAINS-CURRENT]                             8
[APPREC-INCREASE-CURRENT]                        1,367
[NET-CHANGE-FROM-OPS]                            2,707
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                          853
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          3,017
[NUMBER-OF-SHARES-REDEEMED]                        354
[SHARES-REINVESTED]                                 33
[NET-CHANGE-IN-ASSETS]                           9,139
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                        (150)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              151
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    319
[AVERAGE-NET-ASSETS]                            30,272
[PER-SHARE-NAV-BEGIN]                             9.78
[PER-SHARE-NII]                                    .44
[PER-SHARE-GAIN-APPREC]                            .46
[PER-SHARE-DIVIDEND]                               .44
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              10.24
[EXPENSE-RATIO]                                   .500
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0<F110>

<F110>The expense ratio is actual.


[ARTICLE] 6
[SERIES]
   [NUMBER] 25
   [NAME] PORTICO INTERNATIONAL EQUITY - INSTITUTIONAL SERIES
[MULTIPLIER] 1000

[PERIOD-TYPE]                              YEAR
[FISCAL-YEAR-END]                          OCT-31-1995
[PERIOD-START]                             NOV-01-1994
[PERIOD-END]                               OCT-31-1995
[INVESTMENTS-AT-COST]                           34,597
[INVESTMENTS-AT-VALUE]                          32,752
[RECEIVABLES]                                      343
[ASSETS-OTHER]                                     159
[OTHER-ITEMS-ASSETS]                                67
[TOTAL-ASSETS]                                  33,321
[PAYABLE-FOR-SECURITIES]                           266
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          235
[TOTAL-LIABILITIES]                                501
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                        33,840
[SHARES-COMMON-STOCK]                            1,625
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                          156
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                            666
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                       (1,842)
[NET-ASSETS]                                    32,820
[DIVIDEND-INCOME]                                  538
[INTEREST-INCOME]                                   89
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     435
[NET-INVESTMENT-INCOME]                            192
[REALIZED-GAINS-CURRENT]                           661
[APPREC-INCREASE-CURRENT]                      (1,825)
[NET-CHANGE-FROM-OPS]                            (972)
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            0
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          1,691
[NUMBER-OF-SHARES-REDEEMED]                         66
[SHARES-REINVESTED]                                  0
[NET-CHANGE-IN-ASSETS]                           9,064
[ACCUMULATED-NII-PRIOR]                             43
[ACCUMULATED-GAINS-PRIOR]                         (20)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              431
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    767
[AVERAGE-NET-ASSETS]                            28,810
[PER-SHARE-NAV-BEGIN]                            19.99
[PER-SHARE-NII]                                    .12
[PER-SHARE-GAIN-APPREC]                          (.87)
[PER-SHARE-DIVIDEND]                               .04
[PER-SHARE-DISTRIBUTIONS]                          .01
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              19.19
[EXPENSE-RATIO]                                   1.50
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0




                                                                    Exhibit (18)

                              PORTICO FUNDS, INC.
                                (the "Company")

                              AMENDED AND RESTATED
                  PLAN PURSUANT TO RULE 18f-3 FOR OPERATION OF
                             A MULTI-SERIES SYSTEM
                             ---------------------


                                I. INTRODUCTION

     On February 23, 1995, the Securities and Exchange Commission (the "Commission") promulgated Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act") which permits the creation and operation of a multi-class distribution structure (or in the case of the Company, a multi-series distribution structure) without the need to obtain an exemptive order under
Section 18 of the 1940 Act. Rule 18f-3, which became effective on April 3, 1995, requires an investment company to file with the Commission a written plan specifying all of the differences among classes, including the various services offered to shareholders, different distribution arrangements for each class, methods for allocating expenses relating to those differences and any conversion features or exchange privileges. Currently, the Company operates a multi-series distribution structure pursuant to an exemptive order granted by the Commission on December 6, 1994. On March 17, 1995, the Board of Directors of the Company authorized the Company to operate its current multi-series distribution structure in compliance with Rule 18f-3. This Plan pursuant to Rule 18f-3 for
operation of a   multi-series system became effective on April 3, 1995, was hereby amended and restated on June 16, 1995 and is hereby amended and restated on September 15, 1995.

                            II. ATTRIBUTES OF SERIES

A.   Generally

     The Company shall initially offer two series -- Institutional and Series A ("Retail") shares. In general, shares of each series shall be identical except for different expense variables (which will result in different returns for each series), certain related rights and certain shareholder services. More particularly, the Institutional and Retail shares of an investment portfolio (a "Fund") of the Company shall represent interests in the same portfolio of investments of the particular Fund, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to a series pursuant to a Service Plan and Distribution and Service Plan (collectively, the "Plans"), and
(ii) any other incremental expenses subsequently identified that should be properly allocated to one series so long as any subsequent changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the independent directors; (b) the fact that the series shall vote separately with respect to a Fund's Plans and any matter submitted to shareholders relating to series expenses; (c) the different exchange privileges of the series of shares; (d) the designation of each series of shares of a Fund;
(e) the sales load applicable to Retail shares and (f) the different shareholder services relating to a series of shares.

B.   Distribution Arrangements, Expenses and Sales Charges

     Retail Shares- Non-Money Market Funds
     Retail shares of the Growth and Income Fund, Short-Term Bond Market Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Balanced Fund, MidCore Growth Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, International Equity Fund, MicroCap Fund and Balanced Income Fund (the "Non- Money Market Funds") shall be offered to the general public and shall be subject to a shareholder servicing and/or distribution fee payable pursuant to the Plans which shall not initially exceed 0.25% (on an annual basis) of the average daily net assets attributable to Retail shares of the Non-Money Market Funds. Retail shares of the Growth and Income Fund, Special Growth Fund, Equity Index Fund, Balanced Fund, MidCore Growth Fund, International Equity Fund, MicroCap Fund and Balanced Income Fund shall be further subject to a sales charge which shall not initially exceed 4.0% of the offering price of the Retail shares of those Funds. Retail shares of the Short-Term Bond Market Fund, Bond IMMDEX/TM Fund, Intermediate Bond Market Fund and Tax- Exempt Intermediate Bond Fund shall be further subject to a sales charge which shall not initially exceed 2.0% of the offering price of the Retail shares of those Funds.

     Shareholder services under the Plans may include: (i) processing dividend and distribution payments; (ii) providing information periodically to customers showing their positions in Retail shares; (iii) arranging for bank wires; (iv) responding to customer inquiries relating to the services performed by shareholder service organizations; (v) providing subaccounting with respect to Retail shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (vii) processing exchange and redemption requests from customers and placing net exchange and redemption orders with the Company's service contractors; and (viii) assisting customers in changing dividend options, account designations and addresses. In addition, distribution services may be provided under the Distribution and Service Plan such as assistance by broker/dealers in forwarding sales literature and advertising to customers.

     Retail Shares - Money Market Funds

     Retail shares of the Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Money Market Fund, Institutional Money Market Fund and U.S. Treasury Money Market Fund (the "Money Market Funds") shall be offered to institutional investors and the general public and, except for the Institutional Money Market Fund, shall be subject to a shareholder servicing and/or distribution fee payable pursuant to the Plans which shall not initially exceed 0.25% (on an annual basis) of the average daily net assets attributable to Retail shares of the Money Market Funds. Retail shares of the Money Market Funds shall not be subject to a sales charge.

     Institutional Shares - Non-Money Market Funds

     Institutional shares of the Non-Money Market Funds shall be offered to (i) all trust, agency or custodial accounts opened through trust companies or trust departments affiliated with Firstar Corporation, (ii) all employer-sponsored qualified retirement plans and (iii) all clients of Firstar Investment Research & Management Company. Institutional shares shall be offered without a sales charge and shall not be subject to a shareholder servicing and/or distribution fee payable pursuant to the Plans.

C.   Exchange Privileges

     Retail Shares (Except the Institutional Money Market Fund)

     Retail shareholders shall be generally permitted to exchange their shares in a Fund for Retail shares of other Funds of the Company without charge or commission by the Fund (except a wire redemption fee which may be waived). A sales charge shall be imposed on the exchange, in accordance with the regulations of the Securities and Exchange Commission, if the shares of the Fund being acquired have a sales charge and the shares being redeemed were purchased without a sales charge.

     Institutional Shares

     The Company shall not initially offer Institutional shares an exchange privilege.

 D.  Shareholder Services

     1.  Periodic Investment Plan

     Retail Shares

     Retail shares of the Funds shall initially offer a periodic investment plan whereby a shareholder may automatically make purchases of shares of a Fund on a regular, periodic basis.

     Institutional Shares

     The Company shall not initially offer Institutional shares a periodic investment plan.

     2.  Convertifund/R Transactions

     Retail Shares

       Retail shares shall initially permit shareholders to effect Convertifundt transactions whereby a Retail shareholder may invest proceeds, including dividend distributions, capital gain distributions and systematic withdrawals, from one account to another account of the Retail shares of the Company. Convertifund/R transactions may be used to invest funds from a regular account to another regular account, from a qualified plan to another qualified plan account or from a qualified plan account to a regular account. Institutional Shares

     The Company shall not initially offer Institutional shares the Convertifund/R transaction service.

     3.  Systematic Withdrawal Plan

     Retail Shares

     Retail shares shall initially offer a systematic withdrawal plan which allows a shareholder to designate a fixed sum to be distributed to the shareholder or as otherwise directed at regular intervals.

     Institutional Shares

     The Company shall not initially offer Institutional shares a systematic withdrawal plan.

E.   Methodology for Allocating Expenses Between Series

     In allocating expenses a determination shall be made as to which expenses are series level and which expenses are Fund level.

     Prior to determining the day's net asset value or dividends/distributions, the following expense items must be calculated as indicated:

     1.  Adviser's Fee

     The current day's accrual shall be calculated using the beginning of the day's total net assets of the Fund, and shall be allocated to each series based upon the relative "adjusted net assets" of each series or the relative "value of adjusted dividend shares" of each series as appropriate.
     2.  Distribution and Service and Shareholder Service Fees ("Service Fees")

     The current day's accrual shall be calculated using the beginning of the day's net assets attributable to Retail shares, based on the rates as stated in the Plans. Service fees shall not be charged to the Institutional shares.

     3.  Other Series Specific Expenses

     Daily accruals shall be made for each series based on budgeted expenses attributable to each such series.

     4.  Other Expenses

     Daily accruals shall be determined from expense budgets and will be allocated to each series based upon the relative "adjusted net assets" of each series or the relative "value of adjusted dividend shares" of each series, as



Exhibit (24)(A)


STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
OCTOBER 31, 1995

                          SHORT-TERM   INTERMEDIATE    TAX-EXEMPT        BOND
                          BOND MARKET   BOND MARKET   INTERMEDIATE    IMMDEX/TM
                             FUND          FUND         BOND FUND        FUND
                          -----------   -----------    ------------   ---------
ASSETS:
 Investments, at value
  (cost $140,017,
  $136,097, $34,023
  and $293,903,
  respectively)          $140,828        $139,159       $ 34,621      $307,132
 Interest receivable        2,149           2,650            687         5,127
 Capital shares sold           78               7             11            63
 Receivable for
  securities sold           2,901               -              -             -
 Organization costs,
  net of accumulated
  amortization                  -               5              4             -
 Other assets                   4               4              4             8
                        ---------       ---------      ---------     ---------


  Total Assets            145,960         141,825         35,327       312,330
                          -------         -------         ------       -------


LIABILITIES:
 Capital shares
  redeemed                      1               -              -            44
 Payable for
  securities
  purchased                 3,191           1,240              -             -
 Payable to affiliates         63              41              6           112
 Accrued expenses              16              27             15            25
                         --------        --------       --------      --------


  Total Liabilities         3,271           1,308             21           181
                         -------         --------       --------      --------


NET ASSETS               $142,689        $140,517       $ 35,306      $312,149
                         ========        ========       ========      ========

NET ASSETS CONSIST OF:
 Capital stock           $143,387        $139,177       $ 34,830      $299,708
 Undistributed net
  investment income           119             112             20           261
 Undistributed
  accumulated net
  realized (losses)       (1,628)         (1,834)          (142)       (1,049)
 Unrealized net
  appreciation on
  investments                 811           3,062            598        13,229
                         --------        --------       --------      --------


  Total Net Assets       $142,689        $140,517       $ 35,306      $312,149
                         ========        ========       ========      ========
SERIES A:
 Net assets              $ 47,730        $ 11,576       $  7,711      $ 21,875
 Shares authorized
  ($.0001 par value)      500,000         500,000        500,000       500,000
 Shares issued and
  outstanding               4,641           1,133            753           786
 Net asset value and
  redemption price
  per share<F111>         $ 10.28         $ 10.21        $ 10.23       $ 27.82
                          =======         =======        =======       =======
 Maximum offering
  price per share<F111>   $ 10.49         $ 10.42        $ 10.44       $ 28.39
                          =======         =======        =======       =======

SERIES INSTITUTIONAL:
 Net assets              $ 94,959        $128,941       $ 27,595      $290,274
 Shares authorized
  ($.0001 par value)      500,000         500,000        500,000       500,000
 Shares issued and
  outstanding               9,233          12,625          2,696        10,433
 Net asset value,
  redemption price
  and offering
  price per share<F111>   $ 10.28         $ 10.21        $ 10.24       $ 27.82
                          =======         =======        =======       =======

<F111>Amounts may not recalculate due to rounding.

                     See notes to the financial statements.


 STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
YEAR ENDED OCTOBER 31, 1995

                         SHORT-TERM    INTERMEDIATE     TAX-EXEMPT       BOND
                        BOND MARKET     BOND MARKET    INTERMEDIATE   IMMDEX/TM
                            FUND           FUND         BOND FUND        FUND
                        -----------    ------------    -----------     --------

INVESTMENT INCOME:
 Interest income          $ 8,616         $ 7,277       $  1,501       $19,286
                          -------         -------       --------       -------


EXPENSES:
 Investment
  advisory fees               767             537            151           832
 Administration fees          155             130             37           326
 Shareowner servicing
  and accounting costs        140              90             61           110
 Service organization
  fees - Series A              89              19             14            34
 Custody fees                  34              28              7            65
 Federal and state
  registration fees            12              21              8             7
 Professional fees             22              28             26            29
 Reports to
  shareowners                  30              12              8            22
 Amortization of
  organization costs            3               3              2             2
 Directors' fees and
  expenses                      4               4              4             4
 Other                          5               4              1             5
                           ------         -------         ------        ------


 Total expenses
 before waiver              1,261             876            319         1,436
  Less: Waiver of expenses  (532)           (319)          (150)         (175)
                           ------         -------         ------        ------


  Net Expenses                729             557            169         1,261
                           ------         -------         ------        ------
NET INVESTMENT INCOME       7,887           6,720          1,332        18,025
                           ------         -------         ------        ------


REALIZED AND
 UNREALIZED GAIN (LOSS):
 Net realized gain
  (loss) on investment
  transactions              (329)           (417)              8         (890)
 Change in unrealized
  appreciation
  (depreciation)
  on investments            3,275           6,232          1,367        24,964
                           ------         -------         ------        ------


  Net gain on
  investments               2,946           5,815          1,375        24,074
                           ------         -------         ------        ------


NET INCREASE IN NET
ASSETS RESULTING
  FROM OPERATIONS         $10,833         $12,535         $2,707       $42,099
                          =======         =======         ======       =======

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
                                         SHORT-TERM              INTERMEDIATE             TAX-EXEMPT                BOND
                                        BOND MARKET              BOND MARKET          INTERMEDIATE BOND           IMMDEX/TM
                                            FUND                     FUND                    FUND                   FUND
                                   ---------------------    ---------------------    -------------------    --------------------
                                   Year ended October 31,   Year ended October 31,  Year ended October 31, Year ended October 31,
                                       1995        1994        1995      1994         1995       1994        1995         1994
                                       ----        ----        ----      ----         ----       ----        ----         ----


OPERATIONS:
  Net investment income              $  7,887  $   7,093    $  6,720    $  3,836     $ 1,332    $  1,122   $ 18,025      $ 15,688
  Net realized gain
    (loss) on investments               (329)    (1,338)       (417)     (1,418)           8       (150)      (890)          (67)
  Change in unrealized
    appreciation
    (depreciation) on
    investments                         3,275    (4,019)       6,232     (3,723)       1,367     (1,174)     24,964      (26,057)
                                     --------   --------    --------    --------     -------    --------   --------     ---------

  Net increase (decrease)
    in net assets
    resulting from operations          10,833      1,736      12,535     (1,305)       2,707       (202)     42,099      (10,436)
                                     --------   --------    --------    -------      -------    -------    --------     ---------


CAPITAL SHARE TRANSACTIONS:
  Shares sold                          47,914     37,720      61,490      45,014      16,278      13,858     72,259        50,075
  Shares issued to owners in
    reinvestment of dividends           6,375      6,571       4,371       2,882         676         681     17,191        18,402
                                     --------   --------    --------    --------     -------     -------   --------     ---------

                                       54,289     44,291      65,861      47,896      16,954      14,539     89,450        68,477
  Shares redeemed                    (37,051)   (57,510)    (19,569)    (10,681)     (9,203)    (10,909)   (56,782)      (41,787)
                                     --------   --------    --------    --------     -------    --------   --------     ---------

  Net increase (decrease)              17,238   (13,219)      46,292      37,215       7,751       3,630     32,668        26,690
                                     --------   -------     --------    --------     -------    --------   --------     ---------


DISTRIBUTIONS TO SHAREOWNERS<F112>:
  From net investment income          (1,426)    (7,093)     (1,081)     (3,837)       (228)     (1,122)    (3,950)      (15,515)
  From net realized gains                   -    (1,574)           -       (561)           -         (5)      (404)       (4,447)
                                     --------   --------    --------    --------     -------     -------   -------      ---------

                                      (1,426)    (8,667)     (1,081)     (4,398)       (228)     (1,127)    (4,354)      (19,962)
                                     --------   -------     --------    --------     -------     -------   --------     ---------


DISTRIBUTIONS TO SERIES A
SHAREOWNERS<F112>:
  From net investment income          (2,191)          -       (475)           -       (238)           -      (910)             -
                                     --------   --------    --------     -------     -------     --------- --------      --------


DISTRIBUTIONS TO SERIES
INSTITUTIONAL SHAREOWNERS<F112>:
  From net investment income          (4,133)          -     (5,060)           -       (853)           -   (14,132)             -
                                     --------   --------    --------     -------     -------     -------   --------      --------


TOTAL INCREASE (DECREASE)
IN NET ASSETS                          20,321   (20,150)      52,211      31,512       9,139       2,301     55,371       (3,708)

NET ASSETS:
  Beginning of period                 122,368    142,518      88,306      56,794      26,167      23,866    256,778       260,486
                                     --------    -------     -------     -------     -------     -------   --------      --------


  End of period (including
    undistributed net
    investment income of $119,
    $0, $112, $0, $20, $0, $261
    and $1,494, respectively)        $142,689   $122,368    $140,517     $88,306     $35,306     $26,167   $312,149      $256,778
                                     ========   ========    ========     =======     =======     =======   ========      ========

<F112>On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares.
Distributions to shareowners from net investment income and net realized gains reflect activity for the Funds for the period
November 1, 1994, through January 9, 1995, and for each Fund's respective class of Shares for the period from January 10, 1995, through October 31, 1995.

                                               See notes to the financial statements.




FINANCIAL HIGHLIGHTS, PART 1
                                                                     SHORT-TERM BOND MARKET FUND
                                   -----------------------------------------------------------------------------------------------
                                             Year ended
                                             October 31,                                                        Dec. 29, 1989<F113>
                                              1995<F115>                         Year ended October 31,                  through
                                   ------------------------------     ------------------------------------------        Oct. 31,
Per Share Data:                     Series A  Series Institutional     1994       1993       1992<F114>      1991          1990
                                    --------  --------------------     ----       ----       ---------      ----          ----

Net asset value,
  beginning of period               $10.03          $10.03           $10.56      $10.60        $10.33      $ 9.79        $10.00

Income from investment operations:
  Net investment income<F116>         0.61            0.63             0.56        0.58          0.64        0.73          0.66
  Net realized and unrealized
    gains (losses) on securities      0.24            0.24           (0.41)        0.10          0.29        0.54        (0.21)
                                      ----            ----           ------        ----          ----        ----        ------

  Total from investment
    operations                        0.85            0.87             0.15        0.68          0.93        1.27          0.45
                                      ----            ----             ----        ----          ----        ----          ----


Less distributions:
  Dividends from net
    investment income               (0.60)          (0.62)           (0.56)      (0.58)        (0.64)      (0.73)        (0.66)
  Distributions from capital gains       -               -           (0.12)      (0.14)        (0.02)           -             -
                                    ------          ------           ------      ------        ------      ------        ------

  Total distributions               (0.60)          (0.62)           (0.68)      (0.72)        (0.66)      (0.73)        (0.66)
                                    ------          ------           ------      ------        ------      ------        ------


Net asset value, end of period      $10.28          $10.28           $10.03      $10.56        $10.60      $10.33         $9.79
                                    ======          ======           ======      ======        ======      ======         =====

Total return<F117><F118>             8.74%           8.95%            1.46%       6.70%         9.28%      13.39%         4.64%

Supplemental data and ratios:
  Net assets, in thousands,
    end of period                  $47,730         $94,959         $122,368    $142,518      $129,409     $63,183       $22,731
  Ratio of net expenses
    to average net assets<F119>      0.69%           0.50%            0.50%       0.52%         0.60%       0.60%         0.60%
  Ratio of net investment income
    to average net assets<F119>      6.04%           6.23%            5.43%       5.53%         6.00%       7.13%         7.93%

  Portfolio turnover rate <F120>   100.58%         100.58%           76.13%      87.62%        82.20%      66.80%        57.40%



FINANCIAL HIGHLIGHTS, PART 2

                                    INTERMEDIATE BOND MARKET FUND                    TAX-EXEMPT INTERMEDIATE BOND FUND
                           ----------------------------------------------    -------------------------------------------------
                                 Year ended                                          Year ended                         Feb. 8,
                            October 31, 1995<F115>    Year  Jan. 5, 1993<F113>  October 31, 1995<F115>      Year      1993<F113>
                           -----------------------   ended      through       -------------------------     ended       through
Per Share Data:             Series      Series      Oct. 31,    Oct. 31,      Series         Series       Oct. 31,     Oct. 31,
                               A     Institutional    1994        1993           A       Institutional      1994         1993
                            ------     -------------  ----        ----        ------     -------------      ----         ----

Net asset value,
  beginning of period        $9.67       $9.67       $10.45      $10.00        $9.78         $9.78         $10.26       $10.00


Income from investment
operations:
  Net investment income<F116>0.60        0.62         0.51        0.40         0.42           0.44          0.41         0.27
  Net realized and
    unrealized
    gains (losses) on
    securities               0.53        0.53        (0.69)       0.45         0.45           0.46         (0.48)        0.26
                             ----        ----        ------       ----         ----           ----         ------        ----

  Total from investment
    operations               1.13        1.15        (0.18)       0.85         0.87           0.90         (0.07)        0.53
                             ----        ----        ------       ----         ----           ----         ------        ----



Less distributions:
  Dividends from net
    investment income       (0.59)      (0.61)       (0.51)      (0.40)       (0.42)         (0.44)        (0.41)       (0.27)
  Distributions from
    capital gains              -           -         (0.09)        -             -             -              -            -
                            -----       ------       ------      ------       ------         ------        ------       ------

  Total distributions       (0.59)      (0.61)       (0.60)      (0.40)       (0.42)         (0.44)        (0.41)       (0.27)
                            ------      ------       ------      ------       ------         ------        ------       ------


Net asset value, end
  of period                 $10.21      $10.21       $9.67       $10.45       $10.23         $10.24         $9.78       $10.26
                             =====       =====       =====        =====        =====          =====          =====        =====

Total return<F117><F118>    12.04%      12.25%      (1.73)%      8.58%         9.07%         9.38%         (0.73)%       5.36%

Supplemental data and
ratios:
  Net assets, in thousands,
    end of period           $11,576    $128,941     $88,306     $56,794       $7,711        $27,595        $26,167      $23,866
  Ratio of net expenses
    to average net
    assets<F119>              0.69%       0.50%       0.50%       0.50%         0.71%         0.51%          0.60%        0.59%
  Ratio of net investment
    income to average net
    assets<F119>              6.07%       6.26%       5.19%       4.65%         4.25%         4.45%          4.04%        3.75%

  Portfolio turnover
    rate<F120>               66.69%      66.69%       56.25%      82.37%       44.13%         44.13%        58.54%        3.23%

<F113>Commencement of operations.
<F114>Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F115>On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective
January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period
November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.
<F116>For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F117>Not annualized for the period ended October 31, 1990, for the Short-Term Bond Market and Bond IMMDEX/TM Funds and for the
period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F118>The total return calculation does not reflect the 2% front end sales charge for Series A.
<F119>Annualized for the period ended October 31, 1990, for the Short-Term Bond Market and Bond IMMDEX/TM Funds and for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.
<F120>Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                               See notes to the financial statements.



SHORT-TERM BOND MARKET FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

   Principal
    Amount                                            Market Value
(in thousands)                                       (in thousands)
--------------                                       --------------


       LONG-TERM INVESTMENTS 98.2%
       ASSET-BACKED SECURITIES 27.1%
       AUTO LOAN RECEIVABLES 3.6%
$4,328 Capital Auto Receivables Asset Trust Series
        1993-3, Asset Backed Certificates,
        4.60%, 10/15/98                                   $ 4,237
   779 USAA Auto Loan Grantor Trust, Series
        1994-1, Class A, 5.00%, 11/15/99                      773
    87 ML Asset Backed Corporation, Series 1992-1,
        Class A2, 5.50%, 5/15/98                               87
                                                            -----
                                                            5,097
                                                            -----


       CREDIT CARD RECEIVABLES 23.5%
       Banc One Credit Card Master Trust:
 2,000  Series 1994-A, Class A, 7.15%, 11/15/96             2,028
 2,500  Series 1994-B, Class A, 7.55%, 11/15/97             2,578
 4,750 Capital One Master Trust, Series
        1994-4, Class A, 6.80%, 8/15/97                     4,828
 5,050 Chase Manhattan Credit Card Master Trust
        Series 1992-1, Asset Backed Certificates,
        7.40%, 5/15/00                                      5,144
 2,570 Discover Card Master Trust, Series 1992-B,
        Class A, 6.80%, 6/15/98                             2,611
 3,350 Discover Card Master Trust I, Series 1993-2,
        Class A, 5.40%, 5/15/99                             3,296
       MBNA Master Credit Card Trust:
 1,000  Series 1992-1, Class A, 7.25%, 12/15/97             1,020
 3,650  Series 1992-2, Class A, 6.20%, 2/15/98              3,664
 5,120 Sears Credit Account Master Trust, Series
        1994-2, Class A, 7.25%, 2/15/98                     5,245
 3,000 Standard Credit Card Trust, Series 1990-3,
        Class A, Credit Card Participation
        Certificates, 9.50%, 5/10/97                        3,146
                                                           ------
                                                           33,560
                                                           ------


       CORPORATE BONDS 35.8%
 4,169 Atlantic Richfield Notes, 10.25%, 7/02/00            4,464
 5,000 Bear Stearns Floating Rate Medium Term Notes,
        6.125% (30 day LIBOR +0.25%), 4/08/97               5,013
   875 Bear Stearns Company Senior Notes,
        9.125%, 4/15/98                                       933
 1,090 Beneficial Corporation Medium Term Notes,
        9.80%, 5/12/97                                      1,149
 1,000 BP America, Inc. Debentures,
        8.875%, 12/01/97                                    1,059
 2,000 BP America Inc. Guaranteed Debentures,
        10.00%, 7/01/18                                     2,279
 2,000 Chrysler Corporation Debentures,
        10.95%, 8/01/17                                     2,238
 2,498 Chrysler Financial Corporation Debentures,
        10.40%, 8/01/99                                     2,676
 1,000 Deseret Gn & Trans Cooperative,
        10.11%, 12/15/17                                    1,111
       Ford Capital B. V. Notes:
 1,524  9.375%, 1/01/98                                     1,626
 2,040  9.00%, 8/15/98                                      2,191
   500 Ford Motor Credit Co. Debentures,
        8.875%, 6/15/99                                       542
 3,600 General Motors Acceptance Corporation
        Notes, 7.75%, 1/15/99                               3,756
 2,625 GTE Corporation Debentures,
        10.75%, 9/15/17                                     2,946
   600 Heller Financial, Inc. Notes, 7.75%, 5/15/97           615
   900 International Lease Finance Corporation
        Medium Term Notes, 6.375%, 11/01/96                   902
       Lehman Brothers Holdings, Inc. Debentures:
   900  10.75%, 4/29/96                                       920
   400  Zero Coupon, 5/16/96                                  387
   750  8.375%, 4/01/97                                       771
 3,000  8.875%, 11/01/98                                    3,195
       MONY Funding, Inc. Debentures:
 4,245  8.25%, 10/29/96                                     4,311
   700  8.125%, 4/07/97                                       713
 2,000 NationsBank Corporation Notes,
        6.625%, 1/15/98                                     2,023
 1,000 Paine Webber Group, Inc. Medium Term
        Notes, 5.45%, 1/28/98                                 976
 3,000 Smith Barney Holdings Inc. Notes,
        5.625%, 11/15/98                                    2,953
 1,123 Tennessee Gas Pipeline Co. Debentures,
        9.25%, 5/15/96                                      1,142
   200 Transamerica Financial Group, Inc.
        Subordinated Notes, 8.125%, 10/15/96                  204
                                                           ------
                                                           51,095
                                                           ------


       MORTGAGE-BACKED SECURITIES 9.9%
 1,082 Citicorp Real Estate Mortgage Investment
        Conduit, 8.75%, 5/25/21                             1,104
   841 GE Home Equity Loan Asset Backed Certificates,
        Series 1991-1, Class A, 7.20%, 8/30/11                852
   841 Household Finance Corporation, Home Equity
        Loan Asset Backed Certificates, Series
        1991-2, Class A3, 7.25%, 8/19/06                      856
    65 MDC Asset Investors Trust,
        6.75%, 7/20/13                                         65
 1,251 Morgan Stanley Mortgage Trust, Series 40,
        Class 6, 7.00%, 1/20/97                             1,253
       Resolution Trust Corporation:
   166  Series 1992-MH1, Class A1, 7.00%, 4/15/97             166
 2,249  Series 1992-MH2, Class A1, 7.00%, 2/15/19           2,254
 2,500 Security Pacific Acceptance Corporation,
        Series 1992-2, Class A3, 7.50%, 6/15/12             2,599
       Security Pacific Home Equity Loan:
 1,350  Series 1991-1, Class B, 8.85%, 5/15/98              1,421
 3,482  Series 1991-2, Class B, 8.15%, 6/15/20              3,539
                                                           ------
                                                           14,109
                                                           ------
       OTHER 4.0%
       Florida Housing Finance Agency:
   450  Antigua Club-A-2, 8.625%, 8/01/01                     486
   425  Brittany Apartments-C-2, 8.625%, 8/01/02              461
   550  Maitland Club-B-2, 8.625%, 8/01/01                    594
 1,250 Hydro-Quebec Canada Debentures,
        13.375%, 2/15/13                                    1,487
 2,250 Ontario Province Debentures,
        17.00%, 11/05/11                                    2,625
                                                          -------
                                                            5,653
                                                          -------
       U.S. GOVERNMENT AGENCY AND
        AGENCY-BACKED ISSUES 11.0%
       Federal Home Loan Mortgage Corporation
        Participation Certificates:
   132  7.00%, 12/01/01                                       131
   201  7.75%, 7/01/09                                        205
   443 Federal Home Loan Mortgage Corporation
        Pass-Thru Certificates,Series 1269,
        Class E, 7.00%, 5/15/97                               443
       Federal National Mortgage Association
        Guaranteed Real Estate Mortgage
        InvestmentConduits Pass-Thru Certificates:
 4,640  Series G92-54, Class VB, 7.50%, 12/25/99            4,767
 2,999  Series X-19A, Class A, 6.50%, 10/25/00              3,010
       Federal National Mortgage Association
        Real Estate Mortgage Investment Conduits:
 1,000  Series 1992-100, Class H, 7.50%, 9/25/00              999
 1,751  Series 1993-155, Class PE, 5.85%, 7/25/98           1,743
 1,337 Federal National Mortgage Association
        Stripped Mortgage-Backed Securities, Series
        1989-75, Class C, Principal Only, 12/25/96          1,268
 3,100 Government Trust Certificates, Series 2D
        9.25%, 11/15/96                                     3,145
                                                           ------
                                                           15,711
                                                           ------

       U.S. TREASURY OBLIGATIONS 10.4%
       U.S. Treasury Notes:
 5,975  5.625%, 1/31/98                                     5,969
 6,550  9.25%, 8/15/98                                      7,139
 1,000  8.875%, 2/15/99                                     1,093
   600  6.75%, 5/31/99                                        619
                                                          -------
                                                           14,820
                                                          -------
       Total Long-Term Investments
        (Cost $139,234)                                   140,045
                                                          -------

    Number
   of Shares
(in thousands)
-------------
       SHORT-TERM INVESTMENTS 0.5%
       INVESTMENT COMPANIES 0.5%
    10 Financial Square Prime Obligation Fund                  10
   773 Short-Term Investments Co.
        Liquid Assets Portfolio                               773
                                                          -------


       Total Short-Term Investments (Cost $783)               783
                                                          -------


       Total Investments 98.7% (Cost $140,017)            140,828
                                                          -------


       Other Assets, less Liabilities 1.3%                  1,861
                                                          -------


       NET ASSETS 100.0%                                 $142,689
                                                          =======

                     See notes to the financial statements.


INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

 Principal
   Amount                                             Market Value
(in thousands)                                       (in thousands)
--------------                                       --------------
       LONG-TERM INVESTMENTS 97.5%
       ASSET-BACKED SECURITIES 19.1%
       CREDIT CARD RECEIVABLES 19.1%
$2,000 American Express Master Trust Credit Cards,
        Series 1994-2, Class A, 7.60%, 8/15/02            $ 2,121
 1,610 Banc One Credit Card Master Trust 1994-C,
        Class A, 7.80%, 12/15/00                            1,686
       Discover Card Master Trust I:
 3,600  Series 1993-A, Class A, 6.20%, 5/16/06              3,619
 1,000  Series 1993-2, Class A, 5.40%, 5/15/99                984
   500  Series 1993-3, Class A, 6.25%, 8/16/00                493
 3,475 First Chicago Master Trust II, Series 1994-L,
        Class A, 7.15%, 2/15/00                             3,588
 1,000 HFC Private Label Credit Card Trust II,
        Series 1994-2, Class A, 7.80%, 9/20/03              1,047
 2,700 MBNA Master Credit Card Trust, Series
        1993-3, Class A, Asset Backed Certificates,
        5.40%, 3/15/99                                      2,654
 5,700 Sears Credit Account Master Trust II,
        Series 1994-1, Class A, 7.00%, 8/15/00              5,878
 4,800 Standard Credit Card Trust I, Series 1993-3,
        Credit Card Participation Certificates,
        Class A, 5.50%, 1/07/99                             4,723
                                                          -------
                                                           26,793
                                                          -------

       CORPORATE BONDS 28.1%
 1,500 BankAmerica Subordinated Notes,
        10.00%, 2/01/03                                     1,792
 1,000 Bankers Trust - NY, Subordinated Debentures,
        9.50%, 6/14/00                                      1,117
   700 Bank Nova Scotia Subordinated Debentures,
        9.00%, 10/01/99                                       766
 1,000 Chase Manhattan Corporation Medium
        Term Notes, 8.65%, 2/13/99                          1,070
   906 Chase Manhattan Corporation Subordinated
        Notes, 10.00%, 6/15/99                              1,012
       Chemical Banking Corporation Subordinated Notes:
 1,000  10.375%, 3/15/99                                    1,123
   925  9.75%, 6/15/99                                      1,029
       Chrysler Financial Corporation Debentures:
 1,596  10.40%, 8/01/99                                     1,710
   750  13.25%, 10/15/99                                      922
   700  12.75%, 11/01/99                                      849
 2,390 Ford Motor Credit Co. Notes,
        5.625%, 12/15/98                                    2,359
   640 Ford Capital B.V. Notes, 9.00%, 8/15/98                687
 1,050 General Motors Acceptance Corporation
        Notes, 8.00%, 10/01/99                              1,110
 1,000 General Motors Corporation Debentures,
        9.625%, 12/01/00                                    1,137
 2,450 Goldman Sachs Group, L.P. Notes,
        6.875%, 9/15/99, (Acquired 10/15/93,
        5/13/94; Cost $2,446)<F121>                         2,475
 1,300 Heller Financial, Inc. Notes, 9.375%, 3/15/98        1,391
 1,290 Household Finance Co. Senior Subordinated
        Notes, 9.55%, 4/01/00                               1,444
       International Lease Finance Corporation
        Medium Term Notes:
 2,000  5.92%, 1/15/98                                      1,995
   500  8.25%, 10/19/98                                       528
       Lehman Brothers Holdings, Inc. Notes:
 1,500  8.375%, 2/15/99                                     1,582
 2,000  6.90%, 7/15/99                                      2,015
 1,005 Lehman Brothers, Inc. Senior Subordinated
        Notes, 10.00%, 5/15/99                              1,112
   700 Midland American Capital Corporation
        Debentures, 12.75%, 11/15/03                          821
       MONY Funding, Inc. Debentures:
 2,130  8.25%, 10/29/96                                     2,163
 1,325  8.125%, 4/07/97                                     1,349
 1,400 Paine Webber Group, Inc. Senior Notes,
        6.25%, 6/15/98                                      1,388
   750 Salomon, Inc. Medium Term Notes,
        5.50%, 1/31/98                                        728
   650 The Charles Schwab Corporation Medium
        Term Notes, 6.06%, 10/02/00                           636
 1,731 Security Pacific Corporation Debentures,
        9.75%, 5/15/99                                      1,907
 1,250 Smith Barney Holdings, Inc. Notes,
        5.50%, 1/15/99                                      1,222
                                                           ------
                                                           39,439
                                                           ------
       OTHER 3.9%
 1,000 Nova Scotia (Province of Canada)
        Debentures, 11.50%, 5/15/13                         1,158
   400 Ontario Province Debentures,
        11.75%, 4/25/13                                       466
       St. Louis, Missouri Taxable
        Airport Revenue Bonds:
 1,800  Series 1993, Lambert-St. Louis
        International Airport, 5.30%, 7/01/98               1,764
 1,000  Series 1993A, Lambert-St. Louis
        International Airport, 5.50%, 7/01/98                 984
 1,110 Security Pacific Home Equity Loan, Series
        1991-2, Class B, 8.15%, 6/15/20                     1,128
                                                           ------
                                                            5,500
                                                           ------
       U.S. GOVERNMENT AGENCY AND
        AGENCY-BACKED ISSUES 6.1%
       Federal Home Loan Mortgage Corporation
        Real Estate Mortgage Investment Conduit
        Pass-Thru Certificates:
   500  Series 1339, Class B, 8.00%, 6/15/99                  517
 1,000  Series 1289, Class PR, 7.50%, 2/15/03               1,036
 1,366  Series 1456, Class LA, 7.50%, 5/15/03               1,396
 1,000 Federal Home Loan Mortgage Corporation - Government
        National Mortgage Association
        Real Estate Mortgage Investment Conduits,
        Series 8, Class VB, 7.00%, 4/25/03                  1,023
 1,200 Federal National Mortgage Association,
        Medium Term Bonds, 8.25%, 5/16/05                   1,232
       Federal National Mortgage Association
        Real Estate Mortgage Investment Conduit
        Pass-Thru Certificates:
   800  Series 1993-23, Class PU, 7.50%, 1/25/00              824
   500  Series 1992-73, Class L, 7.50%, 1/25/01               515
 2,000 U.S. Department of Veterans Affairs Guaranteed
        REMIC Pass-Thru Certificates, Vendee Mortgage
        Trust, 1993-1, Class G, 7.00%, 2/15/00              2,051
                                                           ------
                                                            8,594
                                                           ------
       U.S. TREASURY OBLIGATIONS 40.3%
       U.S. Treasury Bonds:
 2,500  10.75%, 2/15/03                                     3,198
 6,950  11.875%, 11/15/03                                   9,513
 5,400  10.75%, 8/15/05                                     7,234
       U.S. Treasury Notes:
 6,750  5.625%, 1/31/98                                     6,744
29,050  6.75%, 5/31/99                                     29,967
                                                           ------
                                                           56,656
                                                           ------
       Total Long-Term Investments
        (Cost $133,920)                                   136,982
                                                          -------
     Number
   of Shares
(in thousands)
--------------
       SHORT-TERM INVESTMENTS 1.5%
       INVESTMENT COMPANIES 1.5%
    10 Financial Square Prime Obligation Fund                  10
 2,167 Short-Term Investments Co.
        Liquid Assets Portfolio                             2,167
                                                          -------
       Total Short-Term Investments
        (Cost $2,177)                                       2,177
                                                          -------
       Total Investments 99.0%
        (Cost $136,097)                                   139,159
                                                          -------

       Other Assets, less Liabilities 1.0%                  1,358
                                                          -------


       TOTAL NET ASSETS 100.0%                           $140,517
                                                          =======

<F121> Unregistered Security

                     See notes to the financial statements.



TAX-EXEMPT INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

   Principal                                             Market
    Amount                                               Value
(in thousands)                                       (in thousands)
--------------                                       --------------
       GENERAL OBLIGATION 3.8%
$  150 Racine, Wisconsin Unified School District,
        4.80%, 4/01/01                                   $    151
       Washington State:
   100  6.75%, 10/01/01                                       108
 1,000  6.30%, 9/01/02                                      1,089
                                                          -------


       Total General Obligation
        (Cost $1,353)                                       1,348
                                                          -------

       REVENUE BONDS 7.6%
       HOUSING 6.1%
 1,000 Saint Charles, Illinois, Industrial
        Development - Covington Ct Project,
        Mandatory Put 9/01/98, 5.50%, 12/01/09              1,034
 1,105 South Dakota Housing Development Authority -
        Home Ownership Mortgages, 4.85%, 5/01/01            1,105
                                                          -------
                                                            2,139
                                                          -------
       OTHER 0.6%
   200 Georgia State Municipal Electric Authority,
        4.50%, 1/01/00                                        200
                                                          -------

       UNIVERSITY 0.9%
   310 New England Education Student Loan
        Marketing Corporation, 5.80%, 3/01/02                 325
                                                          -------
       Total Revenue Bonds
        (Cost $2,632)                                       2,664
                                                          -------
       PREREFUNDED AND ESCROWED
        TO MATURITY 72.4%
 1,300 Alaska State Housing Finance Corporation,
        6.375%, 12/01/12, Prerefunded 12/01/02              1,433
   550 Birmingham, Alabama Waterworks and
        Sewer, 7.20%, 1/01/19, Prerefunded 1/01/00            616
   610 Central Lake County, Illinois Joint Action,
        7.00%, 5/01/19, Prerefunded 5/01/00                   683
   590 Clark County, Nevada School District,
        7.625%, 5/01/07, Prerefunded 5/01/00                  676
   500 Clark County, Nevada School District,
        7.65%, 5/01/10, Prerefunded 5/01/00                   573
 1,000 Convention Center Authority - Rhode
        Island Revenue, 6.65%, 5/15/12,
        Prerefunded 5/15/01                                 1,118
 1,045 Denver, Colorado City and County School
        District No. 1, 6.75%, 12/01/12,
        Prerefunded 12/01/02                                1,184
 1,000 District of Columbia, 8.00%, 6/01/08,
        Prerefunded 6/01/98                                 1,110
   475 Farmington, New Mexico, Power Revenue
        Bonds, 9.875%, 1/01/13, Prerefunded 7/01/05           650
   800 Gadsden East Alabama Medical Clinic -
        Baptist Hospital of Gadsden, 7.80%,
        11/01/21, Prerefunded 11/01/01                        948
 1,000 Georgia Municipal Electric Authority Power
        Revenue, 8.125%, 1/01/17, Crossover
        Refunded 1/01/98                                    1,093
   570 Illinois Education Facilities Authority -
        Chicago College of Osteopathic Medicine,
        Escrowed to Maturity, 8.75%, 7/01/99                  628
 2,355 Illinois Education Facilities Authority - Loyola,
        7.125%, 7/01/21, Prerefunded 7/01/01                2,692
 1,000 Illinois Health Facilities Authority - Swedish -
        American Hospital, 7.40%, 4/01/20,
        Prerefunded 4/01/00                                 1,134
 1,000 Maricopa County, Arizona, School District
        No. 1, Phoenix Elementary,
        6.60%, 7/01/03, Prerefunded 7/01/01                 1,110
 1,000 Maricopa County, Arizona School District
        No. 11, Peoria University, 7.00%, 7/01/05,
        Prerefunded 7/01/01                                 1,122
   500 Metropolitan Nashville Airport,
        7.75%, 7/01/07, Prerefunded 7/01/01                   587
   870 Michigan State Hospital Financial Authority -
        Sister of Mercy Health Corp., 7.50%,
        2/15/18, Prerefunded 2/15/01                        1,004
 1,300 Nevada State,
        6.20%, 5/01/04, Prerefunded 5/01/01                 1,414
 1,000 Philadelphia, Pennsylvania, Regional Port
        Authority, Lease Revenue Bonds, 7.15%,
        8/01/20, Prerefunded 8/01/00                        1,115
 1,000 Snohomish County, Washington - Public
        Hospital, Stevens Memorial Hospital,
        6.85%, 12/01/11, Prerefunded 12/01/01               1,122
 1,000 Tucson, Arizona Street and Highway User
        Revenue Bonds, Escrowed to Maturity,
        9.25%, 7/01/02                                      1,265
 1,005 University of Illinois, Escrowed to Maturity,
        6.10%, 10/01/03                                     1,105
 1,000 Wausau, Wisconsin School District, 6.50%,
        4/01/10, Prerefunded 4/01/02                        1,102
    80 Williston, North Dakota, Escrowed to Maturity,
        6.00%, 6/01/98                                         83
                                                           ------


       Total Prerefunded and Escrowed to Maturity
        (Cost $25,030)                                     25,567
                                                           ------


       INSURED BONDS 9.2%
       EDUCATION 0.6%
   200 Merrillville, Indiana Multi-School Building
        Corporation, 6.375%, 7/01/03                          218
                                                           ------
       GENERAL OBLIGATION 5.3%
   900 Camden, New Jersey, 6.15%, 2/15/00                     967
   675 Chicago, Illinois, 11.60%, 1/01/01                     897
                                                           ------
                                                            1,864
                                                           ------
       PUBLIC FACILITIES & IMPROVEMENTS 3.0%
 1,000 Illinois State
        6.00%, 7/01/06                                      1,069
                                                           ------
       WATER AND SEWER 0.3%
   100 Pima County, Arizona Sewer
        6.20%, 7/01/00                                        108
                                                           ------
       Total Insured Bonds
        (Cost $3,225)                                       3,259
                                                           ------

     Number
    of Shares
 (in thousands)
 --------------
      INVESTMENT COMPANIES 5.1%
 1,624 Financial Square Tax-Exempt Money Market             1,624
   159 Tax-Free Investment Trusts                             159
                                                           ------


       Total Investment Companies
        (Cost $1,783)                                       1,783
                                                           ------
       Total Investments 98.1%
        (Cost $34,023)                                     34,621
                                                           ------

       Other Assets, less Liabilities 1.9%                    685
                                                           ------

       NET ASSETS 100.0%                                  $35,306
                                                           ======

                     See notes to the financial statements.



BOND IMMDEX/TM FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

 Principal
   Amount                                             Market Value
(in thousands)                                       (in thousands)
--------------                                       --------------
       LONG-TERM INVESTMENTS 96.3%
       ASSET-BACKED SECURITIES 20.7%
       CREDIT CARD RECEIVABLES 20.7%
$2,600 Banc One Credit Card Master Trust,
        Series 1994-C, Class A, 7.80%, 12/15/00           $ 2,724
14,600 Discover Card Master Trust I, Series 1993-2,
        Class A, Credit Card Pass-Thru Certificates,
        5.40%, 5/15/99                                     14,365
 8,500 First Chicago Master Trust II, Series 1994-L,
        Class A, 7.15%, 2/15/00                             8,777
 2,600 HFC Private Label Credit Card Master Trust II,
        Series 1994-2, Class A, 7.80%, 9/20/03              2,721
 9,400 MBNA Master Credit Card Trust, Series 1993-3,
        Class A, Asset Backed Certificates,
        5.40%, 3/15/99                                      9,241
14,250 Sears Credit Account Master Trust II,
        Series 1994-1, Class A, 7.00%, 8/15/00             14,694
12,375 Standard Credit Card Trust I, Series 1993-3,
        Credit Card Participation Certificates,
        Class A, 5.50%, 1/07/99                            12,176
                                                           ------
                                                           64,698
                                                           ------
       CORPORATE BONDS 35.3%
   500 American General Finance Corporation
        Medium Term Notes, 9.75%, 9/30/98                     532
 3,250 BankAmerica Subordinated Notes,
        10.00%, 2/01/03                                     3,883
 3,000 Bear Stearns Company Senior Notes,
        7.625%, 9/15/99                                     3,122
 2,000 British Telecommunications Pub. Ltd. Co.
        Debentures, 9.625%, 2/15/19                         2,278
   500 Burlington Northern Railroad Company
        Equipment Trust Cerificates,
        11.85%, 1/15/99                                       581
   525 Chase Manhattan Corporation Medium Term
        Notes, 8.65%, 2/13/99                                 562
 4,417 Chase Manhattan Corporation Subordinated
        Notes, 10.00%, 6/15/99                              4,934
       Chemical Banking Corporation
        Subordinated Notes:
 1,715  10.375%, 3/15/99                                    1,925
 3,952  9.75%, 6/15/99                                      4,396
       Chrysler Financial Corporation Debentures:
 6,192  13.25%, 10/15/99                                    7,615
 1,728  12.75%, 11/01/99                                    2,096
 3,468 First Chicago Subordinated Notes,
        9.00%, 6/15/99                                      3,780
       Ford Capital B. V. Notes:
 1,217  9.375%, 1/01/98                                     1,298
 1,450  9.00%, 8/15/98                                      1,557
       Ford Motor Credit Co. Medium Term Notes:
 5,000  8.45%, 12/30/98                                     5,318
   500  8.875%, 6/15/99                                       542
       General Motors Acceptance Corporation
        Medium Term Notes:
 1,750  5.75%, 12/10/97                                     1,738
 1,250  8.00%, 10/01/99                                     1,321
 1,500 Georgia Pacific Corporation Debentures,
        9.50%, 2/15/18                                      1,565
 8,600 Goldman Sachs Group, L.P. Notes, 6.875%,
        9/15/99 (Acquired 8/18/93, 10/15/93,
        5/13/94; Cost $8,639) <F122>                        8,687
 1,300 GTE Florida Inc. Bonds,
        9.625%, 4/01/30                                     1,377
 8,990 Heller Financial, Inc. Debentures,
        9.375%, 3/15/98                                     9,617
 2,300 Household Finance Corporation Debentures,
        9.625%, 7/15/00                                     2,595
 3,500 International Lease Finance Corporation
        Medium Term Notes, 9.82%, 12/14/98                  3,853
 2,495 Lehman Brothers Holdings Inc. Debentures,
        8.875%, 11/01/98                                    2,657
 1,700 Lehman Brothers Holdings Inc. Notes,
        6.90%, 7/15/99                                      1,713
 6,060 Lehman Brothers, Inc. Debentures,
        10.00%, 5/15/99                                     6,705
 3,479 Midland American Capital Corporation
        Debentures, 12.75%, 11/15/03                        4,078
 5,050 MONY Funding, Inc. Debentures,
        8.125%, 4/07/97                                     5,143
 1,700 NCNB Corp. Bonds,
        10.20%, 7/15/15                                     2,206
 1,000 Deseret Gn &Trans Cooperative,
        9.375%, 1/02/11                                     1,054
 2,416 Pacific Gas & Electric Corporation
       Eurodollar Debentures, 12.00%, 1/09/00               2,568
 2,800 Salomon, Inc. Medium Term Notes,
        5.50%, 1/31/98                                      2,719
       The Charles Schwab Corporation Medium
        Term Notes:
 2,000  5.84%, 9/30/99                                      1,955
 2,250  5.90%, 10/01/99                                     2,204
   800 Tennessee Gas Pipeline Co. Debentures,
        6.00%, 12/15/11                                       703
 1,200 Westvaco Corporation Debentures,
        10.125%, 6/01/19                                    1,398
                                                          -------
                                                          110,275
                                                          -------
       OTHER 2.1%
 1,700 Italy (Republic of) Debentures,
        6.875%, 9/27/23                                     1,566
   840 New Jersey Economic Development
        Authority, 7.75%, 6/01/01                             865
 1,620 Ontario Province Debentures, 11.75%, 4/25/13         1,888
 1,800 Quebec Province Bonds, 11.00%, 6/15/15               2,129
                                                          -------
                                                            6,448
                                                          -------
        U.S. GOVERNMENT AGENCY AND
        AGENCY-BACKED ISSUES 3.2%
   500 Federal Home Loan Mortgage Corporation
        Guaranteed Real Estate Mortgage Investment
        Conduit Pass-Thru Certificates, Series 1169,
        Class D, 7.00%, 5/15/21                               505
    33 Federal Home Loan Mortgage Corporation
        Multiclass Mortgage Participation
        Certificates, Series 1259, Class IC, Interest
        Only, 1007.05%, 10/15/05                              424
   162 Federal Home Loan Mortgage Corporation
        Participation Certificates, 7.50%, 4/01/07            162
  3900 Federal National Mortgage Association
        Debentures, 9.50%, 11/10/20                          4163
       Federal National Mortgage Association
        Guaranteed Real Estate Mortgage
        Investment Conduit Pass-Thru Certificates:
   500  Series 1989-90, Class E, 8.70%, 12/25/19              523
   456  Series 1990-72, Class A, 9.00%, 7/25/20               470
   538  Series 1990-72, Class B, 9.00%, 7/25/20               589
       Federal National Mortgage Association
        Guaranteed Real Estate Mortgage Investment
        Conduit Stripped Mortgage-Backed Securities:
   320  Series 1991-94, Class H, Principal Only,
        9/25/97                                               221
    11  Series 1992-29, Class K, Interest Only,
        977.92%, 11/25/00                                     197
    25  Series 1992-145, Class N, Interest Only,
        1010.06%, 1/25/06                                     728
 1,300  Series 1989-39, Class C, Principal Only,
        6/25/17                                             1,199
       Federal National Mortgage Association
        Pass-Thru Certificates:
   646  7.50%, 8/01/07                                        658
   197  7.75%, 6/01/08                                        201
                                                           ------
                                                           10,040
                                                           ------
       U.S. TREASURY OBLIGATIONS 35.0%
       U.S. Treasury Bonds:
 4,500  10.75%, 2/15/03                                     5,756
68,900  9.25%, 2/15/16                                     91,120
11,950 U.S. Treasury Notes,
        6.75%, 5/31/99                                     12,327
                                                          -------
                                                          109,203
                                                          -------
       Total Long-Term Investments
        (Cost $287,435)                                   300,664
                                                          -------
    Number
   of Shares
(in thousands)
--------------
       SHORT-TERM INVESTMENTS 2.1%
       INVESTMENT COMPANIES 2.1%
    11 Financial Square Prime Obligation Fund                  11
 6,457 Short-Term Investments Co.
        Liquid Assets Portfolio                             6,457
                                                          -------

       Total Short-Term Investments (Cost $6,468)           6,468
                                                          -------

       Total Investments 98.4% (Cost $293,903)            307,132
                                                          -------

       Other Assets, less Liabilities 1.6%                  5,017
                                                          -------

       TOTAL NET ASSETS 100.0%                           $312,149
                                                          =======

<F122> Unregistered Security

                     See notes to the financial statements.


SHORT-TERM BOND MARKET FUND
INTERMEDIATE BOND MARKET FUND
TAX-EXEMPT INTERMEDIATE BOND FUND
BOND IMMDEX/TM FUND
NOTES TO THE FINANCIAL STATEMENTS

1.ORGANIZATION
 Portico Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds (the "Funds") are separate, diversified investment portfolios of the Company. The Short-Term Bond Market Fund and Bond IMMDEX/TM Fund commenced operations on December 29, 1989; the Intermediate Bond Market Fund commenced operations on January 5, 1993; and the Tax-Exempt Intermediate Bond Fund commenced operations on February 8, 1993.

 The costs, in thousands, incurred in connection with the organization, initial registration and public offering of shares aggregating $44, $14, $11 and $46 for the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds, respectively, have been paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty months from each Fund's commencement of operations.

 The Company has issued two classes of Fund shares in each of the Funds:Series A and Series Institutional. The Series A shares are subject to a 0.25% shareowner service fee and to an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge is 2% of the offering price or 2.08% of the net asset value. Each class of shares for each Fund has identical rights and privileges except with respect to shareowner organization fees paid by Series A shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2.SIGNIFICANT ACCOUNTING POLICIES
 The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities which are traded on a recognized exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as deter mined by the investment adviser under the supervision of the Board of Directors.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years.

c) Income and Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts or net sales, where applicable. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

d) Distributions to Shareowners - For the period ended April 30, 1995, dividends from net investment income of the Short-Term Bond Market, Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds were declared daily and paid monthly. Dividends from net investment income of the Bond IMMDEX/TM Fund were declared and paid quarterly. Effective May 1, 1995, net investment income dividends for the Funds are declared and paid monthly. For the Bond IMMDEX/TM Fund, net investment income for the month of April was distributed to shareowners in the month of April. Distributions of net realized capital gains, if any, will be declared at least annually.

e) Unregistered Security - The Intermediate Bond Market and Bond IMMDEX/TM Funds own a certain investment security which is unregistered and thus restricted to resale. This security is valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of this security requires registration under the Securities Act of 1933, the Funds have the right to include their security in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

f) Other - Investment and shareowner transactions are recorded no later than the first business day after the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized over the life of the respective bond. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3. INVESTMENT TRANSACTIONS
 The aggregate purchases and sales, in thousands, of securities, excluding short-term investments, for the Funds for the year ended October 31, 1995, were as follows:

                    SHORT-TERM    INTERMEDIATE     TAX-EXEMPT       BOND
                   BOND MARKET    BOND MARKET     INTERMEDIATE    IMMDEX/TM
                       FUND           FUND          BONDFUND        FUND
                   ------------   ------------    -----------     ---------
Purchases:
U.S. Government      $50,654        $64,976                -       $77,597
Other                 94,429         54,076          $19,445        71,413

Sales:
U.S. Government       44,085         40,663                -        71,901
Other                 81,326         26,908           12,877        37,744


At October 31, 1995, gross unrealized appreciation and depreciation of investments for federal income tax purposes, in thousands, were as follows:

                    SHORT-TERM    INTERMEDIATE     TAX-EXEMPT       BOND
                   BOND MARKET    BOND MARKET     INTERMEDIATE    IMMDEX/TM
                       FUND           FUND          BONDFUND        FUND
                   -----------    -----------     -----------     ---------
Appreciation          $1,587         $3,415            $ 657       $15,130
(Depreciation)         (968)          (353)             (61)       (1,962)
                    --------       --------          -------     ---------


Net unrealized
appreciation on
investments           $  619         $3,062            $ 596       $13,168
                      ======         ======            =====       =======

 At October 31, 1995, the cost of investments, in thousands, for federal income tax purposes was $140,209, $136,097, $34,025 and $293,964 for the Short-Term
Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds, respectively. At October 31, 1995, the Short-Term Bond Market, Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds had accumulated net realized capital loss carryovers, in thousands, of $1,248, $1,266 and $140, respectively, expiring in 2002. The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds had accumulated net realized capital loss carryovers, in thousands, of $189, $568 and $987, respectively, expiring in 2003. For the year ended October 31, 1995, the Tax-Exempt Intermediate Bond Fund utilized, in thousands, capital loss carryovers of $10. To the extent each Fund realizes future net capital gains, taxable distributions to its respective shareowners will be offset by any unused capital loss carryover.

4.CAPITAL SHARE TRANSACTIONS
On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9,
1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. Transactions in capital shares for the Funds, in thousands, were as follows:
                                    SHORT-TERM                INTERMEDIATE            TAX-EXEMPT                  BOND
                                    BOND MARKET               BOND MARKET            INTERMEDIATE               IMMDEX/TM
                                       FUND                       FUND                 BOND FUND                  FUND
                               --------------------        ------------------     ------------------        -----------------
                               Amount        Shares       Amount       Shares      Amount      Shares       Amount     Shares
                               ------        ------       ------       ------      ------      ------       ------     ------

PERIOD FROM JAN. 10, TO
OCT. 31, 1995:
Series A shares:
 Reclassification of
   previous class            $ 113,766        11,467      $ 90,367      9,487     $ 28,273      2,909     $ 250,315      9,893
 Exchange out to Series
   Institutional shares       (67,630)       (6,818)      (82,619)    (8,669)     (21,916)    (2,255)     (236,263)    (9,338)
 Shares sold                    10,062           985         5,347        537        2,477        246         8,406        311
 Shares issued to owners
   in reinvestment
   of dividends                  1,889           186           257         25          202         20           674         24
 Shares redeemed              (11,995)       (1,179)       (2,445)      (247)      (1,682)      (167)       (2,814)      (104)
                             ---------       -------       -------      -----      -------      -----       -------      -----

 Net increase                $  46,092         4,641      $ 10,907      1,133     $  7,354        753     $  20,318        786
                              ========         =====        ======      =====       ======      =====       =======      =====

Series Institutional shares:
 Exchange in from
   Series A shares           $  67,630         6,818      $ 82,619      8,669     $ 21,916      2,255     $ 236,263      9,338
 Shares sold                    35,067         3,449        50,608      5,053        7,707        762        55,322      2,049
 Shares issued to owners
   in reinvestment
   of dividends                  3,077           302         3,251        325          328         33        12,580        467
 Shares redeemed              (13,589)       (1,336)      (14,172)    (1,422)      (3,554)      (354)      (38,641)    (1,421)
                              --------       -------      --------    -------      -------      -----      --------    -------

 Net increase                $  92,185         9,233      $122,306     12,625     $ 26,397      2,696     $ 265,524     10,433
                              ========       =======      ========    =======      =======      =====      ========    =======

PERIOD FROM NOV. 1, 1994 TO
JAN. 9, 1995:
Previous Class:
 Reclassification to
   Series A shares          $(113,766)      (11,467)    $ (90,367)    (9,487)    $(28,273)    (2,909)    $(250,315)    (9,893)
 Shares sold                     2,785           279         5,535        577        6,094        629         8,531        333
 Shares issued to owners
   in reinvestment
   of dividends                  1,409           141           863         90          146         15         3,937        156
 Shares redeemed              (11,467)       (1,153)       (2,952)      (308)      (3,967)      (410)      (15,327)      (600)
                              --------       -------       -------      -----      -------      -----      --------      -----

 Net (decrease)             $(121,039)      (12,200)    $ (86,921)    (9,128)    $(26,000)    (2,675)    $(253,174)   (10,004)
                            ==========      ========      ========    =======    =========    =======      ========    =======

FOR THE YEAR ENDED
OCTOBER 31, 1994:
 Shares sold                 $  37,720         3,648      $ 45,014      4,469     $ 13,858      1,371     $  50,075      1,831
 Shares issued to owners
   in reinvestment
   of dividends                  6,571           639         2,882        287          681         68        18,402        687
 Shares redeemed              (57,510)       (5,587)      (10,681)    (1,062)     (10,909)    (1,090)      (41,787)    (1,523)
                              --------       -------      --------    -------     --------    -------      --------    -------

 Net increase (decrease)    $ (13,219)       (1,300)      $ 37,215      3,694     $  3,630        349    $   26,690        995
                             =========       =======      ========    =======     ========    =======     =========    =======


5. INVESTMENT ADVISORY AND OTHER AGREEMENTS
 The Funds have entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Funds, FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For the year ended October 31, 1995, FIRMCO voluntarily waived the following fees, in thousands, by Fund:

                    SHORT-TERM    INTERMEDIATE    TAX-EXEMPT        BOND
                   BOND MARKET    BOND MARKET    INTERMEDIATE    IMMDEX/TM
                       FUND           FUND        BOND FUND         FUND
                   -----------    ------------  -------------    ----------
Annual rate           0.60%          0.50%          0.50%          0.30%
Fees waived            $436           $238           $128            -

 Firstar Trust Company, an affiliate of FIRMCO, serves as custodian, transfer agent and accounting services agent for the Funds.

 The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the year ended October 31, 1995, $96, $81, $22 and $175 of administration fees, in thousands, were voluntarily waived for the Short Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds, respectively.

 Effective January 9, 1995, the Company entered into Servicing Agreements with certain Service Organizations, including FIRMCO affiliates, for the Series A class of shares. The Service Organizations are entitled to receive fees from the Funds up to the annual rate of 0.25% of the average daily net asset value of the Series A shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Series A shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; and providing information periodically to customers showing their positions in Series A shares. Service Organization fees, in thousands, paid by the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds to FIRMCO affiliates aggregated $79, $17, $12 and $30, respectively, for the year ended October 31, 1995.

 Each Director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Portico Funds (with the exception of the MicroCap
Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Portico Funds or 90-day U.S. Treasury bills. The Funds maintain their proportionate share of the Company's liability for deferred fees.


Report of Independent Accountants

To the Board of Directors and Shareholders of the Portico Short-Term Bond Market Fund, the Portico Intermediate Bond Market Fund, the Portico Tax-Exempt Intermediate Bond Fund and the Portico Bond IMMDEX/TM Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Portico Short-Term Bond Market Fund, the Portico Intermediate Bond Market Fund, the Portico Tax-Exempt Intermediate Bond Fund and the Portico Bond IMMDEX/TM Fund (four of the portfolios of Portico Funds, Inc. (the "Funds") at October 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and each of their financial highlights for the year ended October 31, 1995, and for each of the other periods indicated, all in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse
Milwaukee, Wisconsin
November 29, 1995


-Portico Funds are available through:
 - the Portico Funds Center,
 - Investment Specialists who are registered representatives of Elan Investment Services, Inc., a registered broker/dealer, NASD and SIPC member,
 - and through selected shareholder organizations.
This report is authorized for distribution only when preceded or accompanied by a current prospectus.

                   To Open an Account or Request Information
                                 1-800-982-8909
                                 1-414-287-3710

                   For Account Balances and Investor Services
                                 1-800-228-1024
                                 1-414-287-3808

                              Portico Funds Center
                            615 East Michigan Street
                                 P.O. Box 3011
                           Milwaukee, WI  53201-3011



-----------------------------------------------------------------------------
Exhibit (24)(b)

STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
OCTOBER 31, 1995
                                                     GROWTH AND          EQUITY        MIDCORE           SPECIAL     INTERNATIONAL
                                    BALANCED           INCOME            INDEX          GROWTH           GROWTH         EQUITY
                                      FUND              FUND              FUND           FUND             FUND           FUND
                                    --------         ----------        ---------      ---------         ---------     ----------
ASSETS:
 Investments, at value (cost
  $104,294, $168,068,
  $110,846, $109,839,
  $393,397 and $34,597,
  respectively)                   $125,237           $207,586          $156,546       $144,662         $510,669        $ 32,752
 Foreign currency (cost $156)            -                  -                 -              -                -             159
 Income receivable                     673                293               255             66              246              66
 Capital shares sold                     9                172                84             12               91              12
 Receivable for securities sold        823                  -                 -            514           10,986             125
 Receivable for foreign
  currency purchased                     -                  -                 -              -                -             140
 Other assets                           16                  4                 8             10                4              67
                                   -------            -------           -------        -------          -------          ------


  Total Assets                     126,758            208,055           156,893        145,264          521,996          33,321
                                   -------            -------           -------        -------          -------          ------


LIABILITIES:
 Payable for securities
  purchased                            277              2,697                 -            608               71             266
 Payable for foreign
  currency purchased                     -                  -                 -              -                -             140
 Payable to affiliates                  80                161                57            100              392              58
 Accrued expenses and
  other liabilities                     17                 21                67             23               36              37
                                   -------            -------           -------        -------          -------          ------


  Total Liabilities                    374              2,879               124            731              499             501
                                   -------            -------           -------        -------          -------          ------


NET ASSETS                        $126,384           $205,176          $156,769       $144,533         $521,497        $ 32,820
                                   =======            =======           =======        =======          =======         =======
NET ASSETS CONSIST OF:
 Capital stock                    $102,869           $156,704          $109,821       $114,781         $347,916        $ 33,840
 Undistributed net
  investment income (loss)             226                175               245            (1)                -             156
 Undistributed accumulated
 net realized
 gains (losses) on:
  Investments                        2,346              8,779               972        (5,070)           56,309             666
 Unrealized net appreciation
 (depreciation) on:
  Investments                       20,943             39,518            45,700         34,823          117,272         (1,845)
  Futures contracts                      -                  -                31              -                -               -
  Foreign currency                       -                  -                 -              -                -               3
                                   -------            -------           -------        -------          -------         -------


  Total Net Assets                $126,384           $205,176          $156,769       $144,533         $521,497        $ 32,820
                                  ========           ========          ========       ========         ========        ========
SERIES A:
 Net assets                       $ 21,832           $ 42,424          $ 18,663       $ 10,105         $ 87,269        $  1,633
 Shares authorized
  ($.0001 par value)               500,000            500,000           500,000        500,000          500,000         500,000
 Shares issued and
  outstanding                          843              1,536               454            395            2,108              85
 Net asset value and
  redemption price
  per share<F123>                   $25.89             $27.62            $41.07         $25.58           $41.40          $19.15
                                   =======            =======           =======        =======          =======         =======
 Maximum offering
  price per share<F123>             $26.97             $28.77            $42.78         $26.65           $43.13          $19.95
                                   =======            =======           =======        =======          =======         =======
SERIES INSTITUTIONAL:
 Net assets                       $104,552           $162,752          $138,106       $134,428         $434,228        $ 31,187
 Shares authorized
  ($.0001 par value)               500,000            500,000           500,000        500,000          500,000         500,000
 Shares issued and
  outstanding                        4,036              5,891             3,362          5,250           10,470           1,625
 Net asset value,
  redemption price and
  offering price
  per share<F123>                   $25.90             $27.63            $41.08         $25.61           $41.47          $19.19
                                   =======            =======           =======        =======          =======         =======

<F123> Amounts may not recalculate due to rounding.

                                               See notes to the financial statements.



STATEMENT OF CHANGES IN NET ASSETS, PART 1
(AMOUNTS IN THOUSANDS)
                                      BALANCED FUND      GROWTH AND INCOME FUND
                                     ---------------        ----------------
                                   YEAR ENDED OCT. 31,    YEAR ENDED OCT. 31,
                                   -------------------     ------------------
                                      1995        1994        1995       1994
                                      ----        ----        ----       ----

OPERATIONS:
 Net investment income (loss)     $   2,444     $ 1,817   $  2,975    $  3,075
 Net realized gain (loss) on:
  Investments                         3,757     (1,339)      8,861       4,230
  Foreign currency                        -           -          -           -
 Change in unrealized
 appreciation (depreciation) on:
  Investments                        14,596     (1,391)     28,643     (4,285)
  Foreign currency                        -           -          -           -
                                    -------     -------    -------     -------

 Net increase (decrease) in
  net assets resulting from
  operations                         20,797       (913)     40,479       3,020
                                     ------       -----     ------       -----


CAPITAL SHARE TRANSACTIONS:
 Shares sold                         51,996      28,851     39,149      34,645
 Shares issued to owners in
  reinvestment of dividends           2,325       1,738      6,778       6,597
                                      -----       -----      -----       -----
                                     54,321      30,589     45,927      41,242

 Shares redeemed                   (41,011)    (15,322)   (38,029)    (33,938)
                                   --------    --------   --------    --------
 Net increase                        13,310      15,267      7,898       7,304
                                     ------      ------      -----       -----


DISTRIBUTIONS TO SHAREOWNERS<F124>:
 From net investment income           (540)     (1,796)      (925)     (2,975)
 From net realized gains                  -           -    (4,244)     (4,000)
                                      -----      ------    -------     -------

                                      (540)     (1,796)    (5,169)     (6,975)
                                      -----     -------    -------     -------


DISTRIBUTIONS TO SERIES A
SHAREOWNERS<F124>:
 From net investment income           (285)           -      (374)           -
                                      -----     -------      -----     -------


DISTRIBUTIONS TO SERIES
INSTITUTIONAL SHAREOWNERS<F124>:
 From net investment income         (1,555)           -    (1,711)           -
 From net realized gains                  -           -          -           -
                                     ------      ------     ------     -------

                                    (1,555)           -    (1,711)           -
                                    -------     -------    -------    --------


TOTAL INCREASE IN NET ASSETS         31,727      12,558     41,123       3,349

NET ASSETS:
 Beginning of period                 94,657      82,099    164,053     160,704
                                     ------      ------    -------     -------


 End of period (including
  undistributed net
  investment income
  (loss) of $226, $146,
  $175, $165, $245,
  $149, $(1), $50, $0,
  $0, $156 and
  $43, respectively)               $126,384     $94,657   $205,176    $164,053
                                    =======     =======    =======     =======



STATEMENT OF CHANGES IN NET ASSETS, PART 2
(AMOUNTS IN THOUSANDS)

                                    EQUITY INDEX FUND     MIDCORE GROWTH FUND
                                   -------------------      ---------------
                                   YEAR ENDED OCT. 31,    YEAR ENDED OCT. 31,
                                   -------------------        ------------
                                      1995        1994        1995       1994
                                      ----        ----        ----       ----

OPERATIONS:
 Net investment income (loss) $ 2,949 $ 2,017 $ 145 $ 305 Net realized gain (loss) on:
  Investments                         1,377         338      2,657     (4,766)
  Foreign currency                        -           -          -           -
 Change in unrealized appreciation
 (depreciation) on:
  Investments                        26,047       1,004     20,823       4,961
  Foreign currency                        -           -          -           -
                                     ------      ------     ------      ------

 Net increase (decrease) in
  net assets
  resulting from operations          30,373       3,359     23,625         500
                                     ------       -----     ------         ---


CAPITAL SHARE TRANSACTIONS:
 Shares sold                         43,586      44,189     49,755      45,282
 Shares issued to owners in
  reinvestment of dividends           2,893       1,769        222         214
                                      -----       -----        ---         ---

                                     46,479      45,958     49,977      45,496

 Shares redeemed                   (24,547)    (23,637)   (42,006)    (17,031)
                                   --------    --------   --------    --------

 Net increase                        21,932      22,321      7,971      28,465
                                     ------      ------      -----      ------


DISTRIBUTIONS TO SHAREOWNERS<F124>:
 From net investment income           (731)     (1,937)      (137)       (235)
 From net realized gains              (201)           -          -           -
                                      -----     -------      -----       -----

                                      (932)     (1,937)      (137)       (235)
                                      -----     -------      -----       -----


DISTRIBUTIONS TO SERIES A
 SHAREOWNERS<F124>:
 From net investment income           (226)           -        (1)           -
                                      -----      ------        ---       -----


DISTRIBUTIONS TO SERIES
 INSTITUTIONAL SHAREOWNERS<F124>:
 From net investment income         (1,941)           -      (122)           -
 From net realized gains                  -           -          -           -
                                     -----       ------      -----       -----

                                    (1,941)           -      (122)           -
                                    -------      ------      -----       -----


TOTAL INCREASE IN NET ASSETS         49,206      23,743     31,336      28,730

NET ASSETS:
 Beginning of period                107,563      83,820    113,197      84,467
                                    -------      ------    -------      ------


 End of period (including
  undistributed net
  investment income
  (loss) of $226, $146,
  $175, $165, $245,
  $149, $(1), $50, $0, $0,
  $156 and $43, respectively)      $156,769    $107,563   $144,533    $113,197
                                    =======     =======    =======     =======



STATEMENT OF CHANGES IN NET ASSETS, PART 3
(AMOUNTS IN THOUSANDS)

                                                               INTERNATIONAL
                                     SPECIAL GROWTH FUND        EQUITY FUND
                                    --------------------       -------------
                                                                     APRIL 28,
                                         YEAR ENDED                     1994
                                         OCT. 31,         YEAR ENDED   THROUGH
                                     -----------------     OCT. 31,    OCT. 31,
                                      1995       1994        1995        1994
                                      ----       ----        ----        ----

OPERATIONS:
 Net investment income (loss) $ (148) $ 476 $ 165 $ 43 Net realized gain (loss) on:
  Investments                        57,101       6,275        463           8
  Foreign currency                        -           -        225        (28)
 Change in unrealized
 appreciation (depreciation) on:
  Investments                        49,078       4,233    (1,826)        (19)
  Foreign currency                        -           -          1           2
                                     ------      ------     ------      ------

 Net increase (decrease) in
  net assets
  resulting from operations         106,031      10,984      (972)           6
                                    -------      ------      -----      ------


CAPITAL SHARE TRANSACTIONS:
 Shares sold                        130,385     209,100     12,055      24,430
 Shares issued to owners in
  reinvestment of dividends           2,330         436         59           -
                                    -------     -------     ------      ------

                                    132,715     209,536     12,114      24,430

 Shares redeemed                  (110,262)   (171,571)    (2,015)       (680)
                                  ---------   ---------    -------       -----

 Net increase                        22,453      37,965     10,099      23,750
                                     ------      ------     ------      ------


DISTRIBUTIONS TO SHAREOWNERS<F124>:
 From net investment income               -       (495)       (55)           -
 From net realized gains            (2,526)           -        (8)           -
                                    -------       -----       ----      ------

                                    (2,526)       (495)       (63)           -
                                    -------       -----       ----      ------


DISTRIBUTIONS TO SERIES A
 SHAREOWNERS<F124>:
 From net investment income               -           -          -           -
                                     ------      ------     ------      ------


DISTRIBUTIONS TO SERIES
 INSTITUTIONAL SHAREOWNERS<F124>:
 From net investment income               -           -          -           -
 From net realized gains               (45)           -          -           -
                                       ----        ----      -----       -----

                                       (45)           -          -           -
                                       ----        ----      -----       -----


TOTAL INCREASE IN NET ASSETS        125,913      48,454      9,064      23,756

NET ASSETS:
 Beginning of period                395,584     347,130     23,756           -
                                    -------     -------     ------      ------
 End of period (including
  undistributed
  net investment income
  (loss) of $226, $146,
  $175, $165, $245,
  $149, $(1), $50, $0, $0,
  $156 and $43, respectively)      $521,497    $395,584    $32,820     $23,756
                                    =======     =======    =======     =======

<F124>On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. Distributions to shareowners from net investment income and net realized gains reflect activity for the Funds for the period November 1, 1994 through January 9, 1995 and for each Fund's respective class of shares for the period from January 10, 1995 through October 31, 1995.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS, PART 1

                                               BALANCED FUND
                        ------------------------------------------------------
                               Year
                               ended
                            October 31,            Year ended        March 30,
                             1995<F128>            October 31,      1992<F125>
                                                                      through
                         Series     Series     -----------------      Oct. 31,
                           A    Institutional   1994       1993         1992
                         ------ -------------   ----       ----         ----
Per Share Data:
Net asset value,
 beginning of period    $22.10     $22.10      $22.76     $20.49       $20.00

Income from investment
operations:
 Net investment income    0.49       0.53        0.44       0.47         0.28

 Net realized and
  unrealized gains
  (losses) on securities  3.77       3.78      (0.66)       2.27         0.44
                          ----       ----      ------       ----         ----

 Total from investment
  operations              4.26       4.31      (0.22)       2.74         0.72
                          ----       ----      ------       ----         ----


Less distributions:
 Dividends from net
  investment income     (0.47)     (0.51)      (0.44)     (0.47)       (0.23)
 Distributions from
  capital gains              -          -           -          -            -
                         -----      -----      ------     ------       ------

 Total distributions    (0.47)     (0.51)      (0.44)     (0.47)       (0.23)
                        ------     ------      ------     ------       ------


Net asset value,
 end of period          $25.89     $25.90      $22.10     $22.76       $20.49
                        ======     ======      ======     ======       ======

Total return<F129><F130>19.55%     19.79%     (0.93)%     13.49%        3.72%

Supplemental data and
ratios:
 Net assets, in
  thousands,
  end of period        $21,832   $104,552     $94,657    $82,099      $45,653
 Ratio of net expenses
  to average net
  assets<F131>           0.94%      0.75%       0.75%      0.75%        0.75%
 Ratio of net
  investment income
  to average net
  assets<F131>           2.05%      2.24%       2.03%      2.24%        2.48%

 Portfolio turnover
  rate<F132>            61.87%     61.87%      59.77%     71.60%       29.04%




FINANCIAL HIGHLIGHTS, PART 2
                                     GROWTH AND INCOME FUND
                  -----------------------------------------------------------
                            Year ended
                           October 31,                                  Dec. 29,
                            1995<F128>                                1989<F125>
                       -------------------    Year ended October 31,    through
                     Series   Series         -------------------------  Oct. 31,
                       A  Institutional    1994  1993<F126>1992   1991   1990
                     ---- -------------    ----    ----    ----   ----   ----


Per Share Data:
Net asset value,
 beginning of
  period             $23.09   $23.09   $23.70    $22.27   $21.72  $17.99  $20.00

Income from
investment
operations:
 Net investment
  income               0.37     0.42     0.43     0.56     0.69     0.79    0.69

 Net realized and
  unrealized
  gains (losses) on
  securities           5.14     5.14    (0.03)    1.63     0.56    3.75   (2.05)
                       ----     ----    ------    ----     ----    ----   ------

 Total from
  investment
  operations           5.51     5.56     0.40     2.19     1.25    4.54   (1.36)
                       ----     ----     ----     ----     ----    ----   ------


Less distributions:
 Dividends from net
  investment income  (0.38)   (0.42)   (0.42)    (0.57)   (0.70)  (0.81)  (0.65)
 Distributions from
  capital gains      (0.60)   (0.60)   (0.59)    (0.19)        -       -      -
                     ------   ------   ------    ------    -----   -----   -----

 Total distributions (0.98)   (1.02)   (1.01)    (0.76)   (0.70)  (0.81)  (0.65)
                     ------   ------   ------   ------    ------  ------  ------


Net asset value,
 end of period       $27.62   $27.63   $23.09    $23.70   $22.27  $21.72  $17.99
                     ======    =====    =====     =====    =====   =====   =====

Total return
  <F129><F130>       24.75%  25.00%    1.84%     9.93%    5.82%  25.63% (6.96)%

Supplemental data
and ratios:
 Net assets, in
  thousands,
  end of period     $42,424 $162,752 $164,053 $160,704 $135,713 $103,414 $65,741
 Ratio of net
  expenses
  to average
  net assets<F131>    1.09%    0.90%    0.90%    0.88%    0.75%    0.75%   0.74%

 Ratio of net
  investment income
  to average net
  assets<F131>        1.51%    1.70%    1.89%    2.44%    3.16%    3.93%   4.39%

 Portfolio turnover
  rate<F132>         47.85%   47.85%   56.85%   86.24%   31.25%   28.05%  49.85%



FINANCIAL HIGHLIGHTS, PART 3

                                       EQUITY FUND INDEX
                  -----------------------------------------------------------
                         Year ended
                         October 31,                                   Dec. 29,
                          1995<F128>                                  1989<F125>
                      -----------------     Year ended October 31,      through
                      Series  Series    ------------------------------ Oct. 31,
                        A Institutional 1994      1993  1992<F127> 1991    1990
                        - ------------- ----      ----  ----       ----    ----


Per Share Data:
Net asset value,
 beginning of
 period              $33.41   $33.41   $33.04   $29.72   $27.87  $21.63  $25.00

Income from
investment
operations:
 Net investment
  income               0.70     0.76     0.77     0.75     0.73    0.73    0.59

 Net realized and
  unrealized
  gains (losses)
  on securities        7.70     7.71     0.35     3.32     1.86    6.31  (3.41)
                       ----     ----     ----     ----     ----    ----  ------

 Total from
  investment
  operations           8.40     8.47     1.12     4.07     2.59    7.04  (2.82)
                       ----     ----     ----     ----     ----    ----  ------


Less distributions:
 Dividends from
  net investment
  income             (0.68)   (0.74)   (0.75)   (0.75)   (0.73)  (0.74)  (0.55)
 Distributions from
  capital gains      (0.06)   (0.06)        -        -   (0.01)  (0.06)       -
                     ------   ------    -----    -----   ------  ------   -----

 Total distributions (0.74)   (0.80)   (0.75)   (0.75)   (0.74)  (0.80)  (0.55)
                     ------   ------   ------   ------   ------  ------  ------


Net asset value,
  end of period      $41.07   $41.08   $33.41   $33.04   $29.72  $27.87  $21.63
                     ======   ======   ======   ======   ======   =====   =====

Total return
  <F129><F130>       25.79%  26.02%    3.51%   13.79%    9.36%  32.90%(11.46)%

Supplemental data
and ratios:
 Net assets, in
  thousands, end
  of period         $18,663 $138,106 $107,563  $83,820  $81,070 $51,481 $35,569
 Ratio of net
  expenses
  to average
  net assets<F131>    0.66%    0.46%    0.50%    0.50%    0.50%   0.50%   0.49%

 Ratio of net
  investment income
  to average net
  assets<F131>        2.14%    2.34%    2.38%    2.32%    2.48%   2.82%   3.01%

 Portfolio turnover
  rate<F132>          4.61%    4.61%   13.28%   13.78%    5.50%   1.38%   9.09%



FINANCIAL HIGHLIGHTS, PART 4

                                            MIDCORE GROWTH FUND
                            ---------------------------------------------------
                                                                    Dec. 29,
                             October 31, 1995<F128>      Year       1992<F125>
                            -----------------------     ended        through
                             Series        Series      Oct. 31,     Oct. 31,
                                A      Institutional     1994         1993
                                -      -------------     ----         ----


Per Share Data:
Net asset value,
 beginning of period         $21.47       $21.47       $21.40        $20.09

Income from investment
operations:
 Net investment income       (0.02)         0.03         0.06          0.09

 Net realized and
  unrealized
  gains (losses)
  on securities                4.16         4.16         0.06          1.32
                               ----         ----         ----          ----

 Total from investment
  operations                   4.14         4.19         0.12          1.41
                               ----         ----         ----          ----


Less distributions:
 Dividends from net
  investment income          (0.03)       (0.05)       (0.05)        (0.10)
 Distributions from
  capital gains                   -            -            -             -
                              -----        -----        -----         -----

 Total distributions         (0.03)       (0.05)       (0.05)        (0.10)
                             ------       ------       ------        ------


Net asset value, end
  of period                  $25.58       $25.61       $21.47        $21.40
                             ======       ======       ======        ======

Total return<F129><F130>     19.31%       19.55%        0.56%         7.53%

Supplemental data
and ratios:
 Net assets, in
  thousands, end
  of period                 $10,105     $134,428     $113,197       $84,467
 Ratio of net expenses
  to average net
  assets<F131>                1.09%        0.90%        0.88%         0.89%
 Ratio of net investment
  income
  to average
  net assets<F131>          (0.06)%        0.13%        0.30%         0.57%

 Portfolio turnover
  rate<F132>                 49.84%       49.84%       33.24%        46.29%



FINANCIAL HIGHLIGHTS, PART 5

                                        SPECIAL GROWTH FUND
                     ---------------------------------------------------------
                          Year ended                                   Dec. 28,
                    October 31, 1995<F128>                            1989<F125>
                      ------------------    Year ended October 31,      through
                      Series   Series    ----------------------------  Oct. 31,
                        A  Institutional 1994    1993 1992<F127>1991      1990
                        -  ------------- ----    ---- ----      ----      ----

Per Share Data:
Net asset value,
 beginning of
 period              $33.19   $33.19   $32.34  $28.50   $28.05  $17.72  $20.00

Income from
investment operations:
 Net investment
  income             (0.07)     0.00     0.04    0.07     0.17    0.27    0.22

 Net realized
  and unrealized
  gains (losses)
  on securities        8.49     8.49     0.85    4.47     2.18   10.34  (2.30)
                       ----     ----     ----    ----     ----   -----  ------
 Total from
  investment
  operations           8.42     8.49     0.89    4.54     2.35   10.61  (2.08)
                       ----     ----     ----    ----     ----   -----  ------



Less distributions:
 Dividends from
  net investment
  income                  -        -   (0.04)  (0.08)   (0.18)  (0.28)  (0.20)
 Distributions
  from capital
  gains              (0.21)   (0.21)        -  (0.62)   (1.72)       -       -
                     ------   ------    -----  ------   ------   -----   -----

 Total
  distributions      (0.21)   (0.21)   (0.04)  (0.70)   (1.90)  (0.28)  (0.20)
                     ------   ------   ------  ------   ------  ------  ------


Net asset value,
  end of period      $41.40   $41.47   $33.19  $32.34   $28.50  $28.05  $17.72
                     ======   ======   ======  ======   ======  ======  ======

Total return
  <F129><F130>       25.56%  25.79%    2.77%  16.15%    8.86%  60.23%(10.47)%

Supplemental data
and ratios:
 Net assets, in
  thousands, end
  of period         $87,269 $434,228 $395,584$347,130 $205,207 $96,017 $39,179
 Ratio of net
  expenses
  to average net
  assets<F131>        1.09%    0.90%    0.89%   0.88%    0.76%   0.75%   0.74%
 Ratio of net
  investment income
  to average net
  assets<F131>       (0.19)%   0.00%    0.13%   0.24%   0.65%   1.10%    1.41%

 Portfolio turnover
  rate<F132>          79.25%  79.25%   69.74%  58.80%  31.94%  48.39%   41.79%

 FINANCIAL HIGHLIGHTS, PART 6
                                             INTERNATIONAL EQUITY FUND
                                      --------------------------------------
                                                                  April 28,
                                              Year ended          1994<F125>
                                        October 31, 1995<F128>     through
                                     ----------------------------  Oct. 31,
                                    Series A  Series Institutional   1994
                                    --------  --------------------   ----


Per Share Data:
Net asset value,
 beginning of period                 $19.99           $19.99         $20.00

Income from investment operations:
 Net investment income                 0.08             0.12           0.04

 Net realized and unrealized
  gains (losses) on securities       (0.87)           (0.87)         (0.05)
 Total from investment operations    (0.79)           (0.75)         (0.01)

Less distributions:
 Dividends from net
  investment income                  (0.04)           (0.04)              -
 Distributions from capital gains    (0.01)           (0.01)              -
 Total distributions                 (0.05)           (0.05)              -

Net asset value, end of period       $19.15           $19.19         $19.99

Total return<F129><F130>             (3.95)%          (3.75)%        (0.05)%

Supplemental data and ratios:
 Net assets, in thousands,
  end of period                      $1,633          $31,187        $23,756
 Ratio of net expenses
  to average net assets<F131>         1.70%            1.50%          1.49%
 Ratio of net investment income
  to average net assets<F131>         0.46%            0.66%          0.44%

 Portfolio turnover rate<F132>       15.12%           15.12%          6.55%

<F125>Commencement of operations.
<F126>Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F127>Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F128>On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F129>Not annualized for the period ended October 31, 1990, for the Growth and
Income, Equity Index and Special Growth Funds and for the period ended October 31, 1992, for the Balanced Fund and for the period ended October 31, 1993, for the MidCore Growth Fund and for the period ended October 31, 1994, for the International Equity Fund.
<F130>The total return does not reflect the 4% front-end sales charge for
Series A.
<131>Annualized for the period ended October 31, 1990, for the Growth and
Income, Equity Index and Special Growth Funds and for the period ended October 31, 1992, for the Balanced Fund and for the period ended October 31, 1993, for the MidCore Growth Fund and for the period ended October 31, 1994, for the International Equity Fund.
<F132>Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.



STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
YEAR ENDED OCTOBER 31, 1995
                                GROWTH   EQUITY  MIDCORE SPECIAL  INTERNATIONAL
                     BALANCED AND INCOME INDEX   GROWTH   GROWTH     EQUITY
                       FUND      FUND     FUND    FUND     FUND       FUND
                     --------  --------- ------  ------- -------  ------------

INVESTMENT INCOME:
 Dividend income:
   Domestic         $  411   $  3,924 $ 3,200  $  916  $  1,539           -
   Foreign (net of
     withholding
     taxes of $84)       -          -       -       -         -      $  538
 Interest income:
   Domestic          2,897        744     377     393     2,461          87
   Foreign               -          -       -       -         -           2
                     -----      -----   -----   -----     -----       -----

                     3,308      4,668   3,577   1,309     4,000         627
                     -----      -----   -----   -----     -----         ---


EXPENSES:
 Investment advisory
   fees                828      1,350     320     956     3,340         431
 Administration fees   134        217     156     155       540          35
 Shareowner servicing
   and accounting costs 99        132      94      71       244          95
 Service organization
   fees - Series A      37         73      30      17       149           3
 Custody fees           56         48      62      37       123          72
 Federal and state
   registration fees    10         16      19      25        32          34
 Professional fees      24         29      27      33        34          40
 Reports to shareowners 13         18       6      10        62          46
 Amortization of
   organization costs    5          1       1       3         2           5
 Directors' fees and
   expenses              5          5       5       5         5           5
 Other                   3          7       6       4        11           1
                       ----      ----    ----    ----     -----        ----


 Total expenses
   before waiver     1,214      1,896     726   1,316     4,542         767
   Less: Waiver of
     expenses        (350)      (203)    (98)   (152)     (394)       (332)
                     -----      -----    ----   -----     -----       -----
   Net Expenses        864      1,693     628   1,164     4,148         435
                       ---      -----     ---   -----     -----         ---


NET INVESTMENT
INCOME (LOSS)        2,444      2,975   2,949     145     (148)         192
                     -----      -----   -----     ---     -----         ---


REALIZED AND
UNREALIZED
GAIN (LOSS):
 Net realized gain
 (loss) on:
   Investments       3,757      8,861   1,377   2,657    57,101         666
   Foreign currency      -          -       -       -         -         (5)
 Change in unrealized
   appreciation
 (depreciation) on:
   Investments      14,596     28,643  26,047  20,823    49,078     (1,826)
   Foreign currency      -          -       -       -         -           1
                    ------     ------  ------  ------    ------      ------


   Net gain on
     investments
     and foreign
     currency       18,353     37,504  27,424  23,480   106,179     (1,164)
                    ------     ------  ------  ------   -------     -------


NET INCREASE
(DECREASE)
IN NET ASSETS
RESULTING
FROM OPERATIONS    $20,797    $40,479 $30,373 $23,625  $106,031     $ (972)
                   =======    ======= ======= =======   =======       =====

                     See notes to the financial statements.

BALANCED FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

   Number                                   Market Value
 of Shares                                 (in thousands)
  --------                                  ------------
          COMMON STOCKS 63.0%
          AUTO PARTS 1.0%
  5,200   APS Holding Corporation<F133>             107
 25,000   AutoZone, Inc.<F133>                      619
  1,600   Copart, Inc.<F133>                         36
 19,800   Lear Seating Corporation<F133>            549
                                                  -----
                                                  1,311
                                                  -----


          BIO-TECHNOLOGY 0.4%
 12,000   Millipore Corporation                     424
 10,600   Perseptive Biosystems, Inc. <F133>        112
                                                  -----
                                                    536
                                                  -----


          BUILDING MATERIALS 0.2%
  6,900   Home Depot, Inc.                          257
                                                  -----


          BUSINESS MACHINES & SOFTWARE 0.8%
 16,600   Ceridian Corporation<F133>                722
    900   Madge Networks N. V. <F133>                38
  3,500   Mylex Corporation<F133>                    65
  1,800   National Instruments Corporation<F133>     34
  3,500   Network General Corporation<F133>         145
                                                  -----
                                                  1,004
                                                  -----


          BUSINESS SERVICES 4.9%
 18,900   H & R Block, Inc.                         780
  7,100   Danka Business Systems PLC ADR            238
 30,061   First Data Corporation                  1,988
  2,425   FIserv, Inc. <F133>                        62
  8,100   Franklin Quest Company<F133>              193
 26,000   General Motors Corporation - Class E    1,225
  5,800   Interim Services, Inc. <F133>             173
 29,400   Manpower, Inc.                            797
 10,900   Medaphis Corporation<F133>                346
  8,100   Robert Half International, Inc. <F133>    296
  5,500   U.S. Delivery Systems, Inc. <F133>        114
                                                  -----
                                                  6,212
                                                  -----
          CAPITAL GOODS 0.4%
 10,400   York International Corporation            455
                                                  -----
          CHEMICALS 0.4%
 21,200   Airgas, Inc. <F133>                       564
                                                  -----
          COMMUNICATIONS & MEDIA 2.4%
  4,000   Cellstar Corporation<F133>                111
 11,400   Infinity Broadcasting Corporation<F87>    371
 25,800   Interpublic Group of Companies, Inc.      999
 53,300   PanAmSat Corporation<F133>                806
 13,600   Reuters Holdings, PLC ADR                 755
                                                  -----
                                                  3,042
                                                  -----
          COMPUTERS 2.8%
 17,200   Bay Networks<F133>                      1,139
 12,600   Compuware Corporation<F133>               287
  1,900   McAfee Associates, Inc. <F133>            111
  2,600   Microsoft Corporation<F133>               260
  2,000   Parametric Technology Company<F87>        134
 33,500   Platinum Technology<F133>                 611
  3,500   Reynolds & Reynolds - Class A             125
  1,800   Softkey International, Inc. <F133>         57
 31,100   Sungard Data Systems, Inc. <F133>         855
                                                    ---
                                                  3,579
                                                  -----
          CONSUMER PRODUCTS 0.5%
 23,900   Newell Company                            577
                                                  -----
          CONSUMER SERVICES 0.6%
 20,300   Loewen Group, Inc.                        813
                                                  -----
          CONTAINERS 0.2%
 11,000   Sealed Air Corporation<F133>              290
                                                  -----
          DISTRIBUTION 1.5%
 21,800   Alco Standard Corporation               1,929
                                                  -----
          DIVERSIFIED 0.2%
  7,600   Kemet Corporation<F133>                   262
                                                  -----
          DRUGS 1.0%
 30,200   Elan Corporation, PLC ADR<F133>         1,212
                                                  -----
          ELECTRICAL EQUIPMENT 1.9%
 34,600   AVX Corporation                         1,077
 28,687   Molex, Inc. - Class A                     882
 10,800   Vishay Intertechnology, Inc. <F133>       381
                                                  -----
                                                  2,340
                                                  -----

          ELECTRONICS 0.9%
 16,000   Arrow Electronics, Inc. <F133>         $  812
  1,300   Checkpoint Systems, Inc. <F133>            38
  5,000   Digi International, Inc. <F133>           134
  1,300   Progress Software Corporation<F133>        85
    200   SGS-Thomson Microelectronics N.V.<F133>     9
                                                  -----
                                                  1,078
                                                  -----

          ENTERTAINMENT & LEISURE 3.0%
 41,400   GTECH Holdings Corporation<F133>        1,014
 10,900   Hollywood Entertainment Corporation       291
 44,800   Mirage Resorts, Inc. <F133>             1,467
  5,000   Regal Cinemas, Inc. <F133>                196
 17,436   Viacom, Inc. - Class B<F133>              872
                                                  -----
                                                  3,840
                                                  -----


          FINANCE COMPANIES 1.3%
  1,800   Advanta Corporation - Class B              64
 31,800   First USA, Inc.                         1,463
  3,900   National Data Corporation                 103
                                                  -----
                                                  1,630
                                                  -----

          FINANCIAL SERVICES 3.4%
  6,400   AMBAC, Inc.                               270
 11,600   Federal National Mortgage Association   1,216
  2,100   Green Tree Financial Corporation           56
 44,000   MBNA Corporation                        1,622
 10,800   Quick And Reilly Group, Inc.              257
 40,700   The Charles Schwab Corporation            931
                                                  -----
                                                  4,352
                                                  -----

          HEALTH CARE SERVICES & SUPPLIES 11.5%
  7,100   American Medical Response, Inc. <F133>    205
 36,000   Biomet, Inc. <F133>                       599
 12,450   Cardinal Health, Inc.                     640
 40,825   Columbia/HCA Healthcare Corporation     2,006
  3,600   Cordis Corporation<F133>                  398
 45,900   Foundation Health Corporation<F133>     1,945
 24,100   Health Care & Retirement Corporation<F87> 708
 35,212   Health Management Associates, Inc. -
            Class A                                 757
 17,400   Healthsource, Inc. <F133>                 922
 23,000   Lincare Holdings, Inc. <F133>             572
  8,500   Medisense, Inc. <F133>                    182
  7,900   Medpartners, Inc. <F133>                  221
  6,500   Multicare Companies, Inc. <F133>          122
 13,600   Oxford Health Plans<F133>               1,064
 12,700   Pacificare Health Systems, Inc. <F133>    924
 13,100   Quorum Health Group, Inc. <F133>          281
  6,100   Renal Treatment Centers, Inc. <F133>      220
 23,800   Surgical Care Affiliates, Inc.            705
 16,600   United Healthcare Corporation             882
 40,700   Vencor, Inc. <F133>                     1,129
                                                  -----
                                                 14,482
                                                 ------

          HOSPITAL SUPPLIES & SERVICES 0.3%
  6,800   Boston Scientific Corporation<F133>       286
  2,000   IDEXX Laboratories, Inc.                   81
                                                  -----
                                                    367
                                                  -----
          HOUSING 1.0%
 32,118   Clayton Homes, Inc.                       843
  6,200   Oakwood Homes Corp.                       233
  7,800   Toll Brothers, Inc. <F133>                139
                                                    ---
                                                  1,215
                                                  -----
          INSURANCE 4.1%
 23,600   AFLAC, Inc.                               962
  8,600   Equitable of Iowa Companies               301
 11,400   Arthur J. Gallagher & Company             403
 17,200   MBIA, Inc.                              1,198
 26,300   MGIC Investment Corporation             1,496
 21,700   Protective Life Corporation               618
  5,400   Vesta Insurance Group, Inc.               218
                                                  -----
                                                  5,196
                                                  -----
          LODGING 0.2%
  9,500   La Quinta Inns, Inc.                      245
                                                  -----
          MACHINERY - AUTOMOTIVE 1.0%
 34,100   Varity Corporation<F133>                1,236
                                                  -----

          MACHINERY - INDUSTRIAL 1.1%
 23,700   Thermo Electron Corporation<F133>       1,090
 14,100   TriMas Corporation                        293
                                                    ---
                                                  1,383
                                                  -----
          MISCELLANEOUS 0.1%
  5,300   Keane, Inc. <F133>                        143
                                                  -----

          OFFICE PRODUCTS 1.0%
  9,325   Office Depot, Inc. <F133>                 267
  3,000   OfficeMax, Inc. <F133>                     74
 23,650   Staples, Inc. <F133>                      630
  6,500   Viking Office Products, Inc. <F133>       289
                                                  -----
                                                  1,260
                                                  -----

          OIL & GAS DOMESTIC 0.6%
 16,000   Enron Corporation                         550
 11,500   NGC Corporation                           104
  2,680   Tejas Gas Corporation<F133>               126
                                                  -----
                                                    780
                                                  -----
          POLLUTION CONTROL 0.5%
 19,600   Browning-Ferris Industries, Inc.          571
                                                  -----
          PRINTING & PUBLISHING 0.1%
  4,200   Banta Corporation                         182
                                                  -----
          PRODUCTION 1.5%
  7,000   Dover Corporation                         277
 25,900   Tyco International, Ltd.                1,573
                                                  -----
                                                  1,850
                                                  -----
          RAILROADS 0.7%
 11,500   Arnold Industries, Inc.                   187
  3,000   Burlington Northern Santa Fe              252
  5,450   Comair Holdings, Inc.                     153
  4,584   Fritz Companies, Inc.                     160
  3,800   Heartland Express, Inc. <F133>            103
  1,700   TNT Freightways Corporation                31
                                                  -----
                                                    886
                                                  -----
          RESTAURANTS 0.9%
  9,750   Apple South, Inc.                         200
  1,500   DF & R Restaurants, Inc. <F133>            46
  5,900   IHOP Corporation<F133>                    127
  2,500   Landry's Seafood Restaurants Incorporated  34
  6,300   Lone Star Steakhouse & Saloon<F133>       243
 13,800   Outback Steakhouse, Inc. <F133>           433
                                                  -----
                                                  1,083
                                                  -----
          RETAIL 3.6%
    400   CompUSA, Inc. <F133>                       15
 27,400   Consolidated Stores Corporation<F133>     634
 12,000   Dept 56, Inc.<F133>                       544
  3,600   Discount Auto Parts, Inc.<F133>            96
 31,685   Dollar General Corporation                776
 33,000   General Nutrition Companies, Inc.<F133    821
 24,800   Kohl's Corporation<F133>                1,125
  6,600   Lowe's Companies, Inc.                    178
  3,700   Micro Warehouse, Inc.<F133>               165
 13,100   Musicland Stores Corporation<F133>         85
  9,100   Sports and Recreation, Inc.<F133>          67
  5,200   Trend Lines, Inc. - Class A<F133>          68
                                                  -----
                                                  4,574
                                                  -----
          SEMICONDUCTORS 1.4%
  9,800   Atmel Corporation<F133>                   306
  1,400   Burr-Brown Corporation<F133>               46
 11,300   Dallas Semiconductor Corporation          240
  3,800   Integrated Circuit Systems<F133>           52
  2,100   Lattice Semiconductor Corporation<F133>    82
  1,800   Linear Technology Corporation              79
 12,100   LSI Logic Corporation<F133>               570
    600   Maxim Integrated Products, Inc.<F133>      45
  3,400   Microchip Technology, Inc.<F133>          135
  1,100   SDL, Inc.<F133>                            28
  5,700   S3 Inc.<F133>                              98
  2,900   Triquint Semiconductor, Inc.<F133>         66
  1,900   VLSI Technology<F133>                      45
                                                  -----
                                                  1,792
                                                  -----

          TELECOMMUNICATIONS 2.1%
 13,000   Aspect Telecommunications
            Corporation <F133>                      447
 12,400   Boston Technology, Inc.<F133>             171
 20,600   Century Telephone Enterprises             597
  6,200   Cidco, Inc. <F133>                        184
  2,300   Comverse Technology<F133>                  52
 11,300   DSC Communications Corporation<F133>      418
  3,300   Pairgain Technologies<F133>               141
    500   U.S. Robotics Corporation<F133>            46
 19,500   Worldcom, Inc.<F133>                      636
                                                  -----
                                                  2,692
                                                  -----

          TEXTILES & APPAREL 1.1%
  6,000   Gymboree Corporation<F133>                136
 15,100   Jones Apparel Group, Inc.<F133>           517
  4,400   The Men's Wearhouse, Inc.<F133>           171
  8,000   Nike, Inc. - Class B                      454
  2,200   Oakley Incorporated<F133>                  76
                                                   ----
                                                  1,354
                                                  -----

          TRAVEL & RECREATION 2.3%
 53,500   Carnival Corporation - Class A          1,244
 30,000   CUC International, Inc.<F133>           1,039
 27,400   Promus Hotel Corporation<F133>            603
                                                  -----
                                                  2,886
                                                  -----
          TRUCKING 0.1%
  3,550   Wabash National Corporation                90
                                                  -----
          Total Common Stocks
          (Cost $60,528)                         79,550
                                                 ------
 Principal
   Amount                                   Market Value
(in thousands)                             (in thousands)
--------------                             --------------

          LONG-TERM INVESTMENTS 33.7%
          ASSET-BACKED SECURITIES 7.1%
          CREDIT CARD RECEIVABLES 7.1%
    350   Banc One Credit Card Master Trust
          1994-C, Class A, 7.80%, 12/15/00          367
  1,000   Capital One Master Trust I, Series
          1993-1, Class A, 5.20%, 10/15/98          980
  1,700   Discover Card Master Trust I, Series
          1993-2, Class A, Credit Card Pass-Thru
          Certificates, 5.40%, 5/15/99            1,673
  1,150   First Chicago Master Trust I,
          Series 1994-L, 7.15%, 2/15/00           1,187
    350   HFC Private Label Credit Card Trust,
          Series 1994-2, Class A, 7.80%, 9/20/03    366
    950   MBNA Master Credit Card Trust,
          Series 1993-3, Asset Backed Certificates,
          5.40%, 3/15/99                            934
  1,800   Sears Credit Account Master Trust II,
          Class A, Master Trust Certificates,
          Series 1994-1, 7.00%, 8/15/00           1,856

          CREDIT CARD RECEIVABLES 7.1% (CONT.)
  1,650   Standard Credit Card Trust, Series 1993-3,
          Credit Card Participation Certificates,
          5.50%, 1/07/99                          1,623
                                                  -----
                                                  8,986
                                                  -----
          CORPORATE BONDS 10.7%
    350   Bankamerica Corp. Subordinated Notes,
          7.75%, 7/15/02                            373
    250   Chase Manhattan Corporation Subordinated
          Notes, 10.00%, 6/15/99                    279
    250   Chase Manhattan Corporation Medium Term
          Notes, 8.65%, 2/13/99                     267
          Chemical Banking Corporation
          Subordinated Notes:
    250     10.375%, 3/15/99                        281
    750      9.75%, 6/15/99                         834
  1,050   Chrysler Financial Corporation
          Debentures, 13.25%, 10/15/99            1,291
    650   Ford Capital B.V. Notes,
          9.00%, 8/15/98                            698
    450   Ford Motor Credit Co. Debentures,
          5.625%, 12/15/98                          444
    350   General Motors Acceptance Corporation
          Medium Term Notes, 5.75%, 12/10/97        347
    950   Goldman Sachs Group, L.P. Notes, 6.875%,
          9/15/99 (Acquired 10/15/93, 5/13/94;
          Cost $957) <F134>                         960
    300   GTE Northwest First Mortgage, Series EE,
          9.75%, 10/15/30                           321
          Heller Financial, Inc. Notes:
    750     9.375%, 3/15/98                         802
    350     7.875%, 11/01/99                        368
  1,000   Household Finance Corp. Subordinated
          Notes, 7.125%, 4/30/99                  1,025
  1,105   International Lease Finance Corporation
          Debentures, 8.35%, 10/01/98             1,169
    550   Lehman Brothers Holdings, Inc. Notes,
          8.375%, 2/15/99                           580
    700   Lehman Brothers Holdings, Inc. Senior
          Subordinated Notes, 10.00%, 5/15/99       774
  1,000   Merrill Lynch Senior Notes,
          7.75%, 3/01/99                          1,046
    150   NCNB Corp. Debentures,
          10.20%, 7/15/15                           195
    350   Salomon, Inc. Medium Term Notes,
          5.50%, 1/31/98                            340
    550   The Charles Schwab Corporation Medium
          Term Notes, 5.90%, 10/01/99               539
    600   Security Pacific Corp. Debentures,
          9.75%, 5/15/99                            661
                                                  -----
                                                 13,594
                                                 ------
          OTHER 0.4%
    250   Italy (Republic of) Debentures,
          6.875%, 9/27/23                           230
    250   Quebec Province,
          11.00%, 6/15/15                           296
                                                  -----
                                                    526
                                                  -----

          U.S. GOVERNMENT AGENCY ISSUES 0.6%
    350   Federal Home Loan Mortgage Corporation
          Guaranteed Real Estate Mortgage
          Investment Conduit Pass-Thru
          Certificates, Series 1169,
          Class D, 7.00%, 5/15/21                   353
    350   Federal National Mortgage Association
          Debentures, 9.50%, 11/10/20               374
                                                  -----
                                                    727
                                                  -----
          U.S. TREASURY OBLIGATIONS 14.9%
          U. S. Treasury Bonds:
  1,200    10.75%, 2/15/03                        1,535
  9,925     9.25%, 2/15/16                       13,126
  4,000   U. S. Treasury Notes,
          6.75%, 5/31/99                          4,126
                                                  -----

                                                 18,787
                                                 ------
          Total Long-Term Investments
          (Cost $40,699)                         42,620
                                                 ------
          SHORT-TERM INVESTMENTS 2.4%
          INVESTMENT COMPANIES 2.4%
     10   Financial Square Prime Obligation Fund$    10
  3,057   Short-Term Investments Co.
          Liquid Assets Portfolio                 3,057
                                                  -----

          Total Short-Term Investments
          (Cost $3,067)                           3,067
                                                  -----
          Total Investments 99.1%
          (Cost $104,294)                       125,237
                                                -------

          Other Assets, less Liabilities 0.9%     1,147
                                                  -----

          NET ASSETS 100.0%                    $126,384
                                                =======
<F133>Non-income producing
<F134>Unregistered security

                     See notes to the financial statements.

GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

  Number                                   Market Value
of Shares                                 (in thousands)
---------                                  ------------
          COMMON STOCKS 80.9%
          AEROSPACE & AIRCRAFT 0.9%
 43,000   Rockwell International Corporation      1,913
                                                  -----
          BANKING 1.7%
120,800   Norwest Corporation                     3,564
                                                  -----
          BUSINESS SERVICES 3.6%
128,625   H & R Block, Inc.                       5,306
 51,200   Service Corporation International       2,054
                                                  -----
                                                  7,360
                                                  -----
          CHEMICALS 5.7%
 86,700   Avery Dennison Corporation              3,880
 40,200   Ecolab, Inc.                            1,166
 44,600   Hercules, Inc.                          2,381
110,200   Praxair, Inc.                           2,975
 33,300   Valspar Corporation                     1,299
                                                  -----
                                                 11,701
                                                 ------
          COMMUNICATIONS & MEDIA 1.8%
 95,600   Interpublic Group of Companies, Inc.    3,705
                                                  -----
          CONSUMER PRODUCTS 3.3%
 56,900   Duracell International, Inc.            2,980
156,000   Newell Company                          3,764
                                                  -----
                                                  6,744
                                                  -----
          CONTAINERS 0.9%
 69,000   Bemis Company, Inc.                     1,794
                                                  -----
          COSMETICS & SOAP 1.4%
 62,000   Gillette Company                        2,999
                                                  -----

          DISTRIBUTION 3.7%
 85,425   Alco Standard Corporation               7,560
                                                  -----
          DRUGS 8.4%
 73,000   Allergan, Inc.                          2,144
 36,000   Johnson & Johnson                       2,934
 84,325   McKesson Corporation                    4,026
 98,200   Pfizer, Inc.                            5,634
 46,000   Schering-Plough                         2,467
                                                  -----
                                                 17,205
                                                 ------
          ELECTRIC 2.0%
111,250   Nipsco Industries, Inc.                $4,061
                                                 ------

          ELECTRICAL EQUIPMENT 4.9%
 52,000   AMP, Inc.                               2,041
 86,700   Belden, Inc.                            2,092
 37,600   Emerson Electric Company                2,679
 50,200   General Electric Company                3,175
                                                  -----
                                                  9,987
                                                  -----
          ELECTRONICS 1.2%
 38,750   Motorola, Inc.                          2,543
                                                  -----
          FINANCIAL SERVICES 3.0%
 46,100   Federal National Mortgage Association   4,835
 35,000   MBNA Corporation                        1,290
                                                  -----
                                                  6,125
                                                  -----

          FOOD, BEVERAGES & TOBACCO 3.1%
 21,500   McCormick and Co.                         532
 83,800   Nabisco Holdings Corporation - Class A  2,252
 66,325   PepsiCo, Inc.                           3,499
                                                  -----
                                                  6,283
                                                  -----
          INSURANCE 4.4%
 43,700   MBIA, Inc.                              3,042
 55,700   MGIC Investment Corporation             3,168
211,600   Western National Corp.                  2,910
                                                  -----
                                                  9,120
                                                  -----
          NATURAL GAS 0.9%
 55,000   Enron Corporation                       1,891
                                                  -----
          OFFICE EQUIPMENT 2.5%
 95,000   Diebold, Inc.                           5,035
                                                  -----
          OIL - DOMESTIC 0.9%
 56,600   Phillips Petroleum Company              1,825
                                                  -----

          OIL - INTERNATIONAL 1.8%
 37,325   Mobil Corporation                       3,760
                                                  -----

          PAPER & FOREST PRODUCTS 1.6%
 11,850   Kimberly-Clark Corporation                861
 44,950   Scott Paper Company                     2,393
                                                  -----
                                                  3,254
                                                  -----
          POLLUTION CONTROL 0.9%
 65,900   Browning-Ferris Industries, Inc.        1,919
                                                  -----

          PRINTING & PUBLISHING 2.7%
 29,575   McGraw-Hill, Inc.                       2,421
 48,925   Tribune Company                         3,088
                                                  -----
                                                  5,509
                                                  -----

          PRODUCTION 4.2%
 53,300   Dover Corporation                       2,105
 26,400   Harsco Corporation                      1,393
 85,000   Tyco International, Ltd.                5,164
                                                  -----
                                                  8,662
                                                  -----
          RAILROADS 2.0%
107,000   Illinois Central Corporation - Class A  4,093
                                                  -----

          REAL ESTATE 3.1%
 70,525   Federal Realty Investment Trust         1,428
 70,600   Post Properties, Inc.                   2,118
166,416   Security Capital Industrial             2,725
                                                  -----
                                                  6,271
                                                  -----
          RETAIL 5.7%
 93,200   Albertson's, Inc.                       3,099
 30,900   Gap, Inc.                               1,217
117,150   Hannaford Brothers Company              3,060
109,350   May Department Stores Company           4,292
                                                  -----
                                                 11,668
                                                 ------
          TELECOMMUNICATIONS 4.1%
 27,350   AT & T Corporation                      1,751
143,000   Frontier Corporation                    3,861
 65,700   GTE Corporation                         2,710
                                                  -----
                                                  8,322
                                                  -----
          TEXTILES & APPAREL 0.5%
 46,700   Warnaco Group - Class A                 1,086
                                                  -----
          Total Common Stock
          (Cost $129,746)                       165,959
                                                -------

          PREFERRED STOCK 4.8%
          BUSINESS SERVICES 1.8%
 57,000   General Motors Corporation Series C     3,819
                                                  -----

          FINANCIAL SERVICES 3.0%
 77,300   American Express                        4,242
 35,300   Merrill Lynch & Co., Inc, 6.5% Strypes  1,902
                                                  -----
                                                  6,144
                                                  -----
          Total Preferred Stock
          (Cost $8,493)                           9,963
                                                  -----


  Principal
   Amount
(in thousands)
--------------

          LONG-TERM INVESTMENTS 4.1%
          CORPORATE CONVERTIBLE BONDS 4.1%
     81   Browning-Ferris Industries, Inc.
          (Aces) Subordinated Convertible
          Debentures, 7.25%, 6/30/98              2,673
                                                  -----
  2,175   Service Corporation International
          Subordinated Convertible Debentures,
          6.50%, 9/01/01                          4,176
                                                  -----

    800   Thermo Electron Corporation
          Subordinated Convertible Debentures,
          4.625%, 8/01/97                         1,648
                                                  -----
          Total Long-Term Investments
          (Cost $6,662)                           8,497
                                                  -----


    Number
   of Shares                               Market Value
(in thousands)                            (in thousands)
--------------                             ------------

          SHORT-TERM INVESTMENTS 11.3%
          INVESTMENT COMPANIES 7.9%
 6,451    Financial Square Prime Obligation Fund  6,451
 9,716    Short-Term Investments Co.
          Liquid Assets Portfolio                 9,716
                                                  -----
                                                 16,167
                                                 ------


   Principal
    Amount
(in thousands)
--------------

          VARIABLE RATE DEMAND NOTES 3.4%
  7,000   Warner-Lambert Co.                      7,000
                                                  -----
          Total Short-Term Investments
          (Cost $23,167)                         23,167
                                                 ------

          Total Investments 101.1%
          (Cost $168,068)                       207,586
                                                -------

          Liabilities, less Other
          Assets (1.1)%                         (2,410)
                                                -------

          NET ASSETS 100.0%                    $205,176
                                               ========


                     See notes to the financial statements.



EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

    Number                                 Market Value
   of Shares                              (in thousands)
   ---------                              -------------

          COMMON STOCKS 94.2%
          AEROSPACE & AIRCRAFT 2.3%
 10,100   Allied Signal, Inc.                       429
 12,000   Boeing Company                            788
  2,000   General Dynamics Corporation              111
  6,934   Lockheed Martin Corporation               472
  4,000   McDonnell Douglas Corporation             327
  1,700   Northrop Grumman Corporation               97
  9,000   Raytheon Company                          393
  7,600   Rockwell International Corporation        338
  3,200   Textron, Inc.                             220
  4,200   United Technologies Corporation           373
                                                  -----
                                                  3,548
                                                  -----

          AIR TRANSPORTATION 0.4%
  2,600   AMR Corporation<F135>                     172
  1,800   Delta Air Lines, Inc.                     118
  1,800   Federal Express Corporation<F135>         148
  5,600   Southwest Airlines Company                112
                                                  -----
                                                    550
                                                  -----
          APPLIANCES 0.3%
  1,500   Armstrong World Industries, Inc.           89
  3,200   Black & Decker Corporation                108
  4,000   Maytag Corporation                         76
  1,400   Snap-On Tools, Inc.                        59
  2,400   Whirlpool Corporation                     127
                                                  -----
                                                    459
                                                  -----


          AUTO & TRUCK 2.2%
 12,875   Chrysler Corporation                      665
  3,700   Dana Corporation                           95
  2,800   Eaton Corporation                         144
  2,000   Echlin, Inc.                               71
 35,700   Ford Motor Company                      1,026
 25,900   General Motors Corporation              1,133
  4,125   Genuine Parts Company                     163
  1,320   PACCAR, Inc.                               55
  2,200   TRW, Inc.                                 145
                                                    ---
                                                  3,497
                                                  -----

          BANKING 5.6%
 13,687   Banc One Corporation                      462
  3,900   Bank of Boston Corporation                174
  6,500   Bank of New York                          273
 13,112   BankAmerica Corporation                   754
  2,900   Bankers Trust New York Corporation        185
  3,300   Barnett Banks, Inc.                       182
  4,000   Boatmen's Bancshares, Inc.                152
  6,500   Chase Manhattan Corporation               371
  8,382   Chemical Banking Corporation              477
 13,700   Citicorp                                  889
  4,800   CoreStates Financial Corporation          175
  4,700   First Bank System, Inc.                   234
  3,100   First Chicago Corporation                 210
  2,800   First Fidelity Bancorporation             183
  2,600   First Interstate Bancorp, Inc.            335
  6,200   First Union Corporation                   308
  4,800   Fleet Financial Group, Inc.               186
  4,800   Mellon Bank Corporation                   241
  6,600   J.P. Morgan & Company, Inc.               509
  9,305   NationsBank Corporation                   612
  5,350   NBD Bancorp, Inc.                         203
 11,000   Norwest Corporation                       324
  7,900   PNC Bank Corporation                      207
  1,700   Republic New York Corporation             100
  4,000   Shawmut National Corporation              136
  3,800   Sun Trust Banks, Inc.                     245
  3,600   US Bancorp                                107
  5,700   Wachovia Corporation                      252
  1,700   Wells Fargo & Company                     357
                                                    ---
                                                  8,843
                                                  -----


          BIO-TECHNOLOGY 0.3%
  9,200   Amgen, Inc. <F135>                        442
  1,800   Millipore Corporation                      64
                                                    ---
                                                    506
                                                    ---


          BUILDING & HOUSING 0.5%
  8,300   Corning, Inc.                             217
  3,200   Fluor Corporation                         181
  5,500   Masco Corporation                         155
  2,000   Owens-Corning Fiberglass Corporation<F135> 85
  1,500   The Stanley Works                          72
                                                  -----
                                                    710
                                                  -----

          BUILDING MATERIALS 0.5%
 16,400   Home Depot, Inc.                          611
  1,700   Johnson Controls, Inc.                     99
                                                  -----
                                                    710
                                                  -----

          BUSINESS MACHINES & SOFTWARE 3.1%
  2,700   Amdahl Corporation<F135>                   25
  3,900   Apple Computer, Inc.                      142
  1,500   Ceridian Corporation<F135>                 65
  9,400   COMPAQ Computer Corporation<F135>         524
  4,950   Digital Equipment Corporation<F135>       268
  4,300   Honeywell, Inc.                           181
 19,900   International Business
            Machines Corporation                  1,935
 14,550   Oracle Systems Corporation<F135>          635
  5,400   Pitney-Bowes, Inc.                        236
  3,200   Sun Microsystems, Inc. <F135>             250
  3,900   Tandem Computers, Inc. <F135>              44
  5,000   Unisys Corporation<F135>                   28
  3,850   Xerox Corporation                         500
                                                    ---
                                                  4,833
                                                  -----


          BUSINESS SERVICES 1.9%
  1,600   Autodesk, Inc.                             54
  5,000   Automatic Data Processing, Inc.           358
  3,600   H & R Block, Inc.                         148
  9,200   Cisco Systems, Inc. <F135>                713
  8,250   Computer Associates International, Inc.   454
  2,000   Computer Sciences Corporation<F135>       134
  3,400   Deluxe Corporation                         91
  3,300   Dial Corporation                           80
  6,121   Dun & Bradstreet Corporation              366
  4,100   First Data Corporation                    271
  3,600   Moore Corporation Limited                  69
  1,600   National Service Industries                48
  3,800   Service Corporation International         152
                                                  -----
                                                  2,938
                                                  -----


          CHEMICALS 2.9%
  4,000   Air Products and Chemicals, Inc.          206
  9,500   Dow Chemical Company                      652
 19,100   Dupont (E.I.) De Nemours & Company      1,191
  2,200   Ecolab, Inc.                               64
  3,400   W.R. Grace & Company                      190
  2,500   Great Lakes Chemical Corporation          168
  3,900   Hercules, Inc.                            208
  4,100   Monsanto Company                          429
  5,800   Morton International, Inc.                177
  2,500   Nalco Chemical Company                     75
  7,300   PPG Industries, Inc.                      310
  4,900   Praxair, Inc.                             132
  2,300   Rohm & Haas Company                       127
  5,200   Rubbermaid, Inc.                          136
  3,300   Sherwin-Williams Company                  124
  2,000   Sigma-Aldrich Corporation                  95
  4,650   Union Carbide Corporation                 176
  3,000   The Williams Companies, Inc.              116
                                                  -----
                                                  4,576
                                                  -----

          COMPUTERS 0.1%
  5,700   Silicon Graphics, Inc.                    190

          CONGLOMERATE 0.4%
  3,600   ITT Corporation                           441
  5,924   Tenneco, Inc.                             260
                                                  -----
                                                    701
                                                  -----

          CONSUMER DURABLES 0.6%
  3,037   Eastman Chemical Company                  181
 11,550   Eastman Kodak Company                     723
  1,428   Polaroid Corporation                       61
                                                  -----
                                                    965
                                                  -----

          CONSUMER PRODUCTS 0.1%
  6,100   Newell Company                            147
                                                  -----

          CONTAINERS 0.2%
  1,200   Ball Corporation                           33
  2,100   Bemis Company, Inc.                        55
  3,200   Crown Cork & Seal Company, Inc.<F135>     112
  3,242   Stone Container Corporation                53
                                                  -----
                                                    253
                                                  -----

          COSMETICS & SOAP 2.2%
  2,300   Avon Products, Inc.                       164
  1,700   Clorox Company                            122
  4,900   Colgate-Palmolive Company                 339
 15,144   Gillette Company                          733
  4,100   International Flavors & Fragrances, Inc.  198
 23,900   Procter & Gamble Company                1,936
                                                  -----

                                                  3,492
                                                  -----


          DISTRIBUTION 0.1%
  1,679   Alco Standard Corporation                 149
                                                  -----


          DIVERSIFIED 0.5%
  5,500   Unilever N.V.                             720
                                                  -----


          DRUGS 7.8%
 27,700   Abbott Laboratories                     1,101
  2,800   Allergan, Inc.                             82
  2,700   Alza Corporation - Class A<F135>           59
 10,500   American Home Products Corporation        931
  1,700   Bard (C.R.), Inc.                          48
  9,600   Baxter International, Inc.                371
  2,100   Becton, Dickinson & Company               136
 17,660   Bristol-Meyers Squibb Company           1,347
 22,500   Johnson & Johnson                       1,834
 10,100   Eli Lilly & Company                       976
  8,200   Medtronic, Inc.                           474
 42,700   Merck & Company, Inc.                   2,455
 21,600   Pfizer, Inc.                            1,239
 12,800   Schering-Plough                           686
  1,600   St. Jude Medical, Inc. <F135>              85
  5,800   Tenet Healthcare Corporation              104
  5,900   Upjohn Company                            299
                                                 ------
                                                 12,227
                                                 ------


          ELECTRIC 1.0%
  5,432   CINergy Corporation                       154
  8,600   Consolidated Edison Company
            Of New York, Inc.                       261
  7,300   Duke Power Company                        327
  4,500   General Public Utilities Corporation      141
  9,800   PacifiCorp                                185
  8,400   Texas Utilities Company                   309
  3,500   Union Electric Company                    137
                                                  -----
                                                  1,514
                                                  -----


          ELECTRICAL EQUIPMENT 3.0%
  7,500   AMP, Inc.                                 294
  8,300   Emerson Electric Company                  591
 58,500   General Electric Company                3,700
  1,700   Grainger (W.W.), Inc.                     106
  2,600   Scientific-Atlanta, Inc.                   32
                                                  -----
                                                  4,723
                                                  -----


          ELECTRONICS 4.1%
  1,700   General Signal Corporation                 54
  1,400   Harris Corporation                         81
 17,800   Hewlett-Packard Company                 1,649
 28,200   Intel Corporation                       1,970
  6,200   Loral Corporation                         184
 20,500   Motorola, Inc.                          1,345
  4,200   National Semiconductor Corporation<F135>  102
  8,500   Northern Telecom Ltd.                     306
  1,200   Perkin-Elmer Corporation                   42
  1,100   Tektronix, Inc.                            65
  1,900   Teledyne, Inc.                             47
  6,600   Texas Instruments, Inc.                   450
    650   Thomas & Betts Corporation                 42
  1,600   Western Atlas, Inc. <F135>                 70
                                                  -----
                                                  6,407
                                                  -----


          ENERGY 3.0%
  6,500   American Electric Power Company           248
  5,750   Baltimore Gas & Electric Company          154
  5,700   Carolina Power & Light Company            187
  6,300   Central & South West Corporation          169
  4,125   Coastal Corporation                       134
  3,300   Consolidated Natural Gas Company          125
  5,300   Detroit Edison Company                    179
  6,300   Dominion Resources, Inc.                  250
  7,700   Entergy Corporation                       219
  6,500   FPL Group, Inc.                           272
  4,300   Houston Industries, Inc.                  199
  4,100   Niagara Mohawk Power Corporation           44
  1,400   NICOR, Inc.                                38
  2,300   Northern States Power Company             109
  5,100   Ohio Edison Company                       117
  3,100   Pacific Enterprises, Inc.                  77
 14,400   Pacific Gas & Electric Company            423
  4,608   Panhandle Eastern Corporation             116
  7,800   Peco Energy Company                       228
  8,300   Public Service Enterprises Group, Inc.    244
 16,300   SCEcorp                                   277
  3,100   Sonat, Inc.                                89
 24,000   Southern Company                          573
  7,700   Unicom Corporation                        252
                                                  -----
                                                  4,723
                                                  -----


          ENERGY-RAW MATERIALS 0.4%
  5,100   Baker Hughes, Inc.                        100
  6,100   Dresser Industries, Inc.                  127
  4,300   Halliburton Company                       178
    900   Louisiana Land & Exploration Company       32
  2,300   McDermott International, Inc.              37
 10,300   Occidental Petroleum Corporation          221
                                                  -----
                                                    695
                                                  -----


          ENTERTAINMENT & LEISURE 1.5%
  4,500   Brunswick Corporation                      88
  3,650   Hasbro, Inc.                              111
    900   King World Productions, Inc. <F135>        31
  7,290   Mattel, Inc.                              210
 24,300   McDonald's Corporation                    996
  2,400   Premark International, Inc.               111
  6,621   Price/Costco, Inc.<F135>                  113
 12,685   Viacom, Inc. - Class B                    634
  3,850   Wendy's International, Inc.                77
                                                  -----
                                                  2,371
                                                  -----

          FINANCE 1.5%
 17,100   American Express Company                  695
  1,600   Beneficial Corporation                     78
  5,100   Great Western Financial Corporation       115
  3,700   H.F. Ahmanson & Company                    92
  3,200   Household International, Inc.             180
  6,500   Merrill Lynch & Company, Inc.             361
  5,100   National City Corporation<F135>           157
  3,500   Salomon, Inc.                             126
     56   Transport Holdings, Inc. - Class A<F135>    2
 11,339   The Travelers, Inc.                       573
                                                  -----
                                                  2,379
                                                  -----


          FINANCIAL SERVICES 1.1%
  5,973   Dean Witter Discover and Company          297
  9,500   Federal National Mortgage Association     996
  4,800   MBNA Corporation                          177
  2,700   Morgan Stanley Group, Inc.                235
                                                  -----
                                                  1,705
                                                  -----


          FOOD, BEVERAGES & TOBACCO 7.7%
  6,400   American Brands, Inc.                     274
 20,711   Archer-Daniels-Midland Company            334
  8,700   Campbell Soup Company                     456
 43,600   Coca-Cola Company                       3,134
  8,375   ConAgra, Inc.                             323
  5,000   CPC International, Inc.                   332
  5,900   Dardeen Restaurants, Inc.                  67
  5,100   General Mills, Inc.                       293
  8,600   Heinz (H.J.) Company                      400
  3,100   Hershey Foods Corporation                 185
  7,700   Kellogg Company                           556
  2,100   Loews Corporation                         308
 26,700   PepsiCo, Inc.                           1,408
 29,100   Philip Morris Companies, Inc.           2,459
  2,900   Pioneer Hi-Bred International, Inc.       144
  4,600   Quaker Oats Company                       157
  3,400   Ralston-Ralston Purina Group              202
 16,900   Sara Lee Corporation                      496
  5,900   Sysco Corporation                         179
  6,600   UST, Inc.                                 198
  3,800   Wrigley (Wm) Jr. Company                  177
                                                 ------
                                                 12,082
                                                 ------


          FOREST PRODUCTS 1.7%
  1,500   Avery Dennison Corporation                 67
  1,400   Boise Cascade Corporation                  51
  3,500   Champion International Corporation        187
  1,300   Federal Paperboard Company                 55
  3,400   Georgia-Pacific Corporation               280
  8,600   International Paper Company               318
  2,900   James River Corporation of Virginia        93
  5,700   Kimberly-Clark Corporation                414
  3,672   Louisiana Pacific Corporation              88
  2,200   Mead Corporation                          127
    700   Potlatch Corporation                       29
  5,200   Scott Paper Company                       277
  1,550   Temple-Inland, Inc.                        71
  2,350   Union Camp Corporation                    120
  2,925   Westvaco Corporation                       81
  7,050   Weyerhaeuser Company                      311
  2,200   Willamette Industries                     128
                                                  -----
                                                  2,697
                                                  -----


          GOLD & PRECIOUS METALS 0.6%
 12,600   Barrick Gold Corporation                  291
  3,500   Cyprus Amax Minerals Company               91
  3,000   Echo Bay Mines, Ltd.                       27
  7,100   Freeport McMoRan Copper & Gold, Inc.      162
  4,100   Homestake Mining Company                   63
  8,461   Placer Dome, Inc.                         185
  5,152   Santa Fe Pacific Gold Corporation          51
                                                  -----
                                                    870
                                                    ---


          HEALTH CARE SERVICES & SUPPLIES 1.1%
  1,800   Bausch & Lomb, Inc.                        62
  2,700   Beverly Enterprises<F135>                  32
 15,252   Columbia/HCA Healthcare Corporation       749
  2,200   Manor Care, Inc.                           72
  5,800   United Healthcare Corporation             308
  4,600   Warner-Lambert Company                    392
                                                  -----
                                                  1,615
                                                  -----
          HOSPITAL SUPPLIES & SERVICES 0.2%
  3,300   Biomet, Inc. <F135>                        55
  5,400   Boston Scientific Corporation<F135>       227
  1,500   US Surgical Corporation                    37
                                                  -----
                                                    319
                                                  -----


          INSURANCE 3.4%
  4,200   Aetna Life and Casualty Company           296
  1,300   Alexander & Alexander Services, Inc.       29
 15,773   Allstate Corporation                      580
  7,300   American General Corporation              240
 16,355   American International Group, Inc.      1,380
  3,100   Chubb Corporation                         279
  2,500   CIGNA Corporation                         248
  2,900   General Re Corporation                    420
  1,700   Jefferson-Pilot Corporation               112
  8,202   KeyCorp                                   277
  3,100   Lincoln National Corporation              138
  2,600   Marsh & McLennan Companies, Inc.          213
  3,200   Providian Corporation                     126
  2,200   SAFECO Corporation                        141
  2,900   St. Paul Companies, Inc.                  147
  2,450   Torchmark Corporation                     102
  2,200   Transamerica Corporation                  149
  2,600   UNUM Corporation                          137
  5,400   US Healthcare, Inc.                       208
  2,800   USF&G Corporation                          47
                                                  -----
                                                  5,269
                                                  -----

          LIQUOR 0.7%
  8,800   Anheuser-Busch Companies, Inc.            581
  2,500   Brown-Foreman Corporation - Class B        95
 12,800   Seagram Company Ltd.                      461
                                                  -----

           MACHINERY - AUTOMOTIVE 0.0%
  1,500   Varity Corporation<F135>                   54
                                                  -----

          MACHINERY - INDUSTRIAL 0.0%
  1,600   Harnischfeger Industries, Inc.             50
                                                  -----

          MEDIA 1.9%
  1,200   Andrew Corporation<F135>                   51
  5,500   Capital Cities/ABC, Inc.                  652
  2,375   CBS, Inc.                                 192
  8,100   Comcast Corporation - Class A             145
  3,700   Dow Jones & Company, Inc.                 130
  4,900   Gannett Company, Inc.                     266
  2,500   Harcourt General, Inc.                     99
  2,800   Interpublic Group Of Companies, Inc.      108
  1,900   Knight-Ridder, Inc.                       105
  3,100   New York Times Company - Class A           86
 23,100   Tele-Communications, Inc. - Class A<F135> 393
 13,100   Time Warner, Inc.                         478
  3,623   Times Mirror Company - Class A            105
  2,200   Tribune Company                           139
                                                  -----
                                                  2,949
                                                  -----


          METALS & MINERALS 0.3%
  3,100   Bethlehem Steel Corporation<F135>          41
  1,300   Inland Steel Industries, Inc.              30
  3,000   Nucor Corporation                         144
 11,466   USX Corporation-Marathon Group, Inc.      204
  2,293   USX Corporation-US Steel Group, Inc.       69
  3,225   Worthington Industries, Inc.               54
                                                  -----
                                                    542
                                                  -----


          MISCELLANEOUS 0.8%
  5,400   Applied Materials, Inc. <F135>            271
  2,900   Mallinckrodt Group, Inc.                  101
 14,700   Minnesota Mining & Manufacturing
            Company                                 836
                                                  -----
                                                  1,208
                                                  -----

          NATURAL GAS 0.2%
  8,500   Enron Corporation                         292
                                                  -----

          NON-FERROUS METALS 0.8%
  7,850   Alcan Aluminum Ltd.                       248
  6,400   Aluminum Company of America               326
  1,200   ASARCO, Inc.                               39
  4,800   Englehard Corporation                     119
  3,600   Inco, Ltd.                                124
  2,721   Newmont Mining Corporation                103
  2,700   Phelps Dodge Corporation                  171
  2,100   Reynolds Metals Company                   106
                                                  -----
                                                  1,236
                                                  -----


          OFFICE EQUIPMENT 0.1%
 12,000   Novell, Inc.                              198
                                                  -----


          OIL - DOMESTIC 1.9%
  3,000   Amerada Hess Corporation                  135
 17,200   Amoco Corporation                       1,099
  1,900   Ashland, Inc.                              60
  5,500   Atlantic Richfield Company                587
  4,800   Burlington Resources, Inc.                173
  1,800   Columbia Gas Systems, Inc. <F135>          69
  1,600   Kerr-McGee Corporation                     88
  4,900   Oryx Energy Company<F135>                  56
  1,700   Pennzoil Company                           64
  8,800   Phillips Petroleum Company                284
  3,800   Sun Company, Inc.                         109
  8,100   Unocal Corporation                        213
                                                  -----
                                                  2,937
                                                  -----

          OIL & GAS SERVICES 0.3%
  8,700   Schlumberger, Ltd.                        542
                                                  -----

          OIL - INTERNATIONAL 5.5%
 22,500   Chevron Corporation                     1,052
 42,700   Exxon Corporation                       3,261
 13,600   Mobil Corporation                       1,370
 18,600   Royal Dutch Petroleum Company           2,285
  9,200   Texaco, Inc.                              627
                                                  -----
                                                  8,595
                                                  -----

          POLLUTION CONTROL 0.4%
  7,100   Browning-Ferris Industries, Inc.          207
 17,300   WMX Technologies, Inc.                    487
                                                  -----
                                                    694
                                                  -----

          PRINTING & PUBLISHING 0.2%
  1,600   McGraw-Hill, Inc.                         131
  5,000   R.R. Donnelley & Sons Company             182
                                                  -----
                                                    313
                                                  -----

          PRODUCTION 1.4%
  1,200   Briggs & Stratton Corporation              48
  6,800   Caterpillar, Inc.                         382
  1,400   Cincinnati Milacron, Inc.                  36
  4,200   Cooper Industries, Inc.                   142
  3,100   Deere & Company                           277
  4,400   Dover Corporation                         174
  1,400   FMC Corporation<F135>                     100
  1,600   Foster Wheeler Corporation                 60
  4,000   Illinois Tool Works, Inc.                 233
  3,800   Ingersoll-Rand Company                    134
  3,466   Pall Corporation                           84
  2,250   Parker-Hannifin Corporation                76
  1,850   Raychem Corporation                        86
  1,300   Timken Company                             52
  2,500   Tyco International, Ltd.                  152
 13,100   Westinghouse Electric Corporation         185
                                                  -----
                                                  2,221
                                                  -----

          RAILROADS 1.2%
  5,281   Burlington Northern Santa Fe              443
  2,600   Conrail, Inc.                             179
  3,560   CSX Corporation                           298
  4,500   Norfolk Southern Corporation              348
  7,300   Union Pacific Corporation                 477
  3,500   Whitman Corporation                        74
                                                  -----
                                                  1,819
                                                  -----


          RETAIL 3.8%
  8,600   Albertson's, Inc.                         286
  2,600   American Greetings Corporation             82
  5,200   American Stores Company                   155
  3,300   Circuit City Stores, Inc.                 110
  2,500   Dayton Hudson Corporation                 172
  4,300   Dillard Department Stores,
            Inc. - Class A                          117
  4,900   Gap, Inc.                                 193
  2,500   Giant Food, Inc.                           80
 15,400   Kmart Corporation                         125
  3,800   Kroger Corporation<F135>                  127
 12,000   The Limited, Inc.                         221
  5,600   Lowe's Companies, Inc.                    151
  8,876   May Department Stores Company             348
    900   Mercantile Stores Company, Inc.            40
  2,800   Nordstrom, Inc.                           104
  8,300   J.C. Penney Company, Inc.                 350
  2,000   Pep Boys-Manny, Moe & Jack                 44
  3,100   Rite Aid Corporation                       84
 13,500   Sears Roebuck and Company                 459
  2,200   Supervalu, Inc.                            68
  2,600   Tandy Corporation                         128
  2,500   TJX Companies, Inc.                        34
 10,225   Toys "R" Us, Inc. <F135>                  224
  8,900   Walgreen Company                          254
 79,700   Wal-Mart Stores, Inc.                   1,724
  2,700   Winn-Dixie Stores, Inc.                   176
  4,400   Woolworth Corporation                      64
                                                  -----
                                                  5,920
                                                  -----

          SAVINGS & LOAN 0.3%
  6,100   Federal Home Loan Mortgage Corporation    422
  1,700   Golden West Financial Corporation          85
                                                  -----
                                                    507
                                                  -----


          SEMICONDUCTORS 0.4%
  3,900   Advanced Micro Devices, Inc. <F135>        93
  7,100   Micron Technology Incorporated            501
                                                  -----
                                                    594
                                                  -----


          SOFTWARE 1.3%
 20,100   Microsoft Corporation<F135>             2,010
                                                  -----


          TELECOMMUNICATIONS 8.6%
 16,900   Airtouch Communications, Inc.             482
  6,500   Alltell Corporation                       199
 19,200   Ameritech Corporation                   1,037
 54,656   AT & T Corporation                      3,498
 15,200   Bell Atlantic Corporation                 967
 17,000   BellSouth Corp                          1,301
  2,500   Cabletron Systems<F135>                   197
  4,400   DSC Communications Corporation<F135>      163
 33,200   GTE Corporation                         1,370
 23,900   MCI Communications Corporation            596
 14,500   NYNEX Corporation                         682
 14,500   Pacific Telesis Group                     440
 21,000   SBC Communications, Inc.                1,173
 12,000   Sprint Corporation                        462
  2,800   Tellabs, Inc. <F135>                       95
 16,553   US West, Inc.                             788
                                                 ------
                                                 13,450
                                                 ------


          TEXTILES & APPAREL 0.5%
  2,500   Fruit of the Loom, Inc. <F135>             43
  3,600   Liz Claiborne, Inc.                       102
  3,600   Melville Corporation                      115
  5,400   Nike, Inc. - Class B                      306
  2,600   Reebok International Ltd.                  88
  2,000   Russell Corporation                        49
  2,077   VF Corporation                             99
                                                  -----
                                                    802
                                                  -----


          TIRE & RUBBER 0.2%
  3,200   Cooper Tire & Rubber Company               74
    800   Goodrich (B.F.) Company                    53
  5,262   Goodyear Tire & Rubber Company            200
                                                  -----
                                                    327
                                                  -----


          TRANSPORTATION 0.0%
  2,000   Pittson Company                            55
                                                  -----


          TRANSPORTATION EQUIPMENT 0.0%
  1,700   Cummins Engine Company, Inc.               60
                                                  -----

          TRAVEL & RECREATION 1.0%
  5,850   CUC International, Inc. <F135>            203
  3,650   Harrahs Entertainment, Inc. <F135>         90
  1,600   Hilton Hotels Corporation                 107
  4,900   Marriott International, Inc.              181
 18,100   Walt Disney Company                     1,043
                                                  -----
                                                  1,624
                                                  -----


          TRUCKING 0.1%
  1,300   Roadway Services, Inc.                     58
  3,450   Ryder System, Inc.                         83
                                                  -----
                                                    141
                                                  -----


          Total Common Stock
          (Cost $101,960)                       147,660
                                                -------


          PREFERRED STOCKS 0.0%
     19   Teledyne Inc. Preferred Ser E               -
                                                  -----


          Total Preferred Stock
          (Cost $0)                                   -
                                                  -----


                                                 1,137


   Principal
    Amount                                Market Value
(in thousands)                           (in thousands)
--------------                           --------------

          SHORT-TERM INVESTMENTS 5.7%
          U.S. TREASURIES 0.2%
    330   U.S. Treasury Bill,
          5.42%, 11/02/95                           330
                                                 ------


          Total U.S. Treasuries
          (Cost $330)                               330
                                                 ------


          VARIABLE RATE DEMAND NOTES 5.5%
  2,324   Eli Lilly Demand Note                   2,324
  4,174   Sara Lee Demand Note                    4,174
  2,058   Southwestern Bell Demand Note           2,058
                                                  -----


          Total Variable Rate Demand Notes
          (Cost $8,556)                           8,556
                                                  -----


          Total Short-Term Investments
          (Cost $8,886)                           8,886
                                                  -----


          Total Investments 99.9%
          (Cost $110,846)                       156,546
                                                -------


          Other Assets, less Liabilities 0.1%       223
                                                  -----


          TOTAL NET ASSETS 100.0%               156,769
                                                =======

<F135>Non-income producing

                     See notes to the financial statements.



MIDCORE GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

   Number                                 Market Value
  of Shares                              (in thousands)
  ---------                              --------------

          COMMON STOCKS 98.3%
          AUTO PARTS 2.0%
 72,900   AutoZone, Inc.<F136>                    1,804
 37,000   Lear Seating Corporation<F136>          1,027
                                                  -----
                                                  2,831
                                                  -----


          BIO-TECHNOLOGY 0.8%
 33,700   Millipore Corporation                   1,192
                                                  -----


          BUILDING MATERIALS 0.5%
 18,000   Home Depot, Inc.                          670
                                                  -----


          BUSINESS SERVICES 9.8%
 46,900   Ceridian Corporation<F136>              2,040
 58,500   H & R Block, Inc.                       2,413
 86,815   First Data Corporation                  5,741
 77,900   General Motors Corporation - Class E    3,671
  8,000   Reynolds & Reynolds - Class A             285
                                                 ------
                                                 14,150
                                                 ------

          CAPITAL GOODS - MANUFACTURING 3.8%
 20,000   Dover Corporation                         790
 78,000   Tyco International, Ltd.                4,739
                                                  -----
                                                  5,529
                                                  -----


          COMMUNICATIONS & MEDIA 5.4%
 28,000   Infinity Broadcasting Corporation<F136>   910
 70,800   Interpublic Group of Companies, Inc.    2,744
125,000   PanAmSat Corporation<F136>              1,891
 41,600   Reuters Holdings, PLC ADR               2,309
                                                  -----
                                                  7,854
                                                  -----


          COMPUTERS 1.7%
 89,200   Sungard Data Systems, Inc. <F136>       2,453
                                                  -----


          CONSUMER PRODUCTS 1.3%
 75,000   Newell Company                          1,809
                                                  -----


          DISTRIBUTION 3.9%
 64,200   Alco Standard Corporation               5,682

          DRUGS 2.6%
 95,200   Elan Corporation, PLC ADR<F136>         3,820
                                                  -----



          ELECTRICAL EQUIPMENT 4.5%
 66,000   AVX Corporation                         2,054
 20,000   Kemet Corporation<F136>                   690
 80,093   Molex, Inc. - Class A                   2,463
  3,000   SGS-Thomson Microelectronics<F136>        136
 31,000   Vishay Intertechnology, Inc. <F136>     1,093
                                                  -----
                                                  6,436
                                                  -----


          ENERGY - NATURAL GAS 1.1%
 46,000   Enron Corporation                       1,581
                                                  -----


          ENTERTAINMENT & LEISURE 5.5%
122,200   GTECH Holdings Corporation<F136>        2,994
 74,000   Mirage Resorts, Inc. <F136>             2,423
 49,735   Viacom, Inc. - Class B<F136>            2,487
                                                  -----
                                                  7,904
                                                  -----


          FINANCE COMPANIES 3.1%
 97,200   First USA, Inc.                         4,471
                                                  -----


          FINANCIAL SERVICES 5.8%
 33,000   Federal National Mortgage Association   3,461
134,900   MBNA Corporation                        4,974
                                                  -----
                                                  8,435
                                                  -----


          HEALTH CARE SERVICES & SUPPLIES 12.8%
115,464   Columbia/HCA Healthcare Corporation     5,672
118,400   Foundation Health Corporation<F136>     5,017
 73,700   Health Care & Retirement
            Corporation<F136>                     2,165
 77,500   Lincare Holdings, Inc. <F136>           1,928
 47,000   United Healthcare Corporation           2,497
 45,000   Vencor, Inc. <F136>                     1,249
                                                 ------
                                                 18,528
                                                 ------


          HOSPITAL SUPPLIES & SERVICES 0.5%
 18,000   Boston Scientific Corporation<F136>       758
                                                 ------


          INSURANCE 5.8%
 66,750   AFLAC, Inc.                             2,720
 48,800   MBIA, Inc.                              3,398
 39,000   MGIC Investment Corporation             2,218
                                                  -----
                                                  8,336
                                                  -----



          LODGING 1.6%
 25,000   La Quinta Inns, Inc.                      644
 78,000   Promus Hotel Corporation<F136>          1,716
                                                  -----
                                                  2,360
                                                  -----


          MACHINERY - AUTOMOTIVE 1.7%
 67,000   Varity Corporation<F136>                2,429
                                                  -----


          MACHINERY - DIVERSIFIED 1.0%
 32,400   York International Corporation          1,418
                                                  -----


          MACHINERY - INDUSTRIAL 2.3%
 71,400   Thermo Electron Corporation<F136>       3,284
                                                  -----


          OFFICE PRODUCTS 1.3%
 73,250   Staples, Inc. <F136>                    1,950
                                                  -----


          POLLUTION CONTROL 1.1%
 55,000   Browning-Ferris Industries, Inc.        1,602
                                                  -----


          RETAIL 3.2%
104,000   General Nutrition Companies, Inc. <F136>2,587
 30,000   Kohl's Corporation<F136>                1,361
 25,425   Lowe's Companies, Inc.                    686
                                                  -----
                                                  4,634
                                                  -----


          SEMICONDUCTORS 1.1%
 32,700   LSI Logic Corporation<F136>             1,541
                                                  -----


          SOFTWARE 3.9%
 49,000   Bay Networks<F136>                      3,246
  9,000   Microsoft Corporation<F136>               900
 80,200   Platinum Technology<F136>               1,464
                                                  -----
                                                  5,610
                                                  -----


          TEXTILES & APPAREL 1.8%
 25,100   Cintas Corporation                      1,054
 28,000   Nike, Inc. - Class B                    1,589
                                                  -----
                                                  2,643
                                                  -----


          TRANSPORTATION - RAILROAD 0.5%
  9,000   Burlington Northern Santa Fe Company      755
                                                  -----

          TRAVEL & RECREATION 5.2%
151,400   Carnival Corporation - Class A          3,520
116,350   CUC International, Inc. <F136>          4,029
                                                  -----
                                                  7,549
                                                  -----


          UTILITIES - TELEPHONE 2.7%
 31,500   DSC Communications Corporation<F136>    1,165
 29,200   Frontier Corporation                      788
 60,000   WorldCom, Inc. <F136>                   1,958
                                                  -----
                                                  3,911
                                                  -----


          Total Common Stock
          (Cost $107,302)                       142,125
                                                -------


    Number
   of Shares
(in thousands)
 -------------

          SHORT-TERM INVESTMENTS 1.8%
          INVESTMENT COMPANIES 1.8%
     10   Financial Square Prime Obligation Fund     10
  2,527   Short-Term Investments Co.
          Liquid Assets Portfolio                 2,527
                                                  -----


          Total Short-Term Investments
          (Cost $2,537)                           2,537
                                                  -----
          Total Investments 100.1%
          (Cost $109,839)                       144,662
                                                -------


          Liabilities, less Other
          Assets (0.1)%                           (129)
                                                  -----


          TOTAL NET ASSETS 100.0%               144,533
                                                =======

<F136>Non-income producing

                     See notes to the financial statements.


SPECIAL GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

    Number                                Market Value
   of Shares                             (in thousands)
   ---------                              -------------

          COMMON STOCKS 89.5%
          AIR TRANSPORTATION 0.4%
 72,750   Comair Holdings, Inc.                   2,041
                                                  -----


          AUTO PARTS 0.9%
 64,800   APS Holding Corporation<F137>           1,328
 42,800   Copart, Inc. <F137>                       974
 88,300   Lear Seating Corporation<F137>          2,450
                                                  -----
                                                  4,752
                                                  -----


          BIO-TECHNOLOGY 0.4%
209,300   Perseptive Biosystems, Inc. <F137>      2,224
                                                  -----


          BUSINESS MACHINES & SOFTWARE 0.7%
  9,900   Madge Networks N. V.                      415
 62,600   Mylex Corporation<F137>                 1,166
 31,400   National Instruments Corporation<F137>    589
 43,400   Network General Corporation<F137>       1,801
                                                  -----
                                                  3,971
                                                  -----


          BUSINESS SERVICES 6.1%
 30,450   FIserv, Inc. <F137>                       784
124,100   Franklin Quest Company<F137>            2,963
 85,200   Interim Services, Inc. <F137>           2,535
 98,500   Keane, Inc. <F137>                      2,659
403,500   Manpower, Inc.                         10,945
180,800   Medaphis Corporation<F137>              5,740
117,600   Robert Half International, Inc. <F137>  4,292
 81,000   U.S. Delivery Systems, Inc. <F137>      1,681
                                                 ------
                                                 31,599
                                                 ------


          CHEMICALS 1.5%
283,500   Airgas, Inc. <F137>                     7,548
                                                  -----


          COMMUNICATIONS & MEDIA 0.4%
 75,400   Cellstar Corporation<F137>              2,092
                                                  -----
          COMPUTERS 0.6%
 98,500   Danka Business Systems PLC ADR          3,300
                                                  -----


          CONSUMER SERVICES 2.4%
316,100   Loewen Group, Inc.                     12,659
                                                 ------



          CONTAINERS 0.8%
147,800   Sealed Air Corporation<F137>            3,898
                                                  -----


          ELECTRICAL EQUIPMENT 0.9%
156,400   AVX Corporation                         4,868
                                                  -----


          ELECTRONICS 2.9%
218,200   Arrow Electronics, Inc. <F137>         11,074
 21,100   Checkpoint Systems, Inc. <F137>           609
 94,200   Digi International, Inc. <F137>         2,520
 13,600   Progress Software Corporation<F137>       891
                                                  -----

                                                 15,094
                                                 ------


          ENERGY - OIL & GAS 0.8%
182,300   NGC Corporation                         1,641
 48,400   Tejas Gas Corporation<F137>             2,269
                                                  -----

                                                  3,910
                                                  -----


          ENTERTAINMENT & LEISURE 3.1%
174,700   Hollywood Entertainment Corporation     4,673
260,900   Mirage Resorts, Inc. <F137>             8,544
  5,000   Movie Gallery, Inc. <F137>                193
 72,950   Regal Cinemas, Inc. <F137>              2,863
                                                  -----
                                                 16,273
                                                 ------


          FINANCIAL SERVICES 4.8%
 29,700   Advanta Corporation - Class B           1,062
 96,700   AMBAC, Inc.                             4,073
 39,600   Green Tree Financial Corporation        1,054
 72,900   National Data Corporation               1,932
174,636   Quick And Reilly Group, Inc.            4,148
555,100   The Charles Schwab Corporation         12,698
                                                 ------
                                                 24,967
                                                 ------


          HEALTH CARE SERVICES & SUPPLIES 21.5%
105,700   American Medical Response, Inc. <F137>  3,052
482,300   Biomet, Inc. <F137>                     8,018
173,556   Cardinal Health, Inc.                   8,916
 52,300   Cordis Corporation<F137>                5,779
546,975   Health Management Associates,
            Inc. - Class A                       11,760
238,000   Healthsource, Inc. <F137>              12,614
136,200   Medisense, Inc. <F137>                  2,911
100,100   Medpartners, Inc. <F137>                2,803
108,800   Multicare Companies, Inc. <F137>        2,040
188,500   Oxford Health Plans<F137>              14,750
167,600   Pacificare Health Systems, Inc. <F137> 12,193
216,500   Quorum Health Group, Inc. <F137>        4,641
108,700   Renal Treatment Centers<F137>           3,913
343,300   Surgical Care Affiliates               10,170
321,500   Vencor, Inc. <F137>                     8,922
                                                  -----
                                                112,482
                                                -------

          HOSPITAL SUPPLIES & SERVICES 0.9%
 20,400   Idexx Laboratories, Inc.                  831
109,800   Omnicare, Inc.                          3,980
                                                  -----
                                                  4,811
                                                  -----


          HOUSING 3.6%
432,115   Clayton Homes, Inc.                    11,343
 88,700   Oakwood Homes Corp.                     3,326
126,875   Southern Energy Homes, Inc. <F137>      1,871
125,300   Toll Brothers, Inc. <F137>              2,240
                                                  -----
                                                 18,780
                                                 ------


          INSURANCE 5.8%
122,800   Equitable Iowa Companies                4,298
170,900   Arthur J. Gallagher & Company           6,046
157,700   MGIC Investment Corporation             8,969
289,300   Protective Life Corporation             8,245
 68,000   Vesta Insurance Group, Inc.             2,745
                                                  -----
                                                 30,303
                                                 ------


          LIQUOR 0.3%
 27,500   Canandaigua Wine Company, Inc. <F137>   1,320
                                                  -----


          MACHINERY - AUTOMOTIVE 1.3%
190,900   Varity Corporation<F137>                6,920
                                                  -----


          MACHINERY - INDUSTRIAL 0.8%
198,500   TriMas Corporation                      4,119
                                                  -----


          OFFICE PRODUCTS 1.7%
126,375   Office Depot, Inc. <F137>               3,617
 44,800   Officemax, Inc. <F137>                  1,109
 98,500   Viking Office Products, Inc. <F137>     4,383
                                                  -----
                                                  9,109
                                                  -----


          PRINTING & PUBLISHING 0.5%
 61,200   Banta Corporation                       2,647
                                                  -----


          RESTAURANTS 3.2%
158,450   Apple South, Inc.                       3,248
 31,200   DF & R Restaurants, Inc. <F137>           952
100,000   IHOP Corporation<F137>                  2,150
 37,700   Landrys Seafood
            Restaurants Incorporated                509
107,400   Lone Star Steakhouse & Saloon<F137>     4,148
178,900   Outback Steakhouse, Inc. <F137>         5,613
                                                  -----
                                                 16,620
                                                 ------


          RETAIL 8.5%
 13,800   CompUSA, Inc. <F137>                      528
388,000   Consolidated Stores Corporation<F137>   8,972
159,000   Dept 56, Inc. <F137>                    7,215
 53,600   Discount Auto Parts, Inc. <F137>        1,434
431,157   Dollar General Corporation             10,563
200,600   Kohl's Corporation<F137>                9,102
 54,700   Micro Warehouse, Inc. <F137>            2,434
214,000   Musicland Stores Corporation<F137>      1,391
146,400   Sports and Recreation, Inc. <F137>      1,080
107,800   Trend Lines, Inc. - Class A<F137>       1,415
                                                  -----
                                                 44,134
                                                 ------


          SEMICONDUCTORS 3.5%
131,700   Atmel Corporation                       4,116
 24,700   Burr-Brown Corporation                    803
158,100   Dallas Semiconductor Corporation        3,360
 65,400   Integrated Circuit Systems<F137>          887
 22,600   Lattice Semiconductor Corporation<F137>   887
 28,900   Linear Technology Corporation           1,264
 37,600   Maxim Integrated Products<F137>         2,811
 39,525   Microchip Technology, Inc. <F137>       1,569
 14,500   SDL, Inc. <F137>                          370
 56,700   S3 Incorporated<F137>                     971
 39,500   Triquint Semiconductor, Inc. <F137>       899
 11,100   VLSI Technology<F137>                     261
                                                    ---
                                                 18,198
                                                 ------



          SOFTWARE 1.7%
179,600   Compuware Corporation<F137>             4,086
 32,000   McAfee Associates, Inc. <F137>          1,864
 30,100   Parametric Technology Company<F137>     2,017
 26,400   Softkey International, Inc. <F137>        832
                                                  -----
                                                  8,799
                                                  -----


          TELECOMMUNICATIONS 3.5%
225,200   Aspect Telecommunications Corporation   7,741
224,100   Boston Technology, Inc. <F137>          3,081
 99,100   Cidco, Inc. <F137>                      2,936
 43,900   Comverse Technology<F137>                 999
 71,900   Pairgain Technologies<F137>             3,074
  4,700   U.S. Robotics Corporation<F137>           435
                                                  -----
                                                 18,266
                                                 ------


          TEXTILES & APPAREL 2.7%
 98,300   Gymboree Corporation<F91>               2,224
227,400   Jones Apparel Group, Inc. <F137>        7,788
 72,200   The Men's Wearhouse, Inc. <F137>        2,816
 36,300   Oakley Incorporated<F137>               1,252
                                                  -----
                                                 14,080
                                                 ------


          TRANSPORTATION 1.3%
144,300   Arnold Industries, Inc.                 2,345
 81,228   Fritz Companies, Inc.                   2,843
 59,250   Heartland Express, Inc. <F137>          1,607
  8,700   TNT Freightways Corporation               157
                                                  -----
                                                  6,952
                                                  -----

          TRANSPORTATION EQUIPMENT 0.3%
 53,150   Wabash National Corporation             1,349
                                                  -----


          UTILITIES - TELEPHONE 1.7%
306,800   Century Telephone Enterprises           8,897
                                                  -----


          Total Common Stock
          (Cost $349,710)                       466,982
                                                -------


          SHORT-TERM INVESTMENTS 8.4%
          INVESTMENT COMPANIES 6.5%
  9,878   Financial Square Prime Obligation Fund  9,878
 23,835   Short-Term Investments Co.
          Liquid Assets Portfolio                23,835
                                                 ------

                                                 33,713
                                                 ------


   Principal
    Amount
(in thousands)
--------------

          COMMERCIAL PAPER 1.9%
$10,000   ITT Hartford Group
          5.78%, 11/17/95                         9,974
                                                  -----


          Total Short-Term Investments
          (Cost $43,687)                         43,687
                                                 ------


          Total Investments 97.9%
          (Cost $393,397)                       510,669
                                                -------


          Other Assets, less Liabilities 2.1%    10,828
                                                 ------


          TOTAL NET ASSETS 100.0%               521,497
                                                =======

<F137>Non-income producing

                     See notes to the financial statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995
Number                                                                  Market
of Shares                               Industry                         Value
---------                               --------                        ------

        COMMON AND PREFERRED STOCKS 96.7%
        AUSTRALIA 2.6%
 1,400  Aberfoyle                       Non-ferrous Metals               2,929
 9,400  Amcor Limited                   Forest Products                 70,361
 4,323  Ampolex Ltd.                    Gas Exploration                  8,550
 4,200  Ashton Mining Ltd.              Non-ferrous Metals               5,271
11,744  Australian National Industries  Conglomerates                    9,202
16,900  Boral Limited                   Construction Materials          40,367
 3,300  Brambles Inds Ltd.              Business Services               35,043
 7,694  Burns Philp & Co.               Retail Trade                    17,207
 2,700  Caltex Australia                Petroleum Services               8,708
 7,499  Coca-Cola Amatil Limited        Food & Beverage                 57,957
17,592  Coles Myer Limited              Retail Trade                    60,621
14,604  CSR Limited                     Conglomerates                   46,547
 4,228  Email Limited                   Household Appliances            10,613
 4,654  FAI Insurances                  Insurance                        2,089
50,000  Fosters Brewing Group Limited   Food & Beverage                 47,543
 9,658  General Prop Trust Units        Real Estate                     16,604
14,200  Gold Mines Of Kalg              Gold                            11,342
   433  Goldfields Limited<F138>        Gold                             1,070
17,810  Goodman Fielder Ltd.            Food & Beverage                 17,883
 5,738  Hardie (James) Inds             Construction Materials           9,384
 4,500  ICI Australia                   Chemical                        30,808
 3,437  Lend Lease Corporation Limited  Real Estate                     47,740
23,722  MIM Holdings Limited            Non-ferrous Metals              31,940
 3,400  Newcrest Mining<F138>           Gold                            13,966
10,252  North Ltd.                      Non-ferrous Metals              28,855
 2,125  OPSM Protector Ltd.             Drugs & Healthcare               3,233
16,191  Pacific Dunlop Ltd.             Conglomerates                   39,166
13,600  Pioneer International Ltd.      Construction Materials          33,312
 9,664  QCT Resources                   Miscellaneous                   12,497
 3,029  Renison Goldfields
          Consolidated Ltd.             Gold                            12,719
 1,800  Rothmans Holdings               Tobacco                          6,709
 7,990  Santos Ltd.                     Petroleum Services              21,577
 6,323  Schroders Property Fund         Mutual Fund                     10,307
 2,585  Smith (Howard)                  Conglomerates                   11,405
 8,463  Southcorp Holdings Ltd.         Food & Beverage                 18,219
 4,786  Stockland Trust Group           Real Estate                     11,177
 8,600  TNT<F138>                       Transportation                  12,103
 4,100  Tubemakers of Australia         Industrial Machinery             9,980
14,680  Westfield Trust                 Real Estate                     26,242
   610  Westfield Trust New Units       Real Estate                      1,090
                                                                         -----
                                                                       862,336
                                                                       -------


        AUSTRIA 1.3%
   100  Austrian Airlines<F138>         Air Travel                      16,397
   300  BBAG Oesterr Brau               Beverage & Tobacco              15,408
 1,020  Creditanstalt Bank              Bank                            53,521
   560  Creditanstalt Bank Preferred    Bank                            27,915
   300  EA-Generali AG                  Insurance                       82,037
   100  Lenzing AG                      Chemicals                        8,416
 1,100  Oester Elektrizita              Electric Utilities              67,153
   957  OMV AG<F138>                    Miscellaneous                   82,565
   400  Veitsch-Radex AG<F138>          Non-ferrous Metals               8,960
   300  Wienerberger Baust              Construction Materials          60,241
   300  Z Laenderbank Bank
          Austria AG Preferred          Bank                            13,925
                                                                        ------
                                                                       436,538
                                                                       -------


        BELGIUM 1.7%
    30  Bekaert SA                      Industrial Machinery            22,001
    50  CBR Cimenteries                 Construction Materials          20,362
   710  Delhaize Le Lion                Retail Trade                    27,443
   150  Electrabel                      Electronics                     34,011
   490  Fortis AG                       Insurance                       52,515
   215  Generale De Banque              Banks                           69,451
     5  Generale De Banque VVPR         Banks                            1,615
   375  Gevaert                         Chemicals                       21,872
   102  Glaverbel Groupe                Containers & Glass              11,564
     2  Glaverbel Groupe VVPR           Containers & Glass                   -
   320  GPE Bruxelles LAM               Conglomerates                   41,966
   180  Kredietbank                     Banks                           45,099
    25  Kredietbank VVPR                Banks                            6,341
   205  Royale Belge                    Insurance                       37,001
    25  Royale Belge BBPR               Insurance                        4,555
   125  Solvay                          Chemicals                       63,199
   175  Tractebelinv Intl               Conglomerates                   64,019
    25  Tractebelinv Intl VVPR          Conglomerates                    9,145
   350  Union Miniere<F138>             Non-ferrous Metals              22,769
                                                                        ------
                                                                       554,928
                                                                       -------


        DENMARK 1.2%
   400  Carlsberg A                     Food & Beverage                 20,708
   325  Carlsberg B                     Food & Beverage                 16,825
     2  D/S 1912 B                      Conglomerates                   39,148
     2  D/S Svendborg B                 Conglomerates                   56,160
   625  Danisco                         Food & Beverage                 28,469
    90  Danske Luftfartsel DDL<F138>    Air Travel                       7,491
   595  Den Danske Bank                 Banks                           39,402
   105  FLS Industries B                Industrial Machinery             9,642
    65  GN Store Nord                   Telecommunications               4,816
   335  ISS International Service
          System Series B               Conglomerates                    6,864
   135  Korn-Og Foderstof               Food & Beverage                  6,174
    30  Lauritzen (J) Holding B<F138>   Conglomerates                    4,939
    85  NKT Holding                     Electrical Equipment             4,774
   425  Novo Nordisk As B               Drugs & Healthcare              54,034
   240  OK Ostasiatiske Kompagni<F138>  Conglomerates                    6,190
   115  Radio Meter As B                Drugs & Healthcare               7,026
    65  Sophus Berendsen A              Conglomerates                    7,075
   200  Sophus Berendsen B              Conglomerates                   21,915
    70  Superfos A/S                    Chemicals                        6,210
   600  Unidanmark A                    Banks                           27,550
                                                                        ------
                                                                       375,412
                                                                       -------


        FINLAND 0.8%
   400  Amer Group                      Conglomerate                     6,329
   300  Cultor Oy Series 1              Household Products              12,291
   300  Instrumentarium Series A        Drugs & Healthcare               7,417
 7,860  Kansallis-Yhtymai<F138>         Banks                            6,292
 1,500  Kesko                           Retail                          18,789
   100  Kone Corp B                     Industrial Machinery             9,112
 1,400  Kymmene Corp.                   Forest Products                 38,238
   200  Metra AB A                      Conglomerates                    8,759
   200  Metra AB B                      Conglomerates                    8,665
 2,100  Outokumpu Oy A                  Non-ferrous Metals              33,376
   400  Pohjola A                       Insurance                        5,698
   300  Pohjola B                       Insurance                        4,379
 2,600  Repola                          Forest Products                 50,321
   300  Sampo (Vakuutusosak) A          Insurance                       16,600
   100  Stockmann AB (OY)               Retail                           5,886
 9,500  Unitas Series A<F138>           Banks                           23,039
                                                                        ------
                                                                       255,191
                                                                       -------


        FRANCE 10.5%
   935  Accor                           Leisure                        111,025
   900  Bic                             Toys, Amusements &
                                           Sporting Goods               85,348
    50  Bongrain SA                     Food & Beverage                 26,436
   774  Bouygues                        Home Builders                   82,258
   650  Canal Plus                      Broadcasting                   112,254
 2,750  Carnaudmetalbox                 Containers & Glass             115,218
 2,036  Casino Guich Perr               Leisure                         58,256
   568  Casino Guich Perr Preferred     Leisure                         11,667
   275  Chargeurs                       Conglomerates                   56,541
   100  Cie Gen Geophysique<F138>       Petroleum Services               3,577
   350  Club Mediterranee<F138>         Leisure                         27,433
   908  Compagnie Bancaire              Financial Services              94,087
   160  Comptoirs Modernes              Retail                          51,340
   315  CPR Cie Par Reesco              Investment Companies            24,206
 1,251  Credit Foncier de France<F138>  Banks                           23,139
   426  Credit National                 Banks                           26,032
   200  Dollfus-Mieg DMC                Apparel & Textiles               8,539
   450  Docks de France                 Retail                          68,426
   340  Ecco Ste                        Business Services               52,672
   850  Eridania Beghin-Say             Household Products             142,799
   300  Essilor International           Drugs & Healthcare              55,489
   125  Eurafrance                      Financial Services              41,770
    57  Europe 1 Registered             Broadcasting                    11,824
   400  Finextel                        Financial Services               5,085
   302  GTM Entrepose                   Home Builders                   19,566
 1,673  Havas                           Business Services              115,912
   504  Imetal                          Non-ferrous Metals              59,332
 2,850  Lagardere Groupe                Publishing                      53,180
   920  Legrand                         Electical Equipment            153,807
 3,600  Michelin (CGDE) Class B         Tires & Rubber                 145,313
   966  Moulinex<F138>                  Household Products              19,239
   500  Nord-Est                        Steel                           11,292
 1,885  Pernod-Ricard                   Food & Beverage                114,535
   730  Pinault-Printemps-Redoute       Retail                         158,147
   600  Promodes                        Retail                         146,048
   100  Sagem                           Electronics                     55,591
   250  Saint Louis                     Food & Beverage                 71,839
    50  Salomon SA                      Toys, Amusements &
                                           Sporting Goods               28,838
 3,413  Sanofi                          Drugs & Healthcare             217,563
 4,250  Schneider SA (Ex Spep)          Industrial Machinery           163,819
   600  Sefimeg                         Real Estate                     39,731
 1,700  Seita                           Beverages & Tobacco             59,065
   574  Simco                           Real Estate                     46,157
    10  Skis Rossignol                  Toys, Amusements &
                                           Sporting Goods                2,665
   216  Sodexho                         Leisure                         55,932
    50  Sommer Allibert                 Construction Materials          13,213
   420  Sovac                           Financial Services              52,190
 3,862  Thomson - CSF<F138>             Aerospace                       80,430
   300  Unibail SA                      Financial Services              27,622
   256  Union Immobiliere France        Real Estate                     21,441
 8,050  Usinor Sacilor<F138>            Steel                          120,103
 2,150  Valeo                           Industrial Machinery            97,066
                                                                     ---------
                                                                     3,445,057
                                                                     ---------


        GERMANY 15.5%
 3,000  Agiv AG                         Construction & Mining           63,055
    50  Amb Aach & Mun Bet              Insurance                       31,953
   300  Amb Aach & Mun Bet Registered   Insurance                      201,307
   300  Asko Deut Kaufhaus              Retail Trade                   155,720
   300  Beiersdorf AG Series ABC        Drugs & Healthcare             201,307
   250  Bilfinger & Berger              Home Builders                   91,955
   321  Brau Und Brunnen                Food & Beverage                 54,476
   950  Bremer Vulkan Verbund<F138>     Industrial Machinery            29,546
   210  CKAG Colonia Konzern AG         Insurance                      164,028
    50  CKAG Colonia Konzern
          AG Non-Voting Preferred       Insurance                       29,042
 6,550  Continental AG                  Industrial Machinery            92,555
   650  Degussa AG                      Chemicals                      209,082
   100  DLW AG                          Construction Materials          18,817
 2,200  Douglas Holding AG              Retail Trade                    80,452
   102  Dyckerhoff AG                   Construction Materials          44,905
   102  Dyckerhoff AG Non-Voting
          Preferred                     Construction Materials          24,915
   200  Fag Kugelfischer<F138>          Industrial Machinery            26,912
   330  Heidelberg Zement               Construction Materials         206,206
   150  Herlitz AG                      Business Services               27,693
   100  Herlitz AG Non-Voting
          Preferred                     Business Services               17,574
   541  Hochtief AG                     Construction Materials         210,131
    62  Holsten Brauerei AG             Food & Beverage                 13,648
   150  Iwka AG                         Industrial Machinery            27,746
   650  Karstadt AG                     Retail Trade                   283,391
   550  Kaufhof Holding AG              Retail Trade                   188,241
   150  Kaufhof Holding AG Non-Voting
          Preferred                     Retail Trade                    40,048
 4,200  Klockner Humboldt-Deutz<F138>   Industrial Machinery            27,795
   630  Linde AG                        Industrial Machinery           386,956
   150  Linotype-Hell AG<F138>          Computers & Business Equipment  18,959
 2,637  Lufthansa AG<F138>              Air Travel                     366,630
   150  Lufthansa AG Non-Voting
          Preferred<F138>               Air Travel                      19,172
   800  Man AG                          Industrial Machinery           231,769
   300  Man AG Non-Voting Preferred     Industrial Machinery            68,061
    50  Munchener Ruck Nam              Insurance                       88,404
 1,150  Preussag AG                     Conglomerates                  326,635
   500  PWA Papierwerke Waldhof<F138>   Forest Products                 79,884
   100  Rheinmetall Berlin              Aerospace                       14,343
 1,450  RWE AG Non-Voting Preferred     Electic Utilities              410,814
   150  Salamander AG                   Apparel & Textiles              26,628
 5,100  Schering AG                     Drugs & Healthcare             355,620
   150  Strabag AG                      Home Builders                   25,030
   500  Volkswagen AG Non-Voting
          Preferred                     Automobiles                    113,967
                                                                     ---------
                                                                     5,095,372
                                                                     ---------


        GREAT BRITAIN 7.9%
 2,500  Amec                            Home Builders                    2,268
 3,500  Anglian Water                   Business Services               31,063
 3,700  Argos                           Retail                          29,831
   334  Argyll Group                    Retail                           1,694
10,200  Arjo Wiggins Appleton           Forest Products                 37,659
 5,600  Associated British Foods        Food & Beverage                 62,158
 2,200  Barratt Developments            Home Builders                    6,734
 4,900  BBA Group<F138>                 Industrial Machinery            20,797
11,400  BET                             Conglomerates                   22,663
 4,419  BICC                            Electrical Equipment            18,372
 9,100  Blue Circle Industries          Construction Materials          41,781
 2,343  Bowthorpe                       Electronics                     15,878
 6,000  BPB Industries                  Construction Materials          26,365
 5,300  British Aerospace               Aerospace                       59,288
 4,600  British Land Co.                Real Estate                     26,346
25,100  British Steel                   Steel                           64,651
 2,500  Burmah Castrol PLC              Petroleum Services              38,853
 2,100  Calor Group                     Gas & Pipeline Utilities         8,499
 7,400  Caradon PLC                     Containers & Glass              23,118
 2,900  Carlton Communications          Broadcasting                    44,086
 3,400  Chubb Security                  Business Services               17,837
 8,709  Coats Viyella                   Apparel & Textiles              25,695
   800  Cobham PLC                      Aerospace                        4,986
   340  Costain Group<F138>             Home Builders                      392
 5,000  Courtaulds PLC                  Chemicals                       30,530
 1,200  Courtaulds Textile              Apparel & Textiles               7,772
 2,430  Dawson International            Apparel & Textiles               4,562
 2,739  De La Rue                       Business Services               38,959
 1,800  Delta                           Electrical Equipment            11,956
 2,336  East Midlands Electricity       Electric Utilities              32,010
 3,000  Eastern Group                   Electric Utilities              46,056
 5,070  Electrocomponents               Electronics                     25,918
 3,812  English China Clays             Mining                          20,540
 6,840  FKI                             Electrical Equipment            17,537
11,700  Forte                           Leisure                         46,519
 5,600  General Accident                Insurance                       57,122
 4,300  GKN                             Industrial Machinery            54,751
 3,900  Great Portland Estates          Real Estate                      9,968
10,831  Guardian Royal Exchange         Insurance                       39,134
 3,568  Hammerson PLC                   Real Estate                     18,380
 8,815  Harrison & Crosfield            Miscellaneous                   20,167
 2,800  Hepworth                        Construction Materials          12,745
 4,300  IMI                             Non-ferrous Metals              22,321
 2,700  Johnson Matthey                 Conglomerates                   25,816
14,497  Ladbroke Group                  Hotels & Restaurants            37,969
 1,133  Laing (John)                    Home Builders                    3,986
 1,700  Laird Group                     Industrial Machinery            11,171
12,000  Lasmo                           Gas Exploration                 29,157
 6,084  Legal & General GR              Insurance                       65,611
 1,400  Lex Service                     Business Services                7,289
 2,500  London Electricity              Electric Utilities              35,579
 9,600  Lonrho                          Conglomerates                   23,705
 9,906  Lucas Industries                Industrial Machinery            29,931
 1,400  Manweb                          Electric Utilities              22,199
 3,733  Marley                          Home Builders                    6,332
 5,100  MEPC                            Real Estate                     30,256
 2,212  Mercury Asset Management Gp     Financial Services              32,231
 1,534  Meyer International             Forest Products                  8,471
 4,700  Next                            Retail                          30,589
 5,063  North West Water Group          Business Services               47,491
 1,257  North West Water Group
          (Registered)                  Business Services                3,570
 1,238  Northern Electric               Electric Utilities              17,336
 1,400  Northern Electric Preferred     Electric Utilities               2,181
 1,900  Ocean Group                     Trucking & Freight Forwarding   11,032
   500  Oxford Instruments              Electronics                      3,353
 9,900  Pilkington                      Containers & Glass              29,522
 1,600  Provident Financial             Financial Services              19,413
 3,400  Racal Electronics               Electonics                      13,545
 6,468  Redland                         Construction Materials          35,565
 6,200  Rexam                           Construction Materials          39,618
 3,100  RMC Group                       Construction Materials          49,977
18,032  Rolls Royce                     Automobiles                     43,814
 8,100  Royal Insurance Holdings        Insurance                       49,906
 7,700  Rugby Group                     Construction Materials          12,999
 2,400  Schroders                       Financial Services              50,969
 7,600  Scottish & Newcastle            Food & Beverage                 70,328
18,800  Sears PLC                       Retail                          30,107
 6,400  Sedgwick Group                  Insurance                       10,704
 3,000  Seeboard                        Electric Utilities              24,542
 4,700  Slough Estates                  Real Estate                     14,535
 3,700  Smiths Industries               Industrial Machinery            33,859
 3,400  Southern Electric               Electric Utilities              51,097
 2,060  Southern Water                  Electric Utilities              22,118
 3,300  St. James' Place Capital        Financial Services               6,092
 6,235  T & N                           Industrial Machinery            14,117
11,043  Tarmac                          Construction Materials          14,984
 4,951  Tate & Lyle                     Food & Beverage                 35,074
 4,700  Taylor Woodrow                  Home Builders                    7,898
 5,000  Thames Water                    Business Services               41,535
 5,832  TI Group                        Conglomerates                   39,889
13,000  Trafalgar House                 Conglomerates                    4,666
 1,800  Transport Development           Railroads & Equipment            5,495
 2,900  Unigate                         Food & Beverage                 19,172
 6,600  United Biscuits                 Food & Beverage                 28,481
 4,000  Vickers                         Industrial Machinery            15,841
 1,516  Welsh Water                     Business Services               17,999
 1,530  Welsh Water Preferred           Business Services                2,505
 7,200  Williams Holdings               Construction Materials          35,614
 5,100  Willis Corroon Group            Insurance                       10,139
 2,300  Wilson (Connoly) Holdings       Home Builders                    5,171
 4,400  Wimpey (George)                 Home Builders                    7,081
 6,900  Wolseley                        Construction Materials          42,676
                                                                     ---------
                                                                     2,590,263
                                                                     ---------


        HONG KONG 1.0%
10,000  Applied International Holdings  Electonics                         931
 8,200  Bank Of East Asia               Banks                           28,900
27,000  Cathay Pacific Airways          Air Travel                      39,810
16,000  Chinese Estates                 Real Estate                     11,692
 6,000  Dickson Concepts International  Retail                           4,346
 6,000  Giordano International          Retail                           4,966
13,000  Hang Lung Development Co.       Real Estate                     21,606
 1,600  Hongkong Aircraft Haeco         Aerospace                        4,118
23,200  Hongkong & China Gas            Electric Utilities              37,657
 9,500  Hongkong & Shangai Hotel        Conglomerates                   11,918
41,000  Hopewell Holdings               Real Estate                     25,851
 9,000  Hysan Development               Real Estate                     22,931
 3,500  Johnson Electric Holdings       Electrical Equipment             7,311
 4,000  Kumagai Gumi (HK)               Home Builders                    3,026
 2,000  Lai Sun Garment International   Apparel & Textiles               2,108
 5,000  Miramar Hotel & Invest.         Hotels & Restaurants            10,573
12,000  Oriental Press Group            Publishing                       4,928
 6,000  Peregrine Investments<F138>     Real Estate                      7,644
26,000  Regal Hotels International      Hotels & Restaurants             4,876
14,000  Shangri-La Asia                 Leisure                         15,482
14,000  Shun Tak Holdings               Aerospace                       11,045
 9,000  Stelux Holdings International   Conglomerates                    2,328
14,000  South China Morning Post        Broadcasting                     8,148
 5,300  Tai Cheung Holdings             Real Estate                      4,456
 4,000  Television Broadcasts           Broadcasting                    16,038
 1,460  Wing Lung Bank                  Banks                            8,082
 2,500  Winsor Industrial Corp.         Apparel & Textiles               2,247
                                                                       -------
                                                                       323,018
                                                                       -------


        IRELAND 0.4%
 6,200  Allied Irish Banks              Banks                           31,296
 3,300  CRH                             Construction Materials          21,783
 2,600  Fyffes                          Food & Beverage                  4,322
   805  Greencore Group                 Food & Beverage                  6,447
 1,100  Independent News PLC            Newspapers                       6,585
 2,900  Irish Life                      Insurance                       10,674
 1,500  Kerry Group A                   Food & Beverage                 11,649
 9,840  Smurfit (Jefferson)             Paper                           26,108
 6,700  Waterford Wedgewood             Toys, Amusements &
                                           Sporting Goods                6,070
 1,645  Woodchester Investments         Financial Services               4,471
                                                                       129,405

        ITALY 7.7%
 7,000  Arn Mondadori Edit              Broadcasting, Advertising &
                                           Publishing                   51,814
83,500  Banca Commerciale Italiana      Banks                          162,637
17,500  Banca Naz Agricolt<F138>        Banks                           12,844
10,000  Banca Naz Agricolt Priv<F138>   Banks                            3,852
 8,000  Banca Naz Agricolt,
          Non-Convertible
          Preferred<F138>               Banks                            2,961
 1,500  Banca Naz Agricoltura<F138>     Agricultural Machinery             555
11,000  Banca Popolare Milano<F138>     Banks                           44,851
24,000  Banco Ambros Veneto<F138>       Banks                           62,478
11,000  Banco Ambros Veneto,
          Non-Convertible Preferred     Banks                           13,490
 9,000  Benetton Group                  Apparel & Textiles              93,125
 6,600  Cartiere Burgo                  Forest Products                 37,530
15,500  Cementir                        Construction Materials          12,902
118,000 Credito Italiano Ord            Banks                          134,051
 2,000  Danieli                         Industrial Machinery            10,902
 2,000  Danieli, Non-Convertible
          Preferred                     Industrial Machinery             5,520
34,000  Edison Ord                      Electric Utilities             136,499
17,500  Fidis                           Conglomerates                   31,835
32,000  IMI Istituto Mobiliare          Banks                          174,839
29,000  Impregilo Ord<F138>             Home Builders                   25,195
39,000  Ist Bc S.Paolo (To)             Banks                          215,287
 8,200  Italcementi                     Construction Materials          50,667
 4,000  Italcementi, Non-Convertible
          Preferred                     Construction Materials          11,643
35,000  Italgas                         Gas & Pipeline Utilities        93,090
 3,000  La Previdente                   Insurance                       20,644
21,000  Magneti Marelli                 Industrial Machinery            40,178
 3,000  Marzotto & Figli                Apparel & Textiles              19,101
25,000  Mediobanca                      Banks                          167,017
282,000 Montedison<F138>                Conglomerates                  194,233
36,000  Montedison, Non-Convertible
          Preferred<F138>               Conglomerates                   21,115
63,000  Olivetti<F138>                  Computers & Business Equipment  47,028
 4,500  Olivetti, Non-Convertible
          Preferred<F138>               Computers & Business Equipment   2,484
 1,000  Olivetti, Priv<F138>            Computers & Business Equipment   1,004
58,000  Parmalat Finanziaria            Food & Beverage                 45,843
75,000  Pirelli Spa                     Industrial Machinery            96,917
 4,000  Pirelli Spa, Non-Convertible
          Preferred                     Industrial Machinery             4,065
14,220  Ras                             Insurance                      142,722
 5,780  Ras, Non-Convertible Preferred  Insurance                       31,889
 8,000  Rinascente                      Retail                          47,423
 2,000  Rinascente, Non-Convertible
          Preferred                     Retail                           5,608
 2,000  Rinascente, Priv                Retail                           5,332
 3,000  Sai, Non-Convertible Preferred  Insurance                       12,703
 6,000  Sai Ord                         Insurance                       61,048
20,000  Saipem                          Petroleum                       44,161
 4,333  Sasib                           Industrial Machinery            19,190
 3,000  Sasib, Non-Convertible
          Preferred                     Industrial Machinery             7,433
11,000  Sirti                           Home Builders                   67,001
34,000  SNIA BPD<F138>                  Conglomerates                   33,208
 2,000  SNIA BPD, Non-Convertible
          Preferred                     Conglomerates                    1,204
                                                                     ---------
                                                                     2,527,118
                                                                     ---------


        JAPAN 34.0%
 9,000  77th Bank                       Banks                           83,623
 2,000  Advantest Corp.                 Electronics                    113,453
 2,000  Aida Engineering                Industrial Machinery            14,045
 4,000  Alps Electric Co. <F138>        Electronics                     41,078
 7,000  Amada Co.                       Industrial Machinery            69,832
 2,000  Amano Corporation               Pollution Control               24,255
10,000  Aoki Corp.                      Home Builders                   39,611
 2,000  Aoyama Trading Co.              Conglomerates                   53,988
 1,300  Arabian Oil Co.                 International Oil               49,841
11,000  Asahi Breweries                 Food & Beverage                119,419
 3,000  Asahi Optical Co. <F138>        Toys, Amusement &
                                           Sporting Goods               10,944
15,000  Ashikaga Bank                   Banks                           88,904
 5,000  Asics Corp. <F138>              Apparel & Textiles              13,448
 6,000  Banyu Pharmaceutical Co.        Drugs & Healthcare              63,377
 6,000  Brother Industries              Household Appliances &
                                           Furnishings                  30,104
 7,000  Casio Computer Co.              Toys, Amusement &
                                           Sporting Goods               61,274
14,000  Chichibu Onoda Cement           Construction Materials          70,517
 5,000  Chiyoda Corp.                   Industrial Machinery            46,506
 6,000  Chugai Pharmaceutical Co.       Drugs & Healthcare              54,810
 8,000  Citizen Watch Co., Ltd.         Retail                          54,849
15,000  Cosmo Oil Company               International Oil               73,353
 3,100  Credit Saison Co.               Financial Services              65,187
 2,000  CSK Corporation                 Business Services               56,726
 9,000  Daicel Chemical Ind.            Chemicals                       47,269
10,000  Daido Steel Company             Steel                           44,501
 3,000  Daifuku Co.                     Industrial Machinery            35,796
 7,000  Daiichi Pharmaceutical Co.      Drugs & Healthcare              97,902
 6,000  Daikin Industries               Industrial Machinery            47,826
 5,000  Daikyo Inc.                     Real Estate                     33,400
 7,000  Daimaru Inc.                    Apparel & Textiles              44,501
20,000  Dainippon Ink                   Chemicals                       85,090
 5,000  Dainippon Screen Mfg. Co.<F138> Electonics                      44,697
 6,000  Daishowa Paper Mfg. Co.<F138>   Paper                           44,071
 3,000  Daito Trust Construction        Construction & Mining           26,407
 4,000  Daiwa Kosho Lease Co.           Real Estate                     35,992
11,000  Denki Kagaku Kogyo K.K.         Chemicals                       37,009
 7,000  Ebara Corp.                     Industrial Machinery            97,217
 7,000  Eisai Co.                       Drugs & Healthcare             118,441
 3,000  Ezaki Glico Co.                 Food & Beverage                 24,793
 8,000  Fujikura                        Industrial Machinery            50,624
12,000  Fujita Corp.                    Home Builders                   54,575
 3,000  Fujita Kanko Inc.               Leisure                         63,671
16,000  Furukawa Electric Co.           Electrical Equipment            71,827
 3,000  Gakken Co. <F138>                Broadcasting                    16,578
 5,000  Gunze Limited                   Apparel & Textiles              27,874
 5,000  Hankyu Deptartment Stores       Retail                          61,617
10,000  Haseko Corp.                    Home Builders                   35,601
 8,000  Hazama Corp.                    Home Builders                   31,610
 6,000  Higo Bank                       Banks                           45,831
 1,050  Hirose Electric Co.             Electronics                     67,060
 9,000  Hokkaido Bank                   Banks                           26,847
17,000  Hokuriku Bank                   Banks                           99,760
 9,000  Honshu Paper Co.                Paper                           51,230
 3,000  House Food Corp.                Food & Beverage                 54,575
 3,000  Hoya Corp.                      Drugs & Healthcare              88,024
 6,000  Inax Corporation                Construction Materials          54,105
 5,000  Isetan Co.                      Retail                          66,507
 8,000  Ishihara Sangyo Kaisha<F138>    Industrial Machinery            23,786
 6,000  Itoham Foods Inc.               Food & Beverage                 43,953
 6,000  Iwatani International           Electric Utilities              28,109
 4,000  Jaccs Co.                       Financial Services              36,461
27,000  Japan Energy Corp.              Miscellaneous                   77,373
 3,000  Japan Metal & Chemicals<F138>   Chemicals                       15,551
 9,000  Japan Steel Works               Steel                           21,830
 2,000  Jeol<F138>                      Electronics                     15,746
 4,000  JGC Corp.                       Electronics                     43,425
 2,000  Kaken Pharmaceutical Co.        Drugs & Healthcare              16,353
 6,000  Kamigumi Co.                    Business Services               54,281
 5,000  Kandenko Co.                    Home Builders                   61,617
12,000  Kanebo<F138>                    Apparel & Textiles              23,708
 9,000  Kaneka Corp.                    Chemicals                       56,335
 7,000  Kansai Paint Co.                Chemicals                       30,398
 2,000  Katokichi Co.                   Food & Beverage                 36,579
14,000  Kawasaki Kisen Kaisha<F138>     Trucking & Freight Forwarding   37,518
12,000  Keihin Electric Express         Railroads & Equipment           70,419
 5,000  Kikkoman Corp.                  Food & Beverage                 35,699
 6,000  Kinden Corporation              Home Builders                  103,281
 1,000  Kissei Pharmaceutical Co.       Drugs & Healthcare              28,950
 3,000  Kokuyo Co.                      Business Services               64,551
 2,000  Komori Corporation              Industrial Machinery            47,337
 1,000  Konami Co.                      Business Services               22,495
 9,000  Konica Corporation              Photography                     60,296
 5,000  Koyo Seiko Co.                  Industrial Machinery            39,855
17,000  Kumagai Gumi Co.                Construction Materials          65,177
 6,000  Kurabo Industries               Apparel & Textiles              20,422
 8,000  Kuraray Co.                     Chemicals                       79,026
 5,000  Kureha Chemical Ind Co.         Chemicals                       19,659
 3,000  Kurita Water Industries         Business Services               83,623
11,000  Kyowa Hakko Kogyo Co.           Drugs & Healthcare             102,098
 2,000  Kyudenko Corp.                  Electrical Equipment            26,994
 7,000  Lion Corp.                      Drugs & Healthcare              38,887
 3,000  Maeda Road Construction         Construction Materials          53,695
 2,000  Makino Milling Machine<F138>    Industrial Machinery            16,764
 4,000  Makita Corp.                    Electrical Equipment            62,204
 3,000  Marudai Food Co.                Food & Beverage                 20,245
 7,000  Maruha Corp. <F138>             Food & Beverage                 20,539
 7,000  Meiji Milk Products Co.         Food & Beverage                 38,134
 9,000  Meiji Seika Kaisha              Food & Beverage                 49,205
10,000  Minebea Co.                     Industrial Machinery            81,178
 3,000  Misawa Homes Co.                Home Builders                   23,356
12,000  Mitsubishi Gas Chemical         Chemicals                       52,345
11,000  Mitsubishi Oil Co.              International Oil               87,359
 8,000  Mitsubishi Paper Mills          Paper                           48,667
 3,000  Mitsubishi Steel Mfg.<F138>     Steel                           15,052
 4,000  Mitsubishi Warehouse            Business Services               55,162
20,000  Mitsui Engineering &
          Shipbuilding<F138>            Industrial Machinery            43,816
12,000  Mitsui Mining & Smelting<F138>  Mining                          39,904
27,000  Mitsui Osk Lines<F138>          Trucking & Freight Forwarding   70,771
 3,000  Mitsui-Soko Co.                 Trucking & Freight Forwarding   19,864
19,000  Mitsui Toatsu Chemicals         Chemicals                       70,057
12,000  Mitsukoshi                      Retail                          95,183
 4,000  Mochida Pharmaceutical          Drugs & Healthcare              51,641
 2,000  Mori Seiki Co.                  Industrial Machinery            39,513
 4,000  Nagase & Co.                    Chemicals                       31,689
19,000  Nagoya Railroad Co.             Railroads & Equipment           89,383
11,000  Nankai Electric Railway         Railroads & Equipment           71,651
 9,000  NGK Insulators                  Electrical Equipment            82,918
 5,000  NGK Spark Plug Co.              Industrial Machinery            68,463
11,000  Nichido Fire & Marine           Insurance                       82,302
 7,000  Nichii Co.                      Retail                          82,156
 8,000  Nichirei Corp. <F138>           Household Products              45,694
 8,000  Nihon Cement Co.                Construction Materials          49,215
 8,000  Niigata Engineering Co.         Industrial Machinery            24,255
 3,000  Nippon Beet Sugar Mfg. Co.      Food & Beverage                 11,737
 3,000  Nippon Comsys Corp.             Computers & Business Equipment  31,689
 3,000  Nippon Denko Co.                Steel                           10,181
14,000  Nippon Fire & Marine            Insurance                       75,309
13,000  Nippon Light Metal Co.          Non-ferrous Metals              70,439
 6,000  Nippon Meat Packers             Food & Beverage                 81,569
 4,000  Nippon Sharyo                   Industrial Machinery            32,706
11,000  Nippon Sheet Glass Co.          Containers & Glass              47,660
 8,000  Nippon Shinpan Co.              Financial Services              49,998
 5,000  Nippon Shokubai Co.             Chemicals                       43,621
 7,000  Nippon Suisan Kaisha<F138>      Food & Beverage                 28,412
 7,000  Nishimatsu Construction         Construction & Mining Equipment 78,732
 6,000  Nisshinbo Industries            Apparel & Textiles              53,284
 3,000  Nissin Food Products Co.        Food & Beverage                 67,485
 4,000  Nitto Denko Corp.               Electronics                     63,768
 5,000  NOF Corp.                       Chemicals                       25,429
 4,000  Noritake Co.                    Toys, Amusement &
                                           Sporting Goods               27,776
14,000  NSK                             Industrial Machinery            83,936
11,000  NTN Corp.                       Industrial Machinery            67,240
18,000  Obayashi Corp.                  Home Builders                  133,972
 4,000  Okamoto Industries              Tires & Rubber                  23,864
 3,000  Okuma Corp. <F138>              Industrial Machinery            22,153
 6,000  Okumura Corp.                   Home Builders                   52,462
 7,000  Olympus Optical Co.             Photography                     65,382
 7,000  Omron Corp.                     Electrical Equipment           163,627
 4,000  Onward Kashiyama Co.            Apparel & Textiles              55,162
 8,000  Orient Corp.                    Financial Services              36,305
 2,000  Orix Corp.                      Financial Services              70,419
 9,000  Penta-Ocean Construction        Home Builders                   63,905
 5,000  Pioneer Electronic Corp.        Household Appliances &
                                           Furnishings                  76,776
 4,000  Q.P. Corp.                      Conglomerates                   32,080
 7,000  Renown                          Apparel & Textiles              19,101
 3,000  Rohm Co. <F138>                 Electronics                    182,209
10,000  Sagami Railway Co.              Railroads & Equipment           40,491
 3,000  Sanden Corp.                    Electrical Equipment            17,018
 6,000  Sankyo Aluminum Ind. Co.        Aluminum                        31,278
 2,000  Sanrio Co.                      Retail                          19,952
 6,000  Sanwa Shutter Corp.             Construction Materials          40,784
 8,000  Sapporo Breweries               Food & Beverage                 68,385
 3,000  Seiko Corporation               Retail                          20,510
 4,000  Seino Transportation Co.        Railroads & Equipment           61,812
 6,000  Seiyu                           Apparel & Textiles              69,832
 6,000  Settsu Corp. <F138>             Paper                           16,725
 1,000  Shimachu Co.                    Retail                          26,407
 3,000  Shimano Inc.                    Leisure                         55,748
 9,000  Shionogi & Co.                  Drugs & Healthcare              75,348
10,000  Shiseido Co.                    Drugs & Healthcare             100,738
 2,000  Shochiku Co.                    Leisure                         20,148
 3,000  Shokusan Jutaku Sogo Co. <F138> Construction Materials           9,477
26,000  Showa Denko K.K. <F138>         Chemicals                       76,287
 3,000  Skylark Co.                     Hotels & Restaurants            46,653
 8,000  Snow Brand Milk                 Food & Beverage                 52,423
 4,000  Sumitomo Forestry Co.           Forest Products                 56,335
14,000  Sumitomo Heavy Ind.             Industrial Machinery            39,024
14,000  Sumitomo Metal Mining Co.       Non-ferrous Metals             110,499
11,000  Sumitomo Osaka Cement Co.       Construction Materials          44,432
 3,000  Taiyo Uden Co.                  Electronics                     29,928
 5,000  Takara Shuzo Co.                Household Products              43,816
 3,000  Takara Standard Co.             Food & Beverage                 30,808
 7,000  Takashimaya Co.                 Retail                          97,217
 2,000  Takuma Co.                      Telecommunication Services      25,429
 6,000  Tanabe Seiyaku Co.              Drugs & Healthcare              39,317
24,000  Teijin                          Chemicals                      110,089
 6,000  Teikoku Oil Co.                 International Oil               34,623
 5,000  Toa Corporation                 Home Builders                   33,938
   440  Toho Co.                        Leisure                         61,969
 4,000  Tokyo Broadcasting              Broadcasting                    58,683
 4,000  Tokyo Dome Corp.                Leisure                         60,639
 4,000  Tokyo Electronic Power Co.      Electronics                    173,700
 3,000  Tokyo Style Co.                 Apparel & Textiles              45,479
 5,000  Tokyo Tatemono Co.              Real Estate                     20,148
 7,000  Tokyotokeiba Co.                Leisure                         24,510
14,000  Tosoh Corp. <F138>              Chemicals                       61,480
 5,000  Toyo Engineering                Electronics                     27,385
 1,000  Toyo Exterior Co.               Home Builders                   20,930
 3,000  Toyo Kanetsu K.K.               Petroleum Services              12,059
17,000  Toyobo Co.                      Apparel & Textiles              55,866
 7,000  Toyoda Automatic Loom           Industrial Machinery           109,541
 4,000  Tsubakimoto Chain Co.           Industrial Machinery            18,778
 2,000  Tsugami Corp.                   Industrial Machinery            10,074
21,000  Ube Industries<F138>            Chemicals                       69,421
 2,000  Uni-Charm Corp.                 Household Products              44,990
 1,000  Uniden Corp.                    Household Products              16,138
12,000  Unitika<F138>                   Chemicals                       29,576
 5,000  Yamaguchi Bank                  Banks                           82,645
 5,000  Yamaha Corp.                    Toys, Amusement &
                                           Sporting Goods               79,711
 9,000  Yamato Transport Co.            Trucking & Freight Forwarding   96,826
 6,000  Yamazaki Baking Co.             Food & Beverage                106,215
 6,000  Yokogawa Electric Corp.         Electronics                     45,772
                                                                    ----------
                                                                     ----------
        MALAYSIA 0.5%
 1,000  AMMB Holdings                   Financial Services              12,387
 1,800  Amsteel Corp.                   Steel                            1,254
   100  Amsteel Corp. Rights to
          Chocolate Products,
          Expire 11/1/95                Steel                                -
   200  Amsteel Corp. Rights to
          Common Shares,
          Expire 11/1/95                Steel                                -
   333  Amsteel Corp. Warrants,
          Expire 11/1/95                Steel                               45
 1,000  Aokam Perdana                   Paper                            1,675
 1,500  Berjaya Group                   Leisure                            950
 1,000  Berjaya Leisure                 Leisure                            759
 1,000  Commerce Asset-Holding          Financial Services               4,955
 2,000  DCB Holdings                    Financial Services               5,663
 1,000  Edaran Otomobil Nasional        Retail                           7,865
 1,000  Ekran                           Building Construction            2,536
 2,000  Faber Group<F138>               Leisure                          1,699
 2,000  Golden Hope Plantations         Food & Beverages                 3,146
 1,000  Guinness Anchor                 Food & Beverages                 1,691
 1,000  Highlands & Lowlands            Food & Beverages                 1,557
 1,000  Hong Leong Properties           Real Estate                      1,077
   100  Hong Leong Properties Rights,
          Expire 11/11/95               Real Estate                          -
 1,000  Hume Industries                 Construction Materials           5,348
 1,000  Idris Hydraulic<F138>           Financial Services               1,136
 1,000  IGB Corp.                       Real Estate                        865
 1,000  IOI Corp.                       Chemicals                          936
   250  IOI Corp. Rights,
          Expire 12/19/95               Chemicals                            -
 1,000  Jaya Tiasa Holdings             Forest Products                  2,989
 1,000  Johan Holdings                  Industrial Machinery               735
 1,000  Kedah Cement Holdings           Construction Materials           1,557
 1,000  Kuala Lumpur Kepong             Food & Beverages                 2,694
 1,500  Land & General                  Forest Products                  3,480
 1,000  Landmarks                       Hotels & Restaurants             1,125
 1,000  Leader Universal Holdings       Electrical Equipment             2,694
   125  Lion Land Berhad                Real Estate                        135
 2,000  Magnum Corp.                    Leisure                          3,398
 2,000  Malaysian Airline System        Air Travel                       5,466
 1,000  Malayan Cement                  Construction Materials           1,746
 2,000  Malayan United Industies        Financial Services               1,581
 2,333  Malaysia Int'l. Shipping        Containers & Glass               6,147
 1,000  Malaysia Mining Corp.           Mining                           1,337
 1,000  Malaysian Mosaics               Retail                           1,121
 1,000  Malaysian Resources Corp.       Mining                           1,455
 2,000  MBF Capital                     Financial Services               1,887
 1,000  Metroplex                       Real Estate                        783
 2,000  Mulpha International            Conglomerates                    1,825
 1,000  Multi-Purpose Holdings          Conglomerates                    1,337
 1,000  Nestle                          Food & Beverage                  7,039
 1,000  Perlis Plantations              Mining                           2,969
 1,000  Perusahaan Otomobl              Automobiles                      3,578
 1,000  Promet                          Petroleum Services                 916
 2,000  Public Bank                     Banks                            3,539
 1,000  Rashid Hussain                  Financial Services               2,477
 1,000  RJ Reynolds                     Food & Beverage                  2,045
 1,000  Rothmans Pall Mall              Tobacco                          7,393
 1,000  Selangor Properties             Real Estate                        900
 1,000  Shell Refining Co.              International Oil                2,989
 2,000  Ta Enterprise<F138>             Financial Services               2,289
 1,000  Tan Chong Motor Holdings        Industrial Machinery               940
 2,000  Technology Resources
          Industries<F138>              Electronics                      5,073
 1,000  Time Engineering                Electronics                      2,556
 1,000  UMW Holdings                    Industrial Machinery             2,379
 1,000  United Engineers                Industrial Machinery             6,213
 1,000  YTL Corp.                       Home Builders                    5,427
                                                                       -------
                                                                       157,758
                                                                       -------


        NETHERLANDS 2.5%
 5,674  Ahold NV                        Retail                         214,737
   987  Getronics NV                    Computers & Business Equipment  47,036
   149  Hollandsche Benton Groep        Home Builders                   22,443
 1,460  Hoogovens (Kon.)                Steel                           49,896
 1,100  IHC Caland NV                   Home Builders                   31,258
 4,204  KLM<F138>                       Air Travel                     138,617
 4,650  Koninklijke KNP BT NV           Paper                          139,785
 1,042  Nedlloyd (Kon.)                 Trucking & Freight Forwarding   26,444
   754  OCE-Van der Grinten NV          Computers & Business Equipment  43,185
 1,399  Pakhoed (Kon.)                  Petroleum Services              38,072
 1,395  Stad Rotterdam                  Insurance                       38,404
 1,354  Stork NV                        Industrial Machinery            32,734
                                                                       -------
                                                                       822,611
                                                                       -------


        NEW ZEALAND 0.4%
27,075  Brierley Investments Limited    Investment Companies            21,090
17,600  Carter Holt Harvey              Forest Products                 42,057
 1,027  Fisher & Paykel Industries      Household Appliances &
                                           Furnishings                   3,356
15,100  Fletcher Challenge              Forest Products                 39,970
 8,257  Fletcher Challenge
          Forest Division               Forest Products                 11,392
 5,600  Lion Nathan Limited             Food & Beverage                 12,716
 1,000  Wilson & Horton                 Publishing                       5,941
                                                                       -------
                                                                       136,522
                                                                       -------


        NORWAY 0.9%
 1,000  Aker A                          Conglomerates                   12,602
 1,000  Bergesen (Dy) A                 Trucking & Freight Forwarding   20,710
   400  Bergesen (Dy) B,
          Non-Voting Preferred          Trucking & Freight Forwarding    8,220
   600  Dyno Industrier                 Chemicals                       12,137
 1,200  Elkem                           Non-ferrous Metals              13,004
 1,775  Hafslund Nycomed A              Drugs & Healthcare              50,722
   722  Hafslund Nycomed B              Drugs & Healthcare              20,168
 1,100  Kvaerner As                     Agricultural Machinery          46,267
   800  Leif Hoegh & Co.                Trucking & Freight Forwarding   11,559
 1,200  Orkla A                         Conglomerates                   62,032
   600  Petroleum Geo-Services<F138>    Energy Equipment & Services     11,366
 6,300  Uni Storebrand Ord<F138>        Insurance                       31,758
   500  Unitor                          Containers & Glass               6,181
                                                                       -------
                                                                       306,726
                                                                       -------


        SINGAPORE 0.5%
 2,000  Amcol Holdings                  Electronics                      4,411
 4,400  City Developments               Real Estate                     27,216
 1,000  Cycle & Carriage                Automobiles                      8,907
 4,000  DBS Land                        Real Estate                     11,820
 1,000  First Capital Corp.             Hotels & Restaurants             2,700
 1,000  Fraser & Neave                  Food & Beverage                 11,805
 2,000  Hai Sun Hup Group               Trucking & Freight Forwarding    1,280
 1,000  Haw Par Bros. Int'l.            Conglomerates                    2,071
 2,000  Hotel Properties                Hotels & Restaurants             3,026
 1,000  Inchcape Berhad                 Business Services                3,238
 1,000  Jurong Shipyard                 Industrial Machinery             6,645
 3,000  Keppel Corp.                    Industrial Machinery            24,601
 2,000  Lum Chang Holdings              Home Builders                    1,626
 1,200  Metro Holdings                  Retail                           5,090
 2,000  Natsteel                        Steel                            4,029
 4,000  Neptune Orient Lines Nol        Trucking & Freight Forwarding    4,383
 1,000  Overseas Union Ent.             Leisure                          5,302
 2,000  Parkway Holdings                Real Estate                      5,062
 1,000  Shangri-La Hotel                Hotels & Restaurants             3,195
   200  Singapore Press Holdings        Publishing                       3,125
 3,000  Straits Steamship Land          Conglomerates                    8,398
 2,000  Straits Trading Co.             Non-ferrous Metals               4,355
 8,000  UIC United Industrial           Conglomerates                    7,126
 3,000  United Overseas Land            Real Estate                      5,387
                                                                       -------
                                                                       164,798
                                                                       -------


        SPAIN 3.5%
    48  Acerinox                        Aluminum                           599
   535  Acerinox Registered             Aluminum                        56,279
   800  Alba (Corp Financiera)          Conglomerates                   44,172
10,414  Autopistas CESA (Acesa)         Automobiles                     97,112
 7,850  BCO Central Hispano Registered  Banks                          162,458
 1,300  Corporacion Mapfire             Insurance                       66,462
 2,700  Dragados Y Construccion         Home Builders                   35,337
 2,300  Ebro Agricolas                  Food & Beverage                 22,859
 1,000  ENCE (Empresa Nac Celulosa)     Forest Products                 18,282
 1,050  Fasa Renault                    Automobiles                     33,497
   700  Fomento Const Y Contra          Home Builders                   49,358
 1,800  Gas Natural SDG SA              Electric Utilities             246,479
 1,050  Metrovacesa                     Real Estate                     31,951
 1,900  Urbis (Inmobilaria)             Real Estate                      9,201
   350  Portland Valderrivas            Construction Materials          23,047
 1,750  Tabacalera                      Food & Beverage                 58,476
13,900  Union Electrica Fenosa          Electric Utilities              64,582
 2,400  Uralita                         Construction Materials          24,147
 2,050  Vallehermoso SA                 Real Estate                     33,119
 1,100  Viscofan                        Aluminum                        13,767
   407  Zardoya Otis                    Industrial Machinery            39,685
                                                                     ---------
                                                                     1,130,869
                                                                     ---------


        SWEDEN 1.7%
 1,800  AGA Series A                    Chemicals                       24,113
 1,500  AGA Series B                    Chemicals                       19,417
 1,700  Atlas Copco Series A            Industrial Machinery            25,716
   800  Atlas Copco Series B            Construction & Mining           12,102
   400  Autoliv                         Industrial Components           22,939
 1,000  Electrolux Series B             Household Appliances &
                                           Furnishings                  42,748
   200  Esselte Series A                Electronics                      3,025
   700  Euroc Series A                  Construction Materials          17,385
   600  Hennes & Mauritz Series B       Retail                          39,196
   300  Securitas Series B              Business Services               11,605
 7,300  Skand. Enskilda Banken
          Series A                      Banks                           49,226
 1,400  Skandia Foersaekrings           Insurance                       35,508
 1,700  Skanska Series B                Home Builders                   55,015
   700  SKF Series A                    Construction & Mining           13,013
   900  SKF Series B                    Industrial Machinery            17,069
 3,400  Stora Kopparbergs Series A      Forest Products                 41,198
 1,000  Stora Kopparbergs Series B      Forest Products                 12,117
 2,700  Svenska Cellulosa               Forest Products                 46,127
 2,900  Svenska Handelsbk Series A      Banks                           50,853
   300  Svenska Handelsbk Series B      Banks                            5,035
 1,600  Trelleborg Series B             Mining                          17,942
                                                                       -------
                                                                       561,349
                                                                       -------


        SWITZERLAND 2.1%
   148  Adia Porteur<F138>              Business Services               24,482
    50  Alusuisse-Lonza Hldg            Non-ferrous Metals              38,187
   100  Alusuisse-Lonza Hldg
          Registered                    Aluminum                        76,111
    80  Danzas Holding                  Household Products              14,289
    15  Fischer (Georg) Inhaber Ag      Industrial Machinery            20,722
    15  Fischer (Georg) Inhaber Ag
          Registered                    Industrial Machinery             3,960
    40  Forbo Holding Registered        Construction Materials          16,859
   700  Holderbank Fin Warrants,
          Expire 12/20/95               Financial Services                 832
   148  Holderbk FN Glarus              Financial Services             118,765
    55  Interdiscount Holding<F138>     Retail Trade                     6,291
    50  Interdiscount Holding
          Warrants, Expire 11/15/96     Retail Trade                        15
    10  Jelmoli Holding                 Retail Trade                     4,795
    35  Jelmoli Holding Registered      Retail Trade                     3,326
    10  Kuoni Reisen Series B           Leisure                         15,926
    95  Merkur Holding Ag Registered    Retail Trade                    21,148
    15  Moevenpick Holdings             Leisure                          6,243
    10  Moevenpick Holdings Registered  Leisure                          4,751
    35  Schindler Holding Ag            Industrial Machinery            32,798
    40  SGS Holding                     Business Services               75,495
    50  Sika Finanz Inhaber Ag          Construction Materials          12,846
    90  SMH Ag Neuenburg                Toys, Amusement &
                                           Sporting Goods               56,067
   355  SMH Ag Neuenburg Registered     Toys, Amusement &
                                           Sporting Goods               47,635
    20  Sulzer Ag                       Industrial Machinery            11,967
    65  Sulzer Ag Registered            Industrial Machinery            41,465
    55  Swissair<F138>                  Air Travel                      34,602
                                                                      --------

                                                                       689,577

        Total Common and Preferred Stocks
        (Cost) $33,582,527                                          31,737,386

        SHORT-TERM INVESTMENTS 3.1%
        UNITED STATES 3.1%
332,000 Short-Term Investments Co.
          Prime Portfolio               Investment Company             332,000
682,000 Financial Square Prime
          Obligation Fund               Investment Company             682,000
                                                                       -------


        Total Short-Term Investments
        (Cost $1,014,000)                                            1,014,000

        Total Investments 99.8%
        (Cost $34,596,527)                                          32,751,386

        Other Assets, less
        Liabilities 0.2%                                                68,772

        TOTAL NET ASSETS 100.0%                                     32,820,158

<F138>Non-income producing

                     See notes to the financial statements.

BALANCED FUND
GROWTH AND INCOME FUND
EQUITY INDEX FUND
MIDCORE GROWTH FUND
SPECIAL GROWTH FUND
INTERNATIONAL EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS

1.ORGANIZATION
 Portico Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Balanced Fund, the Growth and Income Fund, the Equity Index Fund, the MidCore Growth Fund, the Special Growth Fund, and the International Equity Fund (the "Funds") are separate, diversified investment portfolios of the Company. The Special Growth Fund commenced operations on December 28, 1989; the Growth and Income Fund and Equity Index Fund commenced operations on December 29, 1989; the Balanced Fund commenced operations on March 30, 1992; the MidCore Growth Fund commenced operations on December 29, 1992; and the International Equity Fund commenced operations on April 28, 1994.

 The costs, in thousands, incurred in connection with the organization, initial registration and public offering of shares aggregating $25, $46, $44, $14, $45 and $27 for the Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds, respectively, have been paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty months from each Fund's commencement of operations.

 The Company has issued two classes of Fund shares in each of the Funds:Series
A and Series Institutional. The Series A shares are subject to a 0.25% service organization fee and an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge is 4% of the offering price or 4.16% of the net asset value. Each class of shares for each Fund has identical rights and privileges except with respect to service organization fees paid by Series A shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2.SIGNIFICANT ACCOUNTING POLICIES
 The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices, with the exception of the International Equity Fund, which is valued at the average of the current bid and asked prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined through the consideration of other factors by or under the direction of the Board of Directors. Quotations of foreign securities in foreign currency are converted to United States ("U.S.") dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Equity Fund may trade in their local markets on days the U.S. exchanges are closed, and the International Equity Fund's net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years.

c) Income and Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts, or net sales, where applicable. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

d) Distributions to Shareowners - Dividends from net investment income are declared and paid quarterly, for the Balanced, Growth and Income and Equity Index Funds and annually for the MidCore Growth, Special Growth and International Equity Funds. Distributions of net realized capital gains, if any, will be declared at least annually.

e) Futures Contracts - The Equity Index Fund may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

f) When-Issued Securities - The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. The Fund segregates and maintains at all times cash, cash equivalents, or other high-quality liquid debt securities in an amount at least equal to the amount of outstanding commitments for when-issued securities.

g) Unregistered Security - The Balanced Fund owns an investment security which is unregistered and thus restricted as to resale. This security is valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of this security requires registration under the Securities Act of 1933, the Fund has the right to include its security in such registration, generally without cost to the Fund. The Fund has no right to require registration of unregistered securities.

h) Foreign Currency Translations - The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, and income and expenses denominated in foreign currencies are translated on the respective dates of such transactions. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized net appreciation (depreciation) on investments. Foreign currency exchange gains and losses included in net appreciation (depreciation) on foreign currency and net realized gains and losses on foreign currency include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of the foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of a security is included in realized gains and losses on investment transactions.

i) Other - Investment and shareowner transactions are recorded no later than the first business day after the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3.CAPITAL SHARE TRANSACTIONS
 On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. Transactions in capital shares for the Funds, in thousands, were as follows:

                                 BALANCED      GROWTH AND INCOME EQUITY INDEX
                                   FUND              FUND            FUND
                              ---------------   --------------  --------------
                            Amount   Shares    Amount  Shares   Amount  Shares
                            ------   ------    ------  ------   ------  ------

PERIOD FROM JAN. 10,
 TO OCT. 31, 1995:
Series A shares:
 Reclassification of
  previous class           $101,671   4,722  $159,134   7,206  $107,441  3,306
 Exchange out to Series
  Institutional shares     (85,645) (3,978) (125,287) (5,674)  (94,927)(2,921)
 Shares sold                  4,044     166     5,748     225     6,511    171
 Shares issued to owners
  in reinvestment of
  dividends                     279      12       358      14       222      5
 Shares redeemed            (1,911)    (79)   (5,802)   (235)   (4,042)  (107)
                            -------    ----   -------   -----   -------  -----

 Net increase              $ 18,438     843   $34,151   1,536   $15,205    454
                            =======   =====    ======   =====    ======  =====

Series Institutional shares:
 Exchange in from
  Series A shares          $ 85,645   3,978  $125,287   5,674  $ 94,927  2,921
 Shares sold                 34,956   1,469    27,970   1,112    32,025    852
 Shares issued to owners
  in revinvestment of
  dividends                   1,518      62     1,572      61     1,803     47
 Shares redeemed           (34,962) (1,473)  (24,218)   (956)  (17,405)  (458)
                           -------- -------  --------   -----  --------  -----

 Net increase              $ 87,157   4,036  $130,611   5,891  $111,350  3,362
                            =======   =====   =======   =====   =======  =====

PERIOD FROM NOV. 1, 1994
 TO JAN. 9, 1995:
Previous class:
 Reclassification to
  Series A shares        $(101,671) (4,722)$(159,134) (7,206)$(107,441)(3,306)
 Shares sold                 12,996     608     5,431     241     5,050    155
 Shares issued to owners
  in reinvestment of
  dividends                     528      24     4,848     218       868     27
 Shares redeemed            (4,138)   (193)   (8,009)   (358)   (3,100)   (95)
                            -------   -----   -------   -----   -------   ----

 Net (decrease)          $ (92,285) (4,283)$(156,864) (7,105)$(104,623)(3,219)
                            =======  ======  ========  ======  =======  ======
FOR THE YEAR ENDED
 OCTOBER 31, 1994:
 Shares sold               $ 28,851   1,287  $ 34,645   1,503  $ 44,189  1,348
 Shares issued to owners
  in reinvestment of
  dividends                   1,738      79     6,597     291     1,769     55
 Shares redeemed           (15,322)   (691)  (33,938) (1,471)  (23,637)  (721)
 Net increase              $ 15,267     675  $  7,304     323  $ 22,321    682




                            MIDCORE GROWTH     SPECIAL GROWTH   INTERNATIONAL
                                 FUND               FUND         EQUITY FUND
                            ---------------    --------------   --------------
                            Amount   Shares    Amount  Shares   Amount  Shares
                            ------   ------    ------  ------   ------  ------

PERIOD FROM JAN. 10
 TO OCT. 31, 1995:
Series A shares:
 Reclassification of
  previous class           $114,588   5,531  $380,463  11,829  $ 24,309  1,297
 Exchange to Series
  Institutional           (106,247) (5,128) (313,914) (9,761)  (23,001)(1,228)
 Shares sold                  3,309     141    20,357     553       878     46
 Shares issued to owners
  in reinvestment of
  dividends                       1       -         -       -         -      -
 Shares redeemed            (3,301)   (149)  (18,782)   (513)     (574)   (30)
                            -------   -----  --------   -----     -----   ----

 Net increase              $  8,350     395   $68,124   2,108    $1,612     85
                            =======   =====   =======  ======   =======  =====

Series Institutional
shares:
 Exchange in
  from Series A            $106,247   5,128  $313,914   9,761  $ 23,001  1,228
 Shares sold                 21,193     911    78,933   2,180     8,978    463
 Shares issued to owners
  in revinvestment of
  dividends                     105       5        39       1         -      -
 Shares redeemed           (18,595)   (794)  (54,904) (1,472)   (1,285)   (66)
                           --------   -----  -------- -------   -------   ----

 Net increase              $108,950   5,250  $337,982  10,470   $30,694  1,625
                            =======   =====   =======  ======    ======  =====

PERIOD FROM NOV. 1, 1994
 TO JAN. 9, 1995:
Previous class:
 Reclassification to
  Series A shares        $(114,588) (5,531)$(380,463)(11,829) $(24,309)(1,297)
 Shares sold                 25,253   1,226    31,095     978     2,199    114
 Shares issued to owners
  in reinvestment of
  dividends                     116       5     2,291      71        59      3
 Shares redeemed           (20,110)   (973)  (36,576) (1,139)     (156)    (8)
                           --------   -----  -------- -------     -----    ---

 Net (decrease)          $(109,329) (5,273)$(383,653)(11,919) $(22,207)(1,188)
                           ========   =====   =======  ======    ======  =====

FOR THE YEAR ENDED
 OCTOBER 31, 1994<F139>:
 Shares sold               $ 45,282   2,117  $209,100   6,493  $ 24,430  1,222
 Shares issued to owners
  in reinvestment of
  dividends                     214      10       436      14       -       -
 Shares redeemed           (17,031)   (801) (171,571) (5,323)     (680)   (34)
                           --------   ----- --------- -------     -----   ----
 Net increase              $ 28,465   1,326  $ 37,965   1,184  $ 23,750  1,188
                           ========   =====   =======  ======    ======  =====

<F139>For the period April 28, 1994 through October 31, 1994 for International
Equity Fund.


4.INVESTMENT TRANSACTIONS
 The aggregate purchases and sales, in thousands, of securities, excluding short-term investments, for the Funds for the year ended October 31, 1995, were as follows:

                              GROWTH AND EQUITY  MIDCORE  SPECIAL INTERNATIONAL
                    BALANCED    INCOME   INDEX   GROWTH   GROWTH      EQUITY
                                ------   -----   ------   ------      ------

                      FUND       FUND     FUND    FUND     FUND        FUND
                      ----       ----     ----    ----     ----        ----

 Purchases:
   U.S. Government  $17,102       -        -        -        -          -
   Other             61,887    $80,249  $24,791  $73,142 $320,229    $14,946
 Sales:
   U.S. Government   14,091       -        -        -        -          -
   Other             49,665     84,312   5,643   60,497   320,809      4,161

Equity Index Fund transactions in futures contracts during the period October 31, 1994 to October 31, 1995, in thousands, were as follows:

                                                    AGGREGATE
                                      NUMBER OF   FACE VALUE OF
                                      CONTRACTS  CONTRACTS <F140>
                                      ---------  --------------


Outstanding at October 31, 1994           22         $ 5,138
Contracts opened                         227          59,470
Contracts closed                        (220)        (56,173)
Outstanding at October 31, 1995           29         $ 8,435

<F140>The aggregate face value of contracts is computed on the date each contract is opened.

The number of futures contracts and gross unrealized appreciation, in thousands, as of October 31, 1995 were as follows:

                                       NUMBER OF      UNREALIZED
                                       CONTRACTS     APPRECIATION
                                       ---------     ------------

S&P 500 Financial Futures Contract
Expiration date 12/95<F141>               29             $31

<F141>At October 31, 1995, U.S. Treasury Bills of $330, in thousands, were held as collateral by the custodian in an initial margin account in connection with open futures contracts held by the Equity Index Fund.

The International Equity Fund enters into foreign currency forward contracts to hedge against foreign currency risk on unsettled trades.

At October 31, 1995, gross unrealized appreciation and depreciation of investments for federal tax purposes, in thousands, were as follows:

                                 GROWTH   EQUITY  MIDCORE SPECIAL INTERNATIONAL
                      BALANCED AND INCOME  INDEX  GROWTH  GROWTH      EQUITY
                        FUND      FUND     FUND    FUND    FUND        FUND
                        ----      ----     ----    ----    ----        ----


Appreciation          $22,532    $40,340 $47,904 $36,632  $130,604   $ 1,871
(Depreciation)        (1,897)      (881) (2,589) (1,880)  (14,503)   (3,720)
                      -------      ----- ------- -------  --------   -------

Net unrealized
  appreciation
   (depreciation) on
  investments         $20,635    $39,459 $45,315 $34,752  $116,101  $(1,849)
                       ======     ======  ======  ======   =======    ======

 At October 31, 1995, the cost of investments, in thousands, for federal income tax purposes was $104,602, $168,127, $111,231, $109,910, $394,568 and $34,601
for the Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds, respectively.

 At October 31, 1995, the Midcore Growth Fund had accumulated net realized capital loss carryovers, in thousands, of $295 expiring in 2001. The MidCore Growth Fund had accumulated net realized capital loss carryovers, in thousands, of $4,704, expiring in 2002. To the extent the MidCore Growth Fund realizes future net capital gains, taxable distributions to its shareowners will be offset by any unused capital loss carryover. For the year ended October 31, 1995, the Balanced and MidCore Growth Funds utilized, in thousands, capital loss carryovers of $1,398 and $2,666, respectively. For the year ended October 31, 1995, the following percent of dividends paid from net investment income qualifies for the dividend received deduction available to corporate stockholders:Balanced Fund 17%, Growth and Income Fund 100%, Equity Index Fund 90% and MidCore Growth Fund 100%. In addition, the Special Growth Fund's capital gain distribution of $2,571, in thousands, contains $116, in thousands, of ordinary income that qualifies for an 8% dividend received deduction available to corporate shareholders.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS
 The Funds have entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. FIRMCOentered into a Sub-Advisory Agreement with State Street Bank and Trust Company (the "Sub-Adviser") for the International Equity Fund. The Sub-Adviser is a wholly-owned subsidiary of State Street Boston Corporation, a bank holding company. Pursuant to its Sub-Advisory Agreement with FIRMCO, the Sub-Adviser is entitled to receive a fee from FIRMCO, calculated daily and payable monthly, at the annual rate presented below as applied to the International Equity Fund's daily net assets.

For the period ended October 31, 1995, FIRMCO voluntarily waived the following fees, in thousands, by Fund:

                           GROWTH     EQUITY   MIDCORE   SPECIAL  INTERNATIONAL
              BALANCED   AND INCOME    INDEX    GROWTH   GROWTH      EQUITY
                FUND        FUND       FUND      FUND     FUND        FUND
                ----        ----       ----      ----     ----        ----


Annual Rate    0.75%       0.75%      0.25%     0.75%    0.75%    <F142><F143>
Fees waived     $267         $69         -        $62      $48        $312


<F142>FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.50% of the Fund's first $25 million of average daily net assets, 1.45% on the next $25 million, 1.40% on the next $50 million and 1.35% of the Fund's average daily net assets in excess of $100 million.

<F143>to its Sub-Advisory Agreement with FIRMCO, the Sub-Adviser is entitled to receive a fee from FIRMCO, calculated daily and payable monthly, at the annual rate of 0.40% of the Fund's first $25 million of average daily net assets, 0.35% on the next $25 million, 0.30% on the next $50 million and 0.25% of the Fund's average daily net assets in excess of $100 million.

 State Street Bank and Trust Company serves as custodian and accounting services agent for the International Equity Fund, and Firstar Trust Company, an affiliate of FIRMCO, serves as custodian and accounting services agent for the remaining Funds. Firstar Trust Company serves as transfer agent for all the Funds.

 The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the year ended October 31, 1995, $83, $134, $98, $90, $346 and $20 of administration fees, in thousands, were voluntarily waived for the Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds, respectively.

 The Company has entered into Servicing Agreements with certain Service Organizations, including FIRMCOaffiliates, for the Series A class of shares. The Service Organizations are entitled to receive fees from the Funds up to the annual rate of 0.25% of the average daily net asset value of the Series A Shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Fund Series A Shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; and providing information periodically to customers showing their positions in Fund Series A Shares. Service Organization fees, in thousands, paid by the Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds to FIRMCOaffiliates aggregated $32, $64, $25, $15, $130 and $3 respectively, for the year ended October 31, 1995.

 Each Director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Portico Funds (with the exception of the MicroCap
Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Portico Funds or 90-day U.S. Treasury bills. The Funds maintain their proportionate share of the Company's liability for deferred fees.

6. FOREIGN SECURITIES
 Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S.companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S.Government.

7. DISTRIBUTIONS
 On November 8, 1995, a distribution of approximately $4.58 per share (including $1.55 taxable to shareowners as ordinary income dividends and $3.03 applicable to long-term capital gains), aggregating $57,481, in thousands, was paid by the Special Growth Fund to the shareowners of record on November 7, 1995, of both the Series A and Series Institutional Shares.

 On November 8, 1995, a long-term capital gain distribution of approximately $1.19 per share aggregating $8,837, in thousands, was paid by the Growth and Income Fund to the shareowners of record on November 7, 1995, of both the Series A and Series Institutional Shares.


Report of Independent Accountants

To the Board of Directors and Shareholders of the Portico Balanced Fund, the Portico Growth and Income Fund, the Portico Equity Index Fund, the Portico MidCore Growth Fund, the Portico Special Growth Fund, and the Portico International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Portico Balanced Fund, the Portico Growth and Income Fund, the Portico Equity Index Fund, the Portico MidCore Growth Fund, the Portico Special Growth Fund and the Portico International Equity Fund (six of the portfolios of Portico Funds, Inc. (the "Funds")) at October 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for the year ended October 31, 1995, and for each of the other periods indicated, and each of their financial highlights for the year ended October 31, 1995, and for each of the other periods indicated, all in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse
Milwaukee, Wisconsin
November 29, 1995



-Portico Funds are available through:
 - the Portico Funds Center,
 - Investment Specialists who are registered representatives of Elan Investment Services, Inc., a registered broker/dealer, NASD and SIPC member,
 - and through selected shareholder organizations.
This report is authorized for distribution only when preceded or accompanied by a current prospectus.


                   To Open an Account or Request Information
                                 1-800-982-8909
                                 1-414-287-3710

                   For Account Balances and Investor Services
                                 1-800-228-1024
                                 1-414-287-3808

                              Portico Funds Center
                            615 East Michigan Street
                                 P.O. Box 3011
                           Milwaukee, WI  53201-3011



----------------------------------------------------------------------------
Exhibit (24)(c)

STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
OCTOBER 31, 1995                              U.S.         U.S.
                                            TREASURY    GOVERNMENT  TAX-EXEMPT
                               MONEY         MONEY        MONEY        MONEY
                            MARKET FUND   MARKET FUND  MARKET FUND  MARKET FUND
                            -----------   -----------  -----------  -----------
ASSETS:
  Investments, at
    amortized cost           $173,033       $63,872      $163,056      $83,469
  Interest receivable              80         1,082           769          654
  Cash                              -             -             -          223
  Other                             9             4             9            3
                              -------        ------       -------      -------


   Total Assets               173,122        64,958       163,834       84,349
                              -------        ------       -------       ------


LIABILITIES:
  Dividends payable               723           258           659          211
  Payable to affiliates           109            28            81           34
  Accrued expenses and other
   liabilities                     29            17            26           20
                              -------       -------       -------      -------


   Total Liabilities              861           303           766          265
                              -------       -------       -------      -------


NET ASSETS                   $172,261       $64,655      $163,068      $84,084
                             ========       =======      ========      =======

CAPITAL STOCK, $.0001
    par value
  Authorized                5,000,000     5,000,000     5,000,000    5,000,000
  Issued and outstanding      172,261        64,655       163,068       84,084

NET ASSET VALUE,
  REDEMPTION PRICE AND
  OFFERING PRICE PER SHARE      $1.00         $1.00         $1.00        $1.00
                             ========       =======      ========      =======

See notes to the financial statements.


STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
YEAR ENDED OCTOBER 31, 1995                   U.S.         U.S.
                                            TREASURY    GOVERNMENT   TAX-EXEMPT
                                MONEY        MONEY        MONEY        MONEY
                             MARKET FUND  MARKET FUND  MARKET FUND  MARKET FUND
                             -----------  -----------  -----------  -----------
INVESTMENT INCOME:
 Interest income               $9,388        $3,348       $10,115        $2,779
                               ------        ------       -------        ------


EXPENSES:
 Investment advisory fees         788           297           866           351
 Administration fees              191            72           208            83
 Service organization fees         55            12            54            19
 Custody fees                      47            18            50            19
 Shareowner servicing and
   accounting costs               238            45            62            57
 Professional fees                 25            22            23            21
 Reports to shareowners            48             9            12             9
 Federal and state
   registration fees               29            15            20            23
 Directors' fees and expenses       3             4             4             5
 Other                              6             4             6             3
                               ------        ------       -------       -------


 Total expenses before waiver   1,430           498         1,305           590
  Less: Waiver of expenses      (485)         (142)         (266)         (170)
                               ------        ------       -------       -------


  Net Expenses                    945           356         1,039           420
                               ------        ------       -------       -------



NET INVESTMENT INCOME          $8,443        $2,992       $ 9,076        $2,359
                               ======        ======       =======        ======

See notes to the financial statements.



STATEMENT OF CHANGES IN NET ASSETS, PART 1
(AMOUNTS IN THOUSANDS)                                       U.S. TREASURY
                                MONEY MARKET FUND          MONEY MARKET FUND
                                -----------------          -----------------
                             Year ended October 31,     Year ended October 31,
                              ---------------------      ---------------------
                                1995         1994          1995          1994
                                ----         ----          ----          ----
OPERATIONS:
 Net investment income      $   8,443     $   4,842     $   2,992    $   1,470
                            ---------     ---------     ---------    ---------

 Increase in net assets
  resulting from
  operations                    8,443         4,842         2,992        1,470
                            ---------     ---------     ---------    ---------


CAPITAL SHARE
 TRANSACTIONS:
 Shares sold                  601,835       626,248       205,921      137,603
 Shares issued to
  owners in reinvestment
  of dividends                  7,100         3,613           283          148
                            ---------     ---------     ---------    ---------

                              608,935       629,861       206,204      137,751

 Shares redeemed            (601,692)     (597,411)     (197,569)    (122,475)
                            ---------     ---------     ---------    ---------

 Net increase (decrease)        7,243        32,450         8,635       15,276
                            ---------     ---------     ---------    ---------

DIVIDENDS PAID FROM:
 Net investment income        (8,443)       (4,842)       (2,992)      (1,470)
                            ---------     ---------     ---------    ---------


TOTAL INCREASE
 (DECREASE) IN
  NET ASSETS                    7,243        32,450         8,635       15,276

NET ASSETS:
 Beginning of year            165,018       132,568        56,020       40,744
                              -------       -------        ------       ------


 End of year                 $172,261      $165,018      $ 64,655     $ 56,020
                             ========      ========      ========     ========


STATEMENT OF CHANGES IN NET ASSETS, PART 2
(AMOUNTS IN THOUSANDS)

                                 U.S. GOVERNMENT               TAX-EXEMPT
                                MONEY MARKET FUND          MONEY MARKET FUND
                             ---------------------       ---------------------
                             Year ended October 31,      Year ended October 31,
                               1995          1994          1995          1994
                               ----          ----          ----          ----
OPERATIONS:
 Net investment income       $  9,076      $  6,375      $  2,359     $  1,724
                             --------      --------      --------     --------

 Increase in net assets
  resulting from
  operations                    9,076         6,375         2,359        1,724
                             --------      --------      --------     --------


CAPITAL SHARE
 TRANSACTIONS:
 Shares sold                  875,356       672,045       182,982      173,282
 Shares issued to
  owners in reinvestment
  of dividends                  2,649         1,425           884          676
                            ---------     ---------      --------    ---------

                              878,005       673,470       183,866      173,958

 Shares redeemed            (898,528)     (693,044)     (170,218)    (177,143)
                            ---------     ---------     ---------    ---------

 Net increase (decrease)     (20,523)      (19,574)        13,648      (3,185)
                            ---------     ---------     ---------    ---------


DIVIDENDS PAID FROM:
 Net investment income        (9,076)       (6,375)       (2,359)      (1,724)
                            ---------     ---------     ---------    ---------


TOTAL INCREASE
 (DECREASE) IN
  NET ASSETS                 (20,523)      (19,574)        13,648      (3,185)

NET ASSETS:
 Beginning of year            183,591       203,165        70,436       73,621
                            ---------     ---------     ---------    ---------


 End of year                 $163,068      $183,591      $ 84,084     $ 70,436
                            =========     =========     =========    =========

See notes to the financial statements.


FINANCIAL HIGHLIGHTS, PART 1



                                                                     MONEY MARKET FUND
                                -------------------------------------------------------------------------------------------
                                                                                                                    March 16,
                                                                                                                   1988<F144>
                                                            Year ended October 31,                                   through
                                                                                                                    Oct. 31,
                                1995        1994        1993       1992<F145>    1991         1990        1989       1988
                                ----        ----        ----       --------      ----         ----        ----        ----

Per Share Data:
Net asset value,
  beginning of
  period                        $1.00        $1.00       $1.00        $1.00       $1.00        $1.00       $1.00        $1.00

Income from
  investment
  operations:
  Net investment
   income<F146>                  0.05         0.03        0.03         0.04        0.06         0.08        0.08         0.05
                                 ----         ----        ----         ----        ----         ----        ----         ----


  Total from
    investment
    operations                   0.05         0.03        0.03         0.04        0.06         0.08        0.08         0.05
                                 ----         ----        ----         ----        ----         ----        ----         ----


Less distributions:
  Dividends from
  net investment
  income                       (0.05)       (0.03)      (0.03)       (0.04)      (0.06)       (0.08)      (0.08)       (0.05)
                               ------       ------      ------       ------      ------       ------      ------       ------


  Total
    distributions              (0.05)       (0.03)      (0.03)       (0.04)      (0.06)       (0.08)      (0.08)       (0.05)
                               ------       ------      ------       ------      ------       ------      ------       ------


Net asset value,
  end of period                 $1.00        $1.00       $1.00        $1.00       $1.00        $1.00       $1.00        $1.00
                                =====        =====       =====        =====       =====        =====       =====        =====

Total Return<F147>              5.51%        3.42%       2.71%        3.73%       6.39%        8.14%       9.01%        4.63%

Supplemental data and ratios:
  Net assets, in
  thousands,
    end of period            $172,261     $165,018    $132,568     $146,012    $628,697     $762,170    $201,097     $100,373
  Ratio of net
    expenses to
    average net
    assets <F148>               0.60%        0.60%       0.60%        0.58%       0.50%        0.51%       0.60%        0.44%
  Ratio of net
    investment
    income to
    average
    net assets<F148>            5.36%        3.44%       2.67%        3.84%       6.28%        7.81%       8.66%        7.35%



FINANCIAL HIGHLIGHTS, PART 2

                                                  U.S. TREASURY
                                                MONEY MARKET FUND
                                 -----------------------------------------------

                                                                       April 29
                                                                     1991<F144>
                                       Year ended October 31,           through
                                       ----------------------          Oct. 31,
                                 1995      1994      1993    1992<F145>   1991
                                 ----      ----      ----    --------     ----

Per Share Data:
Net asset value,
 beginning of period             $1.00    $1.00     $1.00     $1.00       $1.00

Income from investment
 operations:
 Net investment income<F146>      0.05     0.03      0.03      0.04        0.03
                                  ----     ----      ----      ----        ----


 Total from investment
  operations                      0.05     0.03      0.03      0.04        0.03
                                  ----     ----      ----      ----        ----


Less distributions:
 Dividends from net
  investment income             (0.05)   (0.03)    (0.03)    (0.04)      (0.03)
                                ------   ------    ------    ------      ------


 Total distributions            (0.05)   (0.03)    (0.03)    (0.04)      (0.03)
                                ------   ------    ------    ------      ------


Net asset value,
 end of period                   $1.00    $1.00     $1.00     $1.00       $1.00
                                 =====    =====     =====     =====       =====

Total Return<F147>               5.16%    3.20%     2.59%     3.48%       2.69%

Supplemental data and ratios:
 Net assets, in thousands,
  end of period                $64,655  $56,020   $40,744   $37,342     $36,267
 Ratio of net expenses to
  average net assets<F148>        0.60%    0.60%     0.60%     0.60%       0.52%
 Ratio of net investment
  income to average
  net assets<F148>               5.04%    3.14%     2.55%     3.42%       5.23%


FINANCIAL HIGHLIGHTS, PART 3

                                                                      U.S. GOVERNMENT
                                                                     MONEY MARKET FUND
                                         --------------------------------------------------------------------------
                                                                                                                 Aug. 1, 1988 <F144>
                                                                    Year ended October 31,                               through
                                                                    ----------------------                               Oct. 31,
                                  1995         1994        1993     1992<F145>      1991         1990        1989          1988
                                  ----         ----        ----      --------       ----         ----        ----          ----
Per Share Data:
Net asset value,

  beginning of period              $1.00       $1.00        $1.00       $1.00        $1.00       $1.00        $1.00        $1.00

Income from investment
  operations:
  Net investment income<F146>       0.05        0.03         0.03        0.04         0.06        0.08         0.08         0.02
                                    ----        ----         ----        ----         ----        ----         ----         ----


  Total from investment
    operations                      0.05        0.03         0.03        0.04         0.06        0.08         0.08         0.02
                                    ----        ----         ----        ----         ----        ----         ----         ----


Less distributions:
  Dividends from net
    investment income             (0.05)      (0.03)       (0.03)      (0.04)       (0.06)      (0.08)       (0.08)       (0.02)
                                  ------      ------       ------      ------       ------      ------       ------       ------


  Total distributions             (0.05)      (0.03)       (0.03)      (0.04)       (0.06)      (0.08)       (0.08)       (0.02)
                                  ------      ------       ------      ------       ------      ------       ------       ------


Net asset value,
  end of period                    $1.00       $1.00        $1.00       $1.00        $1.00       $1.00        $1.00        $1.00
                                   =====       =====        =====       =====        =====       =====        =====        =====

Total Return<F147>                 5.37%       3.35%        2.63%       3.60%        6.02%       7.84%        8.72%        1.91%

Supplemental data and ratios:
  Net assets, in thousands,
    end of period               $163,068    $183,591     $203,165    $211,521     $237,752    $153,480     $101,497      $49,069
  Ratio of net expenses to
    average net assets<F148>       0.60%       0.60%        0.60%       0.60%        0.60%       0.60%        0.61%        0.50%
  Ratio of net investment
    income to average
    net assets<F148>               5.24%       3.29%        2.59%       3.56%        5.80%       7.55%        8.43%        7.56%



FINANCIAL HIGHLIGHTS, PART 4

                                                                           TAX-EXEMPT
                                                                        MONEY MARKET FUND
                                  ---------------------------------------------------------------------------------------------
                                                                                                                        June 27,
                                                                                                                       1988<F144>
                                                               Year ended October 31,                                   through
                                                               ----------------------
                                  1995         1994        1993       1992<F145>    1991         1990        1989    Oct. 31, 1988
                                  ----         ----        ----       --------      ----         ----        ----     -------------
Per Share Data:
Net asset value,
   beginning of
     period                        $1.00       $1.00        $1.00       $1.00        $1.00       $1.00        $1.00        $1.00

Income from investment
   operations:
   Net investment
     income<F146>                   0.03        0.02         0.02        0.03         0.04        0.05         0.06         0.02
                                    ----        ----         ----        ----         ----        ----         ----         ----


   Total from investment
     operations                     0.03        0.02         0.02        0.03         0.04        0.05         0.06         0.02
                                    ----        ----         ----        ----         ----        ----         ----         ----


Less distributions:
   Dividends from net
     investment
     income                       (0.03)      (0.02)       (0.02)      (0.03)       (0.04)      (0.05)       (0.06)       (0.02)
                                  ------      ------       ------      ------       ------      ------       ------       ------


   Total
   distributions                  (0.03)      (0.02)       (0.02)      (0.03)       (0.04)      (0.05)       (0.06)       (0.02)
                                  ------      ------       ------      ------       ------      ------       ------       ------


Net asset value,
   end of period                   $1.00       $1.00        $1.00       $1.00        $1.00       $1.00        $1.00        $1.00
                                   =====       =====        =====       =====        =====       =====        =====        =====

Total Return<F147>                 3.42%       2.25%        2.17%       2.91%        4.49%       5.51%        5.99%        1.78%

Supplemental data and ratios:
   Net assets, in thousands,
     end of period               $84,084     $70,436      $73,621     $74,343      $29,714     $16,424      $18,429      $10,838
   Ratio of net
     expenses to
     average net
     assets<F148>                  0.60%       0.60%        0.60%       0.60%        0.63%       0.64%        0.60%        0.52%
   Ratio of net investment
     income to
     average
     net assets<F148>              3.36%       2.23%        2.12%       2.83%        4.34%       5.38%        5.82%        5.10%

<F144> Commencement of operations.
<F145> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F146> For the Tax-Exempt Money Market Fund, substantially all investment income is exempt from Federal income tax.
<F147> Not annualized for the period ended October 31, 1988, for the Money Market, U.S. Government Money Market and Tax-Exempt Money
Market Funds and for the period ended October 31, 1991, for the U.S. Treasury Money Market Fund.
<F148> Annualized for the period ended October 31, 1988, for the Money Market, U.S. Government Money Market and Tax-Exempt Money
Market Funds and for the period ended October 31, 1991, for the U.S. Treasury Money Market Fund.

See notes to the financial statement.



MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

   Principal                                    Amortized
    Amount                                        Cost
(in thousands)                               (in thousands)
 ------------                                 ------------
       COMMERICAL PAPER 89.4%
       ASSET BACKED 2.0%
$3,500 Ciesco L.P.,
        5.67%, 11/09/95                         $ 3,496
                                                -------
       AUTOS & TRUCKS 4.6%
       Ford Credit Europe PLC,
 4,000  5.71%, 1/08/96                            3,957
 4,000  5.69%, 1/25/96                            3,946
                                                  -----
                                                  7,903
                                                  -----
       BANKING - FOREIGN 2.3%
 4,000 Deutsche Bank Financial Inc.,
        5.68%, 1/16/96                            3,952
                                                  -----
       BEVERAGES 2.0%
 3,500 Brown-Forman Corporation,
        5.62%, 12/18/95                           3,474
                                                  -----
       CONGLOMERATES 6.4%
       Mitsubishi International Corp.,
 3,500  5.73%, 11/10/95                           3,495
 3,500  5.76%, 1/24/96                            3,453
 4,000 Sumitomo Corporation of America,
        5.80%, 1/29/96                            3,943
                                                  -----
                                                 10,891
                                                 ------
       CONSUMER STAPLES 3.9%
 2,656 Hitachi America, Ltd.,
        5.65%, 1/12/96                            2,626
 4,000 Unilever Capital Corporation,
        5.62%, 11/29/95                           3,982
                                                  -----
                                                  6,608
                                                  -----
       DRUGS 5.8%
 3,500 Colgate-Palmolive Company,
        5.68%, 12/11/95                           3,478
       Sandoz Corporation,
 3,500  5.65%, 11/03/95                           3,499
 3,000  5.68%, 11/15/95                           2,993
                                                  -----
                                                  9,970
                                                  -----
       ELECTRONICS 2.0%
 3,500 Panasonic Finance Inc.,
        5.70%, 12/29/95                           3,468
                                                  -----
       ENERGY 4.0%
       Arco Coal Australia Inc.,
 3,500  5.66%, 12/07/95                           3,480
 3,500  5.66%, 12/13/95                           3,477
                                                  -----
                                                  6,957
                                                  -----
       EQUIPMENT - LEASING 2.0%
 3,500 International Lease Finance Corp.,
        5.70%, 11/20/95                           3,489
                                                  -----
       FINANCE 18.2%
       American Express Co.,
 3,000  5.63%, 11/02/95                           3,000
 3,000  5.60%, 11/07/95                           2,997
 4,000 General Electric Capital Corp.,
        5.67%, 11/14/95                           3,992
 4,000 Hanson Finance (U.K.) PLC,
        5.62%, 1/11/96                            3,956
 3,500 Heller Financial, Inc.,
        5.69%, 11/28/95                           3,485
 3,500 Paccar Financial Company,
        5.67%, 11/30/95                           3,484
 3,500 Swedish Export Credit Corp.,
        5.68%, 11/22/95                           3,488
       Transamerica Finance Corp.,
 3,500  5.71%, 11/17/95                           3,491
 3,500  5.71%, 11/21/95                           3,489
                                                  -----
                                                 31,382
                                                 ------
      FINANCE - SERVICES 10.6%
 4,000 Goldman Sachs Group, L.P.,
        5.70%, 1/10/96                            3,956
       Merrill Lynch and Co., Inc.,
 4,000  5.70%, 1/31/96                            3,942
 3,500  5.60%, 3/05/96                            3,432
       Morgan Stanley Group, Inc.,
 3,000  5.60%, 12/19/95                           2,978
 4,000  5.60%, 12/20/95                           3,970
                                                  -----
                                                 18,278
                                                 ------
       FOOD 2.3%
 4,000 CPC International, Inc.,
        5.69%, 2/05/96                            3,939
                                                  -----
       INSURANCE 8.7%
 3,500 American General Corporation,
        5.70%, 12/06/95                           3,481
 4,000 ITT Hartford Group, Inc.,
        5.77%, 11/06/95                           3,997
       John Hancock Capital Corp.,
 4,000  5.72%, 12/28/95                           3,964
 3,500  5.73%, 1/11/96                            3,460
                                                  -----
                                                 14,902
                                                 ------
       METALS & MINING 2.0%
 3,500 RTZ America Inc.,
        5.62%, 12/15/95                           3,476
                                                  -----
       SOVEREIGN 6.3%
       Quebec Province of Canada,
 4,000  5.62%, 1/09/96                            3,957
 4,000  5.71%, 1/30/96                            3,943
 3,000 Wool International,
        5.69%, 12/01/95                           2,986
                                                  -----
                                                 10,886
                                                 ------
       TECHNOLOGY 4.0%
 3,500 Pitney Bowes Credit Corporation,
        5.62%, 12/12/95                           3,477
 3,500 Xerox Corporation,
        5.65%, 12/04/95                           3,482
                                                  -----
                                                  6,959
                                                  -----
      UTILITIES 2.3%
 4,000 AT&T Capital Corporation,
        5.71%, 1/19/96                            3,950
                                                  -----

       Total Commercial Paper                   153,980
                                                -------
      VARIABLE RATE DEMAND NOTES 4.6%
 8,000  WPL Holdings Demand Note                  8,000
                                                  -----

       Total Variable Rate Demand Notes           8,000
                                                  -----

    Number
   of Shares
(in thousands)
 ------------
       INVESTMENT COMPANIES 6.4%
 2,442 Financial Square Prime
        Obligation Fund                           2,442
 8,611 Short-Term Investments Co.
        Liquid Assets Portfolio                   8,611
                                                  -----

       Total Investment Companies                11,053
                                                 ------

       Total Investments 100.4%                 173,033
                                                -------

       Liabilities, less Other Assets (0.4)%      (772)
                                                -------


       NET ASSETS 100.0%                       $172,261
                                                =======

See notes to the financial statement.


U.S. TREASURY MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

   Principal                                    Amortized
    Amount                                        Cost
(in thousands)                               (in thousands)
 ------------                                -------------
       U.S. TREASURIES 90.2%
       U.S. TREASURY NOTES 68.7%
 7,000 11.50%, 11/15/95                            7,015
 5,500  5.125%, 11/15/95                           5,499
12,600  7.50%, 1/31/96                            12,654
 6,000  7.88%, 2/15/96                             6,039
 7,200  4.63%, 2/15/96                             7,180
 2,500  7.38%, 5/15/96                             2,523
 3,500  4.25%, 5/15/96                             3,475
                                                 -------
                                                  44,385
                                                 -------
       U.S. TREASURY BILLS 21.5%
 4,000 5.14%, 11/30/95                            3,983
 5,000 5.32%, 12/14/95                            4,968
 5,000 5.34%, 1/04/96                             4,953
                                                 ------
                                                 13,904
                                                 ------

       Total U.S. Treasuries                     58,289
                                                 ------
    Number
   of Shares
(in thousands)
 ------------
       INVESTMENT COMPANIES 8.6%
 2,826 Institutional Liquid Assets
        Treasury Instruments Portfolio            2,826
 2,757 Short-Term Investments Co.
        Treasury Tax Advantage Portfolio          2,757
                                                  -----

       Total Investment Companies                 5,583
                                                  -----

       Total Investments 98.8%                   63,872
                                                 ------


       Other Assets, less Liabilities 1.2%          783
                                                 ------
       NET ASSETS 100.0%                        $64,655
                                                 ======

See notes to the financial statement.




U.S. GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

   Principal                                  Amortized
    Amount                                       Cost
(in thousands)                              (in thousands)
 ------------                                ------------
       U.S. GOVERNMENT AGENCIES 93.4%
       FEDERAL FARM CREDIT BANK 21.1%
       Federal Farm Credit Bank Discount Notes:
 5,000  5.55%, 11/01/95                           5,000
 6,000  5.59%, 11/15/95                           5,987
 5,000  5.59%, 11/21/95                           4,984
 3,615  5.56%, 12/01/95                           3,598
 5,000  5.59%, 12/04/95                           4,974
 5,000  5.57%, 12/14/95                           4,967
 5,000  5.46%, 1/23/96                            4,937
                                                 ------
                                                 34,447
                                                 ------

       FEDERAL HOME LOAN BANK 7.9%
       Federal Home Loan Bank Discount Notes:
 4,000  5.52%, 12/18/95                           3,971
 5,000  5.48%, 12/26/95                           4,958
 4,000  5.51%, 1/08/96                            3,959
                                                 ------
                                                 12,888
                                                 ------
       FEDERAL HOME LOAN MORTGAGE CORP. 16.5%
       Federal Home Loan Mortgage Corp. Discount Notes:
 4,000  5.59%, 11/06/95                           3,997
 4,000  5.62%, 11/17/95                           3,990
 4,000  5.60%, 11/20/95                           3,988
 5,000  5.58%, 12/07/95                           4,972
 3,000  5.58%, 12/08/95                           2,983
 4,000  5.59%, 1/09/96                            3,957
 3,000  5.58%, 1/17/96                            2,964
                                                 ------
                                                 26,851
                                                 ------

       FEDERAL NATIONAL MORTGAGE ASSN. 21.2%
       Federal National Mortgage Assn. Discount Notes:
 4,000  5.62%, 11/13/95                           3,993
 4,000  5.59%, 11/30/95                           3,982
 4,000  5.85%, 12/11/95                           3,974
 4,005  5.56%, 12/22/95                           3,973
 5,000  5.53%, 12/27/95                           4,957
 4,000  5.53%, 12/28/95                           3,965
 5,000  5.50%, 2/23/96                            4,913
 5,000  5.50%, 3/13/96                            4,898
                                                 ------
                                                 34,655
                                                 ------
       OTHER 2.4%
 4,000 Tennessee Valley Authority Discount Note,
        5.60%, 11/08/95                           3,996
                                                 ------

       STUDENT LOAN MARKETING ASSN. 16.8%
       Student Loan Marketing Assn. Floating Rate Notes:
 5,000  5.60%, 7/19/96                            5,001
13,500  5.66%, 12/20/96<F149>                    13,497
 3,810  5.80%, 10/30/97<F149>                     3,813
 5,000  5.80%, 11/20/97<F149>                     5,005
                                                 ------
                                                 27,316
                                                 ------
       GOVERNMENT BOND 7.5%
       Government Trust Certificates, Class 2-D:
 4,975  9.25%, 11/15/95                           5,015
 4,975  9.25%, 5/15/96                            5,044
 2,138  9.25%, 11/15/96                           2,168
                                                 ------
                                                 12,227
                                                 ------

       Total U.S. Government Agencies           152,380
                                                -------


    Number
   of Shares
(in thousands)
 ------------
       INVESTMENT COMPANIES 6.5%
 4,535 Financial Square Government
        Obligation Fund                           4,535
 6,141 Short-Term Investments Co.
        Treasury Portfolio                        6,141
                                                 ------


       Total Investment Companies                10,676
                                                 ------

       Total Investments 99.9%                  163,056
                                                -------


       Other Assets, less Liabilities 0.1%           12
                                                -------


       NET ASSETS 100.0%                       $163,068
                                               ========

<F149>Stated maturity with weekly interest rate reset.

See notes to the financial statements.



TAX-EXEMPT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

   Principal                                              Amortized
    Amount                                                  Cost
(in thousands)                                         (in thousands)
 ------------                                           ------------
       GENERAL OBLIGATION 4.7%
   930 Carson City, Nevada School District,
        9.00%, 4/01/96                                        947
   490 Fox Valley, Wisconsin, VTAE District,
        5.20%, 6/01/96                                        493
 1,000 Honolulu, Hawaii, City and County,
        9.00%, 3/01/96                                      1,018
 1,000 New Jersey State,
        7.30%, 11/01/95                                     1,000
   480 Northwestern Mutual Life,
        4.50%, 2/15/09<F150><F152>                            480
                                                            -----
       Total General Obligation                             3,938
                                                            -----
       NOTES AND BONDS 6.3%
       INDUSTRIAL DEVELOPMENT/
       POLLUTION CONTROL REVENUE 3.3%
 2,000 Illinois Development Finance Authority,
        Enterprise Office, 4.00%, 12/01/17<F150><F152>      2,000
   800 Moffat County, Colorado, Pollution Control,
        3.95%, 7/01/10<F150><F151>                            800
                                                            -----
                                                            2,800
                                                            -----
       MISCELLANEOUS 2.4%
 2,000 Illinois State Revenue Anticipation Certificates,
        4.50%, 5/10/96                                      2,008
                                                            -----
       TRANSPORTATION REVENUE 0.6%
   500 Maryland State Department of Transportation
        and Construction, 5.70%, 9/01/96                      507
                                                            -----

       Total Notes and Bonds                                5,315
                                                            -----

       PREREFUNDED AND ESCROWED
       TO MATURITY 12.9%
 1,000 District of Columbia - Series A,
        7.875%, 6/01/06, Prerefunded 6/01/96                1,043
 1,100 Harris County, Texas - Hospital District,
        8.50%, 4/01/15, Prerefunded 4/01/96                 1,143
 2,445 Kentucky Development Finance Authority -
        Good Samaritan Hospital,
        10.25%, 12/01/11, Prerefunded 12/01/95              2,505
 2,085 Lowndes County, Mississippi - Hospital Revenue,
        11.00%, 2/01/16, Prerefunded 2/01/96                2,179
   665 Maine Municipal Bond Bank,
        6.30%, 11/01/99, Prerefunded 11/01/96                 686
 1,000 Maricopa County, Arizona, State Transportation
        Board - Regional Area Road Fund,
        7.60%, 7/01/01, Prerefunded 7/01/96                 1,046
 2,155 Muskingum County, Ohio, Certificates -
        Office Building Project, 9.20%,
        6/01/10, Prerefunded 6/01/96                        2,259
                                                            -----

       Total Prerefunded and Escrowed to Maturity          10,861
                                                           ------


       REVENUE BONDS 62.3%
       (DAILY/WEEKLY/MONTHLY PUT BONDS)
       ELECTRIC REVENUE 6.2%
 2,100 County of Mason, Kentucky, Series 1984B,
        3.95%, 10/15/14<F150>                               2,100
 3,085 Putnam County, Florida Development
        Authority - Seminole Electric,
        3.95%, 3/15/14<F150>                                3,085
                                                            -----

                                                            5,185
                                                            -----
       HOSPITAL REVENUE 23.5%
 2,000 Des Moines, Iowa, Methodist Medical
        Center Project, 4.00%, 8/01/15<F150>                2,000
 1,000 Illinois Health Facilities Authority,
        4.00%, 1/01/16<F150>                                1,000
 1,000 Illinois Health Facilities Authority -
        Evangelical Hospitals, 3.85%, 1/01/16<F150>         1,000
 3,000 Indiana Health,
        3.90%, 12/01/02<F150>                               3,000
 2,600 Jefferson Parish, Louisiana, Hospital,
        3.90%, 12/01/15<F150>                               2,600
 2,300 Louisiana PFA Hospital Equipment,
        4.30%, 12/01/05<F150>                               2,300
 1,845 Richland County, South Carolina, Orangeburg -
        Calhoun Regional Hospital, 4.30%, 10/01/06<F150>    1,845
   500 West Virginia State Hospital Finance
        Authority -  St. Joseph's Hospital Project,
        4.15%, 10/01/10<F150>                                 500
 2,000 Wisconsin State Health & Educational
        Facilities - Blood Center, 3.95%, 6/01/19<F150>     2,000
 3,500 Wisconsin State Health & Educational
        Facilities - Marshfield Clinic, 3.90%,
        6/01/10<F150>                                       3,500
                                                           ------
                                                           19,745
                                                           ------
       HOUSING REVENUE 13.3%
 2,000 Broward County, Florida, Housing Finance
        Authority - Quiet Creek Apartments,
        4.15%, 12/01/29<F150>                               2,000
 1,800 Dade County, Florida, Housing Finance
        Authority - Nob Hill Project Series 1,
        4.15%, 12/01/29<F150>                               1,800
 2,200 Fulton County, Georgia, Housing Authority,
        4.30%, 8/01/16<F150>, called 11/01/95               2,200
 1,625 Illinois Development Finance Authority -
        St. Paul's House, 3.95%, 2/01/25<F150>              1,625
 2,990 Industrial Development Authority of St. Louis,
        4.15%, 2/01/07<F150>                                2,990
   555 Washington State Housing Finance -
        Community Multifamily Mortgage,
        4.05%, 10/01/20<F150>                                 555
                                                           ------
                                                           11,170
                                                           ------
       INDUSTRIAL DEVELOPMENT/POLLUTION
        CONTROL REVENUE 4.7%
 1,350 Oakbrook Terrace, Illinois  - Oakbrook
        Terrace Atrium, 4.25%, 12/01/25<F150>               1,350
 2,600 Oklahoma County, Oklahoma Finance
        Authority - Perrine Office Project,
        4.25%, 12/01/14<F150>                               2,600
                                                            -----
                                                            3,950
                                                            -----
      MISCELLANEOUS 1.8%
 1,000 Glendale, California, Reliance Development
        Public Parking, 3.90%, 12/01/14<F150>               1,000
   510 Indianapolis, Indiana, Economic Development -
       Jewish Federation Campus, 3.90%, 4/01/05<F150>         510
                                                              ---
                                                            1,510
                                                            -----
       POOLED GOVERNMENT AUTHORITY REVENUE 6.1%
 3,100 Illinois Educational Facilities Authority,
        4.00%, 12/01/25, Prerefunded 12/01/95<F150>         3,100
 2,000 Indiana Hospital Equipment Financing
        Authority, Series A, 3.90%, 12/01/15<F150>          2,000
                                                            -----
                                                            5,100
                                                            -----
       UNIVERSITY REVENUE 10.4%
 2,500 Illinois Development Finance Authority -
        Aurora - Central Catholic High School,
        3.95%, 4/01/24<F150>                                2,500
 2,000 Illinois Development Finance Authority -
        Lake Forest Academy, 3.95%, 12/01/24<F150>          2,000
 3,000 Illinois Development Finance Authority -
        St. Ignatius College Prep, 3.95%, 6/01/24<F150>     3,000
 1,275 University of Iowa, Facilities Corp.,
        4.00%, 6/01/05<F150>                                1,275
                                                            -----
                                                            8,775
                                                            -----

       Total Revenue Bonds                                 55,435
                                                           ------
       INVESTMENT COMPANIES 9.4%
 4,204 Financial Square Tax-Exempt
        Money Market Fund                                   4,204
 3,716 Tax-Free Investment Trusts                           3,716
                                                            -----

       Total Investment Companies                           7,920
                                                            -----

       Total Investments 99.3%                             83,469
                                                           ------

       Other Assets, less Liabilities 0.7%                    615
                                                           ------


       NET ASSETS 100.0%                                  $84,084
                                                          =======

<F150>Variable rate security
<F151>Stated maturity with mandatory put
<F152>Stated maturity with option to put

See notes to the financial statements.



MONEY MARKET FUND
U.S. TREASURY MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS

1.ORGANIZATION
 Portico Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Money Market, U.S. Treasury Money Market (formerly the U.S. Federal Money Market Fund), U.S. Government Money Market and Tax-Exempt Money Market Funds (the "Funds") are separate, diversified investment portfolios of the Company. The Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds commenced operations on March 16, 1988, April 29, 1991, August 1, 1988 and June 27, 1988, respectively.

2.SIGNIFICANT ACCOUNTING POLICIES
 The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - The securities are valued on the basis of amortized cost for financial reporting purposes and federal income tax purposes, which approximates market value. Variable rate demand notes are valued at cost which approximates market value.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years.

c) Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio such as advisory, administration, service organization fees and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts or net sales, where applicable.

d) Distributions to Shareowners - Dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, will be declared at least annually.

e) Other - The Funds recognize interest income on the accrual basis. For securities with put provisions, discounts and premiums are amortized to the earlier of the put date or maturity. For the remainder of securities, discounts and premiums are amortized over the life of the respective securities. Investment and shareowner transactions are recorded no later than the first business day after the trade date. Realized gains and losses from investment transactions are reported on an identified cost basis which is the same basis the Funds use for federal income tax purposes. The U.S. Government Money Market Fund has investments in floating rate government agency notes. The notes have weekly interest rate reset provisions which are tied to the 90-day Treasury bill rate. The Fund values the securities at amortized cost, which approximates market. Transactions in capital shares at $1.00 per share are shown in the Statement of Changes in Net Assets. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS
 The Funds have entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Funds, FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% on the first $2 billion of each Fund's average daily net assets, and 0.40% of each Fund's average daily net assets in excess of $2 billion. For the year ended October 31, 1995, FIRMCO voluntarily waived $366, $97, $136 and $118 of its advisory fees, in thousands, for the Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds, respectively.

 Firstar Trust Company, an affiliate of FIRMCO, serves as custodian, transfer agent and accounting services agent for the Funds.

 The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the year ended October 31, 1995, $119, $45, $130 and $52 of administration fees, in thousands, are voluntarily waived for the Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds, respectively.

 Prior to January 1, 1995, The Funds had Servicing Agreements with certain Service Organizations, including FIRMCO and its affiliates. The Service Organizations were entitled to receive fees from the Funds up to the annual rate of 0.25% of the average daily net assets of the Funds for certain support and/or distribution services to customers of the Service Organizations who were beneficial owners of Fund shares. Service Organization fees, in thousands, paid by the Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds to FIRMCO and its affiliates aggregated $15, $19, $75 and $25, respectively, for the year ended October 31, 1995. The Servicing Agreements were terminated effective January 1, 1995.

 The Funds have adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 and made payments, in thousands, for the Money Market Fund of $33, for the year ended October 31, 1995. No payments for the U.S. Government Money Market, U.S. Treasury Money Market or Tax-Exempt Money Market Funds were made during the year ended October 31, 1995.

 Each Director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Portico Funds (with the exception of the MicroCap
Fund)or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Portico Funds or 90-day U.S. Treasury bills. The Funds maintain their proportionate share of the Company's liability for deferred fees.


Report of Independent Accountants

To the Board of Directors and Shareholders of the Portico Money Market Fund, the Portico U.S.Treasury Money Market Fund, the Portico U.S. Government Money Market Fund and the Portico Tax-Exempt Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Portico Money Market Fund, the Portico U.S.Treasury Money Market Fund (formerly the Portico U.S. Federal Money Market Fund), the Portico U.S. Government Money Market Fund and the Portico Tax-Exempt Money Market Fund (four of the portfolios of Portico Funds, Inc. (the "Funds")) at October 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and each of their financial highlights for the year ended October 31, 1995, and for each of the other periods indicated, all in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse
Milwaukee, Wisconsin
November 29, 1995



-Portico Funds are available through:
 - the Portico Funds Center,
 - Investment Specialists who are registered representatives of Elan Investment Services, Inc., a registered broker/dealer, NASD and SIPC member,
 - and through selected shareholder organizations.
This report is authorized for distribution only when preceded or accompanied by a current prospectus.


                   To Open an Account or Request Information
                                 1-800-982-8909
                                 1-414-287-3710

                   For Account Balances and Investor Services
                                 1-800-228-1024
                                 1-414-287-3808

                              Portico Funds Center
                            615 East Michigan Street
                                 P.O. Box 3011
                            Milwaukee, WI 53201-3011
------------------------------------------------------------------------------
Exhibit (24)(d)

INSTITUTIONAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
(Amounts in thousands, except per share data)
October 31, 1995

ASSETS:
 Investments, at amortized cost                $719,652
 Interest receivable                                275
 Other                                                3
                                               --------

   Total Assets                                 719,930
                                               --------

LIABILITIES:
 Dividends payable                                3,139
 Payable to affiliates                              197
 Accrued expenses                                    28
                                               --------
   Total Liabilities                              3,364
                                               --------
NET ASSETS                                     $716,566
                                               ========

CAPITAL STOCK, $.0001 par value
 Authorized                                   5,000,000
 Issued and outstanding                         716,566

NET ASSET VALUE,
 REDEMPTION PRICE AND
 OFFERING PRICE PER SHARE                         $1.00
                                                =======

See notes to the financial statements.



INSTITUTIONAL MONEY MARKET FUND
STATEMENT OF OPERATIONS
(Amounts in thousands)
Year Ended October 31, 1995

INVESTMENT INCOME:
 Interest income                                $42,483
                                               --------
EXPENSES:
 Investment advisory fees                         3,552
 Administration fees                                864
 Service organization fees                          271
 Custody fees                                       170
 Federal and state registration fees                 42
 Shareowner servicing and
   accounting costs                                  63
 Professional fees                                   27
 Reports to shareowners                              13
 Amortization of organization costs                   4
 Directors' fees and expenses                         5
 Other                                               32
                                               --------
 Total expenses before waiver                     5,043
  Less: Waiver of expenses                      (2,530)
                                               --------
  Net Expenses                                    2,513
                                               --------
NET INVESTMENT INCOME                           $39,970
                                               ========


STATEMENT OF CHANGES IN NET ASSETS
(Amounts in thousands)
                                        Year Ended October 31,
                                        ----------------------
                                         1995             1994
                                         ----             ----
OPERATIONS:
 Net investment income               $   39,970      $   24,254
                                     ----------      ----------
 Increase in net assets resulting
  from operations                        39,970          24,254
                                     ----------      ----------

CAPITAL SHARE
 TRANSACTIONS:
 Shares sold                          2,916,794       1,760,075
 Shares issued to owners in
  reinvestment of dividends               4,010           1,226
                                     ----------      ----------
                                      2,920,804       1,761,301

 Shares redeemed                    (2,958,874)     (1,594,966)
                                     ----------      ----------
 Net increase (decrease)               (38,070)         166,335
                                     ----------      ----------

DIVIDENDS PAID FROM:
 Net investment income                 (39,970)        (24,254)
                                     ----------      ----------

TOTAL INCREASE (DECREASE)
 IN NET ASSETS                         (38,070)         166,335

NET ASSETS:
 Beginning of year                      754,636         588,301
                                     ----------      ----------
 End of year                         $  716,566      $  754,636
                                     ==========      ==========

See notes to the financial statements.


INSTITUTIONAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
                                                                     April 26,
                                                                    1991<F153>
                                          Year ended Oct.31,          through
                                   ----------------------------------- Oct.31,
                                   1995      1994     1993   1992<F154> 1991
                                   ----      ----     ----   --------   ----
Per Share Data:
Net asset value,
 beginning of period               $1.00    $1.00    $1.00    $1.00    $1.00

Income from investment
operations:
 Net investment income              0.06     0.04     0.03     0.04     0.03
                                 -------  -------  -------  -------  -------

 Total from investment
 operations                         0.06     0.04     0.03     0.04     0.03
                                 -------  -------  -------  -------  -------

Less distributions:
 Dividends from net
   investment income              (0.06)   (0.04)   (0.03)   (0.04)   (0.03)
                                 -------  -------  -------  -------  -------

 Total distributions              (0.06)   (0.04)   (0.03)   (0.04)   (0.03)
                                 -------  -------  -------  -------  -------

Net asset value, end of period     $1.00    $1.00    $1.00    $1.00    $1.00
                                 =======  =======  =======  =======  =======

Total Return<F155>                 5.77%    3.65%    2.92%    3.88%    2.87%

Supplemental data and ratios:
 Net assets, in thousands,
   end of period                $716,566 $754,636 $588,301 $696,132 $189,048
 Ratio of net expenses to
   average net assets<F156>        0.35%    0.37%    0.38%    0.41%    0.50%
 Ratio of net investment income
   to average net assets<F156>     5.63%    3.64%    2.87%    3.75%    5.47%


<F153>Commencement of operations.
<F154>Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F155>Not annualized for the period ended October 31, 1991.
<F156>Annualized for the period ended October 31, 1991.

See notes to the financial statements.


INSTITUTIONAL MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 1995

   Principal                                        Amortized
    Amount                                            Cost
(in thousands)                                   (in thousands)
--------------                                    --------------

            COMMERCIAL PAPER 90.2%
            Asset Backed 10.4%
            Ciesco L.P.,
   $15,000     5.67%, 11/09/95                       $14,981
    15,000     5.68%, 11/22/95                        14,950
            Corporate Asset Funding Co., Inc.,
    15,000     5.68%, 11/21/95                        14,953
    15,000     5.69%, 1/09/96                         14,836
    15,000  New Center Asset Trust,
            5.75%, 11/29/95                           14,933
                                                      ------

                                                      74,653
                                                      ------
            Auto & Truck 3.7%
            Ford Credit Europe PLC,
    15,000     5.71%, 1/08/96                         14,838
    12,000     5.69%, 1/25/96                         11,839
                                                      ------

                                                      26,677
                                                      ------
            Basic Industry 2.1%
    15,000  U.S. Borax & Chemical Corp.,
            5.70%, 1/16/96                            14,820
                                                      ------
            Conglomerates 7.2%
            Mitsubishi International Corp.,
    14,000     5.74%, 11/01/95                        14,000
     8,000     5.85%, 1/04/96                          7,917
            Sumitomo Corporation of America,
    15,000     5.75%, 11/16/95                        14,964
    15,000     5.80%, 1/29/96                         14,785
                                                      ------
                                                      51,666
                                                      ------
            Consumer Staples 1.4%
    10,000  Hitachi America, Ltd.,
            5.68%, 11/20/95                            9,970
                                                      ------
            Drugs 9.3%
            Colgate-Palmolive Company,
    15,000     5.67%, 11/13/95                        14,972
    12,000     5.71%, 12/11/95                        11,924
    10,000  Lilly (Eli) & Co.,
            6.37%, 11/07/95                            9,989
            Sandoz Corporation,
    15,000     5.65%, 11/03/95                        14,995
    15,000     5.68%, 11/15/95                        14,967
                                                      ------
                                                      66,847
                                                      ------
            Electronics 2.1%
    15,000  Panasonic Finance,
            5.70%, 12/29/95                           14,862
                                                      ------
            Energy 3.2%
            Arco Coal Australia Inc.,
    12,624     5.66%, 12/07/95                        12,552
    10,550     5.66%, 12/08/95                        10,489
                                                      ------
                                                      23,041
                                                      ------
            Finance 21.1%
            American Express Credit Corporation,
    15,000     5.63%, 11/02/95                        14,998
    13,000     5.70%, 11/13/95                        12,975
    15,000  CIT Group Holdings, Inc.,
            5.66%, 12/21/95                           14,882
    13,000  General Electric Capital Corporation,
            5.67%, 12/15/95                           12,910
    13,000  Hanson Finance (U.K.) PLC,
            5.62%, 1/12/96                            12,854
            Heller Financial, Inc.,
    13,000     5.69%, 11/28/95                        12,945
    15,000     5.70%, 1/19/96                         14,812
    13,000  Household Finance Corporation,
            5.70%, 1/16/96                            12,844
    10,000  National Rural Utilities C.F.C.,
            5.80%, 11/01/95                           10,000
            Paccar Financial Company,
    10,000     5.62%, 12/15/95                         9,931
     9,000     5.60%, 12/19/95                         8,933
    13,000  Swedish Export Credit Corporation,
            5.67%, 12/05/95                           12,930
                                                     -------
                                                     151,014
                                                     -------
            Finance - Services 10.1%
            Goldman Sachs Group, L.P.,
    15,000     5.70%, 1/10/96                         14,834
    15,000     5.73%, 1/11/96                         14,830
    13,000  Merrill Lynch & Co., Inc.,
            5.68%, 11/27/95                           12,947
            Morgan Stanley Group, Inc.,
    15,000     5.70%, 1/18/96                         14,815
    15,000     5.72%, 1/23/96                         14,802
                                                      ------
                                                      72,228
                                                      ------
            Food 1.4%
    10,000  CPC International, Inc.,
            5.70%, 1/22/96                             9,870
                                                      ------
            Insurance 8.0%
    12,900  American Family Financial Services, Inc.,
            5.74%, 12/13/95                           12,814
            ITT Hartford Group, Inc.,
    14,000     5.77%, 11/06/95                        13,989
     7,562     5.73%, 12/06/95                         7,520
     8,500  John Hancock Capital Corp.,
            5.72%, 12/28/95                            8,423
    15,000  Prudential Funding Corp.,
            5.62%, 12/28/95                           14,866
                                                      ------
                                                      57,612
                                                      ------
            Miscellaneous 1.4%
    10,000  International Lease Finance Corp.,
            5.68%, 11/10/95                            9,986
                                                      ------
           Sovereign 4.7%
            Quebec Province of Canada,
    14,000     5.71%, 1/30/96                         13,800
    12,000     5.60%, 2/29/96                         11,776
     8,000  Wool International,
            5.69%, 12/01/95                            7,962
                                                      ------

                                                      33,538
                                                      ------
            Technology 2.0%
    15,000  Xerox Corporation,
            5.70%, 1/17/96                            14,817
                                                      ------
            Utilities 2.1%
    15,000  AT & T Capital Corp.,
            5.64%, 11/17/95                           14,962
                                                      ------

            Total Commercial Paper                   646,563
                                                     -------

            VARIABLE RATE DEMAND NOTES 2.8%
    20,000  WPL Holdings Demand Note                  20,000
                                                      ------


            Total Variable Rate Demand Notes          20,000
                                                      ------
   Number
  of Shares
(in thousands)
--------------

            INVESTMENT COMPANIES 7.4%
    18,797  Financial Square Prime Obligation Fund    18,797
    34,292  Short-Term Investments Co.
            Liquid Assets Portfolio                   34,292
                                                      ------


            Total Investment Companies                53,089
                                                      ------


            Total Investments 100.4%                 719,652
                                                     -------


            Liabilities, less Other Assets (0.4)%    (3,086)
                                                     -------


            NET ASSETS 100.0%                       $716,566
                                                    ========

See notes to the financial statements.


INSTITUTIONAL MONEY MARKET FUND
Notes to the Financial Statements

1. ORGANIZATION
 Portico Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Institutional Money Market Fund (the "Fund") which commenced operations on April 26, 1991, is a separate, diversified investment portfolio of the Company.

2. SIGNIFICANT ACCOUNTING POLICIES
 The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - The securities are valued on the basis of amortized cost for financial reporting purposes and federal income tax purposes, which approximates market value. Variable rate demand notes are valued at cost which approximates market value.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years.

c) Expenses - The Fund is charged for those expenses that are directly attributable to it, such as advisory, administration, service organization fees and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts or net sales, where applicable.

d) Distributions to Shareowners - Dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, will be declared at least annually.

e) Other - The Fund recognizes interest income on the accrual basis. Discounts and premiums are amortized over the life of the respective security. Investment and shareowner transactions are recorded no later than the first business day after the trade date. Realized gains and losses from investment transactions are reported on an identified cost basis which is the same basis the Fund uses for federal income tax purposes. Transactions in capital shares at $1.00 per share are shown in the Statement of Changes in Net Assets. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS
 The Fund has entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Fund, FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% of the Fund's first $2 billion of average daily net assets, and 0.40% of the Fund's average daily net assets in excess of $2 billion. For the year ended October 31, 1995, FIRMCO voluntarily waived $1,882 of its advisory fees, in thousands, for the Fund.

 Firstar Trust Company, an affiliate of FIRMCO, serves as custodian, transfer agent and accounting services agent for the Fund.


 The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the year ended October 31, 1995, $648 of administration fees, in thousands, were voluntarily waived for the Fund.

 Prior to January 1, 1995, the Fund had entered into Servicing Agreements with certain Service Organizations, including affiliates of FIRMCO. The Service Organizations were entitled to receive fees from the Fund up to an annual rate of 0.25% of the daily net assets of the Fund for certain support and/or distribution services to customers of the Service Organizations who were beneficial owners of Fund shares. Service Organization fees, in thousands, paid by the Fund to affiliates of FIRMCO aggregated $293 for the year ended October 31, 1995. The Servicing Agreements were terminated effective January 1, 1995.

 Each Director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Portico Funds (with the exception of the MicroCap
Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Portico Funds or 90-day U.S.Treasury bills. The Fund maintains its proportionate share of the Company's liability for deferred fees.


Report of Independent Accountants

To the Board of Directors and Shareholders of the Portico Institutional Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Portico Institutional Money Market Fund (one of the portfolios of Portico Funds, Inc. (the "Fund") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period April 26, 1991 (commencement of operations) through October 31, 1991, all in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse
Milwaukee, Wisconsin
November 29, 1995


-Portico Funds are available through:
 - the Portico Funds Center,
 - Investment Specialists who are registered representatives of Elan Investment Services, Inc., a registered broker/dealer, NASD and SIPC member,
 - and through selected shareholder organizations.
This report is authorized for distribution only when preceded or accompanied by a current prospectus.

To Open an Account or Request Information
1-800-982-8909
1-414-287-3710

For Account Balances and Investor Services
1-800-228-1024
1-414-287-3808

Portico Funds Center
615 East Michigan Street
P.O. Box 3011
Milwaukee, WI53201-3011